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TABLE OF CONTENTS 2
PART C

As filed with the Securities and Exchange Commission on June 21, 2016

Registration No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.
☐ POST-EFFECTIVE AMENDMENT NO.

ARES CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

245 Park Avenue, 44th Floor
New York, New York 10167
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (212) 750-7300

Joshua M. Bloomstein
General Counsel
Ares Capital Corporation
245 Park Avenue, 44th Floor
New York, New York 10167
(212) 750-7300
(Name and Address of Agent for Service)

Copies of information to:

Monica J. Shilling
Proskauer Rose LLP
2049 Century Park East, 32nd Floor
Los Angeles, CA 90067-3206
(310) 557-2900

Approximate Date of Proposed Public Offering:
From time to time after the effective date of this Registration Statement.

                      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

                      It is proposed that this filing will become effective (check appropriate box):

                      ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)

Common Stock, $0.001 par value per share(3)(4)

Preferred Stock, $0.001 par value per share(3)

Subscription Rights(3)

Warrants(4)

Debt Securities(6)

Units(7)

Total			$3,000,000,000(8)	$302,100

(1)
Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

(2)
Prior to the initial filing of this registration statement, $3,000,000,000 aggregate principal amount of securities remained registered and unsold pursuant to Registration Statement No. 333-202530, which was initially filed by the Registrant on March 5, 2015. Pursuant to Rule 457(p), all of the total filing fee of $302,100 required in connection with the initial registration of $3,000,000,000 aggregate principal amount of securities under this registration statement is being offset against the $348,600 filing fee associated with the unsold securities registered under Registration Statement No. 333-202530.

(3)
Subject to Note 8 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock, or subscription rights to purchase shares of common stock as may be sold, from time to time separately or as units in combination with other securities registered hereunder.

(4)
Includes such indeterminate number of shares of common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.

(5)
Subject to Note 8 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time separately or as units in combination with other securities registered hereunder, representing rights to purchase common stock, preferred stock or debt securities.

(6)
Subject to Note 8 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time separately or as units in combination with other securities registered hereunder. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $3,000,000,000.

(7)
Subject to Note 8 below, there is being registered hereunder an indeterminate number of units. Each unit may consist of a combination of any one or more of the securities being registered hereunder and may also include securities issued by third parties, including the U.S. Treasury.

(8)
In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $3,000,000,000.

                      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated June 21, 2016

PROSPECTUS

$3,000,000,000

Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants
Units

              Ares Capital Corporation is a specialty finance company that is a closed- end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make preferred and/or common equity investments.

              We are externally managed by our investment adviser, Ares Capital Management LLC, a subsidiary of Ares Management, L.P., a publicly traded, leading global asset manager. Ares Operations LLC, a subsidiary of Ares Management, L.P., provides certain administrative and other services necessary for us to operate.

              Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." On June 17, 2016 the last reported sales price of our common stock on The NASDAQ Global Select Market was $14.02 per share. The net asset value per share of our common stock at March 31, 2016 (the last date prior to the date of this prospectus on which we determined net asset value) was $16.50.

              Investing in our securities involves risks that are described in the "Risk Factors" section beginning on page 26 of this prospectus, including the risk of leverage.

              We may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, which we refer to, collectively, as the "securities." The preferred stock, debt securities, subscription rights and warrants (including as part of a unit) offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such circumstances as the SEC may permit. This prospectus and the accompanying prospectus supplement concisely provide important information about us that you should know before investing in our securities. Please read this prospectus and the accompanying prospectus supplement before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. The SEC also maintains a website at www.sec.gov that contains such information.

              Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

              This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

              The date of this prospectus is                        , 2016.

              You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus and the accompanying prospectus supplement is accurate only as of the date on the front cover of this prospectus and the accompanying prospectus supplement, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date.

i

 ABOUT THIS PROSPECTUS

              This prospectus is part of a registration statement that we have filed with the U.S. Securities and Exchange Commission (the "SEC"), using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and the prospectus supplement together with any exhibits and the additional information described under the headings "Available Information" and "Risk Factors" before you make an investment decision.

ii

PROSPECTUS SUMMARY

              This summary highlights some of the information contained elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus and the accompanying prospectus supplement. Except where the context suggests otherwise, the terms "we," "us," "our," "the Company" and "Ares Capital" refer to Ares Capital Corporation and its consolidated subsidiaries; "Ares Capital Management" and "our investment adviser" refer to Ares Capital Management LLC; "Ares Operations" and "our administrator" refer to Ares Operations LLC; and "Ares" and "Ares Management" refer to Ares Management, L.P. (NYSE: ARES) and its affiliated companies (other than portfolio companies of its affiliated funds).

              Other than as specifically set forth herein or in any accompanying prospectus supplement, information presented with respect to the Company does not reflect the consummation of the American Capital Acquisition (as defined below), and any investment decision you make should be made with the understanding that the American Capital Acquisition may not be consummated as scheduled, or at all. See "Pending American Capital Acquisition" for a description of the terms of the American Capital Acquisition, "Risk Factors—Risks Relating to Our Business—We may fail to consummate the American Capital Acquisition" for a description of the risks associated with a failure to consummate the American Capital Acquisition and "Risk Factors—Risks Relating to the American Capital Acquisition" for a description of the risks that the combined company may face if the American Capital Acquisition is consummated.

 THE COMPANY

Overview

              Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a business development company, or a "BDC," under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder or the "Investment Company Act." We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. As of March 31, 2016, we were the largest BDC with approximately $9.4 billion of total assets.

              We are externally managed by our investment adviser, Ares Capital Management, a subsidiary of Ares Management, a publicly traded, leading global alternative asset manager. Our administrator, Ares Operations, a subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

              As discussed in "Recent Developments" below, on May 23, 2016, we entered into a definitive agreement (the "Merger Agreement") under which we have agreed, subject to the satisfaction of certain closing conditions, to acquire American Capital, Ltd., a Delaware corporation ("American Capital"), in a cash and stock transaction, which we refer to as the "American Capital Acquisition." We cannot assure you that the American Capital Acquisition will be consummated as scheduled, or at all. See "Pending American Capital Acquisition" for a description of the terms of the American Capital Acquisition, "Risk Factors—Risks Relating to Our Business—We may fail to consummate the American Capital Acquisition" for a description of the risks associated with a failure to consummate the American Capital Acquisition and "Risk Factors—Risks Relating to the American Capital Acquisition" for a description of the risks that the combined company may face if the American Capital Acquisition is consummated.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger or smaller (in particular, for investments in early stage and/or venture capital-backed) companies. We generally use the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              We invest primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior secured loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments in corporate borrowers generally range between $30 million and $500 million each, investments in project finance/power generation projects generally range between $10 million and $200 million each and investments in early-stage and/or venture capital-backed companies generally range between $1 million and $25 million each. However, the investment sizes may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro- and macro-economic factors.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate or sell a portion of such amount (including, without limitation, to vehicles managed by our portfolio company, Ivy Hill Asset Management, L.P. ("IHAM")), such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market (including purchases of a portfolio of investments).

              The first and second lien senior secured loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments in which we invest typically are not rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB–" by Fitch Ratings or lower than "BBB–" by Standard & Poor's Ratings Services), which, under the guidelines established by these entities, is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships of Ares Management with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investment opportunities. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for over 15 years and its partners have an average of over 24 years of experience in leveraged finance, private equity, distressed debt, commercial real estate finance, investment banking and capital markets. We have access to Ares' investment professionals and administrative professionals, who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations. As of March 31, 2016, Ares had approximately 340 investment professionals and approximately 525 administrative professionals.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              In the first quarter of 2011, the staff of the SEC (the "Staff") informally communicated to certain BDCs the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as "eligible portfolio companies" (as defined in Section 2(a)(46) under the Investment Company Act) (i.e., not eligible to be included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the SEC issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company." We provided a comment letter in respect of the Concept Release and continue to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, we have, solely for purposes of calculating the composition of our portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SDLP (as defined below) and the SSLP (as defined below), as "non-qualifying assets" should the Staff ultimately disagree with our position.

Co-Investment Programs

    Senior Direct Lending Program

              In December 2015, we established a co-investment program with Varagon Capital Partners ("Varagon") to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, to U.S. middle-market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE:AIG) and other partners. The co-investment program is called the Senior Direct Lending Program (the "SDLP"). It is expected that the SDLP will commit and hold individual loans of up to $300 million. We may directly co-invest with the SDLP to accommodate larger transactions. We will provide capital to the SDLP in the form of subordinated certificates (the "SDLP Certificates"), and Varagon and its clients will provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. It is expected that we and Varagon will own 87.5% and 12.5%, respectively, of any outstanding SDLP Certificates.

              As of March 31, 2016, we and Varagon have agreed to make capital available to the SDLP of $2.9 billion in the aggregate, of which no amounts were funded. The SDLP will be capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of ours and Varagon (with approval from a representative of each required). As of March 31, 2016, we agreed to make available to the SDLP (subject to the approval of the investment committee of the SDLP as described above) approximately $591 million, of which no amounts were committed or funded. The SDLP Certificates will pay a coupon of LIBOR plus a stated spread and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

    Senior Secured Loan Program

              The Company and General Electric Capital Corporation ("GECC") and GE Global Sponsor Finance LLC (collectively, "GE") have co-invested in first lien senior secured loans of middle market companies through an unconsolidated Delaware limited liability company, the Senior Secured Loan Fund LLC (d/b/a "the Senior Secured Loan Program") or the SSLP (the "SSLP"). The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). We have provided capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates").

              In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with us in the SSLP, to Canada Pension Plan Investment Board ("CPPIB"). This sale excluded GE's interest in the SSLP, and the Company and GE continue to operate the SSLP. The Company and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, the Company and GE may provide capital to support the SSLP's funding of existing commitments (see below) and other amounts to its portfolio companies. On August 24, 2015, we were advised that GECC, as the holder of the senior notes of the SSLP (the "Senior Notes"), directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes us). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide the Company and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between us and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. We have been in dialogue with GE and CPPIB to determine if there is an opportunity to work together; however, to date there has been no agreement in respect of the SSLP as a result of these discussions and there can be no assurance that such discussions will continue or any such agreement will be reached. In addition to discussions with CPPIB and GECC, we are also exploring other options with respect to the SSLP's portfolio, although there can be no assurance that we will pursue any of them.

              As of March 31, 2016, the Company and GE had funded approximately $7.6 billion in aggregate principal amount to the SSLP. As discussed above, we anticipate that no new investments will be made by the SSLP and that the Company and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. As of March 31, 2016, the SSLP had commitments to fund delayed draw loans to certain of its portfolio companies of $145.4 million, which had been approved by the investment committee of the SSLP as described above. As of March 31, 2016, we had funded approximately $2.0 billion in aggregate principal amount to the SSLP. Additionally, as of March 31, 2016, we had commitments to co-invest in the SSLP for our portion of the SSLP's commitments to fund delayed draw loans to portfolio companies of up to $23.6 million. As of March 31, 2016, the fair value of the SSLP Certificates held by us was $1.9 billion at fair value (including unrealized depreciation of $48.7 million), which represented approximately 21% of our total portfolio at fair value. As of March 31, 2016, the SSLP had 38 different underlying borrowers. For more information on the SSLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Secured Loan Program."

Ivy Hill Asset Management, L.P.

              As of March 31, 2016, our portfolio company, IHAM, an SEC-registered investment adviser, managed 16 vehicles and served as the sub-manager/sub-servicer for three other vehicles (such vehicles, the "IHAM Vehicles"). As of March 31, 2016, IHAM had assets under management of approximately $3.6 billion. As of March 31, 2016, Ares Capital had invested approximately $171.0 million (at amortized cost) in IHAM. In connection with IHAM's registration as a registered investment adviser, on March 30, 2012, we received exemptive relief from the SEC allowing us to, subject to certain conditions, own directly or indirectly up to 100% of IHAM's outstanding equity interests and make additional investments in IHAM. From time to time, IHAM or certain IHAM Vehicles may purchase investments from us or sell investments to us, in each case for a price equal to the fair market value of such investments determined at the time of such transactions. See Note 4 to our consolidated financial statements for the year ended December 31, 2015 and the three months ended March 31, 2016 for more information about IHAM.

Ares Capital Management LLC

              Ares Capital Management, our investment adviser, is served by an origination, investment and portfolio management team of approximately 80 U.S.-based investment professionals as of March 31, 2016 and led by certain partners of the Ares Credit Group: Michael Arougheti, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares Capital Management's investment committee has 12 members comprised of certain of the U.S.-based partners of the Ares Credit Group and certain partners in the Ares Private Equity Group.

MARKET OPPORTUNITY

              We believe that current market conditions present attractive opportunities for us to invest in middle-market companies, specifically:

  •
  We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. These factors may result in opportunities for alternative funding sources to middle-market companies and therefore more new-issue market opportunities for us.

  •
  We believe that the disruption and volatility in the credit markets between 2008 and 2009 reduced capital available to certain specialty finance companies and other capital providers, causing a reduction in competition. While market conditions have largely recovered from the events of 2008 and 2009, there have been continuing periods of volatility, some lasting longer than others. These market conditions may continue to create opportunities to achieve attractive risk-adjusted returns.

  •
  We believe that there is a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold our loans without having to syndicate them is a competitive advantage.

  •
  We believe that middle-market companies have faced difficulty in raising debt through the capital markets. This approach to financing may become more difficult to the extent institutional investors seek to invest in larger, more liquid offerings, leaving less competition and fewer financing alternatives for middle-market companies.

  •
  We believe there is a large pool of un-invested private equity capital for middle-market businesses. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources such as us.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers to middle-market companies:

The Ares Platform

              Ares operates three distinct but complementary investment groups, including the Ares Credit Group, the Ares Private Equity Group and the Ares Real Estate Group. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for us. In particular, we believe that the Ares platform provides us with an advantage through its deal flow generation and investment evaluation process. Ares' asset management platform also provides additional market information, company knowledge and industry insight that benefit our investment and due diligence process. Ares' professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

Seasoned Management Team

              The investment professionals in the Ares Credit Group and members of our investment adviser's investment committee also have significant experience investing across market cycles. This experience also provides us with a competitive advantage in identifying, originating, investing in and managing a portfolio of investments in middle-market companies.

Broad Origination Strategy

              We focus on self-originating most of our investments by pursuing a broad array of investment opportunities in middle-market companies, venture capital backed businesses and power generation projects across multiple channels. We also leverage off of the extensive relationships of the broader Ares platform, including relationships with the portfolio companies in the IHAM Vehicles, to identify investment opportunities. We believe that this allows for asset selectivity and that there is a significant relationship between proprietary deal origination and credit performance. We believe that our focus on generating proprietary deal flow and lead investing also gives us greater control over capital structure, deal terms, pricing and documentation and enables us to actively manage our portfolio investments. Moreover, by leading the investment process, we are often able to secure controlling positions in credit tranches, thereby providing additional control in investment outcomes. We also have originated substantial proprietary deal flow from middle-market intermediaries, which often allows us to act as the sole or principal source of institutional capital to the borrower.

Scale and Flexible Transaction Structuring

              We believe that being one of the largest BDCs makes us a more desirable and flexible capital provider, especially in competitive markets. We are flexible with the types of investments we make and the terms associated with those investments. We believe this approach and experience enables our investment adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so we can make investments consistent with our stated investment objective and preserve principal while seeking appropriate risk adjusted returns. In addition, we have the flexibility to provide "one stop" financing with the ability to invest capital across the balance sheet and syndicate and hold larger investments than many of our competitors. We believe that the ability to underwrite, syndicate and hold larger investments benefits our stockholders by (a) potentially increasing net income and earnings through syndication, (b) increasing originated deal flow flexibility, (c) broadening market relationships and deal flow, (d) allowing us to optimize our portfolio composition and (e) allowing us to provide capital to a broader spectrum of middle-market companies, which we believe currently have limited access to capital from traditional lending sources. In addition, we believe that the ability to provide capital at every level of the balance sheet provides a strong value proposition to middle-market borrowers and our senior debt capabilities provide superior deal origination and relative value analysis capabilities compared to traditional "mezzanine only" lenders.

Experience with and Focus on Middle-Market Companies

              Ares has historically focused on investments in middle-market companies and we benefit from this experience. In sourcing and analyzing deals, our investment adviser benefits from Ares' extensive network of relationships focused on middle-market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We believe this network enables us to identify well-positioned prospective portfolio company investments. The Ares Credit Group works closely with Ares' other investment professionals. As of March 31, 2016, Ares oversaw a portfolio of investments in approximately 1,000 companies, approximately 495 structured assets and approximately 155 properties across over 50 industries, which provides access to an extensive network of relationships and insights into industry trends and the state of the capital markets.

Disciplined Investment Philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent, credit-based investment approach that was developed over 15 years ago by its founders. Specifically, our investment adviser's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment and financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, our investment adviser's approach seeks to reduce risk in investments by focusing on:

  •
  businesses with strong franchises and sustainable competitive advantages;

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  industries with positive long-term dynamics;

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  businesses and industries with cash flows that are dependable and predictable;

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  management teams with demonstrated track records and appropriate economic incentives;

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  rates of return commensurate with the perceived risks;

  •
  securities or investments that are structured with appropriate terms and covenants; and

  •
  businesses backed by experienced private equity sponsors.

Extensive Industry Focus

              We seek to concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals have had extensive investment experience. Ares investment professionals have developed long-term relationships with management teams and management consultants in over 50 industries, and have accumulated substantial information and identified potential trends within these industries. In turn, we benefit from these relationships, information and identification of potential trends in making investments.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by our investment adviser, Ares Capital Management, which is a subsidiary of Ares, and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is registered under the Investment Advisers Act of 1940, or the "Advisers Act." Under our Amended and Restated Investment Advisory and Management Agreement with Ares Capital Management, referred to herein as our "investment advisory and management agreement," we have agreed to pay Ares Capital Management base management fees based on our total assets, as defined under the Investment Company Act (other than cash and cash equivalents, but including assets purchased with borrowed funds) ("base management fees"), fees based on our net investment income ("income based fees") and fees based on our net capital gains ("capital gains incentive fees"). See "Management—Investment Advisory and Management Agreement." Ares Operations provides us with certain administrative and other services necessary for us to operate pursuant to an Amended and Restated Administration Agreement, referred to herein as our "administration agreement." See "Management—Administration Agreement."

              As a BDC, we are required to comply with certain regulatory requirements. For example, we are not generally permitted to invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than us and our downstream affiliates) currently has an investment. However, we may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of co-investment transactions would only be permitted pursuant to an exemptive order from the SEC, for which we have applied. Any such order will be subject to certain terms and conditions. Further there is no assurance that this application for exemptive relief will be granted by the SEC.

              Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant aspects. See "Business—Operating and Regulatory Structure" and "Regulation." In particular, BDCs must have at least 200% asset coverage calculated pursuant to the Investment Company Act (i.e., we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us) in order to incur debt or issue preferred stock (which we refer to collectively as "senior securities"), which requires us to finance our investments with at least as much equity as senior securities in the aggregate. Certain of our credit facilities also require that we maintain asset coverage of at least 200%.

              In addition, as a consequence of us being a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") for U.S. federal income tax purposes, our asset growth is dependent on our ability to raise equity capital through the issuance of common stock. RICs generally must distribute substantially all of their investment company taxable income (as defined under the Code) to stockholders as dividends in order to preserve their status as a RIC and not be subject to additional U.S. federal corporate-level taxes. This requirement, in turn, generally prevents us from using our earnings to support our operations, including making new investments. See "Certain Material U.S. Federal Income Tax Considerations."

ACQUISITION OPPORTUNITIES

              We believe the recent volatility in the credit markets has increased the likelihood of further consolidation in our industry. To that end, we are evaluating (and expect to continue to evaluate in the future) a number of potential strategic opportunities, including acquisitions of:

  •
  asset portfolios;

  •
  other private and public finance companies, business development companies and asset managers; and

  •
  selected secondary market assets.

              In this regard, on May 23, 2016 we entered into a definitive agreement to acquire American Capital in a cash and stock transaction. See "Recent Developments—American Capital Acquisition" for more information.

              We have been in, and from time to time may engage in, discussions with counterparties in respect of various potential strategic acquisition and investment transactions, including potential acquisitions of other finance companies, business development companies and asset managers. Some of these transactions could be material to our business and, if consummated, could be difficult to integrate, result in increased leverage or dilution and/or subject us to unexpected liabilities. However, other than in connection with the American Capital Acquisition, none of these discussions has progressed to the point at which the consummation of any such transaction could be deemed to be probable or reasonably certain as of the date of this prospectus. Consummation of any such transaction would be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors, any required third party consents and, in certain cases, the approval of our stockholders. We cannot predict how quickly the terms of any such transaction could be finalized, if at all. Accordingly, there can be no assurance that such transaction would be consummated. In connection with evaluating potential strategic acquisition and investment transactions, we have, and may in the future, incur significant expenses for the evaluation and due diligence investigation of these potential transactions.

INDEBTEDNESS

              As of March 31, 2016, we had approximately $4.1 billion in aggregate principal amount of total outstanding indebtedness, approximately $2.7 billion aggregate principal amount of which was unsecured indebtedness of Ares Capital, approximately $1.2 billion aggregate principal amount of which was secured indebtedness at the Ares Capital level and approximately $0.2 billion aggregate principal amount of which was secured indebtedness of our consolidated subsidiaries.

              For more information on the Company's debt, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources."

RECENT DEVELOPMENTS

American Capital Acquisition

              On May 23, 2016, we entered into a definitive agreement to acquire American Capital in a cash and stock transaction. American Capital is an internally managed closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the Investment Company Act.

              While there can be no assurances as to the exact timing, or that the American Capital Acquisition will be completed at all, we expect to complete the American Capital Acquisition as early as the fourth quarter of 2016. The consummation of the American Capital Acquisition is subject to certain conditions, including, among others, American Capital stockholder approval, Ares Capital stockholder approval, the successful completion of the Mortgage Manager Sale (as defined below), required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or the "HSR Act"), receipt of certain third party consents, and other customary closing conditions.

              We cannot assure you that the American Capital Acquisition will be consummated as scheduled, or at all. See "Pending American Capital Acquisition" for a more detailed description of the terms of the American Capital Acquisition, "Risk Factors—Risks Relating to Our Business—We may fail to consummate the American Capital Acquisition" for a description of the risks associated with a failure to consummate the American Capital Acquisition and "Risk Factors—Risks Relating to the American Capital Acquisition" for a description of the risks that the combined company may face if the American Capital Acquisition is consummated.

              In connection with the American Capital Acquisition, we entered into an agreement with our investment adviser, dated May 23, 2016, pursuant to which our investment adviser will (i) provide $275 million of cash consideration payable to American Capital stockholders in accordance with the terms and conditions set forth in the Merger Agreement at closing and (ii) waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the American Capital Acquisition, the lesser of (x) $10 million of income based fees and (y) the amount of income based fees for such quarter, to the extent earned and payable by us in such quarter pursuant to and as calculated under our investment advisory and management agreement, in each case, subject to the consummation of the American Capital Acquisition.

Other Recent Developments

              In April 2016, we entered into an agreement to amend and restate the Revolving Credit Facility (as defined below) that, among other things, (a) extended the expiration of the revolving period for certain lenders electing to extend their commitments in an amount equal to $1.195 billion from May 4, 2019 to May 4, 2020, during which period we, subject to certain conditions, may make borrowings under the Revolving Credit Facility, (b) extended the stated maturity date for certain lenders electing to extend their commitments in an amount equal to $1.195 billion from May 4, 2020 to May 4, 2021, (c) permitted certain lenders electing not to extend their commitments in an amount equal to $70 million to remain subject to the existing revolving period and stated maturity in respect of their non-extending commitments, and (d) modified the debt and lien provisions of the Revolving Credit Facility to, among other things, (i) expand the types of additional debt that may be secured by certain assets of ours on a pari passu basis with the Revolving Credit Facility, subject to certain limitations, and (ii) increase the amount of additional secured debt permitted to be incurred by us, subject to certain conditions. The size of the Revolving Credit Facility is $1.265 billion following the amendment and restatement thereof. The Revolving Credit Facility includes an "accordion" feature that allows us, under certain circumstances, to increase the size of the facility by an amount up to $632.5 million.

              In April 2016, our board of directors authorized an extension of our stock repurchase program through February 28, 2017. Our stock repurchase program was set to expire on September 30, 2016. Under the stock repurchase program, we were able to repurchase up to $100 million in the aggregate of our outstanding common stock in the open market at a price per share that met certain thresholds below the net asset value per share of our common stock, in accordance with the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The timing, manner, price and amount of any share repurchases were determined by us, in our discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. As of March 31, 2016, we had repurchased a total of 514,677 shares of our common stock in the open market under the stock repurchase program since its inception in September 2015, at an average price of $13.92 per share, including commissions paid, leaving approximately $92.8 million available for additional repurchases under the program. In May 2016, in connection with the American Capital Acquisition, we suspended our stock repurchase program pending the consummation of the Merger Agreement.

              In June 2016, we repaid in full the $230 million aggregate principal amount outstanding of the June 2016 Convertible Notes (as defined below) upon their maturity. We used amounts available under our revolving credit facilities to repay the June 2016 Convertible Notes.

              From April 1, 2016 through April 27, 2016, we made new investment commitments of approximately $123 million, of which $123 million were funded. Of these new commitments, 69% were in second lien senior secured loans, 29% were in senior subordinated loans and 2% were in other equity securities. Of the approximately $123 million of new investment commitments, 69% were floating rate, 29% were fixed rate and 2% were non-interest bearing. The weighted average yield of debt and other income producing securities funded during the period at amortized cost was 11.5%. We may seek to sell all or a portion of these new investment commitments, although there can be no assurance that we will be able to do so.

              From April 1, 2016 through April 27, 2016, we exited approximately $335 million of investment commitments. Of these investment commitments, 61% were second lien senior secured loans, 29% were first lien senior secured loans, 7% were senior subordinated loans and 3% were other equity securities. Of the approximately $335 million of exited investment commitments, 88% were floating rate, 9% were fixed rate and 3% were non-interest bearing. The weighted average yield of debt and other income producing securities exited or repaid during the period at amortized cost was 9.7%. On the approximately $335 million of investment commitments exited from April 1, 2016 through April 27, 2016, we recognized total net realized gains of approximately $23 million.

              In addition, as of April 27, 2016, we had an investment backlog and pipeline of approximately $260 million and $210 million, respectively. Investment backlog includes transactions approved by our investment adviser's investment committee and/or for which a formal mandate, letter of intent or a signed commitment have been issued, and therefore we believe are likely to close. Investment pipeline includes transactions where due diligence and analysis are in process, but no formal mandate, letter of intent or signed commitment have been issued. The consummation of any of the investments in this backlog and pipeline depends upon, among other things, one or more of the following: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation. In addition, we may sell all or a portion of these investments and certain of these investments may result in the repayment of existing investments. We cannot assure you that we will make any of these investments or that we will sell all or any portion of these investments.

RISK FACTORS

              Investing in Ares Capital involves risks. The following is a summary of the principal risks that you should carefully consider before investing in our securities. In addition, see "Risk Factors" beginning on page 26 for a more detailed discussion of the principal risks as well as certain other risks you should carefully consider before deciding to invest in our securities.

  •
  The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on our business and operations.

  •
  Uncertainty about the financial stability of the United States, China and several countries in the European Union (EU) could have a significant adverse effect on our business, financial condition and results of operations.

  •
  Our shares of common stock have traded at a discount from net asset value and may do so again, which could limit our ability to raise additional equity capital.

  •
  Our ability to grow depends on our ability to raise capital.

  •
  A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility and a failure to maintain our status as a RIC may subject us to additional corporate-level income taxes.

  •
  We are dependent upon certain key personnel of Ares for our future success and upon their access to other Ares investment professionals.

  •
  We borrow money, which magnifies the potential for gain or loss on amounts invested, subjects us to certain covenants with which we must comply and may increase the risk of investing with us.

  •
  We operate in a highly competitive market for investment opportunities.

  •
  We are exposed to risks associated with changes in interest rates.

  •
  Most of our portfolio investments are not publicly traded and, as a result, the fair value of these investments may not be readily determinable. Additionally, to the extent that we need liquidity and need to sell assets, the lack of liquidity in our investments may adversely affect our business.

  •
  Our financial condition and results of operations could be negatively affected if a significant investment fails to perform as expected.

  •
  There are significant potential conflicts of interest that could impact our investment returns.

  •
  Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

  •
  Economic recessions or downturns could impair our portfolio companies and harm our operating results.

  •
  Our investments, which are primarily in middle-market companies, may be risky and we could lose all or part of our investment.

  •
  Our portfolio companies may be highly leveraged.

  •
  Our credit ratings may not reflect all risks of an investment in our debt securities.

  •
  We may fail to consummate the American Capital Acquisition.

  •
  Consummation of the American Capital Acquisition will cause immediate dilution to our stockholders' voting interests in us and may cause immediate dilution to the net asset value per share of our common stock.

  •
  We may be unable to realize the benefits anticipated by the American Capital Acquisition, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits.

  •
  Termination of the Merger Agreement could negatively impact us and, under certain circumstances, the Company and American Capital are obligated to pay each other a termination fee upon termination of the Merger Agreement.

OUR CORPORATE INFORMATION

              Our administrative offices are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, telephone number (310) 201-4200, and our executive offices are located at 245 Park Avenue, 44th Floor, New York, New York 10167, telephone number (212) 750-7300.

 OFFERINGS

              We may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of an offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus."

              Pursuant to approval granted at a special meeting of stockholders held on May 12, 2016, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expires on May 12, 2017.

              We may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

              Set forth below is additional information regarding offerings of our securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which include, among other things, (a) investing in portfolio companies in accordance with our investment objective and (b) repaying indebtedness. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See "Use of Proceeds."
Distributions

We currently intend to pay dividends or make other distributions to our stockholders on a quarterly basis out of assets legally available for distribution. We may also pay additional dividends or make additional distributions to our stockholders from time to time. Our quarterly and additional dividends or distributions, if any, will be determined by our board of directors. For more information, see "Price Range of Common Stock and Distributions."

Taxation

We have elected to be treated as a RIC for U.S. federal income tax purposes. As a RIC, we generally will not pay U.S. federal corporate-level income taxes on any income and gain that we distribute to our stockholders as dividends on a timely basis. Among other things, in order to maintain our RIC status, we must meet specified source of income and asset diversification requirements and distribute annually generally an amount equal to at least 90% of our investment company taxable income, out of assets legally available for distribution. See "Risk Factors—Risks Relating to Our Business—We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC" and "Price Range of Common Stock and Distributions."

Dividend reinvestment plan

We have a dividend reinvestment plan for our stockholders. This is an "opt out" dividend reinvestment plan. As a result, if we declare a cash dividend, then stockholders' dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash. Stockholders whose cash dividends are reinvested in additional shares of our common stock will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See "Dividend Reinvestment Plan."

The NASDAQ Global Select Market symbol	"ARCC"
Anti-takeover provisions

Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See "Description of Our Capital Stock."

Leverage

We borrow funds to make additional investments. We use this practice, which is known as "leverage," to attempt to increase returns to our stockholders, but it involves significant risks. See "Risk Factors," "Senior Securities" and "Regulation—Indebtedness and Senior Securities." With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% after such borrowing. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing.

Management arrangements

Ares Capital Management serves as our investment adviser. Ares Operations serves as our administrator. For a description of Ares Capital Management, Ares Operations, Ares and our contractual arrangements with these companies, see "Management—Investment Advisory and Management Agreement," and "—Administration Agreement."

Available information

We are required to file periodic reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this prospectus. Such information is also available from the EDGAR database on the SEC's website at www.sec.gov.

FEES AND EXPENSES

              The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this table contains a reference to our fees or expenses, we will pay such fees and expenses out of our net assets and, consequently, stockholders will indirectly bear such fees or expenses as investors in Ares Capital.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	—	(1)
Offering expenses	—	(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses paid	—	(4)

Annual expenses (as a percentage of consolidated net assets attributable to common stock)(5):
Base management fees	2.73%	(6)
Income based fees and capital gains incentive fees	2.33%	(7)
Interest payments on borrowed funds	3.89%	(8)
Other expenses	1.35%	(9)
Acquired fund fees and expenses	0.00%	(10)

Total annual expenses	10.30%	(11)

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load (underwriting discount or commission). Purchases of shares of our common stock on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include any sales load that stockholders may have paid in connection with their purchase of shares of our common stock.

(2)
The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in "Other expenses."

(4)
The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)
The "consolidated net assets attributable to common stock" used to calculate the percentages in this table is our average net assets of $5.2 billion for the three months ended March 31, 2016.

(6)
Our base management fee is currently 1.5% of our total assets (other than cash and cash equivalents) (which includes assets purchased with borrowed amounts). Our base management fee has been estimated by multiplying our average total assets (assuming we maintain no cash or cash equivalents) for the three months ended March 31, 2016 by 1.5%. The 2.73% reflected on the table is higher than 1.5% because it is calculated on our average net assets (rather than our average total assets) for the same period. See "Management—Investment Advisory and Management Agreement."

(7)
This item represents our investment adviser's income based fees and capital gains incentive fees estimated by annualizing income based fees for the three months ended March 31, 2016 and the capital gains incentive fee expense accrued in accordance with U.S. generally accepted accounting principles ("GAAP") for the three months ended March 31, 2016, even though no capital gains incentive fee was actually payable under the investment advisory and management agreement as of March 31, 2016.

GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Company Act or the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee actually payable under the investment advisory and management agreement plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual capital gains incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future or that the amount accrued for will ultimately be paid.

For purposes of this table, we have assumed that these fees will be payable (in the case of the capital gains incentive fee) and that they will remain constant, although they are based on Ares Capital's performance and will not be paid unless Ares Capital achieves certain goals. We expect to invest or otherwise utilize all of the net proceeds from securities registered under the registration statement of which this prospectus is a part pursuant to a particular prospectus supplement within three months of the date of the offering pursuant to such prospectus supplement and may have capital gains and interest income that could result in the payment of these fees to our investment adviser in the first year after completion of offerings pursuant to this prospectus. Since our initial public offering through March 31, 2016, the average quarterly fees accrued related to income based fees and capital gains incentive fees (including capital gains incentive fees accrued under GAAP even though they may not be payable) has been approximately 0.71% of our weighted average net assets (2.82% on an annualized basis). For more detailed information on the calculation of our income based fees and capital gains incentive fees, please see below. For more detailed information about income based fees and capital gains incentive fees previously incurred by us, please see Note 3 to our consolidated financial statements for the year ended December 31, 2015 and the three months ended March 31, 2016.

Income based fees are payable quarterly in arrears in an amount equal to 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 1.75% quarterly (7.0% annualized) hurdle rate and a "catch- up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no income based fees until our net investment income equals the hurdle rate of 1.75% but then receives, as a "catch-up," 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

Capital gains incentive fees are payable annually in arrears in an amount equal to 20% of our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of capital gains incentive fees paid in all prior years.

We will defer cash payment of any income based fees and capital gains incentive fees otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred income based fees and capital gains incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

These calculations will be adjusted for any share issuances or repurchases.

See "Management—Investment Advisory and Management Agreement."

(8)
"Interest payments on borrowed funds" represents our interest expenses estimated by annualizing our actual interest and credit facility expenses incurred for the three months ended March 31, 2016. During the three months ended March 31, 2016, our average outstanding borrowings were approximately $4.1 billion and cash paid for interest expense was $57.6 million. We had outstanding borrowings of approximately $4.1 billion (with a carrying value of approximately $4.0 billion) as of March 31, 2016. This item is based on our assumption that our borrowings and interest costs after an offering will remain similar to those prior to such offering. The amount of leverage that we employ at any particular time will depend on, among other things, our investment adviser's and our board of directors' assessment of market and other factors at the time of any proposed borrowing. See "Risk Factors—Risks Relating to Our Business—We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us."

(9)
Includes our overhead expenses, including payments under our administration agreement, based on our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, and income taxes. Such expenses are estimated by annualizing "Other expenses" for the three months ended March 31, 2016. The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses. See "Management—Administration Agreement."

(10)
The Company's stockholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the Investment Company Act ("Acquired Funds") in which the Company invests. This amount includes the estimated annual fees and expenses of Acquired Funds in which the Company is invested as of March 31, 2016. Certain of these Acquired Funds are subject to management fees, which generally range from 1% to 2.5% of total net assets, or incentive fees, which generally range between 15% to 25% of net profits. When applicable, fees and expenses estimates are based on historic fees and expenses for the Acquired Funds. For those Acquired Funds with little or no operating history, fees and expenses are estimates based on expected fees and expenses stated in the Acquired Funds' offering memorandum, private placement memorandum or other similar communication without giving effect to any performance. Future fees and expenses for these Acquired Funds may be substantially higher or lower because certain fees and expenses are based on the performance of the Acquired Funds, which may fluctuate over time.

(11)
"Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage and increase our total assets. The SEC requires that the "Total annual expenses" percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period), rather than the total assets, including assets that have been funded with borrowed monies.

Example

              The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that we would have no additional leverage, that none of our assets are cash or cash equivalents, and that our annual operating expenses would remain at the levels set forth in the table above. Income based fees and the capital gains incentive fees under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown below, are not included in the example, except as specifically set forth below. Transaction expenses are not included in the following example. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (none of which is subject to the capital gains incentive fee)(1)	$82	$238	$384	$710
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the capital gains incentive fee)(2)	$92	$265	$427	$781

(1)
Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.

(2)
Assumes no unrealized capital depreciation and a 5% annual return resulting entirely from net realized capital gains and not otherwise deferrable under the terms of the investment advisory and management agreement and therefore subject to the capital gains incentive fee.

              The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger income based fees or capital gains incentive fees of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

              This example and the expenses in the table above should not be considered a representation of our future expenses as actual expenses (including the cost of debt, if any, and other expenses) that we may incur in the future and such actual expenses may be greater or less than those shown.

 SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF ARES CAPITAL

              The following selected financial and other data as of and for the years ended December 31, 2015, 2014, 2013, 2012 and 2011 are derived from our consolidated financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included elsewhere in this prospectus. The selected financial and other data as of and for the three months ended March 31, 2016 and March 31, 2015 and other quarterly financial information is derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the three months ended March 31, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities," which are included elsewhere in this prospectus or the accompanying prospectus supplement.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
SELECTED FINANCIAL DATA
As of and For the Three Months Ended March 31, 2016 and March 31, 2015 and
As of and For the Years Ended December 31, 2015, 2014, 2013, 2012 and 2011
(dollar amounts in millions, except per share data and as otherwise indicated)

	As of and For the Three Months Ended March 31,		As of and For the Year Ended December 31,
	2016	2015	2015	2014	2013	2012	2011
Total Investment Income	$248.0	$253.2	$1,025.4	$989.0	$881.7	$748.0	$634.5
Total Expenses	130.1	128.0	499.8	532.9	437.2	387.9	344.6

Net Investment Income Before Income Taxes	117.9	125.2	525.6	456.1	444.5	360.1	289.9
Income Tax Expense, Including Excise Tax	5.2	3.5	17.8	18.3	14.1	11.2	7.5

Net Investment Income	112.7	121.7	507.8	437.8	430.4	348.9	282.4

Net Realized and Unrealized Gains (Losses) on Investments, Foreign Currencies, Extinguishment of Debt and Other Assets	18.8	(21.1)	(129.1)	153.2	58.1	159.3	37.1

Net Increase in Stockholders' Equity Resulting from Operations	$131.5	$100.6	$378.7	$591.0	$488.5	$508.2	$319.5

Per Share Data:
Net Increase in Stockholder's Equity Resulting from Operations:
Basic	$0.42	$0.32	$1.20	$1.94	$1.83	$2.21	$1.56
Diluted	$0.42	$0.32	$1.20	$1.94	$1.83	$2.21	$1.56
Cash Dividends Declared and Payable(1)	$0.38	$0.43	$1.57	$1.57	$1.57	$1.60	$1.41
Net Asset Value	$16.50	$16.71	$16.46	$16.82	$16.46	$16.04	$15.34
Total Assets(2)	$9,365.5	$8,878.7	$9,506.8	$9,454.3	$8,093.7	$6,360.6	$5,359.7
Total Debt (Carrying Value)(2)	$3,984.8	$3,390.4	$4,113.9	$3,881.0	$2,938.5	$2,155.3	$2,045.9
Total Debt (Principal Amount)	$4,062.6	$3,499.6	$4,196.6	$3,999.3	$3,078.8	$2,293.8	$2,170.5
Total Stockholders' Equity	$5,179.9	$5,255.4	$5,173.3	$5,283.7	$4,904.4	$3,988.3	$3,147.3
Other Data:
Number of Portfolio Companies at Period End(3)	220	201	218	205	193	152	141
Principal Amount of Investments Purchased	$498.3	$577.7	$3,905.0	$4,534.3	$3,493.2	$3,161.6	$3,239.0
Principal Amount of Investments Sold and Repayments	$483.4	$1,084.0	$3,651.3	$3,212.8	$1,801.4	$2,482.9	$2,468.2
Total Return Based on Market Value(4)	6.8%	12.8%	1.3%	(3.3)%	10.5%	23.6%	2.3%
Total Return Based on Net Asset Value(5)	2.5%	1.9%	7.2%	11.8%	11.4%	14.3%	10.5%
Weighted Average Yield of Debt and Other Income Producing Securities at Fair Value(6):	10.3%	10.5%	10.3%	10.1%	10.4%	11.3%	12.0%
Weighted Average Yield of Debt and Other Income Producing Securities at Amortized Cost(6):	10.1%	10.5%	10.1%	10.1%	10.4%	11.4%	12.1%

(1)
Includes an additional dividend of $0.05 per share paid in the three months ended March 31, 2015, an additional dividend of $0.05 per share paid in the year ended December 31, 2015, an additional dividend of $0.05 per share paid in the year ended December 31, 2014, an additional dividend of $0.05 per share paid in the year ended December 31, 2013 and additional dividends of $0.10 per share in the aggregate paid in the year ended December 31, 2012.

(2)
Certain prior year amounts have been reclassified to conform to the 2016 presentation. In particular, unamortized debt issuance costs were previously included in other assets and were reclassified to long-term debt as a result of the adoption of Accounting Standards Update ("ASU") 2015-03, Interest—Imputation of Interest (Topic 835): Simplifying the Presentation of Debt Issuance Costs during the first quarter of 2016.

(3)
Includes commitments to portfolio companies for which funding had yet to occur.

(4)
For the three months ended March 31, 2016, the total return based on market value equaled the increase of the ending market value at March 31, 2016 of $14.84 per share from the ending market value at December 31, 2015 of $14.25 per share plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2016, divided by the market value at December 31, 2015. For the three months ended March 31, 2015, the total return based on market value equaled the increase of the ending market value at March 31, 2015 of $17.17 per share from the ending market value at December 31, 2014 of $15.61 per share plus the declared and payable dividends of $0.43 per share for the three months ended March 31, 2015, divided by the market value at December 31, 2014. For the year ended December 31, 2015, the total return based on market value equaled the decrease of the ending market value at December 31, 2015 of $14.25 per share from the ending market value at December 31, 2014 of $15.61 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2015, divided by the market value at December 31, 2014. For the year ended December 31, 2014, the total return based on market value equaled the decrease of the ending market value at December 31, 2014 of $15.61 per share from the ending market value at December 31, 2013 of $17.77 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2014, divided by the market value at December 31, 2013. For the year ended December 31, 2013, the total return based on market value equaled the increase of the ending market value at December 31, 2013 of $17.77 per share from the ending market value at December 31, 2012 of $17.50 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2013, divided by the market value at December 31, 2012. For the year ended December 31, 2012, the total return based on market value equaled the increase of the ending market value at December 31, 2012 of $17.50 per share from the ending market value at December 31, 2011 of $15.45 per share plus the declared and payable dividends of $1.60 per share for the year ended December 31, 2012, divided by the market value at December 31, 2011. For the year ended December 31, 2011, the total return based on market value equaled the decrease of the ending market value at December 30, 2011 of $15.45 per share from the ending market value at December 31, 2010 of $16.48 per share plus the declared and payable dividends of $1.41 per share for the year ended December 31, 2011, divided by the market value at December 31, 2010. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
For the three months ended March 31, 2016, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2016, divided by the beginning net asset value for the period. For the three months ended March 31, 2015, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.43 per share for the three months ended March 31, 2015, divided by the beginning net asset value for the period. For the year ended December 31, 2015, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2015, divided by the beginning net asset value. For the year ended December 31, 2014, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2014, divided by the beginning net asset value for the period. For the year ended December 31, 2013, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2013, divided by the beginning net asset value for the period. For the year ended December 31, 2012, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.60 per share for the year ended December 31, 2012 divided by the beginning net asset value for the period. For the year ended December 31, 2011, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.41 per share for the year ended December 31, 2011 divided by the beginning net asset value for the period. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan and the issuance of common stock in connection with any equity offerings and the equity components of any convertible notes issued during the period. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(6)
"Weighted average yield of debt and other income producing securities" is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) total accruing debt and other income producing securities at amortized cost or at fair value as applicable.

 SELECTED QUARTERLY DATA (Unaudited)
(dollar amounts in thousands, except per share data)

2016
Q1
Total investment income	$248,050
Net investment income before net realized and unrealized gains (losses) and income based fees and capital gains incentive fees	$145,614
Income based fees and capital gains incentive fees	$32,884
Net investment income before net realized and unrealized gains (losses)	$112,730
Net realized and unrealized gains (losses)	$18,811
Net increase in stockholders' equity resulting from operations	$131,541
Basic and diluted earnings per common share	$0.42
Net asset value per share as of the end of the quarter	$16.50

	2015
	Q4	Q3	Q2	Q1
Total investment income	$261,676	$260,948	$249,479	$253,247
Net investment income before net realized and unrealized gains (losses) and income based fees and capital gains incentive fees	$150,782	$159,691	$145,134	$146,822
Income based fees and capital gains incentive fees	$3,679	$29,214	$36,631	$25,145
Net investment income before net realized and unrealized gains (losses)	$147,103	$130,477	$108,503	$121,677
Net realized and unrealized gains (losses)	$(132,390)	$(13,618)	$38,019	$(21,101)
Net increase in stockholders' equity resulting from operations	$14,713	$116,859	$146,522	$100,576
Basic and diluted earnings per common share	$0.05	$0.37	$0.47	$0.32
Net asset value per share as of the end of the quarter	$16.46	$16.79	$16.80	$16.71

	2014
	Q4	Q3	Q2	Q1
Total investment income	$270,917	$253,396	$224,927	$239,719
Net investment income before net realized and unrealized gains and income based fees and capital gains incentive fees	$166,532	$149,722	$127,699	$141,589
Income based fees and capital gains incentive fees	$38,347	$44,432	$35,708	$29,253
Net investment income before net realized and unrealized gains	$128,185	$105,290	$91,991	$112,336
Net realized and unrealized gains	$25,202	$72,449	$50,840	$4,656
Net increase in stockholders' equity resulting from operations	$153,387	$177,739	$142,831	$116,992
Basic and diluted earnings per common share	$0.49	$0.57	$0.48	$0.39
Net asset value per share as of the end of the quarter	$16.82	$16.71	$16.52	$16.42

 UNAUDITED SELECTED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

[Pro forma financial data to come.]

RISK FACTORS

              You should carefully consider the risk factors described below, together with all of the other information included in this prospectus and the accompanying prospectus supplement, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, the net asset value of our common stock and the trading price of our securities could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on our business and operations.

              From time to time, capital markets may experience periods of disruption and instability. For example, between 2008 and 2009, the global capital markets were unstable as evidenced by periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have largely recovered from the events of 2008 and 2009, there have been continuing periods of volatility, some lasting longer than others. For example, beginning in the latter half of 2015 and continuing into 2016, economic uncertainty and market volatility in China and geopolitical unrest in the Middle East, combined with continued volatility of oil prices, among other factors, have caused disruption in the capital markets, including the markets in which we participate. There can be no assurance these market conditions will not continue or worsen in the future.

              Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. We generally seek approval from our stockholders so that we have the flexibility to issue up to 25% of our then outstanding shares of our common stock at a price below net asset value. Pursuant to approval granted at a special meeting of stockholders held on May 12, 2016, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expires on May 12, 2017.

              Volatility and dislocation in the capital markets can also create a challenging environment in which to raise or access debt capital. The reappearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience. If we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies.

              Significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.

Uncertainty about the financial stability of the United States, China and several countries in the European Union (EU) could have a significant adverse effect on our business, financial condition and results of operations.

              Due to federal budget deficit concerns, S&P downgraded the federal government's credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody's and Fitch had warned that they may downgrade the federal government's credit rating. Further downgrades or warnings by S&P or other rating agencies, and the United States government's credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

              In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. While the financial stability of many of such countries has improved significantly, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. In July and August 2015, Greece reached agreements with its international creditors for bailouts that provide aid in exchange for austerity terms that had previously been rejected by Greek voters. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

              In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In addition, in August 2015, Chinese authorities sharply devalued China's currency. Since then, the Chinese capital markets have continued to experience periods of instability. These market and economic disruptions have affected, and may in the future affect, the U.S. capital markets, which could adversely affect our business, financial condition or results of operations.

              In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve's holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is unclear what effect, if any, the conclusion of the Federal Reserve's bond-buying program will have on the value of our investments. Additionally, in December 2015, the Federal Reserve raised the federal funds rate. These developments, along with the United States government's credit and deficit concerns, the European sovereign debt crisis and the economic slowdown in China, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

              If we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company that is required to register under the Investment Company Act, which would subject us to additional regulatory restrictions and significantly decrease our operating flexibility. In addition, any such failure could cause an event of default under our outstanding indebtedness, which could have a material adverse effect on our business, financial condition or results of operations.

We are dependent upon certain key personnel of Ares for our future success and upon their access to other Ares investment professionals.

              We depend on the diligence, skill and network of business contacts of certain key personnel of the Ares Credit Group. We also depend, to a significant extent, on access to the investment professionals of other groups within Ares and the information and deal flow generated by Ares' investment professionals in the course of their investment and portfolio management activities. Our future success depends on the continued service of certain key personnel of the Ares Credit Group. The departure of any of these individuals, or of a significant number of the investment professionals or partners of Ares, could have a material adverse effect on our business, financial condition or results of operations. In addition, we cannot assure you that Ares Capital Management will remain our investment adviser or that we will continue to have access to Ares' investment professionals or its information and deal flow. Further, there can be no assurance that Ares Capital will replicate its own or Ares' historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by other Ares-managed funds.

Our financial condition and results of operations depend on our ability to manage future growth effectively.

              Our ability to achieve our investment objective depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on our investment adviser's ability to identify, invest in and monitor companies that meet our investment criteria.

              Accomplishing this result on a cost-effective basis is largely a function of the structuring of our investment process and the ability of our investment adviser to provide competent, attentive and efficient services to us. Our executive officers and the members of our investment adviser's investment committee have substantial responsibilities in connection with their roles at Ares and with the other Ares funds, as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide significant managerial assistance to certain of our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, Ares will need to hire, train, supervise, manage and retain new employees. However, we cannot assure you that Ares will be able to do so effectively. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

              In addition, as we grow, we may open up new offices in new geographic regions that may increase our direct operating expenses without corresponding revenue growth.

Our ability to grow depends on our ability to raise capital.

              We will need to periodically access the capital markets to raise cash to fund new investments in excess of our repayments, and we may also need to access the capital markets to refinance existing debt obligations to the extent such maturing obligations are not repaid with availability under our revolving credit facilities or cash flows from operations. We have elected to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income, and, as a result, such distributions will not be available to fund investment originations or repay maturing debt. We must continue to borrow from financial institutions and issue additional securities to fund our growth. Unfavorable economic or capital market conditions may increase our funding costs or limit our access to the capital markets, or could result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets may limit our ability to refinance our existing debt obligations as they become due and/or to fully execute our business strategy and could limit our ability to grow or cause us to have to shrink the size of our business, which could decrease our earnings, if any.

              In addition, with certain limited exceptions, we are only allowed to borrow amounts or issue senior securities, such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% immediately after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. The amount of leverage that we employ will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing or issuance of senior securities. We cannot assure you that we will be able to maintain our current Facilities (as defined below), obtain other lines of credit or issue senior securities at all or on terms acceptable to us.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

              We may issue senior securities or borrow money from banks or other financial institutions, up to the maximum amount permitted by the Investment Company Act. Under the provisions of the Investment Company Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% after each such incurrence or issuance. If the value of our assets declines, we may be unable to satisfy this test, which may prohibit us from paying dividends and could prevent us from maintaining our status as a RIC or may prohibit us from repurchasing shares of our common stock. In addition, our inability to satisfy this test could cause an event of default under our existing indebtedness. If we cannot satisfy this test, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous and, depending on the nature of our leverage, repay a portion of our indebtedness. Accordingly, any failure to satisfy this test could have a material adverse effect on our business, financial condition or results of operations. As of March 31, 2016, our asset coverage calculated in accordance with the Investment Company Act was 226%. Also, to generate cash for funding new investments, we may in the future seek to issue additional debt or to securitize certain of our loans. The Investment Company Act may impose restrictions on the structure of any such securitization.

              We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. Any such sale would be dilutive to the net asset value per share of our common stock. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

              Pursuant to approval granted at a special meeting of stockholders held on May 12, 2016, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expires on May 12, 2017.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.

              Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We currently borrow under our Facilities and have issued or assumed other senior securities, and in the future may borrow from, or issue additional senior securities to, banks, insurance companies, funds, institutional investors and other lenders and investors. Lenders and holders of such senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value per share of our common stock to increase more sharply than it would have had we not incurred leverage.

              Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not incurred leverage. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would had we not incurred leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make common stock dividend payments. There can be no assurance that a leveraging strategy will be successful.

              As of March 31, 2016, we had approximately $1,313.0 million of outstanding borrowings under the Facilities, approximately $25.0 million in aggregate principal amount outstanding of the SBA Debentures (as defined below), approximately $962.5 million in aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below) and approximately $1,762.1 million in aggregate principal amount outstanding of the Unsecured Notes. In order for us to cover our annual interest payments on our outstanding indebtedness at March 31, 2016, we must achieve annual returns on our March 31, 2016 total assets of at least 1.8%. The weighted average stated interest rate charged on our principal amount of outstanding indebtedness as of March 31, 2016 was 4.2%. We intend to continue borrowing under the Facilities in the future and we may increase the size of the Facilities or issue additional debt securities or other evidences of indebtedness (although there can be no assurance that we will be successful in doing so). For more information on our indebtedness, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources." Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing.

              The Facilities, the SBA Debentures, the Convertible Unsecured Notes and the Unsecured Notes impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to renew the Facilities or to add new or replacement debt facilities or to issue additional debt securities or other evidences of indebtedness could have a material adverse effect on our business, financial condition and results of operations.

              The following table illustrates the effect on return to a holder of our common stock of the leverage created by our use of borrowing at the weighted average stated interest rate of 4.2% as of March 31, 2016, together with (a) our total value of net assets as of March 31, 2016; (b) approximately $4,062.6 million in aggregate principal amount of indebtedness outstanding as of March 31, 2016 and (c) hypothetical annual returns on our portfolio of minus 15% to plus 15%.

Assumed Return on Portfolio (Net of Expenses)(1)	–15%	–10%	–5%	—%	5%	10%	15%
Corresponding Return to Common Stockholders(2)	(30.38)%	(21.34)%	(12.30)%	(3.26)%	5.78%	14.82%	23.86%

(1)
The assumed portfolio return is required by SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table. Pursuant to SEC regulations, this table is calculated as of March 31, 2016. As a result, it has not been updated to take into account any changes in assets or leverage since March 31, 2016.

(2)
In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio" is multiplied by the total value of our assets at March 31, 2016 to obtain an assumed return to us. From this amount, the interest expense (calculated by multiplying the weighted average stated interest rate of 4.2% by the approximately $4,062.6 million of principal debt outstanding) is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of March 31, 2016 to determine the "Corresponding Return to Common Stockholders."

In addition to regulatory requirements that restrict our ability to raise capital, the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and the SBA Debentures contain various covenants that, if not complied with, could accelerate repayment under the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and SBA Debentures, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

              The agreements governing the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and the SBA Debentures require us to comply with certain financial and operational covenants. These covenants may include, among other things:

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  restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

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  restrictions on our ability to incur liens; and

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  maintenance of a minimum level of stockholders' equity.

              As of the date of this prospectus, we are in compliance in all material respects with the covenants of the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and the SBA Debentures. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. For example, depending on the condition of the public debt and equity markets and pricing levels, unrealized depreciation in our portfolio may increase in the future. Any such increase could result in our inability to comply with our obligation to restrict the level of indebtedness that we are able to incur in relation to the value of our assets or to maintain a minimum level of stockholders' equity.

              Accordingly, although we believe we will continue to be in compliance, there are no assurances that we will continue to comply with the covenants in the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and the SBA Debentures. Failure to comply with these covenants could result in a default under the Facilities, the Convertible Unsecured Notes, the Unsecured Notes or the SBA Debentures that, if we were unable to obtain a waiver from the lenders or holders of such indebtedness, as applicable, such lenders or holders could accelerate repayment under such indebtedness and thereby have a material adverse impact on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

              A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to pursue attractive investment opportunities from time to time.

              We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. Rather, we compete with our competitors based on our existing investment platform, seasoned investment professionals, experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring. For a more detailed discussion of these competitive advantages, see "Business—Competitive Advantages."

              We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on less favorable terms than what we may have originally anticipated, which may impact our return on these investments.

We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC.

              We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, we generally will not pay U.S. federal corporate-level income taxes on our income and net capital gains that we distribute to our stockholders as dividends on a timely basis. We will be subject to U.S. federal corporate-level income tax on any undistributed income and/or gains. To maintain our status as a RIC, we must meet certain source of income, asset diversification and annual distribution requirements. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

              To maintain our RIC status, we must timely distribute an amount equal to at least 90% of our investment company taxable income as defined by the Code, which generally includes net ordinary income and net short term capital gains) to our stockholders (the "Annual Distribution Requirement"). We have the ability to pay a large portion of our dividends in shares of our stock, and as long as a portion of such dividend is paid in cash and other requirements are met, such stock dividends will be taxable as a dividend for U.S. federal income tax purposes. This may result in our U.S. stockholders having to pay tax on such dividends, even if no cash is received, and may result in our non-U.S. stockholders being subject to withholding tax in respect of amounts distributed in our stock. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under our indebtedness that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to maintain our status as a RIC and, thus, may be subject to corporate-level income tax on all of our income and/or gains.

              To maintain our status as a RIC, in addition to the Annual Distribution Requirement, we must also meet certain annual source of income requirements at the end of each taxable year and asset diversification requirements at the end of each calendar quarter. Failure to meet these requirements may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital to prevent the loss of RIC status. Because most of our investments are in private companies and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to our qualification as a RIC are complex with many areas of uncertainty. Accordingly, no assurance can be given that we have qualified or will continue to qualify as a RIC. If we fail to maintain our status as a RIC for any reason and become subject to regular "C" corporation income tax, the resulting corporate-level income taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and on any investment in us. The "Regulated Investment Company Modernization Act of 2010," which is effective for 2011 and later tax years, provides some relief from RIC disqualification due to failures of the source of income and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the source of income or asset diversification requirements.

We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

              For U.S. federal income tax purposes, we generally are required to include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise, for example, if we receive warrants in connection with the making of a loan or payment in kind ("PIK") interest representing contractual interest added to the loan principal balance and due at the end of the loan term. Such original issue discount or PIK interest is included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash, including, for example, amounts attributable to hedging and foreign currency transactions or cancellation of indebtedness income resulting from a restructuring of an investment in debt securities.

              Since, in certain cases, we may recognize income before or without receiving cash in respect of such income, we may have difficulty meeting the U.S. federal income tax requirement to distribute generally an amount equal to at least 90% of our investment company taxable income to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to additional corporate-level income taxes. Such a failure would have a material adverse effect on us and on any investment in us. See "Certain Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

We are exposed to risks associated with changes in interest rates.

              General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our investment objective and rate of return on invested capital. Because we borrow money and may issue debt securities or preferred stock to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities or preferred stock and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

              Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. In the past, we have entered into certain hedging transactions, such as interest rate swap agreements, to mitigate our exposure to adverse fluctuations in interest rates, and we may do so again in the future. In addition, we may increase our floating rate investments to position the portfolio for rate increases. However, we cannot assure you that such transactions will be successful in mitigating our exposure to interest rate risk. Hedging transactions may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

              Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to 10 years. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect the trading price of our common stock. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

Most of our portfolio investments are not publicly traded and, as a result, the fair value of these investments may not be readily determinable.

              A large percentage of our portfolio investments are not publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. We value these investments quarterly at fair value as determined in good faith by our board of directors based on, among other things, the input of our management and audit committee and independent valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions). The valuation process is conducted at the end of each fiscal quarter, with a minimum of 55% (based on value) of our valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter. However, we may use these independent valuation firms to review the value of our investments more frequently, including in connection with the occurrence of significant events or changes in value affecting a particular investment. In addition, our independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, our investment valuation process within the context of performing the integrated audit.

              The types of factors that may be considered in valuing our investments include the enterprise value of the portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that we may ultimately realize. Our net asset value per share could be adversely affected if our determinations regarding the fair value of these investments are higher than the values that we realize upon disposition of such investments.

The lack of liquidity in our investments may adversely affect our business.

              As we generally make investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we could realize significantly less than the value at which we have recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of Ares has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

              We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on the debt investments we make, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our financial condition and results of operations could be negatively affected if a significant investment fails to perform as expected.

              Our investment portfolio includes investments that may be significant individually or in the aggregate. If a significant investment in one or more companies fails to perform as expected, such a failure could have a material adverse effect on our financial condition and results of operations, and the magnitude of such effect could be more significant than if we had further diversified our portfolio.

              Our investment portfolio includes our investment in the SSLP, which as of March 31, 2016, represented approximately 21% of our total portfolio at fair value. In addition, for the three months ended March 31, 2016, approximately 26% of our total investment income was earned from our investment in the SSLP. The income earned from the SSLP is derived from the interest and fee income earned by the SSLP from its investments in first lien senior secured loans of middle market companies. We provide capital to the SSLP in the form of SSLP Certificates, which had a 12.1% yield at fair value as of March 31, 2016 and are junior in right of payment to the senior notes held by GE in the SSLP. For more information on the SSLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Secured Loan Program." Our return on and repayment of our investment in the SSLP Certificates depends on the performance of the loans in the SSLP's portfolio in the aggregate. Accordingly, any material degradation in the performance of the loans in the SSLP's portfolio in the aggregate would have a negative effect on the yield on our SSLP Certificates and could ultimately result in the loss of some or all of our investment in the SSLP Certificates.

              As discussed in this prospectus, GE sold its U.S. Sponsor Finance business, through which GE had participated with us in the SSLP, to CPPIB. While GECC has announced its intention to continue to operate the SSLP and to provide us and CPPIB the opportunity to work together on the SSLP on a go-forward basis, it has also stated that if a mutual agreement between us and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. We notified the SSLP on June 9, 2015 of our election to terminate, effective 90 days thereafter, our obligation to present senior secured lending investment opportunities to the SSLP prior to pursuing such opportunities for ourself. We do not anticipate that we will make any investments in the SSLP related to new portfolio companies. On August 24, 2015, we were advised that GECC, as the holder of the Senior Notes, directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes us). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. As a result of these events, we expect that the aggregate SSLP portfolio will decline over time as loans in the program are repaid or exited, and as a result the portion of our earnings attributable to our investment in the SSLP will decline over time as well.

There are significant potential conflicts of interest that could impact our investment returns.

              Certain of our executive officers and directors, and members of the investment committee of our investment adviser, serve or may serve as officers, directors or principals of other entities and affiliates of our investment adviser and investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders' best interests or may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Certain members of our investment adviser's investment committee have significant responsibilities for other Ares funds. For example, Mr. Bennett Rosenthal is required to devote a substantial majority of his business time to the affairs of the Ares Private Equity Group. Similarly, although the professional staff of our investment adviser will devote as much time to the management of the Company as appropriate to enable our investment adviser to perform its duties in accordance with the investment advisory and management agreement, the investment professionals of our investment adviser may have conflicts in allocating their time and services among the Company, on the one hand, and investment vehicles managed by Ares or one or more of its affiliates, on the other hand. These activities could be viewed as creating a conflict of interest insofar as the time and effort of the professional staff of our investment adviser and its officers and employees will not be devoted exclusively to the business of the Company but will instead be allocated between the business of the Company and the management of these other investment vehicles. However, Ares believes that the efforts of such individuals are synergistic with and beneficial to the affairs of Ares Capital and these other investment vehicles managed by Ares or its affiliates.

              In addition, certain Ares funds may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by, Ares Capital. Consequently, we, on the one hand, and these other entities, on the other hand, may from time to time pursue the same or similar capital and investment opportunities. Ares and our investment adviser endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Ares. In addition, there may be conflicts in the allocation of investment opportunities among us and the funds managed by investment managers affiliated with Ares or one or more of our controlled affiliates or among the funds they manage.

              We have from time to time sold assets to IHAM and the IHAM Vehicles and, as part of our investment strategy, we may offer to sell additional assets to vehicles managed by one or more of our controlled affiliates (including IHAM) or we may purchase assets from vehicles managed by one or more of our controlled affiliates. In addition, vehicles managed by one or more of our controlled affiliates (including IHAM) may offer assets to or may purchase assets from one another. While assets may be sold or purchased at prices that are consistent with those that could be obtained from third parties in the marketplace, and although these types of transactions generally require approval of one or more independent parties, there may be an inherent conflict of interest in such transactions between us and funds managed by one of our controlled affiliates.

              We pay a base management fee, an income based fee and a capital gains incentive fee to our investment adviser, and reimburse our investment adviser for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve if distributions were made on a gross basis.

              Our investment adviser's base management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and, consequently, our investment adviser may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness or to make future investments.

              The income based fees payable by us to our investment adviser that relate to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of such fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the income based fees it received that were based on accrued interest that we never actually receive.

              In connection with the American Capital Acquisition, our investment adviser has agreed to waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the American Capital Acquisition, the lesser of (x) $10 million of the income based fees and (y) the amount of income based fees for such quarter, to the extent earned and payable by us in such quarter pursuant to and as calculated under our investment advisory and management agreement.

              Our investment advisory and management agreement renews for successive annual periods if approved by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not "interested persons" of the Company as defined in Section 2(a)(19) of the Investment Company Act. However, both we and our investment adviser have the right to terminate the agreement without penalty upon 60 days' written notice to the other party. Moreover, conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the terms for compensation. While any material change to the investment advisory and management agreement must be submitted to stockholders for approval under the Investment Company Act, we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.

              We are party to an administration agreement with our administrator, Ares Operations, a subsidiary of Ares Management, pursuant to which our administrator furnishes us with administrative services and we pay our administrator at cost our allocable portion of overhead and other expenses (including travel expenses) incurred by our administrator in performing its obligations under our administration agreement, including our allocable portion of the cost of certain of our officers (including our chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs, but not investment professionals.

              Our portfolio company, IHAM, is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, our administrator provides IHAM with administrative services and IHAM reimburses our administrator for all of the actual costs associated with such services, including its allocable portion of our administrator's overhead and the cost of our administrator's officers and respective staff in performing its obligations under the IHAM administration agreement. Prior to entering into the IHAM administration agreement, IHAM was party to a services agreement with our investment adviser, pursuant to which our investment adviser provided similar services.

              As a result of the arrangements described above, there may be times when the management team of Ares (including those members of management focused primarily on managing Ares Capital) has interests that differ from those of yours, giving rise to a conflict.

              Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments and the timing of dispositions of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by our investment adviser, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders' individual tax situations. In selecting and structuring investments appropriate for us, our investment adviser will consider the investment and tax objectives of the Company and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.

              Our business is dependent on our and third parties' communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

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  sudden electrical or telecommunications outages;

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  natural disasters such as earthquakes, tornadoes and hurricanes;

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  disease pandemics;

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  events arising from local or larger scale political or social matters, including terrorist acts; and

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  cyber-attacks.

              These events, in turn, could have a material adverse effect on our business, financial condition and operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, financial condition and operating results.

              A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships. As our reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided by Ares Management and third-party service providers. Ares Management has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident.

Ineffective internal controls could impact our business and operating results.

              Our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud. Even effective internal controls can provide only reasonable assurance with respect to the preparation and fair presentation of financial statements. If we fail to maintain the adequacy of our internal controls, including any failure to implement required new or improved controls, or if we experience difficulties in their implementation, our business and operating results could be harmed and we could fail to meet our financial reporting obligations.

Changes in laws or regulations governing our operations or the operations of our portfolio companies or our SBIC subsidiary, changes in the interpretation thereof or newly enacted laws or regulations, such as the Dodd-Frank Act, and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              We and our portfolio companies are subject to regulation by laws and regulations at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may be changed from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              On July 21, 2010, President Obama signed into law the Dodd-Frank Act. Many of the provisions of the Dodd-Frank Act have had extended implementation periods and delayed effective dates and have required extensive rulemaking by regulatory authorities. While many of the rules required to be written have been promulgated, some have not yet been implemented. Although the full impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including the rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact our operating results or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

Our investment adviser's liability is limited under the investment advisory and management agreement, and we are required to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

              Our investment adviser has not assumed any responsibility to us other than to render the services described in the investment advisory and management agreement, and it will not be responsible for any action of our board of directors in declining to follow our investment adviser's advice or recommendations. Pursuant to the investment advisory and management agreement, our investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it will not be liable to us for their acts under the investment advisory and management agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it with respect to all damages, liabilities, costs and expenses resulting from acts of our investment adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the investment advisory and management agreement. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account. See "Risk Factors—Risks Relating to Our Investments—Our investment adviser's fee structure may induce it to make certain investments, including speculative investments."

We may be obligated to pay our investment adviser certain fees even if we incur a loss.

              Our investment adviser is entitled to income based fees for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter (before deducting any income based fee and capital gains incentive fees and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for income based fee purposes excludes realized and unrealized capital losses or depreciation and income taxes related to realized gains that we may incur in the fiscal quarter, even if such capital losses or depreciation and income taxes related to realized gains result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment adviser income based fees for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

              Under the investment advisory and management agreement, we will defer cash payment of any income based fee and the capital gains incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter periods ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. These calculations will be adjusted for any share issuances or repurchases. Any such deferred fees will be carried over for payment in subsequent calculation periods to the extent such payment can then be made under the investment advisory and management agreement.

              If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of income based fees will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of income based fees it received that was based on accrued income that we never receive as a result of a default on the obligation that resulted in the accrual of such income.

Our SBIC subsidiary is subject to SBA regulations.

              Our wholly owned subsidiary, Ares Venture Finance, L.P. ("AVF LP"), is a licensed Small Business Investment Company ("SBIC") and is regulated by the Small Business Administration ("SBA"). As of March 31, 2016, AVF LP held approximately $76.6 million in assets and accounted for approximately 0.8% of our total assets. AVF LP obtains leverage by issuing the SBA Debentures. As of March 31, 2016, AVF LP had approximately $25 million in aggregate principal amount of the SBA Debentures outstanding.

              If AVF LP fails to comply with applicable regulations, the SBA could, depending on the severity of the violation, limit or prohibit AVF LP's use of SBA Debentures, declare outstanding SBA Debentures immediately due and payable, and/or limit AVF LP from making new investments. In addition, the SBA could revoke or suspend AVF LP's license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958, as amended (the "Small Business Investment Act") or any rule or regulation promulgated thereunder. AVF LP's status as an SBIC does not automatically assure that it will receive SBA Debenture funding. Receipt of SBA leverage funding is dependent upon whether AVF LP is and continues to be in compliance with SBA regulations and policies and whether funding is available. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by AVF LP. For more information on SBA Debentures or the SBA regulations to which AVF LP is subject, see "Regulation—SBA Regulation."

              We have elected to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income, which includes taxable income from AVF LP. AVF LP may be limited by SBA regulations from making certain distributions to us that may be necessary to timely make distributions to stockholders and to maintain our status as a RIC. Compliance with the SBA regulations may cause us to fail to qualify as a RIC and consequently result in the imposition of additional corporate-level income taxes on us. Noncompliance with the SBA regulations may result in adverse consequences for AVF LP as described above.

We may fail to consummate the American Capital Acquisition.

              While there can be no assurances as to the exact timing, or that the American Capital Acquisition will be completed at all, we expect to complete the American Capital Acquisition as early as the fourth quarter of 2016. The consummation of the American Capital Acquisition is subject to certain conditions, including, among others, American Capital stockholder approval, our stockholder approval, the consummation of the Mortgage Manager Sale (as defined below), required regulatory approvals (including expiration of the waiting period under the HSR Act), receipt of certain third party consents and other customary closing conditions. We intend to consummate the American Capital Acquisition as soon as possible; however, we cannot assure you that the conditions required to consummate the American Capital Acquisition will be satisfied or waived on the anticipated schedule, or at all. If the American Capital Acquisition is not completed, we will have incurred substantial expenses for which no ultimate benefit will have been received. See "Risk Factors—Risks Relating to the American Capital Acquisition—If the American Capital Acquisition does not close, we won't benefit from the expenses incurred in its pursuit." In addition, the Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, American Capital or the Company may be required to pay the other party a termination fee of $140 million. See "Risk Factors—Risks Relating to the American Capital Acquisition—Under certain circumstances, American Capital and the Company are obligated to pay each other a termination fee upon termination of the Merger Agreement." See "Pending American Capital Acquisition" for a description of the terms of the American Capital Acquisition and "Risk Factors—Risks Relating to the American Capital Acquisition" for a description of the risks that the combined company may face if the American Capital Acquisition is consummated. Any investment decision you make should be made with the understanding that the consummation of the American Capital Acquisition may not happen as scheduled, or at all.

RISKS RELATING TO OUR INVESTMENTS

Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

              As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. We may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect our investment valuations. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer unrealized losses, which could have a material adverse effect on our business, financial condition or results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

              Many of our portfolio companies may be susceptible to economic downturns or recessions and may be unable to repay our loans during these periods. Therefore, during these periods our non-performing assets may increase and the value of our portfolio may decrease if we are required to write down the values of our investments. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results. We experienced to some extent such effects as a result of the economic downturn that occurred from 2008 through 2009 and may experience such effects again in any future downturn or recession.

              A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Investments in privately held middle-market companies involve significant risks.

              We primarily invest in privately held U.S. middle-market companies. Investments in privately held middle-market companies involve a number of significant risks, including the following:

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  these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse effect on our portfolio company and, in turn, on us;

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  there is generally little public information about these companies. These companies and their financial information are not subject to the Exchange Act (as defined below) and other regulations that govern public companies, and we may be unable to uncover all material information about these companies, which may prevent us from making a fully informed investment decision and cause us to lose money on our investments;

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  they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

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  our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in our portfolio companies;

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  changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and

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  they may have difficulty accessing the capital markets to meet future capital needs.

Our debt investments may be risky and we could lose all or part of our investment.

              The debt that we invest in is typically not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB–" by Fitch Ratings or lower than "BBB–" by Standard & Poor's Ratings Services), which under the guidelines established by these entities is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." Therefore, our investments may result in an above average amount of risk and volatility or loss of principal. While the debt we invest in is often secured, such security does not guarantee that we will receive principal and interest payments according to the terms of the loan, or that the value of any collateral will be sufficient to allow us to recover all or a portion of the outstanding amount of the loan should we be forced to enforce our remedies.

              We also may invest in assets other than first and second lien and mezzanine debt investments, including high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments entail additional risks that could adversely affect our investment returns.

Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.

              We may purchase common and other equity securities. Although common stock has historically generated higher average total returns than fixed income securities over the long-term, common stock also has experienced significantly more volatility in those returns. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio companies' success. Investments in equity securities involve a number of significant risks, including:

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  any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

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  to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment; and

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  in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of the portfolio company. Even if the portfolio company is successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can otherwise sell our investment. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

              There are special risks associated with investing in preferred securities, including:

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  preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions;

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  preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;

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  preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities; and

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  generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

              Additionally, when we invest in first lien senior secured loans (including unitranche loans), second lien senior secured loans or mezzanine debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

              We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the Investment Company Act and in advisers to similar investment funds and, to the extent we so invest, will bear our ratable share of any such company's expenses, including management and performance fees. We will also remain obligated to pay the base management fee, income based fee and capital gains incentive fee to our investment adviser with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the base management fee, income based fee and capital gains incentive fee due to our investment adviser as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

There may be circumstances in which our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

              If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. For example, we could become subject to a lender's liability claim, if, among other things, we actually render significant managerial assistance.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

              Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

              The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements (including agreements governing "first out" and "last out" structures) that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of our portfolio holdings.

              When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment.

Our portfolio companies may be highly leveraged.

              Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our investment adviser's fee structure may induce it to make certain investments, including speculative investments.

              The fees payable by us to our investment adviser may create an incentive for our investment adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which income based fees payable to our investment adviser are determined, which are calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock and the holders of securities convertible into our common stock. In addition, our investment adviser will receive the capital gains incentive fee based, in part, upon net capital gains realized on our investments. Unlike income based fees, there is no hurdle rate applicable to the capital gains incentive fee. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

              The income based fees will be computed and paid on income that has been accrued but not yet received in cash, including as a result of investments with a deferred interest feature such as debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the income based fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the fees it received that were based on such accrued interest that we never actually received.

              Because of the structure of the income based fees, it is possible that we may have to pay income based fees in a quarter during which we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income based fees even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses. In addition, if market interest rates rise, our investment adviser may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive income based fees.

Our investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

              Our investment strategy contemplates potential investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

              Although most of our investments will be U.S. dollar denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us.

We may expose ourselves to risks if we engage in hedging transactions.

              We have and may in the future enter into hedging transactions, which may expose us to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk.

              Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

              The success of our hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. See also "Risk Factors—Risks Relating to Our Business—We are exposed to risks associated with changes in interest rates."

We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien senior secured loans and mezzanine debt.

              We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not, for a time, be able to achieve our investment objective and/or we may need to, for a time, decrease the amount of any dividend that we may pay to our stockholders to a level that is substantially lower than the level that we expect to pay when the net proceeds of offerings are fully invested in accordance with our investment objective. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

RISKS RELATING TO OFFERINGS PURSUANT TO THIS PROSPECTUS

Our shares of common stock have traded at a discount from net asset value and may do so again, which could limit our ability to raise additional equity capital.

              Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to accurately predict whether any shares of our common stock will trade at, above, or below net asset value. BDCs as an industry, including the Company, have been trading below net asset value as a result of recent stock market volatility. See "Risk Factors—Risks Relating to Our Business—The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on our business and operations." When our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining approval for such issuance from our stockholders and our independent directors. Pursuant to approval granted at a special meeting of stockholders held on May 12, 2016, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expires on May 12, 2017.

There is a risk that investors in our common stock may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

              We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.

              In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Certain of the Facilities may also limit our ability to declare dividends if we default under certain provisions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See "Price Range of Common Stock and Distributions."

              The above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.

              The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Ares Capital or the removal of our directors. We are subject to the Maryland Business Combination Act (the "Business Combination Act"), subject to any applicable requirements of the Investment Company Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board or disinterested directors do not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and may increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act (the "Control Share Acquisition Act") acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, subject to any applicable requirements of the Investment Company Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and may increase the difficulty of consummating such an offer.

              We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors into three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock into one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter from time to time, without stockholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may discourage, delay, defer, make more difficult or prevent a transaction or a change in control that might otherwise be in your best interest.

Investing in our common stock may involve an above average degree of risk.

              The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

              The capital and credit markets have experienced periods of volatility and disruption over the past several years. The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of publicly traded RICs, BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

  •
  price and volume fluctuations in the overall stock market from time to time;

  •
  the inclusion or exclusion of our common stock from certain indices;

  •
  changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;

  •
  loss of our RIC status;

  •
  changes in our earnings or variations in our operating results;

  •
  changes in the value of our portfolio of investments;

  •
  announcements with respect to significant transactions, including with respect to the American Capital Acquisition;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  departure of Ares Capital Management's key personnel;

  •
  operating performance of companies comparable to us;

  •
  short-selling pressure with respect to shares of our common stock or BDCs generally;

  •
  future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities, including the Convertible Unsecured Notes;

  •
  uncertainty surrounding the strength of the U.S. economic recovery;

  •
  concerns regarding European sovereign debt;

  •
  concerns regarding volatility in the Chinese stock market and Chinese currency;

  •
  concerns regarding continued volatility of oil prices;

  •
  general economic trends and other external factors; and

  •
  loss of a major funding source.

              In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

We may in the future determine to issue preferred stock, which could adversely affect the market value of our common stock.

              The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect the market price for our common stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any dividends or other payments to our common stockholders, and holders of preferred stock are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the Investment Company Act, preferred stock constitutes a "senior security" for purposes of the 200% asset coverage test.

The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.

              At a special meeting of stockholders held on May 12, 2016, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, in an amount not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period that began on May 12, 2016 and expires on May 12, 2017.

              In addition, at our 2009 annual stockholders meeting, our stockholders approved a proposal authorizing us to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock subject to certain limitations (including, without limitation, that the number of shares issuable does not exceed 25% of our then outstanding common stock and that the exercise or conversion price thereof is not, at the date of issuance, less than the greater of the market value per share and the net asset value per share of our common stock). The authorization granted to sell or issue warrants or securities to subscribe for or convertible into shares of our common stock has no expiration.

              Any decision to sell shares of our common stock below its then current net asset value per share or securities to subscribe for or convertible into shares of our common stock would be subject to the determination by our board of directors that such issuance is in our and our stockholders' best interests.

              If we were to sell shares of our common stock below its then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

              In addition, if we issue warrants or securities to subscribe for or convertible into shares of our common stock, subject to certain limitations, the exercise or conversion price per share could be less than net asset value per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because we would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of the net asset value per share at the time of exercise or conversion. This dilution would include reduction in net asset value per share as a result of the proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest than the increase in our assets resulting from such issuance.

              Further, if current stockholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted. For additional information and hypothetical examples of these risks, see "Sales of Common Stock Below Net Asset Value" and the prospectus supplement pursuant to which such sale is made.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

              In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

              In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock" and "Sales of Common Stock Below Net Asset Value."

Investors in offerings of our common stock will likely incur immediate dilution upon the closing of such offering.

              We generally expect the public offering price of any offering of shares of our common stock to be higher than the book value per share of our outstanding common stock (unless we offer shares pursuant to a rights offering or after obtaining prior approval for such issuance from our stockholders and our independent directors). Accordingly, investors purchasing shares of our common stock in offerings pursuant to this prospectus may pay a price per share that exceeds the tangible book value per share after such offering.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

              All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Our stockholders may experience dilution upon the conversion of the Convertible Unsecured Notes.

              The 2017 Convertible Notes (as defined below) are convertible into shares of our common stock beginning on September 15, 2016 or, under certain circumstances, earlier. The 2018 Convertible Notes (as defined below) are convertible into shares of our common stock beginning on July 15, 2017 or, under certain circumstances, earlier. The 2019 Convertible Notes (as defined below) are convertible into shares of our common stock beginning on July 15, 2018 or, under certain circumstances, earlier. Upon conversion of the Convertible Unsecured Notes, we have the choice to pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. As of March 31, 2016, the conversion price of the 2017 Convertible Notes was effectively $18.89 per share, the conversion price of the 2018 Convertible Notes was effectively $19.64 per share and the conversion price of the 2019 Convertible Notes was effectively $19.99 per share, in each case taking into account certain de minimis adjustments that will be made on the conversion date and subject to further adjustment in certain circumstances. If we elect to deliver shares of common stock upon a conversion at the time our tangible book value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of common stock upon our issuance of common stock in connection with the conversion of the Convertible Unsecured Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to them.

              In order to satisfy the Annual Distribution Requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on 100% of the fair market value of the shares received as part of the dividend on the date a stockholder received it in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

              Sales of substantial amounts of our common stock, or the availability of such common stock for sale (including as a result of the conversion of our Convertible Unsecured Notes into common stock), could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

The trading market or market value of our publicly issued debt securities may fluctuate.

              Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

  •
  the time remaining to the maturity of these debt securities;

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  the outstanding principal amount of debt securities with terms identical to these debt securities;

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  the ratings assigned by national statistical ratings agencies;

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  the general economic environment;

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  the supply of such debt securities trading in the secondary market, if any;

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  the redemption or repayment features, if any, of these debt securities;

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  the level, direction and volatility of market interest rates generally; and

  •
  market rates of interest higher or lower than rates borne by the debt securities.

              You should also be aware that there may be a limited number of buyers if and when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

              If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

              Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

RISKS RELATING TO THE AMERICAN CAPITAL ACQUISITION

Consummation of the American Capital Acquisition will cause immediate dilution to our stockholders' voting interests in us and may cause immediate dilution to the net asset value per share of our common stock.

              Upon consummation of the American Capital Acquisition, each share of American Capital Common Stock issued and outstanding immediately prior to the effective time of the American Capital Acquisition will be converted into the right to receive, in accordance with the Merger Agreement, certain cash consideration as well as stock consideration from us at the exchange ratio of 0.483 shares of common stock, par value $0.001 per share, of our common stock (the "Exchange Ratio"). The Exchange Ratio of 0.483 of a share of our common stock for each share of American Capital Common Stock was fixed on May 23, 2016, the date of the signing of the Merger Agreement, and is not subject to adjustment based on changes in the trading price of our or American Capital Common Stock before the closing of the American Capital Acquisition. Based on the number of shares of American Capital Common Stock outstanding on the date of the Merger Agreement, this would result in approximately 110.8 million of our shares being exchanged for approximately 229.3 million outstanding American Capital shares, subject to adjustment in certain limited circumstances. If the American Capital Acquisition is consummated, based on the number of our common shares issued and outstanding on the date hereof, our stockholders will own approximately 74% of the combined company's outstanding common stock and American Capital stockholders will own approximately 26% of the combined company's outstanding common stock. Consequently, our stockholders should expect to exercise less influence over the management and policies of the combined company following the American Capital Acquisition than they currently exercise over our management and policies.

              Any change in the market price of our common stock prior to completion of the American Capital Acquisition will affect the market value of the stock portion of the American Capital Acquisition consideration that holders of American Capital Common Stock will receive upon completion of the American Capital Acquisition. The conversion of shares of American Capital Common Stock into shares of our common stock may result in the issuance of shares of our common stock at a price below our net asset value per share, which would result in dilution to the net asset value per share of our common stock. For a description of the impact of such an issuance, see "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock."

              We cannot assure you that the American Capital Acquisition will be consummated as scheduled, or at all. See "Pending American Capital Acquisition" for a description of the terms of the American Capital Acquisition and "Risk Factors—Risks Relating to Our Business—We may fail to consummate the American Capital Acquisition" for a description of the risks associated with a failure to consummate the American Capital Acquisition."

We may be unable to realize the benefits anticipated by the American Capital Acquisition and subsequent combination, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits.

              The realization of certain benefits anticipated as a result of the American Capital Acquisition will depend in part on the integration of American Capital's investment portfolio with ours and the integration of American Capital's business with ours. There can be no assurance that American Capital's investment portfolio or business can be operated profitably or integrated successfully into ours in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of the Company and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects, including but not limited to, incurring unexpected costs or delays in connection with such integration and failure of American Capital's investment portfolio to perform as expected, could have a material adverse effect on the financial results of the Company.

              We also expect to achieve certain cost savings and synergies from the American Capital Acquisition when the two companies have fully integrated. It is possible that our estimates of the potential cost savings and synergies could turn out to be incorrect. If the estimates turn out to be incorrect or we are not able to successfully combine the investment portfolios and businesses of the two companies, the anticipated cost savings and synergies may not be fully realized or realized at all or may take longer to realize than expected.

American Capital's and our inability to obtain certain third party approvals and consents, or the failure of the Mortgage Manager Sale to be consummated, could delay or prevent the completion of the American Capital Acquisition.

              Under the Merger Agreement, American Capital's and our obligation to complete the American Capital Acquisition is subject to the prior receipt of certain approvals and consents required to be obtained from certain funds managed by American Capital Asset Management, LLC, a wholly owned portfolio company of American Capital, and its subsidiaries, with respect to aggregate assets under management of such consenting funds equal to or greater than 75% of the aggregate assets under management of all such funds as of March 31, 2016, approvals and consents required to be obtained from other third parties, and the consummation of the Mortgage Manager Sale. Although American Capital and we expect that all such approvals and consents will be obtained and remain in effect, all conditions related to such consents will be satisfied and the Mortgage Manager Sale will be consummated, if they are not, the closing of the American Capital Acquisition could be significantly delayed or the American Capital Acquisition may not occur at all.

The American Capital Acquisition may trigger certain "change of control" provisions and other restrictions in contracts of American Capital, the Company or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.

              Certain agreements of American Capital and the Company or their affiliates, including with respect to certain funds managed by American Capital Asset Management, LLC and its affiliates, will or may require the consent or waiver of one or more counter-parties in connection with the American Capital Acquisition. The failure to obtain any such consent or waiver may permit such counter-parties to terminate, or otherwise increase their rights or the combined company's obligations under, any such agreement because the American Capital Acquisition may violate an anti-assignment, change of control or similar provision. If this happens, we may have to seek to replace that agreement with a new agreement or seek an amendment to such agreement. American Capital and the Company cannot assure you that we will be able to replace or amend any such agreement on comparable terms or at all.

              If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined company following the American Capital Acquisition, including preventing the Company from operating a material part of American Capital's business.

              In addition, the consummation of the American Capital Acquisition may violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under agreements of American Capital or the Company. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the American Capital Acquisition.

Termination of the Merger Agreement could negatively impact us.

              If the Merger Agreement is terminated, there may be various consequences, including:

  •
  our business may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the American Capital Acquisition, without realizing any of the anticipated benefits of completing the American Capital Acquisition;

  •
  the market price of our common stock might decline to the extent that the market price prior to termination reflects a market assumption that the American Capital Acquisition will be completed; and

  •
  the payment of any reverse termination fee, if required under the circumstances, could adversely affect our financial condition and liquidity.

Under certain circumstances, American Capital and the Company are obligated to pay each other a termination fee upon termination of the Merger Agreement.

              No assurance can be given that the American Capital Acquisition will be completed. The Merger Agreement provides for the payment by American Capital to us of a termination fee of $140 million if the Merger Agreement is terminated by American Capital or us under certain circumstances. If American Capital stockholders do not adopt the Merger Agreement and the Merger Agreement is terminated, American Capital will be required to reimburse us for our expenses up to $15 million, which amount will reduce, on a dollar for dollar basis, any termination fee that becomes payable by American Capital to us. In addition, the Merger Agreement provides for a payment by us to

American Capital of a reverse termination fee of $140 million under certain other circumstances. If our stockholders do not approve the issuance of shares of our common stock to be issued pursuant to the Merger Agreement (including, if applicable, at a price below its then current net asset value per share) in connection with the American Capital Acquisition and the Merger Agreement is terminated, we will be required to reimburse American Capital for its expenses up to $15 million, which amount will reduce, on a dollar for dollar basis, any termination fee that becomes payable by us to American Capital.

The market price of our common stock after the American Capital Acquisition may be affected by factors different from those affecting American Capital Common Stock or our common stock currently.

              Our business differs from that of American Capital in some respects and, accordingly, the results of operations of the combined company and the market price of our common stock after the American Capital Acquisition may be affected by factors different from those currently affecting our results of operations or American Capital's results of operations prior to the consummation of the American Capital Acquisition.

FORWARD-LOOKING STATEMENTS

              Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve a number of risks and uncertainties, including statements concerning:

  •
  the American Capital Acquisition;

  •
  our, or our portfolio companies', future business, operations, operating results or prospects;

  •
  the return or impact of current and future investments;

  •
  the impact of a protracted decline in the liquidity of credit markets on our business;

  •
  the impact of fluctuations in interest rates on our business;

  •
  the impact of changes in laws or regulations (including the interpretation thereof) governing our operations or the operations of our portfolio companies or the operations of our competitors;

  •
  the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

  •
  our ability to recover unrealized losses;

  •
  market conditions and our ability to access alternative debt markets and additional debt and equity capital;

  •
  our contractual arrangements and relationships with third parties, including parties to our co-investment programs;

  •
  the general economy and its impact on the industries in which we invest;

  •
  uncertainty surrounding the financial stability of the U.S., the EU and China;

  •
  Middle East turmoil and the potential for fluctuating energy prices and its impact on the industries in which we invest;

  •
  the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  our ability to successfully complete and integrate any acquisitions;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing, form and amount of any dividend distributions;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies; and

  •
  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments.

              We use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. Our actual results and condition could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and the other information included in this prospectus.

              We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, registration statements on Form N-2, quarterly reports on Form 10-Q and current reports on Form 8-K.

              The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

[Pro forma financial statements to come.]

 USE OF PROCEEDS

              Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective. We also expect to use the net proceeds of an offering to repay or repurchase outstanding indebtedness, which may include indebtedness (approximately $3.9 billion aggregate principal amount outstanding as of June 1, 2016) under (a) the Revolving Credit Facility (as defined below) ($1,085.0 million outstanding as of June 1, 2016), (b) the Revolving Funding Facility (as defined below) (approximately $123.0 million outstanding as of June 1, 2016), (c) the SMBC Funding Facility (as defined below) (approximately $125.0 million outstanding as of June 1, 2016), (d) the 2017 Convertible Notes (approximately $162.5 million aggregate principal amount outstanding as of June 1, 2016), (e) the 2018 Convertible Notes (approximately $270.0 million aggregate principal amount outstanding as of June 1, 2016), (f) the 2019 Convertible Notes (approximately $300.0 million aggregate principal amount outstanding as of June 1, 2016), (g) the 2018 Notes (as defined below) (approximately $750.0 million aggregate principal amount outstanding as of June 1, 2016), (h) the 2020 Notes (as defined below) (approximately $600.0 million aggregate principal amount outstanding as of June 1, 2016), (i) the October 2022 Notes (as defined below) (approximately $182.5 million aggregate principal amount outstanding as of June 1, 2016), and (j) the 2047 Notes (as defined below) (approximately $229.6 million aggregate principal amount outstanding as of June 1, 2016). In addition, we may also use the net proceeds of an offering to fund our cash portion of the merger consideration for the pending American Capital Acquisition. See "Pending American Capital Acquisition" for more information on the terms of the American Capital Acquisition.

              The interest charged on the indebtedness incurred under the Revolving Credit Facility is based on LIBOR (one-, two-, three- or six-month) plus an applicable spread of either 1.75% or 2.00% or an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of either 0.75% or 1.00%, in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of June 1, 2016, one-, two-, three- and six-month LIBOR was 0.47%, 0.56%, 0.68% and 0.99%, respectively. The Revolving Credit Facility is scheduled to expire on May 4, 2021. The interest charged on the indebtedness incurred under the Revolving Funding Facility is based on LIBOR plus applicable spreads ranging from 2.25% to 2.50% and ranging from 1.25% to 1.50% over "base rate" (as defined in the agreements governing the Revolving Funding Facility), in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the facility. The Revolving Funding Facility is scheduled to expire on May 14, 2019 (subject to extension exercisable upon mutual consent). The interest rate charged on the indebtedness incurred under the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. The SMBC Funding Facility is scheduled to expire on September 14, 2022 (subject to two one-year extension options exercisable upon mutual consent). The interest charged on the Convertible Unsecured Notes and the Unsecured Notes is as follows: (a) 4.875% in the case of the 2017 Convertible Notes, (b) 4.75% in the case of the 2018 Convertible Notes, (c) 4.375% in the case of the 2019 Convertible Notes, (d) 4.875% in the case of the 2018 Notes, (e) 3.875% in the case of the 2020 Notes, (f) 5.875% in the case of the October 2022 Notes and (g) 6.875% in the case of the 2047 Notes. The 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes mature on March 15, 2017, January 15, 2018 and January 15, 2019, respectively. The 2018 Notes, the 2020 Notes, the October 2022 Notes and the 2047 Notes mature on November 30, 2018, January 15, 2020, October 1, 2022 and April 15, 2047, respectively. The supplement to this prospectus relating to an offering may more fully identify the use of the proceeds from such offering.

              We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and its related prospectus supplement will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective, but no longer than within six months of any such offerings.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act. Pending such investments, we will invest a portion of the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not, for a time, be able to achieve our investment objective and/or we may need to, for a time, decrease the amount of any dividend that we may pay to our stockholders to a level that is substantially lower than the level that we expect to pay when the net proceeds of offerings are fully invested in accordance with our investment objective. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our common stock and debt securities may decline. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

              Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." Our common stock has historically traded at prices both above and below our net asset value per share. It is not possible to accurately predict whether our common stock will trade at, above or below net asset value. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Our shares of common stock have traded at a discount from net asset value and may do so again, which could limit our ability to raise additional equity capital."

              The following table sets forth the net asset value per share of our common stock, the range of high and low closing sales prices of our common stock as reported on The NASDAQ Global Select Market, the closing sales price as a premium (discount) to net asset value as reported on The NASDAQ Global Select Market and the dividends paid by us in each fiscal quarter for the years ended December 31, 2016, 2015 and 2014. On June 17, 2016, the last reported closing sales price of our common stock on The NASDAQ Global Select Market was $14.02 per share, which represented a discount of approximately 15.0% to the net asset value per share reported by us as of March 31, 2016.

				High Sales Price Premium (Discount) to Net Asset Value(2)	Low Sales Price Premium (Discount) to Net Asset Value(2)
		Price Range				Cash Dividend Per Share(3)
	Net Asset Value(1)
		High	Low
Year ended December 31, 2014
First Quarter	$16.42	$18.51	$17.36	12.7%	5.7%	$0.43	(4)
Second Quarter	$16.52	$17.86	$16.50	8.1%	(0.1)%	$0.38
Third Quarter	$16.71	$17.80	$16.12	6.5%	(3.5)%	$0.38
Fourth Quarter	$16.82	$16.45	$14.66	(2.2)%	(12.8)%	$0.38
Year ended December 31, 2015
First Quarter	$16.71	$17.60	$15.55	5.3%	(6.9)%	$0.43	(4)
Second Quarter	$16.80	$17.30	$16.01	3.0%	(4.7)%	$0.38
Third Quarter	$16.79	$16.58	$14.06	(1.3)%	(16.3)%	$0.38
Fourth Quarter	$16.46	$15.87	$13.97	(3.6)%	(15.1)%	$0.38
Year ending December 31, 2016
First Quarter	$16.50	$14.84	$12.54	(10.1)%	(24.0)%	$0.38
Second Quarter (through June 17, 2016)	*	$15.38	$14.01	*	*	$0.38

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)
Calculated as the respective high or low closing sales price less net asset value, divided by net asset value (in each case, as of the applicable quarter).

(3)
Represents the dividend or distribution paid in the relevant quarter.

(4)
Consists of a quarterly dividend of $0.38 per share and an additional dividend of $0.05 per share.

*
Net asset value has not yet been calculated for this period.

              We currently intend to distribute dividends or make distributions to our stockholders on a quarterly basis out of assets legally available for distribution. We may also distribute additional dividends or make additional distributions to our stockholders from time to time. Our quarterly and additional dividends or distributions, if any, will be determined by our board of directors.

              The following table summarizes our dividends declared and payable for the fiscal years ended December 31, 2014, 2015 and 2016:

Date Declared	Record Date	Payment Date	Amount
November 5, 2013	March 14, 2014	March 28, 2014	$0.05	(1)
February 26, 2014	March 14, 2014	March 31, 2014	$0.38
May 6, 2014	June 16, 2014	June 30, 2014	$0.38
August 5, 2014	September 15, 2014	September 30, 2014	$0.38
November 4, 2014	December 15, 2014	December 31, 2014	$0.38

Total declared and payable for 2014			$1.57

February 26, 2015	March 13, 2015	March 31, 2015	$0.38
February 26, 2015	March 13, 2015	March 31, 2015	$0.05	(1)
May 4, 2015	June 15, 2015	June 30, 2015	$0.38
August 4, 2015	September 15, 2015	September 30, 2015	$0.38
November 4, 2015	December 15, 2015	December 31, 2015	$0.38

Total declared and payable for 2015			$1.57

February 26, 2016	March 15, 2016	March 31, 2016	$0.38
May 4, 2016	June 15, 2016	June 30, 2016	$0.38

Total declared and payable for 2016			$0.76

(1)
Represents an additional dividend.

              Of the $1.57 per share in dividends declared and payable for the year ended December 31, 2015, $1.56 per share was comprised of ordinary income and $0.01 was comprised of long-term capital gains. Of the $1.57 per share in dividends declared and payable for the year ended December 31, 2014, the entire $1.57 per share was comprised of ordinary income.

              To maintain our RIC status under the Code, we must timely distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short term capital gains) to our stockholders. In addition, we generally will be required to pay an excise tax equal to 4% on certain undistributed taxable income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income recognized during a calendar year, (ii) 98.2% of our capital gain net income, as defined by the Code, recognized for the one year period ending October 31st in that calendar year and (iii) any income recognized, but not distributed, in preceding years. The taxable income on which we pay excise tax is generally distributed to our stockholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward such taxable income for distribution in the following year, and pay any applicable excise tax. For the three months ended March 31, 2016, we recorded an excise tax expense of $3.0 million. For the years ended December 31, 2015 and 2014, we recorded a net excise tax expense of $9.0 million and $5.5 million, respectively. We cannot assure you that we will achieve results that will permit the payment of any cash distributions. We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend, stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend Reinvestment Plan."

 RATIOS OF EARNINGS TO FIXED CHARGES

              For the three months ended March 31, 2016 and years ended December 31, 2015, 2014, 2013, 2012 and 2011, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the Three Months Ended March 31, 2016	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014		For the Year Ended December 31, 2013	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011
Earnings to Fixed Charges(1)	3.7	2.7	(2)	3.8	(3)	3.9	4.6	(4)	3.7	(5)

              For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders' equity resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)
Earnings include net realized and unrealized gains or losses and the capital gains incentive fee expense accrued in accordance with GAAP. Net realized and unrealized gains or losses and the capital gains incentive fee expense accrued in accordance with GAAP can vary substantially from period to period.

    •
    Excluding the net realized and unrealized gains or losses and the capital gains incentive fee expense accrued in accordance with GAAP, the earnings to fixed charges ratio would be 3.4 for the three months ended March 31, 2016, 3.2 for the year ended December 31, 2015, 3.2 for the year ended December 31, 2014, 3.7 for the year ended December 31, 2013, 3.7 for the year ended December 31, 2012 and 3.6 for the year ended December 31, 2011.

(2)
Earnings for the year ended December 31, 2015 included a net realized loss on the extinguishment of debt of $6.6 million.

(3)
Earnings for the year ended December 31, 2014 included a net realized loss on the extinguishment of debt of $0.1 million.

(4)
Earnings for the year ended December 31, 2012 included a net realized loss on the extinguishment of debt of $2.7 million.

(5)
Earnings for the year ended December 31, 2011 included a net realized loss on the extinguishment of debt of $19.3 million.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

              The information contained in this section should be read in conjunction with the "Selected Condensed Consolidated Financial Data of Ares Capital," the "Unaudited Selected Pro Forma Condensed Consolidated Financial Data," the "Unaudited Pro Forma Condensed Consolidated Financial Statements" and our and American Capital's financial statements and notes thereto appearing elsewhere in this prospectus or the accompanying prospectus supplement.

              We cannot assure you that the American Capital Acquisition will be consummated as scheduled, or at all. See "Pending American Capital Acquisition" for a description of the terms of the American Capital Acquisition, "Risk Factors—Risks Relating to Our Business—We may fail to consummate the American Capital Acquisition" for a description of the risks associated with a failure to consummate the American Capital Acquisition and "Risk Factors—Risks Relating to the American Capital Acquisition" for a description of the risks that the combined company may face if the American Capital Acquisition is consummated.

OVERVIEW

              We are a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act").

              We are externally managed by Ares Capital Management, a subsidiary of Ares Management, a publicly traded, leading global alternative asset manager, pursuant to our investment advisory and management agreement. Our administrator, Ares Operations LLC ("Ares Operations" or our "administrator"), a subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first lien senior secured loans (including unitranche loans), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component like warrants.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments, of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              Since our initial public offering ("IPO") on October 8, 2004 through March 31, 2016, our exited investments resulted in an aggregate cash flow realized internal rate of return to us of approximately 13% (based on original cash invested, net of syndications, of approximately $12.5 billion and total proceeds from such exited investments of approximately $15.3 billion). Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of a debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized. Approximately 69% of these exited investments resulted in an aggregate cash flow realized internal rate of return to us of 10% or greater.

              Additionally, since our IPO on October 8, 2004 through March 31, 2016, our realized gains have exceeded our realized losses by approximately $506 million (excluding a one-time gain on the acquisition of Allied Capital Corporation ("Allied Capital") and realized gains/losses from the extinguishment of debt and other assets). For this same time period, our average annualized net realized gain rate was approximately 1.1% (excluding a one-time gain on the acquisition of Allied Capital and realized gains/losses from the extinguishment of debt and other assets). Net realized gain/loss rates for a particular period are the amount of net realized gains/losses during such period divided by the average quarterly investments at amortized cost in such period.

              Information included herein regarding internal rates of return, realized gains and losses and annualized net realized gain rates are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

              As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities and indebtedness of private U.S. companies and certain public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. We also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              We have elected to be treated as a regulated investment company, or a "RIC", under the Code, and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to our stockholders generally at least 90% of our investment company taxable income, as defined by the Code, for each year. Pursuant to this election, we generally will not have to pay U.S. federal corporate-level taxes on any income that we distribute to our stockholders provided that we satisfy those requirements.

PORTFOLIO AND INVESTMENT ACTIVITY

              Our investment activity for the three months ended March 31, 2016 and 2015 and for the years ended December 31, 2015, 2014 and 2013 is presented below (information presented herein is at amortized cost unless otherwise indicated).

	For the Three Months Ended March 31,		For the Years Ended December 31,
(dollar amounts in millions)	2016	2015	2015	2014	2013
New investment commitments(1):
New portfolio companies	$276.0	$252.9	$2,482.4	$2,283.8	$2,148.5
Existing portfolio companies(2)	194.6	247.3	1,334.2	2,294.8	1,854.4

Total new investment commitments(3)	470.6	500.2	3,816.6	4,578.6	4,002.9
Less:
Investment commitments exited(4)	484.3	1,123.3	3,816.0	3,539.8	1,840.0

Net investment commitments (exited)	$(13.7)	$(623.1)	$0.6	$1,038.8	$2,162.9
Principal amount of investments funded:
First lien senior secured loans	$272.2	$133.0	$2,070.6	$2,642.1	$2,011.1
Second lien senior secured loans	157.3	380.5	1,232.2	1,046.9	602.8
Subordinated certificates of the SSLP(5)	3.0	33.3	228.7	463.6	652.5
Senior subordinated debt	59.3	28.8	257.1	298.8	181.0
Preferred equity securities	5.5	—	89.3	13.7	1.8
Other equity securities	1.0	2.1	27.1	69.2	44.0

Total	$498.3	$577.7	$3,905.0	$4,534.3	$3,493.2
Principal amount of investments sold or repaid:
First lien senior secured loans	$282.7	$924.8	$2,948.6	$2,326.0	$885.8
Second lien senior secured loans	160.4	55.9	194.6	444.3	526.1
Subordinated certificates of the SSLP	—	93.2	329.7	174.3	145.2
Senior subordinated debt	29.5	0.9	132.6	143.5	201.0
Preferred equity securities	—	1.3	11.1	31.2	26.3
Other equity securities	10.8	7.5	32.6	88.7	16.8
Commercial real estate	—	0.4	2.1	4.8	0.2

Total	$483.4	$1,084.0	$3,651.3	$3,212.8	$1,801.4
Number of new investment commitments(6)	19	18	86	115	95
Average new investment commitment amount	$24.8	$27.8	$44.4	$39.8	$42.1
Weighted average term for new investment commitments (in months)	59	71	65	73	74
Percentage of new investment commitments at floating rates	81%	94%	89%	90%	89%
Percentage of new investment commitments at fixed rates	17%	6%	8%	8%	10%
Weighted average yield of debt and other income producing securities(7):
Funded during the period at amortized cost	9.8%	10.1%	9.0%	9.0%	9.8%
Funded during the period at fair value(8)	9.7%	10.0%	9.0%	9.0%	9.8%
Exited or repaid during the period at amortized cost	9.3%	7.5%	7.9%	8.3%	9.8%
Exited or repaid during the period at fair value(8)	9.3%	7.5%	7.9%	8.3%	9.7%

(1)
New investment commitments include new agreements to fund revolving credit facilities or delayed draw loans. See "Off Balance Sheet Arrangements" as well as Note 7 to our consolidated financial statements for the three months ended March 31, 2016 and for the year ended December 31, 2015, for more information on our commitments to fund revolving credit facilities or delayed draw loans.

(2)
Includes investment commitments to the SSLP to make co-investments with GE in first lien senior secured loans of middle market companies of $0.0 million and $25.5 million for the three months ended March 31,

  2016 and 2015, respectively, and $219.4 million, $494.2 million and $736.6 million for the years ended December 31, 2015, 2014 and 2013, respectively

(3)
Includes both funded and unfunded commitments. Of these new investment commitments, we funded $434.4 million and $427.7 million for the three months ended March 31, 2016 and 2015, respectively, and $3,571.4 million, $4,112.4 million and $3,382.7 million for the years ended December 31, 2015, 2014 and 2013, respectively.

(4)
Includes both funded and unfunded commitments. For the three months ended March 31, 2016 and 2015, investment commitments exited included exits of unfunded commitments of $42.8 million and $70.6 million, respectively. For the years ended December 31, 2015, 2014 and 2013, investment commitments exited included exits of unfunded commitments of $263.1 million, $448.9 million and $113.2 million, respectively.

(5)
See "Senior Secured Loan Program" below and Note 4 to our consolidated financial statements for the three months ended March 31, 2016 and for the year ended December 31, 2015 for more information on the SSLP.

(6)
Number of new investment commitments represents each commitment to a particular portfolio company or a commitment to multiple companies as part of an individual transaction (e.g., the purchase of a portfolio of investments).

(7)
"Weighted average yield of debt and other income producing securities" is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) the total accruing debt and other income producing securities at amortized cost or at fair value as applicable.

(8)
Represents fair value for investments in the portfolio as of the most recent prior quarter end, if applicable.

              As of March 31, 2016 and December 31, 2015, our investments consisted of the following:

	As of
	March 31, 2016		December 31, 2015
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First lien senior secured loans	$2,708.8	$2,622.3	$2,735.2	$2,638.8
Second lien senior secured loans	2,941.9	2,864.2	2,944.6	2,861.3
Subordinated certificates of the SSLP(1)	1,938.4	1,889.7	1,935.4	1,884.9
Senior subordinated debt	698.2	691.3	663.0	654.1
Preferred equity securities	458.2	381.8	435.1	375.8
Other equity securities	424.8	622.8	434.4	640.5
Commercial real estate	—	—	—	0.1

Total	$9,170.3	$9,072.1	$9,147.7	$9,055.5

(1)
The proceeds from these certificates were applied to co-investments with GE to fund first lien senior secured loans to 38 and 41 different borrowers as of March 31, 2016 and December 31, 2015, respectively.

              The weighted average yields at amortized cost and fair value of the following portions of our portfolio as of March 31, 2016 and December 31, 2015 were as follows:

	As of
	March 31, 2016		December 31, 2015
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Debt and other income producing securities(1)	10.1%	10.3%	10.1%	10.3%
Total portfolio(2)	9.2%	9.3%	9.1%	9.2%
First lien senior secured loans(2)	8.4%	8.7%	8.2%	8.5%
Second lien senior secured loans(2)	9.6%	9.8%	9.4%	9.7%
Subordinated certificates of the SSLP(2)(3)	11.8%	12.1%	12.0%	12.3%
Senior subordinated debt(2)	11.8%	11.9%	11.6%	11.7%
Income producing equity securities (2)	12.3%	13.1%	11.0%	11.7%

(1)
"Weighted average yield of debt and other income producing securities" is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) the total accruing debt and other income producing securities at amortized cost or at fair value as applicable.

(2)
"Weighted average yields at amortized cost" or "weighted average yields at fair value" are computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on the relevant accruing debt and other income producing securities, divided by (b) the total relevant investments at amortized cost or at fair value as applicable.

(3)
The proceeds from these certificates were applied to co-investments with GE to fund first lien senior secured loans.

              Ares Capital Management, our investment adviser, employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. The grade of a portfolio investment may be reduced or increased over time.

              Set forth below is the grade distribution of our portfolio companies as of March 31, 2016 and December 31, 2015:

	As of
	March 31, 2016				December 31, 2015
(dollar amounts in millions)	Fair Value	%	Number of Companies	%	Fair Value	%	Number of Companies	%
Grade 1	$124.2	1.4%	10	4.5%	$28.6	0.3%	8	3.7%
Grade 2	483.1	5.3%	14	6.4%	445.6	4.9%	16	7.3%
Grade 3	7,640.2	84.2%	175	79.6%	7,824.5	86.4%	174	79.8%
Grade 4	824.6	9.1%	21	9.5%	756.8	8.4%	20	9.2%

Total	$9,072.1	100.0%	220	100.0%	$9,055.5	100.0%	218	100.0%

              As of March 31, 2016 and December 31, 2015, the weighted average grade of the investments in our portfolio at fair value was 3.0 and 3.0, respectively.

              As of March 31, 2016, loans on non-accrual status represented 1.3% and 0.6% of the total investments at amortized cost and at fair value, respectively. As of December 31, 2015, loans on non-accrual status represented 2.6% and 1.7% of the total investments at amortized cost and at fair value, respectively.

    Senior Direct Lending Program

              In December 2015, we established a co-investment program with Varagon to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, to U.S. middle-market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE:AIG) and other partners. The co-investment program is called the Senior Direct Lending Program ("the SDLP"). It is expected that the SDLP will commit and hold individual loans of up to $300 million. We may directly co-invest with the SDLP to accommodate larger transactions. We will provide capital to the SDLP in the form of the SDLP Certificates, and Varagon and its clients will provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. It is expected that we and Varagon will own 87.5% and 12.5%, respectively, of any outstanding SDLP Certificates.

              As of March 31, 2016, we and Varagon had agreed to make capital available to the SDLP of $2.9 billion in the aggregate, of which no amounts were funded. The SDLP will be capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of ours and Varagon (with approval from a representative of each required). As of March 31, 2016, we had agreed to make available to the SDLP (subject to the approval of the investment committee of the SDLP as described above) approximately $591 million, of which no amounts were committed or funded. The SDLP Certificates will pay a coupon of LIBOR plus a stated spread and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

              During the year ended December 31, 2015, we entered into an agreement with the SDLP to sell certain of our investments to the SDLP at a mutually agreed upon price on a future date. The value of the agreement with the SDLP will change as the fair value of the identified loans changes and as additional loans are added to such agreement. See Note 6 to our consolidated financial statements for the three months ended March 31, 2016, for more information on the agreement.

    Senior Secured Loan Program

              We have co-invested in first lien senior secured loans of middle market companies with GE through the SSLP. The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of ours and GE (with approval from a representative of each required). We have provided capital to the SSLP in the form of the SSLP Certificates.

              In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with us in the SSLP, to CPPIB. This sale excluded GE's interest in the SSLP, and the Company and GE continue to operate the SSLP. The Company and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, the Company and GE may provide capital to support the SSLP's funding of existing commitments (see below) and other amounts to its portfolio companies. On August 24, 2015, we were advised that GECC, as the holder of the Senior Notes, directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes us). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide us and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between us and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. We have been in dialogue with GE and CPPIB to determine if there is an opportunity to work together; however, to date there has been no agreement in respect of the SSLP as a result of these discussions and there can be no assurance that such discussions will continue or any such agreement will be reached. In addition to discussions with CPPIB and GECC, we are also exploring other options with respect to the SSLP's portfolio, although there can be no assurance that we will pursue any of them.

              As of March 31, 2016 and December 31, 2015, the Company and GE had outstanding amounts funded of approximately $7.6 billion and $8.5 billion in aggregate principal amount, respectively, to the SSLP. As discussed above, we anticipate that no new investments will be made by the SSLP and that the Company and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. As of March 31, 2016 and December 31, 2015, the SSLP had commitments to fund delayed draw loans to certain of its portfolio companies of $145.4 million and $198.6 million, respectively, which had been approved by the investment committee of the SSLP as described above.

              As of March 31, 2016 and December 31, 2015, we had outstanding amounts funded of approximately $2.0 billion and $2.0 billion in aggregate principal amount, respectively, to the SSLP. Additionally, as of March 31, 2016 and December 31, 2015, we had commitments to co-invest in the SSLP for our portion of the SSLP's commitments to fund delayed draw loans to portfolio companies of up to $23.6 million and $32.6 million, respectively. As discussed above, it is not anticipated that we will make new investments through the SSLP.

              As of March 31, 2016 and December 31, 2015, the SSLP had total assets of $7.6 billion and $8.5 billion, respectively. As of March 31, 2016 and December 31, 2015, GE's investment in the SSLP consisted of the Senior Notes of $5.3 billion and $6.2 billion, respectively, and SSLP Certificates of $286.3 million and $285.8 million, respectively. As of March 31, 2016 and December 31, 2015, the Company and GE owned 87.5% and 12.5%, respectively, of the outstanding SSLP Certificates.

              The SSLP Certificates pay a weighted average coupon of LIBOR plus approximately 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SSLP Certificates that is greater than the stated coupon. The SSLP Certificates are junior in right of payment to the Senior Notes held by GE. We expect that for so long as principal proceeds from SSLP repayments are directed entirely to repay the Senior Notes as discussed above, the yield on the SSLP Certificates will decline.

              As of March 31, 2016 and December 31, 2015, the portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies. As of March 31, 2016 and December 31, 2015, none of these loans were on non-accrual status. The portfolio companies in the SSLP are in industries similar to the companies in our portfolio.

              Below is a summary of the SSLP's portfolio, followed by a listing of the individual first lien senior secured loans in the SSLP's portfolio as of March 31, 2016 and December 31, 2015:

	As of
(dollar amounts in millions)	March 31, 2016	December 31, 2015
Total first lien senior secured loans(1)	$7,485.9	$8,138.5
Weighted average yield on first lien senior secured loans(2)	6.8%	6.7%
Number of borrowers in the SSLP	38	41
Largest loan to a single borrower(1)	$342.5	$345.9
Total of five largest loans to borrowers(1)	$1,505.4	$1,579.9

(1)
At principal amount.

(2)
Computed as the (a) annual stated interest rate on accruing first lien senior secured loans, divided by (b) total first lien senior secured loans at principal amount.

SSLP Loan Portfolio as of March 31, 2016

(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount
ADG, LLC	Dental services provider	9/2019	8.1%	$204.0
AMZ Holding Corp.	Specialty chemicals manufacturer	12/2018	6.8%	225.1
Athletico Management, LLC and Accelerated Holdings, LLC	Provider of outpatient rehabilitation services	12/2020	6.3%	306.2
Breg, Inc.	Designer, manufacturer, and distributor of non-surgical orthopedic products for preventative, post-operative and rehabilitative use.	10/2020	6.3%	148.5
Brewer Holdings Corp. and Zywave, Inc.	Provider of software and technology-enabled content and analytical solutions to insurance brokers	3/2021	8.0%	256.6
CIBT Holdings, Inc.(2)(4)	Expedited travel document processing services	12/2018	6.8%	207.1
Connoisseur Media, LLC	Owner and operator of radio stations	6/2019	7.3%	102.3
CWD, LLC	Supplier of automotive aftermarket brake parts	6/2016	7.0%	120.1
DFS Holding Company, Inc.	Distributor of maintenance, repair, and operations parts, supplies, and equipment to the foodservice industry	2/2022	6.5%	192.1
Drayer Physical Therapy Institute, LLC	Outpatient physical therapy provider	7/2018	8.0%	132.9
DTI Holdco, Inc.(2)(4)	Provider of legal process outsourcing and managed services	8/2020	5.8%	290.1
ECI Purchaser Company, LLC	Manufacturer of equipment to safely control pressurized gases	12/2019	6.0%	227.4
Excelligence Learning Corporation	Developer, manufacturer and retailer of educational products	12/2020	6.8%	178.6
Gehl Foods, LLC(4)	Producer of low-acid, aseptic food and beverage products	3/2021	7.5%	158.0
Gentle Communications, LLC	Dental services provider	6/2020	6.5%	85.9
III US Holdings, LLC	Provider of library automation software and systems	6/2018	6.0%	183.5
Implus Footcare, LLC	Provider of footwear and other accessories	4/2021	7.0%	262.1
Intermedix Corporation(3)	Revenue cycle management provider to the emergency healthcare industry	12/2019	5.8%	261.0
Laborie Medical Technologies Corp(4)	Developer and manufacturer of medical equipment	9/2019	7.3%	198.3
Mavis Tire Supply LLC	Auto parts retailer	10/2020	6.3%	241.8
MCH Holdings, Inc.(4)	Healthcare professional provider	1/2020	6.3%	173.8
MWI Holdings, Inc.(2)	Engineered springs, fasteners, and other precision components	3/2019	7.4%	254.3
Oak Parent, Inc.(2)	Manufacturer of athletic apparel	4/2018	7.6%	274.8
Palermo Finance Corporation	Provider of mission-critical integrated public safety software and services to local, state, and federal agencies	11/2020	7.0%	188.1
Penn Detroit Diesel Allison, LLC	Distributor of new equipment and aftermarket parts to the heavy-duty truck industry	10/2019	7.3%	70.7
Pretium Packaging, L.L.C(4)	Manufacturer and supplier of high performance plastic containers	6/2020	6.3%	216.3
Restaurant Technologies, Inc.	Provider of bulk cooking oil management services to the restaurant and fast food service industries	10/2021	6.8%	228.3
Sanders Industries Holdings, Inc.(4)	Elastomeric parts, mid-sized composite structures, and composite tooling	5/2020	7.0%	77.3
Singer Sewing Company	Manufacturer of consumer sewing machines	6/2017	7.3%	190.0
Square Brands International, LLC	Franchisor and operator of specialty battery and light bulb retail stores	6/2021	6.7%	199.0
STATS Acquisition, LLC	Sports technology, data and content company	6/2020	7.0%	102.2
Strategic Partners, Inc.(4)	Supplier of medical uniforms, specialized medical footwear and accessories	8/2018	7.3%	285.7

(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount
TA THI Buyer, Inc. and TA THI Parent, Inc.(4)	Collision repair company	7/2020	6.5%	342.5
The Linen Group	Provider of outsourced commercial linen and laundry services	8/2019	8.0%	95.9
Towne Holdings, Inc.	Provider of contracted hospitality services and parking systems	12/2019	6.8%	179.2
U.S. Anesthesia Partners, Inc.(3)	Anesthesiology service provider	12/2019	6.0%	261.4
WCI-Quantum Holdings, Inc.(4)	Distributor of instructional products, services and resources	10/2020	5.8%	83.9
Woodstream Group, Inc.	Pet products manufacturer	5/2022	7.3%	280.9

				$7,485.9

(1)
Represents the weighted average annual stated interest rate as of March 31, 2016. All interest rates are payable in cash.

(2)
We also hold a portion of this company's first lien senior secured loan.

(3)
We also hold a portion of this company's second lien senior secured loan.

(4)
We hold an equity investment in this company.

SSLP Loan Portfolio as of December 31, 2015

(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount	Fair Value(2)
ADG, LLC	Dental services provider	9/2019	8.1%	$204.5	$204.5
AMZ Holding Corp.	Specialty chemicals manufacturer	12/2018	6.8%	225.3	220.8
Athletico Management, LLC and Accelerated Holdings, LLC	Provider of outpatient rehabilitation services	12/2020	6.3%	307.0	307.0
Breg, Inc.	Designer, manufacturer, and distributor of non-surgical orthopedic products for preventative, post-operative and rehabilitative use	10/2020	6.3%	148.9	142.9
Brewer Holdings Corp. and Zywave, Inc.	Provider of software and technology-enabled content and analytical solutions to insurance brokers	3/2021	8.0%	257.3	257.3
Cambridge International, Inc.	Manufacturer of custom designed and engineered metal products	4/2018	8.0%	79.5	79.5
CH Hold Corp.	Collision repair company	11/2019	5.5%	345.9	342.4
CIBT Holdings, Inc.(3)(5)	Expedited travel document processing services	12/2018	6.8%	209.0	209.0
Connoisseur Media, LLC	Owner and operator of radio stations	6/2019	7.3%	117.9	114.4
CWD, LLC	Supplier of automotive aftermarket brake parts	6/2016	7.0%	121.3	121.3
DFS Holding Company, Inc.	Distributor of maintenance, repair, and operations parts, supplies, and equipment to the foodservice industry	2/2022	6.5%	192.5	190.6
Drayer Physical Therapy Institute, LLC	Outpatient physical therapy provider	7/2018	8.0%	133.2	131.9
DTI Holdco, Inc.(3)(5)	Provider of legal process outsourcing and managed services	8/2020	5.8%	297.2	288.3
ECI Purchaser Company, LLC	Manufacturer of equipment to safely control pressurized gases	12/2019	6.0%	227.4	220.6
Excelligence Learning Corporation	Developer, manufacturer and retailer of educational products	12/2020	6.8%	179.1	177.3
Gehl Foods, LLC(5)	Producer of low-acid, aseptic food and beverage products	3/2021	7.5%	159.2	157.6
Gentle Communications, LLC	Dental services provider	6/2020	6.5%	83.9	82.3
III US Holdings, LLC	Provider of library automation software and systems	6/2018	6.0%	204.0	204.0
Implus Footcare, LLC	Provider of footwear and other accessories	4/2021	7.0%	262.7	257.4
Intermedix Corporation(4)	Revenue cycle management provider to the emergency healthcare industry	12/2019	5.8%	261.0	258.4
ISS Compressors Industries, Inc.	Provider of repairs, refurbishments and services to the broader industrial end user markets	6/2018	6.5%	172.8	172.8
Laborie Medical Technologies Corp(5)	Developer and manufacturer of medical equipment	9/2019	7.3%	198.9	196.9
Mavis Tire Supply LLC	Auto parts retailer	10/2020	6.3%	242.4	242.4
MCH Holdings, Inc.(5)	Healthcare professional provider	1/2020	6.3%	173.8	173.8
MWI Holdings, Inc.(3)	Engineered springs, fasteners, and other precision components	3/2019	7.4%	254.9	254.9
Oak Parent, Inc.(3)	Manufacturer of athletic apparel	4/2018	7.6%	285.0	285.0
Palermo Finance Corporation	Provider of mission-critical integrated public safety software and services to local, state, and federal agencies	11/2020	7.0%	188.1	188.1
Penn Detroit Diesel Allison, LLC	Distributor of new equipment and aftermarket parts to the heavy-duty truck industry	10/2019	7.3%	70.9	70.9
Pretium Packaging, L.L.C(5)	Manufacturer and supplier of high performance plastic containers	6/2020	6.3%	217.1	212.7
Restaurant Technologies, Inc.	Provider of bulk cooking oil management services to the restaurant and fast food service industries	10/2021	6.8%	228.9	226.6
Sanders Industries Holdings, Inc.(5)	Elastomeric parts, mid-sized composite structures, and composite tooling	5/2020	7.0%	77.5	77.5
Singer Sewing Company	Manufacturer of consumer sewing machines	6/2017	7.3%	190.0	184.3
Square Brands International, LLC	Franchisor and operator of specialty battery and light bulb retail stores	6/2021	6.7%	199.5	197.5
STATS Acquisition, LLC	Sports technology, data and content company	6/2020	7.0%	102.7	97.6
Strategic Partners, Inc.(5)	Supplier of medical uniforms, specialized medical footwear and accessories	8/2018	7.3%	286.4	286.4
TA THI Buyer, Inc. and TA THI Parent, Inc.(5)	Collision repair company	7/2020	6.5%	343.4	343.4
The Linen Group	Provider of outsourced commercial linen and laundry services	8/2019	8.0%	96.2	95.2
Towne Holdings, Inc.	Provider of contracted hospitality services and parking systems	12/2019	6.8%	166.1	166.1

(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount	Fair Value(2)
U.S. Anesthesia Partners, Inc.(4)	Anesthesiology service provider	12/2019	6.0%	261.4	261.4
WCI-Quantum Holdings, Inc.(5)	Distributor of instructional products, services and resources	10/2020	5.8%	84.1	83.3
Woodstream Group, Inc.	Pet products manufacturer	5/2022	7.3%	281.6	276.0

				$8,138.5	$8,060.3

(1)
Represents the weighted average annual stated interest rate as of December 31, 2015. All interest rates are payable in cash.

(2)
Represents the fair value in accordance with Accounting Standards Codification ("ASC") 820-10. The determination of such fair value is not included in our board of directors valuation process described elsewhere herein.

(3)
We also hold a portion of this company's first lien senior secured loan.

(4)
We also hold a portion of this company's second lien senior secured loan.

(5)
We hold an equity investment in this company.

              The amortized cost and fair value of our SSLP Certificates were $1.9 billion and $1.9 billion, respectively, as of March 31, 2016, and $1.9 billion and $1.9 billion, respectively, as of December 31, 2015. As described above, the SSLP Certificates pay a weighted average coupon of LIBOR plus approximately 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the underlying loan portfolio, which may result in a return to the holders of the SSLP Certificates that is greater than both the coupon on the SSLP Certificates as well as the weighted average yield on the SSLP's portfolio of 6.8% and 6.7% as of March 31, 2016 and December 31, 2015, respectively. Our yield on our investment in the SSLP at amortized cost and fair value was 11.8% and 12.1%, respectively, as of March 31, 2016, and 12.0% and 12.3%, respectively, as of December 31, 2015. For the three months ended March 31, 2016 and 2015, we earned interest income of $58.8 million and $68.3 million, respectively, from our investment in the SSLP Certificates.

              We are also entitled to certain fees in connection with the SSLP. For the three months ended March 31, 2016 and 2015, in connection with the SSLP, we earned capital structuring service, sourcing and other fees totaling $5.8 million and $14.7 million, respectively.

              Selected financial information for the SSLP as of March 31, 2016 and December 31, 2015 and for the three months ended March 31, 2016 and 2015, was as follows:

	As of
(in millions)	March 31, 2016	December 31, 2015
Selected Balance Sheet Information:
Investments in loans receivable, net	$7,442.6	$8,090.0
Cash and other assets	132.5	437.4

Total assets	$7,575.1	$8,527.4

Senior notes	$5,305.2	$6,248.4
Other liabilities	67.8	72.8

Total liabilities	5,373.0	6,321.2
Subordinated certificates and members' capital	2,202.1	2,206.2

Total liabilities and members' capital	$7,575.1	$8,527.4

	For the Three Months Ended March 31,
	2016	2015
Selected Statement of Operations Information:
Total interest and other income	$138.5	$165.2
Interest expense	48.9	57.3
Management and sourcing fees	15.0	18.0
Other expenses	7.8	16.8

Total expenses	71.7	92.1

Net income	$66.8	$73.1

RESULTS OF OPERATIONS

For the three months ended March 31, 2016 and 2015

              Operating results for the three months ended March 31, 2016 and 2015 were as follows:

	For the Three Months Ended March 31,
(in millions)	2016	2015
Total investment income	$248.0	$253.2
Total expenses	130.1	128.0

Net investment income before income taxes	117.9	125.2
Income tax expense, including excise tax	5.2	3.5

Net investment income	112.7	121.7
Net realized gains on investments and foreign currency transactions	27.3	31.7
Net unrealized losses on investments, foreign currency and other transactions	(8.5)	(49.0)
Realized losses on extinguishment of debt	—	(3.8)

Net increase in stockholders' equity resulting from operations	$131.5	$100.6

              Net income can vary substantially from period to period due to various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, comparisons of net increase in stockholders' equity resulting from operations may not be meaningful.

Investment Income

	For the Three Months Ended March 31,
(in millions)	2016	2015
Interest income from investments	$207.1	$198.7
Capital structuring service fees	15.7	20.2
Dividend income	16.5	24.5
Management and other fees	5.0	6.0
Other income	3.7	3.8

Total investment income	$248.0	$253.2

              The increase in interest income from investments for the three months ended March 31, 2016 from the comparable period in 2015 was primarily due to an increase in the size of our portfolio, which increased from an average of $8.6 billion at amortized cost for the three months ended March 31, 2015 to an average of $9.2 billion at amortized cost for the comparable period in 2016. The decrease in capital structuring service fees for the three months ended March 31, 2016 from the comparable period in 2015 was primarily due to the decrease in the weighted average capital structuring fees received on new investment commitments, which decreased from 4.0% for the three months ended March 31, 2015 to 3.3% in the comparable period in 2016, as well as the decrease in new investment commitments, which decreased from $500.2 million for the three months ended March 31, 2015 to $470.6 million for the comparable period in 2016. Dividend income for the three months ended March 31, 2016 and 2015 included dividends received from IHAM, a wholly owned portfolio company, totaling $10.0 million and $20.0 million, respectively. The dividends received from IHAM for the three months ended March 31, 2015 included additional dividends of $10.0 million that were paid in addition to the quarterly dividends generally paid by IHAM. IHAM paid the additional dividends out of accumulated earnings that had previously been retained by IHAM. Also during the three months ended March 31, 2016, we received $1.4 million in other non-recurring dividends from non-income producing equity securities compared to $1.5 million for the comparable period in 2015.

Operating Expenses

	For the Three Months Ended March 31,
(in millions)	2016	2015
Interest and credit facility fees	$50.2	$58.6
Base management fees	34.8	33.9
Income based fees	29.1	29.4
Capital gains incentive fees	3.8	(4.2)
Administrative fees	3.4	3.4
Other general and administrative	8.8	6.9

Total operating expenses	$130.1	$128.0

              Interest and credit facility fees for the three months ended March 31, 2016 and 2015, were comprised of the following:

	For the Three Months Ended March 31,
(in millions)	2016	2015
Stated interest expense	$42.5	$47.2
Facility fees	1.2	2.9
Amortization of debt issuance costs	3.9	4.4
Accretion of net discount on notes payable	2.6	4.1

Total interest and credit facility fees	$50.2	$58.6

              Stated interest expense for the three months ended March 31, 2016 decreased from the comparable period in 2015 primarily due to the decrease in our weighted average stated interest rate of our debt outstanding, partially offset by an increase in the average principal amount of debt outstanding. The weighted average stated interest rate on our outstanding debt was 4.2% for the three months ended March 31, 2016 as compared to 5.2% for the comparable period in 2015 primarily as a result of the maturity of the higher cost $575.0 million aggregate principal amount of unsecured convertible notes (the "February 2016 Convertible Notes") and increased utilization of the Company's lower cost revolving facilities. For the three months ended March 31, 2016, our average principal debt outstanding increased to $4.1 billion as compared to $3.6 billion for the comparable period in 2015.

              The increase in base management fees for the three months ended March 31, 2016 from the comparable period in 2015 was primarily due to the increase in the size of the portfolio. The decrease in income based fees for the three months ended March 31, 2016 from the comparable period in 2015 was primarily due to the decrease in net investment income excluding income based fees and capital gains incentive fees.

              For the three months ended March 31, 2016, the capital gains incentive fees expense calculated in accordance with GAAP was $3.8 million. For the three months ended March 31, 2015, the reduction in capital gains incentive fees calculated in accordance with GAAP was $4.2 million. Capital gains incentive fee expense accrual for the three months ended March 31, 2016 increased from the comparable period in 2015 primarily due to net gains on investments, foreign currency and other transactions and the extinguishment of debt during the three months ended March 31, 2016 of $18.8 million compared to net losses of $21.1 million during the three months ended March 31, 2015. The capital gains incentive fee accrued under GAAP includes an accrual related to unrealized capital appreciation, whereas the capital gains incentive fee actually payable under our investment advisory and management agreement does not. There can be no assurance that such unrealized capital appreciation will be realized in the future. The accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. As of March 31, 2016 and December 31, 2015, the total capital gains incentive fee accrual calculated in accordance with GAAP was $46.0 million and $42.3 million, respectively. As of March 31, 2016 and December 31, 2015, there was no capital gains incentive fee actually payable under our investment advisory and management agreement. See Note 3 to our consolidated financial statements for the three months ended March 31, 2016, for more information on the base management fees, income based fees and capital gains incentive fees.

              Administrative fees represent fees paid to Ares Operations for our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers and their respective staffs. Other general and administrative expenses include professional fees, rent, insurance, depreciation and director's fees, among other costs.

Income Tax Expense, Including Excise Tax

              We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must generally (among other requirements) timely distribute to our stockholders at least 90% of our investment company taxable income, as defined by the Code, for each year. In order to maintain our RIC status, we have made and intend to continue to make the requisite distributions to our stockholders which will generally relieve us from U.S. federal corporate-level income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. If we determine that our estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, we accrue excise tax on estimated excess taxable income as such taxable income is earned. For the three months ended March 31, 2016 and 2015, we recorded a net expense of $3.0 million and $1.6 million, respectively, for U.S. federal excise tax.

              Certain of our consolidated subsidiaries are subject to U.S. federal and state income taxes. For the three months ended March 31, 2016 and 2015, we recorded a tax expense of approximately $2.2 million and $1.9 million, respectively, for these subsidiaries.

Net Realized Gains/Losses

              During the three months ended March 31, 2016, we had $504.4 million of sales, repayments or exits of investments resulting in $25.5 million of net realized gains on investments. These sales, repayments or exits included $65.4 million of investments sold to IHAM and certain vehicles managed by IHAM. A net realized gain of $0.1 million was recorded on these transactions. See Note 4 to our consolidated financial statements for the three months ended March 31, 2016 for more detail on IHAM and its managed vehicles. During the three months ended March 31, 2016, net realized gains on investments of $25.5 million were comprised of $25.5 million of gross realized gains and no gross realized losses.

              The net realized gains on investments during the three months ended March 31, 2016 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Physiotherapy Associates Holdings, Inc.	$8.1
AllBridge Financial, LLC	6.3
Lakeland Tours, LLC	4.6
MedAssets, Inc.	3.0
Other, net	3.5

Total	$25.5

              During the three months ended March 31, 2016, we also recognized net realized gains on foreign currency transactions of $1.8 million.

              During the three months ended March 31, 2015, we had $1.1 billion of sales, repayments or exits of investments resulting in $27.2 million of net realized gains on investments. These sales, repayments or exits included $258.0 million of investments sold to IHAM and certain vehicles managed by IHAM. A net realized gain of $0.1 million was recorded on these transactions. During the three months ended March 31, 2015, net realized gains on investments of $27.2 million were comprised of $28.7 million of gross realized gains and $1.5 million of gross realized losses.

              The net realized gains on investments during the three months ended March 31, 2015 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Tripwire, Inc.	$13.8
Protective Industries, Inc.	8.1
Panda Temple Power, LLC	2.4
Other, net	2.9

Total	$27.2

              During the three months ended March 31, 2015, we also recognized net realized gains on foreign currency transactions of $4.5 million. In addition, during the three months ended March 31, 2015, we redeemed the entire outstanding $143.8 million principal amount of unsecured notes that were scheduled to mature on February 15, 2022. The total redemption price (including accrued and unpaid interest) was $144.6 million, which resulted in a realized loss on the extinguishment of debt of $3.8 million.

Net Unrealized Gains/Losses

              We value our portfolio investments quarterly and the changes in value are recorded as unrealized gains or losses in our consolidated statement of operations. Net unrealized gains and losses for our portfolio for the three months ended March 31, 2016 and 2015, were comprised of the following:

	For the Three Months Ended March 31,
(in millions)	2016	2015
Unrealized appreciation	$72.5	$29.6
Unrealized depreciation	(60.2)	(53.0)
Net unrealized (appreciation) depreciation reversed related to net realized gains or losses(1)	(17.7)	(24.3)

Total net unrealized losses	$(5.4)	$(47.7)

(1)
The net unrealized (appreciation) depreciation reversed related to net realized gains or losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior period.

              The changes in net unrealized appreciation and depreciation during the three months ended March 31, 2016 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
UL Holding Co., LLC	$9.4
The Step2 Company, LLC	8.4
ADF Restaurant Group, LLC	8.3
Community Education Centers, Inc.	4.9
Netsmart Technologies, Inc. and NS Holdings, Inc.	4.4
R3 Education, Inc.	3.5
Orion Foods, LLC	3.0
Napa Management Services Corporation	2.7
POS I Corp. (fka Vantage Oncology, Inc.)	2.3
Things Remembered, Inc.	(2.4)
Ivy Hill Asset Management, L.P.	(2.6)
Ciena Capital LLC	(3.1)
Primexx Energy Corporation	(3.8)
Infilaw Holding, LLC	(4.8)
Indra Holdings Corp.	(5.6)
Instituto de Banca y Comercio, Inc.	(9.2)
Other, net	(3.1)

Total	$12.3

              During the three months ended March 31, 2016, we also recognized net unrealized losses on foreign currency and other transactions of $3.1 million.

              The changes in net unrealized appreciation and depreciation during the three months ended March 31, 2015 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$4.3
Ciena Capital LLC	3.7
Infilaw Holding, LLC	(2.0)
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	(2.6)
ADF Capital, Inc. & ADF Restaurant Group, LLC	(3.5)
2329497 Ontario Inc.	(4.0)
Ivy Hill Asset Management, L.P.	(20.1)
Other, net	0.8

Total	$(23.4)

              During the three months ended March 31, 2015, we also recognized net unrealized losses on foreign currency and other transactions of $1.3 million.

For the years ended December 31, 2015, 2014 and 2013

              Operating results for the years ended December 31, 2015, 2014 and 2013 were as follows:

	For the Years Ended December 31,
(in millions)	2015	2014	2013
Total investment income	$1,025.4	$989.0	$881.7
Total expenses	499.8	532.9	437.2

Net investment income before income taxes	525.6	456.1	444.5
Income tax expense, including excise tax	17.8	18.3	14.1

Net investment income	507.8	437.8	430.4
Net realized gains on investments and foreign currency transactions	127.5	93.9	63.7
Net unrealized gains (losses) on investments, foreign currency and other transactions	(246.2)	59.4	(5.6)
Realized losses on extinguishment of debt	(10.4)	(0.1)	—

Net increase in stockholders' equity resulting from operations	$378.7	$591.0	$488.5

              Net income can vary substantially from period to period due to various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, comparisons of net increase in stockholders' equity resulting from operations may not be meaningful.

Investment Income

	For the Years Ended December 31,
(in millions)	2015	2014	2013
Interest income from investments	$817.4	$741.4	$647.9
Capital structuring service fees	94.6	113.6	91.7
Dividend income	73.5	84.3	99.6
Management and other fees	23.9	24.6	20.2
Other income	16.0	25.1	22.3

Total investment income	$1,025.4	$989.0	$881.7

              The increase in interest income from investments for the year ended December 31, 2015 from the comparable period in 2014 was primarily due to an increase in the size of our portfolio, which increased from an average of $8.1 billion at amortized cost for the year ended December 31, 2014 to an average of $8.6 billion at amortized cost for the comparable period in 2015. The decrease in capital structuring service fees for the year ended December 31, 2015 from the comparable period in 2014 was primarily due to the decrease in new investment commitments, which decreased from $4.6 billion for the year ended December 31, 2014 to $3.8 billion for the comparable period in 2015. Dividend income for the years ended December 31, 2015 and 2014 included dividends received from IHAM, a wholly owned portfolio company, totaling $50.0 million and $50.0 million, respectively. Also during the year ended December 31, 2015, we received $8.9 million in other non-recurring dividends from non-income producing equity securities compared to $19.0 million for the comparable period in 2014. The decrease in other income for the year ended December 31, 2015 from the comparable period in 2014 was primarily attributable to lower amendment fees.

              The increase in interest income from investments for the year ended December 31, 2014 from the comparable period in 2013 was primarily due to an increase in the size of our portfolio, which increased from an average of $6.7 billion at amortized cost for the year ended December 31, 2013 to an average of $8.1 billion at amortized cost for the comparable period in 2014. The increase in capital structuring service fees for the year ended December 31, 2014 from the comparable period in 2013 was primarily due to the increase in new investment commitments, which increased from $4.0 billion for the year ended December 31, 2013 to $4.6 billion for the comparable period in 2014, as well as the increase in the weighted average capital structuring service fees received on new investment commitments, from 2.3% for the year ended December 31, 2013 to 2.5% in the comparable period in 2014. Dividend income for the years ended December 31, 2014 and 2013 included dividends received from IHAM totaling $50.0 million and $72.4 million, respectively. The dividends received from IHAM for the years ended December 31, 2014 and 2013 included additional dividends of $10.0 million and $32.4 million, respectively, that were paid in addition to the quarterly dividends generally paid by IHAM. IHAM paid the additional dividends out of accumulated earnings that had previously been retained by IHAM. Also during the year ended December 31, 2014, we received $19.0 million in other non-recurring dividends from non-income producing equity securities compared to $9.0 million for the comparable period in 2013. The increase in management and other fees for the year ended December 31, 2014 from the comparable period in 2013 was primarily attributable to higher sourcing and other fees received from the SSLP.

Operating Expenses

	For the Years Ended December 31,
(in millions)	2015	2014	2013
Interest and credit facility fees	$227.0	$216.0	$171.5
Base management fees	134.3	128.0	104.9
Income based fees	121.4	118.3	110.5
Capital gains incentive fees	(26.7)	29.5	11.6
Administrative fees	14.2	13.7	12.3
Other general and administrative	29.6	27.4	26.4

Total operating expenses	$499.8	$532.9	$437.2

              Interest and credit facility fees for the years ended December 31, 2015, 2014 and 2013, were comprised of the following:

	For the Years Ended December 31,
(in millions)	2015	2014	2013
Stated interest expense	$183.2	$173.7	$136.3
Facility fees	10.3	10.8	8.2
Amortization of debt issuance costs	17.1	16.4	13.2
Accretion of net discount on notes payable	16.4	15.1	13.8

Total interest and credit facility fees	$227.0	$216.0	$171.5

              Stated interest expense for the year ended December 31, 2015 increased from the comparable period in 2014 primarily due to the increase in the average principal amount of debt outstanding, partially offset by a decrease in our weighted average stated interest rate of our debt outstanding. For the year ended December 31, 2015, our average principal debt outstanding increased to $3.7 billion as compared to $3.3 billion for the comparable period in 2014, and the weighted average stated interest rate on our outstanding debt was 5.0% for the year ended December 31, 2015 as compared to 5.3% for the comparable period in 2014.

              Stated interest expense for the year ended December 31, 2014 increased from the comparable period in 2013 primarily due to the increase in the average principal amount of debt outstanding, partially offset by a decrease in our weighted average stated interest rate of our debt outstanding. For the year ended December 31, 2014, our average principal debt outstanding increased to $3.3 billion as compared to $2.6 billion for the comparable period in 2013, and the weighted average stated interest rate on our outstanding debt was 5.3% for the year ended December 31, 2014 as compared to 5.3% for the comparable period in 2013.

              The increase in base management fees and our income based fees for the year ended December 31, 2015 from the comparable period in 2014 and from the comparable period in 2013 were primarily due to the increases in the size of the portfolio in the case of base management fees and in the case of income based fees, the related increase in net investment income excluding income based fees and capital gains incentive fees.

              For the year ended December 31, 2015, the reduction in capital gains incentive fees calculated in accordance with GAAP was $26.7 million. For the years ended December 31, 2014 and 2013, the capital gains incentive fee expense accrual calculated in accordance with GAAP was $29.5 million and $11.6 million, respectively. Capital gains incentive fee expense accrual for the year ended December 31, 2015 decreased from the comparable period in 2014 primarily due to net losses on investments, foreign currency and other transactions and the extinguishment of debt during the year ended December 31, 2015 of $129.1 million compared to net gains of $153.1 million during the year ended December 31, 2014. Capital gains incentive fee expense accrual for the year ended December 31, 2014 increased from the comparable period in 2013 primarily due to higher net gains on investments and foreign currency transactions, which increased from $58.1 million during the year ended December 31, 2013 to $153.1 million for the comparable period in 2014. The capital gains incentive fee accrued under GAAP includes an accrual related to unrealized capital appreciation, whereas the capital gains incentive fee actually payable under our investment advisory and management agreement does not. There can be no assurance that such unrealized capital appreciation will be realized in the future. The accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. As of December 31, 2015, 2014 and 2013, the total capital gains incentive fee accrual calculated in accordance with GAAP was $42.3 million, $93.0 million and $80.9 million, respectively. As of December 31, 2015, there was no capital gains incentive fee actually payable under our investment advisory and management agreement. As of December 31, 2014 and 2013, the capital gains incentive fee actually payable under our investment advisory and management agreement was $24.0 million and $17.4 million, respectively. See Note 3 to our consolidated financial statements for the year ended December 31, 2015, for more information on the base management fees, income based fees and capital gains incentive fees.

              Administrative fees represent fees paid to Ares Operations for our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers and their respective staffs. Other general and administrative expenses include professional fees, rent, insurance, depreciation and director's fees, among other costs.

Income Tax Expense, Including Excise Tax

              We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must generally (among other requirements) timely distribute to our stockholders at least 90% of our investment company taxable income, as defined by the Code, for each year. In order to maintain our RIC status, we have made and intend to continue to make the requisite distributions to our stockholders which will generally relieve us from U.S. federal corporate-level income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. If we determine that our estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, we accrue excise tax on estimated excess taxable income as such taxable income is earned. For the years ended December 31, 2015, 2014 and 2013, we recorded a net expense of $9.0 million, $5.5 million and $10.3 million, respectively, for U.S. federal excise tax. The net expense for the years ended December 31, 2015 and 2014 each included a reduction in expense related to the recording of a requested refund resulting from the overpayment of the prior year's excise tax of $1.0 million and $1.7 million, respectively.

              Certain of our consolidated subsidiaries are subject to U.S. federal and state income taxes. For the years ended December 31, 2015, 2014 and 2013, we recorded a tax expense of approximately $8.8 million, $12.8 million and $3.8 million, respectively, for these subsidiaries. The decrease in income tax expense for our taxable consolidated subsidiaries for the year ended December 31, 2015 from the comparable period in 2013 was primarily driven by lower realized gains from the exits of certain investments held by such subsidiaries during the year ended December 31, 2015. The increase in income tax expense for our taxable consolidated subsidiaries for the year ended December 31, 2014 from the comparable period in 2013 was primarily driven by the realized gains from the exits of certain investments held by such subsidiaries during the year ended December 31, 2014.

Net Realized Gains/Losses

              During the year ended December 31, 2015, we had $3.7 billion of sales, repayments or exits of investments resulting in $121.3 million of net realized gains on investments. These sales, repayments or exits included $538.1 million of investments sold to IHAM or certain vehicles managed by IHAM. A net realized gain of $0.6 million was recorded on these transactions. See Note 4 to our consolidated financial statements for the year ended December 31, 2015 for more detail on IHAM and its managed vehicles. Net realized gains on investments of $121.3 million were comprised of $125.6 million of gross realized gains and $4.3 million of gross realized losses.

              The net realized gains on investments during the year ended December 31, 2015 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Cast & Crew Payroll, LLC	$25.9
Tripwire, Inc.	13.8
TAP Holdings, LLC	11.2
Global Healthcare Exchange, LLC	8.3
Protective Industries, Inc.	8.2
Hojeij Branded Foods, Inc.	8.0
Wellspring Distribution Corp	5.6
Driven Brands, Inc.	5.5
Fulton Holdings Corp.	4.5
Other, net	30.3

Total	$121.3

              During the year ended December 31, 2015, we also recognized net realized gains on foreign currency transactions of $6.2 million. In addition, during the year ended December 31, 2015, we redeemed the entire $143.8 million aggregate principal amount outstanding of the unsecured notes that were scheduled to mature on February 15, 2022 (the "February 2022 Notes"). The February 2022 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $144.6 million, which resulted in a realized loss on the extinguishment of debt of $3.8 million. We also redeemed the entire $200.0 million aggregate principal amount outstanding of the 2040 Notes (as defined below). The 2040 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $200.6 million, which resulted in a realized loss on the extinguishment of debt of $6.6 million.

              During the year ended December 31, 2014, we had $3.3 billion of sales, repayments or exits of investments resulting in $91.7 million of net realized gains on investments. These sales, repayments or exits included $219.6 million of investments sold to IHAM or certain vehicles managed by IHAM. A net realized loss of $0.1 million was recorded on these transactions. Net realized gains on investments of $91.7 million were comprised of $153.8 million of gross realized gains and $62.1 million of gross realized losses.

              The net realized gains on investments during the year ended December 31, 2014 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Insight Pharmaceuticals Corporation	$33.1
The Dwyer Group	21.1
Waste Pro USA, Inc.	18.4
Service King Paint & Body, LLC	10.4
The Thymes, LLC	9.8
CT Technologies Intermediate Holdings, Inc.	6.7
ELC Acquisition Corp.	5.9
VSS-Tranzact Holdings, LLC	5.1
Platform Acquisition, Inc.	4.7
Apple & Eve, LLC	4.3
Pillar Processing LLC	(6.6)
CitiPostal Inc.	(20.8)
MVL Group, Inc.	(27.7)
Other, net	27.3

Total	$91.7

              During the year ended December 31, 2014, we also recognized net realized gains on foreign currency transactions of $2.2 million. In addition, during the year ended December 31, 2014, we purchased $0.4 million aggregate principal amount of the 2047 Notes (as defined below) and as a result of these transactions, we recognized realized losses on extinguishment of debt of $2.2 million.

              During the year ended December 31, 2013, we had $1.8 billion of sales, repayments or exits of investments resulting in $63.7 million of net realized gains on investments. These sales, repayments or exits included $442.3 million of investments sold to IHAM or certain vehicles managed by IHAM. A net realized loss of $0.1 million was recorded on these transactions. Net realized gains on investments of $63.7 million were comprised of $112.9 million of gross realized gains and $49.2 million of gross realized losses.

              The net realized gains on investments during the year ended December 31, 2013 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Passport Health Communications, Inc.	$19.8
Financial Pacific Company	17.7
Component Hardware Group, Inc.	17.2
Tradesmen International, Inc.	10.0
AWTP, LLC	8.7
Performant Financial Corporation	8.6
Senior Secured Loan Fund LLC	7.1
Performance Food Group, Inc.	4.1
eInstruction Corporation	(40.3)
Other, net	10.8

Total	$63.7

Net Unrealized Gains/Losses

              We value our portfolio investments quarterly and the changes in value are recorded as unrealized gains or losses in our consolidated statement of operations. Net unrealized gains and losses for our portfolio for the years ended December 31, 2015, 2014 and 2013, were comprised of the following:

	For the Years Ended December 31,
(in millions)	2015	2014	2013
Unrealized appreciation	$115.7	$176.6	$106.5
Unrealized depreciation	(304.2)	(120.4)	(105.1)
Net unrealized (appreciation) depreciation reversed related to net realized gains or losses(1)	(60.1)	1.6	(7.0)

Total net unrealized gains (losses)	$(248.6)	$57.8	$(5.6)

(1)
The net unrealized (appreciation) depreciation reversed related to net realized gains or losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior period.

              The changes in net unrealized appreciation and depreciation during the year ended December 31, 2015 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
OTG Management, LLC	$27.6
Ciena Capital LLC	11.3
Physiotherapy Associates Holdings, Inc.	6.4
Napa Management Services Corporation	5.6
UL Holding Co., LLC	4.7
Lakeland Tours, LLC	4.5
Spin HoldCo Inc.	(5.6)
Things Remembered, Inc.	(5.7)
La Paloma Generating Company, LLC	(6.2)
10th Street, LLC	(6.4)
Indra Holdings Corp.	(7.4)
Green Energy Partners	(8.2)
Primexx Energy Corporation	(8.3)
Nodality, Inc.	(8.6)
Competitor Group, Inc.	(9.3)
2329497 Ontario Inc.	(9.8)
Instituto de Banca y Comercio, Inc.	(13.8)
CCS Intermediate Holdings, LLC	(14.2)
Infilaw Holding, LLC	(14.3)
Ivy Hill Asset Management, L.P.	(23.8)
Petroflow Energy Corporation	(26.4)
Senior Secured Loan Fund LLC	(77.1)
Other, net	(3.5)

Total	$(188.5)

              During the year ended December 31, 2015, we also recognized net unrealized gains on foreign currency and other transactions of $2.3 million.

              The changes in net unrealized appreciation and depreciation during the year ended December 31, 2014 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
10th Street, LLC	$43.7
UL Holding Co., LLC	15.0
Cast & Crew Payroll, LLC	11.6
Imperial Capital Private Opportunities, LP	10.1
Ciena Capital LLC	9.8
Tripwire, Inc.	8.4
Senior Secured Loan Fund LLC	7.0
Campus Management Corp.	6.8
Global Healthcare Exchange, LLC	4.0
Eckler Industries, Inc.	(4.0)
OTG Management, LLC	(4.2)
Orion Foods, LLC	(4.6)
Community Education Centers, Inc.	(6.9)
2329497 Ontario Inc.	(7.4)
The Step2 Company, LLC	(17.1)
ADF Restaurant Group, LLC	(18.1)
Ivy Hill Asset Management, L.P.	(21.0)
Other, net	23.1

Total	$56.2

              During the year ended December 31, 2014, we also recognized net unrealized gains on foreign currency transactions of $1.6 million.

              The changes in net unrealized appreciation and depreciation during the year ended December 31, 2013 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Senior Secured Loan Fund LLC	$9.8
Orion Foods, LLC	7.0
10th Street, LLC	6.8
American Broadband Communications, LLC	6.6
Imperial Capital Private Opportunities, LP	5.7
OTG Management, LLC	4.5
The Dwyer Group	4.2
Ciena Capital LLC	(7.7)
Competitor Group, Inc.	(9.5)
Instituto de Banca y Comercio, Inc.	(12.6)
UL Holding Co., LLC	(13.2)
CitiPostal Inc.	(13.8)
Ivy Hill Asset Management, L.P.	(13.9)
Other, net	27.5

Total	$1.4

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

              Our liquidity and capital resources are generated primarily from the net proceeds of public offerings of equity and debt securities, advances from the Revolving Credit Facility, the Revolving Funding Facility and the SMBC Funding Facility (each as defined below and together, the "Facilities"), net proceeds from the issuance of other securities, including unsecured notes and SBA-guaranteed debentures (the "SBA Debentures"), as well as cash flows from operations.

              As of March 31, 2016, we had $77.2 million in cash and cash equivalents and $4.1 billion in total aggregate principal amount of debt outstanding ($4.0 billion at carrying value). Subject to leverage, borrowing base and other restrictions, we had approximately $0.9 billion available for additional borrowings under the Facilities and the SBA Debentures as of March 31, 2016.

              We may from time to time seek to retire or repurchase our common stock through cash purchases, as well as retire, cancel or purchase our outstanding debt through cash purchases and/or exchanges, in open market purchases, privately negotiated transactions or otherwise. Such purchases or exchanges, if any, will depend on prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. The amounts involved may be material. In addition, we may from time to time enter into additional debt facilities, increase the size of existing facilities or issue additional debt securities, including unsecured debt and/or debt securities convertible into common stock. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the Investment Company Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, calculated pursuant to the Investment Company Act, is at least 200% after such borrowing. As of March 31, 2016, our asset coverage was 226%.

Equity Capital Activities

              The following table summarizes the total shares issued and proceeds received in public offerings of our common stock net of underwriting discounts and offering costs for the years ended December 31, 2014 and 2013.

(in millions, except per share data)	Shares issued	Offering price per share(1)	Proceeds net of underwriting discounts and offering costs
2014
July 2014 public offering	15.5	$16.63	$257.7

Total for the year ended December 31, 2014	15.5		$257.7
2013
December 2013 public offering	16.4	$17.47	$286.0
October 2013 public offering	12.7	$16.98	$214.3
April 2013 public offering	19.1	$17.43	$333.2

Total for the year ended December 31, 2013	48.2		$833.5

(1)
The shares were sold to the underwriters for a price equal to the offering price per share, which the underwriters were then permitted to sell at variable prices to the public.

              As of March 31, 2016 and December 31, 2015, our total equity market capitalization was $4.7 billion and $4.5 billion, respectively. There were no sales of our equity securities during the three months ended March 31, 2016 or during the year ended December 31, 2015.

              In September 2015, our board of directors approved a stock repurchase program authorizing us to repurchase up to $100 million in the aggregate of our outstanding common stock in the open market at certain thresholds below our net asset value per share, in accordance with the guidelines specified in Rule 10b-18 under the Exchange Act of. The timing, manner, price and amount of any share repurchases will be determined by us, in our discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. The program will be in effect until September 30, 2016, unless extended or until the approved dollar amount has been used to repurchase shares. The program does not require us to repurchase any specific number of shares and we cannot assure stockholders that any shares will be repurchased under the program. The program may be suspended, extended, modified or discontinued at any time.

              In connection with our stock repurchase program, in March 2016, we entered into a Rule 10b5-1 plan to repurchase shares of our common stock in accordance with certain parameters set forth in such plan.

              See "Recent Developments," as well as Note 15 to our consolidated financial statements for the three months ended March 31, 2016 for more information on the stock repurchase program.

              During the quarter ended March 31, 2016, we repurchased a total of 393,056 shares of our common stock in the open market for $5.5 million under the stock repurchase program. The shares were repurchased at an average price of $13.92 per share, including commissions paid.

Debt Capital Activities

              Our debt obligations consisted of the following as of March 31, 2016 and December 31, 2015:

	As of
	March 31, 2016					December 31, 2015
(in millions)	Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount	Carrying Value		Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount	Carrying Value
Revolving Credit Facility	$1,290.0	(2)	$1,170.0	$1,170.0		$1,290.0	(2)	$515.0	$515.0
Revolving Funding Facility	540.0	(3)	118.0	118.0		540.0		250.0	250.0
SMBC Funding Facility	400.0		25.0	25.0		400.0		110.0	110.0
SBA Debentures	75.0		25.0	24.4		75.0		22.0	21.4
February 2016 Convertible Notes	—		—	—	(4)	575.0		575.0	573.9	(5)
June 2016 Convertible Notes	230.0		230.0	229.2	(5)	230.0		230.0	228.0	(5)
2017 Convertible Notes	162.5		162.5	160.5	(5)	162.5		162.5	160.0	(5)
2018 Convertible Notes	270.0		270.0	265.0	(5)	270.0		270.0	264.4	(5)
2019 Convertible Notes	300.0		300.0	294.9	(5)	300.0		300.0	294.5	(5)
2018 Notes	750.0		750.0	743.5	(6)	750.0		750.0	743.0	(6)
2020 Notes	600.0		600.0	594.5	(7)	600.0		600.0	594.2	(7)
October 2022 Notes	182.5		182.5	178.0	(8)	182.5		182.5	177.9	(8)
2047 Notes	229.6		229.6	181.7	(9)	229.6		229.6	181.6	(9)

Total	$5,029.6		$4,062.6	$3,984.7		$5,604.6		$4,196.6	$4,113.9

(1)
Subject to borrowing base, leverage and other restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows us, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,935.0 million. See "Recent Developments," as well as Note 15 to our consolidated financial statements for the three months ended March 31, 2016 for more information on an amendment to the Revolving Credit Facility.

(3)
Provides for a feature that allows us and our consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), under certain circumstances, to increase the size of the Revolving Funding Facility to a maximum of $865.0 million.

(4)
See below for more information on the repayment of the February 2016 Convertible Notes.

(5)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below) and the February 2016 Convertible Unsecured Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuances of such notes. As of March 31, 2016, the total of the unamortized debt issuance costs and the unaccreted discount for the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes (each as defined below) were $0.8 million, $2.0 million, $5.0 million and $5.1 million, respectively. As of December 31, 2015, the total of the unamortized debt issuance costs and the unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes were $1.1 million, $2.0 million, $2.5 million, $5.6 million and $5.5 million, respectively.

(6)
Represents the aggregate principal amount outstanding of the 2018 Notes (as defined below) less unamortized debt issuance costs plus the net unamortized premium that was recorded upon the issuances of the 2018 Notes. As of March 31, 2016 and December 31, 2015, the total unamortized debt issuance costs less the net unamortized premium were $6.5 million and $7.0 million, respectively.

(7)
Represents the aggregate principal amount outstanding of the 2020 Notes (as defined below) less unamortized debt issuance costs and the net unaccreted discount recorded upon the issuances of the 2020 Notes. As of March 31, 2016, and December 31, 2015, the total of the unamortized debt issuance costs and the net unaccreted discount were $5.5 million and $5.8 million, respectively.

(8)
Represents the aggregate principal amount outstanding of the October 2022 Notes (as defined below) less unamortized debt issuance costs. As of March 31, 2016 and December 31, 2015, the unamortized debt issuance costs were $4.5 million and $4.6 million, respectively.

(9)
Represents the aggregate principal amount outstanding of the 2047 Notes (as defined below) less the unaccreted purchased discount recorded as part of the acquisition of Allied Capital Corporation in April 2010 (the "Allied Acquisition"). As of March 31, 2016 and December 31, 2015, the total unaccreted purchased discount was $47.9 million and $48.0 million, respectively.

              The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all our debt outstanding as of March 31, 2016 were 4.0% and 4.8 years, respectively, and as of December 31, 2015 were 4.4% and 4.5 years, respectively.

              The ratio of total principal amount of debt outstanding to stockholders' equity as of March 31, 2016 was 0.78:1.00 compared to 0.81:1.00 as of December 31, 2015. The ratio of total carrying value of debt outstanding to stockholders' equity as of March 31, 2016 was 0.77:1.00 compared to 0.80:1.00 as of December 31, 2015.

    Revolving Credit Facility

              We are party to a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), which as of March 31, 2016 allowed us to borrow up to $1,290.0 million at any one time outstanding. As of March 31, 2016, the end of the revolving period and the stated maturity date for the Revolving Credit Facility were May 4, 2019 and May 4, 2020, respectively. The

Revolving Credit Facility also provides for a feature that allowed us as of March 31, 2016, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,935.0 million. The interest rate charged on the Revolving Credit Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility), in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of March 31, 2016, the interest rate in effect was LIBOR plus 1.75%. We are also required to pay a letter of credit fee of either 2.00% or 2.25% per annum on letters of credit issued, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. Additionally, we are required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. As of March 31, 2016, there was $1,170.0 million outstanding under the Revolving Credit Facility and we were in compliance in all material respects with the terms of the Revolving Credit Facility. See "Recent Developments," as well as Note 15 to our consolidated financial statements for the three months ended March 31, 2016 for more information on the Revolving Credit Facility.

    Revolving Funding Facility

              Our consolidated subsidiary, Ares Capital CP, is party to a revolving funding facility (as amended, the "Revolving Funding Facility"), which allows Ares Capital CP to borrow up to $540.0 million at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The end of the reinvestment period and the stated maturity date for the Revolving Funding Facility is May 14, 2017 and May 14, 2019, respectively. The Revolving Funding Facility also provides for a feature that allows, under certain circumstances, for an increase in the size of the Revolving Funding Facility to a maximum of $865.0 million. The interest rate charged on the Revolving Funding Facility is based on an applicable spread ranging from 2.25% to 2.50% over LIBOR or ranging from 1.25% to 1.50% over a "base rate" (as defined in the agreements governing the Revolving Funding Facility) in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the Revolving Funding Facility. As of March 31, 2016, the interest rate in effect was LIBOR plus 2.25%. Additionally, Ares Capital CP is required to pay a commitment fee of between 0.50% and 1.50% per annum depending on the size of the unused portion of the Revolving Funding Facility. As of March 31, 2016, there was $118.0 million outstanding under the Revolving Funding Facility and we and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

    SMBC Funding Facility

              Our consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), is party to a revolving funding facility (as amended, the "SMBC Funding Facility"), which allows ACJB to borrow up to $400.0 million at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. As of March 31, 2016, the end of the reinvestment period and the stated maturity date for the SMBC Funding Facility were September 14, 2017 and September 14, 2022, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement. The interest rate charged on the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. As of March 31, 2016, the interest rate in effect was LIBOR plus 1.75%. Additionally, ACJB is required to pay a commitment fee of between 0.35% and 0.875% per annum depending on the size of the unused portion of the SMBC Funding Facility. As of March 31, 2016, there was $25.0 million outstanding under the SMBC Funding Facility and we and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

    SBA Debentures

              In April 2015, our wholly owned subsidiary, AVF LP, received a license from the SBA to operate as a SBIC under the provisions of Section 301(c) of the Small Business Investment Act. The SBA places certain limitations on the financing of investments by SBICs in portfolio companies, including regulating the types of financings, restricting investments to only include small businesses with certain characteristics or in certain industries, and requiring capitalization thresholds that may limit distributions to us.

              The license from the SBA allows AVF LP to obtain leverage by issuing the SBA Debentures, subject to issuance of a capital commitment by the SBA and other customary procedures. Leverage through the SBA Debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any SBIC may borrow to $150.0 million and as of March 31, 2016, the amount of the SBA Debentures committed to AVF LP by the SBA was $75.0 million. The SBA Debentures are non-recourse to us, have interest payable semi-annually, have a ten-year maturity and may be prepaid at any time without penalty. As of March 31, 2016, AVF LP had $25.0 million of the SBA Debentures issued and outstanding, which mature between September 2025 and March 2026. AVF LP is subject to an annual periodic examination by an SBA examiner to determine AVF LP's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of March 31, 2016, AVF LP was in compliance in all material respects with SBA regulatory requirements.

              The interest rate for the SBA Debentures is fixed at the time the SBA Debentures and other applicable issued SBA- guaranteed debentures can be pooled and sold to the public and is based on a spread over U.S. treasury notes with ten-year maturities. The pooling of newly issued SBA-guaranteed debentures occurs twice per year. The spread includes an annual charge as determined by the SBA (the "Annual Charge") as well as a market-driven component. Prior to the ten-year fixed interest rate being determined, the interest rate charged for the SBA Debentures is based on LIBOR plus an applicable spread of 0.30% and the Annual Charge. As of March 31, 2016, the weighted average interest rate in effect for the SBA Debentures was 3.48%.

    Convertible Unsecured Notes

              In February 2016, we repaid in full the $575.0 million aggregate principal amount of the February 2016 Convertible Notes.

              We have issued $230.0 million aggregate principal amount of unsecured convertible notes that mature on June 1, 2016 (the "June 2016 Convertible Notes"), $162.5 million aggregate principal amount of unsecured convertible notes that mature on March 15, 2017 (the "2017 Convertible Notes"), $270.0 million aggregate principal amount of unsecured convertible notes that mature on January 15, 2018 (the "2018 Convertible Notes") and $300.0 million aggregate principal amount of unsecured convertible notes that mature on January 15, 2019 (the "2019 Convertible Notes" and together with the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes, the "Convertible Unsecured Notes"). The Convertible Notes mature upon their respective maturity dates unless previously converted or repurchased in accordance with their terms. We do not have the right to redeem the Convertible Unsecured Notes prior to maturity. The June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes bear interest at a rate of 5.125% , 4.875%, 4.750% and 4.375%, respectively, per year, payable semi-annually.

              In certain circumstances, the Convertible Unsecured Notes will be convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, at their respective conversion rates (listed below as of March 31, 2016) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). To the extent the June 2016 Convertible Unsecured Notes are converted, we have elected to settle with a combination of cash and shares of our common stock. Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the respective Convertible Unsecured Notes Indenture. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if we engage in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require us to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

              Certain key terms related to the convertible features for each of the Convertible Unsecured Notes as of March 31, 2016 are listed below.

	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Conversion premium	17.5%	17.5%	17.5%	15.0%
Closing stock price at issuance	$16.20	$16.46	$16.91	$17.53
Closing stock price date	March 22, 2011	March 8, 2012	October 3, 2012	July 15, 2013
Conversion price(1)	$18.20	$18.89	$19.64	$19.99
Conversion rate (shares per one thousand dollar principal amount)(1)	54.9549	52.9303	50.9054	50.0292
Conversion dates	December 15, 2015	September 15, 2016	July 15, 2017	July 15, 2018

(1)
Represents conversion price and conversion rate, as applicable, as of March 31, 2016, taking into account certain de minimis adjustments that will be made on the conversion date.

    Unsecured Notes

    2018 Notes

              We have issued $750.0 million in aggregate principal amount of unsecured notes, which bear interest at a rate of 4.875% per year and mature on November 30, 2018 (the "2018 Notes"). The 2018 Notes require payment of interest semi-annually, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time at our option at a redemption price equal to par plus a "make whole" premium, as determined pursuant to the indenture governing the 2018 Notes, and any accrued and unpaid interest. $600.0 million in aggregate principal amount of the 2018 Notes were issued at a discount to the principal amount and $150.0 million in aggregate principal amount of the 2018 Notes were issued at a premium of 102.7% of their principal amount.

    2020 Notes

              We have issued $600.0 million in aggregate principal amount of unsecured notes, which bear interest at a rate of 3.875% per year and mature on January 15, 2020 (the "2020 Notes"). The 2020 Notes require payment of interest semi-annually, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time at our option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2020 Notes, and any accrued and unpaid interest. $400.0 million in aggregate principal amount of the 2020 Notes were issued at a discount to the principal amount and $200.0 million in aggregate principal amount of the 2020 Notes were issued at a premium of 100.2% of their principal amount.

    October 2022 Notes

              We have issued $182.5 million in aggregate principal amount of unsecured notes, which bear interest at a rate of 5.875% per year and mature on October 1, 2022 (the "October 2022 Notes"). The October 2022 Notes require payment of interest quarterly and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

    2047 Notes

              As part of the Allied Acquisition, we assumed $230.0 million aggregate principal amount of unsecured notes which bear interest at a rate of 6.875% and mature on April 15, 2047 (the "2047 Notes" and together with the 2018 Notes, the 2020 Notes and the October 2022 Notes, the "Unsecured Notes"). The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

              As of March 31, 2016, we were in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures and the indentures governing the Unsecured Notes.

              The Convertible Unsecured Notes and the Unsecured Notes are our senior unsecured obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to our existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

              See Note 5 to our consolidated financial statements for the three months ended March 31, 2016 for more detail on our debt obligations.

CONTRACTUAL OBLIGATIONS

              A summary of the maturities of our principal amounts of debt and other contractual payment obligations as of December 31, 2015 are as follows:

	Payments Due by Period
(in millions)	Total	Less than 1 year	1-3 years	3-5 years	After 5 years
Revolving Credit Facility	$515.0	$—	$—	$515.0	$—
Revolving Funding Facility	250.0	—	—	250.0	—
SMBC Funding Facility	110.0	—	—	—	110.0
SBA Debentures	22.0	—	—	—	22.0
February 2016 Convertible Notes	575.0	575.0	—	—	—
June 2016 Convertible Notes	230.0	230.0	—	—	—
2017 Convertible Notes	162.5	—	162.5	—	—
2018 Convertible Notes	270.0	—	270.0	—	—
2019 Convertible Notes	300.0	—	—	300.0	—
2018 Notes	750.0	—	750.0	—	—
2020 Notes	600.0	—	—	600.0
October 2022 Notes	182.5	—	—	—	182.5
2047 Notes	229.6	—	—	—	229.6
Operating lease obligations	94.1	9.2	18.4	18.0	48.5

	$4,290.7	$814.2	$1,200.9	$1,683.0	$592.6

OFF BALANCE SHEET ARRANGEMENTS

              We have various commitments to fund investments in our portfolio, as described below.

              As of March 31, 2016 and December 31, 2015, we had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) our discretion:

	As of
(in millions)	March 31, 2016	December 31, 2015
Total revolving and delayed draw loan commitments	$355.4	$418.9
Less: drawn commitments	(70.8)	(122.9)

Total undrawn commitments	284.6	296.0
Less: commitments substantially at our discretion	(6.8)	(6.0)
Less: unavailable commitments due to borrowing base or other covenant restrictions	—	—

Total net adjusted undrawn revolving and delayed draw loan commitments	$277.8	$290.0

              Included within the total revolving and delayed draw loan commitments as of March 31, 2016 and December 31, 2015 were delayed draw loan commitments totaling $137.5 million and $148.6 million, respectively. Our commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions. Generally, the most significant and uncertain term requires the borrower to satisfy a specific use of proceeds covenant. The use of proceeds covenant typically requires the borrower to use the additional loans for the specific purpose of a permitted acquisition or permitted investment, for example. In addition to the use of proceeds covenant, the borrower is generally required to satisfy additional negotiated covenants (including specified leverage levels).

              Also included within the total revolving and delayed draw loan commitments as of March 31, 2016 were commitments to issue up to $45.2 million in letters of credit through a financial intermediary on behalf of certain portfolio companies. As of March 31, 2016, we had $13.8 million in letters of credit issued and outstanding under these commitments on behalf of the portfolio companies. For all these letters of credit issued and outstanding, we would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of these letters of credit issued and outstanding are recorded as a liability on our balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $12.8 million expire in 2016 and $1.0 million expire in 2017.

              We also have commitments to co-invest in the SSLP for our portion of the SSLP's commitments to fund delayed draw loans to certain portfolio companies of the SSLP. See "Senior Secured Loan Program" above and Note 4 to our consolidated financial statements for the three months ended March 31, 2016 for more information.

              As of March 31, 2016 and December 31, 2015, we were party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of
(in millions)	March 31, 2016	December 31, 2015
Total private equity commitments	$107.0	$107.0
Less: funded private equity commitments	(21.1)	(20.9)

Total unfunded private equity commitments	85.9	86.1
Less: private equity commitments substantially at our discretion	(84.5)	(84.6)

Total net adjusted unfunded private equity commitments	$1.4	$1.5

              In the ordinary course of business, we may sell certain of our investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales), we have, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions have given rise to liabilities in the past and may do so in the future.

RECENT DEVELOPMENTS

American Capital Acquisition

              On May 23, 2016, we entered into a definitive agreement to acquire American Capital in a cash and stock transaction. American Capital is an internally managed closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the Investment Company Act.

              While there can be no assurances as to the exact timing, or that the American Capital Acquisition will be completed at all, we expect to complete the American Capital Acquisition as early as the fourth quarter of 2016. The consummation of the American Capital Acquisition is subject to certain conditions, including, among others, American Capital stockholder approval, Ares Capital stockholder approval, required regulatory approvals (including expiration of the waiting period under the HSR Act), receipt of certain third party consents, and other customary closing conditions.

              We cannot assure you that the American Capital Acquisition will be consummated as scheduled, or at all. See "Pending American Capital Acquisition" for a more detailed description of the terms of the American Capital Acquisition, "Risk Factors—Risks Relating to Our Business—We may fail to consummate the American Capital Acquisition" for a description of the risks associated with a failure to consummate the American Capital Acquisition and "Risk Factors—Risks Relating to the American Capital Acquisition" for a description of the risks that the combined company may face if the American Capital Acquisition is consummated.

              In connection with the American Capital Acquisition, we entered into an agreement with our investment adviser, dated May 23, 2016, pursuant to which our investment adviser will (i) provide $275 million of cash consideration payable to American Capital stockholders in accordance with the terms and conditions set forth in the Merger Agreement at closing and (ii) waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the American Capital Acquisition, the lesser of (x) $10 million of income based fees and (y) the amount of income based fees for such quarter, to the extent earned and payable by us in such quarter pursuant to and as calculated under our investment advisory and management agreement, in each case, subject to the consummation of the American Capital Acquisition.

Other Recent Developments

              In April 2016, we entered into an agreement to amend and restate the Revolving Credit Facility that, among other things, (a) extended the expiration of the revolving period for certain lenders electing to extend their commitments in an amount equal to $1.195 billion from May 4, 2019 to May 4, 2020, during which period we, subject to certain conditions, may make borrowings under the Revolving Credit Facility, (b) extended the stated maturity date for certain lenders electing to extend their commitments in an amount equal to $1.195 billion from May 4, 2020 to May 4, 2021, (c) permitted certain lenders electing not to extend their commitments in an amount equal to $70 million to remain subject to the existing revolving period and stated maturity in respect of their non-extending commitments, and (d) modified the debt and lien provisions of the Revolving Credit Facility to, among other things, (i) expand the types of additional debt that may be secured by certain assets of ours on a pari passu basis with the Revolving Credit Facility, subject to certain limitations, and (ii) increase the amount of additional secured debt permitted to be incurred by us, subject to certain conditions. The size of the Revolving Credit Facility is $1.265 billion following the amendment and restatement thereof. The Revolving Credit Facility includes an "accordion" feature that allows us, under certain circumstances, to increase the size of the facility by an amount up to $632.5 million.

              In April 2016, our board of directors authorized an extension of our stock repurchase program through February 28, 2017. Our stock repurchase program was set to expire on September 30, 2016. Under the stock repurchase program, we may repurchase up to $100 million in the aggregate of our outstanding common stock in the open market at a price per share that meets certain thresholds below its net asset value per share, in accordance with the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The timing, manner, price and amount of any share repurchases will be determined by us, in our discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. As of March 31, 2016, we had repurchased a total of 514,677 shares of our common stock in the open market under the stock repurchase program since its inception in September 2015, at an average price of $13.92 per share, including commissions paid, leaving approximately $92.8 million available for additional repurchases under the program.

              In May 2016, in connection with the American Capital Acquisition, we suspended our stock repurchase program pending the consummation of the Merger Agreement.

              In June 2016, we repaid in full the $230 million aggregate principal amount outstanding of the June 2016 Convertible Notes upon their maturity. We used amounts available under our revolving credit facilities to repay the June 2016 Convertible Notes.

CRITICAL ACCOUNTING POLICIES

Basis of Presentation

              The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with GAAP, and include the accounts of ours and our consolidated subsidiaries. We are an investment company following accounting and reporting guidance in ASC 946. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

              Interim financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period presented, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2016.

Cash and Cash Equivalents

              Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market account. Cash and cash equivalents are carried at cost which approximates fair value.

Concentration of Credit Risk

              We place our cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investments

              Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

              Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 55% of our portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, our independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, our investment valuation process within the context of performing the integrated audit.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

              Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to our board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, who review a minimum of 55% of our portfolio at fair value.

  •
  Our board of directors discusses valuations and ultimately determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our investment adviser, audit committee and, where applicable, independent third-party valuation firms.

              See Note 8 to our consolidated financial statements for the year ended December 31, 2015 and Note 8 to our consolidated financial statements for the three months ended March 31, 2016 for more information on our valuation process.

Interest and Dividend Income Recognition

              Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

              Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. We may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

              Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Payment-in-Kind Interest

              We have loans in our portfolio that contain PIK provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though we have not yet collected the cash.

Capital Structuring Service Fees and Other Income

              Our investment adviser seeks to provide assistance to our portfolio companies and in return we may receive fees for capital structuring services. These fees are generally only available to us as a result of our underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that our investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to us. In certain instances where we are invited to participate as a co-lender in a transaction and do not provide significant services in connection with the investment, a portion of loan fees paid to us in such situations will be deferred and amortized over the estimated life of the loan.

              Other income includes fees for management and consulting services, loan guarantees, commitments, amendments and other services rendered by us to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

Foreign Currency Translation

              Our books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

              Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Derivative Instruments

              We do not utilize hedge accounting and as such we value our derivatives at fair value with the unrealized gains or losses recorded in "net unrealized gains (losses) from foreign currency and other transactions" in our consolidated statement of operations.

Equity Offering Expenses

              Our offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

              Debt issuance costs are amortized over the life of the related debt instrument using the straight line method or the effective yield method, depending on the type of debt instrument.

Income Taxes

              We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must (among other requirements) meet certain source-of- income and asset diversification requirements and timely distribute to our stockholders at least 90% of our investment company taxable income, as defined by the Code, for each year. We (among other requirements) have made and intend to continue to make the requisite distributions to our stockholders, which will generally relieve us from U.S. federal corporate-level income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that we determine that our estimated current year taxable income will be in excess of estimated dividend distributions for the current year, we accrue excise tax, if any, on estimated excess taxable income as such taxable income is earned.

              Certain of our consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.

Dividends to Common Stockholders

              Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by our board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although we may decide to retain such capital gains for investment.

              We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend. We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as we are trading at a premium to net asset value). If our shares are trading at a discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we may purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value.

Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

Recent Accounting Pronouncements

              In February 2015, the Financial Accounting Standards Board (the "FASB") issued ASU No. 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis. The new guidance modifies the consolidation analysis for limited partnerships and similar type entities as well as variable interests in a variable interest entity, particularly those that have fee arrangements and related party relationships. Additionally, it provides a scope exception to the consolidation guidance for certain entities. The amendments in ASU No. 2015-02 are effective for annual reporting periods beginning after December 15, 2015. The Company adopted ASU No. 2015-02 as of March 31, 2016 and there was no material impact of adopting this ASU on the Company's consolidated financial statements.

              In April 2015, the FASB issued ASU No. 2015-03, Interest-Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. The new guidance modifies the requirements for reporting debt issuance costs. Under the amendments in ASU No. 2015-03, debt issuance costs related to a recognized debt liability will no longer be recorded as a separate asset, but will be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by ASU No. 2015-03. In addition, in August 2015, the FASB issued ASU No. 2015-15, Interest-Imputation of Interest (Subtopic 835-30). The additional guidance reiterates that the SEC would not object to an entity deferring and presenting debt issuance costs related to a line of credit arrangement as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line of credit arrangement, regardless of whether there are any outstanding borrowings. ASU No. 2015-03 and ASU No. 2015-15 are required to be applied retrospectively for periods beginning after December 15, 2015. The Company adopted ASU No. 2015-03 as of March 31, 2016. Prior to ASU No. 2015-03, deferred debt issuance costs related to term debt were reported on the balance sheet as other assets and amortized as interest expense. The consolidated balance sheet as of December 31, 2015 has been adjusted to apply the change in accounting principle retrospectively. There is no effect on the statement of operations as a result of the change in accounting principle. Debt issuance costs related to term debt of $24.5 million previously reported within other assets on the consolidated balance sheet as of December 31, 2015 have been reclassified as a direct deduction from the carrying amount of the related debt liability. ASU No. 2015-03 had no impact on the presentation or amortization of the debt issuance costs related to the Company's revolving credit facilities.

              In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The new guidance removed the requirement that investments for which net asset value is determined based on practical expedient reliance be reported utilizing the fair value hierarchy. ASU No. 2015-07 is required to be applied retrospectively for periods beginning after December 15, 2015. The Company adopted ASU No. 2015-07 as of March 31, 2016, and thereby removed any investments valued in this manner from the fair value disclosures. See Note 8 to our consolidated financial statements for the year ended December 31, 2015 and Note 8 to our consolidated financial statements for the three months ended March 31, 2016 for more information regarding the impact on the fair value disclosures.

              In May 2014, the FASB issued ASU No. 2014-09, "Revenue from Contracts with Customers (Topic 606)." The guidance in this ASU supersedes the revenue recognition requirements in Topic 605, "Revenue Recognition." Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. In March 2016, the FASB issued ASU No. 2016-08, "Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations", which clarifies the guidance in ASU No. 2014-09 and has the same effective date as the original standard. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

              In February 2016, the FASB issued ASU No. 2016-02, "Leases (Topic 842)." The guidance in this ASU supersedes the leasing guidance in Topic 840, "Leases." Under the new guidance, lessees are required to recognize lease assets and lease liabilities on the balance sheet for those leases previously classified as operating leases. The amendments in ASU No. 2016-02 are effective for annual reporting periods beginning after December 15, 2018, including interim periods within that reporting period, with early adoption permitted. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

              We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio.

Interest Rate Risk

              Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates. Because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

              As of March 31, 2016, 80% of the investments at fair value in our portfolio bore interest at variable rates, 10% bore interest at fixed rates, 9% were non-interest earning and 1% were on non-accrual status. Additionally, for the variable rate investments, 73% of these investments contained interest rate floors (representing 59% of total investments at fair value). Also, as of March 31, 2016, all the loans made through the SSLP contained interest rate floors. The Facilities all bear interest at variable rates with no interest rate floors, while the SBA Debentures, the Unsecured Notes and the Convertible Unsecured Notes bear interest at fixed rates.

              We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

              While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments. In addition, there can be no assurance that we will be able to effectively hedge our interest rate risk.

              Based on our March 31, 2016, balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

(in millions) Basis Point Change	Interest Income	Interest Expense	Net Income(1)
Up 300 basis points	$189.3	$39.1	$150.2
Up 200 basis points	$114.8	$26.0	$88.8
Up 100 basis points	$40.3	$12.9	$27.4
Down 100 basis points	$11.5	$(6.0)	$17.5
Down 200 basis points	$11.4	$(6.0)	$17.4
Down 300 basis points	$11.4	$(6.0)	$17.4

(1)
Excludes the impact of income based fees. See Note 3 to our consolidated financial statements for the three months ended March 31, 2016 for more information on the income based fees.

              Based on our December 31, 2015, balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

(in millions) Basis Point Change	Interest Income	Interest Expense	Net Income(1)
Up 300 basis points	$177.0	$26.6	$150.4
Up 200 basis points	$105.4	$17.9	$87.5
Up 100 basis points	$33.9	$9.1	$24.8
Down 100 basis points	$14.2	$(3.4)	$17.6
Down 200 basis points	$14.0	$(3.4)	$17.4
Down 300 basis points	$14.0	$(3.4)	$17.4

(1)
Excludes the impact of income based fees. See Note 3 to our consolidated financial statements for the three months ended March 31, 2016 for more information on the income based fees.

SENIOR SECURITIES
(dollar amounts in thousands, except per unit data)

              Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of the end of the last ten fiscal years and as of March 31, 2016. The report of our independent registered public accounting firm, KPMG LLP, on the senior securities table as of December 31, 2015, is attached as an exhibit to the registration statement of which this prospectus and the accompanying prospectus supplement is a part. The "—" indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility
Fiscal 2016 (as of March 31, 2016, unaudited)	$1,170,000	$2,256	$—	N/A
Fiscal 2015	$515,000	$2,213	$—	N/A
Fiscal 2014	$170,000	$2,292	$—	N/A
Fiscal 2013	$—	$—	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
Fiscal 2011	$395,000	$2,393	$—	N/A
Fiscal 2010	$146,000	$3,079	$—	N/A
Fiscal 2009	$474,144	$2,294	$—	N/A
Fiscal 2008	$480,486	$2,201	$—	N/A
Fiscal 2007	$282,528	$2,644	$—	N/A
Fiscal 2006	$193,000	$2,628	$—	N/A
Revolving Funding Facility
Fiscal 2016 (as of March 31, 2016, unaudited)	$118,000	$2,256	$—	N/A
Fiscal 2015	$250,000	$2,213	$—	N/A
Fiscal 2014	$324,000	$2,292	$—	N/A
Fiscal 2013	$185,000	$2,547	$—	N/A
Fiscal 2012	$300,000	$2,721	$—	N/A
Fiscal 2011	$463,000	$2,393	$—	N/A
Fiscal 2010	$242,050	$3,079	$—	N/A
Fiscal 2009	$221,569	$2,294	$—	N/A
Fiscal 2008	$114,300	$2,201	$—	N/A
Fiscal 2007	$85,000	$2,644	$—	N/A
Fiscal 2006	$15,000	$2,628	$—	N/A
Revolving Funding II Facility
Fiscal 2009	$—	$—	$—	N/A
SMBC Revolving Funding Facility
Fiscal 2016 (as of March 31, 2016, unaudited)	$25,000	$2,256	$—	N/A
Fiscal 2015	$110,000	$2,213	$—	N/A
Fiscal 2014	$62,000	$2,292	$—	N/A
Fiscal 2013	$—	$—	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
SBA Debentures
Fiscal 2016 (as of March 31, 2016, unaudited)	$25,000	$2,256	$—	N/A
Fiscal 2015	$22,000	$2,213	$—	N/A
Debt Securitization
Fiscal 2011	$77,531	$2,393	$—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Fiscal 2010	$155,297	$3,079	$—	N/A
Fiscal 2009	$273,752	$2,294	$—	N/A
Fiscal 2008	$314,000	$2,201	$—	N/A
Fiscal 2007	$314,000	$2,644	$—	N/A
Fiscal 2006	$274,000	$2,628	$—	N/A
February 2016 Convertible Notes
Fiscal 2015	$575,000	$2,213	$—	N/A
Fiscal 2014	$575,000	$2,292	$—	N/A
Fiscal 2013	$575,000	$2,547	$—	N/A
Fiscal 2012	$575,000	$2,721	$—	N/A
Fiscal 2011	$575,000	$2,393	$—	N/A
June 2016 Convertible Notes
Fiscal 2016 (as of March 31, 2016, unaudited)	$230,000	$2,256	$—	N/A
Fiscal 2015	$230,000	$2,213	$—	N/A
Fiscal 2014	$230,000	$2,292	$—	N/A
Fiscal 2013	$230,000	$2,547	$—	N/A
Fiscal 2012	$230,000	$2,721	$—	N/A
Fiscal 2011	$230,000	$2,393	$—	N/A
2017 Convertible Notes
Fiscal 2016 (as of March 31, 2016, unaudited)	$162,500	$2,256	$—	N/A
Fiscal 2015	$162,500	$2,213	$—	N/A
Fiscal 2014	$162,500	$2,292	$—	N/A
Fiscal 2013	$162,500	$2,547	$—	N/A
Fiscal 2012	$162,500	$2,721	$—	N/A
2018 Convertible Notes
Fiscal 2016 (as of March 31, 2016, unaudited)	$270,000	$2,256	$—	N/A
Fiscal 2015	$270,000	$2,213	$—	N/A
Fiscal 2014	$270,000	$2,292	$—	N/A
Fiscal 2013	$270,000	$2,547	$—	N/A
Fiscal 2012	$270,000	$2,721	$—	N/A
2019 Convertible Notes
Fiscal 2016 (as of March 31, 2016, unaudited)	$300,000	$2,256	$—	N/A
Fiscal 2015	$300,000	$2,213	$—	N/A
Fiscal 2014	$300,000	$2,292	$—	N/A
Fiscal 2013	$300,000	$2,547	$—	N/A
2011 Notes
Fiscal 2010	$300,584	$3,079	$—	$1,018
2012 Notes
Fiscal 2010	$161,210	$3,079	$—	$1,018
2018 Notes
Fiscal 2016 (as of March 31, 2016, unaudited)	$750,000	$2,256	$—	N/A
Fiscal 2015	$750,000	$2,213	$—	N/A
Fiscal 2014	$750,000	$2,292	$—	N/A
Fiscal 2013	$600,000	$2,547	$—	N/A
2020 Notes
Fiscal 2016 (as of March 31, 2016, unaudited)	$600,000	$2,256	$—	N/A
Fiscal 2015	$600,000	$2,213	$—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Fiscal 2014	$400,000	$2,292	$—	N/A
February 2022 Notes
Fiscal 2014	$143,750	$2,292	$—	$1,024
Fiscal 2013	$143,750	$2,547	$—	$1,043
Fiscal 2012	$143,750	$2,721	$—	$1,035
October 2022 Notes
Fiscal 2016 (as of March 31, 2016, unaudited)	$182,500	$2,256	$—	$1,009
Fiscal 2015	$182,500	$2,213	$—	$1,011
Fiscal 2014	$182,500	$2,292	$—	$1,013
Fiscal 2013	$182,500	$2,547	$—	$993
Fiscal 2012	$182,500	$2,721	$—	$986
2040 Notes
Fiscal 2014	$200,000	$2,292	$—	$1,040
Fiscal 2013	$200,000	$2,547	$—	$1,038
Fiscal 2012	$200,000	$2,721	$—	$1,041
Fiscal 2011	$200,000	$2,393	$—	$984
Fiscal 2010	$200,000	$3,079	$—	$952
2047 Notes
Fiscal 2016 (as of March 31, 2016, unaudited)	$229,557	$2,256	$—	$1,006
Fiscal 2015	$229,557	$2,213	$—	$1,011
Fiscal 2014	$229,557	$2,292	$—	$985
Fiscal 2013	$230,000	$2,547	$—	$972
Fiscal 2012	$230,000	$2,721	$—	$978
Fiscal 2011	$230,000	$2,393	$—	$917
Fiscal 2010	$230,000	$3,079	$—	$847

(1)
Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the "Asset Coverage Per Unit" (including for the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, which were issued in $25 increments). Certain prior year amounts have been reclassified to conform to the 2016 presentation. In particular, unamortized debt issuance costs were previously included in other assets and were reclassified to long-term debt as a result of the adoption of Accounting Standards Update ASU 2015-03, Interest-Imputation of Interest (Topic 835): Simplifying the Presentation of Debt Issuance Costs during the first quarter of 2016.

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it.

(4)
Not applicable, except for with respect to the 2011 Notes, the 2012 Notes, the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, as other senior securities are not registered for public trading on a stock exchange. The average market value per unit for each of the 2011 Notes, the 2012 Notes, the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes is based on the average daily prices of such notes and is expressed per $1,000 of indebtedness (including for the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, which were issued in $25 increments).

BUSINESS

Ares Capital

              Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a BDC under the Investment Company Act. We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. We are one of the largest BDCs with approximately $9.4 billion of total assets as of March 31, 2016.

              We are externally managed by our investment adviser, Ares Capital Management, a subsidiary of Ares Management, a publicly traded, leading global alternative asset manager. Our administrator, Ares Operations, a subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger or smaller (in particular, for investments in early-stage and/or venture capital-backed) companies. We generally use the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              We invest primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior secured loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments in corporate borrowers generally range between $30 million and $500 million each, investments in project finance/power generation projects generally range between $10 million and $200 million each and investments in early-stage and/or venture capital-backed companies generally range between $1 million and $25 million each. However, the investment sizes may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro- and macro-economic factors.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate or sell a portion of such amount (including, without limitation, to vehicles managed by our portfolio company, IHAM), such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market (including purchases of a portfolio of investments).

              The first and second lien senior secured loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments in which we invest typically are not rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB–" by Fitch Ratings or lower than "BBB–" by Standard & Poor's Ratings Services), which, under the guidelines established by these entities, is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships of Ares Management with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investment opportunities. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for over 15 years and its partners have an average of over 24 years of experience in leveraged finance, private equity, distressed debt, commercial real estate finance, investment banking and capital markets. We have access to Ares' investment professionals and administrative professionals, who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations. As of March 31, 2016, Ares had approximately 340 investment professionals and approximately 525 administrative professionals.

Ares Management, L.P.

              Ares is a publicly traded, leading global alternative asset manager. As of March 31, 2016, Ares had approximately 870 employees in over 15 principal and originating offices across the United States, Europe and Asia. Since its inception in 1997, Ares has adhered to a disciplined investment philosophy that focuses on delivering strong risk-adjusted investment returns throughout market cycles. Ares believes each of its three distinct but complementary investment groups in Credit, Private Equity and Real Estate is a market leader based on investment performance. Ares was built upon the fundamental principle that each group benefits from being part of the greater whole.

Ares Capital Management LLC

              Ares Capital Management, our investment adviser, is served by an origination, investment and portfolio management team of approximately 80 U.S.-based investment professionals as of March 31, 2016 and led by certain partners of the Ares Credit Group: Michael Arougheti, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares Capital Management's investment committee has 12 members comprised of certain of the U.S.-based partners of the Ares Credit Group and certain partners in the Ares Private Equity Group.

MARKET OPPORTUNITY

              We believe that current market conditions present attractive opportunities for us to invest in middle-market companies, specifically:

  •
  We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. These factors may result in opportunities for alternative funding sources to middle-market companies and therefore more new-issue market opportunities for us.

  •
  We believe that the disruption and volatility in the credit markets between 2008 and 2009 reduced capital available to certain specialty finance companies and other capital providers, causing a reduction in competition. While market conditions have largely recovered from the events of 2008 and 2009, there have been continuing periods of volatility, some lasting longer than others. These market conditions may continue to create opportunities to achieve attractive risk-adjusted returns.

  •
  We believe that there is a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold our loans without having to syndicate them is a competitive advantage.

  •
  We believe that middle-market companies have faced difficulty in raising debt through the capital markets. This approach to financing may become more difficult to the extent institutional investors seek to invest in larger, more liquid offerings, leaving less competition and fewer financing alternatives for middle-market companies.

  •
  We believe there is a large pool of un-invested private equity capital for middle-market businesses. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources such as us.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers to middle-market companies:

The Ares Platform

              Ares operates three distinct but complementary investment groups, including the Ares Credit Group, the Ares Private Equity Group and the Ares Real Estate Group. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for us. In particular, we believe that the Ares platform provides us with an advantage through its deal flow generation and investment evaluation process. Ares' asset management platform also provides additional market information, company knowledge and industry insight that benefit our investment and due diligence process. Ares' professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

Seasoned Management Team

              The investment professionals in the Ares Credit Group and members of our investment adviser's investment committee also have significant experience investing across market cycles. This experience also provides us with a competitive advantage in identifying, originating, investing in and managing a portfolio of investments in middle-market companies.

Broad Origination Strategy

              We focus on self-originating most of our investments by pursuing a broad array of investment opportunities in middle-market companies, venture capital backed businesses and power generation projects across multiple channels. We also leverage off of the extensive relationships of the broader Ares platform, including relationships with the portfolio companies in the IHAM Vehicles, to identify investment opportunities. We believe that this allows for asset selectivity and that there is a significant relationship between proprietary deal origination and credit performance. We believe that our focus on generating proprietary deal flow and lead investing also gives us greater control over capital structure, deal terms, pricing and documentation and enables us to actively manage our portfolio investments. Moreover, by leading the investment process, we are often able to secure controlling positions in credit tranches, thereby providing additional control in investment outcomes. We also have originated substantial proprietary deal flow from middle-market intermediaries, which often allows us to act as the sole or principal source of institutional capital to the borrower.

Scale and Flexible Transaction Structuring

              We believe that being one of the largest BDCs makes us a more desirable and flexible capital provider, especially in competitive markets. We are flexible with the types of investments we make and the terms associated with those investments. We believe this approach and experience enables our investment adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so we can make investments consistent with our stated investment objective and preserve principal while seeking appropriate risk adjusted returns. In addition, we have the flexibility to provide "one stop" financing with the ability to invest capital across the balance sheet and syndicate and hold larger investments than many of our competitors. We believe that the ability to underwrite, syndicate and hold larger investments benefits our stockholders by (a) potentially increasing net income and earnings through syndication, (b) increasing originated deal flow flexibility, (c) broadening market relationships and deal flow, (d) allowing us to optimize our portfolio composition and (e) allowing us to provide capital to a broader spectrum of middle-market companies, which we believe currently have limited access to capital from traditional lending sources. In addition, we believe that the ability to provide capital at every level of the balance sheet provides a strong value proposition to middle-market borrowers and our senior debt capabilities provide superior deal origination and relative value analysis capabilities compared to traditional "mezzanine only" lenders.

Experience with and Focus on Middle-Market Companies

              Ares has historically focused on investments in middle-market companies and we benefit from this experience. In sourcing and analyzing deals, our investment adviser benefits from Ares' extensive network of relationships focused on middle-market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We believe this network enables us to identify well-positioned prospective portfolio company investments. The Ares Credit Group works closely with Ares' other investment professionals. As of March 31, 2016, Ares oversaw a portfolio of investments in approximately 1,000 companies, approximately 495 structured assets and approximately 155 properties across over 50 industries, which provides access to an extensive network of relationships and insights into industry trends and the state of the capital markets.

Disciplined Investment Philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent, credit-based investment approach that was developed over 15 years ago by its founders. Specifically, our investment adviser's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment and financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, our investment adviser's approach seeks to reduce risk in investments by focusing on:

  •
  businesses with strong franchises and sustainable competitive advantages;

  •
  industries with positive long-term dynamics;

  •
  businesses and industries with cash flows that are dependable and predictable;

  •
  management teams with demonstrated track records and appropriate economic incentives;

  •
  rates of return commensurate with the perceived risks;

  •
  securities or investments that are structured with appropriate terms and covenants; and

  •
  businesses backed by experienced private equity sponsors.

Extensive Industry Focus

              We seek to concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals have had extensive investment experience. Ares investment professionals have developed long-term relationships with management teams and management consultants in over 50 industries, and have accumulated substantial information and identified potential trends within these industries. In turn, we benefit from these relationships, information and identification of potential trends in making investments.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by our investment adviser, Ares Capital Management, which is a subsidiary of Ares, and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is registered under the Advisers Act. Under our investment advisory and management agreement, we have agreed to pay Ares Capital Management base management fees, income based fees and capital gains incentive fees. See "Management—Investment Advisory and Management Agreement." Ares Operations provides us with certain administrative and other services necessary for us to operate pursuant to our administration agreement. See "Management—Administration Agreement."

              As a BDC, we are required to comply with certain regulatory requirements. For example, we are not generally permitted to invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than us and our downstream affiliates) currently has an investment. However, we may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of co-investment transactions would only be permitted pursuant to an exemptive order from the SEC, for which we have applied. Any such order will be subject to certain terms and conditions. Further there is no assurance that this application for exemptive relief will be granted by the SEC.

              Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant aspects. In particular, BDCs must have at least 200% asset coverage calculated pursuant to the Investment Company Act (i.e., we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us) in order to issue senior securities, which requires us to finance our investments with at least as much equity as senior securities in the aggregate. Certain of our credit facilities also require that we maintain asset coverage of at least 200%.

              In addition, as a consequence of us being a RIC under the Code for U.S. federal income tax purposes, our asset growth is dependent on our ability to raise equity capital through the issuance of common stock. RICs generally must distribute substantially all of their investment company taxable income (as defined under the Code) to stockholders as dividends in order to preserve their status as a RIC and not to be subject to additional U.S. federal corporate-level taxes. This requirement, in turn, generally prevents us from using our earnings to support our operations, including making new investments.

INVESTMENTS

Ares Capital Corporation Portfolio

              We have built an investment portfolio of primarily first and second lien senior secured loans, mezzanine debt and, to a lesser extent, equity investments in private middle-market companies. Our portfolio is well diversified by industry sector and its concentration to any single issuer is limited.

              Our debt investments in corporate borrowers generally range between $30 million and $500 million each, investments in project finance/power generation projects generally range between $10 million and $200 million each and investments in early-stage and/or venture capital-backed companies generally range between $1 million and $25 million each. However, the sizes of our investments may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro- and macro-economic factors.

              Our preferred and/or common equity investments have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              In addition, the proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our expected final hold size. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate a portion of such amount such that we are left with a smaller investment than what was reflected in our original commitment. We may also syndicate a "first out" loan to an investor and retain a "last out" loan, in which case the "first out" loan will generally receive priority with respect to payments of principal, interest and any other amounts due thereunder. In addition to originating investments, we may also acquire investments in the secondary market (including purchases of a portfolio of investments).

              We make senior secured loans primarily in the form of first lien loans (including unitranche loans) and second lien loans. Our senior secured loans generally have terms of three to 10 years. In connection with our senior secured loans we generally receive a security interest in certain of the assets of the borrower and consequently such assets serve as collateral in support of the repayment of such senior secured loans. Senior secured loans are generally exposed to the least amount of credit risk because they typically hold a senior position with respect to scheduled interest and principal payments and security interests in assets of the borrower. However, unlike mezzanine debt, senior secured loans typically do not receive any stock, warrants to purchase stock or other yield enhancements. Senior secured loans may include both revolving lines of credit and term loans.

              Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior secured loans and is often unsecured. However, mezzanine debt ranks senior to preferred and common equity in a borrower's capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments and will often provide lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of an equity co-investment and/or warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than senior secured loans. The equity co-investment and warrants (if any) associated with a mezzanine debt investment typically allow lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Equity issued in connection with mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

              In making an equity investment, in addition to considering the factors discussed under "—Investment Selection" below, we also consider the anticipated timing of a liquidity event, such as a public offering, sale of the company or redemption of our equity securities.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "—Regulation" below. Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              In the first quarter of 2011, the Staff informally communicated to certain BDCs the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under the Investment Company Act) (i.e., not eligible to be included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the SEC issued the Concept Release which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company." We provided a comment letter in respect of the Concept Release and continue to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, we have, solely for purposes of calculating the composition of our portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SDLP and the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with our position.

Co-Investment Programs

    Senior Direct Lending Program

              In December 2015, we established a co-investment program with Varagon to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, to U.S. middle-market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE:AIG) and other partners. The co-investment program is called the SDLP. It is expected that the SDLP will commit and hold individual loans of up to $300 million. We may directly co-invest with the SDLP to accommodate larger transactions. We will provide capital to the SDLP in the form of the SDLP Certificates, and Varagon and its clients will provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. It is expected that we and Varagon will own 87.5% and 12.5%, respectively, of any outstanding SDLP Certificates.

              As of March 31, 2016, we and Varagon had agreed to make capital available to the SDLP of $2.9 billion in the aggregate, of which no amounts were funded. The SDLP will be capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of ours and Varagon (with approval from a representative of each required). As of March 31, 2016, we had agreed to make available to the SDLP (subject to the approval of the investment committee of the SDLP as described above) approximately $591 million, of which no amounts were committed or funded. The SDLP Certificates will pay a coupon of LIBOR plus a stated spread and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

    Senior Secured Loan Program

              We and GE have co-invested in first lien senior secured loans of middle market companies through the SSLP. The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of ours and GE (with approval from a representative of each required). We have provided capital to the SSLP in the form the SSLP Certificates.

              In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with us in the SSLP, to CPPIB. This sale excluded GE's interest in the SSLP, and we and GE continue to operate the SSLP. We and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, we and GE may provide capital to support the SSLP's funding of existing commitments (see below) and other amounts to its portfolio companies. On August 24, 2015, we were advised that GECC, as the holder of the Senior Notes, directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes us). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide us and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between us and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. We have been in dialogue with GE and CPPIB to determine if there is an opportunity to work together; however, to date there has been no agreement in respect of the SSLP as a result of these discussions and there can be no assurance that such discussions will continue or any such agreement will be reached. In addition to discussions with CPPIB and GECC, we are also exploring other options with respect to the SSLP's portfolio, although there can be no assurance that we will pursue any of them.

              As of March 31, 2016, we and GE had funded approximately $7.6 billion in aggregate principal amount to the SSLP. As discussed above, we anticipate that no new investments will be made by the SSLP and that we and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. As of March 31, 2016, the SSLP had commitments to fund delayed draw loans to certain of its portfolio companies of $145.4 million, which had been approved by the investment committee of the SSLP as described above. As of March 31, 2016, we had funded approximately $2.0 billion in aggregate principal amount to the SSLP. Additionally, as of March 31, 2016, we had commitments to co-invest in the SSLP for our portion of the SSLP's commitments to fund delayed draw loans to portfolio companies of up to $23.6 million. As of March 31, 2016, the fair value of the SSLP Certificates held by us was $1.9 billion at fair value (including unrealized depreciation of $48.7 million), which represented approximately 21% of our total portfolio at fair value. As of March 31, 2016, the SSLP had 38 different underlying borrowers. For more information on the SSLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Secured Loan Program."

Ivy Hill Asset Management, L.P.

              As of March 31, 2016, our portfolio company, IHAM, an SEC registered investment adviser, managed 16 vehicles and served as the sub-manager/sub-servicer for three other vehicles. As of March 31, 2016, IHAM had assets under management of approximately $3.6 billion. As of March 31, 2016, the amortized cost and fair value of our investment in IHAM was $171.0 million and $232.9 million, respectively. In connection with IHAM's registration as a registered investment adviser, on March 30, 2012, we received exemptive relief from the SEC allowing us to, subject to certain conditions, own directly or indirectly up to 100% of IHAM's outstanding equity interests and make additional investments in IHAM. From time to time, IHAM or certain IHAM Vehicles may purchase investments from us or sell investments to us, in each case for a price equal to the fair market value of such investments determined at the time of such transactions. See Note 4 to our consolidated financial statements for the three months ended March 31, 2016 and for the year ended December 31, 2015 for more information about IHAM.

Industry Composition

              We generally seek to invest in companies in the industries in which Ares' investment professionals have direct expertise. The following is a representative list of the industries in which we have invested:

  •
  Aerospace and Defense

  •
  Automotive Services

  •
  Business Services

  •
  Consumer Products

  •
  Containers and Packaging

  •
  Education

  •
  Environmental Services

  •
  Financial Services

  •
  Food and Beverage

  •
  Healthcare Services

  •
  Investment Funds and Vehicles

  •
  Manufacturing

  •
  Oil and Gas

  •
  Other Services

  •
  Power Generation

  •
  Restaurant and Food Services

  •
  Retail

  •
  Telecommunications

              However, we may invest in other industries if we are presented with attractive opportunities.

              The industrial and geographic compositions of the Company's portfolio at fair value as of March 31, 2016 and December 31, 2015 were as follows:

	As of
Industry	March 31, 2016	December 31, 2015
Investment Funds and Vehicles(1)	21.2%	21.2%
Healthcare Services	14.7	14.6
Other Services	9.2	9.0
Consumer Products	7.7	7.7
Power Generation	6.6	6.3
Business Services	6.2	5.3
Manufacturing	5.8	6.0
Financial Services	4.3	4.6
Education	3.8	4.6
Restaurants and Food Services	3.6	3.5
Oil and Gas	3.0	2.9
Containers and Packaging	2.8	2.8
Food and Beverage	2.4	2.5
Automotive Services	2.4	2.3
Commercial Real Estate Finance	1.1	1.1
Other	5.2	5.6

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SSLP, which had made first lien senior secured loans to 38 and 41 different borrowers as of March 31, 2016 and December 31, 2015, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

	As of
Geographic Region	March 31, 2016	December 31, 2015
West(1)	38.1%	37.9%
Midwest	24.0	23.8
Southeast	20.5	20.3
Mid Atlantic	13.1	13.7
Northeast	2.4	2.3
International	1.9	2.0

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SSLP, which represented 20.8% and 20.8% of the total investment portfolio at fair value as of March 31, 2016 and December 31, 2015, respectively.

              As of March 31, 2016, 1.3% of total investments at amortized cost (or 0.6% of total investments at fair value) were on non-accrual status. As of December 31, 2015, 2.6% of total investments at amortized cost (or 1.7% of total investments at fair value) were on non-accrual status.

              Since our IPO on October 8, 2004 through March 31, 2016, our exited investments resulted in an aggregate cash flow realized internal rate of return to us of approximately 13% (based on original cash invested, net of syndications, of approximately $12.5 billion and total proceeds from such exited investments of approximately $15.3 billion). Approximately 69% of these exited investments resulted in an aggregate cash flow realized internal rate of return to us of 10% or greater.

              The aggregate cash flow realized internal rate of return, original cash invested, net of syndications, and total proceeds, in each case from exited investments, are listed below from our initial public offering on October 8, 2004 through the end of each period shown below.

	Exited Investments IPO through
(dollar amounts in millions)	March 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004
Realized internal rate of return(1)	13%	13%	13%	13%	13%	14%	15%	14%	19%	21%	26%	41%	17%
Original cash invested, net of syndications	$12,457	$12,170	$9,883	$7,717	$6,817	$4,638	$2,696	$1,220	$923	$684	$424	$119	$28
Total proceeds	$15,273	$14,903	$12,121	$9,445	$8,264	$5,627	$3,256	$1,405	$1,104	$818	$511	$140	$32

(1)
Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of a debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized.

              Additionally, since our IPO on October 8, 2004 through March 31, 2016, our realized gains have exceeded our realized losses by approximately $506 million (excluding a one-time gain on the acquisition of Allied Capital and realized gains/losses from the extinguishment of debt and other assets). For this same time period, our average annualized net realized gain rate was approximately 1.1% (excluding a one-time gain on the acquisition of Allied Capital and realized gains/losses from the extinguishment of debt and other assets). Net realized gain/loss rates for a particular period are the amount of net realized gains/losses during such period divided by the average quarterly investments at amortized cost in such period.

              Information included herein regarding internal rates of return, realized gains and losses and annualized net realized gain rates are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

INVESTMENT SELECTION

              Ares' investment philosophy was developed over 15 years ago and has remained consistent and relevant throughout a number of economic cycles. We are managed using a similar investment philosophy used by the investment professionals of Ares in respect of its other investment funds.

              This investment philosophy involves, among other things:

  •
  an assessment of the overall macroeconomic environment and financial markets and how such assessment may impact industry and asset selection;

  •
  company-specific research and analysis; and

  •
  with respect to each individual company, an emphasis on capital preservation, low volatility and minimization of downside risk.

              The foundation of Ares' investment philosophy is intensive credit investment analysis, a portfolio management discipline based on both market technicals and fundamental value-oriented research, and diversification strategy. We follow a rigorous investment process based on:

  •
  a comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer's business;

  •
  an evaluation of management and its economic incentives;

  •
  an analysis of business strategy and industry trends; and

  •
  an in-depth examination of capital structure, financial results and projections.

              We seek to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the investment across the industry as well as for the specific company.

Intensive Due Diligence

              The process through which an investment decision is made involves extensive research into the target company, its industry, its growth prospects and its ability to withstand adverse conditions. If the senior investment professional responsible for the potential transaction determines that an investment opportunity should be pursued, we will engage in an intensive due diligence process. Approximately 30-40% of the investments initially reviewed by us proceed to this phase. Though each transaction will involve a somewhat different approach, the regular due diligence steps generally undertaken include:

  •
  meeting with the target company's management team to get a detailed review of the business, and to probe for potential weaknesses in business prospects;

  •
  checking management's backgrounds and references;

  •
  performing a detailed review of historical financial performance, including performance through various economic cycles, and the quality of earnings;

  •
  reviewing both short and long term projections of the business, and sensitizing them for both upside and downside risk;

  •
  visiting headquarters and company operations and meeting with top and middle-level executives;

  •
  contacting customers and vendors to assess both business prospects and standard practices;

  •
  conducting a competitive analysis, and comparing the issuer to its main competitors on an operating, financial, market share and valuation basis;

  •
  researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives (including available Wall Street research, industry association literature and general news);

  •
  assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth; and

  •
  investigating legal risks and financial and accounting systems.

Selective Investment Process

              After an investment has been identified and preliminary diligence has been completed, a credit research and analysis report is prepared. This report is reviewed by the senior investment professional in charge of the potential investment. If such senior and other investment professionals are in favor of the potential investment, then it is first presented to an underwriting committee, which is comprised of certain senior members of the Ares Credit Group.

              After the investment is approved by the underwriting committee, a more extensive due diligence process is employed by the transaction team. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys, independent accountants, and other third party consultants and research firms prior to the closing of the investment, as appropriate on a case-by-case basis. Approximately 7-10% of all investments initially reviewed by us will be presented to the investment committee. Approval of an investment for funding requires the approval of the majority of the investment committee of our investment adviser, although unanimous consent is sought.

Issuance of Formal Commitment

              Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and/or sponsor of that company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure of the investment. Approximately 5-7% of the investments initially reviewed by us eventually result in the issuance of formal commitments and the closing of such transactions.

Debt Investments

              We invest in portfolio companies primarily in the form of first lien senior secured loans (including unitranche loans), second lien senior secured loans and mezzanine debt. The first and second lien senior secured loans generally have terms of three to 10 years. In connection with our first and second lien senior secured loans we generally receive security interests in certain assets of our portfolio companies that could serve as collateral in support of the repayment of such loans. First and second lien senior secured loans generally have floating interest rates, which may have LIBOR floors, and also may provide for some amortization of principal and excess cash flow payments, with the remaining principal balance due at maturity.

              We structure our mezzanine investments primarily as unsecured subordinated loans that provide for relatively higher fixed interest rates. The mezzanine debt investments generally have terms of up to 10 years. These loans typically have interest-only payments, with amortization of principal, if any, deferred to the later years of the mezzanine investment. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt or defer payments of interest (or at least cash interest) for the first few years after our investment. Also, in some cases our mezzanine debt will be secured by a subordinated lien on some or all of the assets of the borrower.

              In some cases, our debt investments may provide for a portion of the interest payable to be PIK interest. To the extent interest is PIK, it will be payable through the increase of the principal amount of the loan by the amount of interest due on the then-outstanding aggregate principal amount of such loan.

              In the case of our first and second lien senior secured loans and mezzanine debt, we tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek, where appropriate, to limit the downside potential of our investments by:

  •
  targeting a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

  •
  incorporating "put" rights, call protection and LIBOR floors for floating rate loans, into the investment structure; and

  •
  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

              We generally require financial covenants and terms that require an issuer to reduce leverage, thereby enhancing credit quality. These methods include: (a) maintenance leverage covenants requiring a decreasing ratio of indebtedness to cash flow over time, (b) maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures and

(c) indebtedness incurrence prohibitions, limiting a company's ability to take on additional indebtedness. In addition, by including limitations on asset sales and capital expenditures we may be able to prevent a borrower from changing the nature of its business or capitalization without our consent.

              Our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt investments may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

Equity Investments

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

ACQUISITION OPPORTUNITIES

              We believe the recent volatility in the credit markets has increased the likelihood of further consolidation in our industry. To that end, we are evaluating (and expect to continue to evaluate in the future) a number of potential strategic opportunities, including acquisitions of:

  •
  asset portfolios;

  •
  other private and public finance companies, business development companies and asset managers; and

  •
  selected secondary market assets.

              In this regard, on May 23, 2016 we entered into a definitive agreement to acquire American Capital in a cash and stock transaction. See "Pending American Capital Acquisition" for more information.

              We have been in, and from time to time may engage in, discussions with counterparties in respect of various potential strategic acquisition and investment transactions, including potential acquisitions of other finance companies, business development companies and asset managers. Some of these transactions could be material to our business and, if consummated, could be difficult to integrate, result in increased leverage or dilution and/or subject us to unexpected liabilities. However, other than in connection with the American Capital Acquisition, none of these discussions has progressed to the point at which the consummation of any such transaction could be deemed to be probable or reasonably certain as of the date of this prospectus. Consummation of any such transaction would be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors, any required third party consents and, in certain cases, the approval of our stockholders. We cannot predict how quickly the terms of any such transaction could be finalized, if at all. Accordingly, there can be no assurance that such transaction would be consummated. In connection with evaluating potential strategic acquisition and investment transactions, we have, and may in the future, incur significant expenses for the evaluation and due diligence investigation of these potential transactions.

ON-GOING RELATIONSHIPS WITH AND MONITORING OF PORTFOLIO COMPANIES

              We closely monitor each investment we make, maintain a regular dialogue with both the management team and other stakeholders and seek specifically tailored financial reporting. In addition, senior investment professionals may take board seats or obtain board observation rights in connection with our portfolio companies. As of March 31, 2016, of our 220 portfolio companies, we were entitled to board seats or board observation rights on 37% of these companies and these companies represented approximately 63% of our portfolio at fair value.

              We seek to exert significant influence post-investment, in addition to covenants and other contractual rights and through board participation, when appropriate, by actively working with management on strategic initiatives. We often introduce managers of companies in which we have invested to other portfolio companies to capitalize on complementary business activities and best practices.

              Our investment adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. The grade of a portfolio investment may be reduced or increased over time.

              As of March 31, 2016, the weighted average grade of our portfolio at fair value was 3.0. For more information, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity."

MANAGERIAL ASSISTANCE

              As a BDC, we must offer, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Ares Operations may provide all or a portion of this assistance pursuant to our administration agreement, the costs of which will be reimbursed by us. We may receive fees for these services.

COMPETITION

              Our primary competitors include public and private funds, commercial and investment banks, commercial finance companies, other BDCs and private equity funds, each of which we compete with for financing opportunities. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider more investments and establish more relationships than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Relating to Our Business—We operate in a highly competitive market for investment opportunities".

              We believe that the relationships of the members of our investment adviser's investment committee and of the partners of Ares enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. We believe that Ares' professionals' deep and long-standing direct sponsor relationships and the resulting proprietary transaction opportunities that these relationships often present, provide valuable insight and access to transactions and information. We use the industry information of Ares' investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies.

STAFFING

              We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or affiliates of our investment adviser, Ares Capital Management, and our administrator, Ares Operations, each of which is a subsidiary of Ares Management, pursuant to the terms of our investment advisory and management agreement and our administration agreement, respectively, each as described below. Each of our executive officers is an employee or affiliate of our investment adviser or our administrator. Our day-to-day investment activities are managed by our investment adviser. Most of the services necessary for the origination of our investment portfolio are provided by investment professionals employed by Ares Capital Management. Ares Capital Management had approximately 90 U.S.-based investment professionals as of March 31, 2016 who focus on origination, transaction development, investment and the ongoing monitoring of our investments. See "Management—Investment Advisory and Management Agreement" below. We reimburse both our investment adviser and our administrator for a certain portion of expenses incurred in connection with such staffing, as described in more detail below. Because we have no employees, Ares Capital does not have a formal employee relations policy.

PROPERTIES

              We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 245 Park Avenue, 44th Floor, New York, New York 10167. We are party to office leases pursuant to which we are leasing office facilities from third parties. For certain of these office leases, we have also entered into separate subleases with Ares Management LLC and IHAM, pursuant to which Ares Management LLC, the sole member of Ares Capital Management, and IHAM sublease a portion of these leases. Ares Management LLC has also entered into separate subleases with us, pursuant to which we sublease certain office spaces from Ares Management LLC.

LEGAL PROCEEDINGS

              We are party to certain lawsuits in the normal course of business. In addition, Allied Capital was involved in various legal proceedings that we assumed in connection with the Allied Acquisition. Furthermore, third parties may try to seek to impose liability on us in connection with our activities or the activities of our portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, we do not expect that these legal proceedings will materially affect our business, financial condition or results of operations.

              On May 20, 2013, we were named as one of several defendants in an action (the "Action") filed in the United States District Court for the Eastern District of Pennsylvania (the "Pennsylvania Court") by the bankruptcy trustee of DSI Renal Holdings LLC and two related companies. On March 17, 2014, the Action was transferred to the United States District Court for the District of Delaware (the "Delaware Court") pursuant to a motion filed by the defendants and granted by the Pennsylvania Court. On May 6, 2014, the Delaware Court referred the Action to the United States Bankruptcy Court for the District of Delaware. The complaint in the Action alleges, among other things, that each of the named defendants participated in a purported "fraudulent transfer" involving the restructuring of a subsidiary of DSI Renal Holdings LLC. Among other things, the complaint seeks, jointly and severally from all defendants, (1) damages of approximately $425 million, of which the complaint states our individual share is approximately $117 million, and (2) punitive damages. We are currently unable to assess with any certainty whether we may have any exposure in the Action. We believe the plaintiff's claims are without merit and intend to vigorously defend ourselves in the Action.

 PENDING AMERICAN CAPITAL ACQUISITION

              On May 23, 2016, we entered into a definitive agreement to acquire American Capital in a cash and stock transaction valued at approximately $3.43 billion, or $14.95 per fully diluted share of American Capital Common Stock. American Capital is an internally managed closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the Investment Company Act.

              Upon consummation of the American Capital Acquisition, each share of American Capital Common Stock issued and outstanding immediately prior to the effective time of the American Capital Acquisition will be converted into the right to receive, in accordance with the Merger Agreement, (i) $6.41 per share in cash from us, (ii) $1.20 per share in cash from our investment adviser, acting solely on its own behalf, (iii) the Exchange Ratio and (iv) (A) if the closing occurs after the record date with respect to our dividend payable with respect to the fourth quarter of 2016, 37.5% of the Exchange Ratio times our dividend for such quarter, plus (B) if the closing occurs after the record date with respect to our dividend payable with respect to the first quarter of 2017, 75% of the Exchange Ratio times our dividend for such quarter, plus (C) if the closing occurs after the record date with respect to our dividend for any subsequent quarter, 100% of the Exchange Ratio times our dividend for such quarter. Based on the number of shares of American Capital Common Stock outstanding on the date of the Merger Agreement, this would result in approximately 110.8 million of our shares being exchanged for approximately 229.3 million outstanding shares of American Capital Common Stock, subject to adjustment in certain limited circumstances. Following consummation of the American Capital Acquisition, the directors of our board of directors will continue as directors of the Company.

              In connection with the American Capital Acquisition, American Capital Asset Management, LLC, a wholly owned subsidiary of American Capital, will merge with and into IHAM, with IHAM as the surviving entity.

              Separately, after the consummation of the transactions contemplated by a definitive agreement entered into by American Capital and American Capital Asset Management, LLC to sell American Capital Mortgage Management, LLC ("ACMM"), a wholly owned subsidiary of American Capital Asset Management, LLC, to American Capital Agency Corp. (the "Mortgage Manager Sale"), and upon consummation of the American Capital Acquisition, each share of American Capital Common Stock will also be entitled to receive $2.45 per share in cash, which amount represents the per share cash consideration to be paid to American Capital pursuant to the Mortgage Manager Sale, minus the per share cost of an insurance premium to be purchased by American Capital to cover potential liability under a transition services agreement to be entered into in connection with the Mortgage Manager Sale.

              The Merger Agreement contains (a) customary representations and warranties of American Capital and the Company, including representations and warranties relating to, among others: corporate organization, capitalization, corporate authority and absence of conflicts, third party and governmental consents and approvals, reports and regulatory matters, financial statements, compliance with law and legal proceedings, absence of certain changes, taxes, employee matters, intellectual property, insurance and certain contracts, (b) limited representations and warranties from IHAM and American Capital Asset Management, LLC ("ACAM"), including representations and warranties relating to, among others: corporate organization, capitalization, corporate authority and absence of conflicts, (c) limited representations and warranties from our investment adviser, including representations and warranties relating to, among others: corporate organization, capitalization, corporate authority, absence of conflicts and regulatory matters, (d) covenants of American Capital and the Company to conduct our respective businesses in the ordinary course until the American Capital Acquisition is completed and (e) covenants of American Capital and the Company not to take certain actions during this interim period. The consummation of the American Capital Acquisition is also conditioned on the successful completion of the Mortgage Manager Sale.

              Among other things, American Capital and we have agreed to, and will cause our respective affiliates, consolidated subsidiaries, and each of their respective officers, directors, managers, employees and other advisors, representatives and agents to, immediately cease and cause to be terminated all discussions and negotiations with respect to a "Competing Proposal" (as defined in the Merger Agreement) from a third party and not to directly or indirectly solicit or take any other action (including providing information) with the intent to solicit any inquiry, discussion, proposal or offer with respect to a Competing Proposal.

              However, if either American Capital or the Company receives a Competing Proposal from a third party, and the board of directors of American Capital or the Company, as applicable, determines in good faith after consultation with its outside legal counsel and independent financial advisers that (i) failure to consider such proposal would reasonably be expected to be inconsistent with the fiduciary duties of the directors under applicable law and (ii) the Competing Proposal constitutes or is reasonably expected to result in a "Superior Proposal" (as defined in the Merger Agreement), then the party receiving such proposal may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied. American Capital or the Company may terminate the Merger Agreement and enter into an agreement with a third party who makes a Superior Proposal, subject to certain procedural requirements and the payment of a $140 million termination fee.

              The representations and warranties of each party set forth in the Merger Agreement (a) have been qualified by confidential disclosures made to the other party in connection with the Merger Agreement, (b) will not survive consummation of the American Capital Acquisition and cannot be the basis for any claims under the Merger Agreement by the other party after the American Capital Acquisition is consummated, (c) are qualified in certain circumstances by a materiality standard which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (e) may have been included in the Merger Agreement for the purpose of allocating risk between American Capital and the Company rather than establishing matters as facts.

              While there can be no assurances as to the exact timing, or that the American Capital Acquisition will be completed at all, we expect to complete the American Capital Acquisition as early as the fourth quarter of 2016. The consummation of the American Capital Acquisition is subject to certain conditions, including, among others, American Capital stockholder approval, our stockholder approval, required regulatory approvals (including expiration of the waiting period under the HSR Act), receipt of certain third party consents, including consents from regulatory authorities in the United Kingdom and Guernsey and consents from investment funds and products representing 75% of the assets under management from such investment funds and products as of March 31, 2016, consummation of the Mortgage Manager Sale and other customary closing conditions.

              The Merger Agreement also contains certain termination rights for us and American Capital and provides that, in connection with the termination of the Merger Agreement under specified circumstances (including as more specifically described above), American Capital or the Company may be required to pay the other party a termination fee of $140 million.

              We cannot assure you that the American Capital Acquisition will be consummated as scheduled, or at all. See "Risk Factors—Risks Relating to Our Business—We may fail to consummate the American Capital Acquisition" for a description of the risks associated with a failure to consummate the American Capital Acquisition and "Risk Factors—Risks Relating to the American Capital Acquisition" for a description of the risks that the combined company may face if the American Capital Acquisition is consummated.

              Additionally, on May 23, 2016, we entered into an agreement with our investment adviser (the "Transaction Support Agreement") in connection with the American Capital Acquisition. Under the terms of the Transaction Support Agreement, our investment adviser will (i) provide $275 million of cash consideration, or $1.20 per share of American Capital Common Stock, payable to American Capital stockholders in accordance with the terms and conditions set forth in the Merger Agreement at closing and (ii) waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the American Capital Acquisition, the lesser of (x) $10 million of income based fees and (y) the amount of income based fees for such quarter, to the extent earned and payable by us in such quarter pursuant to and as calculated under our investment advisory and management agreement. The financial support contemplated by the Transaction Support Agreement is conditioned upon completion of the American Capital Acquisition, which is subject to the closing conditions described above.

 PORTFOLIO COMPANIES

              The following table describes each of the businesses included in our portfolio and reflects data as of March 31, 2016. Percentages shown for class of investment securities held by us represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own assuming we exercise our warrants or options before dilution.

              We have indicated by footnote portfolio companies (a) where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be "controlled" by us under the Investment Company Act and (b) where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company's board of directors and, therefore, are deemed to be an "affiliated person" under the Investment Company Act. We directly or indirectly own less than 5% of the outstanding voting securities of all other portfolio companies (or have no other affiliations with such portfolio companies) listed on the table. We offer to make significant managerial assistance to certain of our portfolio companies. Where we do not hold a seat on the portfolio company's board of directors, we may receive rights to observe such board meetings.

              Where we have indicated by footnote the amount of undrawn commitments to portfolio companies to fund various revolving and delayed draw senior secured and subordinated loans, such undrawn commitments are presented net of (i) standby letters of credit treated as drawn commitments because they are issued and outstanding, (ii) commitments substantially at the Company's discretion and (iii) commitments that are unavailable due to borrowing base or other covenant restrictions.

ARES CAPITAL AND SUBSIDIARIES
PORTFOLIO COMPANIES
As of March 31, 2016
(dollar amounts in thousands)

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
10th Street, LLC and	Real estate holding company	First lien senior secured loan	12.00% Cash, 1.00% PIK	11/2/2019		$25,384
New 10th Street, LLC(4)		Senior subordinated loan	12.00% Cash, 1.00% PIK	11/2/2019		$27,303
5 North 11th Street		Member interest			10.00%	$44,502
Brooklyn, NY 11211		Option			40.10%	$25

2329497 Ontario Inc.	Outsourced data center	Second lien senior secured	10.50% (Libor + 9.25%/Q)	6/30/2019		$27,738
77 King Street West, Suite 4400	infrastructure and	loan
PO Box 235	related services provider
Toronto, ON M5K 1J3
Canada

Absolute Dental Management LLC and ADM	Dental services provider	First lien senior secured loan	9.27% (Libor + 8.27%/Q)	1/5/2022		$23,750
Equity, LLC		Class A preferred units			9.30%	$4,000
526 South Tonopah Dr. Suite #200		Class A common units			9.30%	$—
Las Vegas, NV 89106

Adaptive Mobile Security Limited	Developer of security	First lien senior secured loan	10.00% (Libor + 9.00%/Q)	7/1/2018		$3,099
Ferry House	software for mobile	First lien senior secured loan	10.00% (Libor + 9.00%/Q)	10/1/2018		$792
48-52 Lower Mount Street	communications networks
Dublin 2, Ireland

ADF Capital, Inc., ADF Restaurant	Restaurant owner and	First lien senior secured loan	9.25% (Libor + 8.25%/Q)	12/18/2018		$36,340
Group, LLC, and ARG Restaurant	operator	Promissory note		12/18/2023		$8,390
Holdings, Inc.		Warrant			95.00%	$—	(2)
165 Passaic Avenue
Fairfield, NJ 07004

AEP Holdings, Inc.	Distributor of	First lien senior secured loan	7.25% (Libor + 6.25%/Q)	8/31/2021		$44,439
and Arrowhead Holdco Company	non-discretionary,	First lien senior secured loan	8.75%(Base Rate + 5.25%/Q)	8/31/2021		$772
3787 95th Ave. N.E.	mission-critical aftermarket	First lien senior secured loan	8.25% (Libor + 7.25%/Q)	8/31/2021		$10,000
Blaine, MN 55014	replacement parts	Common stock			1.13%	$2,677

Aimbridge Hospitality, LLC	Hotel operator	First lien senior secured loan	—	10/8/2018		$—	(5)
5851 Legacy Circle, Suite 400		First lien senior secured loan	8.25% (Libor + 7.00%/Q)	10/8/2018		$2,885
Plano, TX 75024		First lien senior secured loan	8.25% (Libor + 7.00%/Q)	10/8/2018		$18,305

Alegeus Technologies Holdings Corp.	Benefits administration and	Preferred stock			0.79%	$1,782
1601 Trapelo Road	transaction processing	Common stock			0.00%	$—
South Building, 2nd Floor	provider
Waltham, MA 02451

AllBridge Financial, LLC(4)	Asset management services	Equity interests			100.00%	$534
13760 Noel Road, Suite 1100
Dallas, TX 75240

Alphabet Energy, Inc.	Technology developer to	First lien senior secured loan	12.50% (Libor + 11.50%/M)	8/1/2017		$3,549
26225 Eden Landing Road, Suite D	convert waste-heat into	Series B preferred stock			2.01%	$127
Hayward, CA 94545	electricity	Warrant			1.61%	$101	(2)

American Academy Holdings, LLC	Provider of education,	First lien senior secured loan	7.00% (Libor + 6.00%/Q)	6/27/2019		$60,849
2480 South 3850 West, Suite B	training, certification,	First lien senior secured loan	4.00% (Libor + 3.00%/Q)	6/27/2019		$2,801
Salt Lake City, UT 84120	networking, and consulting
	services to medical coders
	and other healthcare
	professionals

American Broadband Communications, LLC,	Broadband communication	Warrant			20.76%	$7,204	(2)
American Broadband Holding Company, and	services	Warrant			20.00%	$6,927	(2)
Cameron Holdings of NC, Inc.
401 N. Tryon Street, 10th Floor
Charlotte, NC 28202

American Residential Services L.L.C.	Heating, ventilation and	Second lien senior secured	8.50% (Libor + 7.50%/Q)	12/31/2021		$50,000
965 Ridge Lake Blvd.	air conditioning services	loan
Memphis, TN 38120	provider

American Seafoods Group LLC	Harvester and processor	First lien senior secured	7.50%(Base Rate + 4.00%/Q)	8/19/2021		$998	(6)
and American Seafoods Partners LLC	of seafood	revolving loan
2025 First Avenue, Suite 900		First lien senior secured loan	6.00% (Libor + 5.00%/Q)	8/19/2021		$19,062
Seattle, WA 98121		Second lien senior secured loan	10.00% (Libor + 9.00%/Q)	2/19/2022		$53,350
		Class A units			0.24%	$86
		Warrant			3.36%	$8,163	(2)

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
Argon Medical Devices, Inc.	Manufacturer and marketer	Second lien senior secured	10.50% (Libor + 9.50%/Q)	6/23/2022		$9,000
5151 Headquarters Drive, Suite 210	of single-use	loan
Plano, TX 75024	specialty medical devices

Athletic Club Holdings, Inc.	Premier health club operator	First lien senior secured loan	—	10/31/2020		$—	(7)
5201 East Tudor Road		First lien senior secured loan	9.50% (Libor + 8.50%/Q)	10/31/2020		$41,000
Anchorage, AL 99507

AwarePoint Corporation	Healthcare technology	First lien senior secured loan	9.50%	6/1/2018		$9,474
600 W. Broadway, Suite 250	platform developer	Warrant			8.83%	$609	(2)
San Diego, CA 92101

Batanga, Inc.	Independent digital	First lien senior secured loan	12.00% (Libor + 11.00%/M)	12/31/2016		$9,975
2121 Ponce de Leon Blvd., Suite 800	media company
Coral Gables, FL 33134

Benihana, Inc.	Restaurant owner and	First lien senior secured	8.25%(Base Rate + 4.75%/Q)	7/17/2018		$460	(8)
8685 Northwest 53rd Terrace	operator	revolving loan
Miami, FL 33166		First lien senior secured loan	7.25% (Libor + 6.00%/Q)	1/17/2019		$4,573

Bicent (California) Holdings LLC	Gas turbine power	Senior subordinated loan	8.25% (Libor + 7.25%/Q)	2/6/2021		$49,507
c/o Beowolf Energy LLC	generation facilities
100 N. West Street	operator
Easton, MD 21601

Brandtone Holdings Limited	Mobile communications	First lien senior secured loan	9.50% (Libor + 8.50%/M)	11/1/2018		$5,340
51-54 Pearse Street	and marketing services	First lien senior secured loan	9.50% (Libor + 8.50%/M)	1/1/2019		$3,296
Dublin 2, Ireland	provider	Warrant			1.99%	$1	(2)

Brush Power, LLC	Gas turbine power	First lien senior secured loan	6.25% (Libor + 5.25%/Q)	8/1/2020		$56,699
1150 West Century Ave.	generation facilities	First lien senior secured loan	7.75%(Base Rate + 4.25%/Q)	8/1/2020		$157
Bismarck ND, 58503	operator

Cadence Aerospace, LLC	Aerospace precision	First lien senior secured loan	6.50% (Libor + 5.25%/Q)	5/9/2018		$4,074
2600 94th Street SW, Suite 150	components manufacturer	Second lien senior secured	10.50% (Libor + 9.25%/Q)	5/9/2019		$77,267
Everett, WA 98204		loan

Callidus Capital Corporation(4)	Asset management services	Common stock			100.00%	$1,662
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

CallMiner, Inc.	Provider of cloud-based	First lien senior secured loan	10.00%	5/1/2018		$3,152
200 West Street	conversational analytics	First lien senior secured loan	10.00%	9/1/2018		$1,758
Waltham, MA 02452	solutions	Warrant			1.83%	$—	(2)

Cambrios Technologies Corporation	Manufacturer of	Warrant			4.88%	$—	(2)
930 East Arques Ave.	nanotechnology-based
Sunnyvale, CA 94085	solutions for electronic
	devices and computers

Campus Management Corp.	Education software developer	Preferred stock			16.75%	$10,730
and Campus Management
Acquisition Corp.(3)
350 Park Avenue, 23rd Floor
New York, NY 10022

Castle Management Borrower LLC	Hotel operator	First lien senior secured loan	5.50% (Libor + 4.50%/Q)	9/18/2020		$5,925
545 East John Carpenter Freeway, Suite 1400		Second lien senior secured	11.00% (Libor + 10.00%/Q)	3/18/2021		$10,000
Irving, TX 75062		loan
		Second lien senior secured loan	11.00% (Libor + 10.00%/Q)	3/18/2021		$55,000

CCS Intermediate Holdings, LLC	Correctional facility	First lien senior secured	5.00% (Libor + 4.00%/Q)	7/23/2019		$3,487	(9)
and CCS Group Holdings, LLC	healthcare operator	revolving loan
3343 Perimeter Hill Drive, Suite 300		First lien senior secured	6.50%(Base Rate + 3.00%/Q)	7/23/2019		$1,395	(9)
Nashville, TN 37211		revolving loan
		First lien senior secured loan	5.00% (Libor + 4.00%/Q)	7/23/2021		$6,170
		Second lien senior secured loan	9.38% (Libor + 8.38%/Q)	7/23/2022		$121,500
		Class A units			1.24%	$661

CEI Kings Mountain Investor, LP	Gas turbine power	Senior subordinated loan	11.00% PIK	3/11/2017		$30,024
8800 N. Gainey Drive, Suite 250	generation facilities
Scottsdale, AZ 85258	operator

CFW Co-Invest, L.P.,	Health club franchisor	Limited partnership interest			12.24%	$6,585
NCP Curves, L.P. and		Limited partnership interest			12.25%	$—
Curves International Holdings, Inc.		Common stock			7.41%	$—
100 Ritchie Road
Waco, TX 76712

CH Hold Corp.	Collision repair company	First lien senior secured	6.25% (Libor + 5.25%/Q)	11/20/2019		$1,185	(10)
401 E. Corporate Drive, Suite 150		revolving loan
Lewisville, TX 75057

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
ChargePoint, Inc.	Developer and operator	First lien senior secured loan	9.75% (Libor + 8.75%/M)	7/1/2019		$10,000
1692 Dell Avenue	of electric vehicle	First lien senior secured loan	9.75% (Libor + 8.75%/M)	1/1/2019		$10,000
Campbell, CA 95008	charging stations	Warrant			2.12%	$327	(2)

Chariot Acquisition, LLC	Manufacturer, distributor and	First lien senior secured	—	9/30/2021		$—	(11)
3510 Port Jacksonville Pkwy	designer of aftermarket	revolving loan
Jacksonville, Florida 32226	golf cart parts and accessories	First lien senior secured loan	7.25% (Libor + 6.25%/Q)	9/30/2021		$55,711

Charter NEX US Holdings, Inc.	Producer of high-performance	Second lien senior secured	9.25% (Libor + 8.25%/Q)	2/6/2023		$15,680
1264 E High St.	specialty films used	loan
Milton, WI 53563	in flexible packaging

CIBT Holdings, Inc.	Expedited travel document	First lien senior secured loan	—	12/15/2018		$—	(12)
and CIBT Investment Holdings, LLC	processing services	Class A shares			1.97%	$4,759
111 Huntington Ave., 30th Floor
Boston, MA 02199

Ciena Capital LLC(4)	Real estate and	First lien senior secured	6.00%	12/31/2016		$14,000	(13)
1633 Broadway, 39th Floor	small business loan	revolving loan
New York, NY 10019	servicer	First lien senior secured loan	12.00%	12/31/2016		$500
		First lien senior secured loan	12.00%	12/31/2016		$5,000
		First lien senior secured loan	12.00%	12/31/2016		$2,500
		Equity interests			100.00%	$17,784

CMW Parent LLC	Multiplatform media firm	Series A units			0.00%	$—
(fka Black Arrow, Inc.)
65 North San Pedro
San Jose, CA 95110

Command Alkon, Incorporated	Software solutions	Second lien senior secured	9.25% (Libor + 8.25%/Q)	8/8/2020		$10,000
and CA Note Issuer, LLC	provider to the ready-mix	loan
1800 International Park Dr., Suite 400	concrete industry	Second lien senior secured	9.25% (Libor + 8.25%/Q)	8/8/2020		$11,500
Birmingham, AL 35243		loan
		Second lien senior secured loan	9.25% (Libor + 8.25%/Q)	8/8/2020		$26,500
		Senior subordinated loan	14.00% PIK	8/8/2021		$21,028

Commercial Credit Group, Inc.	Commercial equipment	Senior subordinated loan	12.75%	5/10/2018		$28,000
121 West Trade Street, Suite 2100	finance and leasing company
Charlotte, NC 28202

Community Education Centers, Inc.	Offender re-entry and	First lien senior secured loan	6.25% (Libor + 5.25%/Q)	12/13/2017		$13,612
and CEC Parent Holdings LLC(4)	in-prison treatment services	First lien senior secured loan	7.75%(Base Rate + 4.25%/Q)	12/13/2017		$673
35 Fairfield Place	provider	Second lien senior secured	15.62% (Libor + 15.00%/Q)	6/13/2018		$21,895
West Caldwell, NJ 07006		loan
		Class A senior preferred units			0.90%	$10,150
		Class A junior preferred units			30.77%	$16,310
		Class A common units			30.77%	$—

Competitor Group, Inc.,	Endurance sports media and	First lien senior secured	5.00% (Libor + 3.75%/Q)	11/30/2018		$4,476	(14)
Calera XVI, LLC and	event operator	revolving loan
Champion Parent Corporation		First lien senior secured loan	5.00% (Libor + 3.75%/Q)	11/30/2018		$38,063
9401 Waples Street, Suite 150		Preferred shares			50.00%	$508
San Diego, CA 92121		Membership units			7.88%	$—
		Common shares			32.96%	$—

Component Hardware Group, Inc.	Manufacturer of	First lien senior secured	5.50% (Libor + 4.50%/Q)	7/1/2019		$2,196	(15)
1890 Swarthmore Avenue	commercial equipment	revolving loan
Lakewood, NJ 08701		First lien senior secured loan	5.50% (Libor + 4.50%/Q)	7/1/2019		$7,881

Compuware Parent, LLC	Web and mobile cloud	Class A-1 common stock			0.41%	$1,834
777 Mariners Island Blvd.	performance testing and	Class B-1 common stock			0.41%	$367
San Mateo, CA 94404	monitoring services provider	Class C-1 common stock			0.41%	$245
		Class A-2 common stock			0.41%	$—
		Class B-2 common stock			0.41%	$—
		Class C-2 common stock			0.41%	$—

Correctional Medical	Correctional facility	First lien senior secured loan	—	9/29/2021		$—	(16)
Group Companies, Inc.	healthcare operator	First lien senior secured loan	9.59% (Libor + 8.59%/Q)	9/29/2021		$3,088
2511 Garden Road, Suite A160		First lien senior secured loan	9.59% (Libor + 8.59%/Q)	9/29/2021		$48,800
Monterey, CA 93940

Covestia Capital Partners, LP	Investment partnership	Limited partnership interest			47.00%	$$1,863
11111 Santa Monica Blvd, Suite 1620
Los Angeles, CA 90025

CPV Maryland Holding	Gas turbine power	Senior subordinated loan	10.00%	12/31/2020		$41,570
Company II, LLC	generation facilities operator	Warrant			4.00%	$—	(2)
c/o Competitive Power
Ventures, Inc.
8403 Colesville Road, Suite 915
Silver Spring, MD 20910

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
Crescent Hotels &	Hotel operator	Senior subordinated loan	15.00%	9/8/2011		$3,244
Resorts, LLC and affiliates(4)		Common equity interest			90.00%	$—
2000 Avenue of the Stars,
12th Floor
Los Angeles, CA 90067

Crown Health Care Laundry	Provider of outsourced	First lien senior secured	7.25% (Libor + 6.00%/Q)	3/13/2019		$1,700	(17)
Services, Inc. and	healthcare linen	revolving loan
Crown Laundry Holdings, LLC(3)	management solutions	First lien senior secured loan	7.25% (Libor + 6.00%/Q)	3/13/2019		$18,323
1501 North Guillemard Street		Class A preferred units			11.76%	$3,112
Pensacola, FL 32501		Class B common units			11.76%	$345

DCA Investment Holding, LLC	Multi-branded dental	First lien senior secured	7.75%(Base Rate + 4.25%/Q)	7/2/2021		$1,572	(18)
6240 Lake Osprey Drive	practice management	revolving loan
Sarasota, FL 34240		First lien senior secured loan	6.25% (Libor + 5.25%/Q)	7/2/2021		$18,660

Dent Wizard International	Automotive reconditioning	Second lien senior secured	10.25% (Libor + 9.25%/Q)	10/7/2020		$50,000
Corporation and DWH Equity	services	loan
Investors, L.P.		Class A common stock			0.44%	$493
4710 Earth City Expressway		Class B common stock			0.37%	$987
Bridgeton, MO 63044

DESRI VI Management Holdings, LLC	Wind power generation	Senior subordinated loan	9.75%	12/24/2021		$25,000
c/o D.E. Shaw & Co., L.P.	facility operator	Non-controlling units			10.00%	$1,652
1166 Avenue of the Americas, 9th Floor
New York, NY 10036

DineInFresh, Inc.	Meal-delivery provider	First lien senior secured loan	9.75% (Libor + 8.75%/M)	7/1/2018		$7,000
22 West 19th Street, 5th Floor		Warrant			1.48%	$4	(2)
New York, NY 10011

Directworks, Inc.	Provider of cloud-based	First lien senior secured loan	10.25% (Libor + 9.25%/M)	4/1/2018		$2,082
and Co-Exprise Holdings, Inc.	software solutions for	Warrant			4.76%	$—	(2)
6021 Wallace Road, Suite 300	direct materials sourcing
Wexford, PA 15090	and supplier management
	for manufacturers

DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan	9.25% (Libor + 8.25%/M)	10/1/2018		$10,500
1975 W. El Camino Real, Suite 101		Warrant			1.60%	$250	(2)
Mountain View, CA 94040

DTI Holdco, Inc.	Provider of legal	First lien senior secured loan	5.75% (Libor + 4.75%/Q)	8/19/2020		$927
and OPE DTI Holdings, Inc.	process outsourcing and	Class A common stock			1.65%	$7,288
Two Ravinia Drive, Suite 850	managed services	Class B common stock			1.65%	$—
Atlanta, GA 30346

Dwyer Acquisition Parent, Inc.	Operator of multiple	Senior subordinated loan	11.00%	2/15/2020		$31,500
and TDG Group Holding Company	franchise concepts primarily	Senior subordinated loan	11.00%	2/15/2020		$52,670
1020 N University Park Drive	related to home	Common stock			1.87%	$4,403
Waco, TX 76707	maintenance or repairs

Eagle Family Foods Group LLC	Manufacturer and	First lien senior secured loan	10.05% (Libor + 9.05%/Q)	12/31/2021		$54,775
1 Strawberry Lane	producer of milk products
Orrville, OH 44667

Earthcolor Group, LLC	Printing management services	Limited liability company			9.30%	$—
249 Pomeroy Road		interests
Parsippany, NJ 07054

Eckler Industries, Inc.	Restoration parts and	First lien senior secured	8.50%(Base Rate + 5.00%/Q)	7/12/2017		$1,880	(19)
5200 S. Washington Ave.	accessories provider	revolving loan
Titusville, FL 32780	for classic automobiles	First lien senior secured loan	7.25% (Libor + 6.00%/Q)	7/12/2017		$6,584
		First lien senior secured loan	7.25% (Libor + 6.00%/Q)	7/12/2017		$24,834
		Series A preferred stock			5.41%	$—
		Common stock			5.41%	$—

EcoMotors, Inc.	Engine developer	First lien senior secured loan	11.00%	3/1/2018		$11,480
17000 Federal Drive, Suite 200		Warrant			2.10%	$286	(2)
Allen Park, MI 48101		Warrant			0.46%	$62	(2)

EN Engineering, L.L.C.	National utility services	First lien senior secured loan	—	6/30/2021		$—	(20)
28100 Torch Parkway, Suite 400	firm providing engineering	First lien senior secured loan	8.50%(Base Rate + 5.00%/Q)	6/30/2021		$2,561
Warrenville, Illinois 60555	and consulting services	First lien senior secured loan	7.00% (Libor + 6.00%/Q)	6/30/2021		$22,311
	to natural gas, electric
	power and other energy
	and industrial end markets

Everspin Technologies, Inc.	Designer and manufacturer	First lien senior secured	7.25%(Base Rate + 3.75%/M)	6/5/2017		$1,485	(21)
1347 N. Alma School Road, Suite 220	of computer memory	revolving loan
Chandler, AZ 85224	solutions	First lien senior secured loan	8.75% (Libor + 7.75%/M)	6/1/2019		$7,920
		Warrant			1.61%	$355	(2)

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
Faction Holdings, Inc.	Wholesaler of cloud-based	First lien senior secured	—	11/30/2017		$—	(22)
and The Faction Group LLC	software applications	revolving loan
(fka PeakColo Holdings, Inc.)	and services	First lien senior secured loan	9.75% (Libor + 8.75%/Q)	12/1/2019		$3,000
303 E. 17th Avenue, Suite 1000		First lien senior secured loan	9.75% (Libor + 8.75%/Q)	5/1/2019		$4,000
Denver, CO 80203		Warrant			1.97%	$62	(2)
		Warrant			2.71%	$85	(2)

Feradyne Outdoors, LLC	Provider of branded	First lien senior secured loan	4.00% (Libor + 3.00%/Q)	3/31/2019		$4,365
and Bowhunter Holdings, LLC	archery and bowhunting	First lien senior secured loan	6.55% (Libor + 5.55%/Q)	3/31/2019		$9,120
110 Beasley Rd.	accessories	First lien senior secured loan	4.00% (Libor + 3.00%/Q)	3/31/2019		$6,508
Cartersville, GA 30120		First lien senior secured loan	6.55% (Libor + 5.55%/Q)	3/31/2019		$48,096
		Common units			3.57%	$3,574

First Insight, Inc.	Software company providing	Warrant			13.17%	$12	(2)
1606 Carmody Court, Suite 106	merchandising and pricing
Sewickley, PA 15143	solutions to companies worldwide

Flow Solutions Holdings, Inc.	Distributor of high	Second lien senior secured	10.00% (Libor + 9.00%/Q)	10/30/2018		$5,700
22908 NE Alder Crest Drive, Suite 100	value fluid handling,	loan
Redmond, WA 98053	filtration and flow	Second lien senior secured	10.00% (Libor + 9.00%/Q)	10/30/2018		$28,025
	control products	loan

Garden Fresh Restaurant Corp.	Restaurant owner and	First lien senior secured	10.50% (Libor + 9.00%/Q)	7/3/2018		$1,100	(23)
15822 Bernardo Center Drive, Suite A	operator	revolving loan
San Diego, CA 92127		First lien senior secured loan	10.50% (Libor + 9.00%/Q)	7/3/2018		$40,141

GCN Storage Solutions, LLC	Energy storage and	First lien senior secured loan	—	12/31/2021		$—	(24)
4151 Burton Drive	power efficiency solutions	First lien senior secured loan	9.75%	12/31/2021		$8,443	(24)
Santa Clara, CA 95054	provider for commercial
	and industrial businesses

Genomatica, Inc.	Developer of a biotechnology	Warrant			2.46%	$6	(2)
Cambridge Discovery Park, 5th Floor	platform for the
100 Acorn Park Drive	production of
Cambridge, MA 02140	chemical products

GF Parent LLC	Producer of low-acid,	Class A preferred units			2.58%	$2,227
4757 Nexus Center Drive	aseptic food and	Class A common units			2.20%	$—
San Diego, CA 92121	beverage products

Global Franchise Group, LLC	Worldwide franchisor	First lien senior secured loan	10.51% (Libor + 9.51%/Q)	12/18/2019		$62,500
and GFG Intermediate Holding, Inc.	of quick service
1346 Oakbrook Drive, Suite 170	restaurants
Norcross, GA 30093

Global Healthcare Exchange, LLC	On-demand supply	Class A common stock			1.03%	$2,991
and GHX Ultimate Parent Corp.	chain automation	Class B common stock			0.93%	$4,735
1315 W Century Drive	solutions provider
Louisville, CO 80027

Gordian Acquisition Corp.	Financial services firm	Common stock			5.00%	$—
950 Third Avenue, 17th Floor
New York, NY 10022

Grant Wind Holdings II, LLC	Wind power generation	Senior subordinated loan	10.00%	7/15/2016		$24,195
615 South DuPont Highway	facility
Dover, DE 19901

Green Energy Partners, Stonewall LLC	Gas turbine power generation	First lien senior secured loan	6.50% (Libor + 5.50%/Q)	11/13/2021		$23,125
and Panda Stonewall	facilities operator	Senior subordinated loan	8.00% Cash, 5.25% PIK	12/31/2021		$17,722
Intermediate Holdings II LLC		Senior subordinated loan	8.00% Cash, 5.25% PIK	12/31/2021		$82,845
12 Paoli Pike Suite 5
Paoli, PA 19301

Greenphire, Inc. and RMCF III CIV XXIX, L.P	Software provider for clinical	First lien senior secured	—	12/19/2018		$—	(25)
640 Freedom Business Center Drive, Suite 201	trial management	revolving loan
King of Prussia, PA 19406		First lien senior secured loan	—	12/19/2018		$—	(26)
		First lien senior secured loan	9.00% (Libor + 8.00%/M)	12/19/2018		$4,000
		Limited partnership interest			99.90%	$999

GS Pretium Holdings, Inc.	Manufacturer and supplier of	Common stock			0.41%	$405
15450 South Outer Forty Drive, Suite 120	high performance plastic
Chesterfield, MO 63017	containers

Harvey Tool Company, LLC and Harvey Tool Holding, LLC	Manufacturer and provider of cutting tools to the	First lien senior secured revolving loan	—	3/28/2019		$—	(27)
428 Newburyport Turnpike	metalworking industry	Senior subordinated loan	11.00%	9/28/2020		$27,925
Rowley, MA 01969		Class A membership units			1.09%	$1,460

HCI Equity, LLC(4)	Investment company	Member interest			100.00%	$127
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of repair and replacement parts for	Second lien senior secured loan	9.50% (Libor + 8.50%/Q)	10/20/2022		$30,696
5130 Executive Boulevard	commercial kitchen	Preferred units			2.50%	$2,706
Fort Wayne, IN 46808	equipment

iControl Networks, Inc. and uControl Acquisition, LLC	Software and services company for the connected	Second lien senior secured loan	9.50% (Libor + 8.50%/Q)	3/1/2019		$20,075
555 Twin Dolphin Drive, Suite 280	home market	Warrant			0.55%	$173	(2)
Redwood City, CA 94065

ICSH, Inc.	Industrial container	First lien senior secured	8.25%(Base Rate + 4.75%/Q)	12/31/2018		$1,000	(28)
1540 Greenwood Avenue	manufacturer, reconditioner	revolving loan
Montebello, CA 90640	and servicer	Second lien senior secured loan	10.00% (Libor + 9.00%/Q)	12/31/2019		$66,000

IfByPhone Inc.	Voice-based marketing	Warrant			4.76%	$71	(2)
300 W. Adams Street, Suite 900	automation software provider
Chicago, IL 60606

Imperial Capital Group LLC	Investment services	Class A common units			2.80%	$12,775
2000 Avenue of the Stars, 9th Floor S		2006 Class B common units			2.80%	$3
Los Angeles, CA 90067		2007 Class B common units			2.80%	$—

Imperial Capital Private Opportunities, LP	Investment partnership	Limited partnership interest			80.00%	$15,343
2000 Avenue of the Stars, 9th Floor S
Los Angeles, CA 90067

INC Research Mezzanine Co-Invest, LLC	Pharmaceutical and	Common units			15.07%	$2,796
3201 Beechleaf Court, Suite 600	biotechnology consulting
Raleigh, NC 27604	services

Indra Holdings Corp.	Designer, marketer, and	Second lien senior secured	8.50% (Libor + 7.50%/Q)	11/1/2021		$66,400
9655 International Blvd.	distributor of rain and cold	loan
Cincinnati, OH 45246	weather products

Infilaw Holding, LLC	Operator of for-profit law	First lien senior secured	—	1/31/2017		$—	(29)
1100 5th Avenue South, Suite 301	schools	revolving loan
Naples, FL 34102		First lien senior secured loan	11.50% (Libor + 8.50% Cash, 2.00% PIK/Q)	1/31/2017		$3,410
		Series A preferred units	11.50% (Libor + 8.50% Cash, 2.00% PIK/Q)		95.34%	$113,650
		Series B preferred units			6.67%	$4,956

Instituto de Banca y Comercio, Inc. & Leeds IV	Private school operator	First lien senior secured loan	10.50% PIK (Libor + 9.00%/Q)	12/31/2018		$1,714
Advisors, Inc.		Senior preferred series A-1			83.50%	$90,279
Calle Santa Ana 1660		shares
Santurce, Puerto Rico 00909		Series B preferred stock			5.00%	$—
		Series C preferred stock			3.98%	$—
		Common stock			4.02%	$—

Interactions Corporation	Developer of a speech	Second lien senior secured	9.85% (Libor + 8.85%/Q)	7/1/2019		$25,000
31 Hayward Street, Suite E	recognition software based	loan
Franklin, MA 02038	customer interaction system	Warrant			0.30%	$290	(2)

Intermedix Corporation	Revenue cycle management	Second lien senior secured	9.25% (Libor + 8.25%/Q)	6/27/2020		$107,520
6451 N. Federal Highway, Suite 1000	provider to the emergency	loan
Fort Lauderdale, FL 33308	healthcare industry

Ioxus, Inc	Manufacturer of energy	First lien senior secured loan	10.00% Cash, 2.00% PIK	6/1/2018		$8,687
18 Stadium Circle	storage devices	Warrant			3.61%	$216	(2)
Oneonta, NY 13820		Warrant			8.06%	$—	(2)

iPipeline, Inc., Internet Pipeline, Inc. and iPipeline Holdings, Inc.	Provider of SaaS-based software solutions to the	First lien senior secured revolving loan	—	8/4/2022		$—	(30)
222 Valley Creek Blvd, Suite 300	insurance and financial	First lien senior secured loan	8.25% (Libor + 7.25%/Q)	8/4/2022		$71,640
Exton, PA 19341	services industry	Preferred stock			0.73%	$2,179
		Common stock			0.64%	$22

IronPlanet, Inc.	Online auction platform	Warrant			7.60%	$203	(2)
3825 Hopyard Road, Suite 250	provider for used heavy
Pleasanton, CA 94588	equipment

ISS Compressors Industries, Inc., ISS Valves	Provider of repairs,	First lien senior secured loan	—	6/5/2018		$—	(31)
Industries, Inc., ISS Motors Industries, Inc., ISS	refurbishments and services	First lien senior secured loan	7.00% (Libor + 6.00%/Q)	6/5/2018		$2,369
Machining Industries, Inc., and ISS Specialty Services Industries, Inc.	to the broader industrial end user markets	First lien senior secured loan	7.00% (Libor + 6.00%/Q)	6/5/2018		$32,627
875 North Michigan Avenue Suite 4020
Chicago, Illinois 60611

Itel Laboratories, Inc.	Data services provider for	First lien senior secured	—	6/29/2018		$—	(32)
6745 Phillips Industrial Boulevard	building materials to property	revolving loan
Jacksonville, FL 32256	insurance industry	Preferred units			1.80%	$1,181

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
Ivy Hill Asset Management, L.P.(4)	Asset management services	Member interest			100.00%	$232,937
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Javlin Three LLC, Javlin Four LLC,	Asset-backed financial	First lien senior secured	10.43% (Libor + 10.00%/Q)	6/24/2017		$40,832
and Javlin Five LLC	services company	revolving loan
1414 Harney Street Suite 440
Omaha, NE 68102

Joule Unlimited Technologies, Inc. and	Renewable fuel and chemical	First lien senior secured loan	10.00% (Libor + 9.00%/M)	10/1/2018		$7,985
Stichting Joule Global Foundation	production developer	Warrant			2.17%	$—	(2)
18 Crosby Drive
Bedford, MA 01730

K2 Pure Solutions Nocal, L.P.	Chemical producer	First lien senior secured	—	2/19/2021		$—	(33)
260 Queen Street West, 4th Floor		revolving loan
Toronto, ON M5V 1Z8		First lien senior secured loan	7.00% (Libor + 6.00%/Q)	2/19/2021		$52,975
Canada

Kettle Cuisine, LLC	Manufacturer of fresh	Second lien senior secured	10.75% (Libor + 9.75%/Q)	2/21/2022		$28,500
330 Lynnway	refrigerated and frozen food	loan
Lynn, MA 01901	products

KeyImpact Holdings, Inc. and	Foodservice sales and	First lien senior secured loan	—	11/16/2021		$—	(34)
JWC/KI Holdings, LLC	marketing agency	First lien senior secured loan	7.13% (Libor + 6.13%/Q)	11/16/2021		$46,134
1701 Crossroads Dr.		Membership units			5.13%	$5,727
Odenton, MD 21113

Kinestral Technologies, Inc.	Designer of adaptive,	First lien senior secured loan	8.75% (Libor + 7.75%/M)	10/1/2018		$10,000
400 East Jamie Court, Suite 201	dynamic glass for the	Warrant			1.17%	$151	(2)
South San Francisco, CA 94080	commercial and residential	Warrant			0.61%	$—	(2)
	markets.

KPS Global LLC	Manufacturer of walk-in	First lien senior secured loan	9.61% (Libor + 8.61%/Q)	12/4/2020		$40,000
4201 N Beach St	cooler and freezer systems
Fort Worth, TX 76137

La Paloma Generating Company, LLC	Natural gas fired, combined	Second lien senior secured		2/20/2020		$2,100
24 Waterway Avenue, Suite 800	cycle plant operator	loan
Houston, TX 77380

Lakeland Tours, LLC	Educational travel provider	First lien senior secured	—	2/10/2022		$—	(35)
218 West Water Street, Suite 400		revolving loan
Charlottesville, VA 22902		First lien senior secured loan	5.75% (Libor + 4.75%/Q)	2/10/2022		$19,083
		First lien senior secured loan	10.45% (Libor + 9.45%/Q)	2/10/2022		$43,707

LBP Intermediate Holdings LLC	Manufacturer of paper and	First lien senior secured	—	7/10/2020		$—	(36)
1325 S. Cicero Ave.	corrugated foodservice	revolving loan
Cicero, IL 60804	packaging	First lien senior secured loan	6.50% (Libor + 5.50%/Q)	7/10/2020		$24,555

Liquid Light, Inc.	Developer and licensor of	First lien senior secured loan	10.00% (Libor + 9.00%/M)	11/1/2017		$2,444
11 Deer Park Drive, Suite 121	process technology for the	Warrant			1.00%	$74	(2)
Monmouth Junction, NJ 08852	conversion of carbon dioxide
	into major chemicals

Liquid Robotics, Inc.	Ocean data services provider	First lien senior secured loan	9.00% (Libor + 8.00%/M)	5/1/2019		$4,950
1329 Moffett Park Drive	utilizing long duration,	Warrant			0.17%	$72	(2)
Sunnyvale, CA 94089	autonomous surface vehicles

LM Acquisition Holdings, LLC	Developer and manufacturer	Class A units			0.89%	$1,725
6415 Northwest Drive, Unit 11	of medical equipment
Mississauga, ON L4V 1X1
Canada

Lonestar Prospects, Ltd.	Sand proppant producer and	First lien senior secured loan	8.50% (Libor + 6.50% Cash,	9/18/2018		$69,827
4413 Carey Street	distributor to the oil and		1.00% PIK/Q)
Fort Worth, TX 76119	natural gas industry

LSQ Funding Group, L.C. and LM LSQ	Asset based lender	Senior subordinated loan	—	6/25/2021		$—	(37)
Investors LLC		Senior subordinated loan	10.50%	6/25/2021		$30,000
2600 Lucien Way, Suite 100		Membership units			2.57%	$2,999
Maitland, Florida 32751

MacLean-Fogg Company and MacLean-Fogg	Manufacturer and supplier	Senior subordinated loan	10.50% Cash, 3.00% PIK	10/9/2025		$97,716
Holdings, L.L.C.	for the power utility and	Preferred units	4.50% Cash, 9.25% PIK		93.58%	$72,410
1000 Allanson Road	automotive markets
Mundelein, IL 60060	worldwide

Market Track Holdings, LLC	Business media consulting	Preferred stock			1.50%	$2,418
10 S. Wacker Drive, Suite 2550	services company	Common stock			1.50%	$2,247
Chicago, IL 60606

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
Massage Envy, LLC	Franchisor in the massage	First lien senior secured	—	9/26/2018		$—	(38)
14350 N. 87th Street	industry	revolving loan
Suites 200, 205 and 230		First lien senior secured loan	8.50% (Libor + 7.25%/Q)	9/26/2018		$73,912
Scottsdale, AZ 85260		Common stock			2.00%	$5,378

Matrixx Initiatives, Inc. and Wonder	Developer and marketer of	Warrant			4.56%	$1,369	(2)
Holdings Acquisition Corp.	OTC healthcare products	Warrant			5.00%	$613	(2)
8515 E. Anderson Dr.
Scottsdale, AZ 85255

Maximus Holdings, LLC	Provider of software	Warrant			15.00%	$—	(2)
4675 MacArthur Court	simulation tools and related
Newport Beach, CA 92660	services

MC Acquisition Holdings I, LLC	Healthcare professional	Class A units			0.59%	$1,352
825 East Gate Blvd.	provider
Garden City, NY 11530

McKenzie Sports Products, LLC	Designer, manufacturer and	First lien senior secured	—	9/18/2020		$—	(39)
1910 Saint Luke's Church Road	distributor of hunting-related	revolving loan
Salisbury, NC 28146	supplies	First lien senior secured loan	—	9/18/2020		$—	(40)
		First lien senior secured loan	6.75% (Libor + 5.75%/Q)	9/18/2020		$81,120

Microstar Logistics LLC, Microstar Global	Keg management solutions	Second lien senior secured	8.50% (Libor + 7.50%/Q)	12/14/2018		$142,500
Asset Management LLC, and	provider	loan
MStar Holding Corporation		Common stock			3.47%	$7,435
5299 DTC Blvd., Suite 510
Greenwood Village, CO 80111

Ministry Brands, LLC and MB Parent	Software and payment	First lien senior secured loan	10.37% (Libor + 9.37%/Q)	11/20/2021		$49,191
Holdings, LLC	services provider to faith-	First lien senior secured loan	10.37% (Libor + 9.37%/Q)	11/20/2021		$25,192
14488 Old Stage Rd	based institutions	Class A common units			0.78%	$2,131
Lenoir City, Tennessee 37772

Moxie Liberty LLC	Gas turbine power generation	First lien senior secured loan	7.50% (Libor + 6.50%/Q)	8/21/2020		$33,250
4100 Spring Valley, Suite 1001	facilities operator
Dallas, TX 75244

Moxie Patriot LLC	Gas turbine power generation	First lien senior secured loan	6.75% (Libor + 5.75%/Q)	12/21/2020		$32,375
4100 Spring Valley, Suite 1001	facilities operator
Dallas, TX 75244

Multi-Ad Services, Inc.(3)	Marketing services and	Preferred units			13.95%	$162
1720 W. Detweiller Drive	software provider	Common units			7.48%	$—
Peoria, IL 61615

MVL Group, Inc.(4)	Marketing research provider	Senior subordinated loan		7/8/2012		$226
1061 E. Indiantown Road, Suite 300		Common stock			56.10%	$—
Jupiter, FL 33477

MW Dental Holding Corp.	Dental services provider	First lien senior secured	8.50% (Libor + 7.00%/Q)	4/12/2018		$2,000	(41)
680 Hehli Way		revolving loan
PO Box 69		First lien senior secured loan	8.50% (Libor + 7.00%/Q)	4/12/2018		$117,532
Mondovi, WI 54755

MWI Holdings, Inc.	Manufacturer of engineered	First lien senior secured loan	7.38% (Libor + 6.13%/Q)	3/27/2019		$9,377
101 Godfrey Street	springs, fasteners, and other	First lien senior secured loan	7.63%(Base Rate + 4.13%/Q)	3/27/2019		$24
P.O. Box 7008	precision components	First lien senior secured loan	9.38% (Libor + 8.13%/Q)	3/27/2019		$47,981
Logansport, IN 46947

My Health Direct, Inc.	Healthcare scheduling	First lien senior secured	—	9/18/2016		$—	(42)
4322 Harding Pike	exchange software solution	revolving loan
Nashville, TN 37205	provider	First lien senior secured loan	10.75%	1/1/2018		$2,200
		Warrant			4.85%	$40	(2)

Napa Management Services Corporation	Anesthesia management	First lien senior secured loan	9.95% (Libor + 8.95%/Q)	2/28/2019		$70,000
68 South Service Road, Suite 350	services provider	Common units			8.90%	$20,035
Melville, NY 11747

NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for	Second lien senior secured loan	9.75% (Libor + 8.75%/Q)	12/1/2021		$23,136
110 Oakwood Dr., Suite 200	appliance, furniture and
Winston-Salem, NC 27103	consumer electronics dealers

Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	Second lien senior secured loan	10.50% (Libor + 9.50%/Q)	8/27/2019		$90,000
4950 College Boulevard		Common stock			2.02%	$8,891
Overland Park, KS 66211

New Trident Holdcorp, Inc.	Outsourced mobile diagnostic	Second lien senior secured	10.25% (Libor + 9.00%/Q)	7/31/2020		$76,800
505 Hamilton Ave, Suite 200	healthcare service provider	loan
Palo Alto, CA 94301

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
Niagara Fiber Intermediate Corp.	Manufacturer of insoluble	First lien senior secured	6.75% (Libor + 5.50%/Q)	5/27/2018		$1,505	(43)
50 Bridge Street	fiber filler products	revolving loan
North Tonawanda, NY 14120		First lien senior secured loan	6.75% (Libor + 5.50%/Q)	5/27/2018		$1,144
		First lien senior secured loan	6.75% (Libor + 5.50%/Q)	5/27/2018		$10,919

Nodality, Inc.	Biotechnology company	First lien senior secured loan		5/1/2016		$2,266
170 Harbor Way, Suite 200		First lien senior secured loan		5/1/2016		$1,555
South San Francisco, CA 94080		Warrant			0.57%	$—	(2)

Nordco Inc.	Manufacturer of railroad	First lien senior secured	8.75%(Base Rate + 5.25%/Q)	8/26/2020		$3,308	(44)
245 West Forest Hill Avenue	maintenance-of-way	revolving loan
Oak Creek, WI 53154	machinery	First lien senior secured loan	7.25% (Libor + 6.25%/Q)	8/26/2020		$68,684
		First lien senior secured loan	8.75%(Base Rate + 5.25%/Q)	8/26/2020		$173

Oak Parent, Inc.	Manufacturer of athletic	First lien senior secured loan	7.61% (Libor + 7.00%/Q)	4/1/2018		$10,430
425 Park 20 W	apparel
Grovetown, GA 30813

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC	Provider of technology-enabled solutions to	First lien senior secured revolving loan	—	11/21/2018		$—	(45)
15950 Dallas Parkway Suite 350	pharmacies	First lien senior secured loan	8.50% (Libor + 7.50%/Q)	11/21/2018		$19,062
Dallas, TX 75248		Limited liability company membership interest			1.57%	$1,051

OpenSky Project, Inc. and OSP Holdings, Inc.	Social commerce platform	First lien senior secured loan	10.00%	9/1/2017		$1,800
18 West 18th Street	operator	Warrant			3.00%	$—	(2)
New York, NY 10011

Orion Foods, LLC(4)	Convenience food service	First lien senior secured loan		9/30/2015		$549
2930 W. Maple Street	retailer	Second lien senior secured		9/30/2015		$—
Sioux Falls, SD 57118		loan
		Preferred units			93.53%	$—
		Class A common units			100.00%	$—
		Class B common units			25.00%	$—

Osmose Holdings, Inc.	Provider of structural	Second lien senior secured	8.75% (Libor + 7.75%/Q)	8/21/2023		$24,250
635 Highway 74 S	integrity management services	loan
Peachtree City, GA 30269	to transmission and
	distribution infrastructure

OTG Management, LLC	Airport restaurant operator	First lien senior secured	8.75% (Libor + 7.25%/Q)	12/11/2017		$2,300	(46)
352 Park Avenue South		revolving loan
New York, NY 10010		First lien senior secured loan	8.75% (Libor + 7.25%/Q)	12/11/2017		$12,506
		First lien senior secured loan	8.75% (Libor + 7.25%/Q)	12/11/2017		$22,101
		First lien senior secured loan	—	12/11/2017		$—	(47)
		First lien senior secured loan	8.75% (Libor + 7.25%/Q)	12/11/2017		$24,688
		Common units			4.44%	$11,517
		Warrant			7.73%	$22,975	(2)

Panda Power Annex Fund Hummel Holdings II LLC	Gas turbine power generation facilities operator	Senior subordinated loan	12.00% PIK	10/27/2016		$75,820
5001 Spring Valley Road, Suite 1150 West
Dallast, TX 72544

Panda Sherman Power, LLC	Gas turbine power generation	First lien senior secured loan	9.00% (Libor + 7.50%/Q)	9/14/2018		$28,180
4100 Spring Valley Road, Suite 1001	facilities operator
Dallas, TX 75244

Panda Temple Power II, LLC	Gas turbine power generation	First lien senior secured loan	7.25% (Libor + 6.00%/Q)	4/3/2019		$16,758
4100 Spring Valley Road, Suite 1001	facilities operator
Dallas, TX 75244

Panda Temple Power, LLC	Gas turbine power generation	First lien senior secured loan	7.25% (Libor + 6.25%/Q)	3/6/2022		$20,295
4100 Spring Valley Road, Suite 1001	facilities operator
Dallas, TX 75244

Paper Source, Inc. and Pine Holdings, Inc.	Retailer of fine and artisanal	First lien senior secured	—	9/23/2018		$—	(48)
410 N. Milwaukee	paper products	revolving loan
Chicago, IL 60654		First lien senior secured loan	7.25% (Libor + 6.25%/Q)	9/23/2018		$9,774
		Class A common stock			3.64%	$8,021

Partnership Capital Growth Fund I, L.P.	Investment partnership	Limited partnership interest			25.00%	$692
1 Embarcadero Center, Suite 3810
San Francisco, CA 94111

Partnership Capital Growth Investors III, L.P.	Investment partnership	Limited partnership interest			2.50%	$3,289
1 Embarcadero Center, Suite 3810
San Francisco, CA 94111

Patterson Medical Supply, Inc.	Distributor of rehabilitation	Second lien senior secured	8.75% (Libor + 7.75%/Q)	8/28/2023		$18,430
28100 Torch Parkway, Suite 700	supplies and equipment	loan
Warrenville, IL 60555

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
PayNearMe, Inc.	Electronic cash payment	First lien senior secured loan	9.50% (Libor + 8.50%/M)	9/1/2019		$9,800
292 Gibralter Drive, Suite 104	system provider	Warrant			1.23%	$206	(2)
Sunnyvale, CA 94089

PCG-Ares Sidecar Investment II, L.P.	Investment partnership	Limited partnership interest			100.00%	$8,316
1 Embarcadero Center, Suite 3810
San Francisco, CA 94111

PCG-Ares Sidecar Investment, L.P.	Investment partnership	Limited partnership interest			100.00%	$215
1 Embarcadero Center, Suite 3810
San Francisco, CA 94111

Pelican Products, Inc.	Manufacturer of flashlights	Second lien senior secured	9.25% (Libor + 8.25%/Q)	4/9/2021		$37,200
23215 Early Avenue		loan
Torrance, CA 90505

PERC Holdings 1 LLC	Operator of recycled energy,	Class B common units			18.83%	$21,654
2215 So. York Road Suite 202	combined heat and power,
Oak Brook, IL 60523	and energy efficiency facilities

PerfectServe, Inc.	Communications software	First lien senior secured loan	—	3/1/2020		$—	(49)
1225 East Weisgarber Road, Suite 300	platform provider for	First lien senior secured loan	9.00% (Libor + 8.00%/M)	3/1/2020		$9,000
Knoxville, TN 37909	hospitals and physician	First lien senior secured loan	9.00% (Libor + 8.00%/M)	7/1/2020		$2,000
	practices	First lien senior secured loan	9.00% (Libor + 8.00%/M)	6/1/2021		$1,000
		Warrant			4.77%	$464	(2)

Petroflow Energy Corporation	Oil and gas exploration and	First lien senior secured loan		7/31/2017		$18,389
525 S. Main, Suite 1120	production company
Tulsa, OK 74103

PG-ACP Co-Invest, LLC	Supplier of medical uniforms,	Class A membership units			99.99%	$2,151
9800 De Soto Avenue	specialized medical footwear
Chatsworth, CA 91311	and accessories

PHL Investors, Inc., and PHL Holding Co.(4)	Mortgage services	Class A common stock			100.00%	$—
50 Weston Street
Hartford, CT 06120

PhyMED Management LLC	Provider of anesthesia	Second lien senior secured	9.75% (Libor + 8.75%/Q)	5/18/2021		$44,877
110 29th Avenue North, Suite 301	services	loan
Nashville, TN 37203

PIH Corporation	Franchisor of education-based	First lien senior secured	7.00% (Libor + 6.00%/Q)	12/15/2018		$621	(50)
3660 Cedarcrest Road	early childhood centers	revolving loan
Acworth, GA 30101

Piper Jaffray Merchant Banking Fund I, L.P.	Investment partnership	Limited partnership interest			2.00%	$1,639
800 Nicollet Mall, Suite 800
Minneapolis, MN 55402

Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Second lien senior secured loan	9.54% (Libor + 8.54%/Q)	6/23/2021		$66,000
202 South Washington Street		Common stock			2.56%	$4,623
Norton, MA, 02766

PODS, LLC	Storage and warehousing	Second lien senior secured	9.25% (Libor + 8.25%/Q)	2/2/2023		$17,500
5585 Rio Vista Drive		loan
Clearwater, FL 33760

Poplicus Incorporated	Business intelligence and	First lien senior secured loan	8.50% (Libor + 7.50%/M)	7/1/2019		$4,950
1061 Market Street, Floor 6	market analytics platform for	Warrant			3.23%	$125	(2)
San Francisco, CA 94103	companies that sell to the
	public sector

POS I Corp. (fka Vantage Oncology, Inc.)	Radiation oncology care	Common stock			5.08%	$3,254
1500 Rosecrans Ave, Suite 400	provider
Manhattan Beach, CA 90266

PowerPlan, Inc. and Project Torque Ultimate Parent Corporation	Fixed asset financial management software	Second lien senior secured loan	10.75% (Libor + 9.75%/Q)	2/23/2023		$80,000
300 Galleria Parkway, Suite 2100	provider	Class A common stock			1.10%	$6
Atlanta, GA 30339		Class B common stock			1.10%	$3,039

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction	Common units			2.38%	$1,232
13175 Gregg Street	operator
Poway, CA 92064

Primexx Energy Corporation	Privately-held oil and gas	Second lien senior secured	10.00% (Libor + 9.00%/Q)	1/7/2020		$112,500
4849 Greenville Ave #1600	exploration and production	loan
Dallas, TX 75206	company

R2 Acquisition Corp.	Marketing services	Common stock			0.33%	$242
207 NW Park Ave
Portland, OR 97209

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock			18.94%	$494
1750 W. Broadway St. #222		Common membership			15.76%	$29,393
Oviedo, FL 32765		interest
		Warrant			10.00%	$—	(2)

RE Community Holdings II, Inc., Pegasus	Operator of municipal	Preferred stock			21.43%	$—
Community Energy, LLC., and MPH Energy Holdings, LP	recycling facilities	Limited partnership interest			3.13%	$—
809 West Hill Street
Charlotte, NC 28208

Regent Education, Inc.	Provider of software solutions	First lien senior secured loan	12.00% (Libor + 10.00%/M)	1/1/2018		$3,933
12 West Church Street	designed to optimize the	Warrant			5.88%	$62	(2)
Frederick, MD 21701	financial aid and enrollment
	processes

Respicardia, Inc.	Developer of implantable	Warrant			0.19%	$28	(2)
12400 Whitewater Drive, Suite 150	therapies to improve
Minnetonka, MN 55343	cardiovascular health

Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan	8.75% (Libor + 7.75%/Q)	2/28/2019		$35,128
Carretera 165 Km 6.2
Zona Industrial Cataño
Cataño, Puerto Rico 00962

Rocket Fuel Inc.	Provider of open and	Common stock			0.03%	$18
1900 Seaport Blvd.	integrated software for digital
Pacific Shores Center	marketing optimization
Redwood City, CA 94063

RuffaloCODY, LLC	Provider of student	First lien senior secured		5/29/2019		$—	(51)
1025 Kirkwood Parkway SW	fundraising and enrollment	revolving loan
Cedar Rapids, IA 52404	management services

Sage Products Holdings III, LLC	Patient infection control and	Second lien senior secured	9.25% (Libor + 8.00%/Q)	6/13/2020		$108,679
3909 Three Oaks Road	preventive care solutions	loan
Cary, IL 60013	provider

Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and	Second lien senior secured loan	10.50% (Libor + 9.50%/Q)	7/28/2022		$54,000
333 W. Wacker, Suite 2800	respiratory products
Chicago, IL 60606

Saw Mill PCG Partners LLC	Manufacturer of metal	Common units			66.67%	$—
8751 Old State Road 60	precision engineered
Sellersburg, IN 47172	components

Senior Secured Loan Fund LLC(4)	Co-investment vehicle	Subordinated certificates	8.63% (LIBOR + 8.00%/M)	12/20/2024		$1,889,734
2000 Avenue of the Stars, 12th Floor		Member interest			87.50%	$—
Los Angeles, CA 90067

Severin Acquisition, LLC	Provider of student	First lien senior secured	—	7/31/2021		$—	(52)
150 Parkshore Drive	information system software	revolving loan
Folsom, CA 95630	solutions to the K-12 education market	Second lien senior secured loan	9.75% (Libor + 8.75%/Q)	7/31/2022		$4,112
		Second lien senior secured loan	10.25% (Libor + 9.25%/Q)	7/29/2022		$3,273
		Second lien senior secured loan	9.75% (Libor + 8.75%/Q)	7/31/2022		$14,850

SHO Holding I Corporation	Manufacturer and distributor	Second lien senior secured	9.50% (Libor + 8.50%/Q)	4/27/2023		$98,000
250 S. Australian Avenue	of slip resistant footwear	loan
West Palm Beach, FL 33401

Shock Doctor, Inc. and Shock Doctor	Developer, marketer and	Second lien senior secured	11.50% (Libor + 10.50%/Q)	10/22/2021		$89,425
Holdings, LLC(3)	distributor of sports	loan
110 Cheshire Lane, Suite 120	protection equipment and	Class A preferred units			3.74%	$5,245
Minnetonka, MN 55305	accessories.	Class C preferred units			12.20%	$5,245

SI Holdings, Inc.	Manufacturer of elastomeric	Common stock			1.83%	$1,757
3701 Conant St.	parts, mid-sized composite
Long Beach, CA 90808	structures, and composite
	tooling

Simpson Performance Products, Inc.	Provider of motorsports	First lien senior secured loan	9.80% (Libor + 8.80%/Q)	2/20/2020		$24,506
328 FM 306	safety equipment
New Braunels, TX 78130

SK SPV IV, LLC	Collision repair site operators	Series A common stock			76.92%	$2,663
600 N. Central Expressway, Suite #4000		Series B common stock			76.92%	$2,663
Richardson, TX 75080

SocialFlow, Inc.	Social media optimization	First lien senior secured loan	9.50% (Libor + 8.50%/M)	8/1/2019		$4,000
52 Vanderbilt Avenue, 12th Floor	platform provider	Warrant			1.95%	$25	(2)
New York, NY 10017

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
Sonian Inc.	Cloud-based email archiving	First lien senior secured loan	9.00% (Libor + 8.00%/M)	9/1/2019		$7,500
201 Jones Road	platform	Warrant			1.14%	$93	(2)
Waltham, MA 02451

Spin HoldCo Inc.	Laundry service and	Second lien senior secured	8.00% (Libor + 7.00%/Q)	5/14/2020		$133,000
303 Sunnyside Blvd., Suite 70	equipment provider	loan
Plainview, NY 11803

Startec Equity, LLC(4)	Communication services	Member interest			100.00%	$—
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Surface Dive, Inc.	SCUBA diver training and	Second lien senior secured	9.00% (Libor + 8.00%/Q)	1/29/2022		$53,686
30151 Tomas St.	certification provider	loan
Rancho Santa Margarita, CA 92688		Second lien senior secured loan	10.25% (Libor + 9.25%/Q)	1/29/2022		$72,000

TA THI Buyer, Inc. and TA THI Parent, Inc.	Collision repair company	Series A preferred stock			2.24%	$9,852
1901 East Ellsworth Road
Ann Arbor, MI 48108

Talari Networks, Inc.	Networking equipment	First lien senior secured loan	9.75% (Libor + 8.75%/M)	12/1/2018		$6,000
1 Almaden Blvd, Suite 200	provider	Warrant			1.42%	$50	(2)
San Jose, CA 95113

The Greeley Company, Inc. and HCP	Healthcare compliance	Senior subordinated loan		5/17/2015		$—
Acquisition Holdings, LLC(4)	advisory services	Class A units			28.83%	$—
600 Fifth Avenue, 17th Floor
New York, NY 10020

The Hygenic Corporation	Designer, manufacturer and	Second lien senior secured	9.75% (Libor + 8.75%/Q)	4/11/2021		$67,900
1245 Home Avenue	marketer of branded wellness	loan
Akron, OH 44310	products

The Step2 Company, LLC(4)	Toy manufacturer	Second lien senior secured	10.00%	9/30/2019		$27,583
10010 Aurora-Hudson Road		loan
Streetsboro, OH 44241		Second lien senior secured loan	10.00%	9/30/2019		$4,500
		Second lien senior secured loan		9/30/2019		$20,892
		Common units			1.77%	$—
		Class B common units			100.00%	$—
		Warrant			5.00%	$—	(2)

The Teaching Company, LLC and The Teaching	Education publications	Preferred stock			1.77%	$4,116
Company Holdings, Inc.	provider	Common stock			3.64%	$11
4151 Lafayette Center Drive, No. 100
Chantilly, VA 20151

Things Remembered, Inc. and TRM Holdings Corporati	Personalized gifts retailer	First lien senior secured revolving loan		5/24/2017		$1,792	(53)
5500 Avion Park Drive		First lien senior secured loan		5/24/2018		$5,538
Highland Heights, OH 44143

TPTM Merger Corp.	Manufacturer of time	First lien senior secured	7.25% (Libor + 6.25%/Q)	9/12/2018		$742	(54)
116 American Road	temperature indicator	revolving loan
Morris Plains, NJ 07950	products	First lien senior secured loan	9.42% (Libor + 8.42%/Q)	9/12/2018		$31,680

TraceLink, Inc.	Supply chain management	First lien senior secured	7.50%(Base Rate + 4.00%/M)	12/31/2016		$4,400	(55)
200 Quannapowitt Parkway	software provider for the	revolving loan
Wakefield, MA 01880	pharmaceutical industry	First lien senior secured loan	8.50% (Libor + 7.00%/M)	1/1/2019		$4,500
		Warrant			12.37%	$1,041	(2)

Transaction Data Systems, Inc.	Pharmacy management	Second lien senior secured	9.25% (Libor + 8.25%/Q)	6/15/2022		$26,950
788 Montgomery Avenue	software provider	loan
Ocoee, FL 34761

TWH Water Treatment Industries, Inc., TWH	Wastewater infrastructure	First lien senior secured loan	10.25% (Libor + 9.25%/Q)	10/10/2019		$5,370
Filtration Industries, Inc. and TWH	repair, treatment and	First lien senior secured loan	—	10/10/2019		$—	(56)
Infrastructure Industries, Inc.	filtration holding company	First lien senior secured loan	10.25% (Libor + 9.25%/Q)	10/10/2019		$36,400
100 S. Saunders Road, Suite 150
Lake Forest, IL 60045

U.S. Anesthesia Partners, Inc.	Anesthesiology service	Second lien senior secured	10.25% (Libor + 9.25%/Q)	9/24/2020		$23,500
2411 Fountain View Dr., Suite 200	provider	loan
Houston, TX 77057		Second lien senior secured loan	10.25% (Libor + 9.25%/Q)	9/24/2020		$50,000

U.S. Security Associates Holdings, Inc	Security guard service	Second lien senior secured	11.00%	7/28/2018		$25,000
200 Mansell Court East, Suite 500	provider	loan
Roswell, GA 30076

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
UL Holding Co., LLC and Universal Lubricants, LLC(3)	Manufacturer and distributor of re-refined oil products	Second lien senior secured loan	3.56%	12/31/2016		$11,620
2824 N Ohio		Second lien senior secured	3.56%	12/31/2016		$49,283
Wichita, KS 67201		loan
		Second lien senior secured loan	3.56%	12/31/2016		$5,734
		Class A common units			8.85%	$—
		Class B-5 common units			40.50%	$—
		Class C common units			8.65%	$—
		Warrant			8.35%	$—	(2)
		Warrant			8.35%	$—	(2)
		Warrant			8.35%	$—	(2)
		Warrant			8.35%	$—	(2)
		Warrant			8.35%	$—	(2)
		Warrant			8.35%	$—	(2)
		Warrant			8.35%	$—	(2)

Urgent Cares of America Holdings I, LLC and	Operator of urgent care	First lien senior secured loan	7.00% (Libor + 6.00%/Q)	12/1/2022		$13,685	(57)
FastMed Holdings I, LLC	clinics	First lien senior secured loan	7.00% (Libor + 6.00%/Q)	12/1/2022		$53,496
935 Shotwell Road, Suite 108		Preferred units			20.00%	$7,907
Clayton, NC 27520		Series A common units			1.24%	$1,262
		Series C common units			20.00%	$516

Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement	Leading manufacturer and distributor of textiles,	Second lien senior secured loan	9.75% (Libor + 8.75%/Q)	12/11/2022		$55,576
Holdings, Inc. and Hercules VB Holdings, Inc.	apparel & luxury goods	Second lien senior secured	9.75% (Libor + 8.75%/Q)	12/11/2022		$91,697
6745 Lenox Center Court		loan
Memphis, TN 38115		Common stock			1.72%	$4,816
		Common stock			1.72%	$5,955

Velocity Holdings Corp.	Hosted enterprise resource	Common units			6.75%	$3,259
13432 Wards Rd	planning application
Lynchburg, VA 24501	management services provider

VistaPharm, Inc. and Vertice Pharma UK Parent	Manufacturer and distributor	First lien senior secured loan	6.50% (Libor + 5.50%/Q)	12/21/2021		$5,137
Limited	of generic pharmaceutical	Preferred shares			0.35%	$418
630 Central Avenue	products
New Providence, NJ 07974

VSC Investors LLC	Investment company	Membership interest			1.95%	$1,158
401 Vance Street
Los Angeles, CA 90272

WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and equipment provider	Second lien senior secured loan	8.00% (Libor + 7.00%/Q)	5/14/2023		$3,539
3690 Redondo Beach Ave.		Second lien senior secured	8.00% (Libor + 7.00%/Q)	5/14/2023		$20,210
Redondo Beach, CA 90278		loan

Waste Pro USA, Inc	Waste management services	Second lien senior secured	8.50% (Libor + 7.50%/Q)	10/15/2020		$76,531
2101 West State Road 434, Suite 315		loan
Longwood, FL 32779

WCI-Quantum Holdings, Inc.	Distributor of instructional	Series A preferred stock			1.27%	$1,121
770 N. Raddant Rd	products, services and
Batavia, IL 60510	resources

Wilcon Holdings LLC	Communications	Class A common stock			4.72%	$2,927
624 South Grand Ave., Suite 1200	infrastructure provider
Los Angeles, CA 90017

WorldPay Group PLC	Payment processing company	C2 shares			0.13%	$43
The Walbrook Building, 25 Walbrook		Ordinary shares			0.07%	$5,179
London EC4N 8AF
United Kingdom

Wrench Group LLC	Provider of essential home	First lien senior secured loan	7.75%(Base Rate + 4.25%/Q)	3/2/2022		$10,000
280 Park Avenue, 36th Floor	services to residential
New York, NY 10017	customers

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized	Senior preferred stock	8.00% PIK		0.77%	$131
1960 E. Grand Ave., Suite 900	engineering, scientific and	Common stock			0.66%	$2,598
El Segundo, CA 90245	technical services

Young Innovations, Inc.	Dental supplies and	Second lien senior secured	9.00% (Libor + 8.00%/Q)	7/30/2019		$45,000
13705 Shoreline Court East	equipment manufacturer	loan
Earth City, MO 63045

Zemax, LLC	Provider of optical	First lien senior secured	—	10/23/2019		$—	(58)
22908 NE Alder Crest Drive, Suite 100	illumination design software	revolving loan
Redmond, WA 98053	to design engineers

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which resets daily (D), monthly (M), bimonthly (B), quarterly (Q) or semiannually (S). For each such loan, we have provided the current interest rate in effect as of March 31, 2016.

(2)
Percentages shown for warrants or convertible preferred stock held represents the percentages of common stock we may own on a fully diluted basis, assuming we exercise our warrants or convert our preferred stock to common stock.

(3)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities.

(4)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement).

(5)
Total commitment of $2,466 remains undrawn as of March 31, 2016.

(6)
$21,096 of total commitment of $22,125 remains undrawn as of March 31, 2016.

(7)
Total commitment of $10,000 remains undrawn as of March 31, 2016.

(8)
$2,746 of total commitment of $3,231 remains undrawn as of March 31, 2016.

(9)
$2,250 of total commitment of $7,500 remains undrawn as of March 31, 2016.

(10)
$3,815 of total commitment of $5,000 remains undrawn as of March 31, 2016.

(11)
Total commitment of $1,000 remains undrawn as of March 31, 2016.

(12)
Total commitment of $26,440 remains undrawn as of March 31, 2016.

(13)
$6,000 of total commitment of $20,000 remains undrawn as of March 31, 2016.

(14)
$0 of total commitment of $4,476 remains undrawn as of March 31, 2016.

(15)
$1,493 of total commitment of $3,734 remains undrawn as of March 31, 2016.

(16)
Total commitment of $163 remains undrawn as of March 31, 2016.

(17)
$3,300 of total commitment of $5,000 remains undrawn as of March 31, 2016.

(18)
$4,195 of total commitment of $5,800 remains undrawn as of March 31, 2016.

(19)
$2,000 of total commitment of $4,000 remains undrawn as of March 31, 2016.

(20)
Total commitment of $4,932 remains undrawn as of March 31, 2016.

(21)
$2,500 of total commitment of $4,000 remains undrawn as of March 31, 2016.

(22)
Total commitment of $2,000 remains undrawn as of March 31, 2016.

(23)
$3,900 of total commitment of $5,000 remains undrawn as of March 31, 2016.

(24)
Total commitment of $11,515 remains undrawn as of March 31, 2016.

(25)
Total commitment of $2,000 remains undrawn as of March 31, 2016.

(26)
Total commitment of $6,000 remains undrawn as of March 31, 2016.

(27)
Total commitment of $752 remains undrawn as of March 31, 2016.

(28)
$4,000 of total commitment of $5,000 remains undrawn as of March 31, 2016.

(29)
Total commitment of $20,000 remains undrawn as of March 31, 2016.

(30)
Total commitment of $4,000 remains undrawn as of March 31, 2016.

(31)
Total commitment of $5,005 remains undrawn as of March 31, 2016.

(32)
Total commitment of $2,500 remains undrawn as of March 31, 2016.

(33)
Total commitment of $5,000 remains undrawn as of March 31, 2016.

(34)
Total commitment of $12,500 remains undrawn as of March 31, 2016.

(35)
Total commitment of $11,910 remains undrawn as of March 31, 2016.

(36)
Total commitment of $850 remains undrawn as of March 31, 2016.

(37)
Total commitment of $10,000 remains undrawn as of March 31, 2016.

(38)
Total commitment of $5,000 remains undrawn as of March 31, 2016.

(39)
Total commitment of $4,500 remains undrawn as of March 31, 2016.

(40)
Total commitment of $7,500 remains undrawn as of March 31, 2016.

(41)
$8,000 of total commitment of $10,000 remains undrawn as of March 31, 2016.

(42)
Total commitment of $1,000 remains undrawn as of March 31, 2016.

(43)
$0 of total commitment of $1,881 remains undrawn as of March 31, 2016.

(44)
$7,875 of total commitment of $11,250 remains undrawn as of March 31, 2016.

(45)
Total commitment of $2,500 remains undrawn as of March 31, 2016.

(46)
$200 of total commitment of $2,500 remains undrawn as of March 31, 2016.

(47)
Total commitment of $15,119 remains undrawn as of March 31, 2016.

(48)
Total commitment of $2,500 remains undrawn as of March 31, 2016.

(49)
Total commitment of $4,000 remains undrawn as of March 31, 2016.

(50)
$2,692 of total commitment of $3,314 remains undrawn as of March 31, 2016.

(51)
Total commitment of $7,683 remains undrawn as of March 31, 2016.

(52)
Total commitment of $2,900 remains undrawn as of March 31, 2016.

(53)
$833 of total commitment of $5,000 remains undrawn as of March 31, 2016.

(54)
$1,750 of total commitment of $2,500 remains undrawn as of March 31, 2016.

(55)
$3,100 of total commitment of $7,500 remains undrawn as of March 31, 2016.

(56)
Total commitment of $5,830 remains undrawn as of March 31, 2016.

(57)
Total commitment of $16,000 remains undrawn as of March 31, 2016.

(58)
Total commitment of $3,000 remains undrawn as of March 31, 2016.

              Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of March 31, 2016.

Senior Secured Loan Fund LLC

              The Senior Secured Loan Fund LLC, or SSLP, was formed in December 2007. We and GE co-invest through the SSLP in first lien senior secured loans of middle-market companies. The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The Company has provided capital to the SSLP in the form of the SSLP Certificates.

              In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with us in the SSLP, to CPPIB. This sale excluded GE's interest in the SSLP, and we and GE continue to operate the SSLP. We and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, we and GE may provide capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. On August 24, 2015, we were advised that GECC, as the holder of the Senior Notes of the SSLP, directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes us). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide us and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between us and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. We have been in dialogue with GE and CPPIB to determine if there is an opportunity to work together; however, to date there has been no agreement in respect of the SSLP as a result of these discussions and there can be no assurance that such discussions will continue or any such agreement will be reached. In addition to discussions with CPPIB and GECC, we are also exploring other options with respect to the SSLP's portfolio, although there can be no assurance that we will pursue any of them.

              As of March 31, 2016, we and GE had outstanding amounts funded of approximately $7.6 billion in aggregate principal amount to the SSLP. As discussed above, we anticipate that no new investments will be made by the SSLP and that we and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. As of March 31, 2016, the SSLP had commitments to fund delayed draw loans to certain of its portfolio companies of $145.4 million, which had been approved by the investment committee of the SSLP as described above.

              As of March 31, 2016, we had outstanding amounts funded of approximately $2.0 billion in aggregate principal amount to the SSLP. Additionally, as of March 31, 2016, we had commitments to co-invest in the SSLP for our portion of the SSLP's commitments to fund delayed draw loans to portfolio companies of up to $23.6 million. As discussed above, it is not anticipated that we will make new investments through the SSLP.

              For more information on the SSLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Secured Loan Program."

MANAGEMENT

              Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the quarterly valuation of our investments. The size of our board of directors is set at nine members and currently consists of four directors who are "interested persons" of Ares Capital as defined in Section 2(a)(19) of the Investment Company Act and five directors who are not such "interested persons." We refer to the directors who are non-interested persons as our "independent directors." We refer to our directors who are "interested persons" as our "interested directors." Our board of directors elects our officers, who serve at the discretion of the board of directors. The board of directors maintains an audit committee and nominating and governance committee, and may establish additional committees from time to time as necessary.

              Under our charter and bylaws, our directors are divided into three classes. Directors are elected for staggered terms of three years each, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN OTHER OFFICERS

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Independent Directors
Steve Bartlett, 68	Director	Class II Director since 2012 (term expires in 2018)(7)
			Since 2012, Mr. Bartlett has been providing strategic independent consulting services to several U.S. corporations. From 1999 to 2012, Mr. Bartlett served as President and Chief Executive Officer of the Financial Services Roundtable.	One(2)	Intersections Inc.
Ann Torre Bates, 57	Director	Class I Director since 2010 (term expires in 2017)
			Ms. Bates currently dedicates her time serving on boards of directors of several companies in the financial sector. From 1997 to 2012, Ms. Bates was a strategic and financial consultant, principally with respect to corporate finance matters.	One(2)	Navient Corporation, SLM Corporation, United Natural Foods, Inc., 19 investment companies in the Franklin Templeton Group of Mutual Funds
Daniel G. Kelly, Jr., 64	Director	Class III Director since 2016 (term expires in 2019)	Since 2016, Mr. Kelly has been retired. From 1999 to 2015, Mr. Kelly was a Partner of the law firm of Davis Polk & Wardwell LLP.	One(2)
Steven B. McKeever, 56	Director	Class I Director since 2012 (term expires in 2017)	Since 1997, Mr. McKeever has been CEO of Hidden Beach Recordings, an independent record label based in Los Angeles, California.	One(2)
Eric B. Siegel, 58	Director	Class III Director since 2004 (term expires in 2019)
			Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities.	One(2)	El Paso Electric Company

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Interested Directors
Michael J Arougheti, 43(3)	Co-Chairman and Director; Executive Vice President	Class I Director since February 2009 (term expires in 2017); Executive Vice President since October 2014 (indefinite term)
			Since October 2014, Mr. Arougheti has served as an Executive Vice President of the Company, since July 2014, he has served as Co-Chairman of the board of directors and since February 2009, he has served as a director of the Company. Mr. Arougheti previously served as Chief Executive Officer of the Company from May 2013 to July 2014 and President of the Company from May 2004 to May 2013. Mr. Arougheti is a Co-Founder and President of Ares. He is a Partner of the Ares Credit Group and a member of the Ares Board of Directors and Management Committee. In addition, Mr. Arougheti serves as a member of the Investment Committee of Ares Capital Management, the Ares Credit Group's U.S. and European Direct Lending Investment Committees, the Ares Equity Income Opportunity Strategy Portfolio Review Committee and the Ares Operations Management Group.	One(2)	Ares Management, L.P., Ares Commercial Real Estate Corporation
R. Kipp deVeer, 43(4)	Director and Chief Executive Officer	Class III Director since 2015 (term expires in 2019); Chief Executive Officer since July 2014 (indefinite term)
			Since July 2014, Mr. deVeer has served as Chief Executive Officer of the Company. Mr. deVeer previously served as President of the Company from May 2013 to July 2014. Mr. deVeer has served as an officer of Ares Capital Management since 2004. Mr. deVeer joined Ares in May 2004 and currently serves as Co-Head and a Partner of the Ares Credit Group and a member of the Management Committee of Ares. Mr. deVeer is a member of the Investment Committees of Ares Capital Management and the Ares Credit Group's U.S. and European Direct Lending Investment Committees. Mr. deVeer is also a director of Ares Management Limited.	One(2)
Robert L. Rosen, 69(5)	Director	Class II Director since 2004 (term expires in 2018)(7)
			Since February 2016, Mr. Rosen has been a Partner in the Ares Real Estate Group. Mr. Rosen additionally serves as Interim Co-Chief Executive Officer and a director of Ares Commercial Real Estate Corporation. Since August 2005, Mr. Rosen is the managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 1987 to the present, Mr. Rosen has been CEO of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare, media and multi-industry companies.	One(2)	Ares Commercial Real Estate Corporation, Sapient Corporation
Bennett Rosenthal, 52(6)	Co-Chairman and Director	Class II Director since 2004 (term expires in 2018)(7)
			Since July 2014, Mr. Rosenthal has served as Co-Chairman of the board of directors, and previously as Chairman of the board of directors since 2004. Mr. Rosenthal is a Co-Founder of Ares and currently serves as a Partner of Ares, Co-Head of and a Partner in the Ares Private Equity Group and a member of the Ares Board of Directors and Management Committee. Mr. Rosenthal is also a member of the Investment Committees of Ares Capital Management, certain funds managed by the Ares Credit Group, and certain funds managed by the Ares Private Equity Group.	One(2)	Ares Management, L.P., Nortek, Inc., Hanger, Inc.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Executive Officers and Certain Other Officers Who Are Not Directors
Joshua M. Bloomstein, 42	General Counsel, Vice President and Secretary	General Counsel since January 2010; Secretary since December 2010; Vice President since November 2006 (indefinite terms)
Since January 2010, Mr. Bloomstein has served as General Counsel of the Company, since December 2010, Mr. Bloomstein has served as Secretary of the Company and since November 2006, Mr. Bloomstein has served as Vice President of the Company. He joined Ares in November 2006 and currently serves as a Partner and Co-General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management.
Mitchell Goldstein, 49	Co-President	Since July 2014 (indefinite term)
Since July 2014, Mr. Goldstein has served as a Co-President of the Company. Mr. Goldstein previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mr. Goldstein has served as an officer of Ares Capital Management since 2005. Mr. Goldstein joined Ares in May 2005 and currently serves as a Partner of the Ares Credit Group and a member of the Management Committee of Ares. Mr. Goldstein is a member of the Investment Committees of Ares Capital Management, the Ares Credit Group's U.S. Direct Lending Investment Committee and the Ivy Hill Asset Management Investment Committee.
Miriam Krieger, 40	Chief Compliance Officer	Since July 2011 (indefinite term)	Since July 2011, Ms. Krieger has served as Chief Compliance Officer of the Company, and currently serves as a Managing Director and Deputy Chief Compliance Officer within the Ares Compliance Group.
Scott C. Lem, 38	Chief Accounting Officer, Vice President and Treasurer	Chief Accounting Officer since December 2013; Vice President and Treasurer since May 2013 (indefinite terms)
Since December 2013, Mr. Lem has served as Chief Accounting Officer of the Company and since May 2013, Mr. Lem has served as Vice President and Treasurer of the Company. Mr. Lem previously served as Assistant Treasurer of the Company from May 2009 to May 2013. Mr. Lem is a Managing Director and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department.
Michael McFerran, 44	Vice President and Assistant Treasurer	Since March 2015 (indefinite terms)
Since April 2015, Mr. McFerran has served as Vice President and Assistant Treasurer of the Company. Mr. McFerran joined Ares in March 2015 and serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Prior to joining Ares, Mr. McFerran was a Managing Director at KKR where he was Chief Financial Officer of KKR's credit business and Chief Operating Officer and Chief Financial Officer of KKR Financial Holdings LLC.
Daniel F. Nguyen, 44	Vice President and Assistant Treasurer	Vice President since January 2011 and Assistant Treasurer since May 2013 (indefinite terms)
Since January 2011, Mr. Nguyen has served as Vice President of the Company and since May 2013, Mr. Nguyen has served as Assistant Treasurer of the Company. From September 2012 to May 2013, Mr. Nguyen served as Treasurer of the Company. Mr. Nguyen joined Ares in August 2000 and currently serves as Executive Vice President, Chief Financial Officer and Treasurer of the Ares Private Equity Group. Mr. Nguyen also currently serves as Treasurer of Ares Commercial Real Estate Corporation.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Penni F. Roll, 50	Chief Financial Officer	Since December 2010 (indefinite term)	Since December 2010, Ms. Roll has served as Chief Financial Officer of the Company. Ms. Roll is the Chief Financial Officer of the Ares Credit Group and a member of the Ares Enterprise Risk Committee. Ms. Roll also currently serves as Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc. and as Partner—Finance of Ares Capital Management.
Michael L. Smith, 44	Co-President	Since July 2014 (indefinite term)
Since July 2014, Mr. Smith has served as a Co-President of the Company. Mr. Smith previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mr. Smith has served as an officer of Ares Capital Management since 2004. Mr. Smith joined Ares in May 2004 and currently serves as a Partner of the Ares Credit Group and a member of the Management Committee of Ares. Mr. Smith is a member of the Investment Committees of Ares Capital Management, the Ares Credit Group's U.S. Direct Lending Investment Committee and the Ivy Hill Asset Management Investment Committee.
Michael D. Weiner, 63	Vice President	Since September 2006 (indefinite term)
			Since September 2006, Mr. Weiner has been Vice President of the Company. Mr. Weiner currently serves as Executive Vice President and Chief Legal Officer of Ares Management GP LLC, Ares' general partner, Partner and General Counsel in the Ares Legal Group and a member of the Ares Management Committee. He additionally is a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Mr. Weiner has also served as Vice President and General Counsel of Ares Commercial Real Estate Corporation since March 2012 and Vice President and Assistant Secretary of Ares Dynamic Credit Allocation Fund, Inc. since October 2012.		.

(1)
The business address of Messrs. Arougheti, Bloomstein, deVeer, Goldstein, Rosen and Smith and Ms. Roll is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The business address of Ms. Krieger is c/o Ares Capital Corporation, 2200 Pennsylvania Avenue, NW, Suite 400 East, Washington, DC 20037. The business address of each other director, executive officer and listed officer is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

(2)
Including the Company.

(3)
Mr. Arougheti is an interested director because he is an Executive Vice President of the Company, is on the Investment Committee of our investment adviser, is a Co-Founder and President of Ares and serves on the Board of Directors and Management Committee of Ares.

(4)
Mr. deVeer is an interested director because he is the Chief Executive Officer of the Company, is an officer of and on the Investment Committee of our investment adviser, and serves on the Management Committee of Ares.

(5)
Mr. Rosen is an interested director because he is a Partner of Ares.

(6)
Mr. Rosenthal is an interested director because he is on the Investment Committee of our investment adviser, is a Co-Founder and Partner of Ares and serves on the Board of Directors and Management Committee of Ares.

(7)
Each of the Class II directors received the affirmative vote of over 95% of the shares voted at the 2015 Annual Meeting of Stockholders but did not receive the affirmative vote of holders of at least a majority of the shares outstanding and entitled to vote at such meeting. Accordingly, pursuant to Maryland law, they have continued and will continue to serve as directors of the Company until their successors are duly elected and qualify.

Biographical Information and Discussion of Experience and Qualifications, etc.

Directors

              As described below under "Committees of the Board of Directors—Nominating and Governance Committee," the board of directors has identified certain desired attributes for director nominees. Each of our directors has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the board of directors and contribute to the success of the Company and can represent the long-term interests of the Company's stockholders as a whole. Our directors have been selected such that the board of directors represents a range of backgrounds and experience. Set forth below is biographical information of each director, including a discussion of such director's particular experience, qualifications, attributes or skills that lead us and our board of directors to conclude, as of the date of this prospectus, that such individual should serve as a director, in light of the Company's business and structure.

Independent Directors

              Steve Bartlett, 68, has served as a director of the Company since 2012 and currently serves on the audit committee. Mr. Bartlett has been a consultant since 2012, providing strategic independent consulting services to several U.S. corporations. From 1999 to 2012, Mr. Bartlett served as President and Chief Executive Officer of the Financial Services Roundtable. Mr. Bartlett currently sits on the board of directors of the Homeownership Preservation Foundation (HPF). In 2001, Mr. Bartlett served on the President's Commission on Excellence in Special Education. Mr. Bartlett previously served as the Mayor of Dallas, Texas from 1991 to 1995, a member of the United States Congress from 1983 to 1991, and a member of the Dallas City Council from 1977 to 1981. Mr. Bartlett also founded Meridian Products Corporation, a manufacturer of injection molded plastics in 1976. Mr. Bartlett previously served on the Board of Governors of the National YMCA, the board of directors of BIPAC and Easter Seals of Greater Washington, DC, and the board of directors for the following companies: Centene Corporation (NYSE), IMCO Recycling, Inc. (NYSE), KB Home Corporation (NYSE), Sun Coast Industries (NYSE), Dallas Can! and Grace Presbyterian Village. Mr. Bartlett also served as co-chair of Character Counts of Dallas and chair of the Trinity Trails. Mr. Bartlett also served on the Dallas-Fort Worth International Airport Board. Mr. Bartlett currently serves on the board of directors of Intersections Inc. (NASDAQ). Mr. Bartlett graduated from the University of Texas at Austin in 1971, later serving as a guest lecturer at the Lyndon B. Johnson School of Public Affairs. We believe that Mr. Bartlett's experience serving as President and Chief Executive Officer of the Financial Services Roundtable, his experience in politics (including serving as the Mayor of Dallas, Texas, a member of the United States Congress and a member of the Dallas City Council) and his service as a director of public and private companies provides the board of directors with key experience and insight to the Company, especially with respect to issues specific to boards of directors of public companies and companies in the financial services industry.

              Ann Torre Bates, 57, has served as a director of the Company since 2010 and is currently the chairperson of the audit committee. Ms. Bates currently dedicates her time serving on the boards of directors of several companies primarily in the financial sector. From 1997 to 2012, Ms. Bates was a strategic and financial consultant, principally with respect to corporate finance matters. From 1995 to 1997, Ms. Bates served as Executive Vice President, Chief Financial Officer and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Bates was Vice President and Treasurer of US Airways, and held various finance positions from 1988 to 1991. She currently serves on the board of directors of Navient Corporation and United Natural Foods, Inc. and is a director or trustee of 19 investment companies in the Franklin Templeton Group of Mutual Funds. She previously served as a director of Allied Capital Corporation from 2003 to 2010 and SLM Corporation from 1997 to 2014. Ms. Bates holds a B.B.A. in Accountancy from the University of Notre Dame and an M.B.A. in Finance and Economics from Cornell University. We believe that Ms. Bates' experience serving as a director of other public companies in the financial sector, as well as her past experience as a chief financial officer, provides the board of directors and, specifically, the audit committee of the board of directors with valuable knowledge and insight in the financial services sector as well as experience in financial and accounting matters.

              Daniel G. Kelly, Jr., 64, has served as a director of the Company since May 2016. Mr. Kelly was a Partner of Davis Polk & Wardwell LLP, an international law firm, from 1999 to 2015, co-founding its Silicon Valley office in 1999. During his time at Davis Polk, Mr. Kelly had an extensive corporate practice representing companies, private equity funds and financial institutions in a broad array of complex transactions, and also acted as a senior advisor to boards and special committees on numerous sensitive matters. Prior to joining Davis Polk, Mr. Kelly was a senior officer of a major investment banking firm, the chief legal officer of a NYSE-listed corporation and a partner involved in management of two other law firms. Mr. Kelly graduated magna cum laude with a B.A. in History from Yale University and received his J.D. from Columbia University School of Law where he served as Notes and Comments Editor of the Columbia Law Review. We believe that Mr. Kelly's experience practicing as a corporate lawyer, including his substantial experience in providing advice and counsel on corporate governance and securities law matters to numerous public company clients in a wide variety of industries, provides the board of directors with unique insight on its duties and responsibilities.

              Steven B. McKeever, 56, has served as a director of the Company since 2012 and is currently the chairperson of the nominating and governance committee. Mr. McKeever is the CEO of Hidden Beach Recordings, an independent record label based in Los Angeles, California, which Mr. McKeever founded in 1997. From 1991 to 1995, Mr. McKeever was with Motown Records, where he served as Executive Vice President of Talent and Creative Affairs from 1993 to 1995 and Senior Vice President of Artists and Repertoire from 1991 to 1993. In 1992, Mr. McKeever created MoJAZZ Records, a subsidiary of Motown Records and served as its President. In 1993, he was instrumental in the sale of Motown Records to PolyGram Records. Mr. McKeever eventually left Motown Records in 1995 to work on his own entrepreneurial projects. Mr. McKeever began his career at the law firm of Irell & Manella LLP in Los Angeles as an entertainment lawyer. In 2011, Mr. McKeever served as the Executive Producer of Entertainment for the dedication of the Martin Luther King, Jr. Memorial in Washington, D.C. Mr. McKeever currently serves as a director of several organizations, including College Bound (Chairman), African Ancestry.com and The Pacific Institute Spirit Board. He served as a Governor of the Los Angeles Chapter of The National Academy of Recording Arts and Sciences (a/k/a The GRAMMYs) from 2001 to 2003 and 2008 to 2010 and gives generous time to various charitable organizations such as The City of Hope. Mr. McKeever received his B.S. from the University of Illinois at Urbana Champaign and received his J.D. from Harvard Law School. We believe that Mr. McKeever's diversity of experiences, in particular his small business and entrepreneurial experience, provides the board of directors with unique insight and expertise into the management of small and middle-market companies.

              Eric B. Siegel, 58, has served as a director of the Company since 2004 and has been the lead independent director of the board of directors since 2010. Mr. Siegel currently serves on the audit committee and the nominating and governance committee. Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities. Mr. Siegel is currently a member of the Advisory Board of and Special Advisor to the Chairman of the Milwaukee Brewers Baseball Club, to which he devotes the bulk of his time, and a director and Chairman of the Executive Committee and Nominating and Governance Committee and member of the Audit Committee of El Paso Electric Company, a NYSE publicly traded utility company. Mr. Siegel is also a past member of the boards of directors of a number of public and private companies, including Kerzner International Ltd. Mr. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P., private investment management firms. Mr. Siegel is a member of the board of directors of the Friends of the Los Angeles Saban Free Clinic and a past member of the Board of Trustees of the Marlborough School. Mr. Siegel holds his B.A. summa cum laude and Phi Beta Kappa and J.D. Order of the Coif from the University of California at Los Angeles. We believe that Mr. Siegel's experience practicing as a corporate lawyer provides valuable insight to the board of directors on regulatory and risk management issues and his experience as a partner in investment firms and over 20 years of experience serving as a director for both public and private companies provide industry-specific knowledge and expertise to the board of directors.

Interested Directors

              Michael J Arougheti, 43, has served as Co-Chairman of the board of directors since July 2014, as a director of the Company since 2009 and as an Executive Vice President of the Company since October 2014. Mr. Arougheti previously served as Chief Executive Officer of the Company from May 2013 to July 2014, and President of the Company from May 2004 to May 2013. Mr. Arougheti is a Co-Founder and President of Ares. He is a Partner of the Ares Credit Group and serves as a member of the Board of Directors and Management Committee of Ares. Mr. Arougheti also is a member of the Investment Committee of our investment adviser, and the Ares Credit Group's U.S. and European Direct Lending Investment Committees, the Ares Equity Income Opportunity Strategy Portfolio Review Committee and the Ares Operations Management Group. Mr. Arougheti may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From 2001 to 2004, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. At RBC Capital Partners, Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle-market leveraged loans, senior and junior subordinated debt, preferred equity and common stock and warrants on behalf of RBC and other third party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Mr. Arougheti also sat on the firm's Investment Committee. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder, Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group. In addition to serving as chairman of the board of directors of Ares Commercial Real Estate Corporation, Mr. Arougheti also serves on the boards of directors of Investor Group Services, Riverspace Arts and Operation HOPE.Mr. Arougheti received a B.A. in Ethics, Politics and Economics, cum laude, from Yale University. We believe that Mr. Arougheti's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company's business and operations, not only gives the board of directors valuable industry-specific knowledge and expertise on these and other matters but also position him well to continue to serve as co-chairman of our board of directors. Mr. Arougheti is an interested director because he is an Executive Vice President of the Company, is on the Investment Committee of our investment adviser, is a Co-Founder and President of Ares and serves as a member of the Board of Directors and Management Committee of Ares.

              R. Kipp deVeer, 43, has served as a director of the Company since 2015 and currently serves as Chief Executive Officer of the Company. Mr. deVeer previously served as President of the Company from May 2013 to July 2014. He joined Ares in May 2004 and currently serves as Co-Head and a Partner of the Ares Credit Group and a member of the Management Committee of Ares. Mr. deVeer may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. deVeer is a member of the Investment Committees of our investment adviser and the Ares Credit Group's U.S. and European Direct Lending Investment Committees. Mr. deVeer is also a director of Ares Management Limited, a subsidiary of Ares Management, L.P. overseeing the European activities of Ares. Prior to joining Ares, Mr. deVeer was a partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle-market financing and principal investment business. Mr. deVeer joined RBC in October 2001 from Indosuez Capital, where he was Vice President in the Merchant Banking Group. Previously, Mr. deVeer worked at J.P. Morgan and Co., both in the Special Investment Group of J.P. Morgan Investment Management, Inc. and the Investment Banking Division of J.P. Morgan Securities Inc. Mr. deVeer received a B.A. from Yale University and an M.B.A. from Stanford University's Graduate School of Business. We believe that Mr. deVeer's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company's business and operations, gives the board of directors valuable industry-specific knowledge and expertise on these and other matters. Mr. deVeer is an interested director because he is the Chief Executive Officer of the Company, is an officer of and on the Investment Committee of our investment adviser, and serves on the Management Committee of Ares.

              Robert L. Rosen, 69, has served as a director of the Company since 2004 and is a Partner in the Ares Real Estate Group. Mr. Rosen additionally serves as Interim Co-Chief Executive Officer of and a director of Ares Commercial Real Estate Corporation. Mr. Rosen is the managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 2005 to 2008, Mr. Rosen was a Managing Partner of RLR Focus Fund LP, an "active value" hedge fund. From 1995 to 2001, Mr. Rosen served as an exclusive consultant to Apollo Management, L.P. In 1998, Mr. Rosen founded National Financial Partners (NYSE: NFP), an independent provider of financial services to high net worth individuals and small to medium sized corporations. He served as NFP's CEO from 1998 to 2000 and as its Chairman until January 2002. From 1987 to 1993, Mr. Rosen was a Managing Partner of Ballantrae Partners, L.P., an investment partnership. From 1989 to 1993, Mr. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Mr. Rosen was Vice Chairman of Maxxam Group. Prior to that, Mr. Rosen spent twelve years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. Mr. Rosen is a member of the board of directors of Ares Commercial Real Estate Corporation and previously served on the board of directors of Sapient Corporation. Mr. Rosen is a member of the NYU Stern School of Business Board of Overseers and a member of the Council on Foreign Relations. Mr. Rosen holds a B.A. from the City University of New York in Economics and an M.B.A. from the New York University Leonard N. Stern School of Business in Finance. We believe that Mr. Rosen's over 35 years of experience as a senior executive of financial services, healthcare services and private equity funds brings broad financial industry and specific investment management insight and experience to the board of directors and that his expertise in finance provides valuable knowledge to the board of directors. Mr. Rosen is an interested director because he is a Partner of Ares.

              Bennett Rosenthal, 52, has served as Co-Chairman of the board of directors since 2014, and previously as Chairman of the board of directors since 2004. Mr. Rosenthal is a Co-Founder and Partner of Ares. He is Co-Head of and a Partner in the Ares Private Equity Group and serves as a member of the Board of Directors and Management Committee of Ares. Mr. Rosenthal also is a member of the Investment Committees of our investment adviser, certain funds managed by the Ares Private Equity Group and certain funds managed by the Ares Credit Group. Mr. Rosenthal may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Rosenthal joined Ares in 1998 from Merrill Lynch & Co., where he served as a Managing Director in the Global Leveraged Finance Group. Mr. Rosenthal currently serves on the Board of Directors of City Ventures, LLC, Jacuzzi Brands Corporation, Nortek, Inc., True Oil Company LLC, the parent entities of CHG Healthcare Holdings L.P., CPG International Inc., National Veterinary Associates, Inc., Serta International Holdco LLC and Simmons Bedding Company, and several other private companies. Mr. Rosenthal's previous board of directors experience includes Maidenform Brands, Inc., Hanger, Inc. and Aspen Dental Management, Inc. Mr. Rosenthal also serves on the Board of Trustees of the Windward School in Los Angeles, and on the Graduate Executive Board of the Wharton School of Business. Mr. Rosenthal graduated summa cum laude with a B.S. in Economics from the University of Pennsylvania's Wharton School of Business where he also received his M.B.A. with distinction. We believe that Mr. Rosenthal's intimate knowledge of the business and operations of Ares, extensive experience in the financial industry as well as the management of private equity and debt investments in particular and experience as a director of other public and private companies not only give the board of directors valuable insight but also position him well to continue to serve as co-chairman of the board of directors. Mr. Rosenthal is an interested director because he is on the Investment Committee of our investment adviser, is a Co-Founder and Partner of Ares and serves on the Board of Directors and Management Committee of Ares.

Executive Officers and Certain Other Officers Who Are Not Directors

              Joshua M. Bloomstein, 42, serves as the General Counsel, Vice President and Secretary of the Company. He joined Ares in November 2006 and currently serves as a Partner and Co-General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. He is also a member of the Ares Enterprise Risk Committee. Prior to joining Ares, Mr. Bloomstein was an attorney with Latham & Watkins LLP specializing in leveraged buyouts and private equity investments as well as general partnership and corporate matters. Mr. Bloomstein graduated magna cum laude with a B.A. in Political Science from the State University of New York at Albany and received a J.D. degree, magna cum laude, from the University of Miami, where he was elected to the Order of the Coif.

              Mitchell Goldstein, 49, serves as a Co-President of the Company. Mr. Goldstein previously served as an Executive Vice President of the Company from May 2013 to July 2014. He joined Ares in May 2005 and currently serves as a Partner of the Ares Credit Group and a member of the Management Committee of Ares, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Goldstein is a member of the Investment Committees of our investment adviser, the Ares Credit Group's U.S. Direct Lending Investment Committee and the Ivy Hill Asset Management Investment Committee and the Ares Commercial Finance Investment Committee. Prior to joining Ares, Mr. Goldstein worked at Credit Suisse First Boston ("CSFB"), where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mr. Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mr. Goldstein worked at Bankers Trust. Mr. Goldstein graduated summa cum laude from the State University of New York at Binghamton with a B.S. in Accounting, received an M.B.A. from Columbia University's Graduate School of Business and is a Certified Public Accountant.

              Miriam Krieger, 40, serves as Chief Compliance Officer of the Company. She joined Ares in April 2010 and is a Managing Director and Deputy Chief Compliance Officer within the Ares Compliance Group. She may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From March 2008 until joining Ares, Ms. Krieger was Chief Compliance Officer and Corporate Secretary of Allied Capital Corporation, where she also served as Executive Vice President from August 2008 until April 2010 and as Senior Vice President from March 2008 to August 2008. Ms. Krieger also served as Senior Vice President and Chief Compliance Officer at MCG Capital Corporation, a publicly traded business development company, from 2006 to 2008 and Vice President and Assistant General Counsel from 2004 to 2006. From 2001 to 2004, Ms. Krieger was an associate in the Financial Services Group of the law firm of Sutherland Asbill & Brennan LLP. Ms. Krieger graduated with a B.A. in Economics and Political Science from Wellesley College and received a J.D. and an M.A. in Economics from Duke University.

              Scott C. Lem, 38, serves as Chief Accounting Officer, Vice President and Treasurer of the Company. Mr. Lem previously served as Assistant Treasurer of the Company from May 2009 to May 2013. He is a Managing Director and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From July 2003 to December 2008, Mr. Lem served as Controller of Ares Management. Prior to joining Ares in July 2003, Mr. Lem was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate conducting audits for clients across several industries including entertainment, hospitality and real estate. Mr. Lem graduated summa cum laude with a B.S. in Accounting from the University of Southern California's Leventhal School of Accounting and summa cum laude with a B.S. in Business Administration from the University of Southern California's Marshall School of Business. Mr. Lem has also received an M.B.A. in Finance from UCLA's Anderson School of Management. Mr. Lem is a Certified Public Accountant (Inactive).

              Michael McFerran, 44, serves as a Vice President and Assistant Treasurer of the Company. He is Executive Vice President, Chief Financial Officer and Treasurer of Ares and serves on the Management Committee of Ares Management. He additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Prior to joining Ares in March 2015, Mr. McFerran was a Managing Director at KKR where he was Chief Financial Officer of KKR's credit business and Chief Operating Officer and Chief Financial Officer of KKR Financial Holdings LLC. Prior to joining KKR, Mr. McFerran spent the majority of his career at Ernst & Young LLP where he was a senior manager in their financial services industry practice. Mr. McFerran also held Vice President roles at XL Capital Ltd. and American Express. Mr. McFerran received an M.B.A. from the Haas School of Business at U.C. Berkeley and a B.S. in Business Administration from San Francisco State University.

              Daniel F. Nguyen, 44, serves as a Vice President and Assistant Treasurer of the Company. He joined Ares in August 2000 and serves as a Partner in the Ares Finance Department, Chief Financial Officer of the Ares Private Equity Group, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Nguyen also serves as Treasurer of Ares Commercial Real Estate Corporation. From March 2007 to December 2010 and from September 2012 to May 2013, Mr. Nguyen served as Treasurer of the Company and from August 2004 to March 2007, as Chief Financial Officer of the Company. From 2002 to 2015, Mr. Nguyen served as Chief Financial Officer of Ares Management, L.P. and its predecessor. From 1996 to 2000, Mr. Nguyen was with Arthur Andersen LLP, where he was in charge of conducting business audits on financial clients, performing due diligence investigation of potential mergers and acquisitions and analyzing changes in accounting guidelines for derivatives. Mr. Nguyen graduated with a B.S. in Accounting from the University of Southern California's Leventhal School of Accounting and received an M.B.A. in Global Business from Pepperdine University's Graziadio School of Business and Management. Mr. Nguyen also studied European Business at Oxford University as part of the M.B.A. curriculum. Mr. Nguyen is a Chartered Financial Analyst® and a Certified Public Accountant.

              Penni F. Roll, 50, serves as the Chief Financial Officer of the Company and of the Ares Credit Group and additionally serves as a member of the Ares Enterprise Risk Committee. She also serves as Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc., a publicly traded closed end fund managed by an affiliate of Ares Management. Ms. Roll joined Ares in April 2010 and now serves as Partner—Finance of Ares Capital Management and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Ms. Roll served as Chief Financial Officer of Allied Capital Corporation from 1998 until April 2010. Ms. Roll joined Allied Capital Corporation in 1995 as its Controller after serving as a Manager in KPMG LLP's financial services practice. Ms. Roll graduated magna cum laude with a BSBA in Accounting from West Virginia University. Ms. Roll is a Certified Public Accountant (Inactive).

              Michael L. Smith, 44, serves as a Co-President of the Company. Mr. Smith previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mr. Smith joined Ares in May 2004 and currently serves as a Partner in the Ares Credit Group and a member of the Management Committee of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Smith is a member of the Investment Committees of our investment adviser, the Ares Credit Group's U.S. Direct Lending Investment Committee, the Ivy Hill Asset Management Investment Committee and the Ares Commercial Finance Investment Committee. Prior to joining Ares, Mr. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle-market financing and principal investment business. Mr. Smith joined RBC in October 2001 from Indosuez Capital, where he was a Vice President in the Merchant Banking Group. Previously, Mr. Smith worked at Kenter, Glastris & Company, and at Salomon Brothers Inc., in their Debt Capital Markets Group and Financial Institutions Group. Mr. Smith received a B.S. in Business Administration, cum laude, from the University of Notre Dame and a Masters in Management from Northwestern University's Kellogg Graduate School of Management.

              Michael D. Weiner, 63, serves as a Vice President of the Company. Mr. Weiner serves as Executive Vice President and Chief Legal Officer of Ares Management GP LLC, Ares' general partner, Partner and General Counsel in the Ares Legal Group and is a member of the Management Committee of Ares. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Weiner has also served as Vice President and General Counsel of Ares Commercial Real Estate Corporation since 2012, Vice President and Assistant Secretary of Ares Dynamic Credit Allocation Fund, Inc., a NYSE-listed, closed-end fund managed by an affiliate of Ares Management since 2012. From September 2006 to January 2010, Mr. Weiner served as General Counsel of the Company. He additionally is a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Mr. Weiner joined Ares in September 2006. Previously, Mr. Weiner served as General Counsel to Apollo Management, L.P. and had been an officer of the corporate general partners of Apollo since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in corporate and alternative financing transactions, securities law as well as general partnership, corporate and regulatory matters. Mr. Weiner has served on the boards of directors of several corporations. Mr. Weiner currently serves on the Board of Governors of the Cedars-Sinai Medical Center in Los Angeles. Mr. Weiner graduated with a B.S. in Business and Finance from the University of California at Berkeley and a J.D. from the University of Santa Clara.

BOARD LEADERSHIP STRUCTURE

              Our board of directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our board of directors approves the appointment of our investment adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser, administrator and officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

              Under the Company's bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board of directors. We do not have a fixed policy as to whether the chairman of the board of directors should be an independent director and believe that our flexibility to select our chairman and reorganize our leadership structure from time to time is in the best interests of the Company and its stockholders.

              Presently, Mr. Arougheti and Mr. Rosenthal serve as co-chairs of our board of directors. Mr. Arougheti is an interested director because he is an Executive Vice President of the Company, is on the Investment Committee of the investment adviser, is a Co-Founder and President of Ares and serves as a member of the Board of Directors and Management Committee of Ares. The Company believes that Mr. Arougheti's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company's business and operations, gives our board of directors valuable industry-specific knowledge and expertise on these and other matters. Mr. Rosenthal is an interested director because he is on the Investment Committee of our investment adviser, is a Co-Founder and Partner of Ares and serves on the Board of Directors and Management Committee of Ares. We believe that Mr. Rosenthal's history with the Company, familiarity with the Ares investment platform and extensive experience in the management of private equity and debt investments qualifies him to serve as co-chairman of our board of directors. Moreover, we believe that we are best served through our existing leadership structure with Mr. Arougheti and Mr. Rosenthal as co-chairs of our board of directors, as Mr. Arougheti and Mr. Rosenthal's relationships with our investment adviser provide an effective bridge between our board of directors and our investment adviser, thus ensuring an open dialogue between our board of directors and our investment adviser and that both groups act with a common purpose.

              The independent directors have designated a lead independent director whose duties include, among other things, chairing executive sessions of the independent directors, acting as a liaison between the independent directors and the co-chairs of the board of directors and between the independent directors and officers of the Company and our investment adviser, facilitating communication among the independent directors and the Company's counsel, reviewing and commenting on board and committee meeting agendas and calling additional meetings of the independent directors as appropriate. In August 2010, the board of directors designated and appointed Mr. Siegel as the lead independent director and Mr. Siegel has served as lead independent director since that time.

              We believe that board leadership structures must be evaluated on a case-by-case basis and that our existing board leadership structure is appropriate. However, we continually re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company's needs.

BOARD'S ROLE IN RISK OVERSIGHT

              Our board of directors performs its risk oversight function and fulfills its risk oversight responsibilities primarily (a) through its two standing committees, which report to the entire board of directors and are comprised solely of independent directors and (b) by working with our Chief Compliance Officer to monitor risk in accordance with our compliance policies and procedures.

              As described below in more detail under "Committees of the Board of Directors," the audit committee and the nominating and governance committee assist the board of directors in performing its risk oversight function and fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing the Company's accounting and financial reporting processes, assisting the board of directors in fulfilling its oversight responsibilities relating to the Company's systems of internal controls over financial reporting, audits of the Company's financial statements and disclosure controls and procedures, assisting the board of directors in determining the fair value of securities that are not publicly traded or for which current market values are not readily available, and discussing with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. The nominating and governance committee's risk oversight responsibilities include developing, reviewing and updating certain policies regarding the nomination of directors, identifying, evaluating and nominating directors to fill vacancies on the board of directors or to stand for election by our stockholders, reviewing the Company's policies relating to corporate governance, and overseeing the evaluation of our board of directors and its committees.

              Our board of directors also performs its risk oversight function and fulfills its risk oversight responsibilities by working with our Chief Compliance Officer to monitor risk in accordance with the Company's policies and procedures. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. Our Chief Compliance Officer's report, which is reviewed by and discussed with our board of directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of our Chief Compliance Officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which our board of directors would reasonably need to know to oversee the Company's compliance activities and risks. In addition, our Chief Compliance Officer reports to our board of directors on a quarterly basis with respect to material compliance matters and meets separately in executive session with the independent directors periodically, but in no event less than once each year.

              We believe that our board of directors' role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. Specifically, as a BDC we must comply with certain regulatory requirements and restrictions that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in "qualifying assets" and, subject to certain exceptions, we are subject to restrictions on our ability to engage in transactions with Ares and its affiliates. See "Regulation." In addition, we have elected to be treated as a RIC under the Code. As a RIC we must, among other things, meet certain source of income and asset diversification requirements. See "Certain Material U.S. Federal Income Tax Considerations."

              We believe that the extent of our board of directors' (and its committees') role in risk oversight complements our board of directors' leadership structure because it allows our independent directors, through the two fully independent board committees, a lead independent director, executive sessions with each of our Chief Compliance Officer, our independent registered public accounting firm and independent valuation providers and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

              We believe that our board of directors' role in risk oversight must be evaluated on a case-by-case basis and that our board of directors' existing role in risk oversight is appropriate. However, our board of directors re-examines the manner in which it administers its risk oversight function on an ongoing basis to ensure that it continues to meet the Company's needs.

COMMITTEES OF THE BOARD OF DIRECTORS

              Our board of directors has established an audit committee and a nominating and governance committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. During 2015, the board of directors held 15 formal meetings, the audit committee held four formal meetings, and the nominating and governance committee held four formal meetings. We encourage, but do not require, the directors to attend our annual meeting of stockholders in person.

Audit Committee

              The members of the audit committee are Ms. Bates and Messrs. Bartlett and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Ms. Bates currently serves as chairperson of the audit committee.

              The role of the audit committee is to assist our board of directors in fulfilling its oversight responsibilities by: (i) overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements and internal control over financial reporting and (ii) reviewing the financial reports and other financial information provided by the Company to the public. The audit committee is also responsible for approving our independent registered public accounting firm and recommending them to our board of directors (including a majority of the independent directors) for approval and submission to our stockholders for ratification, reviewing with our independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by our independent registered public accounting firm, reviewing the independence of our independent registered public accounting firm and reviewing the adequacy of our internal controls and procedures.

              The audit committee also assists our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available, and in connection therewith recommends valuation policies to the board of directors, considers valuation issues with respect to liquid securities and reviews valuations of illiquid securities proposed by the investment adviser. The audit committee also receives input from independent valuation firms that have been engaged at the direction of the board of directors to value certain portfolio investments. In addition, the audit committee is responsible for discussing with the Company's officers and management of our investment adviser the Company's major financial risk exposures and the steps that the Company has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. The audit committee also reviews and approves all transactions with related persons of the Company that are brought to the audit committee's attention, including each annual renewal of our investment advisory and management agreement and our administration agreement.

              This description of the audit committee's role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the audit committee, which can be accessed via the Company's website at www.arescapitalcorp.com. The contents of the Company's website are not intended to be incorporated by reference into this prospectus or the accompanying prospectus supplement, and any references to the Company's website are intended to be inactive textual references only.

              Our board of directors has determined that Ms. Bates is an "audit committee financial expert" within the meaning of the rules of the SEC.

Nominating and Governance Committee

              The members of the nominating and governance committee are Messrs. McKeever and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Mr. McKeever currently serves as chairman of the nominating and governance committee. The nominating and governance committee is responsible for (i) developing, reviewing and, as appropriate, updating certain policies regarding the nomination of directors and recommending such policies or any changes in such policies to the board of directors for approval, (ii) identifying individuals qualified to become directors, (iii) evaluating and recommending to the board of directors nominees to fill vacancies on the board of directors or committees thereof or to stand for election by the stockholders of the Company, (iv) reviewing the Company's policies relating to corporate governance and recommending any changes in such policies to the board of directors, and (v) overseeing the evaluation of the board of directors (including its leadership structure) and its committees.

              In considering possible candidates for election as a director, the nominating and governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to the Company's officers and management of the investment adviser and the administrator;

  •
  have sufficient time available to devote to the affairs of the Company;

  •
  are able to work with the other members of the board of directors and contribute to the success of the Company;

  •
  can represent the long-term interests of the Company's stockholders as a whole; and

  •
  are selected such that the board of directors represents a range of backgrounds and experience.

              The nominating and governance committee also considers all applicable legal and regulatory requirements that govern the composition of the board of directors.

              The nominating and governance committee may consider recommendations for nomination of directors from our stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by our bylaws) and received at our principal executive offices not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting or later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting or (2) the 10th day following the day on which public announcement of such meeting date is first made.

              This description of the nominating and governance committee's role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the nominating and governance committee, which can be accessed via the Company's website at www.arescapitalcorp.com. The contents of the Company's website are not intended to be incorporated by reference into this prospectus or the accompanying prospectus supplement, and any references to the Company's website are intended to be inactive textual references only.

Compensation Committee

              The role of the compensation committee is performed by the audit committee, which is comprised entirely of independent directors for purposes of the NASDAQ corporate governance requirements and rules and regulations of the SEC, including the compensation committee requirements of NASDAQ Marketplace Rule 5605(d) and Rule 5605(a)(2). The Company's executive officers do not receive any direct compensation from us. The audit committee charter contains all of the provisions that a compensation committee charter would be required to include under the NASDAQ corporate governance listing requirements and the rules and regulations of the SEC. In addition, pursuant to the audit committee charter, the amounts payable to our investment adviser and our administrator pursuant to our investment advisory and management agreement and administration agreement, respectively, are separately approved by the audit committee. The compensation payable to our investment adviser pursuant to the investment advisory and management agreement is also separately approved by a majority of our independent directors in accordance with Section 15(c) of the Investment Company Act.

              The specific responsibilities of the audit committee, including those related to compensation, are set forth in the charter of the audit committee, which can be accessed via the Company's website at www.arescapitalcorp.com. The contents of the Company's website are not intended to be incorporated by reference into this prospectus or the accompanying prospectus supplement, and any references to the Company's website are intended to be inactive textual references only.

BENEFICIAL OWNERSHIP OF OUR DIRECTORS

              The following table sets forth the dollar range of our equity securities based on the closing price of our common stock on June 17, 2016 and the number of shares beneficially owned by each of our directors as of December 31, 2015. We are not part of a "family of investment companies," as that term is defined in the Investment Company Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Independent Directors(3)
Steve Bartlett(4)	$50,001-$100,000
Ann Torre Bates	Over $100,000
Daniel G. Kelly, Jr(5)	None
Steven B. McKeever	Over $100,000
Frank E. O'Bryan(6)	Over $100,000
Eric B. Siegel	Over $100,000
Interested Directors
Michael J Arougheti	Over $100,000
R. Kipp deVeer(7)	Over $100,000
Robert L. Rosen	Over $100,000
Bennett Rosenthal	Over $100,000

(1)
The dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)
As of December 31, 2015, to the best of our knowledge, except as listed above, none of the independent directors, nor any of their immediate family members, had any interest in us, our investment adviser or any person or entity directly or indirectly controlling, controlled by or under common control with us or our investment adviser.

(4)
The shares of our common stock held by Mr. Bartlett have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

(5)
Mr. Kelly became a director in May 2016.

(6)
Mr. O'Bryan's term expired at our 2016 annual meeting of stockholders.

(7)
The shares of the Company's common stock held by Mr. deVeer have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

COMPENSATION TABLE

              The following table shows information regarding the compensation earned or actually received by our directors, none of whom is our employee, for services as a director for the fiscal year ended December 31, 2015. No compensation is paid by us to interested directors. No information has been provided with respect to our executive officers who are not directors, since our executive officers do not receive any direct compensation from us.

Name	Fees Earned or Paid in Cash(1)	Total
Independent Directors
Steve Bartlett	$175,250	$175,250
Ann Torre Bates	$185,250	$185,250
Daniel G. Kelly, Jr.(2)	None	None
Steven B. McKeever	$176,250	$176,250
Frank E. O'Bryan(3)	$170,750	$170,750
Eric B. Siegel	$193,250	$193,250
Interested Directors
Michael J Arougheti	None	None
R. Kipp deVeer(4)	None	None
Antony P. Ressler(5)	None	None
Robert L. Rosen(6)	None	None
Bennett Rosenthal	None	None

(1)
For a discussion of the independent directors' compensation, see below.

(2)
Mr. Kelly became a director in May 2016.

(3)
Mr. O'Bryan's term expired at our 2016 annual meeting of stockholders.

(4)
Mr. deVeer became a director in November 2015.

(5)
Mr. Ressler resigned from his position as a director in November 2015.

(6)
While Mr. Rosen did not receive any compensation from us for the fiscal year ended December 31, 2015, he did receive $163,750 from Ares Management for his service as a director of the Company for such period in connection with his role as an Operating Advisor to Ares Management. In February 2016, Mr. Rosen became a Partner of Ares.

              The independent directors receive an annual fee of $160,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairperson of the audit committee receives an additional annual fee of $10,000, the lead independent director receives an additional annual fee of $15,000, and each chairperson of any other committee receives an additional annual fee of $2,000 for his or her additional services in these capacities. In addition, we purchase directors' and officers' liability insurance on behalf of our directors and officers.

PORTFOLIO MANAGERS

              We consider the members of the Investment Committee of Ares Capital Management to be our portfolio managers. The following individuals function as portfolio managers with the most significant responsibility for the day-to-day management of our portfolio.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Michael J Arougheti	Co-Chairman of the board of directors of the Company; Executive Vice President of the Company; Partner of the Ares Credit Group	12	Since October 2014, Mr. Arougheti has served as an Executive Vice President of the Company, since July 2014, he has served as Co-Chairman of the Board and since February 2009, he has served as a director of the Company. Mr. Arougheti previously served as Chief Executive Officer of the Company from May 2013 to July 2014 and President of the Company from May 2004 to May 2013. Mr. Arougheti is a Co-Founder and President of Ares. He is a Partner of the Ares Credit Group and a member of the Ares Board of Directors and Management Committee. In addition, Mr. Arougheti serves as a member of the Investment Committee of Ares Capital Management, the Ares Credit Group's U.S. and European Investment Committees, the Ares Equity Income Opportunity Strategy Portfolio Review Committee and the Ares Operations Management Group.
R. Kipp deVeer	Chief Executive Officer of the Company; Co-Head and Partner of the Ares Credit Group	12

Since July 2014, Mr. deVeer has served as Chief Executive Officer of the Company. Mr. deVeer previously served as President of the Company from May 2013 to July 2014. Mr. deVeer has served as an officer of Ares Capital Management since 2004. Mr. deVeer joined Ares in May 2004 and currently serves as Co-Head and a Partner of the Ares Credit Group and member of the Management Committee of Ares. Mr. deVeer is a member of the Investment Committees of Ares Capital Management and the Ares Credit Group's U.S. and European Investment Committees. Mr. deVeer is also a director of Ares Management Limited.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Mitchell Goldstein	Co-President of the Company; Partner of the Ares Credit Group	11

Since July 2014, Mr. Goldstein has served as a Co-President of the Company. Mr. Goldstein previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mr. Goldstein has served as an officer of Ares Capital Management since 2005. Mr. Goldstein joined Ares in May 2005 and currently serves as a Partner of the Ares Credit Group. Mr. Goldstein is a member of the Investment Committees of Ares Capital Management, the Ares Credit Group's U.S. Direct Lending Investment Committee and the Ivy Hill Asset Management Investment Committee.

John Kissick	Partner of Ares; Partner of the Ares Corporate Strategy and Relationship Management Group	18

Mr. Kissick is a Co-Founder of Ares and a director and Partner of Ares Management GP LLC, Ares' general partner. He serves as a member of Ares' Management Committee and is a Partner of Ares in the Corporate Strategy and Relationship Management Group. Mr. Kissick is also a member of the Investment Committees of the Ares Credit Group and certain funds in the Ares Private Equity Group.

Bennett Rosenthal	Co-Chairman of the board of directors of the Company; Partner of Ares; Co-Head and Partner of the Ares Private Equity Group	18

Since July 2014, Mr. Rosenthal has served as Co-Chairman of the Board, and previously as Chairman of the Board since 2004. Mr. Rosenthal is a Co-Founder of Ares and currently serves as a Partner of Ares, Co-Head and a Partner of the Ares Private Equity Group and a member of the Ares Board of Directors and Management Committee. Mr. Rosenthal is also a member of the Investment Committees of Ares Capital Management, certain funds managed by the Ares Credit Group and certain funds managed by the Ares Private Equity Group.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
David Sachs	Partner of the Ares Strategy and Relationship Management Group	18

Mr. Sachs is a Partner in the Ares Strategy and Relationship Management Group. Mr. Sachs serves as a member of the Ares Credit and Private Equity Group fund investment committees, as well as the Ares Real Estate Group's Real Estate Debt Investment Committee, the Ares Equity Income Opportunity Strategy Portfolio Review Committee and the Ivy Hill Asset Management Investment Committee.

Michael L. Smith	Co-President of the Company; Partner of the Ares Credit Group	12

Since July 2014, Mr. Smith has served as a Co-President of the Company. Mr. Smith previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mr. Smith has served as an officer of Ares Capital Management since 2004. Mr. Smith joined Ares in May 2004 and currently serves as a Partner of the Ares Credit Group. Mr. Smith is a member of the Investment Committees of Ares Capital Management, the Ares Credit Group's U.S. Investment Committee and the Ivy Hill Asset Management Investment Committee.

              None of the individuals listed above is primarily responsible for the day-to-day management of the portfolio of any other account, except that:

  •
  Messrs. Arougheti, deVeer, Goldstein and Smith are each Partners of, and Messrs. Kissick and Sachs are each members of certain committees of, the Ares Credit Group. All such individuals have responsibilities with respect to certain funds and managed accounts, which as of March 31, 2016 had approximately $60.0 billion (including the Company) of assets under management, a portion of which is used to calculate Ares' advisory fees related to such funds and managed accounts; and

  •
  Mr. Rosenthal is a Partner of, and Mr. Kissick is a member of certain committees of, the Ares Private Equity Group. All such individuals have responsibilities for certain funds, which as of March 31, 2016 had approximately $23.3 billion of assets under management, a portion of which is used to calculate Ares' advisory fees related to such funds.

See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns."

              Each of Messrs. Arougheti, deVeer, Goldstein and Smith is responsible for deal origination, execution and portfolio management. In addition to their deal origination, execution and portfolio management responsibilities, (i) Mr. Arougheti also spends a portion of his time on corporate and administrative activities in his capacity as President of Ares Management and as a Partner of the Ares Credit Group, (ii) Mr. deVeer also spends a portion of his time on corporate and administrative activities in his capacity as the Company's Chief Executive Officer and as a Partner of the Ares Credit Group and (iii) Messrs. Goldstein and Smith also spend portions of their time on corporate and administrative activities in their capacities as Co-Presidents of the Company and as Partners of the Ares Credit Group. Each of Messrs. Arougheti, deVeer, Goldstein and Smith receives a compensation package that includes some combination of fixed draw and variable incentive compensation based primarily on our performance. None of the portfolio managers receives any direct compensation from us.

              The following table sets forth the dollar range of our equity securities based on the closing price of our common stock on June 17, 2016 and the number of shares beneficially owned by each of the portfolio managers described above as of December 31, 2015 unless otherwise indicated below.

Name	Aggregate Dollar Range of Equity Securities in Ares Capital(1)
Michael J Arougheti	Over $1,000,000
R. Kipp deVeer	Over $1,000,000
Mitchell Goldstein	Over $1,000,000
John Kissick	Over $1,000,000
Bennett Rosenthal	Over $1,000,000
David Sachs	Over $1,000,000
Michael L. Smith	Over $1,000,000

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management Services

              Ares Capital Management serves as our investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, our investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Ares Capital. Under the terms of the investment advisory and management agreement, our investment adviser:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

  •
  closes and monitors the investments we make;

  •
  determines the investments and other assets that we purchase, retain or sell; and

  •
  provides us with such other investment advisory and research and related services as we may from time to time reasonably require.

              Ares Capital Management's services to us under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities. Similarly, affiliates of our investment adviser may directly or indirectly manage funds or other investment vehicles with investment objectives similar to ours. Accordingly, we may compete with these Ares funds or other investment vehicles managed by our investment adviser and its affiliates for capital and investment opportunities. Ares Capital Management endeavors to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds or other investment vehicles managed by Ares Capital Management or its affiliates.

Base Management Fee

              Pursuant to the investment advisory and management agreement and subject to the overall supervision of our board of directors, our investment adviser provides investment advisory and management services to us. For providing these services, our investment adviser receives fees from us consisting of a base management fee, an income based fee and a capital gains incentive fee.

              The base management fee is calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

Income Based Fee

              The income based fee is calculated and payable quarterly in arrears based on our net investment income excluding income based fees and capital gains incentive fees ("pre-incentive fee net investment income") for the quarter. Pre- incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the income based fee and capital gains incentive fee accrued under GAAP). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash. Our investment adviser is not under any obligation to reimburse us for any part of the income based fees it received that were based on accrued interest that we never actually received. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns" and "Risk Factors—Risks Relating to Our Business—We may be obligated to pay our investment adviser certain fees even if we incur a loss."

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains and losses. Because of the structure of the income based fee, it is possible that we may pay such fees in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable income based fee even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses.

              Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, we may be able to invest in debt instruments that provide for a higher return, which may increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an income based fee based on such net investment income. To the extent we have retained pre-incentive fee net investment income that has been used to calculate the income based fee, it is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

              We pay our investment adviser an income based fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no income based fee in any calendar quarter in which our pre- incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide our investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

              The following is a graphical representation of the calculation of the income based fee:

Quarterly Income Based Fee Based on Net Investment Income

Pre-incentive fee net investment income return
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income based fee

              These calculations are adjusted for any share issuances or repurchases during the quarter.

              If the American Capital Acquisition is consummated, our investment adviser has agreed to waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the American Capital Acquisition, the lesser of (x) $10 million of the income based fees and (y) the amount of income based fees for such quarter, to the extent earned and payable by us in such quarter pursuant to and as calculated under the investment advisory and management agreement. We cannot assure you that the American Capital Acquisition will be consummated. See "Pending American Capital Acquisition" for a description of the terms of the American Capital Acquisition, "Risk Factors—Risks Relating to Our Business—We may fail to consummate the American Capital Acquisition" for a description of the risks associated with a failure to consummate the American Capital Acquisition and "Risk Factors—Risks Relating to the American Capital Acquisition" for a description of the risks that the combined company may face if the American Capital Acquisition is consummated.

Capital Gains Incentive Fee

              The capital gains incentive fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of our investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date we completed our initial public offering). Realized capital gains and losses include gains and losses on investments and foreign currencies, gains and losses on extinguishment of debt and other assets, as well as any income tax expense related to realized gains and losses. If such amount is positive at the end of such year, then the capital gains incentive fee for such year is equal to 20% of such amount, less the aggregate amount of capital gains incentive fees paid in all prior years. If such amount is negative, then there is no capital gains incentive fee for such year.

              The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

              The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

              The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable capital gains incentive fee calculation date and (b) the accreted or amortized cost basis of such investment.

              Notwithstanding the foregoing, as a result of an amendment to the capital gains incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if we are required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by us (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the capital gains incentive fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by us for such investment plus (y) any amounts recorded in our financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in our financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in our financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

              We defer cash payment of any income based fee and the capital gains incentive fee otherwise earned by our investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to our stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. Any such deferred fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under our investment advisory and management agreement.

Examples of Fee Calculation

Example 1—Income Based Fee(1):

Assumptions

• Hurdle rate(2) = 1.75%
• Management fee(3) = 0.375%
• Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

Alternative 1

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 1.25%
• Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.675%
Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no income based fee.

(1)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is at least 7% of our net assets (defined as total assets less indebtedness) at the beginning of such period (as adjusted for any share issuances or repurchases).

(2)
Represents a quarter of the 7.0% annualized hurdle rate.

(3)
Represents a quarter of the 1.5% annualized management fee.

(4)
Excludes offering expenses.

Alternative 2

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 2.70%
• Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.125%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income based fee.
Income Based Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.1875%))
	=	(100% × (2.125% – 1.75%)) + 0%
	=	100% × 0.375%
	=	0.375%

Alternative 3

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 3.50%
• Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.925%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income based fee.
Income Based Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.1875%))
	=	(100% × (2.1875% – 1.75%)) + (20% × (2.925% – 2.1875%))
	=	0.4375% + (20% × 0.7375%)
	=	0.4375% + 0.1475%
	=	0.585%

Example 2—Capital Gains Incentive Fee:

Alternative 1:

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")
  •
  Year 2: Investment A is sold for $50 million and fair value ("FV") of Investment B determined to be $32 million
  •
  Year 3: FV of Investment B determined to be $25 million
  •
  Year 4: Investment B sold for $31 million

The capital gains incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)
  •
  Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)
  •
  Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains incentive fee paid in Year 2)
  •
  Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (capital gains incentive fee paid in Year 2)

Alternative 2

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")
  •
  Year 2: Investment A sold for $50 million, FV of Investment B determined to be $25 million and FV of Investment C determined to be $25 million
  •
  Year 3: FV of Investment B determined to be $27 million and Investment C sold for $30 million
  •
  Year 4: FV of Investment B determined to be $35 million
  •
  Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)
  •
  Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))
  •
  Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (capital gains incentive fee paid in Year 2))
  •
  Year 4: None (No sales transactions)
  •
  Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative capital gains incentive fee paid in Year 2 and Year 3))

              For the three months ended March 31, 2016, we incurred $34.8 million in base management fees, and $29.1 million in income based fees. There was no capital gains incentive fee earned by our investment adviser as calculated under the investment advisory and management agreement for the three months ended March 31, 2016. However, in accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $46.0 million as of March 31, 2016, all of which was not due under the investment advisory and management agreement.

              For the year ended December 31, 2015, we incurred $134.3 million in base management fees and $121.4 million in income based fees. There was no capital gains incentive fee earned by our investment adviser as calculated under the investment advisory and management agreement for the year ended December 31, 2015. However, in accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $42.3 million as of December 31, 2015, all of which was not due under the investment advisory and management agreement.

              For the year ended December 31, 2014, we incurred $128.0 million in base management fees and $118.3 million in income based fees. The capital gains incentive fee as calculated and payable under the investment advisory and management agreement for the year ended December 31, 2014 was $24.0 million. However, in accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $93.0 million as of December 31, 2014, of which $69.0 million was not due under the investment advisory and management agreement.

              For the year ended December 31, 2013, we incurred $104.9 million in base management fees and $110.5 million in income based fees. In accordance with GAAP, the Company accrued a capital gains incentive fee of $11.6 million for the year ended December 31, 2013. However, the capital gains incentive fee as calculated and payable under the investment advisory and management agreement for the year ended December 31, 2013 was $17.4 million.

              GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee actually payable under the investment advisory and management agreement plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual capital gains incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of March 31, 2016, the Company has paid capital gains incentive fees since inception totaling $57.4 million. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

Payment of Our Expenses

              The services of all investment professionals and staff of our investment adviser, when and to the extent engaged in providing investment advisory and management services to us and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our investment adviser. We bear all other costs and expenses of our operations and transactions, including, but not limited to, those relating to: rent; organization; calculation of our net asset value (including, but not limited to, the cost and expenses of any independent valuation firm); expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments (including the cost of consultants hired to develop information technology systems designed to monitor our investments) and performing due diligence on our prospective portfolio companies; interest payable on indebtedness, if any, incurred to finance our investments (including payments to third party vendors for financial information services); offerings of our common stock and other securities; investment advisory and management fees; administration fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent we are covered by any joint insurance policies, our allocable portion of the insurance premiums for such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or our administrator in connection with administering our business as described in more detail under "Administration Agreement" below.

Duration, Termination and Amendment

              At an in-person meeting of our board of directors on March 16, 2011, the form of our current investment advisory and management agreement, including two proposed amendments to our then existing investment advisory and management agreement, was approved by our board of directors with the recommendation that our stockholders vote to approve the proposed amendments. On June 6, 2011, our stockholders approved the proposed amendments, and we entered into a restated investment advisory and management agreement, reflecting such amendments on June 6, 2011. At an in-person meeting of our board of directors on April 26, 2016, our board of directors, including a majority of the directors who are not "interested persons" of the Company as defined in the Investment Company Act, voted to approve the continuation of the investment advisory and management agreement to June 6, 2017. A discussion regarding the basis for our board of directors' approval of the 2011 adoption of the form of our current investment advisory and management agreement is available in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

              Unless terminated earlier, the investment advisory and management agreement will automatically renew for successive annual periods if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not "interested persons" of the Company (as defined in the Investment Company Act). The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

              Conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the amount of the base management fee, the income based fee, the capital gains incentive fee or other compensation terms. Material amendments to our investment advisory and management agreement must be approved by the affirmative vote of the holders of a majority of our outstanding voting securities and by a majority of our independent directors, and we may from time to time decide it is appropriate to seek the requisite approval to change the terms of the agreement.

Indemnification

              The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser's services under the investment advisory and management agreement or otherwise as our investment adviser.

Organization of our Investment Adviser

              Our investment adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of Ares Capital Management are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

ADMINISTRATION AGREEMENT

              We are also party to an administration agreement with Ares Operations, an affiliate of our investment adviser and a subsidiary of Ares Management. Our board of directors approved the continuation of our administration agreement on April 26, 2016, which extended the term of the agreement until June 1, 2017. Pursuant to the administration agreement, Ares Operations furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, investor relations and technology, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Operations assists us in determining and publishing our net asset value, assists us in providing managerial assistance to our portfolio companies, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the compensation of certain of our officers (including our chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

              For the three months ended March 31, 2016, the Company incurred $3.4 million, in administrative fees. As of March 31, 2016, $3.4 million of these fees were unpaid and included in "accounts payable and other liabilities" in the Company's March 31, 2016 consolidated balance sheet.

              For the year ended December 31, 2015, the Company incurred $14.2 million in administrative fees. As of December 31, 2015, $3.7 million of these fees were unpaid and included in "accounts payable and other liabilities" in our December 31, 2015 consolidated balance sheet. For the years ended December 31, 2014 and 2013, we incurred $13.7 million and $12.3 million, respectively, in administrative fees.

Indemnification

              The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Operations, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Operations' services under the administration agreement or otherwise as our administrator.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

              We have procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, we have a code of conduct that generally prohibits any of our officers or directors from engaging in any transaction where there is a conflict between such individual's personal interest and our interests. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the co-chairs of the board of directors or the chairperson of the audit committee and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

              As a BDC, we are also subject to certain regulatory requirements that restrict our ability to engage in certain related-party transactions. We have policies and procedures that have been adopted to ensure that we do not enter into any such prohibited transactions without seeking necessary approvals.

              We are party to an investment advisory and management agreement with Ares Capital Management, a subsidiary of Ares Management, an entity in which certain of our directors and officers and members of the investment committee of our investment adviser may have indirect ownership and pecuniary interests. Certain of our directors and officers and members of the investment committee of our investment adviser also serve as officers or principals of other investment managers affiliated with Ares Management that currently, and may in the future, manage investment funds with investment objectives similar to our investment objective. In addition, certain of our directors and officers and members of the investment committee of our investment adviser serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be made aware of and/or be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management. However, our investment adviser intends to allocate investment opportunities in a fair and equitable manner in accordance with our investment adviser's investment allocation policy. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns."

              Our investment adviser, Ares Capital Management, has financial interests in the American Capital Acquisition that are different from, and/or in addition to, the interests of our stockholders. For example, our investment adviser's management fee is based on a percentage of our total assets (other than cash and cash equivalents). Because total assets under management is expected to increase if the American Capital Acquisition is consummated, the dollar amount of our investment adviser's management fee is expected to increase as a result of the consummation of the American Capital Acquisition. In addition, the income based fee and capital gains incentive fee payable by us to our investment adviser may increase as a result of the American Capital Acquisition. See "Unaudited Pro Forma Condensed Consolidated Financial Statements."

              In connection with the American Capital Acquisition, our investment adviser has agreed to (i) provide $275 million of cash consideration, or $1.20 per share of American Capital Common Stock, payable to American Capital's stockholders in accordance with the terms and conditions set forth in the Merger Agreement at closing and (ii) waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the American Capital Acquisition, the lesser of (x) $10 million of the income based fees and (y) the amount of income based fees for such quarter, to the extent earned and payable by us in such quarter pursuant to and as calculated under the investment advisory and management agreement.

              Pursuant to the terms of the administration agreement between Ares Operations and us, Ares Operations, a subsidiary of Ares Management, currently provides us with certain administrative and other services necessary to conduct our day-to-day operations, and we reimburse Ares Operations, at cost, for our allocable portion of overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under our administration agreement, including our allocable portion of the cost of certain of our officers (including our chief compliance officer, chief financial officer, chief accounting officer, general counsel, secretary and treasurer) and their respective staffs, but not investment professionals.

              Our portfolio company, IHAM, is party to an administration agreement with Ares Operations, pursuant to which Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositaries, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including its allocable portion of Ares Operations' overhead and the cost of Ares Operations' officers and respective staff in performing its obligations under the IHAM administration agreement.

              We are party to office leases pursuant to which we are leasing office facilities from third parties. For certain of these office leases, we have also entered into separate subleases with Ares Management LLC, the sole member of the investment adviser, and IHAM, pursuant to which Ares Management LLC and IHAM sublease a portion of these leases. For the year ended December 31, 2015, amounts payable by Ares Management LLC and IHAM to us under these subleases totaled $4.7 million. Ares Management LLC has also entered into separate subleases with us, pursuant to which we sublease certain office leases from Ares Management LLC. For the year ended December 31, 2015, amounts payable to Ares Management LLC under these subleases totaled $0.7 million.

              We have entered into agreements with Ares Management LLC and IHAM, pursuant to which Ares Management LLC and IHAM are entitled to use our proprietary portfolio management software. For the fiscal year ended December 31, 2015, amounts payable by Ares Management LLC and IHAM to us under these agreements totaled $0.1 million.

              We have also entered into a license agreement with Ares Management LLC pursuant to which Ares Management LLC has agreed to grant us a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, we will have a right to use the Ares name for so long as Ares Capital Management remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "Ares" name.

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

              To our knowledge, as of June 17, 2016, there were no persons that owned 25% or more of our outstanding voting securities and no person would be deemed to control us, as such term is defined in the Investment Company Act.

              The following table sets forth, as of June 17, 2016 (unless otherwise noted), the number of shares of our common stock beneficially owned by each of our current directors and named executive officers, all directors, executive officers and certain other officers as a group and certain beneficial owners, according to information furnished to us by such persons or publicly available filings.

              Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons. To our knowledge, as of June 17, 2016, there were no persons that owned 5% or more of the outstanding shares of our common stock. Except as otherwise noted below, each person named in the following table has sole voting and investment power with respect to all shares of our common stock that he or she beneficially owns.

              The address for Messrs. Arougheti, deVeer, Goldstein, Rosen and Smith, Ms. Roll and certain officers is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The address for each of the other directors, executive officers and certain other officers is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Directors and Named Executive Officers:
Interested Directors
Michael J Arougheti	806,842		*
R. Kipp deVeer	175,000	(2)	*
Robert L. Rosen	37,398		*
Bennett Rosenthal	255,138	(3)	*
Independent Directors
Steve Bartlett	5,800	(4)	*
Ann Torre Bates	13,275	(5)	*
Daniel G. Kelly, Jr.	7,500		*
Steven B. McKeever	11,124		*
Eric B. Siegel	34,814	(6)	*
Named Executive Officers Who Are Not Directors
Mitchell Goldstein	185,738	(7)	*
Michael L. Smith	151,012		*
Penni F. Roll	70,452	(8)	*
All Directors, Executive Officers and Certain Other Officers as a Group (18 persons)	1,846,570	(9)	*

*
Represents less than 1%.

(1)
Based on 313,954,008 shares of common stock outstanding as of June 17.

(2)
The shares of our common stock held by Mr. deVeer have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

(3)
Consists of 255,138 shares of common stock indirectly beneficially owned by Mr. Rosenthal through BAR Holdings, LLC of which Mr. Rosenthal is the manager.

(4)
The shares of our common stock held by Mr. Bartlett have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

(5)
Consists of (i) 11,000 shares of common stock owned directly; and (ii) 2,275 shares of common stock indirectly beneficially owned by Ms. Bates through her spouse.

(6)
Consists of (i) 25,566 shares of common stock owned directly; (ii) 8,166 shares of common stock indirectly beneficially owned by Mr. Siegel through his spouse; and (iii) 1,082 shares of common stock indirectly beneficially owned by Mr. Siegel as a custodian for the accounts of his children. Mr. Siegel has shared voting and investment authority with respect to shares held by his spouse.

(7)
127,010 shares of our common stock held by Mr. Goldstein have been pledged as security in connection with margin trading accounts.

(8)
Consists of (i) 8,147 shares of common stock owned directly; and (ii) 62,305 shares of common stock indirectly beneficially owned by Ms. Roll through a trust for the benefit of Ms. Roll, her spouse and her children.

(9)
Includes shares owned by officers of the Company that are not "Named Executive Officers," as defined in Item 402 of Regulation S-K, as promulgated under the Securities Act of 1933 ("Regulation S-K").

DETERMINATION OF NET ASSET VALUE

              The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

              Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. We follow ASC 820-10, which expands the application of fair value accounting for investments (see Note 8 to the consolidated financial statements for the period ended December 31, 2015 and Note 8 to the consolidated financial statements for the period ended March 31, 2016). ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 55% of our portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, our independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, our investment valuation process within the context of performing the integrated audit.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have previously recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

              Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to the board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, who review a minimum of 55% of our portfolio at fair value.

  •
  The board of directors discusses valuations and ultimately determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our investment adviser, audit committee and, where applicable, independent third- party valuation firms.

 DIVIDEND REINVESTMENT PLAN

              We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

              No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire cash dividend in cash by notifying Computershare Shareowner Services LLC ("Computershare"), the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date fixed by the board of directors for dividends to stockholders. The plan administrator will set up an account for shares acquired through the dividend reinvestment plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the dividend reinvestment plan, received in writing no later than 10 days prior to the record date, the plan administrator will, instead of crediting fractional shares to the participant's account, issue a check for any fractional share.

              Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or another financial intermediary of their election.

              We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as our shares are trading at or at a premium to net asset value). If our shares are trading at a discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value. If newly issued shares are used to implement the dividend reinvestment plan, the number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the dividend payment date. Market price per share on that date shall be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. If shares are purchased in the open market to implement the dividend reinvestment plan, the number of shares to be issued to a stockholder shall be determined by dividing the dollar amount of the cash dividend payable to such stockholder by the weighted average price per share for all shares purchased by the plan administrator in the open market in connection with the dividend. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

              There are no brokerage charges or other charges to stockholders who participate in the dividend reinvestment plan. The plan administrator's fees under the plan are paid by us. If a participant elects by notice to the plan administrator in advance of termination to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of up to $15 plus a $0.12 per share fee from the proceeds.

              Stockholders whose cash dividends are reinvested in shares of our common stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's initial basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received on reinvestment of a cash dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account. See "Certain Material U.S. Federal Income Tax Considerations."

              Participants may terminate their accounts under the dividend reinvestment plan by notifying the plan administrator via its website at www.computershare.com/investor, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O. Box 30170, College Station, TX 77842-3170 or by calling the plan administrator's hotline at 1-866-365-2497.

              The dividend reinvestment plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the dividend reinvestment plan should be directed to the plan administrator via the Internet at www.computershare.com/investor, by mail at P.O. Box 30170, College Station, TX 77842-3170 or by telephone at 1-866-365- 2497.

              Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator via the Internet at www.computershare.com/investor, by mail at P.O. Box 30170, College Station, TX 77842-3170 or by telephone at 1-866-365- 2497.

 CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

              The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and to an investment in shares of our preferred stock or our common stock and our qualification and taxation as a RIC for U.S. federal income tax purposes. This discussion does not purport to be a complete description of all of the tax considerations relating thereto. In particular, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, persons who hold our preferred stock and our common stock as part of a straddle or a hedging or conversion transaction, and U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar. This discussion assumes that investors hold our preferred stock or common stock as capital assets (within the meaning of the Code). This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the "IRS") regarding the offerings pursuant to this prospectus or pursuant to the accompanying prospectus supplement unless expressly stated therein. This discussion does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. It also does not discuss the tax aspects of common or preferred stock sold in units with the other securities being registered.

              If we issue preferred stock that may be convertible into or exercisable or exchangeable for securities or other property or preferred stock with other terms that may have different U.S. federal income tax consequences than those described in this summary, the U.S. federal income tax consequences of such preferred stock will be described in the relevant prospectus supplement. This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

              A "U.S. stockholder" is a beneficial owner of shares of our preferred stock or common stock that is for U.S. federal income tax purposes:

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  a citizen or individual resident of the United States;

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  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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  a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

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  an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

              A "non-U.S. stockholder" is a beneficial owner of shares of our preferred stock or common stock that is neither a U.S. stockholder nor an entity treated as a partnership for U.S. federal income tax purposes.

              If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our preferred stock or common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of shares of our preferred or common stock that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of shares of our preferred stock or common stock.

              Tax matters are very complicated and the tax consequences to investors in our shares will depend on the facts of their particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

ELECTION TO BE TAXED AS A RIC

              As a BDC, we have elected to be treated as a RIC under the Code. As a RIC, we generally will not pay corporate-level income taxes on our income and net capital gains that we distribute to our stockholders as dividends on a timely basis. We will be subject to U.S. federal corporate-level income tax on any undistributed income and/or gains. To qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, generally an amount equal to at least 90% of our "investment company taxable income," as defined by the Code. See "Risk Factors—Risks Relating to Our Business—We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC."

TAXATION AS A RIC

              If we:

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  qualify as a RIC; and

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  satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (generally, net long- term capital gain in excess of net short-term capital loss) we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

              We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (collectively, the "Excise Tax Requirement"). We have paid in the past, and can be expected to pay in the future, such excise tax on a portion of our income.

              Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests (as defined below). If we dispose of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

              To qualify as a RIC for U.S. federal income tax purposes, we generally must, among other things:

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  qualify to be treated as a BDC at all times during each taxable year;

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  derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities or (b) net income derived from an interest in a "qualified publicly traded partnership," or "QPTP" (collectively, the "90% Income Test"); and

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  diversify our holdings so that at the end of each quarter of the taxable year:

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  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of that issuer; and

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  no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the "Diversification Tests").

              We may be required to recognize taxable income in circumstances in which we do not receive cash, such as income from hedging or foreign currency transactions. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or that are issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Requirement, even though we will not have received any corresponding cash amount.

              Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, result in unusable capital losses and future non-cash income.

              In addition, certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert long-term capital gain (currently taxed at lower rates for non-corporate taxpayers) into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time when a purchase or sale of stock or securities is deemed to occur or (e) adversely alter the characterization of certain complex financial transactions. We will monitor our transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that we will be eligible for any such tax elections or that any elections we make will fully mitigate the effects of these provisions.

              Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

              Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

              If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we may elect to mark-to-market at the end of each taxable year our shares in such PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control, and we are subject to limitations which may limit the availability or benefit of these elections. Under either election, we may be required to recognize in any year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Requirement.

              Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

              If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we generally are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain "asset coverage" tests or other financial covenants are met. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax on undistributed income.

              Some of the income and fees that we recognize, such as management fees, may not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income or fees through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. While we expect that recognizing such income through such corporations will assist us in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and we were otherwise unable to mitigate this effect, it could result in our disqualification as a RIC. If, as we expect, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield on such income and fees.

              If we fail to satisfy the 90% Income Test or the Diversification Tests in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level income tax as described below.

We cannot provide assurance that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Test.

              If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, and are not eligible for relief as described above, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our U.S. federal corporate-level income tax should be substantially reduced or eliminated. See "Election to Be Taxed as a RIC" above and "Risk Factors—Risks Relating to Our Business—We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC."

Capital Loss Carryforwards and Unrealized Losses

              As a RIC, we are permitted to carry forward a net capital loss realized in a taxable year beginning on or before January 1, 2011 to offset our capital gain, if any, realized during the eight years following the year of the loss. A capital loss carryforward realized in a taxable year beginning before January 1, 2011 is treated as a short-term capital loss in the year to which it is carried. We are permitted to carry forward a net capital loss realized in taxable years beginning on or after January 1, 2011 to offset capital gain indefinitely. For net capital losses realized in taxable years beginning on or after January 1, 2011, the excess of our net short-term capital loss over our net long-term capital gain is treated as a short- term capital loss arising on the first day of our next taxable year and the excess of our net long-term capital loss over our net short-term capital gain is treated as a long-term capital loss arising on the first day of our next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether distributed to stockholders. A RIC cannot carry back or carry forward any net operating losses.

              It is believed that transactions we have undertaken, including the Allied Acquisition, have resulted in a limitation on our ability to use both our own and Allied Capital's capital loss carryforwards and, potentially, to use unrealized capital losses inherent in the tax basis of our own pre- acquisition assets and Allied Capital's assets we acquired. These limitations, imposed by Section 383 of the Code and based on the principles of Section 382 of the Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation. The Section 382 limitation applied to our and Allied Capital's losses generally will equal the product of the net asset value of each corporation immediately prior to the Allied Acquisition, respectively, and the "long-term tax-exempt rate," published by the IRS, in effect at such time. As of April 2010, the month during which the Allied Acquisition was consummated, the long-term tax-exempt rate was 4.03%. Additionally, under Section 384 of the Code, we may also be prohibited from using Allied Capital's loss carryforwards and unrealized losses against any of our unrealized gains at the time of the Allied Acquisition, to the extent such gains are realized within five years following the Allied Acquisition. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards realized in taxable years beginning before January 1, 2011 generally expire eight taxable years following recognition, substantially all of our and Allied Capital's losses may become permanently unavailable. Future transactions we enter into may further limit our ability to utilize losses.

              As of December 31, 2015, for U.S. federal income tax purposes, we had capital loss carryforwards of approximately $0.1 billion and other losses limited under Sections 382 and 384 of the Code of approximately $0.3 billion. These amounts are estimates and will not be finally determined until we file our 2015 income tax return in 2016.

TAXATION OF U.S. STOCKHOLDERS

              Whether an investment in the shares of our preferred stock or common stock is appropriate for a U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares of our preferred stock or common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our preferred stock and common stock by taxable U.S. stockholders and not by U.S. stockholders that generally are exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before investing in shares of our preferred stock or common stock.

    Distributions on Our Preferred Stock and Common Stock

              Distributions by us generally are taxable to U.S. stockholders as ordinary income or long-term capital gain. Distributions of our investment company taxable income (which is, generally, our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. Distributions of our net capital gain (which generally is the excess of our net long-term capital gain over our net short-term capital loss) properly reported by us as "capital gain dividends" will be taxable to U.S. stockholders as long-term capital gains (which, under current law, are taxed at preferential rates in the case of individuals, trusts or estates). This is true regardless of U.S. stockholders' holding periods for their preferred stock or common stock and regardless of whether the dividend is paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's preferred stock or common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gain to such U.S. stockholder. We have made distributions in excess of our earnings and profits and may continue to do so in the future. As a result, a U.S. stockholder will need to consider the effect of our distributions on such U.S. stockholder's adjusted tax basis in our preferred stock or common stock in their individual circumstances.

              A portion of our ordinary income dividends, but not capital gain dividends, paid to corporate U.S. stockholders may, if certain conditions are met, qualify for the 70% dividends-received deduction to the extent that we have received dividends from certain corporations during the taxable year, but only to the extent such ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify for this deduction. A corporate U.S. stockholder may be required to reduce its basis on its preferred stock with respect to certain "extraordinary dividends," as provided under Section 1059 of the Code. Corporate U.S. stockholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

              In general, "qualified dividend income" realized by non-corporate U.S. stockholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. As long as certain requirements are met, our dividends paid to non-corporate U.S. stockholders attributable to qualified dividend income may be treated by such U.S. stockholders as qualified dividend income, but only to the extent such ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify as qualified dividend income.

              Although we currently intend to distribute any of our net capital gain for each taxable year on a timely basis, we may in the future decide to retain some or all of our net capital gain, and may designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include such stockholder's share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to such stockholder's allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's adjusted tax basis for such stockholder's preferred stock or common stock.

              Because we expect to pay tax on any retained net capital gain at our regular corporate tax rate, and because that rate currently is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit would exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against a U.S. stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds the stockholder's liability for U.S. federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide a written statement to our stockholders reporting the deemed distribution after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

              We will be subject to the alternative minimum tax, also referred to as the "AMT," but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items generally will be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

              For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

              We have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock, which may result in our U.S. stockholders having to pay tax on such dividends, even if no cash is received, and our non-U.S. stockholders may be subject to withholding tax in respect of amounts distributed in our common stock. In general, any dividend on shares of our preferred stock will be taxable as a dividend, regardless of whether any portion is paid in stock.

              If investors purchase shares of our preferred stock or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investors will be subject to tax on the distribution even though it represents a return of their investment. We have built-up or have the potential to build up large amounts of unrealized gain which, when realized and distributed, could have the effect of a taxable return of capital to stockholders.

    Sale or Other Disposition of Our Preferred Stock or Common Stock

              A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of such stockholder's shares of our preferred stock or common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held such stockholder's shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our preferred stock or common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our preferred stock or common stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

              In general, U.S. stockholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in our shares). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate that also applies to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

    Information Reporting and Backup Withholding

              We will send to each of our U.S. stockholders, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

              We may be required to withhold U.S. federal income tax ("backup withholding") from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

    Medicare Tax on Net Investment Income

              An additional 3.8% tax is imposed on the "net investment income" of certain U.S. holders who are citizens and resident aliens, and on the undistributed "net investment income" of certain estates and trusts. Among other items, "net investment income" includes generally taxable distributions or deemed distributions of stock, such as our preferred stock and our common stock, as well as taxable gain on the disposition of stock, including our preferred stock or common stock.

    Withholding and Information Reporting on Foreign Financial Accounts

              Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends on our preferred stock and common stock and, after December 31, 2018, 30% of the gross proceeds from a sale of our preferred stock and common stock to (i) a foreign financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules. We will not pay any additional amounts in respect to any amounts withheld.

    Reportable Transactions

              Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of certain portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-U.S. STOCKHOLDERS

              Whether an investment in shares of our preferred stock or common stock is appropriate for a non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of our preferred stock or common stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisors before investing in our preferred stock or common stock.

    Distributions on our Preferred Stock or Common Stock

              Distributions of our investment company taxable income to non-U.S. stockholders will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from our current and accumulated earnings and profits unless an exception applies.

              If a non-U.S. stockholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. stockholder, such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign trust and such entities are urged to consult their own tax advisors.

              Actual or deemed distributions of our net capital gain (which generally is the excess of our net long-term capital gain over our net short-term capital loss) to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our preferred stock or common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States (as discussed above) or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains recognized upon the sale of our preferred stock or common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. stockholders of our preferred stock or common stock are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

              In general, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non-U.S. stockholders to the extent the dividends are designated as "interest- related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. No assurance can be given that we will distribute any interest-related or short-term capital gain dividends.

              If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder's allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

              We have the ability to declare a large portion of a dividend in shares of our common stock. As long as a portion of such dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our non-U.S. stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even though most of the dividend was paid in shares of our common stock. In such a circumstance, we may be required to withhold all or substantially all of the cash we would otherwise distribute to a non-U.S. stockholder. In general, any dividend on shares of our preferred stock will be taxable as a dividend, regardless of whether any portion is paid in stock.

              A non-U.S. stockholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W- 8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

              Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on our preferred stock and common stock and, after December 31, 2018, 30% of the gross proceeds from a sale of our preferred stock and common stock to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules. Non-U.S. stockholders should consult their own tax advisers regarding the particular consequences to them of this legislation and guidance. We will not pay any additional amounts in respect to any amounts withheld.

FAILURE TO QUALIFY AS A RIC

              If we were unable to qualify for treatment as a RIC, and relief were not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders and would not be required to make distributions for tax purposes. Distributions generally would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then sought to requalify as a RIC, we would be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we make a special election to pay corporate-level tax on such built-in gains at the time of our requalification as a RIC.

POSSIBLE LEGISLATIVE OR OTHER ACTIONS AFFECTING TAX CONSIDERATIONS

              Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in shares of our preferred stock or common stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in us.

DESCRIPTION OF SECURITIES

              This prospectus contains a summary of the common stock, preferred stock, subscription rights, debt securities, warrants and units. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

 DESCRIPTION OF OUR CAPITAL STOCK

              The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

STOCK

              Our authorized stock consists of 500,000,000 shares of stock, par value $0.001 per share, all of which are currently designated as common stock. Our common stock trades on The NASDAQ Global Select Market under the symbol "ARCC." On June 17, 2016, the last reported sales price of our common stock on The NASDAQ Global Select Market was $14.02 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our indebtedness or obligations.

              Under our charter, our board of directors is authorized to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock into one or more classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that a majority of the entire board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

              All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

              In the event of a liquidation, dissolution or winding up of the Company, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay off all indebtedness and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time.

              Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

              The following are our outstanding classes of capital stock as of June 17, 2016:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under Column (3)
Common Stock	500,000,000	—	313,954,008

Preferred Stock

              Our charter authorizes our board of directors to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of our preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

              You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (a) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock may provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

              Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. Our charter contains such a provision, which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

              Our charter authorizes us to obligate ourselves, and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

              In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors, members of our investment committee and certain of our officers. The indemnification agreements attempt to provide these directors, officers and other persons the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.

              Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

              The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

              Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Election of Directors

              Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

              Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four or more than eleven. Our charter sets forth our election, subject to certain requirements, to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

              Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

              Under the Maryland General Corporation Law and our charter, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent instead of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

              Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the board of directors or (c) by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (a) by or at the direction of the board of directors or (b) provided that the special meeting has been called in accordance with the bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.

              The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

              Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders must be called by the secretary of the corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

              Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock." However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (as defined below) (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

              Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

              Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our board of directors determines that such rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

              The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of at least two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock that, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third;

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  one-third or more but less than a majority; or

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  a majority or more of all voting power.

              The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

              A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

              If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the Investment Company Act, which will prohibit any such redemption other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of stockholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, as of the date of the last control share acquisition by the acquiror. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

              The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

              Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock and, as a result, any control shares of the Company will have the same voting rights as all of the other shares of the Company common stock. Such provision could be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and we determine (after consultation with the SEC staff) that our being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.

Business Combinations

              Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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  any person who, directly or indirectly, beneficially owns 10% or more of the voting power of the corporation's outstanding voting stock; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of the corporation.

              A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

              After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

  •
  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

              These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

              The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the independent directors. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the Investment Company Act

              Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

              In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set, subject to the express terms of any of our then outstanding classes or series of stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the Investment Company Act, Maryland law and any other limitations imposed by law.

              The Investment Company Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

              For any class or series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such class or series will describe:

  •
  the designation and number of shares of such class or series;

  •
  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such class or series, as well as whether such dividends are participating or non-participating;

  •
  any provisions relating to convertibility or exchangeability of the shares of such class or series, including adjustments to the conversion price of such class or series;

  •
  the rights and preferences, if any, of holders of shares of such class or series upon our liquidation, dissolution or winding up of our affairs;

  •
  the voting powers, if any, of the holders of shares of such class or series;

  •
  any provisions relating to the redemption of the shares of such class or series;

  •
  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such class or series are outstanding;

  •
  any conditions or restrictions on our ability to issue additional shares of such class or series or other securities;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other relative powers, preferences and participating, optional or special rights of shares of such class or series, and the qualifications, limitations or restrictions thereof.

              All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each class or series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

 DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

GENERAL

              We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

              The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

  •
  the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

  •
  the title of such subscription rights;

  •
  the exercise price for such subscription rights (or method of calculation thereof);

  •
  the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

  •
  the number of such subscription rights issued to each stockholder;

  •
  the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

  •
  the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

  •
  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

  •
  any termination right we may have in connection with such subscription rights offering; and

  •
  any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

              We will not offer any subscription rights to purchase shares of our common stock under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement.

EXERCISE OF SUBSCRIPTION RIGHTS

              Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

              Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

 DESCRIPTION OF OUR WARRANTS

              The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

              We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

              A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

  •
  the title of such warrants;

  •
  the aggregate number of such warrants;

  •
  the price or prices at which such warrants will be issued;

  •
  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

  •
  if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

  •
  in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

  •
  in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

  •
  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

  •
  whether such warrants will be issued in registered form or bearer form;

  •
  if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

  •
  if applicable, the date on and after which such warrants and the related securities will be separately transferable;

  •
  information with respect to book-entry procedures, if any;

  •
  the terms of the securities issuable upon exercise of the warrants;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

              We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

              Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

              Under the Investment Company Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Ares Capital and its stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The Investment Company Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

              We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

              As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us.

              Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See "Available Information" for information on how to obtain a copy of the indenture.

              The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

  •
  the designation or title of the series of debt securities;

  •
  the total principal amount of the series of debt securities;

  •
  the percentage of the principal amount at which the series of debt securities will be offered;

  •
  the date or dates on which principal will be payable;

  •
  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

  •
  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

  •
  the terms for redemption, extension or early repayment, if any;

  •
  the currencies in which the series of debt securities are issued and payable;

  •
  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

  •
  the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

  •
  the denominations in which the offered debt securities will be issued;

  •
  the provision for any sinking fund;

  •
  any restrictive covenants;

  •
  any Events of Default;

  •
  whether the series of debt securities is issuable in certificated form;

  •
  any provisions for defeasance or covenant defeasance;

  •
  if applicable, U.S. federal income tax considerations relating to original issue discount;

  •
  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

  •
  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

  •
  whether the debt securities are subject to subordination and the terms of such subordination;

  •
  the listing, if any, on a securities exchange; and

  •
  any other terms.

              The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

              We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 200%. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital."

GENERAL

              The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement ("offered debt securities") and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities ("underlying debt securities") may be issued under the indenture in one or more series.

              For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

              The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities." The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities"

means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

              The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

              We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

              We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

              We expect that we will usually issue debt securities in book entry only form represented by global securities.

CONVERSION AND EXCHANGE

              If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

PAYMENT AND PAYING AGENTS

              We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

Payments on Global Securities

              We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

              We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

              Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

              If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the accompanying prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

              Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

EVENTS OF DEFAULT

              You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

              The term "Event of Default" in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

  •
  We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within 5 days.

  •
  We do not pay interest on a debt security of the series when due, and such default is not cured within 30 days.

  •
  We do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within 5 days.

  •
  We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

  •
  We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days.

  •
  On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100%.

  •
  Any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

              An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

              If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

              The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity") (Section 315 of the Trust Indenture Act of 1939). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

              Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  You must give your trustee written notice that an Event of Default has occurred and remains uncured.

  •
  The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

  •
  The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

  •
  The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

              However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

              Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

  •
  the payment of principal, any premium or interest; or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

              Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

              Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

MERGER OR CONSOLIDATION

              Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

  •
  Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

  •
  Immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing.

  •
  Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

  •
  We must deliver certain certificates and documents to the trustee.

  •
  We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

MODIFICATION OR WAIVER

              There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

              First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of or interest on a debt security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

              The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

              Any other change to the indenture and the debt securities would require the following approval:

  •
  If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

  •
  If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

              The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."

Further Details Concerning Voting

              When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

  •
  For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

  •
  For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

              Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "Defeasance—Full Defeasance."

              We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

              Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

DEFEASANCE

              The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

              If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance." In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under "Indenture Provisions—Subordination" below. In order to achieve covenant defeasance, we must do the following:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

              We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

              If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

              If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

  •
  We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with.

              If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under "Indenture Provisions—Subordination."

FORM, EXCHANGE AND TRANSFER OF CERTIFICATED REGISTERED SECURITIES

              Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

              Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

              Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

              If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

              If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

RESIGNATION OF TRUSTEE

              Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

INDENTURE PROVISIONS—SUBORDINATION

              Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

              In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

              By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

              "Senior Indebtedness" is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

              If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

THE TRUSTEE UNDER THE INDENTURE

              U.S. Bank National Association will serve as the trustee under the indenture.

CERTAIN CONSIDERATIONS RELATING TO FOREIGN CURRENCIES

              Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

BOOK-ENTRY DEBT SECURITIES

              The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the debt securities. The debt securities will be issued as fully- registered securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.

              DTC, the world's largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC's participants ("Direct Participants") deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants' accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC").

              DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). DTC has a Standard & Poor's rating of AA+. The DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

              Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC's records. The ownership interest of each actual purchaser of each security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

              To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

              Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

              Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

              Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC's Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

              Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts upon DTC's receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC or its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

              DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

              The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

 DESCRIPTION OF OUR UNITS

              The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.

              We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.

              A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

  •
  the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

  •
  a description of the terms of any unit agreement governing the units;

  •
  a description of the provisions for the payment, settlement, transfer or exchange of the units; and

  •
  whether the units will be issued in fully registered or global form.

              We will not offer any units under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement.

 SALES OF COMMON STOCK BELOW NET ASSET VALUE

              Pursuant to approval granted at a special meeting of stockholders held on May 12, 2016, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expires on May 12, 2017.

              In order to sell shares of common stock pursuant to this authorization, no further authorization from our stockholders has to be solicited, but a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price that closely approximates the market value of those shares of common stock, less any distributing commission or discount.

              In making a determination that an offering of common stock below its net asset value per share is in our and our stockholders' best interests, our board of directors will consider a variety of factors including:

  •
  the effect that an offering below net asset value per share would have on our stockholders, including the potential dilution to the net asset value per share of our common stock our stockholders would experience as a result of the offering;

  •
  the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined net asset value per share;

  •
  the relationship of recent market prices of par common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

  •
  whether the estimated offering price would closely approximate the market value of shares of our common stock;

  •
  the potential market impact of being able to raise capital during the current financial market difficulties;

  •
  the nature of any new investors anticipated to acquire shares of our common stock in the offering;

  •
  the anticipated rate of return on and quality, type and availability of investments; and

  •
  the leverage available to us.

              Our board of directors will also consider the fact that sales of shares of common stock at a discount will benefit our investment adviser as our investment adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other of our securities or from the offering of common stock at premium to net asset value per share.

              We will not sell shares of our common stock pursuant to stockholder approval (or any rights, warrants or units to purchase shares of our common stock) under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement if the cumulative dilution to our net asset value per share from offerings under the registration statement, as amended by such post-effective amendment, exceeds 15%. This would be measured separately for each offering pursuant to the registration statement, as amended by this post-effective amendment, by calculating the percentage dilution or accretion to aggregate net asset value from that offering and then summing the percentage from each offering. For example, if our most recently determined net asset value per share at the time of the first offering is $15.00 and we have 30 million shares of common stock outstanding, the sale of 6 million shares of common stock at net proceeds to us of $7.50 per share (a 50% discount) would produce dilution of 8.33%. If we subsequently determined that our net asset value per share increased to $15.75 on the then 36 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 7.2 million shares of common stock at net proceeds to us of $9.45 per share, which would produce dilution of 6.67%, before we would reach the aggregate 15% limit.

              Sales by us of our common stock at a discount from net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro rata basis. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock."

              The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than net asset value per share on three different types of investors:

  •
  existing stockholders who do not purchase any shares in the offering;

  •
  existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

  •
  new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in the Offering

              Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate dilution in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to such offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. Further, if current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted.

              The following chart illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur.

              The examples assume that the issuer has 30 million shares outstanding, $600 million in total assets and $150 million in total liabilities. The current net asset value and net asset value per share are thus $450 million and $15.00. The chart illustrates the dilutive effect on Stockholder A of (a) an offering of 1.5 million shares of common stock (5% of the outstanding shares) at $14.25 per share after offering expenses and commissions (a 5% discount from net asset value), (b) an offering of 3 million shares of common stock (10% of the outstanding shares) at $13.50 per share after offering expenses and commissions (a 10% discount from net asset value), (c) an offering of 6 million shares of common stock (20% of the outstanding shares) at $12.00 per share after offering expenses and commissions (a 20% discount from net asset value) and (d) an offering of 7.5 million shares of common stock (25% of the outstanding shares) at $11.25 per share after offering expenses and commissions (a 25% discount from net asset value). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined net asset value. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3		Example 4
		5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount		25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.00	—	$14.21	—	$12.63	—	$11.84	—
Net Proceeds per Share to Issuer		$14.25	—	$13.50	—	$12.00	—	$11.25	—
Decrease to Net Asset Value
Total Shares Outstanding	30,000,000	31,500,000	5.00%	33,000,000	10.00%	36,000,000	20.00%	37,500,000	25.00%
Net Asset Value per Share	$15.00	$14.96	(0.24)%	$14.86	(0.91)%	$14.50	(3.33)%	$14.25	(5.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	30,000	30,000	0.00%	30,000	0.00%	30,000	0.00%	30,000	0.00%
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(16.67)%	0.08%	(20.00)%
Total Net Asset Value Held by Stockholder A	$450,000	$448,929	(0.24)%	$445,909	(0.91)%	$435,000	(3.33)%	$427,500	(5.00)%
Total Investment by Stockholder A (Assumed to Be $15.00 per Share)	$450,000	$450,000		$450,000		$450,000		$450,000
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)		$(1,071)		$(4,091)		$(15,000)		$(22,500)
Investment per Share Held by Stockholder A (Assumed to be $15.00 per Share on Shares Held Prior to Sale)	$15.00	$15.00	0.00%	$15.00	0.00%	$15.00	0.00%	$15.00	0.00%
Net Asset Value per Share Held by Stockholder A		$14.96		$14.86		$14.50		$14.50
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.04)		$(0.14)		$(0.50)		$(0.75)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(3.33)%		(5.00)%

Impact on Existing Stockholders Who Do Participate in the Offering

              Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, although at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in shares of our common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience accretion in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

              The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (a) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.05% of an offering of 6 million shares) rather than its 0.10% proportionate share and (b) 150% of such percentage (i.e., 9,000 shares, which is 0.15% of an offering of 6 million shares rather than its 0.10% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$12.63		$12.63
Net Proceeds per Share to Issuer		$12.00		$12.00
Decrease/Increase to Net Asset Value
Total Shares Outstanding	30,000,000	36,000,000	20%	36,000,000	20%
Net Asset Value per Share	$15.00	$14.50	(3.33)%	$14.50	(3.33)%
Dilution/Accretion to Participating Stockholder Shares Held by Stockholder A	30,000	33,000	10%	39,000	30%
Percentage Held by Stockholder A	0.10%	0.09%	(8.33)%	0.11%	8.33%
Total Net Asset Value Held by Stockholder A	$450,000	$478,500	6.33%	$565,500	25.67%
Total Investment by Stockholder A (Assumed to be $15.00 per Share on Shares Held Prior to Sale)		$487,895		$563,684
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)		$(9,395)		$1,816
Investment per Share Held by Stockholder A (Assumed to Be $15.00 on Shares Held Prior to Sale)	$15.00	$14.78	(1.44)%	$14.45	(3.64)%
Net Asset Value per Share Held by Stockholder A		$14.50		$14.50
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.28)		$0.05	0.40%
Percentage Dilution/Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)			(1.96)%		0.32%

Impact on New Investors

              Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value, but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the Company, will experience an immediate decrease, although small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the Company being significantly less than the discount per share, will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

              The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10%, 20% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3		Example 4
		5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount		25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.00		$14.21		$12.63		$11.84
Net Proceeds per Share to Issuer		$14.25		$13.50		$12.00		$11.25
Decrease/Increase to Net Asset Value
Total Shares Outstanding	30,000,000	31,500,000	5%	33,000,000	10%	36,000,000	20%	37,500,000	25.00%
Net Asset Value per Share	$15.00	$14.96	(0.24)%	$14.86	(0.91)%	$14.50	(3.33)%	$14.25	(5.00)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	0	1,500		3,000		6,000		7,500
Percentage Held by Investor A	0.00%	0.00%		0.01%		0.02%		0.02%
Total Net Asset Value Held by Investor A	$0	$22,446		$44,591		$87,000		$106,875
Total Investment by Investor A (At Price to Public)		$22,500		$42,632		$75,789		$88,816
Total Dilution/Accretion to Investor A (Total Net Asset Value Less Total Investment)		$(54)		$1,959		$11,211		$18,059
Investment per Share Held by Investor A	$0	$15.00		$14.21		$12.63		$11.84
Net Asset Value per Share Held by Investor A		$14.96		$14.86		$14.50		$14.25
Dilution/Accretion per Share Held by Investor A (Net Asset Value per Share Less Investment per Share)		$(0.04)		$0.65		$1.87		$2.41
Percentage Dilution/Accretion to Investor A (Dilution per Share Divided by Investment per Share)			(0.24)%		4.60%		14.79%		20.33%

 ISSUANCE OF WARRANTS OR SECURITIES TO SUBSCRIBE FOR
OR CONVERTIBLE INTO SHARES OF OUR COMMON STOCK

              At our 2008 annual stockholders meeting, our stockholders approved our ability to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock, not exceeding 25% of our then outstanding common stock, at an exercise or conversion price that, at the date of issuance, will not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock. The authorization granted to sell or authorize issue warrants or securities to subscribe for or convertible into shares of our common stock has no expiration. Any exercise of warrants or securities to subscribe for or convertible into shares of our common stock at an exercise or conversion price that is below net asset value at the time of such exercise or conversion would result in an immediate dilution to existing common stockholders. This dilution would include reduction in net asset value as a result of the proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest than the increase in our assets resulting from such offering.

              As a result of obtaining this authorization, in order to sell or otherwise issue such securities, (a) the exercise, conversion or subscription rights in such securities must expire by their terms within 10 years, (b) with respect to any warrants, options or rights to subscribe or convert to our common stock that are issued along with other securities, such warrants, options or rights must not be separately transferable, (c) the exercise or conversion price of such securities must not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock at the date of issuance of such securities, (d) the issuance of such securities must be approved by a majority of the board of directors who have no financial interest in the transaction and a majority of the independent directors on the basis that such issuance is in the best interests of the Company and its stockholders and (e) the number of shares of our common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such securities must not exceed 25% of our outstanding common stock at such time.

              We could also sell shares of common stock below net asset value per share in certain other circumstances, including through subscription rights issued in rights offerings. See "Description of Our Subscription Rights" and "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares."

 REGULATION

              We have elected to be regulated as a BDC under the Investment Company Act and have elected to be treated as a RIC under the Code. As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. The Investment Company Act contains prohibitions and restrictions relating to certain transactions between BDCs and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Among other things, we generally cannot invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than us and our downstream affiliates) currently has an investment (although we may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Certain types of co- investment transactions would only be permitted pursuant to an exemptive order from the SEC, for which we have applied. Any such order will be subject to certain terms and conditions. Further, there is no assurance that the application for exemptive relief will be granted by the SEC.

              The Investment Company Act contains certain restrictions on certain types of investments we may make. Specifically, we may only invest up to 30% of our portfolio in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              The Investment Company Act also requires that a majority of our directors be persons other than "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act, referred to herein as "independent directors." In addition, the Investment Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless that change is approved by holders of at least a majority of our outstanding voting securities. Under the Investment Company Act, the vote of holders of at least a "majority of outstanding voting securities" means the vote of the holders of the lesser of: (a) 67% or more of the outstanding shares of our common stock present at a meeting or represented by proxy if holders of more than 50% of the shares of our common stock are present or represented by proxy or (b) more than 50% of the outstanding shares of our common stock.

              We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies. We may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. We may purchase or otherwise receive warrants or options to purchase the common stock of our portfolio companies in connection with acquisition financings or other investments. In connection with such an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the Investment Company Act), invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

SBA REGULATION

              In April 2015, our wholly owned subsidiary, AVF LP, received a license from the SBA to operate as a SBIC under the provisions of Section 301(c) of the Small Business Investment Act. The SBA places certain limitations on the financing of investments by SBICs in portfolio companies, including regulating the types of financings, restricting investments to only include small businesses with certain characteristics or in certain industries, and requiring capitalization thresholds that may limit distributions to the Company. AVF LP will invest in small businesses, as such term is defined in the SBA regulations, in accordance with SBA regulations and expects that such investments will primarily be in early-stage and/or venture capital-backed companies.

              The license from the SBA allows AVF LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Leverage through SBA-guaranteed debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any SBIC may borrow to $150 million. Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest and do not require any principal payments prior to maturity. AVF LP is subject to regulation and oversight by the SBA, including requirements with respect to reporting financial information, such as the extent of capital impairment if applicable, on a regular basis and annual examinations conducted by the SBA. The SBA, as a creditor, will have a superior claim to AVF LP's assets over the Company's stockholders in the event AVF LP is liquidated or the SBA exercises its remedies under the SBA-guaranteed debentures issued by AVF LP upon an event of default.

              SBICs are designed to stimulate the flow of private investor capital to eligible small businesses as defined by the SBA. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million for the most recent fiscal year and have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must invest 25% of its investment capital in "smaller enterprises," as defined by the SBA. The definition of a smaller enterprise generally includes businesses that have a tangible net worth not exceeding $6.0 million for the most recent fiscal year and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller enterprise, which criteria depend on the primary industry in which the business is engaged and is based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in an eligible small business, it may continue to make follow on investments in the company, regardless of the size of the company at the time of the follow on investment.

              The SBA prohibits an SBIC from providing funds to small businesses with certain characteristics, such as businesses with the majority of their employees located outside the U.S., or from investing in project finance, real estate, farmland, financial intermediaries or "passive" (i.e., non-operating) businesses. Without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC's regulatory capital in any one company and its affiliates.

              The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). An SBIC may exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA's prior written approval.

              The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in associates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

              The SBA regulations require, among other things, an annual periodic examination of a licensed SBIC by an SBA examiner to determine the SBIC's compliance with the relevant SBA regulations, and the performance of a financial audit by an independent auditor.

QUALIFYING ASSETS

              A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) below. Thus, under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions):

  (a)
  is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer that:

  (i)
  is organized under the laws of, and has its principal place of business in, the United States;

  (ii)
  is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

  (iii)
  does not have any class of securities listed on a national securities exchange;

  (b)
  is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if:

  (i)
  at the time of the purchase, we own at least 50% of the (x) greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities; and (y) the greatest amount of debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company; and

      (ii)
      we are one of the 20 largest holders of record of such issuer's outstanding voting securities; or

    (c)
    is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if the aggregate market value of such company's outstanding voting and non-voting common equity is less than $250.0 million.

  (2)
  Securities of any eligible portfolio company that we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

              BDCs generally must offer to make available to the issuer of portfolio securities significant managerial assistance, by either offering, and providing if accepted, significant guidance and counsel concerning the management operations or business objectives of the portfolio company or by exercising a controlling influence over the management or policies of a portfolio company, except in circumstances where either (i) the business development company does not treat such issuer of securities as an eligible portfolio company, or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance.

TEMPORARY INVESTMENTS

              Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as "temporary investments," so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the Diversification Tests in order to qualify as a RIC. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

INDEBTEDNESS AND SENIOR SECURITIES

              We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 200%. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital."

CODE OF ETHICS

              We and Ares Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. Our code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of the code of ethics, see "Available Information."

PROXY VOTING POLICIES AND PROCEDURES

              SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, we invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we delegate the exercise of such rights to Ares Capital Management. Ares Capital Management's proxy voting policies and procedures are summarized below:

              In determining how to vote, officers of our investment adviser consult with each other and other investment professionals of Ares, taking into account our and our investors' interests as well as any potential conflicts of interest. Our investment adviser consults with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of the Company or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

              An officer of Ares Capital Management keeps a written record of how all such proxies are voted. Our investment adviser retains records of (a) proxy voting policies and procedures, (b) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (c) all votes cast, (d) investor requests for voting information and (e) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

              Our investment adviser's proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser votes our proxies in accordance with these guidelines unless: (a) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (b) the subject matter of the vote is not covered by these guidelines, (c) a material conflict of interest is present or (d) our investment adviser finds it necessary to vote contrary to its general guidelines to maximize stockholder value or the best interests of Ares Capital. In reviewing proxy issues, our investment adviser generally uses the following guidelines:

              Elections of Directors:    In general, our investment adviser will vote proxies in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. Our investment adviser may withhold votes for directors when it (a) believes a direct conflict of interest exists between the interests of the director and the stockholders, (b) concludes that the actions of the director are unlawful, unethical or negligent or (c) believes the board is entrenched in or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

              Appointment of Auditors:    We believe that a portfolio company remains in the best position to choose its independent auditors and our investment adviser will generally support management's recommendation in this regard.

              Changes in Capital Structure:    Changes in a portfolio company's charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

              Corporate Restructurings, Mergers and Acquisitions:    We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

              Proposals Affecting Stockholder Rights:    We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the portfolio company.

              Corporate Governance:    We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

              Anti-Takeover Measures:    Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.

              Stock Splits:    Our investment adviser will generally vote with management on stock split matters.

              Limited Liability of Directors:    Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

              Social and Corporate Responsibility:    Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

              Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities during the twelve-month period ended March 31, 2016 free of charge by making a written request for proxy voting information to our Investor Relations Department at Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167, by calling us at (888) 818-5298 or on the SEC's website at www.sec.gov.

PRIVACY PRINCIPLES

              We endeavor to maintain the privacy of our recordholders and to safeguard their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

              Generally, we will not receive any non-public personal information about recordholders of the common stock of the Company, although certain of our recordholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

  •
  information we receive from recordholders, whether we receive it orally, in writing or electronically. This includes recordholders' communications to us concerning their investment;

  •
  information about recordholders' transactions and history with us; and

  •
  other general information that we may obtain about recordholders, such as demographic and contact information such as address.

              We disclose non-public personal information about recordholders:

  •
  to our affiliates (such as our investment adviser and administrator) and their employees for everyday business purposes;

  •
  to our service providers (such as our accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service recordholder accounts or otherwise provide the applicable service;

  •
  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

  •
  as allowed or required by applicable law or regulation.

              When the Company shares non-public recordholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our recordholders' privacy. The Company does not permit use of recordholder information for any non-business or marketing purpose, nor does the Company permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

              The Company's service providers, such as its adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect recordholder non-public personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

              Personnel of affiliates may access recordholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a recordholder's account or comply with legal requirements.

              If a recordholder ceases to be a recordholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify recordholders and provide a description of our privacy policy.

              In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

OTHER

              We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the Investment Company Act. We are periodically examined by the SEC for compliance with the Investment Company Act.

              We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to the Company or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations

              The Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

              In addition, The NASDAQ Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

              Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. Computershare acts as the transfer agent, dividend paying agent and registrar for our common stock. The principal business address of Computershare is 250 Royall Street, Canton, MA 02021.

BROKERAGE ALLOCATION AND OTHER PRACTICES

              Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

              Subject to policies established by our board of directors, our investment adviser, Ares Capital Management, is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities.

              While our investment adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

              We also pay brokerage commissions incurred in connection with open-market purchases pursuant to our dividend reinvestment plan.

              The aggregate amount of brokerage commissions paid by us during the three most recent fiscal years is $66,003.

 PLAN OF DISTRIBUTION

              We may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

              The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our common stockholders or (c) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

              In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

              Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

              Any underwriters that are qualified market makers on the NASDAQ Global Market may engage in passive market making transactions in our common stock on the NASDAQ Global Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, the passive market maker's bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

              We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

              Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

              Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

              If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

              We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

              In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

 LEGAL MATTERS

              The legality of the securities offered hereby will be passed upon for the Company by Proskauer Rose LLP, Los Angeles, California and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              KPMG LLP, located at 500 South Hope Street, Los Angeles, California 90071, is the independent registered public accounting firm of the Company.

              The audited financial statements of the Company included in this prospectus have been so included in reliance on the report of KPMG LLP, an independent registered public accounting firm whose report thereon is included elsewhere in this prospectus, given on the authority of said firm as experts in auditing and accounting.

              The audited financial statements of Senior Secured Loan Fund LLC included as an exhibit to the registration statement of which this prospectus is a part have been so included in reliance on the report of KPMG LLP, an independent registered public accounting firm whose report thereon is included as an exhibit to the Registration Statement of which this prospectus forms a part, given on the authority of said firm as experts in auditing and accounting.

              Ernst & Young LLP, located at 8484 Westpark Drive, McLean, Virgina 22102, is the independent registered public accounting firm of American Capital, Ltd.

AVAILABLE INFORMATION

              We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

              We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this document. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Such information is also available from the EDGAR database on the SEC's website at www.sec.gov. You also can obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (202) 551-8090 or (800) SEC-0330.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Ares Capital Corporation:

        We have audited the accompanying consolidated balance sheet of Ares Capital Corporation (and subsidiaries) (the Company) as of December 31, 2015 and 2014, including the consolidated schedule of investments as of December 31, 2015 and 2014, and the related consolidated statements of operations, stockholders' equity, and cash flows, and the financial highlights (included in note 14), for each of the years in the three-year period ended December 31, 2015. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 and 2014, by correspondence with custodians, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Ares Capital Corporation (and subsidiaries) as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Ares Capital Corporation's internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated February 24, 2016 expressed as an unqualified opinion on the effectiveness of Ares Capital Corporation's internal control over financial reporting.

        As explained in note 8 to the consolidated financial statements, the accompanying consolidated financial statements include investments valued at $9.1 billion (175% of net assets), whose fair values have been estimated by the Board of Directors and management in the absence of readily determinable fair values. Such estimates are based on financial and other information provided by management of its portfolio companies, pertinent market and industry data, as well as input from independent valuation firms. These investments are valued in accordance with FASB ASC 820, Fair Value Measurement, which requires the Company to assume that the portfolio investments are sold in a principal market to market participants. The Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to these valuation techniques are observable or unobservable. $9.1 billion of investments at December 31, 2015 are valued based on unobservable inputs. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate significantly over short periods of time. These determinations of fair value could differ materially from the values that would have been utilized had a ready market for these investments existed.

/S/ KPMG LLP
Los Angeles, California
February 24, 2016

 Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Ares Capital Corporation:

        We have audited Ares Capital Corporation's (the Company) internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Ares Capital Corporation's management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management's Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company's internal control over financial reporting based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        In our opinion, Ares Capital Corporation maintained, in all material respects, effective internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of Ares Capital Corporation (and subsidiaries) as of December 31, 2015 and 2014, including the consolidated schedule of investments as of December 31, 2015 and 2014, and the related consolidated statements of operations, stockholders' equity, and cash flows, and the financial highlights (included in note 14), for each of the years in the three-year period ended December 31, 2015, and our report dated February 24, 2016 expressed an unqualified opinion on those consolidated financial statements.

/S/ KPMG LLP
Los Angeles, California
February 24, 2016

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands, except per share data)

	As of December 31,
	2015	2014
ASSETS
Investments at fair value
Non-controlled/non-affiliate company investments	$6,481,333	$6,270,075
Non-controlled affiliate company investments	195,074	228,716
Controlled affiliate company investments	2,379,089	2,529,588

Total investments at fair value (amortized cost of $9,147,646 and $8,875,095, respectively)	9,055,496	9,028,379
Cash and cash equivalents	257,056	194,555
Interest receivable	137,968	160,981
Receivable for open trades	—	859
Other assets	80,836	112,999

Total assets	$9,531,356	$9,497,773

LIABILITIES
Debt	$4,138,479	$3,924,482
Base management fees payable	34,125	34,497
Income based fees payable	31,234	33,070
Capital gains incentive fees payable	42,265	92,979
Accounts payable and other liabilities	60,587	81,892
Interest and facility fees payable	51,007	46,974
Payable for open trades	327	164

Total liabilities	4,358,024	4,214,058
Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $0.001 per share, 500,000 common shares authorized; 314,347 and 314,108 common shares issued and outstanding, respectively	314	314
Capital in excess of par value	5,318,277	5,328,057
Accumulated overdistributed net investment income	(894)	(32,846)
Accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets	(53,013)	(166,668)
Net unrealized gains (losses) on investments, foreign currency and other transactions	(91,352)	154,858

Total stockholders' equity	5,173,332	5,283,715

Total liabilities and stockholders' equity	$9,531,356	$9,497,773

NET ASSETS PER SHARE	$16.46	$16.82

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the Years Ended December 31,
	2015	2014	2013
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest income from investments	$508,467	$439,405	$388,034
Capital structuring service fees	69,983	72,170	48,167
Dividend income	18,798	28,017	17,969
Management and other fees	—	—	949
Other income	13,455	17,488	17,054

Total investment income from non-controlled/non-affiliate company investments	610,703	557,080	472,173
From non-controlled affiliate company investments:
Interest income from investments	13,926	11,814	19,531
Capital structuring service fees	2,601	1,940	395
Dividend income	3,654	5,608	7,994
Other income	240	843	213

Total investment income from non-controlled affiliate company investments	20,421	20,205	28,133
From controlled affiliate company investments:
Interest income from investments	294,959	290,219	240,368
Capital structuring service fees	21,970	39,452	43,119
Dividend income	51,049	50,671	73,681
Management and other fees	23,906	24,596	19,254
Other income	2,342	6,736	4,993

Total investment income from controlled affiliate company investments	394,226	411,674	381,415

Total investment income	1,025,350	988,959	881,721

EXPENSES:
Interest and credit facility fees	226,967	216,019	171,495
Base management fees	134,346	127,997	104,857
Income based fees	121,390	118,273	110,511
Capital gain incentive fees	(26,721)	29,467	11,640
Administrative fees	14,244	13,689	12,317
Other general and administrative	29,612	27,383	26,390

Total expenses	499,838	532,828	437,210

NET INVESTMENT INCOME BEFORE INCOME TAXES	525,512	456,131	444,511
Income tax expense, including excise tax	17,752	18,329	14,105

NET INVESTMENT INCOME	507,760	437,802	430,406
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FOREIGN CURRENCY AND OTHER TRANSACTIONS:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	95,031	59,053	49,763
Non-controlled affiliate company investments	26,253	76,442	(1,245)
Controlled affiliate company investments	—	(43,807)	15,207
Foreign currency transactions	6,247	2,167	—

Net realized gains	127,531	93,855	63,725
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	(148,899)	(29,770)	22,115
Non-controlled affiliate company investments	(8,216)	18,080	(1,123)
Controlled affiliate company investments	(91,437)	69,476	(26,602)
Foreign currency and other transactions	2,342	1,578	—

Net unrealized gains (losses)	(246,210)	59,364	(5,610)

Net realized and unrealized gains (losses) from investments, foreign currency and other transactions	(118,679)	153,219	58,115
REALIZED LOSSES ON EXTINGUISHMENT OF DEBT	(10,411)	(72)	—

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$378,670	$590,949	$488,521

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 10)	$1.20	$1.94	$1.83

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING (see Note 10)	314,375	305,287	266,939

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2015
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
CIC Flex, LP(10)	Investment partnership	Limited partnership units (0.94 units)		9/7/2007	$—	$263	(2)

Covestia Capital Partners, LP(10)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	487	1,862	(2)

HCI Equity, LLC(8)(9)(10)	Investment company	Member interest (100.00% interest)		4/1/2010	—	127

Imperial Capital Private Opportunities, LP(10)(26)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	4,054	16,906	(2)

Partnership Capital Growth Fund I, L.P.(10)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	—	692	(2)

Partnership Capital Growth Investors III, L.P.(10)(26)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2,714	3,510	(2)

PCG-Ares Sidecar Investment II, L.P.(10)(26)	Investment partnership	Limited partnership interest (100.00% interest)		10/31/2014	6,521	9,254	(2)

PCG-Ares Sidecar Investment, L.P.(10)(26)	Investment partnership	Limited partnership interest (100.00% interest)		5/22/2014	2,152	242	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(10)(26)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	1,413	1,512

Senior Secured Loan Fund LLC(8)(11)(27)	Co-investment vehicle	Subordinated certificates ($2,000,914 par due 12/2024)	8.61% (Libor + 8.00%/M)(22)	10/30/2009	1,935,401	1,884,861
		Member interest (87.50% interest)		10/30/2009	—	—

					1,935,401	1,884,861

VSC Investors LLC(10)	Investment company	Membership interest (1.95% interest)		1/24/2008	299	1,158	(2)

					1,953,041	1,920,387		37.12%

Healthcare Services
Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)		12/13/2013	3,087	1,980
		Common stock (3 shares)		12/13/2013	3	—

					3,090	1,980

American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured loan ($8,810 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	8,810	8,810	(2)(16)(21)
		First lien senior secured loan ($52,039 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	52,039	52,039	(3)(16)(21)
		First lien senior secured loan ($2,988 par due 6/2019)	4.00% (Libor + 3.00%/Q)	6/27/2014	2,988	2,988	(4)(21)

					63,837	63,837

Argon Medical Devices, Inc.	Manufacturer and marketer of single-use specialty medical devices	Second lien senior secured loan ($9,000 par due 6/2022)	10.50% (Libor + 9.50%/Q)	12/23/2015	8,730	9,000	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
AwarePoint Corporation	Healthcare technology platform developer	First lien senior secured loan ($10,000 par due 6/2018)	9.50%	9/5/2014	9,934	10,000	(2)
		Warrant to purchase up to 3,213,367 shares of Series 1 preferred stock		11/14/2014	—	609	(2)

					9,934	10,609

CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC(25)	Correctional facility healthcare operator	First lien senior secured revolving loan ($5,250 par due 7/2019)	6.50% (Base Rate + 3.00%/Q)	7/23/2014	5,250	4,883	(2)(21)
		First lien senior secured loan ($6,651 par due 7/2021)	5.00% (Libor + 4.00%/Q)	7/23/2014	6,626	6,186	(2)(21)
		Second lien senior secured loan ($135,000 par due 7/2022)	9.38% (Libor + 8.38%/Q)	7/23/2014	133,890	121,500	(2)(21)
		Class A units (601,937 units)		8/19/2010	—	878	(2)

					145,766	133,447

Correctional Medical Group Companies, Inc.(25)	Correctional facility healthcare operator	First lien senior secured loan ($3,088 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	3,088	3,088	(2)(21)
		First lien senior secured loan ($4,093 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	4,093	4,093	(2)(21)
		First lien senior secured loan ($44,707 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	44,707	44,707	(3)(21)

					51,888	51,888

DCA Investment Holding, LLC(25)	Multi-branded dental practice management	First lien senior secured revolving loan ($145 par due 7/2021)	7.75% (Base Rate + 4.25%/Q)	7/2/2015	145	142	(2)(21)
		First lien senior secured loan ($19,089 par due 7/2021)	6.25% (Libor + 5.25%/Q)	7/2/2015	18,918	18,707	(2)(21)

					19,063	18,849

DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan ($10,500 par due 10/2018)	9.25% (Libor + 8.25%/M)	3/21/2014	10,205	10,500	(2)(21)
		Warrant to purchase up to 909,092 units of Series C preferred stock		3/21/2014	—	240	(2)

					10,205	10,740

Global Healthcare Exchange, LLC and GHX Ultimate Parent Corp.	On-demand supply chain automation solutions provider	Class A common stock (2,991 shares)		3/11/2014	2,991	2,991	(2)
		Class B common stock (980 shares)		3/11/2014	30	3,788	(2)

					3,021	6,779

Greenphire, Inc. and RMCF III CIV XXIX, L.P(25)	Software provider for clinical trial management	First lien senior secured loan ($4,000 par due 12/2018)	9.00% (Libor + 8.00%/M)	12/19/2014	4,000	4,000	(2)(21)
		Limited partnership interest (99.90% interest)		12/19/2014	999	999	(2)

					4,999	4,999

INC Research Mezzanine Co-Invest, LLC	Pharmaceutical and biotechnology consulting services	Common units (1,410,000 units)		9/27/2010	—	3,352	(2)

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan ($112,000 par due 6/2020)	9.25% (Libor + 8.25%/Q)	12/27/2012	112,000	108,640	(2)(21)

LM Acquisition Holdings, LLC(9)	Developer and manufacturer of medical equipment	Class A units (426 units)		9/27/2013	660	1,732	(2)

MC Acquisition Holdings I, LLC	Healthcare professional provider	Class A units (1,338,314 shares)		1/17/2014	1,338	1,491	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MW Dental Holding Corp.(25)	Dental services provider	First lien senior secured revolving loan ($3,500 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	3,500	3,500	(2)(21)
		First lien senior secured loan ($22,616 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	22,616	22,616	(2)(21)
		First lien senior secured loan ($24,233 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	24,233	24,233	(2)(21)
		First lien senior secured loan ($47,743 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	47,743	47,743	(3)(21)
		First lien senior secured loan ($19,744 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	19,744	19,744	(4)(21)

					117,836	117,836

My Health Direct, Inc.(25)	Healthcare scheduling exchange software solution provider	First lien senior secured loan ($2,500 par due 1/2018)	10.75%	9/18/2014	2,450	2,500	(2)
		Warrant to purchase up to 4,548 shares of Series D preferred stock		9/18/2014	39	40	(2)

					2,489	2,540

Napa Management Services Corporation	Anesthesia management services provider	First lien senior secured loan ($16,000 par due 2/2019)	9.03% (Libor + 8.03%/Q)	4/15/2011	16,000	16,000	(2)(21)
		First lien senior secured loan ($54,000 par due 2/2019)	9.03% (Libor + 8.03%/Q)	4/15/2011	53,961	54,000	(3)(21)
		Common units (5,345 units)		4/15/2011	5,764	17,350	(2)

					75,725	87,350

Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	Second lien senior secured loan ($90,000 par due 8/2019)	10.50% (Libor + 9.50%/Q)	2/27/2015	90,000	90,000	(2)(21)
		Common stock (2,500,000 shares)		6/21/2010	760	4,450	(2)

					90,760	94,450

New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($80,000 par due 7/2020)	10.25% (Libor + 9.00%/Q)	8/6/2013	78,906	76,000	(2)(21)

Nodality, Inc.	Biotechnology company	First lien senior secured loan ($700 par due 2/2018)		11/12/2015	700	636	(2)(20)
		First lien senior secured loan ($150 par due 2/2018)		11/12/2015	—	—	(2)(20)
		First lien senior secured loan ($7,019 par due 2/2018)		4/25/2014	6,860	1,053	(2)(20)
		First lien senior secured loan ($2,910 par due 8/2018)		4/25/2014	2,834	437	(2)(20)
		Warrant to purchase up to 225,746 shares of Series B preferred stock		4/25/2014	—	—	(2)

					10,394	2,126

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC(25)	Provider of technology-enabled solutions to pharmacies	First lien senior secured loan ($12,288 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	12,288	12,288	(3)(21)
		First lien senior secured loan ($6,906 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	6,906	6,906	(4)(21)
		Limited liability company membership interest (1.57%)		11/21/2013	1,000	1,197	(2)

					20,194	20,391

Patterson Medical Supply, Inc.	Distributor of rehabilitation supplies and equipment	Second lien senior secured loan ($19,000 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/2/2015	18,816	18,430	(2)(21)
PerfectServe, Inc.(25)	Communications software platform provider for hospitals and physician practices	First lien senior secured loan ($9,000 par due 3/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	8,661	9,000	(2)(21)
		First lien senior secured loan ($2,000 par due 7/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	1,960	2,000	(2)(21)
		Warrant to purchase up to 28,428 units of Series C preferred stock		9/15/2015	180	211	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 34,113 units of Series C preferred stock		12/26/2013	—	253	(2)

					10,801	11,464

PhyMED Management LLC	Provider of anesthesia services	Second lien senior secured loan ($47,239 par due 5/2021)	9.75% (Libor + 8.75%/Q)	12/18/2015	46,516	46,294	(2)(21)

Physiotherapy Associates Holdings, Inc.	Physical therapy provider	Class A common stock (100,000 shares)		12/13/2013	3,090	8,900

POS I Corp. (fka Vantage Oncology, Inc.)	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	935	(2)

Reed Group Holdings, LLC	Medical disability management services provider	Equity interests		4/1/2010	—	—	(2)

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Warrant to purchase up to 99,094 shares of Series C preferred stock		6/28/2012	38	28	(2)

Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Second lien senior secured loan ($108,679 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	108,513	108,679	(2)(21)

Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and respiratory products	Second lien senior secured loan ($60,000 par due 9/2018)	8.75% (Libor + 8.00%/M)	6/30/2014	60,000	60,000	(2)(21)

SurgiQuest, Inc.	Medical device manufacturer	Warrant to purchase up to 54,672 shares of Series D-4 convertible preferred stock		9/28/2012	—	331	(2)

Transaction Data Systems, Inc.	Pharmacy management software provider	Second lien senior secured loan ($27,500 par due 6/2022)	9.25% (Libor + 8.25%/Q)	6/15/2015	27,500	26,950	(2)(21)

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Second lien senior secured loan ($23,500 par due 9/2020)	10.25% (Libor + 9.25%/Q)	12/14/2015	23,500	23,500	(2)(21)
		Second lien senior secured loan ($50,000 par due 9/2020)	10.25% (Libor + 9.25%/Q)	9/24/2014	50,000	50,000	(2)(21)

					73,500	73,500

Urgent Cares of America Holdings I, LLC and FastMed Holdings I, LLC(25)	Operator of urgent care clinics	First lien senior secured loan ($14,000 par due 12/2022)	7.00% (Libor + 6.00%/M)	12/1/2015	14,000	13,860	(2)(21)(28)
		First lien senior secured loan ($54,725 par due 12/2022)	7.00% (Libor + 6.00%/M)	12/1/2015	54,725	54,178	(2)(21)(28)
		Preferred units (6,000,000 units)		6/11/2015	6,000	6,412
		Series A common units (2,000,000 units)		6/11/2015	2,000	1,828
		Series C common units (800,507 units)		6/11/2015	—	589

					76,725	76,867

VistaPharm, Inc. and Vertice Pharma UK Parent Limited	Manufacturer and distributor of generic pharmaceutical products	First lien senior secured loan ($20,000 par due 12/2021)	8.00% (Base Rate + 4.50%/Q)	12/21/2015	20,000	20,000	(21)
		Preferred shares (40,662 shares)		12/21/2015	407	407	(9)

					20,407	20,407

Young Innovations, Inc.	Dental supplies and equipment manufacturer	Second lien senior secured loan ($45,000 par due 7/2019)	9.00% (Libor + 8.00%/Q)	5/30/2014	45,000	45,000	(2)(21)

					1,326,411	1,325,821		25.63%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Other Services
American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Second lien senior secured loan ($50,000 par due 12/2021)	9.00% (Libor + 8.00%/Q)	6/30/2014	49,600	50,000	(2)(21)

Community Education Centers, Inc. and CEC Parent Holdings LLC(8)	Offender re-entry and in-prison treatment services provider	First lien senior secured loan ($13,949 par due 12/2017)	6.25% (Libor + 5.25%/Q)	12/10/2010	13,949	13,949	(2)(13)(21)
		First lien senior secured loan ($337 par due 12/2017)	7.75% (Base Rate + 4.25%/Q)	12/10/2010	337	337	(2)(13)(21)
		Second lien senior secured loan ($21,895 par due 6/2018)	15.42% (Libor + 15.00%/Q)	12/10/2010	21,895	21,895	(2)
		Class A senior preferred units (7,846 units)		3/27/2015	9,384	9,467	(2)
		Class A junior preferred units (26,154 units)		3/27/2015	20,168	12,080	(2)
		Class A common units (134 units)		3/27/2015	—	—	(2)

					65,733	57,728

Competitor Group, Inc. and Calera XVI, LLC(25)	Endurance sports media and event operator	First lien senior secured revolving loan ($4,950 par due 11/2018)		11/30/2012	4,950	3,713	(2)(20)
		First lien senior secured loan ($52,349 par due 11/2018)		11/30/2012	52,216	39,262	(2)(20)
		Membership units (2,522,512 units)		11/30/2012	2,523	—	(2)

					59,689	42,975

Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC(7)(25)	Provider of outsourced healthcare linen management solutions	First lien senior secured revolving loan ($500 par due 3/2019)	7.25% (Libor + 6.00%/Q)	3/13/2014	500	500	(2)(21)(24)
		First lien senior secured loan ($23,371 par due 3/2019)	7.25% (Libor + 6.00%/Q)	3/13/2014	23,371	23,371	(3)(21)
		Class A preferred units (2,475,000 units)		3/13/2014	2,475	3,522	(2)
		Class B common units (275,000 units)		3/13/2014	275	391	(2)

					26,621	27,784

Dwyer Acquisition Parent, Inc. and TDG Group Holding Company	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($31,500 par due 2/2020)	11.00%	6/12/2015	31,500	31,500	(2)
		Senior subordinated loan ($52,670 par due 2/2020)	11.00%	8/15/2014	52,670	52,670	(2)
		Common stock (32,843 shares)		8/15/2014	3,378	4,113	(2)

					87,548	88,283

Massage Envy, LLC(25)	Franchisor in the massage industry	First lien senior secured loan ($8,017 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	8,017	8,017	(2)(21)
		First lien senior secured loan ($46,434 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	46,434	46,434	(3)(21)
		First lien senior secured loan ($19,469 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	19,469	19,469	(4)(21)
		Common stock (3,000,000 shares)		9/27/2012	3,000	5,077	(2)

					76,920	78,997

McKenzie Sports Products, LLC(25)	Designer, manufacturer and distributor of hunting-related supplies	First lien senior secured loan ($39,500 par due 9/2020)	6.75% (Libor + 5.75%/M)	9/18/2014	39,500	37,920	(2)(14)(21)
		First lien senior secured loan ($45,000 par due 9/2020)	6.75% (Libor + 5.75%/M)	9/18/2014	45,000	43,200	(3)(14)(21)

					84,500	81,120

OpenSky Project, Inc. and OSP Holdings, Inc.	Social commerce platform operator	First lien senior secured loan ($2,100 par due 9/2017)	10.00%	6/4/2014	2,083	2,100	(2)
		Warrant to purchase up to 159,496 shares of Series D preferred stock		6/29/2015	48	—	(2)

					2,131	2,100

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Osmose Holdings, Inc.	Provider of structural integrity management services to transmission and distribution infrastructure	Second lien senior secured loan ($25,000 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/3/2015	24,521	24,250	(2)(21)

PODS, LLC	Storage and warehousing	Second lien senior secured loan ($17,500 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/2/2015	17,343	17,500	(2)(21)

Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($140,000 par due 5/2020)	8.00% (Libor + 7.00%/Q)	5/14/2013	140,000	131,600	(2)(21)

Surface Dive, Inc.	SCUBA diver training and certification provider	Second lien senior secured loan ($53,686 par due 1/2022)	9.00% (Libor + 8.00%/Q)	7/28/2015	53,686	53,686	(2)(21)
		Second lien senior secured loan ($72,000 par due 1/2022)	10.25% (Libor + 9.25%/Q)	1/29/2015	71,612	72,000	(2)(21)

					125,298	125,686

TWH Water Treatment Industries, Inc., TWH Filtration Industries, Inc. and TWH Infrastructure Industries, Inc.(25)	Wastewater infrastructure repair, treatment and filtration holding company	First lien senior secured loan ($2,240 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	2,240	2,218	(2)(21)
		First lien senior secured loan ($36,400 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	36,400	36,036	(3)(21)

					38,640	38,254

U.S. Security Associates Holdings, Inc	Security guard service provider	Senior subordinated loan ($25,000 par due 7/2018)	11.00%	11/24/2015	25,000	25,000	(2)

WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and equipment provider	Second lien senior secured loan ($3,726 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	3,657	3,540	(2)(21)
		Second lien senior secured loan ($21,274 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	20,880	20,210	(2)(21)

					24,537	23,750

					848,081	815,027		15.75%

Consumer Products
Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded archery and bowhunting accessories	First lien senior secured loan ($4,500 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	4,500	4,365	(2)(21)
		First lien senior secured loan ($9,500 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	9,500	9,120	(2)(18)(21)
		First lien senior secured loan ($6,742 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	6,742	6,540	(2)(21)
		First lien senior secured loan ($50,100 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	50,100	48,096	(3)(18)(21)
		Common units (373 units)		4/24/2014	3,733	3,390	(2)

					74,575	71,511

Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	Second lien senior secured loan ($80,000 par due 11/2021)	8.50% (Libor + 7.50%/Q)	5/1/2014	78,987	72,000	(2)(21)

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of OTC healthcare products	Warrant to purchase up to 1,654,678 shares of common stock		7/27/2011	—	505	(2)
		Warrant to purchase up to 1,120 shares of preferred stock		7/27/2011	—	1,342	(2)

					—	1,847

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Oak Parent, Inc.	Manufacturer of athletic apparel	First lien senior secured loan ($2,586 par due 4/2018)	7.61% (Libor + 7.00%/Q)	4/2/2012	2,582	2,586	(3)(21)
		First lien senior secured loan ($8,232 par due 4/2018)	7.61% (Libor + 7.00%/Q)	4/2/2012	8,216	8,232	(4)(21)

					10,798	10,818

PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1,000	1,937	(2)

Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Second lien senior secured loan ($66,000 par due 6/2021)	9.54% (Libor + 8.54%/Q)	12/23/2014	65,683	66,000	(2)(21)
		Common stock (30,000 shares)		12/23/2014	3,000	4,138	(2)

					68,683	70,138

SHO Holding I Corporation	Manufacturer and distributor of slip resistant footwear	Second lien senior secured loan ($100,000 par due 4/2023)	9.50% (Libor + 8.50%/Q)	10/27/2015	97,497	98,000	(2)(21)

Shock Doctor, Inc. and Shock Doctor Holdings, LLC(7)	Developer, marketer and distributor of sports protection equipment and accessories	Second lien senior secured loan ($89,425 par due 10/2021)	11.50% (Libor + 10.50%/Q)	4/22/2015	89,425	89,425	(2)(21)
		Class A preferred units (50,000 units)		3/14/2014	5,000	5,299	(2)
		Class C preferred units (50,000 units)		4/22/2015	5,000	5,299	(2)

					99,425	100,023

The Hygenic Corporation	Designer, manufacturer and marketer of branded wellness products	Second lien senior secured loan ($70,000 par due 4/2021)	9.75% (Libor + 8.75%/Q)	2/27/2015	70,000	68,600	(2)(21)

The Step2 Company, LLC(8)	Toy manufacturer	Second lien senior secured loan ($27,583 par due 9/2019)	10.00%	4/1/2010	27,484	27,583	(2)
		Second lien senior secured loan ($4,500 par due 9/2019)	10.00%	3/13/2014	4,500	4,500	(2)
		Second lien senior secured loan ($43,196 par due 9/2019)		4/1/2010	30,802	12,527	(2)(20)
		Common units (1,116,879 units)		4/1/2011	24	—
		Class B common units (126,278,000 units)		10/30/2014	—	—	(2)
		Warrant to purchase up to 3,157,895 units		4/1/2010	—	—

					62,810	44,610

Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement Holdings, Inc. and Hercules VB Holdings, Inc.	Leading manufacturer and distributor of textiles, apparel & luxury goods	Second lien senior secured loan ($55,576 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	55,090	55,576	(2)(21)
		Second lien senior secured loan ($91,697 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	90,901	91,697	(2)(21)
		Common stock (3,353,370 shares)		12/11/2014	3,353	4,372	(2)
		Common stock (3,353,371 shares)		12/11/2014	4,147	5,406	(2)

					153,491	157,051

					717,266	696,535		13.46%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Power Generation
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($3,900 par due 7/2017)	9.62%	12/16/2013	3,773	3,900	(2)
		Series B preferred stock (74,449 shares)		2/26/2014	250	400	(2)
		Warrant to purchase up to 59,524 units of Series B preferred stock		12/16/2013	146	120	(2)

					4,169	4,420

Bicent (California) Holdings LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($49,507 par due 2/2021)	8.25% (Libor + 7.25%/Q)	2/6/2014	49,507	49,507	(2)(21)

Brush Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($44,863 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	44,863	44,863	(2)(21)
		First lien senior secured loan ($500 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	500	500	(2)(21)
		First lien senior secured loan ($2,271 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	2,271	2,271	(2)(21)
		First lien senior secured loan ($6 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	6	6	(2)(21)
		First lien senior secured loan ($9,720 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	9,720	9,720	(4)(21)
		First lien senior secured loan ($108 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	108	108	(4)(21)

					57,468	57,468

CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($44,460 par due 12/2020)	5.00% Cash, 5.00% PIK	8/8/2014	44,460	41,348	(2)
		Warrant to purchase up to 4 units of common stock		8/8/2014	—	200	(2)

					44,460	41,548

DESRI VI Management Holdings, LLC	Wind power generation facility operator	Senior subordinated loan ($25,000 par due 12/2021)	9.75%	12/24/2014	25,000	25,000	(2)
		Non-Controlling units (10.0 units)		12/24/2014	1,483	1,378	(2)

					26,483	26,378

Grant Wind Holdings II, LLC	Wind power generation facility	Senior subordinated loan ($23,400 par due 7/2016)	10.00%	9/8/2015	23,400	23,400	(2)

Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($25,000 par due 11/2021)	6.50% (Libor + 5.50%/Q)	11/13/2014	24,753	23,000	(2)(21)
		Senior subordinated loan ($18,508 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	18,508	17,398	(2)
		Senior subordinated loan ($86,519 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	86,519	81,328	(2)

					129,780	121,726

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation(25)	Renewable fuel and chemical production developer	First lien senior secured loan ($10,000 par due 10/2018)	10.00% (Libor + 9.00%/M)	3/31/2015	9,881	10,000	(2)(21)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock		7/25/2013	—	13	(2)(9)

					9,881	10,013

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Second lien senior secured loan ($10,000 par due 2/2020)		2/20/2014	9,469	3,000	(2)(20)

Moxie Liberty LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($35,000 par due 8/2020)	7.50% (Libor + 6.50%/Q)	8/21/2013	34,714	33,250	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Moxie Patriot LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($35,000 par due 12/2020)	6.75% (Libor + 5.75%/Q)	12/19/2013	34,720	32,550	(2)(21)

Panda Power Annex Fund Hummel Holdings II LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($73,566 par due 10/2016)	12.00% PIK	10/27/2015	73,068	73,566	(2)

Panda Sherman Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($32,104 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32,104	28,893	(2)(21)

Panda Temple Power II, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($20,000 par due 4/2019)	7.25% (Libor + 6.00%/Q)	4/3/2013	19,887	17,800	(2)(21)

Panda Temple Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($24,813 par due 3/2022)	7.25% (Libor + 6.25%/Q)	3/6/2015	23,654	22,083	(2)(21)

PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)		10/20/2014	21,654	23,299	(2)

					594,418	568,901		11.00%

Manufacturing
Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	Warrant to purchase up to 400,000 shares of Series D-4 convertible preferred stock		8/7/2012	—	13	(2)

Chariot Acquisition, LLC(25)	Distributor and designer of aftermarket golf cart parts and accessories	First lien senior secured loan ($59,318 par due 9/2021)	7.25% (Libor + 6.25%/Q)	9/30/2015	59,318	59,318	(2)(21)(28)

Component Hardware Group, Inc.(25)	Commercial equipment	First lien senior secured revolving loan ($2,241 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	2,241	2,218	(2)(21)
		First lien senior secured loan ($8,062 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	8,062	7,982	(4)(21)

					10,303	10,200

Harvey Tool Company, LLC and Harvey Tool Holding, LLC(25)	Cutting tool provider to the metalworking industry	Senior subordinated loan ($27,925 par due 9/2020)	11.00%	8/13/2015	27,925	27,925	(2)
		Class A membership units (750 units)		3/28/2014	896	1,444	(2)

					28,821	29,369

Ioxus, Inc.	Energy storage devices	First lien senior secured loan ($10,168 par due 11/2017)	10.00% Cash, 2.00% PIK	4/29/2014	9,957	8,643	(2)
		Warrant to purchase up to 717,751 shares of Series AA preferred stock		4/29/2014	—	—	(2)

					9,957	8,643

KPS Global LLC	Walk-in cooler and freezer systems	First lien senior secured loan ($50,000 par due 12/2020)	9.63% (Libor + 8.63%/Q)	12/4/2015	50,000	50,000	(2)(21)

MacLean-Fogg Company and MacLean-Fogg Holdings, L.L.C.	Manufacturer and supplier for the power utility and automotive markets worldwide	Senior subordinated loan ($96,992 par due 10/2025)	10.50% Cash, 3.00% PIK	10/31/2013	96,992	96,992	(2)
		Preferred units (70,183 units)	4.50% Cash, 9.25% PIK	10/9/2015	70,782	70,782

					167,774	167,774

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MWI Holdings, Inc.	Engineered springs, fasteners, and other precision components	First lien senior secured loan ($14,164 par due 3/2019)	7.375% (Libor + 6.125%/Q)	10/30/2015	14,164	14,164	(2)(21)
		First lien senior secured loan ($28,102 par due 3/2019)	9.375% (Libor + 8.125%/Q)	6/15/2011	28,102	28,102	(3)(21)
		First lien senior secured loan ($19,879 par due 3/2019)	9.375% (Libor + 8.125%/Q)	6/15/2011	19,879	19,879	(4)(21)

					62,145	62,145

Niagara Fiber Intermediate Corp.(25)	Insoluble fiber filler products	First lien senior secured revolving loan ($1,881 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	1,870	1,505	(2)(21)
		First lien senior secured loan ($1,430 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	1,421	1,144	(2)(21)
		First lien senior secured loan ($13,649 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	13,567	10,919	(2)(21)

					16,858	13,568

Nordco Inc.(25)	Railroad maintenance-of-way machinery	First lien senior secured revolving loan ($3,750 par due 8/2020)	8.75% (Base Rate + 5.25%/Q)	8/26/2015	3,750	3,713	(2)(21)
		First lien senior secured loan ($70,250 par due 8/2020)	7.25% (Libor + 6.25%/Q)	8/26/2015	70,250	69,548	(2)(21)(28)
		First lien senior secured loan ($188 par due 8/2020)	8.75% (Base Rate + 5.25%/Q)	8/26/2015	188	186	(2)(21)(28)

					74,188	73,447

Pelican Products, Inc.	Flashlights	Second lien senior secured loan ($40,000 par due 4/2021)	9.25% (Libor + 8.25%/Q)	4/11/2014	39,955	38,400	(2)(21)

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—	(2)

SI Holdings, Inc.	Elastomeric parts, mid-sized composite structures, and composite tooling	Common stock (1,500 shares)		5/30/2014	1,500	1,483	(2)

TPTM Merger Corp.(25)	Time temperature indicator products	First lien senior secured revolving loan ($750 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/12/2013	750	743	(2)(21)
		First lien senior secured loan ($22,000 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	22,000	21,780	(3)(21)
		First lien senior secured loan ($10,000 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	10,000	9,900	(4)(21)

					32,750	32,423

					554,569	546,783		10.57%

Business Services
2329497 Ontario Inc.(9)	Outsourced data center infrastructure and related services provider	Second lien senior secured loan ($42,480 par due 6/2019)	10.50% (Libor + 9.25%/M)	12/13/2013	43,096	26,023	(2)(21)

Brandtone Holdings Limited(9)(25)	Mobile communications and marketing services provider	First lien senior secured loan ($5,674 par due 11/2018)	9.50% (Libor + 8.50%/M)	5/11/2015	5,532	5,674	(2)(21)
		First lien senior secured loan ($3,296 par due 1/2019)	9.50% (Libor + 8.50%/M)	5/11/2015	3,209	3,296	(2)(21)
		Warrant to purchase up to 115,002 units of Series Three participating convertible preferred ordinary shares		5/11/2015	—	1	(2)

					8,741	8,971

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	First lien senior secured loan ($3,515 par due 5/2018)	10.00%	7/23/2014	3,499	3,515	(2)
		First lien senior secured loan ($1,939 par due 9/2018)	10.00%	7/23/2014	1,929	1,939	(2)
		Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock		7/23/2014	—	—	(2)

					5,428	5,454

CIBT Holdings, Inc. and CIBT Investment Holdings, LLC(25)	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	4,563	(2)

CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units (32 units)		9/11/2015	—	—	(2)

Command Alkon, Incorporated and CA Note Issuer, LLC	Software solutions provider to the ready-mix concrete industry	Second lien senior secured loan ($10,000 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	10,000	10,000	(2)(21)
		Second lien senior secured loan ($11,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	11,500	11,500	(2)(21)
		Second lien senior secured loan ($26,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	26,500	26,500	(2)(21)
		Senior subordinated loan ($20,301 par due 8/2021)	14.00% PIK	8/8/2014	20,301	20,301	(2)

					68,301	68,301

Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)		12/15/2014	2,250	2,038	(2)
		Class B-1 common stock (4,132 units)		12/15/2014	450	408	(2)
		Class C-1 common stock (4,132 units)		12/15/2014	300	272	(2)
		Class A-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class B-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class C-2 common stock (4,132 units)		12/15/2014	—	—	(2)

					3,000	2,718

Directworks, Inc. and Co-Exprise Holdings, Inc.(25)	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	First lien senior secured loan ($2,333 par due 4/2018)	10.25% (Libor + 9.25%/M)	12/19/2014	2,333	2,287	(2)(21)
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock		12/19/2014	—	—	(2)

					2,333	2,287

DTI Holdco, Inc. and OPE DTI Holdings, Inc.	Provider of legal process outsourcing and managed services	First lien senior secured loan ($990 par due 8/2020)	5.75% (Libor + 4.75%/Q)	8/19/2014	990	950	(2)(21)
		Class A common stock (7,500 shares)		8/19/2014	7,500	6,361	(2)
		Class B common stock (7,500 shares)		8/19/2014	—	—	(2)

					8,490	7,311

EN Engineering, L.L.C.(25)	Engineering and consulting services to natural gas, electric power and other energy & industrial end markets	First lien senior secured loan ($2,568 par due 6/2021)	8.50% (Base Rate + 5.00%/Q)	6/30/2015	2,568	2,568	(2)(21)(28)
		First lien senior secured loan ($22,368 par due 6/2021)	7.00% (Libor + 6.00%/Q)	6/30/2015	22,229	22,368	(2)(21)(28)

					24,797	24,936

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Faction Holdings, Inc. and The Faction Group LLC (fka PeakColo Holdings, Inc.)(25)	Wholesaler of cloud-based software applications and services	First lien senior secured revolving loan ($2,000 par due 11/2017)	7.75% (Base Rate + 4.25%/Q)	11/3/2014	2,000	2,000	(2)(21)
		First lien senior secured loan ($4,000 par due 5/2019)	9.75% (Libor + 8.75%/Q)	11/3/2014	3,932	4,000	(2)(21)
		First lien senior secured loan ($3,000 par due 12/2019)	9.75% (Libor + 8.75%/Q)	12/3/2015	3,000	3,000	(2)(21)
		Warrant to purchase up to 1,481 shares of Series A preferred stock		12/3/2015	—	—	(2)
		Warrant to purchase up to 2,037 shares of Series A preferred stock		11/3/2014	93	147	(2)

					9,025	9,147

First Insight, Inc.	Software company providing merchandising and pricing solutions to companies worldwide	Warrant to purchase up to 122,827 units of Series C preferred stock		3/20/2014	—	13	(2)

HCPro, Inc. and HCP Acquisition Holdings, LLC(8)	Healthcare compliance advisory services	Senior subordinated loan ($9,810 par due 5/2015)		3/5/2013	2,691	—	(2)(20)
		Class A units (14,293,110 units)		6/26/2008	12,793	—	(2)

					15,484	—

iControl Networks, Inc. and uControl Acquisition, LLC	Software and services company for the connected home market	Second lien senior secured loan ($20,000 par due 3/2019)	9.50% (Libor + 8.50%/Q)	2/19/2015	19,684	20,075	(2)(19)(21)
		Warrant to purchase up to 385,616 shares of Series D preferred stock		2/19/2015	—	173	(2)

					19,684	20,248

IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock		10/15/2012	88	71	(2)

Interactions Corporation	Developer of a speech recognition software based customer interaction system	Second lien senior secured loan ($2,500 par due 7/2019)	9.85% (Libor + 8.85%/Q)	6/16/2015	2,196	2,500	(2)(21)
		Second lien senior secured loan ($22,500 par due 7/2019)	9.85% (Libor + 8.85%/Q)	6/16/2015	22,155	22,500	(5)(21)
		Warrant to purchase up to 68,187 shares of Series G-3 convertible preferred stock		6/16/2015	303	303	(2)

					24,654	25,303

Investor Group Services, LLC(7)	Business consulting for private equity and corporate clients	Limited liability company membership interest (5.17% interest)		6/22/2006	—	360

iPipeline, Inc., Internet Pipeline, Inc. and iPipeline Holdings, Inc.(25)	Provider of software solutions to the insurance and financial services industry	First lien senior secured loan ($11,970 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	11,970	11,970	(2)(21)
		First lien senior secured loan ($44,888 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	44,888	44,888	(3)(21)
		First lien senior secured loan ($14,963 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	14,963	14,963	(4)(21)
		Preferred stock (1,485 shares)		8/4/2015	1,485	1,912	(2)
		Common stock (647,542 shares)		8/4/2015	15	—	(2)

					73,321	73,733

IronPlanet, Inc.	Online auction platform provider for used heavy equipment	Warrant to purchase to up to 133,333 shares of Series C preferred stock		9/24/2013	214	214	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Itel Laboratories, Inc.(25)	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)		6/29/2012	1,000	1,183	(2)

Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,685 shares)		12/13/2013	2,221	2,362
		Common stock (16,251 shares)		12/13/2013	2,221	2,304

					4,442	4,666

Maximus Holdings, LLC	Provider of software simulation tools and related services	Warrant to purchase up to 1,050,013 shares of common stock		12/13/2013	—	—

Ministry Brands, LLC and MB Parent Holdings, LLC(25)	Software and payment services provider to faith-based institutions	First lien senior secured loan ($1,571 par due 11/2021)	5.25% (Libor + 4.25%/Q)	11/20/2015	1,571	1,571	(2)(21)
		First lien senior secured loan ($16,688 par due 11/2021)	10.75% (Libor + 9.75%/Q)	11/20/2015	16,688	16,688	(2)(21)
		First lien senior secured loan ($34,250 par due 11/2021)	10.75% (Libor + 9.75%/Q)	11/20/2015	33,912	34,250	(2)(21)
		Class A common units (2,000,000 units)		11/20/2015	2,000	2,000

					54,171	54,509

Multi-Ad Services, Inc.(7)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	—	404
		Common units (1,725,280 units)		4/1/2010	—	—

					—	404

MVL Group, Inc.(8)	Marketing research provider	Senior subordinated loan ($441 par due 7/2012)		4/1/2010	226	226	(2)(20)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					226	226

NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for appliance, furniture and consumer electronics dealers	Second lien senior secured loan ($24,100 par due 12/2021)	9.75% (Libor + 8.75%/Q)	6/1/2015	24,100	23,136	(2)(21)

PHL Investors, Inc., and PHL Holding Co.(8)	Mortgage services	Class A common stock (576 shares)		7/31/2012	3,768	—	(2)

Poplicus Incorporated	Business intelligence and market analytics platform provider	First lien senior secured loan ($5,000 par due 7/2019)	8.50% (Libor + 7.50%/M)	6/25/2015	4,759	4,900	(5)(21)
		Warrant to purchase up to 2,402,991 shares of Series C preferred stock		6/25/2015	125	125	(5)

					4,884	5,025

PowerPlan, Inc. and Project Torque Ultimate Parent Corporation	Fixed asset financial management software provider	Second lien senior secured loan ($30,000 par due 2/2023)	10.75% (Libor + 9.75%/Q)	2/23/2015	29,742	30,000	(2)(21)
		Second lien senior secured loan ($50,000 par due 2/2023)	10.75% (Libor + 9.75%/Q)	2/23/2015	49,557	50,000	(3)(21)
		Class A common stock (1,980 shares)		2/23/2015	1,980	2,592	(2)
		Class B common stock (989,011 shares)		2/23/2015	20	26	(2)

					81,299	82,618

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	1,130	(2)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	235	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Rocket Fuel Inc.	Provider of open and integrated software for digital marketing optimization	Common stock (11,405 units)		9/9/2014	40	20	(2)

Sonian Inc.	Cloud-based email archiving platform	First lien senior secured loan ($7,500 par due 9/2019)	9.00% (Libor + 8.00%/M)	9/9/2015	7,308	7,350	(5)(21)
		Warrant to purchase up to 169,045 shares of Series C preferred stock		9/9/2015	93	93	(5)

					7,401	7,443

Talari Networks, Inc.	Networking equipment provider	First lien senior secured loan ($6,000 par due 12/2018)	9.75% (Libor + 8.75%/M)	8/3/2015	5,901	6,000	(5)(21)
		Warrant to purchase up to 421,052 shares of Series D-1 preferred stock		8/3/2015	50	50	(5)

					5,951	6,050

TraceLink, Inc.(25)	Supply chain management software provider for the pharmaceutical industry	First lien senior secured loan ($4,500 par due 1/2019)	8.50% (Libor + 7.00%/M)	1/2/2015	4,413	4,500	(2)(21)
		Warrant to purchase up to 283,353 shares of Series A-2 preferred stock		1/2/2015	146	1,041	(2)

					4,559	5,541

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4,503	2,966

WorldPay Group PLC(9)	Payment processing provider	C2 shares (73,974 shares)		10/21/2015	11	44
		Ordinary shares (1,310,386 shares)		10/21/2015	1,128	5,931

					1,139	5,975

					507,889	480,780		9.29%

Financial Services
AllBridge Financial, LLC(8)	Asset management services	Equity interests		4/1/2010	1,140	8,037

Callidus Capital Corporation(8)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,670

Ciena Capital LLC(8)(25)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14,000 par due 12/2016)	6.00%	11/29/2010	14,000	14,000	(2)
		First lien senior secured loan ($500 par due 12/2016)	12.00%	11/29/2010	500	500	(2)
		First lien senior secured loan ($5,000 par due 12/2016)	12.00%	11/29/2010	5,000	5,000	(2)
		First lien senior secured loan ($2,500 par due 12/2016)	12.00%	11/29/2010	2,500	2,500	(2)
		Equity interests		11/29/2010	38,974	20,835	(2)

					60,974	42,835

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)

Gordian Acquisition Corp.	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Imperial Capital Group LLC	Investment services	Class A common units (40,440 units)		5/10/2007	9,832	14,376	(2)
		2006 Class B common units (13,249 units)		5/10/2007	2	3	(2)
		2007 Class B common units (1,652 units)		5/10/2007	—	—	(2)

					9,834	14,379

Ivy Hill Asset Management, L.P.(8)(10)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	235,526

Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC(10)(25)	Asset-backed financial services	First lien senior secured revolving loan ($50,960 par due 6/2017)	8.48% (Libor + 8.25%/M)	6/24/2014	50,960	50,960	(2)

LSQ Funding Group, L.C. and LM LSQ Investors LLC(10)(25)	Asset based lender	Senior subordinated loan ($30,000 par due 6/2021)	10.50%	6/25/2015	30,000	30,000	(2)
		Membership units (3,000,000 units)		6/25/2015	3,000	2,966

					33,000	32,966

					357,869	414,373		8.01%

Education
Campus Management Corp. and Campus Management Acquisition Corp.(7)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	9,315	(2)

Infilaw Holding, LLC(25)	Operator of for-profit law schools	First lien senior secured revolving loan		8/25/2011	—	—	(23)
		First lien senior secured loan ($3,626 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	3,626	3,626	(3)(21)
		Series A preferred units (124,890 units)	9.50% (Libor + 8.50%/Q)	8/25/2011	124,890	113,650	(2)(21)
		Series B preferred units (3.91 units)		10/19/2012	9,245	9,765	(2)

					137,761	127,041

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	First lien senior secured loan ($1,670 par due 12/2018)	10.50% (Libor + 9.00%/Q)	10/31/2015	1,670	1,670	(2)(21)
		Senior preferred series A-1 shares (163,902 shares)		10/31/2015	119,422	99,514	(2)
		Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	—	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	—	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					126,781	101,184

Lakeland Tours, LLC	Educational travel provider	First lien senior secured loan ($30,750 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	30,750	30,750	(2)(21)
		First lien senior secured loan ($43,967 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	43,960	43,967	(2)(21)
		First lien senior secured loan ($40,362 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	40,334	40,362	(3)(21)
		Common stock (5,000 shares)		10/4/2011	5,000	9,742	(2)

					120,044	124,821

PIH Corporation(25)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($621 par due 12/2018)	7.00% (Libor + 6.00%/Q)	12/13/2013	621	621	(2)(21)

R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (1,977 shares)		7/30/2008	494	494	(2)
		Common membership interest (15.76% interest)		9/21/2007	15,800	25,890	(2)
		Warrant to purchase up to 27,890 shares		12/8/2009	—	—	(2)

					16,294	26,384

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Regent Education, Inc.(25)	Provider of software solutions designed to optimize the financial aid and enrollment processes	First lien senior secured revolving loan ($1,000 par due 7/2016)	10.00% (Libor + 8.00%/Q)	7/1/2014	1,000	960	(2)(21)
		First lien senior secured loan ($3,000 par due 1/2018)	10.00% (Libor + 8.00%/Q)	7/1/2014	2,927	2,880	(2)(21)
		Warrant to purchase up to 987,771 shares of Series CC preferred stock		7/1/2014	—	62	(2)

					3,927	3,902

Severin Acquisition, LLC(25)	Provider of student information system software solutions to the K-12 education market	Second lien senior secured loan ($4,154 par due 7/2022)	9.75% (Libor + 8.75%/Q)	10/28/2015	4,073	4,071	(2)(21)
		Second lien senior secured loan ($15,000 par due 7/2022)	9.25% (Libor + 8.25%/Q)	7/31/2015	14,718	14,550	(2)(21)

					18,791	18,621

WCI-Quantum Holdings, Inc.	Distributor of instructional products, services and resources	Series A preferred stock (1,272 shares)		10/24/2014	1,000	1,206	(2)

					435,739	413,095		7.99%

Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	Restaurant owner and operator	First lien senior secured loan ($28,581 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	28,581	25,151	(2)(17)(21)
		First lien senior secured loan ($10,919 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	10,922	9,609	(3)(17)(21)
		Promissory note ($21,972 par due 12/2023)		11/27/2006	13,770	1,641	(2)
		Warrant to purchase up to 23,750 units of Series D common stock		12/18/2013	24	—	(2)

					53,297	36,401

Benihana, Inc.(25)	Restaurant owner and operator	First lien senior secured revolving loan ($969 par due 7/2018)	8.25% (Base Rate + 4.75%/Q)	8/21/2012	969	921	(2)(21)
		First lien senior secured loan ($4,839 par due 1/2019)	7.25% (Libor + 6.00%/Q)	8/21/2012	4,839	4,597	(4)(21)

					5,808	5,518

DineInFresh, Inc.	Meal-delivery provider	First lien senior secured loan ($7,500 par due 7/2018)	9.75% (Libor + 8.75%/M)	12/19/2014	7,438	7,500	(2)(21)
		Warrant to purchase up to 143,079 shares of Series A preferred stock		12/19/2014	—	4	(2)

					7,438	7,504

Garden Fresh Restaurant Corp.(25)	Restaurant owner and operator	First lien senior secured revolving loan ($1,100 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	1,100	1,100	(2)(21)(24)
		First lien senior secured loan ($40,688 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	40,688	40,688	(3)(21)

					41,788	41,788

Global Franchise Group, LLC and GFG Intermediate Holding, Inc.	Worldwide franchisor of quick service restaurants	First lien senior secured loan ($62,500 par due 12/2019)	10.53% (Libor + 9.53%/Q)	12/18/2014	62,500	62,500	(3)(21)

Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of replacement parts for commercial kitchen equipment	Second lien senior secured loan ($31,645 par due 10/2022)	9.50% (Libor + 8.50%/Q)	10/20/2015	31,645	31,012	(2)(21)
		Preferred units (3,000,000 units)		10/20/2015	3,000	3,000	(2)

					34,645	34,012

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Orion Foods, LLC(8)	Convenience food service retailer	First lien senior secured loan ($7,536 par due 9/2015)		4/1/2010	7,536	3,699	(2)(20)
		Second lien senior secured loan ($19,420 par due 9/2015)		4/1/2010	—	—	(2)(20)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					7,536	3,699

OTG Management, LLC(25)	Airport restaurant operator	First lien senior secured revolving loan ($2,300 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	2,300	2,300	(2)(21)
		First lien senior secured loan ($10,756 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	10,756	10,756	(2)(21)
		First lien senior secured loan ($22,101 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	22,101	22,101	(2)(21)
		First lien senior secured loan ($24,688 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	24,688	24,688	(3)(21)
		Common units (3,000,000 units)		1/5/2011	3,000	11,451	(2)
		Warrant to purchase up to 7.73% of common units		6/19/2008	100	22,843	(2)

					62,945	94,139

Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($36,309 par due 2/2019)	8.75% (Libor + 7.75%/Q)	3/13/2014	36,076	35,219	(2)(21)

					312,033	320,780		6.20%

Oil and Gas
Lonestar Prospects, Ltd.	Sand proppant producer and distributor to the oil and natural gas industry	First lien senior secured loan ($25,286 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	25,286	24,022	(2)(21)
		First lien senior secured loan ($49,343 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	49,343	46,876	(3)(21)

					74,629	70,898

Petroflow Energy Corporation	Oil and gas exploration and production company	First lien senior secured loan ($52,539 par due 7/2017)		7/31/2014	49,269	19,807	(2)(20)

Primexx Energy Corporation	Privately-held oil and gas exploration and production company	Second lien senior secured loan ($125,000 par due 1/2020)	10.00% (Libor + 9.00%/M)	7/7/2015	124,524	116,250	(2)(21)

UL Holding Co., LLC and Universal Lubricants, LLC(7)	Manufacturer and distributor of re-refined oil products	Second lien senior secured loan ($12,099 par due 12/2016)		4/30/2012	9	10	(2)(20)
		Second lien senior secured loan ($51,314 par due 12/2016)		4/30/2012	37,043	42,295	(2)(20)
		Second lien senior secured loan ($5,971 par due 12/2016)		4/30/2012	4,272	4,921	(2)(20)
		Class A common units (533,351 units)		6/17/2011	4,993	—	(2)
		Class B-5 common units (272,834 units)		6/17/2011	2,492	—	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)
		Warrant to purchase up to 654,045 shares of Class A units		5/2/2014	—	—	(2)
		Warrant to purchase up to 26,072 shares of Class B-1 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 52,143 shares of Class B-2 units		5/2/2014	—	—	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 26,965 shares of Class B-3 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 73,106 shares of Class B-5 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 54,263 shares of Class B-6 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 952,095 shares of Class C units		5/2/2014	—	—	(2)

					57,517	57,188

					305,939	264,143		5.11%

Containers and Packaging
Charter NEX US Holdings, Inc.	Producer of high-performance specialty films used in flexible packaging	Second lien senior secured loan ($16,000 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/5/2015	15,787	15,680	(2)(21)

GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)		6/2/2014	500	479	(2)
ICSH, Inc.(25)	Industrial container manufacturer, reconditioner and servicer	First lien senior secured revolving loan		8/30/2011	—	—	(2)(23)
		Second lien senior secured loan ($66,000 par due 12/2019)	10.00% (Libor + 9.00%/Q)	12/31/2015	66,000	66,000	(2)(21)

					66,000	66,000

LBP Intermediate Holdings LLC(25)	Manufacturer of paper and corrugated foodservice packaging	First lien senior secured revolving loan		7/10/2015	—	—	(2)(23)
		First lien senior secured loan ($24,425 par due 7/2020)	6.50% (Libor + 5.50%/Q)	7/10/2015	24,153	24,425	(3)(21)
		First lien senior secured loan ($193 par due 7/2020)	8.00% (Base Rate + 4.50%/Q)	7/10/2015	191	193	(3)(21)

					24,344	24,618
Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($142,500 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	142,500	142,500	(2)(21)
		Common stock (50,000 shares)		12/14/2012	3,951	7,270	(2)

					146,451	149,770

					253,082	256,547		4.96%

Food and Beverage
American Seafoods Group LLC and American Seafoods Partners LLC(25)	Harvester and processor of seafood	First lien senior secured loan ($19,850 par due 8/2021)	6.00% (Libor + 5.00%/Q)	8/19/2015	19,598	19,652	(2)(21)
		Second lien senior secured loan ($55,000 par due 2/2022)	10.00% (Libor + 9.00%/Q)	8/19/2015	55,000	53,900	(2)(21)
		Class A units (77,922 units)		8/19/2015	78	75	(2)
		Warrant to purchase up to 7,422,078 Class A units		8/19/2015	7,422	7,160	(2)

					82,098	80,787

Eagle Family Foods Group LLC	Manufacturer and producer of milk products	First lien senior secured loan ($64,775 par due 12/2021)	10.05% (Libor + 9.05%/Q)	12/31/2015	64,277	64,775	(2)(21)

GF Parent LLC	Producer of low-acid, aseptic food and beverage products	Class A preferred units (2,940 units)		5/13/2015	2,940	2,433	(2)
		Class A common units (59,999.74 units)		5/13/2015	60	—	(2)

					3,000	2,433

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Kettle Cuisine, LLC	Manufacturer of fresh refrigerated and frozen food products	Second lien senior secured loan ($28,500 par due 2/2022)	10.50% (Libor + 9.50%/Q)	8/21/2015	28,500	28,500	(2)(21)

KeyImpact Holdings, Inc. and JWC/KI Holdings, LLC(25)	Foodservice sales and marketing agency	First lien senior secured loan ($46,250 par due 11/2021)	7.13% (Libor + 6.13%/Q)	11/16/2015	46,250	45,788	(2)(21)(28)
		Membership units (5,000 units)		11/16/2015	5,000	5,000	(2)

					51,250	50,788

					229,125	227,283		4.39%

Automotive Services
AEP Holdings, Inc. and Arrowhead Holdco Company	Distributor of non-discretionary, mission-critical aftermarket replacement parts	First lien senior secured loan ($45,346 par due 8/2021)	7.25% (Libor + 6.25%/Q)	8/31/2015	45,346	44,893	(2)(21)(28)
		First lien senior secured loan ($904 par due 8/2021)	8.75% (Base Rate + 5.25%/Q)	8/31/2015	904	895	(2)(21)(28)
		Common stock (2,500 shares)		8/31/2015	2,500	2,518	(2)

					48,750	48,306

ChargePoint, Inc.	Developer and operator of electric vehicle charging stations	First lien senior secured loan ($10,000 par due 7/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,821	10,000	(2)(21)
		First lien senior secured loan ($10,000 par due 1/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,567	10,000	(2)(21)
		Warrant to purchase up to 404,563 shares of Series E preferred stock		12/24/2014	327	327	(2)

					19,715	20,327

Dent Wizard International Corporation and DWH Equity Investors, L.P.	Automotive reconditioning services	Second lien senior secured loan ($50,000 par due 10/2020)	10.25% (Libor + 9.25%/Q)	4/7/2015	50,000	50,000	(3)(21)
		Class A Common Stock (10,000 shares)		4/7/2015	333	456	(2)
		Class B Common Stock (20,000 shares)		4/7/2015	667	911	(2)

					51,000	51,367

Eckler Industries, Inc.(25)	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($2,000 par due 7/2017)	8.50% (Base Rate + 5.00%/Q)	7/12/2012	2,000	1,940	(2)(21)
		First lien senior secured loan ($7,054 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	7,054	6,842	(2)(21)
		First lien senior secured loan ($26,581 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	26,581	25,784	(3)(21)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	—	(2)
		Common stock (20,000 shares)		7/12/2012	200	—	(2)

					37,635	34,566

EcoMotors, Inc.	Engine developer	First lien senior secured loan ($11,480 par due 3/2018)	11.00%	9/1/2015	10,855	11,480	(2)
		Warrant to purchase up to 321,888 shares of Series C preferred stock		12/28/2012	—	347	(2)
		Warrant to purchase up to 70,000 shares of Series C preferred stock		2/24/2015	—	—	(2)

					10,855	11,827

Simpson Performance Products, Inc.	Provider of motorsports safety equipment	First lien senior secured loan ($5,006 par due 2/2020)	9.80% (Libor + 8.80%/Q)	10/19/2015	5,006	5,006	(2)(21)
		First lien senior secured loan ($19,500 par due 2/2020)	9.80% (Libor + 8.80%/Q)	2/20/2015	19,500	19,500	(3)(21)

					24,506	24,506

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
SK SPV IV, LLC	Collision repair site operators	Series A common stock (12,500 units)		8/18/2014	571	2,679	(2)
		Series B common stock (12,500 units)		8/18/2014	571	2,679	(2)

					1,142	5,358

TA THI Buyer, Inc. and TA THI Parent, Inc.	Collision repair company	Series A preferred stock (50,000 shares)		7/28/2014	5,000	9,297	(2)

					198,603	205,554		3.97%

Commercial Real Estate Finance
10th Street, LLC and New 10th Street, LLC(8)	Real estate holding company	First lien senior secured loan ($25,320 par due 11/2019)	7.00% Cash, 1.00% PIK	3/31/2014	25,320	25,320	(2)
		Senior subordinated loan ($27,235 par due 11/2019)	7.00% Cash, 1.00% PIK	4/1/2010	27,235	27,235	(2)
		Member interest (10.00% interest)		4/1/2010	594	44,520
		Option (25,000 units)		4/1/2010	25	25

					53,174	97,100

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	135

Crescent Hotels & Resorts, LLC and affiliates(8)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)	15.00%	4/1/2010	—	2,670	(2)
		Common equity interest		4/1/2010	—	—

					—	2,670

					53,174	99,905		1.93%

Chemicals
Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock		3/28/2013	—	6	(2)
K2 Pure Solutions Nocal, L.P.(25)	Chemical Producer	First lien senior secured revolving loan ($5,000 par due 8/2019)	9.125% (Libor + 8.125%/M)	8/19/2013	5,000	4,900	(2)(21)
		First lien senior secured loan ($20,694 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	20,694	20,280	(2)(21)
		First lien senior secured loan ($38,500 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	38,500	37,730	(3)(21)
		First lien senior secured loan ($19,250 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	19,250	18,865	(4)(21)

					83,444	81,775

Kinestral Technologies, Inc.	Designer of adaptive, dynamic glass for the commercial and residential markets	First lien senior secured loan ($10,000 par due 10/2018)	8.75% (Libor + 7.75%/M)	4/22/2014	9,856	10,000	(2)(21)
		Warrant to purchase up to 325,000 shares of Series A preferred stock		4/22/2014	73	151	(2)
		Warrant to purchase up to 131,883 shares of Series B preferred stock		4/9/2015	—	—	(2)

					9,929	10,151

Liquid Light, Inc.	Developer and licensor of process technology for the conversion of carbon dioxide into major chemicals	First lien senior secured loan ($2,556 par due 11/2017)	10.00%	8/13/2014	2,518	2,556	(2)
		Warrant to purchase up to 86,009 shares of Series B preferred stock		8/13/2014	77	74	(2)

					2,595	2,630

					95,968	94,562		1.83%

Hotel Services
Aimbridge Hospitality Holdings, LLC(25)	Hotel operator	First lien senior secured loan ($18,305 par due 10/2018)	8.25% (Libor + 7.00%/Q)	7/15/2015	18,066	18,305	(2)(15)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Castle Management Borrower LLC	Hotel operator	First lien senior secured loan ($5,940 par due 9/2020)	5.50% (Libor + 4.50%/Q)	10/17/2014	5,940	5,940	(2)(21)
		Second lien senior secured loan ($10,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	10,000	10,000	(2)(21)
		Second lien senior secured loan ($55,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	55,000	55,000	(2)(21)

					70,940	70,940

					89,006	89,245		1.73%

Aerospace and Defense
Cadence Aerospace, LLC	Aerospace precision components manufacturer	First lien senior secured loan ($4,074 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	4,057	4,074	(4)(21)
		Second lien senior secured loan ($79,657 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	79,657	77,267	(2)(21)

					83,714	81,341

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	131	131	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,291	2,504	(2)

					2,422	2,635

					86,136	83,976		1.62%

Environmental Services
RE Community Holdings II, Inc., Pegasus Community Energy, LLC., and MPH Energy Holdings, LP	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	—	(2)
		Limited partnership interest (3.13% interest)		1/8/2014	—	—	(2)

					8,839	—

Waste Pro USA, Inc	Waste management services	Second lien senior secured loan ($76,725 par due 10/2020)	8.50% (Libor + 7.50%/Q)	10/15/2014	76,725	76,725	(2)(21)

					85,564	76,725		1.48%

Health Clubs
Athletic Club Holdings, Inc.(25)	Premier health club operator	First lien senior secured loan ($41,000 par due 10/2020)	9.50% (Libor + 8.50%/Q)	10/11/2007	41,000	41,000	(2)(21)

CFW Co-Invest, L.P., NCP Curves, L.P. and Curves International Holdings, Inc.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	3,767	(2)
		Common stock (1,680 shares)		11/12/2014	—	—	(2)(9)
		Limited partnership interest (2,218,235 shares)		7/31/2012	2,218	2,012	(2)(9)

					6,370	5,779

					47,370	46,779		0.90%

Wholesale Distribution
Flow Solutions Holdings, Inc.	Distributor of high value fluid handling, filtration and flow control products	Second lien senior secured loan ($6,000 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	6,000	5,820	(2)(21)
		Second lien senior secured loan ($29,500 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	29,500	28,615	(2)(21)

					35,500	34,435

					35,500	34,435		0.67%

Retail
Paper Source, Inc. and Pine Holdings, Inc.(25)	Retailer of fine and artisanal paper products	First lien senior secured loan ($9,800 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	9,800	9,800	(4)(21)
		Class A common stock (36,364 shares)		9/23/2013	6,000	7,056	(2)

					15,800	16,856

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Things Remembered, Inc. and TRM Holdings Corporation(25)	Personalized gifts retailer	First lien senior secured revolving loan ($3,167 par due 5/2017)		5/24/2012	3,126	1,868	(2)(20)
		First lien senior secured loan ($12,878 par due 5/2018)		5/24/2012	12,606	7,598	(4)(20)

					15,732	9,466

					31,532	26,322		0.51%

Telecommunications
Adaptive Mobile Security Limited(9)	Developer of security software for mobile communications networks	First lien senior secured loan ($3,039 par due 7/2018)	10.00% (Libor + 9.00%/M)	1/16/2015	3,196	3,189	(2)(19)(21)
		First lien senior secured loan ($769 par due 10/2018)	10.00% (Libor + 9.00%/M)	1/16/2015	807	807	(2)(19)(21)

					4,003	3,996

American Broadband Communications, LLC, American Broadband Holding Company, and Cameron Holdings of NC, Inc.	Broadband communication services	Warrant to purchase up to 208 shares		11/7/2007	—	7,249
		Warrant to purchase up to 200 shares		9/1/2010	—	6,970

					—	14,219

Startec Equity, LLC(8)	Communication services	Member interest		4/1/2010	—	—

Wilcon Holdings LLC	Communications infrastructure provider	Class A common stock (2,000,000 shares)		12/13/2013	1,829	2,620

					5,832	20,835		0.40%

Printing, Publishing and Media
Batanga, Inc.(25)	Independent digital media company	First lien senior secured revolving loan ($3,000 par due 6/2016)	10.00%	10/31/2012	3,000	3,000	(2)
		First lien senior secured loan ($6,590 par due 6/2017)	10.60%	10/31/2012	6,590	6,650	(2)(19)

					9,590	9,650

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (10,663 shares)		9/29/2006	1,066	3,875	(2)
		Common stock (15,393 shares)		9/29/2006	3	9	(2)

					1,069	3,884

					10,659	13,534		0.26%

Computers and Electronics
Everspin Technologies, Inc.(25)	Designer and manufacturer of computer memory solutions	First lien senior secured loan ($8,000 par due 6/2019)	8.75% (Libor + 7.75%/M)	6/5/2015	7,533	7,840	(5)(21)
		Warrant to purchase up to 480,000 shares of Series B preferred stock		6/5/2015	355	355	(5)

					7,888	8,195

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Liquid Robotics, Inc.	Ocean data services provider utilizing long duration, autonomous surface vehicles	First lien senior secured loan ($5,000 par due 5/2019)	9.00% (Libor + 8.00%/M)	10/29/2015	4,876	4,900	(5)(21)
		Warrant to purchase up to 50,263 shares of Series E preferred stock		10/29/2015	76	74	(5)

					4,952	4,974

					12,840	13,169		0.26%

					$9,147,646	$9,055,496		175.04%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2015 represented 175% of the Company's net assets or 95% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
These assets are owned by the Company's consolidated subsidiary Ares Venture Finance, L.P. ("AVF LP"), are pledged as collateral for the SBA Debentures and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than AVF LP's obligations (see Note 5 to the consolidated financial statements). AVF LP operates as a Small Business Investment Company under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended.

(6)
Investments without an interest rate are non-income producing.
(7)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" and "Control" this portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2015 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$—	$—	$—	$—	$—	$—	$—	$(846)
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$41,571	$121,827	$43,170	$5,049	$129	$1,312	$71	$25,920	$(11,656)
Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC	$500	$1,645	$—	$1,930	$—	$—	$133	$—	$888
Investor Group Services, LLC	$—	$—	$—	$—	$—	$107	$—	$333	$(265)
Multi-Ad Services, Inc.	$—	$788	$—	$—	$—	$2,235	$—	$—	$(926)
Shock Doctor, Inc. and Shock Doctor Holdings, LLC	$108,425	$—	$14,000	$6,947	$2,472	$—	$36	$—	$(161)
UL Holding Co., LLC	$—	$251	$—	$—	$—	$—	$—	$—	$4,750
(8)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company

  (including through a management agreement). Transactions during the year ended December 31, 2015 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC and New 10th Street, LLC	$—	$—	$—	$8,165	$—	$950	$—	$—	$(6,407)
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$2,233
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(32)
Ciena Capital LLC	$—	$18,400	$—	$2,550	$—	$—	$—	$—	$11,328
Community Education Centers, Inc. and CEC Parent Holdings LLC	$—	$—	$—	$3,867	$—	$—	$72	$—	$(693)
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$1,036	$—	$—	$—	$—	$2,670
HCI Equity, LLC	$—	$—	$—	$—	$—	$99	$—	$—	$(270)
HCP Acquisition Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$50,000	$—	$—	$(23,798)
MVL Group, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Orion Foods, LLC	$—	$533	$—	$—	$—	$—	$—	$—	$1,126
PHL Investors, Inc., and PHL Holding Co.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Senior Secured Loan Fund LLC*	$228,676	$329,693	$—	$276,067	$21,970	$—	$26,176	$—	$(81,057)
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Step2 Company, LLC	$—	$—	$—	$3,274	$—	$—	$—	$—	$3,463

*
Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company has co-invested through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).
(9)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(11)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies ("BDCs") the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under Investment Company Act) (i.e. not eligible to included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with the Company's position. Pursuant to Section 55(a) of the Investment Company Act (using the Staff's methodology described above solely for this purpose), 25% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of December 31, 2015.

(12)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $13 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $85 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.50% on $62 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $48 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $19 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.55% on $42 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(19)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(20)
Loan was on non-accrual status as of December 31, 2015.

(21)
Loan includes interest rate floor feature.

(22)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

(23)
As of December 31, 2015, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(24)
As of December 31, 2015, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(25)
As of December 31, 2015, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 7 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Aimbridge Hospitality, LLC	$2,466	$—	$2,466	$—	$—	$2,466
American Seafoods Group LLC	22,125	—	22,125	—	—	22,125
Athletic Club Holdings, Inc.	10,000	—	10,000	—	—	10,000
Batanga, Inc.	4,000	(3,000)	1,000	—	—	1,000
Benihana, Inc.	3,231	(969)	2,262	—	—	2,262
Brandtone Holdings Limited	4,539	—	4,539	—	—	4,539
CCS Intermediate Holdings, LLC	7,500	(5,250)	2,250	—	—	2,250
Chariot Acquisition, LLC	1,000	—	1,000	—	—	1,000
CIBT Holdings, Inc.	26,440	—	26,440	—	—	26,440
Ciena Capital LLC	20,000	(14,000)	6,000	(6,000)	—	—
Competitor Group, Inc.	6,250	(4,950)	1,300	—	—	1,300
Component Hardware Group, Inc.	3,734	(2,241)	1,493	—	—	1,493
Correctional Medical Group Companies, Inc.	163	—	163	—	—	163
Crown Health Care Laundry Services, Inc.	5,000	(1,272)	3,728	—	—	3,728
DCA Investment Holding, LLC	5,800	(145)	5,655	—	—	5,655
Directworks, Inc.	1,000	—	1,000	—	—	1,000
Eckler Industries, Inc.	4,000	(2,000)	2,000	—	—	2,000
EN Engineering, L.L.C.	4,932	—	4,932	—	—	4,932
Everspin Technologies, Inc.	4,000	—	4,000	—	—	4,000
Faction Holdings, Inc.	2,000	(2,000)	—	—	—	—
Garden Fresh Restaurant Corp.	5,000	(3,742)	1,258	—	—	1,258
Greenphire, Inc.	8,000	—	8,000	—	—	8,000
Harvey Tool Company, LLC	752	—	752	—	—	752
ICSH, Inc.	5,000	(703)	4,297	—	—	4,297
Infilaw Holding, LLC	25,000	(9,670)	15,330	—	—	15,330
iPipeline, Inc.	4,000	—	4,000	—	—	4,000
Itel Laboratories, Inc.	2,500	—	2,500	—	—	2,500
Javlin Three LLC	60,000	(50,960)	9,040	—	—	9,040
Joule Unlimited Technologies, Inc.	5,000	—	5,000	—	—	5,000
K2 Pure Solutions Nocal, L.P.	5,000	(5,000)	—	—	—	—
KeyImpact Holdings, Inc.	12,500	—	12,500	—	—	12,500
LBP Intermediate Holdings LLC	850	(54)	796	—	—	796
LSQ Funding Group, L.C.	10,000	—	10,000	—	—	10,000
Massage Envy, LLC	5,000	—	5,000	—	—	5,000
McKenzie Sports Products, LLC	12,000	—	12,000	—	—	12,000
Ministry Brands LLC	4,991	—	4,991	—	—	4,991
MW Dental Holding Corp.	17,250	(3,500)	13,750	—	—	13,750
My Health Direct, Inc.	1,000	—	1,000	—	—	1,000
Niagara Fiber Intermediate Corp.	1,881	(1,881)	—	—	—	—
Nordco Inc	11,250	(3,750)	7,500	—	—	7,500
OmniSYS Acquisition Corporation	2,500	—	2,500	—	—	2,500
OTG Management, LLC	19,369	(2,300)	17,069	—	—	17,069
Paper Source, Inc.	2,500	—	2,500	—	—	2,500
PerfectServe, Inc.	5,000	—	5,000	—	—	5,000
PIH Corporation	3,314	(621)	2,693	—	—	2,693
Regent Education, Inc.	2,000	(1,000)	1,000	—	—	1,000
RuffaloCODY, LLC	7,683	—	7,683	—	—	7,683
Severin Acquisition, LLC	2,900	—	2,900	—	—	2,900
Things Remembered, Inc.	5,000	(3,167)	1,833	—	—	1,833
TPTM Merger Corp.	2,500	(750)	1,750	—	—	1,750
TraceLink, Inc.	3,000	—	3,000	—	—	3,000
TWH Water Treatment Industries, Inc.	8,960	—	8,960	—	—	8,960
Urgent Cares of America Holdings I, LLC	16,000	—	16,000	—	—	16,000
Zemax, LLC	3,000	—	3,000	—	—	3,000

	$418,880	$(122,925)	$295,955	$(6,000)	$—	$289,955

(26)
As of December 31, 2015, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

Portfolio Company	Total private equity commitments	Less: funded private equity commitments	Total unfunded private equity commitments	Less: private equity commitments substantially at the discretion of the Company	Total net adjusted unfunded private equity commitments
Imperial Capital Private Opportunities, LP	$50,000	$(6,794)	$43,206	$(43,206)	$—
Partnership Capital Growth Investors III, L.P.	5,000	(4,037)	963	—	963
PCG—Ares Sidecar Investment, L.P. and PCG-Ares Sidecar Investment II, L.P.	50,000	(8,652)	41,348	(41,348)	—
Piper Jaffray Merchant Banking Fund I, L.P.	2,000	(1,413)	587	—	587

	$107,000	$(20,896)	$86,104	$(84,554)	$1,550

(27)
As of December 31, 2015, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitment to fund delayed draw loans of up to $32.6 million. See Note 4 to the consolidated financial statements for more information on the SSLP.

(28)
Loan is included as part of a forward sale agreement. See Note 6 to the consolidated financial statements for more information on the forward sale agreement.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2014
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 units)		9/7/2007	$—	$248	(2)

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	487	2,100	(2)

HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100.00% interest)		4/1/2010	—	397

Imperial Capital Private Opportunities, LP(9)(31)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	4,654	19,005	(2)

Partnership Capital Growth Fund I, L.P.(9)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	—	1,526	(2)

Partnership Capital Growth Investors III, L.P.(9)(31)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	3,030	2,735	(2)

PCG-Ares Sidecar Investment, L.P.(9)(31)	Investment partnership	Limited partnership interest (100.00% interest)		5/22/2014	2,073	1,866	(2)

PCG-Ares Sidecar Investment II, L.P.(9)(31)	Investment partnership	Limited partnership interest (100.00% interest)		10/31/2014	6,500	6,500	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(9)(31)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	1,074	955	(2)

Senior Secured Loan Fund LLC(7)(10)(32)	Co-investment vehicle	Subordinated certificates ($2,034,498 par due 12/2024)	8.26% (Libor + 8.00%/M)(26)	10/30/2009	2,034,498	2,065,015
		Membership interest (87.50% interest)		10/30/2009	—	—

					2,034,498	2,065,015

VSC Investors LLC(9)	Investment company	Membership interest (1.95% interest)		1/24/2008	879	1,481	(2)

					2,053,195	2,101,828		39.78%

Healthcare Services

Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)		12/13/2013	3,087	1,876
		Common stock (3 shares)		12/13/2013	3	—

					3,090	1,876

American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured loan ($14,088 par due 6/2019)	4.00% (Libor + 3.00%/Q)	6/27/2014	14,088	14,088	(2)(25)
		First lien senior secured loan ($23,425 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	23,425	23,425	(2)(13)(25)
		First lien senior secured loan ($52,039 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	52,039	52,039	(3)(13)(25)
		First lien senior secured loan ($4,126 par due 6/2019)	4.00% (Libor + 3.00%/Q)	6/27/2014	4,126	4,126	(4)(25)

					93,678	93,678

Athletico Management, LLC and Accelerated Holdings, LLC	Provider of outpatient rehabilitation services	First lien senior secured loan ($4,000 par due 12/2020)	6.25% (Libor + 5.50%/Q)	12/2/2014	3,968	4,000	(2)(25)

AwarePoint Corporation	Healthcare technology platform developer	First lien senior secured loan ($10,000 par due 6/2018)	9.50%	9/5/2014	9,907	9,900	(2)
		Warrant to purchase up to 3,213,367 shares of Series 1 preferred stock		11/14/2014	—	—	(2)

					9,907	9,900

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
AxelaCare Holdings, Inc. and AxelaCare Investment Holdings, L.P.	Provider of home infusion services	Preferred units (8,218,160 units)		4/12/2013	822	693	(2)
		Common units (83,010 units)		4/12/2013	8	7	(2)

					830	700

California Forensic Medical Group, Incorporated(30)	Correctional facility healthcare operator	First lien senior secured loan ($48,630 par due 11/2018)	9.25% (Libor + 8.00%/Q)	11/16/2012	48,630	48,630(3	)(25)

CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC(30)	Correctional facility healthcare operator	First lien senior secured revolving loan ($1,275 par due 7/2019)	5.00% (Libor + 4.00%/Q)	7/23/2014	1,275	1,249	(2)(25)
		First lien senior secured loan ($6,719 par due 7/2021)	5.00% (Libor + 4.00%/Q)	7/23/2014	6,688	6,584	(2)(25)
		Second lien senior secured loan ($135,000 par due 7/2022)	9.38% (Libor + 8.38%/Q)	7/23/2014	133,721	133,650	(2)(25)
		Class A units (601,937 units)		8/19/2010	—	1,802	(2)

					141,684	143,285

DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan ($5,000 par due 10/2017)	9.25%	3/21/2014	4,802	5,000	(2)
		First lien senior secured loan ($5,000 par due 2/2018)	9.25%	3/21/2014	4,787	5,000	(2)
		Warrants to purchase up to 909,092 units of Series C preferred stock		3/21/2014	—	—	(2)

					9,589	10,000

Genocea Biosciences, Inc.	Vaccine discovery technology company	Common stock (31,500 shares)		2/10/2014	—	220	(2)

GI Advo Opco, LLC	Behavioral treatment services provider	First lien senior secured loan ($13,890 par due 6/2017)	6.00% (Libor + 4.75%/Q)	12/13/2013	14,182	13,890	(2)(25)
		First lien senior secured loan ($69 par due 6/2017)	7.00% (Base Rate + 3.75%/Q)	12/13/2013	70	69	(2)(25)

					14,252	13,959

Global Healthcare Exchange, LLC and GHX Ultimate Parent Corp.(30)	On-demand supply chain automation solutions provider	First lien senior secured loan ($231,250 par due 3/2020)	8.50% (Libor + 7.50%/Q)	3/11/2014	229,626	231,250	(2)(25)
		Class A common stock (2,475 shares)		3/11/2014	2,991	2,991	(2)
		Class B common stock (938 shares)		3/11/2014	30	2,417	(2)

					232,647	236,658

Greenphire, Inc. and RMCF III CIV XXIX, L.P(30)	Software provider for clinical trial management	First lien senior secured loan ($4,000 par due 12/2018)	9.00% (Libor + 8.00%/Q)	12/19/2014	4,000	4,000	(2)(25)
		Limited partnership interest (99.90% interest)		12/19/2014	999	999	(2)

					4,999	4,999

INC Research Mezzanine Co-Invest, LLC	Pharmaceutical and biotechnology consulting services	Common units (1,410,000 units)		9/27/2010	1,512	4,287	(2)

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan ($112,000 par due 6/2020)	9.25% (Libor + 8.25%/Q)	12/27/2012	112,000	110,880	(2)(25)

LM Acquisition Holdings, LLC(8)	Developer and manufacturer of medical equipment	Class A units (426 units)		9/27/2013	1,000	1,721	(2)

MC Acquisition Holdings I, LLC	Healthcare professional provider	Class A units (1,338,314 units)		1/17/2014	1,338	1,863	(2)

Monte Nido Holdings, LLC	Outpatient eating disorder treatment provider	First lien senior secured loan ($44,750 par due 12/2019)	8.00% (Libor + 7.00%/M)	12/20/2013	44,750	42,065	(3)(19)(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MW Dental Holding Corp.(30)	Dental services provider	First lien senior secured loan ($6,485 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	6,485	6,485	(2)(25)
		First lien senior secured loan ($24,484 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	24,484	24,484	(2)(25)
		First lien senior secured loan ($48,238 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	48,238	48,238	(3)(25)
		First lien senior secured loan ($19,949 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	19,949	19,949	(4)(25)

					99,156	99,156

My Health Direct, Inc.(30)	Healthcare scheduling exchange software solution provider	First lien senior secured loan ($3,000 par due 1/2018)	10.75%	9/18/2014	2,907	3,000	(2)
		Warrant to purchase up to 4,548 shares of Series D preferred stock		9/18/2014	39	39	(2)

					2,946	3,039

Napa Management Services Corporation	Anesthesia management services provider	First lien senior secured loan ($13,000 par due 2/2019)	6.00% (Libor + 5.00%/Q)	4/15/2011	13,000	13,000	(2)(25)
		First lien senior secured loan ($80,234 par due 2/2019)	6.00% (Libor + 5.00%/Q)	4/15/2011	80,234	80,234	(2)(21)(25)
		First lien senior secured loan ($33,266 par due 2/2019)	6.00% (Libor + 5.00%/Q)	4/15/2011	33,215	33,266	(3)(21)(25)
		Common units (5,345 units)		4/15/2011	5,764	11,760	(2)

					132,213	138,260

Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	First lien senior secured loan ($2,760 par due 12/2017)	8.75% (Libor + 7.50%/Q)	12/18/2012	2,760	2,760	(2)(17)(25)
		First lien senior secured loan ($34,912 par due 12/2017)	8.75% (Libor + 7.50%/Q)	12/18/2012	34,912	34,912	(2)(17)(25)
		Common stock (2,500,000 shares)		6/21/2010	2,500	5,426	(2)

					40,172	43,098

New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($80,000 par due 7/2020)	10.25% (Libor + 9.00%/Q)	8/6/2013	78,667	78,400	(2)(25)

Nodality, Inc.	Biotechnology company	First lien senior secured loan ($8,000 par due 2/2018)	8.90%	4/25/2014	7,768	8,000	(2)
		First lien senior secured loan ($3,000 par due 8/2018)	8.90%	4/25/2014	2,900	3,000	(2)
		Warrant to purchase up to 164,179 shares of Series B preferred stock		4/25/2014	—	41	(2)

					10,668	11,041

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC(30)	Provider of technology-enabled solutions to pharmacies	First lien senior secured loan ($20,475 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	20,475	20,475	(2)(25)
		Limited liability company membership interest (1.57%)		11/21/2013	1,000	1,258	(2)

					21,475	21,733

PerfectServe, Inc.(30)	Communications software platform provider for hospitals and physician practices	First lien senior secured revolving loan ($500 par due 6/2015)	7.50%	12/26/2013	500	500	(2)
		First lien senior secured loan ($2,500 par due 10/2017)	10.00%	12/26/2013	2,479	2,500	(2)
		First lien senior secured loan ($3,372 par due 4/2017)	10.00%	12/26/2013	3,348	3,372	(2)
		Warrants to purchase up to 34,113 units of Series C preferred stock		12/26/2013	—	84	(2)

					6,327	6,456

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PGA Holdings, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Preferred stock (333 shares)		3/12/2008	125	21	(2)
		Common stock (16,667 shares)		3/12/2008	167	1,051	(2)

					292	1,072

PhyMED Management LLC	Provider of anesthesia services	First lien senior secured loan ($10,000 par due 11/2020)	5.25% (Libor + 4.25%/M)	11/18/2014	9,927	10,000	(2)(25)

Physiotherapy Associates Holdings, Inc.	Physical therapy provider	Class A common stock (100,000 shares)		12/13/2013	3,090	2,465

POS I Corp. (fka Vantage Oncology, Inc.)	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	1,222	(2)

Reed Group Holdings, LLC	Medical disability management services provider	Equity interests		4/1/2010	—	—	(2)

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	First lien senior secured loan ($1,400 par due 7/2015)	11.00%	6/28/2012	1,399	1,400	(2)
		Warrants to purchase up to 99,094 shares of Series C preferred stock		6/28/2012	38	28	(2)

					1,437	1,428

Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Second lien senior secured loan ($120,000 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	119,775	120,000	(2)(25)

Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and respiratory products	Second lien senior secured loan ($60,000 par due 9/2018)	8.75% (Libor + 8.00%/M)	6/30/2014	60,000	60,000	(2)(25)

SurgiQuest, Inc.	Medical device manufacturer	Warrants to purchase up to 54,672 shares of Series D-4 convertible preferred stock		9/28/2012	—	—	(2)

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	First lien senior secured loan ($49,725 par due 12/2019)	6.00% (Libor + 5.00%/Q)	6/26/2014	49,725	49,725	(2)(25)
		Second lien senior secured loan ($50,000 par due 9/2020)	9.00% (Libor + 8.00%/Q)	9/24/2014	50,000	50,000	(2)(25)

					99,725	99,725

Young Innovations, Inc.	Dental supplies and equipment manufacturer	Second lien senior secured loan ($45,000 par due 7/2019)	9.00% (Libor + 8.00%/Q)	5/30/2014	45,000	45,000	(2)(25)

					1,459,414	1,470,816		27.84%

Other Services

American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Second lien senior secured loan ($50,000 par due 12/2021)	9.00% (Libor + 8.00%/Q)	6/30/2014	49,534	50,000	(2)(25)

Capital Investments and Ventures Corp.(30)	SCUBA diver training and certification provider	First lien senior secured loan ($60,654 par due 8/2020)	8.00% (Base Rate + 4.75%/Q)	8/9/2012	60,334	60,654	(2)(25)
		First lien senior secured loan ($21,181 par due 8/2020)	8.00% (Base Rate + 4.75%/Q)	8/9/2012	21,181	21,181	(3)(25)
		First lien senior secured loan ($7,534 par due 8/2020)	8.00% (Base Rate + 4.75%/Q)	8/9/2012	7,534	7,534	(4)(25)

					89,049	89,369

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	First lien senior secured loan ($14,130 par due 3/2015)	6.25% (Libor + 5.25%/Q)	12/10/2010	14,130	14,130	(2)(18)(25)
		First lien senior secured loan ($156 par due 3/2015)	7.50% (Base Rate + 4.25%/Q)	12/10/2010	156	156	(2)(18)(25)
		Second lien senior secured loan ($48,377 par due 12/2015)		12/10/2010	47,169	39,858	(2)(24)
		Warrants to purchase up to 654,618 shares		12/10/2010	—	—	(2)

					61,455	54,144

Competitor Group, Inc. and Calera XVI, LLC(30)	Endurance sports media and event operator	First lien senior secured revolving loan ($2,850 par due 11/2018)	10.00% (Base Rate + 6.75%/Q)	11/30/2012	2,850	2,565	(2)(25)
		First lien senior secured revolving loan ($900 par due 11/2018)	9.00% (Libor + 7.75%/Q)	11/30/2012	900	810	(2)(25)
		First lien senior secured loan ($24,444 par due 11/2018)	10.50% (Libor + 7.75% Cash, 1.50% PIK /Q)	11/30/2012	24,444	21,999	(2)(25)
		First lien senior secured loan ($29,931 par due 11/2018)	10.50% (Libor + 7.75% Cash, 1.50% PIK /Q)	11/30/2012	29,931	26,938	(3)(25)
		Membership units (2,500,000 units)		11/30/2012	2,519	275	(2)(9)

					60,644	52,587

Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC(6)(30)	Provider of outsourced linen management solutions to the healthcare industry	First lien senior secured revolving loan ($700 par due 3/2019)	8.25% (Libor + 7.00%/Q)	3/13/2014	700	700	(2)(25)(28)
		First lien senior secured loan ($24,316 par due 3/2019)	8.25% (Libor + 7.00%/Q)	3/13/2014	24,316	24,316	(2)(25)
		Class A preferred units (2,475,000 units)		3/13/2014	2,475	2,723	(2)
		Class B common units (275,000 units)		3/13/2014	275	303	(2)

					27,766	28,042

Dwyer Acquisition Parent, Inc. and TDG Group Holding Company	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($52,670 par due 2/2020)	11.00%	8/15/2014	52,670	52,670	(2)
		Common stock (30,000 shares)		8/15/2014	3,000	3,439	(2)

					55,670	56,109

GHS Interactive Security, LLC and LG Security Holdings, LLC(30)	Originates residential security alarm contracts	First lien senior secured loan ($8,578 par due 5/2018)	7.50% (Libor + 6.00%/S)	12/13/2013	8,626	8,578	(25)
		Class A membership units (1,560,000 units)		12/13/2013	1,607	728

					10,233	9,306

Massage Envy, LLC(30)	Franchisor in the massage industry	First lien senior secured loan ($28,245 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	28,245	28,245	(2)(25)
		First lien senior secured loan ($47,716 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	47,716	47,716	(3)(25)
		Common stock (3,000,000 shares)		9/27/2012	3,000	4,306	(2)

					78,961	80,267

McKenzie Sports Products, LLC(30)	Designer, manufacturer and distributor of hunting-related supplies	First lien senior secured loan ($84,500 par due 9/2020)	6.75% (Libor + 5.75%/M)	9/18/2014	84,500	83,654	(2)(12)(25)

OpenSky Project, Inc.	Social commerce platform operator	First lien senior secured loan ($3,000 par due 9/2017)	10.00%	6/4/2014	2,960	3,000	(2)
		Warrant to purchase up to 46,996 shares of Series D preferred stock		6/4/2014	48	48	(2)

					3,008	3,048

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PODS Funding Corp. II	Storage and warehousing	First lien senior secured loan ($3,899 par due 12/2018)	7.00% (Libor + 6.00%/Q)	3/12/2014	3,899	3,899	(25)
		First lien senior secured loan ($33,989 par due 12/2018)	7.00% (Libor + 6.00%/Q)	3/12/2014	33,989	33,989	(25)

					37,888	37,888

Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($140,000 par due 5/2020)	8.00% (Libor + 7.00%/M)	5/14/2013	140,000	137,200	(2)(25)

TWH Water Treatment Industries, Inc., TWH Filtration Industries, Inc. and TWH Infrastructure Industries, Inc.(30)	Wastewater infrastructure repair, treatment and filtration company	First lien senior secured loan ($2,240 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	2,240	2,240	(2)(25)
		First lien senior secured loan ($36,400 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	36,400	36,400	(2)(25)

					38,640	38,640

United Road Towing, Inc.	Towing company	Warrants to purchase up to 607 shares		4/1/2010	—	—

Wash Multifamily Laundry Systems, LLC	Laundry service and equipment provider	Second lien senior secured loan ($78,000 par due 2/2020)	7.75% (Libor + 6.75%/Q)	6/26/2012	78,000	78,000	(2)(25)

					815,348	798,254		15.11%

Consumer Products

Feradyne Outdoors, LLC and Bowhunter Holdings, LLC(30)	Provider of branded archery and bowhunting accessories	First lien senior secured loan ($50,100 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	50,100	50,100	(2)(22)(25)
		First lien senior secured loan ($6,953 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	6,953	6,953	(2)(25)
		Common units (300 units)		4/24/2014	3,000	2,573	(2)

					60,053	59,626

Implus Footcare, LLC	Provider of footwear and other accessories	Preferred stock (455 shares)	6.00% PIK	10/31/2011	4,740	4,740	(2)
		Common stock (455 shares)		10/31/2011	—	1,414	(2)

					4,740	6,154

Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	Second lien senior secured loan ($80,000 par due 11/2021)	8.50% (Libor + 7.50%/Q)	5/1/2014	78,814	79,199	(2)(25)

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of OTC healthcare products	Warrants to purchase up to 1,489 shares of preferred stock		7/27/2011	—	921	(2)
		Warrants to purchase up to 1,654,678 shares of common stock		7/27/2011	—	—	(2)

					—	921

Oak Parent, Inc.	Manufacturer of athletic apparel	First lien senior secured loan ($30,256 par due 4/2018)	7.50% (Libor + 7.00%/Q)	4/2/2012	30,172	30,256	(3)(25)
		First lien senior secured loan ($157 par due 4/2018)	9.25% (Base Rate + 6.00%/Q)	4/2/2012	157	157	(3)(25)
		First lien senior secured loan ($8,551 par due 4/2018)	7.50% (Libor + 7.00%/Q)	4/2/2012	8,527	8,551	(4)(25)
		First lien senior secured loan ($44 par due 4/2018)	9.25% (Base Rate + 6.00%/Q)	4/2/2012	44	44	(4)(25)

					38,900	39,008

PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1,000	1,444	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.(30)	Provider of branded lawn and garden products	First lien senior secured revolving loan ($9,007 par due 12/2020)	5.00% (Libor + 4.00%/Q)	12/23/2014	9,007	9,007	(2)(25)
		First lien senior secured loan ($79,000 par due 12/2020)	5.00% (Libor + 4.00%/Q)	12/23/2014	78,545	79,000	(2)(25)
		Second lien senior secured loan ($66,000 par due 6/2021)	9.94% (Libor + 8.94%/Q)	12/23/2014	65,620	66,000	(2)(25)
		Common stock (30,000 shares)		12/23/2014	3,000	3,000	(2)

					156,172	157,007

Shock Doctor, Inc. and BRP Hold 14, LLC(30)	Developer, marketer and distributor of sports protection equipment and accessories.	First lien senior secured loan ($1,333 par due 3/2020)	8.75% (Libor + 7.75%/Q)	3/14/2014	1,333	1,333	(2)(25)
		First lien senior secured loan ($5,721 par due 3/2020)	8.75% (Libor + 7.75%/Q)	3/14/2014	5,721	5,721	(2)(25)
		First lien senior secured loan ($53,729 par due 3/2020)	8.75% (Libor + 7.75%/Q)	3/14/2014	53,729	53,729	(3)(25)
		First lien senior secured loan ($19,950 par due 3/2020)	8.75% (Libor + 7.75%/Q)	3/14/2014	19,950	19,950	(4)(25)
		Class A preferred units (50,000 units)		3/14/2014	5,000	5,529	(2)

					85,733	86,262

The Step2 Company, LLC(7)	Toy manufacturer	Second lien senior secured loan ($27,583 par due 9/2019)	10.00% PIK	4/1/2010	27,463	27,583	(2)
		Second lien senior secured loan ($4,500 par due 9/2019)	10.00%	3/13/2014	4,500	4,500	(2)
		Second lien senior secured loan ($37,207 par due 9/2019)		4/1/2010	30,802	9,043	(2)(24)
		Common units (1,116,879 units)		4/1/2010	24	—
		Class B common units (126,278,000 units)		10/30/2014	—	—	(2)
		Warrants to purchase up to 3,157,895 units		4/1/2010	—	—

					62,789	41,126

Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement Holdings, Inc. and Hercules VB Holdings, Inc.	Leading manufacturer and distributor of textiles, apparel & luxury goods	Second lien senior secured loan ($180,000 par due 12/2022)	9.75% (Libor + 8.75%/M)	12/11/2014	178,200	180,000	(2)(25)
		Common stock (3,353,371 shares)		12/11/2014	4,147	4,147	(2)
		Common stock (3,353,371 shares)		12/11/2014	3,353	3,353	(2)

					185,700	187,500

Woodstream Corporation	Pet products manufacturer	First lien senior secured loan ($12 par due 8/2016)	7.00% (Base Rate + 3.75%/Q)	4/18/2012	12	12	(4)(25)
		First lien senior secured loan ($4,804 par due 8/2016)	6.00% (Libor + 5.00%/Q)	4/18/2012	4,804	4,804	(4)(25)
		Senior subordinated loan ($80,000 par due 2/2017)	11.50%	4/18/2012	78,178	80,000	(2)
		Common stock (4,254 shares)		1/22/2010	1,222	2,816	(2)

					84,216	87,632

					758,117	745,879		14.12%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Power Generation
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($1,960 par due 7/2017)	9.50%	12/16/2013	1,894	1,960	(2)
		First lien senior secured loan ($2,880 par due 7/2017)	9.62%	12/16/2013	2,683	2,880	(2)
		Series B preferred stock (74,449 shares)		2/26/2014	250	250	(2)
		Warrant to purchase up to 59,524 shares of Series B preferred stock		12/16/2013	146	125	(2)

					4,973	5,215

Bicent (California) Holdings LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($49,706 par due 2/2021)	8.25% (Libor + 7.25%/Q)	2/6/2014	49,706	49,706	(2)(25)

Brush Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($1,730 par due 8/2020)	7.50% (Base Rate + 4.25%/Q)	8/1/2013	1,730	1,730	(2)(25)
		First lien senior secured loan ($86,384 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	86,384	86,384	(2)(25)

					88,114	88,114

CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($42,838 par due 12/2020)	5.00% Cash, 5.00% PIK	8/8/2014	42,838	42,838	(2)
		Warrant to purchase up to 4 units of common stock		8/8/2014	—	200	(2)

					42,838	43,038

DESRI VI Management Holdings, LLC	Wind and solar power generation facility operator	Senior subordinated loan ($26,500 par due 12/2021)	9.75%	12/24/2014	26,500	26,500	(2)
		Non-controlling units (10.0 units)		12/24/2014	1,483	1,483	(2)

					27,983	27,983

DESRI Wind Development Acquisition Holdings, L.L.C.	Wind and solar power generation facility operator	Senior subordinated loan ($14,750 par due 8/2021)	9.25%	8/26/2014	14,750	14,750	(2)
		Non-controlling units (7.5 units)		8/26/2014	806	806	(2)

					15,556	15,556

Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC(30)	Gas turbine power generation facilities operator	Senior subordinated loan ($81,500 par due 12/2021)	13.25%	11/13/2014	81,500	81,500	(2)

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation	Renewable fuel and chemical production developer	First lien senior secured loan ($5,909 par due 2/2017)	10.00%	7/25/2013	5,873	5,909	(2)(23)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock		7/25/2013	—	39	(2)(8)

					5,873	5,948

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Second lien senior secured loan ($10,000 par due 2/2020)	9.25% (Libor + 8.25%/Q)	2/20/2014	9,652	9,400	(2)(25)

Moxie Liberty LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($100,000 par due 8/2020)	7.50% (Libor + 6.50%/Q)	8/21/2013	98,900	100,000	(2)(25)

Moxie Patriot LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($100,000 par due 12/2020)	6.75% (Libor + 5.75%/Q)	12/19/2013	99,000	100,000	(2)(25)

Panda Sherman Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($32,429 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32,429	32,429	(2)(25)
Panda Temple Power II, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($20,000 par due 4/2019)	7.25% (Libor + 6.00%/Q)	4/3/2013	19,852	20,000	(2)(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Panda Temple Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($60,000 par due 7/2018)	11.50% (Libor + 10.00%/Q)	7/17/2012	58,719	60,000	(2)(25)

PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)		10/20/2014	21,654	21,654	(2)

					656,749	660,543		12.50%

Business Services
2329497 Ontario Inc.(8)	Outsourced data center infrastructure and related services provider	Second lien senior secured loan ($42,480 par due 6/2019)	10.50% (Libor + 9.25%/M)	12/13/2013	43,323	36,006	(2)(25)

BlackArrow, Inc.	Advertising and data solutions software platform provider	First lien senior secured loan ($8,000 par due 9/2017)	9.25%	3/13/2014	7,782	8,000	(2)
		Warrant to purchase up to 517,386 units of Series C preferred stock		3/13/2014	—	76	(2)

					7,782	8,076

CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	First lien senior secured loan ($4,000 par due 5/2018)	10.00%	7/23/2014	3,973	4,000	(2)
		First lien senior secured loan ($2,000 par due 9/2018)	10.00%	7/23/2014	1,986	2,000	(2)
		Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock		7/23/2014	—	—	(2)

					5,959	6,000

Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.(6)(30)	Payroll and accounting services provider to the entertainment industry	First lien senior secured loan ($27,930 par due 10/2019)	4.00% (Libor + 3.00%/Q)	12/24/2012	27,930	27,930	(2)(25)
		First lien senior secured loan ($53,569 par due 10/2019)	7.00% (Libor + 6.00%/Q)	12/24/2012	53,569	53,569	(2)(16)(25)
		First lien senior secured loan ($41,813 par due 10/2019)	7.00% (Libor + 6.00%/Q)	12/24/2012	41,813	41,813	(3)(16)(25)
		Class A membership units (2,500,000 units)		12/24/2012	57	5,885	(2)
		Class B membership units (2,500,000 units)		12/24/2012	57	5,885	(2)

					123,426	135,082

CIBT Investment Holdings, LLC	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	4,915	(2)

Command Alkon, Incorporated and CA Note Issuer, LLC	Software solutions provider to the ready-mix concrete industry	Second lien senior secured loan ($10,000 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	10,000	10,000	(2)(25)
		Second lien senior secured loan ($26,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	26,500	26,500	(2)(25)
		Second lien senior secured loan ($11,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	11,500	11,500	(2)(25)
		Senior subordinated loan ($17,621 par due 8/2021)	14.00% PIK	8/8/2014	17,621	17,621	(2)

					65,621	65,621

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)		12/15/2014	2,250	2,527	(2)
		Class B-1 common stock (4,132 units)		12/15/2014	450	505	(2)
		Class C-1 common stock (4,132 units)		12/15/2014	300	337	(2)
		Class A-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class B-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class C-2 common stock (4,132 units)		12/15/2014	—	—	(2)

					3,000	3,369

Coverall North America, Inc.	Commercial janitorial services provider	Letter of credit facility		1/17/2013	—	—	(29)

Directworks, Inc. and Co-Exprise Holdings, Inc.(30)	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	First lien senior secured loan ($2,500 par due 4/2018)	10.25% (Libor + 9.25%/M)	12/19/2014	2,500	2,500	(2)(25)
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock		12/19/2014	—	—	(2)

					2,500	2,500

DTI Holdco, Inc. and OPE DTI Holdings, Inc.	Provider of legal process outsourcing and managed services	First lien senior secured loan ($1,000 par due 8/2020)	5.75% (Libor + 4.75%/Q)	8/19/2014	1,000	1,000	(2)(25)
		Class A common stock (7,500 shares)		8/19/2014	7,500	8,383	(2)
		Class B common stock (7,500 shares)		8/19/2014	—	—	(2)

					8,500	9,383

First Insight, Inc.	SaaS company providing merchandising and pricing solutions to companies worldwide	First lien senior secured loan ($3,267 par due 4/2017)	9.50%	3/20/2014	3,193	3,267	(2)
		Warrants to purchase up to 122,827 units of Series C preferred stock		3/20/2014	—	6	(2)

					3,193	3,273

HCPro, Inc. and HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Senior subordinated loan ($9,398 par due 5/2015)		3/5/2013	2,691	—	(2)(24)
		Class A units (14,293,110 units)		6/26/2008	12,793	—	(2)

					15,484	—

IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock		10/15/2012	88	79	(2)

Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Limited liability company membership interest (7.75% interest)		6/22/2006	—	625

IronPlanet, Inc.(30)	Online auction platform provider for used heavy equipment	First lien senior secured revolving loan		9/24/2013	—	—	(2)(27)
		Warrant to purchase to up to 133,333 shares of Series C preferred stock		9/24/2013	214	244	(2)

					214	244

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
ISS #2, LLC(30)	Provider of repairs, refurbishments and services to the broader industrial end user markets	First lien senior secured loan ($54,767 par due 6/2018)	6.50% (Libor + 5.50%/M)	6/5/2013	54,767	54,767	(2)(25)
		First lien senior secured loan ($4,900 par due 6/2018)	6.50% (Libor + 5.50%/M)	6/5/2013	4,900	4,900	(2)(25)
		First lien senior secured loan ($44,325 par due 6/2018)	6.50% (Libor + 5.50%/Q)	6/5/2013	44,325	44,325	(3)(25)

					103,992	103,992

Itel Laboratories, Inc.(30)	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)		6/29/2012	1,000	1,289	(2)

Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,500 shares)		12/13/2013	1,982	1,912
		Common stock (15,000 shares)		12/13/2013	1,982	1,780

					3,964	3,692

Maximus Holdings, LLC	Provider of software simulation tools and related services	Warrants to purchase up to 1,050,013 shares of common stock		12/13/2013	—	610

Multi-Ad Services, Inc.(6)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	2,118
		Common units (1,725,280 units)		4/1/2010	—	—

					788	2,118

MVL Group, Inc.(7)	Marketing research provider	Senior subordinated loan ($430 par due 7/2012)		4/1/2010	226	226	(2)(24)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					226	226

NComputing, Inc.	Desktop virtualization hardware and software technology service provider	Warrant to purchase up to 462,726 shares of Series C preferred stock		3/20/2013	—	12	(2)

PeakColo Holdings, Inc. and Powered by Peak LLC(30)	Wholesaler of cloud-based software applications and services	First lien senior secured loan ($4,000 par due 11/2018)	9.75% (Libor + 8.75%/M)	11/3/2014	3,909	3,920	(2)(25)
		Warrant to purchase up to 2,037 shares of Series A preferred stock		11/3/2014	93	93	(2)

					4,002	4,013

PHL Investors, Inc., and PHL Holding Co.(7)	Mortgage services	Class A common stock (576 shares)		7/31/2012	3,768	—	(2)

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	963	(2)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	181	(2)

Rocket Fuel Inc.	Provider of open and integrated software for digital marketing optimization	Common stock (11,405 units)		9/9/2014	40	92	(2)

Ship Investor & Cy S.C.A.(8)	Payment processing provider	Common stock (936,693 shares)		12/13/2013	1,729	3,135

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Tripwire, Inc.(30)	IT security software provider	First lien senior secured loan ($65,716 par due 5/2018)	7.00% (Libor + 5.75%/Q)	5/23/2011	65,716	66,373	(2)(25)
		First lien senior secured loan ($38,582 par due 5/2018)	7.00% (Libor + 5.75%/Q)	5/23/2011	38,582	38,968	(3)(25)
		First lien senior secured loan ($7,716 par due 5/2018)	7.00% (Libor + 5.75%/Q)	5/23/2011	7,716	7,794	(4)(25)
		Class A common stock (2,970 shares)		5/23/2011	2,970	4,098	(2)
		Class B common stock (2,655,638 shares)		5/23/2011	30	11,602	(2)

					115,014	128,835

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4,503	3,270

Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—	(2)

					521,866	527,601		9.99%

Education

Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	10,161	(2)

Infilaw Holding, LLC(30)	Operator of for-profit law schools	First lien senior secured revolving loan		8/25/2011	—	—	(2)(27)
		First lien senior secured loan ($1 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	1	1	(2)(25)
		First lien senior secured loan ($9,411 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	9,411	9,411	(3)(25)
		Series A preferred units (124,890 units)	9.50% (Libor + 8.50%/Q)	8/25/2011	124,890	124,890	(2)(25)
		Series B preferred units (3.91 units)		10/19/2012	9,245	12,840	(2)

					143,547	147,142

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	First lien senior secured loan ($58,798 par due 12/2016)		4/24/2013	52,972	47,039	(2)(24)
		First lien senior secured loan ($1,996 par due 12/2016)		6/13/2014	1,996	1,597	(2)(24)
		Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	—	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	—	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					60,657	48,636

Lakeland Tours, LLC(30)	Educational travel provider	First lien senior secured revolving loan		10/4/2011	—	—	(2)(27)
		First lien senior secured loan ($4,181 par due 1/2017)	5.25% (Libor + 4.25%/Q)	10/4/2011	4,180	4,181	(2)(25)
		First lien senior secured loan ($85,688 par due 1/2017)	8.50% (Libor + 7.50%/Q)	10/4/2011	85,664	85,688	(2)(15)(25)
		First lien senior secured loan ($40,362 par due 1/2017)	8.50% (Libor + 7.50%/Q)	10/4/2011	40,305	40,362	(3)(15)(25)
		Common stock (5,000 shares)		10/4/2011	5,000	5,261	(2)

					135,149	135,492

PIH Corporation(30)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($621 par due 6/2017)	7.25% (Libor + 6.25%/M)	12/13/2013	621	621	(2)(25)
		First lien senior secured loan ($35,512 par due 6/2017)	7.25% (Libor + 6.25%/M)	12/13/2013	36,127	35,512	(2)(25)

					36,748	36,133

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (1,977 shares)		7/30/2008	494	494	(2)
		Common membership interest (15.76% interest)		9/21/2007	15,800	26,199	(2)
		Warrants to purchase up to 27,890 shares		12/8/2009	0	0	(2)

					16,294	26,693

Regent Education, Inc.(30)	Provider of software solutions designed to optimize the financial aid and enrollment processes	First lien senior secured loan ($3,000 par due 1/2018)	10.00%	7/1/2014	2,934	2,940	(2)
		Warrant to purchase up to 987,771 shares of Series CC preferred stock		7/1/2014	—	76	(2)

					2,934	3,016

RuffaloCODY, LLC(30)	Provider of student fundraising and enrollment management services	First lien senior secured loan ($12,683 par due 5/2019)	5.57% (Libor + 4.32%/Q)	5/29/2013	12,683	12,620	(2)(25)
		First lien senior secured loan ($18,860 par due 5/2019)	5.57% (Libor + 4.32%/Q)	5/29/2013	18,860	18,765	(2)(25)
		First lien senior secured loan ($11,709 par due 5/2019)	5.57% (Libor + 4.32%/Q)	5/29/2013	11,709	11,651	(4)(25)

					43,252	43,036

WCI-Quantum Holdings, Inc.	Distributor of instructional products, services and resources	Series A preferred stock (1,272 shares)		10/24/2014	1,000	1,000	(2)

					450,101	451,309		8.54%

Financial Services
AllBridge Financial, LLC(7)	Asset management services	Equity interests		4/1/2010	1,140	5,804

Callidus Capital Corporation(7)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,702

Ciena Capital LLC(7)(30)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14,000 par due 12/2014)	6.00%	11/29/2010	14,000	14,000	(2)
		First lien senior secured loan ($1,000 par due 12/2016)	12.00%	11/29/2010	1,000	1,000	(2)
		First lien senior secured loan ($10,000 par due 12/2016)	12.00%	11/29/2010	10,000	10,000	(2)
		First lien senior secured loan ($5,000 par due 12/2016)	12.00%	11/29/2010	5,000	5,000	(2)
		Equity interests		11/29/2010	49,374	19,907	(2)

					79,374	49,907

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)

Cook Inlet Alternative Risk, LLC	Risk management services	Senior subordinated loan ($750 par due 9/2015)	9.00%	9/30/2011	750	750	(2)

Gordian Acquisition Corp.	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)

Imperial Capital Group LLC	Investment services	Class A common units (23,130 units)		5/10/2007	11,248	15,633	(2)
		2006 Class B common units (7,578 units)		5/10/2007	2	4	(2)
		2007 Class B common units (945 units)		5/10/2007	—	—	(2)

					11,250	15,637

Ivy Hill Asset Management, L.P.(7)(9)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	259,325

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC(9)(30)	Asset-backed financial services	First lien senior secured revolving loan ($42,400 par due 6/2017)	8.41% (Libor + 8.25%/M)	6/24/2014	42,400	42,400	(2)

					336,875	403,525		7.64%

Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	Restaurant owner and operator	First lien senior secured loan ($28,581 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	28,581	27,152	(2)(20)(25)
		First lien senior secured loan ($10,919 par due 12/2023)	9.25% (Libor + 8.25%/Q)	11/27/2006	10,922	10,373	(3)(20)(25)
		Promissory note ($18,817 par due 12/2018)		11/27/2006	13,770	346	(2)
		Warrants to purchase up to 23,750 units of Series D common stock		12/18/2013	24	—	(2)

					53,297	37,871

Benihana, Inc.(30)	Restaurant owner and operator	First lien senior secured loan ($4,888 par due 1/2019)	6.75% (Libor + 5.50%/Q)	8/21/2012	4,888	4,790	(4)(25)

DineInFresh, Inc.	Meal-delivery provider	First lien senior secured loan ($7,500 par due 7/2018)	9.75% (Libor + 8.75%/Q)	12/19/2014	7,425	7,500	(2)(25)
		Warrant to purchase up to 143,079 shares of Series A preferred stock		12/19/2014	—	3	(2)

					7,425	7,503

Garden Fresh Restaurant Corp.(30)	Restaurant owner and operator	First lien senior secured revolving loan ($1,100 par due 7/2018)	10.00% (Libor + 8.50%/M)	10/3/2013	1,100	1,100	(2)(25)(28)
		First lien senior secured loan ($42,219 par due 7/2018)	10.00% (Libor + 8.50%/M)	10/3/2013	42,219	42,219	(3)(25)

					43,319	43,319

Global Franchise Group, LLC and GFG Intermediate Holding, Inc.	Worldwide franchisor of quick service restaurants	First lien senior secured loan ($62,500 par due 12/2019)	10.57% (Libor + 9.57%/Q)	12/18/2014	62,500	62,500	(2)(25)

Hojeij Branded Foods, Inc.(30)	Airport restaurant operator	First lien senior secured revolving loan ($1,450 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	1,450	1,450	(2)(25)(28)
		First lien senior secured loan ($14,442 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	14,442	14,442	(2)(25)
		First lien senior secured loan ($9,407 par due 2/2017)	9.00% (Libor + 8.00%/Q)	7/15/2014	9,407	9,407	(2)(25)
		First lien senior secured loan ($14,442 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	14,136	14,442	(2)(25)
		Warrants to purchase up to 7.5% of membership interest		2/15/2012	—	507	(2)
		Warrants to purchase up to 324 shares of Class A common stock		2/15/2012	669	7,313	(2)

					40,104	47,561

Orion Foods, LLC (fka Hot Stuff Foods, LLC)(7)	Convenience food service retailer	First lien senior secured loan ($8,069 par due 9/2015)		4/1/2010	8,069	3,106	(2)(24)
		Second lien senior secured loan ($19,420 par due 9/2015)		4/1/2010	—	—	(2)(24)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					8,069	3,106

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
OTG Management, LLC(30)	Airport restaurant operator	First lien senior secured revolving loan ($2,500 par due 12/2017)	8.75% (Libor + 7.25%/M)	12/11/2012	2,500	2,500	(2)(25)
		First lien senior secured loan ($6,250 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	6,250	6,250	(2)(25)
		First lien senior secured loan ($15,700 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	15,700	15,700	(2)(25)
		First lien senior secured loan ($25,000 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	25,000	25,000	(2)(25)
		Common units (3,000,000 units)		1/5/2011	3,000	2,238	(2)
		Warrants to purchase up to 7.73% of common units		6/19/2008	100	4,464	(2)

					52,550	56,152

Performance Food Group, Inc. and Wellspring Distribution Corp	Food service distributor	Second lien senior secured loan ($24,328 par due 11/2019)	6.25% (Libor + 5.25%/M)	5/14/2013	24,234	24,084	(2)(25)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	6,303	8,507	(2)

					30,537	32,591

Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($37,312 par due 2/2019)	8.75% (Libor + 7.75%/M)	3/13/2014	36,998	34,327	(2)(25)

S.B. Restaurant Company	Restaurant owner and operator	Preferred stock (46,690 shares)		4/1/2010	—	—	(2)
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—	(2)

					—	—

					339,687	329,720		6.24%

Manufacturing
Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	First lien senior secured loan ($1,212 par due 8/2015)	12.00%	8/7/2012	1,212	1,212	(2)
		Warrants to purchase up to 400,000 shares of Series D-4 convertible preferred stock		8/7/2012	—	13	(2)

					1,212	1,225

Component Hardware Group, Inc.(30)	Commercial equipment	First lien senior secured revolving loan ($1,867 par due 7/2019)	5.50% (Libor + 4.50%/M)	7/1/2013	1,867	1,867	(2)(25)
		First lien senior secured loan ($6,838 par due 7/2019)	5.50% (Libor + 4.25%/Q)	7/1/2013	6,838	6,838	(4)(25)
		First lien senior secured loan ($1,306 par due 7/2019)	5.50% (Libor + 4.50%/M)	7/1/2013	1,306	1,306	(4)(25)

					10,011	10,011

Harvey Tool Company, LLC and Harvey Tool Holding, LLC(30)	Cutting tool provider to the metalworking industry	First lien senior secured loan ($4,863 par due 3/2020)	5.75% (Libor + 4.75%/Q)	3/28/2014	4,863	4,863	(2)(25)
		First lien senior secured loan ($12 par due 3/2020)	7.00% (Base Rate + 3.75%/Q)	3/28/2014	12	12	(2)(25)
		Class A membership units (750 units)		3/28/2014	750	958	(2)

					5,625	5,833

Ioxus, Inc.	Energy storage devices	First lien senior secured loan ($10,000 par due 11/2017)	9.00%	4/29/2014	9,674	9,300	(2)
		Warrant to purchase up to 538,314 shares of Series C preferred stock		4/29/2014	—	—	(2)

					9,674	9,300

Mac Lean-Fogg Company	Intelligent transportation systems products in the traffic and rail industries	Senior subordinated loan ($101,763 par due 10/2023)	9.50% Cash, 1.50% PIK	10/31/2013	101,763	101,763	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MWI Holdings, Inc.	Engineered springs, fasteners, and other precision components	First lien senior secured loan ($28,274 par due 3/2019)	9.38% (Libor + 8.13%/Q)	6/15/2011	28,274	28,274	(2)(25)
		First lien senior secured loan ($20,000 par due 3/2019)	9.38% (Libor + 8.13%/Q)	6/15/2011	20,000	20,000	(4)(25)

					48,274	48,274

Niagara Fiber Intermediate Corp.(30)	Insoluble fiber filler products	First lien senior secured revolving loan ($1,881 par due 5/2018)	6.75% (Libor + 5.50%/M)	5/8/2014	1,865	1,806	(2)(25)
		First lien senior secured loan ($15,464 par due 5/2018)	6.75% (Libor + 5.50%/M)	5/8/2014	15,333	14,845(2	)(25)

					17,198	16,651

Pelican Products, Inc.	Flashlights	Second lien senior secured loan ($40,000 par due 4/2021)	9.25% (Libor + 8.25%/Q)	4/11/2014	39,947	40,000	(2)(25)

Protective Industries, Inc. dba Caplugs	Plastic protection products	First lien senior secured loan ($987 par due 10/2019)	6.25% (Libor + 5.25%/M)	11/30/2012	987	987	(2)(25)
		Preferred stock (2,379,361 shares)		5/23/2011	1,298	7,468	(2)

					2,285	8,455

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—	(2)

SI Holdings, Inc.	Elastomeric parts, mid-sized composite structures, and composite tooling	Common stock (1,500 shares)		5/30/2014	1,500	1,905	(2)

TPTM Merger Corp.(30)	Time temperature indicator products	First lien senior secured loan ($40,216 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	40,216	40,216	(2)(25)
		First lien senior secured loan ($409 par due 9/2018)	4.75% (Libor + 3.75%/Q)	9/12/2013	409	409	(2)(25)
		First lien senior secured loan ($9,950 par due 9/2018)	4.75% (Libor + 3.75%/Q)	9/12/2013	9,950	9,950	(4)(25)

					50,575	50,575

					289,064	293,992		5.56%

Containers and Packaging
GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)		6/2/2014	500	397	(2)

ICSH, Inc.(30)	Industrial container manufacturer, reconditioner and servicer	First lien senior secured revolving loan		8/31/2011	—	—	(2)(27)
		First lien senior secured loan ($25,669 par due 8/2016)	6.75% (Libor + 5.75%/Q)	8/31/2011	25,669	25,669	(2)(25)
		First lien senior secured loan ($23,716 par due 8/2016)	6.75% (Libor + 5.75%/Q)	8/31/2011	23,724	23,716	(2)(25)
		First lien senior secured loan ($53,515 par due 8/2016)	6.75% (Libor + 5.75%/Q)	8/31/2011	53,515	53,515	(3)(25)

					102,908	102,900

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($142,500 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	142,500	142,500	(2)(25)
		Common stock (50,000 shares)		12/14/2012	3,951	6,595	(2)

					146,451	149,095

					249,859	252,392		4.78%

Oil and Gas
Lonestar Prospects, Ltd.	Sand proppant producer and distributor to the oil and natural gas industry	First lien senior secured loan ($75,187 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	75,187	72,180	(2)(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Petroflow Energy Corporation	Oil and gas exploration and production company	First lien senior secured loan ($51,147 par due 7/2017)	12.00% (Libor + 8.00% Cash, 3.00% PIK /Q)	7/31/2014	50,165	47,055	(2)(25)

UL Holding Co., LLC and Universal Lubricants, LLC(6)	Manufacturer and distributor of re-refined oil products	Second lien senior secured loan ($11,136 par due 12/2016)		4/30/2012	8,761	9,187	(2)(24)
		Second lien senior secured loan ($47,233 par due 12/2016)		4/30/2012	37,229	38,967	(2)(24)
		Second lien senior secured loan ($5,496 par due 12/2016)		4/30/2012	4,294	4,534	(2)(24)
		Class A common units (533,351 units)		6/17/2011	4,993	—	(2)
		Class B-5 common units (272,834 units)		6/17/2011	2,491	—	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)
		Warrant to purchase up to 467,575 shares of Class A units		5/2/2014	—	—	(2)
		Warrant to purchase up to 18,639 shares of Class B-1 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 37,277 shares of Class B-2 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 19,277 shares of Class B-3 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 52,263 shares of Class B-5 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 38,792 shares of Class B-6 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 680,649 shares of Class C units		5/2/2014	—	—	(2)

					57,768	52,688

					183,120	171,923		3.25%

Retail
Fulton Holdings Corp.	Airport restaurant operator	First lien senior secured loan ($43,000 par due 5/2018)	8.50%	5/10/2013	43,000	43,000	(2)(14)
		First lien senior secured loan ($40,000 par due 5/2018)	8.50%	5/28/2010	40,000	40,000	(3)(14)
		Common stock (19,672 shares)		5/28/2010	1,461	3,142	(2)

					84,461	86,142

Paper Source, Inc. and Pine Holdings, Inc.(30)	Retailer of fine and artisanal paper products	First lien senior secured loan ($8,863 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	8,863	8,863	(2)(25)
		First lien senior secured loan ($9,900 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	9,900	9,900	(4)(25)
		Class A common stock (36,364 shares)		9/23/2013	6,000	6,871	(2)

					24,763	25,634

Things Remembered, Inc. and TRM Holdings Corporation(30)	Personalized gifts retailer	First lien senior secured loan ($14,443 par due 5/2018)	8.00% (Libor + 6.50%/Q)	5/24/2012	14,443	12,999	(4)(25)

					123,667	124,775		2.36%

Aerospace and Defense
Cadence Aerospace, LLC (fka PRV Aerospace, LLC)	Aerospace precision components manufacturer	First lien senior secured loan ($4,414 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	4,387	4,414	(4)(25)
		Second lien senior secured loan ($79,657 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	79,657	76,471	(2)(25)

					84,044	80,885

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
ILC Industries, LLC	Designer and manufacturer of protective cases and technically advanced lighting systems	Second lien senior secured loan ($40,000 par due 7/2021)	9.50% (Libor + 8.50%/Q)	7/15/2014	40,000	40,000	(2)(25)

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	121	121	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,291	2,341	(2)

					2,412	2,462

					126,456	123,347		2.33%

Commercial Real Estate Finance
10th Street, LLC and New 10th Street, LLC (7)	Real estate holding company	First lien senior secured loan ($25,065 par due 11/2019)	7.00% Cash, 1.00% PIK	3/31/2014	25,065	25,065	(2)
		Senior subordinated loan ($26,964 par due 11/2019)	7.00% Cash, 1.00% PIK	4/1/2010	26,964	26,964	(2)
		Member interest (10.00% interest)		4/1/2010	594	50,926
		Option (25,000 units)		4/1/2010	25	25

					52,648	102,980

Cleveland East Equity, LLC	Hotel operator	Real estate equity interests		4/1/2010	—	3,544

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	—

Crescent Hotels & Resorts, LLC and affiliates(7)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)	15.00%	4/1/2010	—	—	(2)
		Common equity interest		4/1/2010	—	—

					—	—

NPH, Inc.	Hotel property	Real estate equity interests		4/1/2010	2,140	2,450

					54,788	108,974		2.06%

Automotive Services
CH Hold Corp.	Collision repair company	First lien senior secured loan ($17,661 par due 11/2019)	5.50% (Libor + 4.75%/Q)	7/25/2014	17,661	17,661	(2)(25)

ChargePoint, Inc.(30)	Developer and operator of electric vehicle charging stations	First lien senior secured loan ($10,000 par due 1/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,473	9,700	(2)(25)
		Warrant to purchase up to 404,563 shares of Series E preferred stock		12/24/2014	327	327	(2)

					9,800	10,027

Driven Brands, Inc. and Driven Holdings, LLC	Automotive aftermarket car care franchisor	First lien senior secured loan ($984 par due 3/2017)	6.00% (Libor + 5.00%/Q)	1/3/2014	984	984	(2)(25)
		First lien senior secured loan ($8 par due 3/2017)	7.25% (Base Rate + 4.00%/Q)	1/3/2014	8	8	(2)(25)
		Preferred stock (247,500 units)		12/16/2011	2,475	3,088	(2)
		Common stock (25,000 units)		12/16/2011	25	1,492	(2)

					3,492	5,572

Eckler Industries, Inc. (30)	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($4,800 par due 7/2017)	8.25% (Base Rate + 5.00%/Q)	7/12/2012	4,800	4,560	(2)(25)
		First lien senior secured loan ($7,976 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	7,976	7,577	(2)(25)
		First lien senior secured loan ($29,962 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	29,962	28,464	(3)(25)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	261	(2)
		Common stock (20,000 shares)		7/12/2012	200	—	(2)

					44,738	40,862

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
EcoMotors, Inc.	Engine developer	First lien senior secured loan ($3,788 par due 10/2016)	10.83%	12/28/2012	3,726	3,788	(2)
		First lien senior secured loan ($4,545 par due 6/2017)	10.83%	12/28/2012	4,449	4,545	(2)
		First lien senior secured loan ($3,146 par due 7/2016)	10.13%	12/28/2012	3,103	3,146	(2)
		Warrant to purchase up to 321,888 shares of Series C preferred stock		12/28/2012	—	43	(2)

					11,278	11,522

SK SPV IV, LLC	Collision repair site operators	Series A common units (12,500 units)		8/18/2014	625	1,987	(2)
		Series B common units (12,500 units)		8/18/2014	625	1,987	(2)

					1,250	3,974

TA THI Buyer, Inc. and TA THI Parent, Inc.	Collision repair company	Series A preferred stock (50,000 shares)		7/28/2014	5,000	5,607	(2)

					93,219	95,225		1.80%

Chemicals
Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock		3/28/2013	—	6	(2)

K2 Pure Solutions Nocal, L.P. (30)	Chemical producer	First lien senior secured revolving loan ($2,256 par due 8/2019)	8.13% (Libor + 7.13%/M)	8/19/2013	2,256	2,233	(2)(25)
		First lien senior secured loan ($21,231 par due 8/2019)	7.00% (Libor + 6.00%/M)	8/19/2013	21,231	21,019	(2)(25)
		First lien senior secured loan ($39,500 par due 8/2019)	7.00% (Libor + 6.00%/M)	8/19/2013	39,500	39,105	(3)(25)
		First lien senior secured loan ($19,750 par due 8/2019)	7.00% (Libor + 6.00%/M)	8/19/2013	19,750	19,552	(4)(25)

					82,737	81,909

Kinestral Technologies, Inc.	Designer of adaptive, dynamic glass for the commercial and residential markets	First lien senior secured loan ($6,500 par due 8/2017)	10.00%	4/22/2014	6,390	6,500	(2)
		Warrant to purchase up to 325,000 shares of Series A preferred stock		4/22/2014	73	73	(2)

					6,463	6,573

Liquid Light, Inc.	Developer and licensor of process technology for the conversion of carbon dioxide into major chemicals	First lien senior secured loan ($3,000 par due 11/2017)	10.00%	8/13/2014	2,931	2,970	(2)
		Warrant to purchase up to 86,009 shares of Series B preferred stock		8/13/2014	77	74	(2)

					3,008	3,044

					92,208	91,532		1.73%

Environmental Services
RE Community Holdings II, Inc., Pegasus Community Energy, LLC., and MPH Energy Holdings, LP	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	—	(2)
		Limited partnership interest (3.13% interest)		1/8/2014	—	—	(2)

					8,839	—

Waste Pro USA, Inc	Waste management services	Second lien senior secured loan ($77,500 par due 10/2020)	8.50% (Libor + 7.50%/Q)	10/15/2014	77,500	77,500	(2)(25)

					86,339	77,500		1.47%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Hotel Services
Castle Management Borrower LLC (30)	Hotel operator	Second lien senior secured loan ($55,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	55,000	55,000	(2)(25)

					55,000	55,000		1.04%

Health Clubs
Athletic Club Holdings, Inc.(30)	Premier health club operator	First lien senior secured loan ($41,000 par due 10/2020)	9.50% (Libor + 8.50%/M)	10/11/2007	41,000	41,000	(2)(25)

CFW Co-Invest, L.P., NCP Curves, L.P. and Curves International Holdings, Inc.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	3,418	(2)
		Limited partnership interest (2,218,235 shares)		7/31/2012	2,218	1,826	(2)(8)
		Common stock (1,680 shares)		11/12/2014	—	—	(2)(8)

					6,370	5,244

					47,370	46,244		0.88%

Printing, Publishing and Media
Batanga, Inc.(30)	Independent digital media company	First lien senior secured revolving loan ($4,000 par due 12/2015)	10.00%	10/31/2012	4,000	4,000	(2)
		First lien senior secured loan ($6,590 par due 6/2017)	10.60%	10/31/2012	6,590	6,650	(2)

					10,590	10,650

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

Summit Business Media Parent Holding Company LLC	Business media consulting services	Limited liability company membership interest (22.99% interest)		5/20/2011	—	705	(2)

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	First lien senior secured loan ($20,454 par due 3/2017)	9.00% (Libor + 7.50%/Q)	3/6/2011	20,454	20,249	(2)(25)
		First lien senior secured loan ($9,500 par due 3/2017)	9.00% (Libor + 7.50%/Q)	3/6/2011	9,500	9,405	(4)(25)
		Preferred stock (10,663 shares)		9/29/2006	1,066	2,827	(2)
		Common stock (15,393 shares)		9/29/2006	3	7	(2)

					31,023	32,488

					41,613	43,843		0.83%

Wholesale Distribution
Flow Solutions Holdings, Inc.(30)	Distributor of high value fluid handling, filtration and flow control products	Second lien senior secured loan ($29,500 par due 10/2018)	11.25% (Base Rate + 8.00%/Q)	12/16/2014	29,500	29,500	(2)(25)

					29,500	29,500		0.56%

Telecommunications
American Broadband Communications, LLC, American Broadband Holding Company, and Cameron Holdings of NC, Inc.	Broadband communication services	Warrants to purchase up to 208 shares		11/7/2007	—	8,423
		Warrants to purchase up to 200 shares		9/1/2010	—	4,457

					—	12,880

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Quantance, Inc.	Designer of semiconductor products to the mobile wireless market	First lien senior secured loan ($2,831 par due 9/2016)	10.25%	8/23/2013	2,782	2,831	(2)
		Warrant to purchase up to 130,432 shares of Series D preferred stock		8/23/2013	74	102	(2)

					2,856	2,933

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—

Wilcon Holdings LLC	Communications infrastructure provider	Class A common stock (2,000,000 shares)		12/13/2013	1,829	2,135

					4,685	17,948		0.34%

Computers and Electronics
Powervation Inc. and Powervation Limited(8)	Semiconductor company focused on power control and management	First lien senior secured loan ($3,000 par due 11/2017)	9.04%	11/13/2014	2,883	3,000	(2)
		Warrant to purchase up to 11,531 shares of Series D preferred stock		11/13/2014	—	11	(2)

					2,883	3,011

Zemax, LLC(30)	Provider of optical illumination design software to design engineers	First lien senior secured loan ($2,992 par due 10/2019)	6.50% (Libor + 5.50%/Q)	10/23/2014	2,992	2,992	(2)(25)

					5,875	6,003		0.11%

Food and Beverage
Distant Lands Trading Co.	Coffee manufacturer	Class A common stock (1,294 shares)		4/1/2010	980	706	(2)
		Class A-1 common stock (2,157 shares)		4/1/2010	—	—	(2)

					980	706

					980	706		0.01%

					$8,875,095	$9,028,379		170.87%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2014 represented 171% of the Company's net assets or 95% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing.

(6)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" and "Control" this portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2014 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Apple & Eve, LLC and US Juice Partners, LLC	$—	$—	$5,000	$—	$—	$—	$—	$4,344	$(205)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$—	$—	$—	$—	$—	$—	$—	$6,824
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$87,089	$27,037	$5,000	$5,590	$1,290	$1,682	$511	$—	$8,614
Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC	$28,550	$784	$—	$1,684	$590	$—	$120	$—	$276
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC	$702	$702	$2,543	$3	$—	$—	$33	$6,736	$(2,113)
The Dwyer Group	$14,418	$46,377	$—	$2,772	$60	$2,279	$179	$21,141	$(11,791)
ELC Acquisition Corp. and ELC Holdings Corporation	$—	$—	$11,737	$—	$—	$1,448	$—	$5,938	$(1,345)
Insight Pharmaceuticals Corporation	$—	$19,187	$12,070	$1,765	$—	$—	$—	$33,076	$(2,544)
Investor Group Services, LLC	$—	$—	$—	$—	$—	$199	$—	$90	$(8)
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$364
Soteria Imaging Services, LLC	$—	$—	$—	$—	$—	$—	$—	$60	$—
VSS-Tranzact Holdings, LLC	$—	$—	$10,204	$—	$—	$—	$—	$5,057	$4,967
UL Holding Co., LLC	$—	$4,000	$—	$—	$—	$—	$—	$—	$15,041
(7)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2014 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC and New 10th Street, LLC	$24,895	$—	$—	$4,002	$455	$—	$—	$—	$43,669
AllBridge Financial, LLC	$—	$3,937	$—	$—	$—	$382	$—	$—	$23
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(11)
Ciena Capital LLC	$—	$14,000	$—	$3,769	$—	$—	$—	$—	$12,981
Citipostal Inc.	$—	$70,270	$—	$60	$—	$—	$17	$(21,047)	$25,270
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$151	$—	$42	$—	$—	$—
HCI Equity, LLC	$—	$112	$—	$—	$—	$89	$—	$—	$175
HCP Acquisition Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Hot Light Brands, Inc.	$—	$90	$—	$—	$—	$—	$—	$164	$(163)
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$50,000	$—	$—	$(21,029)
MVL Group, Inc.	$—	$30,040	$—	$—	$—	$—	$—	$(27,709)	$27,781
Orion Foods, LLC	$3,450	$56,342	$—	$4,143	$—	$—	$646	$1,624	$(6,743)
Pillar Processing LLC, PHL Investors, Inc., and PHL Holding Co.	$—	$9,844	$—	$—	$—	$—	$—	$(6,592)	$6,522
Senior Secured Loan Fund LLC*	$463,626	$174,325	$—	$275,036	$38,997	$—	$30,669	$—	$4,340
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Step2 Company, LLC	$4,500	$—	$—	$3,058	$—	$—	$—	$—	$(17,127)
The Thymes, LLC	$—	$840	$4,014	$—	$—	$158	$—	$9,753	$(6,212)

  *
  Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company has co-invested through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).

(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(9)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies ("BDCs") the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under Investment Company Act) (i.e. not eligible to included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with the Company's position. Pursuant to Section 55(a) of the Investment Company Act (using the Staff's methodology described above solely for this purpose), 27% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of December 31, 2014.

(11)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(12)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $87 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $68 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 6.00% on $11 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.25% on $53 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $48 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.13% on $54 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $16 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(19)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.75% on $24 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(20)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $21 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(21)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $87 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(22)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.55% on $28 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(23)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(24)
Loan was on non-accrual status as of December 31, 2014.

(25)
Loan includes interest rate floor feature.

(26)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

(27)
As of December 31, 2014, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(28)
As of December 31, 2014, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(29)
As of December 31, 2014, no amounts were funded by the Company under this letter of credit facility; however, there were letters of credit issued and outstanding through a financial intermediary under the letter of credit facility. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(30)
As of December 31, 2014, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 7 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Athletic Club Holdings, Inc.	$10,000	$—	$10,000	$—	$—	$10,000
Batanga, Inc.	4,000	(4,000)	—	—	—	—
Benihana, Inc.	3,231	—	3,231	—	—	3,231
California Forensic Medical Group, Incorporated	5,000	—	5,000	—	—	5,000
Capital Investments and Ventures Corp.	10,000	—	10,000	—	—	10,000
Cast & Crew Payroll, LLC	15,000	—	15,000	—	—	15,000
Castle Management Borrower LLC	16,000	—	16,000	—	—	16,000
CCS Intermediate Holdings, LLC	7,125	(1,275)	5,850	—	—	5,850
ChargePoint, Inc.	10,000	—	10,000	—	—	10,000
Ciena Capital LLC	20,000	(14,000)	6,000	(6,000)	—	—
Competitor Group, Inc.	3,750	(3,750)	—	—	—	—
Component Hardware Group, Inc.	3,734	(1,867)	1,867	—	—	1,867
Crown Health Care Laundry Services, Inc.	5,000	(1,472)	3,528	—	—	3,528
Directworks, Inc.	1,000	—	1,000	—	—	1,000
Eckler Industries, Inc.	7,500	(4,800)	2,700	—	(2,700)	—
Feradyne Outdoors, LLC	39,000	—	39,000	—	—	39,000
Flow Solutions Holdings, Inc.	6,000	—	6,000	—	—	6,000
Garden Fresh Restaurant Corp.	5,000	(3,765)	1,235	—	—	1,235
GHS Interactive Security, LLC	7,419	—	7,419	—	—	7,419
Global Healthcare Exchange, LLC	15,625	—	15,625	—	—	15,625
Green Energy Partners	43,500	—	43,500	—	—	43,500
Greenphire, Inc.	8,000	—	8,000	—	—	8,000
Harvey Tool Company, LLC	2,500	—	2,500	—	—	2,500
Hojeij Branded Foods, Inc.	3,000	(1,591)	1,409	—	—	1,409
ICSH, Inc.	10,000	(2,236)	7,764	—	—	7,764
Infilaw Holding, LLC	25,000	(9,670)	15,330	—	—	15,330
IronPlanet, Inc.	3,000	(3,000)	—	—	—	—
ISS #2, LLC	10,000	—	10,000	—	—	10,000
Itel Laboratories, Inc.	2,500	—	2,500	—	—	2,500
Javlin Three LLC	60,000	(42,400)	17,600	—	—	17,600
K2 Pure Solutions Nocal, L.P.	5,000	(2,256)	2,744	—	—	2,744
Lakeland Tours, LLC	22,500	(1,211)	21,289	—	—	21,289
Massage Envy, LLC	5,000	—	5,000	—	—	5,000
McKenzie Sports Products, LLC	12,000	—	12,000	—	—	12,000
MW Dental Holding Corp.	33,500	—	33,500	—	—	33,500
My Health Direct, Inc.	1,000	—	1,000	—	—	1,000
Niagara Fiber Intermediate Corp.	1,881	(1,881)	—	—	—	—
OmniSYS Acquisition Corporation	2,500	—	2,500	—	—	2,500
OTG Management, LLC	30,550	(2,500)	28,050	—	—	28,050
Paper Source, Inc.	2,500	—	2,500	—	—	2,500
PeakColo Holdings, Inc.	2,000	—	2,000	—	—	2,000
PerfectServe, Inc.	2,000	(500)	1,500	—	—	1,500
PIH Corporation	3,314	(621)	2,693	—	—	2,693
Plantation Products, LLC	35,000	(9,007)	25,993	—	—	25,993
Regent Education, Inc.	2,000	—	2,000	—	—	2,000
RuffaloCODY, LLC	7,683	—	7,683	—	—	7,683
Shock Doctor, Inc.	15,000	—	15,000	—	—	15,000
Things Remembered, Inc.	5,000	—	5,000	—	—	5,000
TPTM Merger Corp.	2,500	—	2,500	—	—	2,500
Tripwire, Inc.	10,000	—	10,000	—	—	10,000
TWH Water Treatment Industries, Inc.	8,960	—	8,960	—	—	8,960
Zemax, LLC	3,000	—	3,000	—	—	3,000

	$574,772	$(111,802)	$462,970	$(6,000)	$(2,700)	$454,270

(31)
As of December 31, 2014, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

Portfolio Company	Total private equity commitments	Less: funded private equity commitments	Total unfunded private equity commitments	Less: private equity commitments substantially at the discretion of the Company	Total net adjusted unfunded private equity commitments
Imperial Capital Private Opportunities, LP	$50,000	$(6,794)	$43,206	$(43,206)	$—
Partnership Capital Growth Fund III, L.P.	5,000	(4,001)	999	—	999
PCG—Ares Sidecar Investment, L.P. and PCG—Ares Sidecar Investment II, L.P.	50,000	(8,573)	41,427	(41,427)	—
Piper Jaffray Merchant Banking Fund I, L.P.	2,000	(1,074)	926	—	926

	$107,000	$(20,442)	$86,558	$(84,633)	$1,925

(32)
As of December 31, 2014, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitment to fund delayed draw loans of up to $92,531. See Note 4 to the consolidated financial statements for more information on the SSLP.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

(in thousands, except per share data)

					Accumulated Net Realized Loss on Investments, Foreign Currency Transactions, Extinguishment of Debt and Other Assets	Net Unrealized Gains (Losses) on Investments, Foreign Currency and Other Transactions
	Common Stock			Accumulated Overdistributed Net Investment Income
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2012	248,653	$249	$4,117,517	$(27,910)	$(202,614)	$101,104	$3,988,346
Issuances of common stock in add-on offerings (net of offering and underwriting costs)	48,242	48	833,428	—	—	—	833,476
Shares issued in connection with dividend reinvestment plan	1,076	1	18,905	—	—	—	18,906
Issuances of the Convertible Unsecured Notes (See Note 5)	—	—	582	—	—	—	582
Net increase in stockholders' equity resulting from operations	—	—	—	430,406	63,725	(5,610)	488,521
Dividends declared and payable ($1.57 per share)	—	—	—	(425,387)	—	—	(425,387)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles ("GAAP")	—	—	12,045	14,106	(26,151)	—	—

Balance at December 31, 2013	297,971	$298	$4,982,477	$(8,785)	$(165,040)	$95,494	$4,904,444

Issuances of common stock in add-on offerings (net of offering and underwriting costs)	15,525	15	257,652	—	—	—	257,667
Shares issued in connection with dividend reinvestment plan	612	1	10,846	—	—	—	10,847
Net increase in stockholders' equity resulting from operations	—	—	—	437,802	93,783	59,364	590,949
Dividends declared and payable ($1.57 per share)	—	—	—	(480,192)	—	—	(480,192)
Tax reclassification of stockholders' equity in accordance with GAAP	—	—	77,082	18,329	(95,411)	—	—

Balance at December 31, 2014	314,108	$314	$5,328,057	$(32,846)	$(166,668)	$154,858	$5,283,715

Shares issued in connection with dividend reinvestment plan	361	—	6,192	—	—	—	6,192
Repurchases of common stock	(122)	—	(1,685)	—	—	—	(1,685)
Net increase in stockholders' equity resulting from operations	—	—	—	507,760	117,120	(246,210)	378,670
Dividends declared and payable ($1.57 per share)	—	—	—	(493,560)	—	—	(493,560)
Tax reclassification of stockholders' equity in accordance with GAAP	—	—	(14,287)	17,752	(3,465)	—	—

Balance at December 31, 2015	314,347	$314	$5,318,277	$(894)	$(53,013)	$(91,352)	$5,173,332

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the Years Ended December 31,
	2015	2014	2013
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$378,670	$590,949	$488,521
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Realized losses on extinguishment of debt	10,411	72	—
Net realized gains on investments and foreign currency transactions	(127,531)	(93,855)	(63,725)
Net unrealized losses (gains) on investments, foreign currency and other transactions	246,210	(59,364)	5,610
Net accretion of discount on investments	(4,362)	(3,153)	(4,692)
Increase in payment-in-kind interest and dividends	(23,710)	(11,916)	(18,894)
Collections of payment-in-kind interest and dividends	1,157	12,054	29,531
Amortization of debt issuance costs	17,064	16,384	13,230
Accretion of net discount on notes payable	16,376	15,107	13,806
Depreciation	734	805	802
Proceeds from sales and repayments of investments	3,692,199	3,411,764	1,722,672
Purchases of investments	(3,815,974)	(4,536,804)	(3,494,767)
Changes in operating assets and liabilities:
Interest receivable	23,013	(37,000)	(14,983)
Other assets	18,814	(2,317)	(8,333)
Base management fees payable	(372)	5,227	6,155
Income based fees payable	(1,836)	4,069	1,351
Capital gains incentive fees payable	(50,714)	12,042	117
Accounts payable and other liabilities	(23,798)	13,243	13,771
Interest and facility fees payable	4,033	4,146	12,225

Net cash provided by (used in) operating activities	360,384	(658,547)	(1,297,603)

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	—	257,667	833,476
Borrowings on debt	3,895,370	4,878,451	6,431,179
Repayments and repurchases of debt	(3,697,750)	(3,955,423)	(5,654,000)
Debt issuance costs	(6,450)	(12,849)	(21,013)
Dividends paid	(487,368)	(464,373)	(411,453)
Repurchases of common stock	(1,685)	—	—

Net cash provided by (used in) financing activities	(297,883)	703,473	1,178,189
CHANGE IN CASH AND CASH EQUIVALENTS	62,501	44,926	(119,414)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	194,555	149,629	269,043

CASH AND CASH EQUIVALENTS, END OF PERIOD	$257,056	$194,555	$149,629

Supplemental Information:
Interest paid during the period	$180,678	$169,222	$124,406
Taxes, including excise tax, paid during the period	$16,139	$20,809	$13,907
Dividends declared and payable during the period	$493,560	$480,192	$425,387

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
As of December 31, 2015
(in thousands, except per share data, percentages and as otherwise indicated;
for example, with the words "million," "billion" or otherwise)

1.     ORGANIZATION

        Ares Capital Corporation (the "Company" or "ARCC") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. The Company has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). The Company has elected to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs.

        The Company's investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, the Company also makes equity investments.

        The Company is externally managed by Ares Capital Management LLC ("Ares Capital Management" or the Company's "investment adviser"), a subsidiary of Ares Management, L.P. ("Ares Management" or "Ares"), a publicly traded, leading global alternative asset manager, pursuant to an investment advisory and management agreement. Ares Operations LLC ("Ares Operations" or the Company's "administrator"), a subsidiary of Ares Management, provides certain administrative and other services necessary for the Company to operate.

2.     SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and include the accounts of the Company and its consolidated subsidiaries. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") 946. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

  Cash and Cash Equivalents

        Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market account. Cash and cash equivalents are carried at cost which approximates fair value.

  Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

  Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

        Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Company looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of the Company's investments) are valued at fair value as determined in good faith by the Company's board of directors, based on, among other things, the input of the Company's investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of the Company's board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 55% of the Company's portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, the Company's independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, the Company's investment valuation process within the context of performing the integrated audit.

        As part of the valuation process, the Company may take into account the following types of factors, if relevant, in determining the fair value of the Company's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company considers the pricing indicated by the external event to corroborate its valuation.

        Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The Company's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  The Company's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the Company's portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the Company's investment adviser's management and investment professionals, and then valuation recommendations are presented to the Company's board of directors.

  •
  The audit committee of the Company's board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, who review a minimum of 55% of the Company's portfolio at fair value.

  •
  The Company's board of directors discusses valuations and ultimately determines the fair value of each investment in the Company's portfolio without a readily available market quotation in good faith based on, among other things, the input of the Company's investment adviser, audit committee and, where applicable, independent third-party valuation firms.

        See Note 8 for more information on the Company's valuation process.

  Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

  Payment-in-Kind Interest

        The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

  Capital Structuring Service Fees and Other Income

        The Company's investment adviser seeks to provide assistance to its portfolio companies and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan.

        Other income includes fees for management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

  Foreign Currency Translation

        The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

  Derivative Instruments

        The Company does not utilize hedge accounting and as such values its derivatives at fair value with the unrealized gains or losses recorded in "net unrealized gains (losses) from foreign currency and other transactions" in the Company's consolidated statement of operations.

  Equity Offering Expenses

        The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

  Debt Issuance Costs

        Debt issuance costs are amortized over the life of the related debt instrument using the straight line method or the effective yield method, depending on the type of debt instrument.

  Income Taxes

        The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must (among other requirements) meet certain source-of- income and asset diversification requirements and timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company (among other requirements) has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal corporate-level income taxes.

        Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

        Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.

  Dividends to Common Stockholders

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Company's board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although the Company may decide to retain such capital gains for investment.

        The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Company's board of directors authorizes, and the Company declares, a cash dividend, then the Company's stockholders who have not "opted out" of the Company's dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company's common stock, rather than receiving the cash dividend. The Company intends to use primarily newly issued shares to implement the dividend reinvestment plan (so long as the Company is trading at a premium to net asset value). If the Company's shares are trading at a discount to net asset value and the Company is otherwise permitted under applicable law to purchase such shares, the Company may purchase shares in the open market in connection with the Company's obligations under the dividend reinvestment plan. However, the Company reserves the right to issue new shares of the Company's common stock in connection with the Company's obligations under the dividend reinvestment plan even if the Company's shares are trading below net asset value.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

  Recent Accounting Pronouncements

        In May 2014, the Financial Accounting Standards Board (the "FASB") issued Accounting Standards Update ("ASU") No. 2014-09, "Revenue from Contracts with Customers (Topic 606)." The guidance in this ASU supersedes the revenue recognition requirements in Topic 605, "Revenue Recognition." Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

        In February 2015, the FASB issued ASU No. 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis. The new guidance modifies the consolidation analysis for limited partnerships and similar type entities as well as variable interests in a variable interest entity, particularly those that have fee arrangements and related party relationships. Additionally, it provides a scope exception to the consolidation guidance for certain entities. The amendments in ASU No. 2015-02 are effective for annual reporting periods beginning after December 15, 2015, including interim periods within that reporting period, with early adoption permitted. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

        In April 2015, the FASB issued ASU No. 2015-03, Interest-Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. The new guidance modifies the requirements for reporting debt issuance costs. Under the amendments in ASU No. 2015-03, debt issuance costs related to a recognized debt liability will no longer be recorded as a separate asset, but will be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by ASU No. 2015-03. In addition, in August 2015, the FASB issued ASU No. 2015-15, Interest-Imputation of Interest (Subtopic 835-30). The additional guidance reiterates that the SEC would not object to an entity deferring and presenting debt issuance costs related to a line of credit arrangement as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line of credit arrangement, regardless of whether there are any outstanding borrowings. ASU No. 2015-03 and ASU No. 2015-15 are required to be applied retrospectively for periods beginning after December 15, 2015, and interim periods within those fiscal years, with early adoption permitted. The application of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

        In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The new guidance removes the requirement that investments for which net asset value is determined based on practical expedient reliance be reported utilizing the fair value hierarchy. ASU No. 2015-07 is required to be applied retrospectively for periods beginning after December 15, 2015, and interim periods within those fiscal years, with early adoption permitted. The application of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

3.     AGREEMENTS

  Investment Advisory and Management Agreement

        The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of the Company's board of directors, Ares Capital Management provides investment advisory and management services to the Company. For providing these services, Ares Capital Management receives fees from the Company consisting of a base management fee, a fee based on the Company's net investment income ("income based fee") and a fee based on the Company's net capital gains ("capital gains incentive fee"). The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        The base management fee is calculated at an annual rate of 1.5% based on the average value of the Company's total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

        The income based fee is calculated and payable quarterly in arrears based on the Company's net investment income excluding income based fees and capital gains incentive fees ("pre-incentive fee net investment income") for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the income based fee and capital gains incentive fee accrued under GAAP). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash. The Company's investment adviser is not under any obligation to reimburse the Company for any part of the income based fees it received that was based on accrued interest that the Company never actually received.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains and losses. Because of the structure of the income based fee, it is possible that the Company may pay such fees in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable income based fee even if the Company has incurred a loss in that quarter due to realized and/or unrealized capital losses.

        Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company's net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, the Company may be able to invest its funds in debt instruments that provide for a higher return, which may increase the Company's pre-incentive fee net investment income and make it easier for the Company's investment adviser to surpass the fixed hurdle rate and receive an income based fee based on such net investment income. To the extent the Company has retained pre-incentive fee net investment income that has been used to calculate the income based fee, it is also included in the amount of the Company's total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        The Company pays its investment adviser an income based fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no income based fee in any calendar quarter in which the Company's pre- incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. The Company refers to this portion of its pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide the Company's investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        The capital gains incentive fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of the Company's cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) the Company's cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date the Company completed its initial public offering). Realized capital gains and losses include gains and losses on investments and foreign currencies, gains and losses on extinguishment of debt and other assets, as well as any income tax expense related to realized gains and losses. If such amount is positive at the end of such year, then the capital gains incentive fee for such year is equal to 20% of such amount, less the aggregate amount of capital gains incentive fees paid in all prior years. If such amount is negative, then there is no capital gains incentive fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company's portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company's portfolio as of the applicable capital gains incentive fee calculation date and (b) the accreted or amortized cost basis of such investment.

        Notwithstanding the foregoing, as a result of an amendment to the capital gains incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if the Company is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by the Company (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the capital gains incentive fee , the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company's financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

        The Company defers cash payment of any income based fees and capital gains incentive fees otherwise earned by the Company's investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the Company's stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) is less than 7.0% of the Company's net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred income based fees and capital gains incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

        There was no capital gains incentive fee earned by the Company's investment adviser as calculated under the investment advisory and management agreement (as described above) for the year ended December 31, 2015. The capital gains incentive fee earned by the Company's investment adviser as calculated under the investment advisory and management agreement for the years ended December 31, 2014 and 2013 was $23,993 and $17,425, respectively. However, in accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $42,265 as of December 31, 2015, of which $42,265 is not currently due under the investment advisory and management agreement. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual capital gains incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of December 31, 2015, the Company has paid capital gains incentive fees since inception totaling $57,404. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

        For the year ended December 31, 2015, base management fees were $134,346, income based fees were $121,390 and the reduction in capital gains incentive fees calculated in accordance with GAAP was $26,721. For the year ended December 31, 2014, base management fees were $127,997, income based fees were $118,273 and capital gains incentive fees calculated in accordance with GAAP were $29,467. For the year ended December 31, 2013, base management fees were $104,857, income based fees were $110,511 and capital gains incentive fees calculated in accordance with GAAP were $11,640.

  Administration Agreement

        The Company is party to an administration agreement, referred to herein as the "administration agreement", with its administrator, Ares Operations. Pursuant to the administration agreement, Ares Operations furnishes the Company with office equipment and clerical, bookkeeping and record keeping services at the Company's office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, the Company's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and reports filed with the SEC. In addition, Ares Operations assists the Company in determining and publishing its net asset value, assists the Company in providing managerial assistance to its portfolio companies, oversees the preparation and filing of the Company's tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the administration agreement are equal to an amount based upon its allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including the Company's allocable portion of the compensation of certain of its officers (including the Company's chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        For the years ended December 31, 2015, 2014 and 2013, the Company incurred $14,244, $13,689 and $12,317, respectively, in administrative fees. As of December 31, 2015, $3,729 of these fees were unpaid and included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

4.     INVESTMENTS

        As of December 31, 2015 and 2014, investments consisted of the following:

	As of December 31,
	2015		2014
	Amortized Cost(1)	Fair Value	Amortized Cost(1)	Fair Value
First lien senior secured loans	$2,735,232	$2,638,784	$3,728,872	$3,700,602
Second lien senior secured loans	2,944,551	2,861,294	1,938,861	1,900,464
Subordinated certificates of the SSLP(2)	1,935,401	1,884,861	2,034,498	2,065,015
Senior subordinated debt	663,003	654,066	524,157	523,288
Preferred equity securities	435,063	375,830	206,475	190,254
Other equity securities	434,396	640,526	440,092	642,762
Commercial real estate	—	135	2,140	5,994

Total	$9,147,646	$9,055,496	$8,875,095	$9,028,379

(1)
The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

(2)
The proceeds from these certificates were applied to co-investments with General Electric Capital Corporation ("GECC") and GE Global Sponsor Finance LLC (collectively, "GE") to fund first lien senior secured loans to 41 and 50 different borrowers as of December 31, 2015 and 2014, respectively.

        The industrial and geographic compositions of the Company's portfolio at fair value as of December 31, 2015 and 2014 were as follows:

	As of December 31,
	2015	2014
Industry
Investment Funds and Vehicles(1)	21.2%	23.3%
Healthcare Services	14.6	16.3
Other Services	9.0	8.8
Consumer Products	7.7	8.3
Power Generation	6.3	7.3
Manufacturing	6.0	3.3
Business Services	5.3	5.8
Financial Services	4.6	4.5
Education	4.6	5.0
Restaurants and Food Services	3.5	3.7
Oil and Gas	2.9	1.9
Containers and Packaging	2.8	2.8
Food and Beverage	2.5	—
Automotive Services	2.3	1.1
Commercial Real Estate Finance	1.1	1.2
Other	5.6	6.7

Total	100.0%	100.0%

(1)
Includes the Company's investment in the unconsolidated Delaware limited liability company, the Senior Secured Loan Fund LLC (d/b/a the "Senior Secured Loan Program") or the "SSLP", which had made first lien senior secured loans to 41 and 50 different borrowers as of December 31, 2015 and 2014, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

	As of December 31,
	2015	2014
Geographic Region
West(1)	37.9%	46.2%
Midwest	23.8	18.1
Southeast	20.3	16.6
Mid Atlantic	13.7	15.4
Northeast	2.3	2.3
International	2.0	1.4

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SSLP, which represented 20.8% and 22.9% of the total investment portfolio at fair value as of December 31, 2015 and 2014, respectively.

        As of December 31, 2015, 2.6% of total investments at amortized cost (or 1.7% of total investments at fair value) were on non-accrual status. As of December 31, 2014, 2.2% of total investments at amortized cost (or 1.7% of total investments at fair value) were on non-accrual status.

  Senior Direct Lending Program

        In December 2015, the Company established a joint venture with Varagon Capital Partners ("Varagon") to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, to U.S. middle-market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE:AIG) and other partners. The joint venture is called the Senior Direct Lending Program (the "SDLP"). It is expected that the SDLP will commit and hold individual loans of up to $300 million. The Company may co-invest directly with the SDLP to accommodate larger transactions. The Company will provide capital to the SDLP in the form of subordinated certificates (the "SDLP Certificates"), and Varagon will provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. It is expected that the Company and Varagon will own 87.5% and 12.5%, respectively, of any outstanding SDLP Certificates.

        As of December 31, 2015, the Company and Varagon had agreed to make capital available to the SDLP of $2.9 billion in the aggregate, of which no amounts were funded. The SDLP will be capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of the Company and Varagon (with approval from a representative of each required). As of December 31, 2015, the Company had agreed to make available to the SDLP (subject to the approval of the investment committee of the SDLP as described above) approximately $591 million, of which no amounts were committed or funded. The SDLP Certificates will pay a coupon of LIBOR plus a stated spread and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

        See Note 6 for more information regarding the forward sale agreement between the Company and the SDLP.

  Senior Secured Loan Program

        The Company has co-invested in first lien senior secured loans of middle market companies with GE through the "SSLP." The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The Company has provided capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates").

        In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with the Company in the SSLP, to Canada Pension Plan Investment Board ("CPPIB"). This sale excluded GE's interest in the SSLP, and GE and the Company continue to operate the SSLP. The Company and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, the Company and GE may provide capital to support the SSLP's funding of existing commitments (see below) and other amounts to its portfolio companies. On August 24, 2015, the Company was advised that GECC, as the holder of the senior notes of the SSLP (the "Senior Notes"), directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes the Company). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide the Company and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between the Company and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. The Company has been in dialogue with GE and CPPIB to determine if there is an opportunity to work together; however, to date there has been no agreement in respect of the SSLP as a result of these discussions and there can be no assurance that such discussions will continue or any such agreement will be reached. In addition to discussions with CPPIB and GECC, the Company is also exploring other options with respect to the SSLP's portfolio, although there can be no assurance that the Company will pursue any of them.

        As of December 31, 2015 and 2014, GE and the Company had funded approximately $8.5 billion and $9.9 billion in aggregate principal amount, respectively, to the SSLP. As discussed above, the Company anticipates that no new investments will be made by the SSLP and that the Company and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. As of December 31, 2015 and 2014, the SSLP had commitments to fund delayed draw loans to certain of its portfolio companies of $198.6 million and $484.3 million, respectively, which had been approved by the investment committee of the SSLP as described above.

        As of December 31, 2015 and 2014, the Company had funded approximately $2.0 billion and $2.3 billion in aggregate principal amount, respectively, to the SSLP. Additionally, as of December 31, 2015 and 2014, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitments to fund delayed draw loans to portfolio companies of up to $32.6 million and $92.5 million, respectively. As discussed above, it is not anticipated that the Company will make new investments through the SSLP.

        As of December 31, 2015 and 2014, the SSLP had total assets of $8.5 billion and $10.0 billion, respectively. As of December 31, 2015 and 2014, GE's investment in the SSLP consisted of the Senior Notes of $6.2 billion and $7.6 billion, respectively, and SSLP Certificates of $285.8 million and $290.6 million, respectively. As of December 31, 2015 and 2014, the Company and GE owned 87.5% and 12.5%, respectively, of the outstanding SSLP Certificates.

        The SSLP Certificates pay a weighted average coupon of LIBOR plus approximately 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SSLP Certificates that is greater than the stated coupon. The SSLP Certificates are junior in right of payment to the Senior Notes held by GE. The Company expects that for so long as principal proceeds from SSLP repayments are directed entirely to repay the Senior Notes as discussed above, the yield on the SSLP Certificates will decline.

        The SSLP's portfolio consisted of first lien senior secured loans to 41 and 50 different borrowers as of December 31, 2015 and 2014, respectively. As of December 31, 2015 and 2014, the portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies. As of December 31, 2015, none of these loans were on non-accrual status. As of December 31, 2014, one loan was on non-accrual status, representing 1.0% of the total loans at principal amount in the SSLP. As of December 31, 2015 and 2014, the largest loan to a single borrower in the SSLP's portfolio in aggregate principal amount was $345.9 million and $331.5 million, respectively, and the five largest loans to borrowers in the SSLP totaled $1.6 billion and $1.6 billion, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

        The amortized cost and fair value of the SSLP Certificates held by the Company were $1.9 billion and $1.9 billion, respectively, as of December 31, 2015, and $2.0 billion and $2.1 billion, respectively, as of December 31, 2014. The Company's yield on its investment in the SSLP at fair value was 12.3% and 13.5% as of December 31, 2015 and 2014, respectively. For the years ended December 31, 2015, 2014 and 2013, the Company earned interest income of $276.1 million, $275.0 million and $224.9 million, respectively, from its investment in the SSLP Certificates. The Company is also entitled to certain fees in connection with the SSLP. For the years ended December 31, 2015, 2014 and 2013, in connection with the SSLP, the Company earned capital structuring service, sourcing and other fees totaling $48.1 million, $69.7 million and $66.6 million, respectively.

        In October 2015, the SSLP distributed to the Company the SSLP's entire first lien senior secured loan investment in Instituto de Banca y Comercio, Inc. ("EduK") with an estimated fair value at the time of the distribution of $67.4 million. As a result of the distribution, the SSLP fully exited its investment in EduK. Prior to such distribution, the Company directly held a position in the same first lien senior secured loan investment. As a result of the distribution, the Company reduced the cost basis of its investment in the SSLP by $67.4 million and increased the Company's cost basis in EduK for the same amount.

  Ivy Hill Asset Management, L.P.

        Ivy Hill Asset Management, L.P. ("IHAM") is an asset management services company and an SEC-registered investment adviser. The Company has made investments in IHAM, its wholly owned portfolio company and previously made investments in certain vehicles managed by IHAM. As of December 31, 2015, IHAM had assets under management of approximately $3.2 billion. As of December 31, 2015, IHAM managed 15 vehicles and served as the sub-manager/sub-servicer for three other vehicles (these vehicles managed or sub-managed/sub-serviced by IHAM are collectively referred to as the "IHAM Vehicles"). IHAM earns fee income from managing the IHAM Vehicles and has also invested in certain of these vehicles as part of its business strategy. As of December 31, 2015 and 2014, IHAM had total investments of $233.0 million and $219.0 million, respectively. For the years ended December 31, 2015, 2014 and 2013, IHAM had management and incentive fee income of $20.0 million, $19.0 million and $21.0 million, respectively, and other investment-related income of $25.0 million, $34.0 million and $91.0 million, respectively.

        The amortized cost and fair value of the Company's investment in IHAM was $171.0 million and $235.5 million, respectively, as of December 31, 2015, and $171.0 million and $259.3 million, respectively, as of December 31, 2014. For the years ended December 31, 2015, 2014 and 2013, the Company received distributions consisting entirely of dividend income from IHAM of $50.0 million, $50.0 million and $72.4 million, respectively. The dividend income for the years ended December 31, 2015, 2014 and 2013, included additional dividends of $10.0 million, $10.0 million and $32.4 million, respectively, in addition to the quarterly dividends generally paid by IHAM.

        From time to time, IHAM or certain IHAM Vehicles may purchase investments from, or sell investments to, the Company. For any such sales or purchases by the IHAM Vehicles to or from the Company, the IHAM Vehicles must obtain approval from third parties unaffiliated with the Company or IHAM, as applicable. During the years ended December 31, 2015 and 2014, IHAM or certain of the IHAM Vehicles purchased $538.1 million and $219.6 million, respectively, of investments from the Company. A net realized gain of $0.6 million and a net realized loss of $0.1 million was recorded by the Company on these transactions for the years ended December 31, 2015 and 2014, respectively. During the years ended December 31, 2015 and 2014, the Company purchased $11.5 million and $20.2 million of investments, respectively, from certain of the IHAM Vehicles.

        IHAM is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers, employees and respective staff in performing its obligations under the IHAM administration agreement.

5.     DEBT

        In accordance with the Investment Company Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 200% after such borrowing. As of December 31, 2015 the Company's asset coverage was 222%.

        The Company's outstanding debt as of December 31, 2015 and 2014 were as follows:

	As of December 31,
	2015					2014
	Total Aggregate Principal Amount Committed/ Outstanding(1)		Principal Amount Outstanding	Carrying Value		Total Aggregate Principal Amount Committed/ Outstanding(1)	Principal Amount Outstanding	Carrying Value
Revolving Credit Facility	$1,290,000	(2)	$515,000	$515,000		$1,250,000	$170,000	$170,000
Revolving Funding Facility	540,000	(3)	250,000	250,000		540,000	324,000	324,000
SMBC Funding Facility	400,000		110,000	110,000		400,000	62,000	62,000
SBA Debentures	75,000		22,000	22,000		—	—	—
February 2016 Convertible Notes	575,000		575,000	574,202	(4)	575,000	575,000	565,001	(4)
June 2016 Convertible Notes	230,000		230,000	228,488	(4)	230,000	230,000	225,026	(4)
2017 Convertible Notes	162,500		162,500	161,195	(4)	162,500	162,500	160,180	(4)
2018 Convertible Notes	270,000		270,000	266,835	(4)	270,000	270,000	265,431	(4)
2019 Convertible Notes	300,000		300,000	297,021	(4)	300,000	300,000	296,130	(4)
2018 Notes	750,000		750,000	750,537	(5)	750,000	750,000	750,704	(5)
2020 Notes	600,000		600,000	599,097	(6)	400,000	400,000	398,430	(6)
February 2022 Notes	—		—	—	(7)	143,750	143,750	143,750	(7)
October 2022 Notes	182,500		182,500	182,500		182,500	182,500	182,500
2040 Notes	—		—	—	(7)	200,000	200,000	200,000	(7)
2047 Notes	229,557		229,557	181,604	(8)	229,557	229,557	181,330	(8)

Total	$5,604,557		$4,196,557	$4,138,479		$5,633,307	$3,999,307	$3,924,482

(1)
Subject to borrowing base, leverage and other restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,935,000.

(3)
Provides for a feature that allows the Company and Ares Capital CP, under certain circumstances, to increase the size of the Revolving Funding Facility to a maximum of $865,000.

(4)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below) less the unaccreted discount recorded upon issuance of the Convertible Unsecured Notes. As of December 31, 2015, the total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes was $798, $1,512, $1,305, $3,165 and $2,979, respectively. As of December 31, 2014, the total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes was $9,999, $4,974, $2,320, $4,569 and $3,870, respectively. See Note 17 for a subsequent event relating to the maturity and repayment of the February 2016 Convertible Notes.

(5)
Represents the aggregate principal amount outstanding of the 2018 Notes plus the net unamortized premium that was recorded upon the issuances of the 2018 Notes. As of December 31, 2015 and 2014, the total net unamortized premium for the 2018 Notes was $537 and $704, respectively.

(6)
As of December 31, 2015, represents the aggregate principal amount outstanding of the 2020 Notes less the net unaccreted discount of $903 recorded upon the issuances of the 2020 Notes. As of December 31, 2014, represents the aggregate principal amount outstanding of the 2020 Notes less the unaccreted discount of $1,570 recorded on the first issuance of the 2020 Notes.

(7)
See below for more information on the early redemption of the February 2022 Notes and the 2040 Notes.

(8)
Represents the aggregate principal amount outstanding of the 2047 Notes less the unaccreted purchased discount recorded as a part of the Allied Acquisition (as defined below). As of December 31, 2015 and 2014, the total unaccreted purchased discount for the 2047 Notes was $47,953 and $48,227, respectively.

        The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all the Company's outstanding debt as of December 31, 2015 were 4.4% and 4.5 years, respectively, and as of December 31, 2014 were 4.9% and 6.5 years, respectively.

  Revolving Credit Facility

        The Company is party to a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), which allows the Company to borrow up to $1,290,000 at any one time outstanding. The end of the revolving period and the stated maturity date for the Revolving Credit Facility are May 4, 2019 and May 4, 2020, respectively. The Revolving Credit Facility also includes a feature that allows, under certain circumstances, for an increase in the size of the facility to a maximum of $1,935,000. The Revolving Credit Facility generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans, and monthly payments of interest on other loans. From the end of the revolving period to the stated maturity date, the Company is required to repay outstanding principal amounts under the Revolving Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding principal amount at the end of the revolving period.

        Under the Revolving Credit Facility, the Company is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of the Company and its consolidated subsidiaries (subject to certain exceptions) of not less than 2.0:1.0, (f) limitations on pledging certain unencumbered assets, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and certain of its subsidiaries. These covenants are subject to important limitations and exceptions that are described in the documents governing the Revolving Credit Facility. Amounts available to borrow under the Revolving Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company's portfolio that are pledged as collateral. As of December 31, 2015, the Company was in compliance in all material respects with the terms of the Revolving Credit Facility.

        As of December 31, 2015 and 2014, there were $515,000 and $170,000 outstanding, respectively, under the Revolving Credit Facility. As of December 31, 2015, the Revolving Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $150,000. As of December 31, 2015 and 2014, the Company had $24,111 and $29,648, respectively, in letters of credit issued through the Revolving Credit Facility. The amount available for borrowing under the Revolving Credit Facility is reduced by any letters of credit issued. As of December 31, 2015, there was $750,889 available for borrowing (net of letters of credit issued) under the Revolving Credit Facility.

        Since March 26, 2015, the interest rate charged on the Revolving Credit Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility), in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of December 31, 2015, the interest rate in effect was LIBOR plus 1.75%. From May 2, 2013 to March 25, 2015, the interest rate charged on the Revolving Credit Facility was based on an applicable spread of 2.00% over LIBOR or an applicable spread of 1.00% over an "alternate base rate." Prior to and including May 1, 2013, the interest rate charged on the Revolving Credit Facility was based on LIBOR plus an applicable spread of 2.25% or a "base rate" plus an applicable spread of 1.25%. As of December 31, 2015, the one, two, three and six month LIBOR was 0.43%, 0.51%, 0.61% and 0.85%, respectively. As of December 31, 2014, the one, two, three and six month LIBOR was 0.17%, 0.21%, 0.26% and 0.36%, respectively. In addition to the stated interest expense on the Revolving Credit Facility, the Company is required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. Since March 26, 2015, the Company is also required to pay a letter of credit fee of either 2.00% or 2.25% per annum on letters of credit issued, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. From May 2, 2013 to March 25, 2015, the Company paid a letter of credit fee of 2.25% per annum on letters of credit issued. Prior to and including May 1, 2013, the letter of credit fee was 2.50%.

        The Revolving Credit Facility is secured by certain assets in the Company's portfolio and excludes investments held by Ares Capital CP under the Revolving Funding Facility, those held by ACJB under the SMBC Funding Facility and those held by Ares Venture Finance, L.P. ("AVF LP") under the SBA-guaranteed debentures (the "SBA Debentures"), each as described below, and certain other investments.

        For the years ended December 31, 2015, 2014 and 2013, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stated interest expense	$1,380	$737	$3,250
Facility fees	5,137	5,028	4,044
Amortization of debt issuance costs	2,507	2,556	2,746

Total interest and credit facility fees expense	$9,024	$8,321	$10,040

Cash paid for interest expense	$1,153	$640	$3,250
Average stated interest rate	2.03%	2.20%	2.24%
Average outstanding balance	$67,000	$33,110	$144,995

  Revolving Funding Facility

        The Company's consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), is party to a revolving funding facility (as amended, the "Revolving Funding Facility"), which allows Ares Capital CP to borrow up to $540,000 at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The end of the reinvestment period and the stated maturity date for the Revolving Funding Facility are May 14, 2017 and May 14, 2019, respectively. The Revolving Funding Facility also includes a feature that allows, under certain circumstances, for an increase in the Revolving Funding Facility to a maximum of $865,000.

        Amounts available to borrow under the Revolving Funding Facility are subject to a borrowing base that applies different advance rates to different types of assets held by Ares Capital CP. Ares Capital CP is also subject to limitations with respect to the loans securing the Revolving Funding Facility, including restrictions on sector concentrations, loan size, payment frequency and status, collateral interests, loans with fixed rates and loans with certain investment ratings, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Company and Ares Capital CP are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the agreements governing the Revolving Funding Facility. As of December 31, 2015, the Company and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

        As of December 31, 2015 and 2014, there was $250,000 and $324,000 outstanding, respectively, under the Revolving Funding Facility. Since January 25, 2013, the interest rate charged on the Revolving Funding Facility is based on an applicable spread ranging from 2.25% to 2.50% over LIBOR or ranging from 1.25% to 1.50% over a "base rate" (as defined in the agreements governing the Revolving Funding Facility) in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the Revolving Funding Facility. As of December 31, 2015, the interest rate in effect was LIBOR plus 2.25%. Prior to and including January 24, 2013, the interest rate charged on the Revolving Funding Facility was based on LIBOR plus an applicable spread of 2.50% or on a "base rate" plus an applicable spread of 1.50%. Since May 14, 2014, Ares Capital CP is required to pay a commitment fee between 0.50% and 1.50% per annum depending on the size of the unused portion of the Revolving Funding Facility. Prior to and including May 13, 2014, Ares Capital CP was required to pay a commitment fee between 0.50% and 1.75% per annum depending on the size of the unused portion of the Revolving Funding Facility.

        For the years ended December 31, 2015, 2014 and 2013, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Funding Facility were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stated interest expense	$1,601	$3,997	$5,968
Facility fees	3,661	4,271	3,702
Amortization of debt issuance costs	2,311	2,215	2,015

Total interest and credit facility fees expense	$7,573	$10,483	$11,685

Cash paid for interest expense	$2,576	$3,877	$6,475
Average stated interest rate	2.47%	2.41%	2.47%
Average outstanding balance	$63,912	$163,838	$241,247

  SMBC Funding Facility

        The Company's consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), is party to a revolving funding facility (as amended, the "SMBC Funding Facility") with ACJB, as the borrower, and Sumitomo Mitsui Banking Corporation ("SMBC"), as the administrative agent, collateral agent, and lender, which allows ACJB to borrow up to $400,000 at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. The end of the reinvestment period and the stated maturity date for the SMBC Funding Facility are September 14, 2017 and September 14, 2022, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement.

        Amounts available to borrow under the SMBC Funding Facility are subject to a borrowing base that applies an advance rate to assets held by ACJB. The Company and ACJB are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the SMBC Funding Facility. As of December 31, 2015, the Company and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

        As of December 31, 2015 and 2014, there was $110,000 and $62,000 outstanding, respectively, under the SMBC Funding Facility. Since June 30, 2015, the interest rate charged on the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. As of December 31, 2015, the interest rate in effect was LIBOR plus 1.75%. From December 20, 2013 to June 30, 2015, the interest rate charged on the SMBC Funding Facility was based on an applicable spread of 2.00% over LIBOR or 1.00% over a "base rate." Prior to and including December 19, 2013, subject to certain exceptions, the interest rate charged on the SMBC Funding Facility was based on one month LIBOR plus an applicable spread of 2.125% or a "base rate" (as defined in the agreements governing the SMBC Funding Facility) plus an applicable spread of 1.125%. As of December 31, 2015 and 2014, the interest rate in effect was based on one month LIBOR, which was 0.43% and 0.17%, respectively. Since March 15, 2014, ACJB is required to pay a commitment fee of between 0.35% and 0.875% per annum depending on the size of the unused portion of the SMBC Funding Facility. From December 20, 2013 through March 14, 2014, ACJB was required to pay a commitment fee of up to 0.75% per annum depending on the size of the unused portion of the SMBC Funding Facility. Prior to and including December 19, 2013, ACJB was required to pay a commitment fee of up to 0.50% per annum depending on the size of the unused portion of the SMBC Funding Facility.

        For the years ended December 31, 2015, 2014 and 2013, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the SMBC Funding Facility were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stated interest expense	$654	$486	$—
Facility fees	1,510	1,483	446
Amortization of debt issuance costs	1,140	1,125	1,047

Total interest and credit facility fees expense	$3,304	$3,094	$1,493

Cash paid for interest expense	$548	$421	$16
Average stated interest rate	2.09%	2.16%	—%
Average outstanding balance	$30,929	$22,208	$—

  SBA Debentures

        In April 2015, the Company's wholly owned subsidiary, AVF LP, received a license from the Small Business Administration ("SBA") to operate as a Small Business Investment Company ("SBIC") under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended. The SBA places certain limitations on the financing of investments by SBICs in portfolio companies, including regulating the types of financings, restricting investments to only include small businesses with certain characteristics or in certain industries, and requiring capitalization thresholds that may limit distributions to the Company.

        The license from the SBA allows AVF LP to obtain leverage by issuing the SBA Debentures, subject to issuance of a capital commitment by the SBA and other customary procedures. Leverage through the SBA Debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any SBIC may borrow to $150,000 and as of December 31, 2015, the amount of the SBA Debentures committed to AVF LP by the SBA was $75,000. The SBA Debentures are non-recourse to the Company, have interest payable semi-annually, have a 10-year maturity and may be prepaid at any time without penalty. As of December 31, 2015, AVF LP had $22,000 of the SBA Debentures issued and outstanding, which mature between September 2025 and March 2026. AVF LP is subject to an annual periodic examination by an SBA examiner to determine AVF LP's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of December 31, 2015, AVF LP was materially in compliance with SBA regulatory requirements.

        The interest rate for the SBA Debentures is fixed at the time the SBA Debentures and other applicable SBA-guaranteed debentures can be pooled and sold to the public and is based on a spread over U.S. treasury notes with 10-year maturities. The pooling of newly issued SBA-guaranteed debentures occurs twice per year. The spread includes an annual charge as determined by the SBA (the "Annual Charge") as well as a market-driven component. Prior to the 10-year fixed interest rate being determined, the interim interest rate charged for the SBA-guarantee debentures is based on LIBOR plus an applicable spread of 0.30% and the Annual Charge. Prior to September 23, 2015, the interim interest rate in effect for the SBA Debentures outstanding was 1.34%. As of December 31, 2015, the weighted average interest rate in effect for the SBA Debentures was 3.19%.

        For the year ended December 31, 2015, the components of interest expense, cash paid for interest expense, average stated interest rate and average outstanding balances for the SBA Debentures were as follows:

For the Year Ended December 31, 2015
Stated interest expense	$243
Facility fees	—
Amortization of debt issuance costs	$167

Total interest and credit facility fees expense	$410

Cash paid for interest expense	$58
Average stated interest rate	2.42%
Average outstanding balance	$18,201

  Convertible Unsecured Notes

        In January 2011, the Company issued $575,000 aggregate principal amount of unsecured convertible notes that mature on February 1, 2016 (the "February 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2011, the Company issued $230,000 aggregate principal amount of unsecured convertible notes that mature on June 1, 2016 (the "June 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2012, the Company issued $162,500 aggregate principal amount of unsecured convertible notes that mature on March 15, 2017 (the "2017 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In the fourth quarter of 2012, the Company issued $270,000 aggregate principal amount of unsecured convertible notes that mature on January 15, 2018 (the "2018 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In July 2013, the Company issued $300,000 aggregate principal amount of unsecured convertible notes that mature on January 15, 2019 (the "2019 Convertible Notes" and together with the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes, the "Convertible Unsecured Notes"), unless previously converted or repurchased in accordance with their terms. The Company does not have the right to redeem the Convertible Unsecured Notes prior to maturity. The February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes bear interest at a rate of 5.750%, 5.125%, 4.875%, 4.750% and 4.375%, respectively, per year, payable semi-annually.

        In certain circumstances, the Convertible Unsecured Notes will be convertible into cash, shares of the Company's common stock or a combination of cash and shares of its common stock, at the Company's election, at their respective conversion rates (listed below as of December 31, 2015) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the Convertible Unsecured Notes Indentures. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if the Company engages in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require the Company to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

        Certain key terms related to the convertible features for each of the Convertible Unsecured Notes as of December 31, 2015 are listed below.

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Conversion premium	17.5%	17.5%	17.5%	17.5%	15.0%
Closing stock price at issuance	$16.28	$16.20	$16.46	$16.91	$17.53
Closing stock price date	January 19, 2011	March 22, 2011	March 8, 2012	October 3, 2012	July 15, 2013
Conversion price(1)	$18.33	$18.24	$18.91	$19.64	$19.99
Conversion rate (shares per one thousand dollar principal amount)(1)	54.5647	54.8342	52.8915	50.9054	50.0292
Conversion dates	August 15, 2015	December 15, 2015	September 15, 2016	July 15, 2017	July 15, 2018

(1)
Represents conversion price and conversion rate, as applicable, as of December 31, 2015, taking into account certain de minimis adjustments that will be made on the conversion date.

        See Note 17 for a subsequent event relating to the maturity and repayment of the February 2016 Convertible Notes.

        As of December 31, 2015, the principal amounts of each series of the Convertible Unsecured Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company's common stock.

        The Convertible Unsecured Notes Indentures contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of the Convertible Unsecured Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the Convertible Unsecured Notes Indentures. As of December 31, 2015, the Company was in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures.

        The Convertible Unsecured Notes are accounted for in accordance with ASC 470-20. To the extent the June 2016 Convertible Unsecured Notes are converted, the Company has selected to settle with a combination of cash and shares of its common stock. Upon conversion of any of the other Convertible Unsecured Notes, the Company intends to pay the outstanding principal amount in cash and to the extent that the conversion value exceeds the principal amount, the Company has the option to pay in cash or shares of the Company's common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the Convertible Unsecured Notes Indentures. The Company has determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under GAAP. In accounting for the Convertible Unsecured Notes, the Company estimated at the time of issuance separate debt and equity components for each of the Convertible Unsecured Notes. An original issue discount equal to the equity components of the Convertible Unsecured Notes was recorded in "capital in excess of par value" in the accompanying consolidated balance sheet. Additionally, the issuance costs associated with the Convertible Unsecured Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

        The debt and equity component percentages, the issuance costs and the equity component amounts for each of the Convertible Unsecured Notes are listed below.

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Debt and equity component percentages, respectively(1)	93.0% and 7.0%	93.0% and 7.0%	97.0% and 3.0%	98.0% and 2.0%	99.8% and 0.2%
Debt issuance costs(1)	$15,778	$5,913	$4,813	$5,712	$4,475
Equity issuance costs(1)	$1,188	$445	$149	$116	$9
Equity component, net of issuance costs(2)	$39,062	$15,654	$4,724	$5,243	$582

(1)
At time of issuance.

(2)
At time of issuance and as of December 31, 2015.

        In addition to the original issue discount equal to the equity components of the Convertible Unsecured Notes, the 2018 Convertible Notes and the 2019 Convertible Notes were each issued at a discount. The Company records interest expense comprised of both stated interest expense as well as accretion of any original issue discount.

        As of December 31, 2015, the components of the carrying value of the Convertible Unsecured Notes, the stated interest rate and the effective interest rate were as follows:

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Principal amount of debt	$575,000	$230,000	$162,500	$270,000	$300,000
Original issue discount, net of accretion	(798)	(1,512)	(1,305)	(3,165)	(2,979)

Carrying value of debt	$574,202	$228,488	$161,195	$266,835	$297,021

Stated interest rate	5.750%	5.125%	4.875%	4.750%	4.375%
Effective interest rate(1)	7.4%	6.7%	5.5%	5.3%	4.7%

(1)
The effective interest rate of the debt component of the Convertible Unsecured Notes is equal to the stated interest rate plus the accretion of original issue discount.

        For the years ended December 31, 2015, 2014 and 2013, the components of interest expense and cash paid for interest expense for the Convertible Unsecured Notes were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stated interest expense	$78,722	$78,722	$71,540
Amortization of debt issuance costs	6,863	7,292	6,293
Accretion of original issue discount	15,973	14,927	13,508

Total interest expense	$101,558	$100,941	$91,341

Cash paid for interest expense	$78,722	$78,612	$62,568

  Unsecured Notes

  2018 Notes

        In November 2013, the Company issued $600,000 aggregate principal amount of unsecured notes that mature on November 30, 2018 (the "2018 Notes"). The 2018 Notes bear interest at a rate of 4.875% per year, payable semi-annually and all principal is due upon maturity. The 2018 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, as determined pursuant to the indenture governing the 2018 Notes, and any accrued and unpaid interest. The 2018 Notes were issued at a discount at the time of issuance totaling $3,312. The Company records interest expense comprised of both stated interest expense as well as any accretion of any original issue discount. Total proceeds from the issuance of the 2018 Notes, net of the original issue discount, underwriting discounts and offering costs, were $586,014. In January 2014, the Company issued an additional $150,000 aggregate principal amount of the 2018 Notes at a premium of 102.7% of their principal amount (the "Additional 2018 Notes"). The original issue premium recognized upon issuance of the Additional 2018 Notes totaled $4,050. Total proceeds from the issuance of the Additional 2018 Notes, net of underwriting discounts and offering costs, were approximately $151,900.

  2020 Notes

        In November 2014, the Company issued $400,000 aggregate principal amount of unsecured notes that mature on January 15, 2020 (the "2020 Notes"). The 2020 Notes bear interest at a rate of 3.875% per year, payable semi-annually and all principal is due upon maturity. The 2020 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2020 Notes, and any accrued and unpaid interest. The 2020 Notes were issued at a discount at the time of issuance totaling $1,600. The Company records interest expense comprised of both stated interest expense as well as any accretion of any original issue discount. Total proceeds from the issuance of the 2020 Notes, net of the original issue discount, underwriting discounts and offering costs, were $394,308.

        In January 2015, the Company issued an additional $200,000 aggregate principal amount of the 2020 Notes at a premium of 100.2% of their principal amount (the "Additional 2020 Notes"). The original issue premium recognized upon issuance of the Additional 2020 Notes totaled $370. Total proceeds from the issuance of the Additional 2020 Notes, net of underwriting discounts and offering costs, were approximately $198,359.

  February 2022 Notes

        In February 2012, the Company issued $143,750 aggregate principal amount of unsecured notes that were scheduled to mature on February 15, 2022 (the "February 2022 Notes"). The February 2022 Notes bore interest at a rate of 7.00% per year, payable quarterly. Total proceeds from the issuance of the February 2022 Notes, net of underwriting discounts and offering costs, were $138,338. In March 2015, the Company redeemed the entire aggregate principal amount outstanding of its February 2022 Notes in accordance with the terms of the indenture governing the February 2022 Notes. The February 2022 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $144,616, which resulted in a realized loss on the extinguishment of debt of $3,839.

  October 2022 Notes

        In September 2012 and October 2012, the Company issued $182,500 aggregate principal amount of unsecured notes that mature on October 1, 2022 (the "October 2022 Notes"). The October 2022 Notes bear interest at a rate of 5.875% per year, payable quarterly and all principal is due upon maturity. The October 2022 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after October 1, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest. Total proceeds from the issuance of the October 2022 Notes, net of underwriting discounts and offering costs, were $176,054.

  2040 Notes

        In October 2010, the Company issued $200,000 aggregate principal amount of unsecured notes that mature on October 15, 2040 (the "2040 Notes"). The 2040 Notes bore interest at a rate of 7.75% per year, payable quarterly. Total proceeds from the issuance of the 2040 Notes, net of underwriting discounts and offering costs, were $192,664. In October 2015, the Company redeemed the entire aggregate principal amount outstanding of the 2040 Notes in accordance with the terms of the indenture governing the 2040 Notes. The 2040 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $200,560, which resulted in a realized loss on the extinguishment of debt of $6,572.

  2047 Notes

        As part of the acquisition of Allied Capital Corporation ("Allied Capital") in April 2010 (the "Allied Acquisition"), the Company assumed $230,000 aggregate principal amount of unsecured notes due on April 15, 2047 (the "2047 Notes" and together with the 2018 Notes, the 2020 Notes and the October 2022 Notes, the "Unsecured Notes"). The 2047 Notes bear interest at a rate of 6.875%, payable quarterly and all principal is due upon maturity. The 2047 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest. As of December 31, 2015 and 2014, the outstanding principal was $229,557 and $229,557 respectively, and the carrying value was $181,604 and $181,330, respectively. The carrying value represents the outstanding principal amount of the 2047 Notes less the unaccreted purchased discount recorded as a part of the Allied Acquisition.

        For the years ended December 31, 2015, 2014 and 2013, the components of interest expense and cash paid for interest expense for the Unsecured Notes, the February 2022 Notes and the 2040 Notes were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stated interest expense	$100,619	$89,804	$55,509
Amortization of debt issuance costs	4,076	3,196	298
Accretion of purchase discount	403	180	1,129

Total interest expense	$105,098	$93,180	$56,936

Cash paid for interest expense	$97,621	$85,672	$52,097

        The Unsecured Notes contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of such notes under certain circumstances. These covenants are subject to important limitations and exceptions set forth in the indentures governing such notes. As of December 31, 2015, the Company was in compliance in all material respects with the terms of the respective indentures governing each of the Unsecured Notes.

        The Convertible Unsecured Notes and the Unsecured Notes are the Company's unsecured senior obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of its secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries, financing vehicles or similar facilities.

6.     DERIVATIVE INSTRUMENTS

        The Company enters into forward currency contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company's investments denominated in foreign currencies. Net unrealized gains or losses on foreign currency contracts are included in "net unrealized gains (losses) from foreign currency and other transactions" and net realized gains or losses on forward currency contracts are included in "net realized gains (losses) from foreign currency transactions" in the accompanying consolidated statement of operations.

        During the year ended December 31, 2015, the Company entered into an agreement with the SDLP to sell certain of the Company's investments to the SDLP at a mutually agreed upon price on a future date. The value of the agreement with the SDLP will change as the fair value of the identified loans changes. As of December 31, 2015, the unrealized gain related to this agreement was included in the "net unrealized gains (losses) from foreign currency and other transactions" in the accompanying consolidated statement of operations and in "other assets" in the accompanying consolidated balance sheet.

        Forward currency contracts and the forward sale agreement are considered undesignated derivative instruments.

        Certain information related to the Company's derivative financial instruments is presented below as of December 31, 2015 and 2014.

	As of December 31, 2015
Description	Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount Offset in the Balance Sheet	Balance Sheet Location of Net Amounts
Foreign currency forward contract	CAD45,000	1/6/2016	$1,112	$—	Other Assets
Foreign currency forward contract	€3,820	1/6/2016	143	—	Other Assets
Forward sale agreement	$316,201	—	2,602	—	Other Assets

Total			$3,857	$—

	As of December 31, 2014
Description	Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount Offset in the Balance Sheet	Balance Sheet Location of Net Amounts
Foreign currency forward contract	CAD45,000	1/8/2015	$1,537	$—	Other assets

Total			$1,537	$—

7.     COMMITMENTS AND CONTINGENCIES

        The Company has various commitments to fund investments in its portfolio as described below.

        As of December 31, 2015 and 2014, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) the Company's discretion:

	As of December 31,
	2015	2014
Total revolving and delayed draw loan commitments	$418,880	$574,772
Less: drawn commitments	(122,925)	(111,802)

Total undrawn commitments	295,955	462,970
Less: commitments substantially at discretion of the Company	(6,000)	(6,000)
Less: unavailable commitments due to borrowing base or other covenant restrictions	—	(2,700)

Total net adjusted undrawn revolving and delayed draw loan commitments	$289,955	$454,270

        Included within the total revolving and delayed draw loan commitments as of December 31, 2015 and 2014 were delayed draw loan commitments totaling $148,609 and $206,429, respectively. The Company's commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions. Generally, the most significant and uncertain term requires the borrower to satisfy a specific use of proceeds covenant. The use of proceeds covenant typically requires the borrower to use the additional loans for the specific purpose of a permitted acquisition or permitted investment, for example. In addition to the use of proceeds covenant, the borrower is generally required to satisfy additional negotiated covenants (including specified leverage levels).

        Also included within the total revolving and delayed draw loan commitments as of December 31, 2015 were commitments to issue up to $42,212 in letters of credit through a financial intermediary on behalf of certain portfolio companies. As of December 31, 2015, the Company had $13,840 in letters of credit issued and outstanding under these commitments on behalf of portfolio companies. For all these letters of credit issued and outstanding, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of these letters of credit issued and outstanding are recorded as a liability on the Company's balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $12,818 expire in 2016 and $1,022 expire in 2017.

        The Company also has commitments to co-invest in the SSLP for the Company's portion of the SSLP's commitments to fund delayed draw loans to certain portfolio companies of the SSLP. See Note 4 for more information.

        As of December 31, 2015 and 2014, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of December 31,
	2015	2014
Total private equity commitments	$107,000	$107,000
Less: funded private equity commitments	(20,896)	(20,442)

Total unfunded private equity commitments	86,104	86,558
Less: private equity commitments substantially at discretion of the Company	(84,554)	(84,633)

Total net adjusted unfunded private equity commitments	$1,550	$1,925

        In the ordinary course of business, the Company may sell certain of its investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales) the Company has, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions have given rise to liabilities in the past and may do so in the future.

  Lease Commitments

        The Company is obligated under a number of operating leases and subleases for office spaces with terms ranging from less than one year to more than 15 years. Total rent expense incurred by the Company for the years ended December 31, 2015, 2014 and 2013 was $4,171, $3,366 and $3,687, respectively.

        The following table shows future minimum payments under the Company's operating leases and subleases where it is a sublessee as of December 31, 2015:

For the Years Ended December 31,	Amount
2016	$9,192
2017	9,352
2018	9,098
2019	9,070
2020	8,889
Thereafter	48,481

Total	$94,082

        For certain of its operating leases, the Company has entered into subleases including ones with Ares Management and IHAM, a wholly owned portfolio company of the Company. See Note 13 for further description of these subleases.

        The following table shows future expected rental payments to be received under the Company's subleases where the Company is the sublessor as of December 31, 2015. The current allocations reflected below are as of December 31, 2015. The allocations in connection with the Company's subleases are subject to change and future review. Further, such allocations are subject to change depending on the composition of, and functions performed by, the staff in each office.

For the Years Ended December 31,	Amount
2016	$5,815
2017	5,912
2018	5,815
2019	5,739
2020	5,772
Thereafter	32,548

Total	$61,601

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Company follows ASC 825-10, which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the lines titled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and other liabilities," "base management fees payable," "income based fees payable," "capital gains incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

        The Company also follows ASC 820-10, which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        In addition to using the above inputs in investment valuations, the Company continues to employ the net asset valuation policy approved by the Company's board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with the Company's valuation policy, it evaluates the source of inputs, including any markets in which the Company's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Company's valuation policy considers the fact that because there is not a readily available market value for most of the investments in the Company's portfolio, the fair value of the investments must typically be determined using unobservable inputs.

        The Company's portfolio investments (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Company may also employ other valuation multiples to determine EV, such as revenues or, in the case of certain portfolio companies in the power generation industry, kilowatt capacity. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Company has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Company does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Company considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Company are substantially illiquid with no active transaction market, the Company depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

        For other portfolio investments such as investments in collateralized loan obligations and the SSLP Certificates, discounted cash flow analysis is the primary technique utilized to determine fair value. Expected future cash flows associated with the investment are discounted to determine a present value using a discount rate that reflects estimated market return requirements.

        The following tables summarize the significant unobservable inputs the Company used to value the majority of its investments categorized within Level 3 as of December 31, 2015 and 2014. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company's determination of fair values.

	As of December 31, 2015
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Techniques	Input	Estimated Range	Weighted Average
First lien senior secured loans	$2,638,784	Yield analysis	Market yield	4.0% - 16.5%	9.2%
Second lien senior secured loans	2,861,294	Yield analysis	Market yield	8.5% - 19.5%	10.6%
Subordinated certificates of the SSLP	1,884,861	Discounted cash flow analysis	Discount rate	10.5% - 11.5%	11.0%
Senior subordinated debt	654,066	Yield analysis	Market yield	8.3% - 15.8%	12.2%
Preferred equity securities	375,830	EV market multiple analysis	EBITDA multiple	4.0x - 14.8x	7.2	x
Other equity securities and other	637,289	EV market multiple analysis	EBITDA multiple	4.0x - 14.8x	10.2	x

Total Investments	$9,052,124

Derivatives	$2,602	Yield analysis	Market yield	7.0% - 7.6%	7.4%

Total Other Assets	$2,602

	As of December 31, 2014
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Techniques	Input	Estimated Range	Weighted Average
First lien senior secured loans	$3,700,602	Yield analysis	Market yield	4.0% - 20.0%	8.5%
Second lien senior secured loans	1,900,464	Yield analysis	Market yield	6.6% - 13.5%	9.5%
Subordinated certificates of the SSLP	2,065,015	Discounted cash flow analysis	Discount rate	10.0% - 13.0%	11.8%
Senior subordinated debt	523,288	Yield analysis	Market yield	8.3% - 14.0%	11.2%
Preferred equity securities	190,254	EV market multiple analysis	EBITDA multiple	4.5x - 15.2x	9.7	x
Other equity securities and other	644,157	EV market multiple analysis	EBITDA multiple	4.5x - 14.5x	9.5	x

Total	$9,023,780

        Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Company's investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Company's investments.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of December 31, 2015:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$257,056	$257,056	$—	$—
Investments	$9,055,496	$3,372	$—	$9,052,124
Derivatives	$3,857	$—	$1,255	$2,602

        The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of December 31, 2014:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$194,555	$194,555	$—	$—
Investments	$9,028,379	$4,599	$—	$9,023,780
Derivatives	$1,537	$—	$1,537	$—

        The following table presents changes in investments that use Level 3 inputs as of and for the year ended December 31, 2015:

As of and For the Year Ended December 31, 2015
Balance as of December 31, 2014	$9,023,780
Net realized gains	114,113
Net unrealized losses	(241,291)
Purchases	3,881,395
Sales	(1,772,435)
Redemptions	(1,968,512)
Payment-in-kind interest and dividends	23,710
Net accretion of discount on securities	4,362
Net transfers in and/or out of Level 3	(12,998)

Balance as of December 31, 2015	$9,052,124

        As of December 31, 2015, the net unrealized depreciation on the investments that use Level 3 inputs was $98,600. For the year ended December 31, 2015, the net transfers out of Level 3 were due to privately held equity investments converting to publicly traded stock.

        The following table presents changes in derivatives that use Level 3 inputs as of and for the year ended December 31, 2015:

As of and For the Year Ended December 31, 2015
Balance as of December 31, 2014	$—
Net unrealized gains	2,602

Balance as of December 31, 2015	$2,602

        As of December 31, 2015, the net unrealized appreciation on the derivatives that use Level 3 inputs was $2,602.

        For the year ended December 31, 2015, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of December 31, 2015, and reported within the net unrealized gains (losses) from investments, foreign currency and other transactions in the Company's consolidated statement of operations was $(201,234).

        The following table presents changes in investments that use Level 3 inputs as of and for the year ended December 31, 2014:

As of and For the Year Ended December 31, 2014
Balance as of December 31, 2013	$7,632,897
Net realized gains	90,578
Net unrealized gains	56,379
Purchases	4,536,868
Sales	(1,035,697)
Redemptions	(2,267,822)
Payment-in-kind interest and dividends	11,916
Net accretion of discount on securities	3,153
Net transfers in and/or out of Level 3	(4,492)

Balance as of December 31, 2014	$9,023,780

        As of December 31, 2014, the net unrealized appreciation on the investments that use Level 3 inputs was $150,237. For the year ended December 31, 2014, the net transfers out of Level 3 were due to privately held equity investments converting to publicly traded stock.

        For the year ended December 31, 2014, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of December 31, 2014, and reported within the net unrealized gains (losses) from investments in the Company's consolidated statement of operations was $63,638.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

        Following are the carrying and fair values of the Company's debt obligations as of December 31, 2015 and 2014. Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company's marketplace credit ratings, or market quotes, if available.

	As of December 31,
	2015			2014
	Carrying value(1)		Fair value	Carrying value(1)		Fair value
Revolving Credit Facility	$515,000		$515,000	$170,000		$170,000
Revolving Funding Facility	250,000		250,000	324,000		324,000
SMBC Funding Facility	110,000		110,000	62,000		62,000
SBA Debentures	22,000		22,000	—		—
February 2016 Convertible Notes (principal amount outstanding of $575,000)	574,202	(2)	575,058	565,001	(2)	592,940
June 2016 Convertible Notes (principal amount outstanding of $230,000)	228,488	(2)	230,058	225,026	(2)	237,010
2017 Convertible Notes (principal amount outstanding of $162,500)	161,195	(2)	164,206	160,180	(2)	168,521
2018 Convertible Notes (principal amount outstanding of $270,000)	266,835	(2)	270,877	265,431	(2)	279,169
2019 Convertible Notes (principal amount outstanding of $300,000)	297,021	(2)	299,061	296,130	(2)	302,532
2018 Notes (principal amount outstanding of $750,000)	750,537	(3)	777,405	750,704	(3)	788,288
2020 Notes (principal amount outstanding of $600,000 and $400,000, respectively)	599,097	(4)	607,128	398,430	(4)	399,740
February 2022 Notes (principal amount outstanding of $0 and $143,750, respectively)	—	(5)	—	143,750	(5)	144,764
October 2022 Notes (principal amount outstanding of $182,500)	182,500		182,009	182,500		183,835
2040 Notes (principal amount outstanding of $0 and $200,000, respectively)	—	(5)	—	200,000	(5)	203,208
2047 Notes (principal amount outstanding of $229,557)	181,604	(6)	230,228	181,330	(6)	226,592

	$4,138,479	(7)	$4,233,030	$3,924,482	(7)	$4,082,599

(1)
Except for the Convertible Unsecured Notes, the 2018 Notes, the 2020 Notes and the 2047 Notes, all carrying values are the same as the principal amounts outstanding.

(2)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes less the unaccreted discount recorded upon issuance of each respective series of the Convertible Unsecured Notes. See Note 17 for a subsequent event relating to the maturity and repayment of the February 2016 Convertible Notes.

(3)
Represents the aggregate principal amount outstanding of the 2018 Notes plus the net unamortized premium that was recorded upon the issuances of the 2018 Notes.

(4)
As of December 31, 2015, represents the aggregate principal amount outstanding of the 2020 Notes less the net unaccreted discount recognized on the issuances of the 2020 Notes. As of December 31, 2014, represents the aggregate principal amount outstanding of the 2020 Notes less the unaccreted discount recognized on the first issuance of the 2020 Notes.

(5)
See Note 5 for more information on the early redemption of the February 2022 Notes and the 2040 Notes.

(6)
Represents the aggregate principal amount outstanding of the 2047 Notes less the unaccreted purchased discount.

(7)
Total principal amount of debt outstanding totaled $4,196,557 and $3,999,307 as of December 31, 2015 and December 31, 2014, respectively.

        The following table presents fair value measurements of the Company's debt obligations as of December 31, 2015 and 2014:

	As of December 31,
Fair Value Measurements Using	2015	2014
Level 1	$412,237	$758,399
Level 2	3,820,793	3,324,200

Total	$4,233,030	$4,082,599

9.     STOCKHOLDERS' EQUITY

        There were no sales of the Company's equity securities for the year ended December 31, 2015. The following table summarizes the total shares issued and proceeds received in public offerings of the Company's common stock net of underwriting discounts and offering costs for the years ended December 31, 2014 and 2013:

	Shares issued	Offering price per share(1)	Proceeds net of underwriting discounts and offering costs
2014
July 2014 public offering	15,525	$16.63	$257,667

Total for the year ended December 31, 2014	15,525		$257,667
2013
December 2013 public offering	16,445	$17.47	$285,993
October 2013 public offering	12,650	$16.98	214,339
April 2013 public offering	19,148	$17.43	333,144

Total for the year ended December 31, 2013	48,243		$833,476

(1)
The shares were sold to the underwriters for a price equal to the offering price per share, which the underwriters were then permitted to sell at variable prices to the public.

        The Company used the net proceeds from the above public equity offerings to repay outstanding indebtedness and for general corporate purposes, which included funding investments in accordance with its investment objective. See Note 12 for information regarding shares of common stock issued in accordance with the Company's dividend reinvestment plan.

  Stock Repurchase Program

        In September 2015, the Company's board of directors approved a stock repurchase program authorizing the Company to repurchase up to $100 million in the aggregate of its outstanding common stock in the open market at certain thresholds below its net asset value per share, in accordance with the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The timing, manner, price and amount of any share repurchases will be determined by the Company, in its discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. The Company expects that the program will be in effect until September 30, 2016, or until the approved dollar amount has been used to repurchase shares. The program does not require the Company to repurchase any specific number of shares and it cannot assure stockholders that any shares will be repurchased under the program. The program may be suspended, extended, modified or discontinued at any time. During the quarter ended December 31, 2015, the Company repurchased a total of 122 shares of the Company's common stock in the open market for $1,685. The shares were repurchased at an average price of $13.86 per share, including commissions paid.

10.   EARNINGS PER SHARE

        The following information sets forth the computations of basic and diluted net increase in stockholders' equity resulting from operations per share for the years ended December 31, 2015, 2014 and 2013:

	For the Years Ended December 31,
	2015	2014	2013
Net increase in stockholders' equity resulting from operations available to common stockholders	$378,670	$590,949	$488,521
Weighted average shares of common stock outstanding—basic and diluted	314,375	305,287	266,939
Basic and diluted net increase in stockholders' equity resulting from operations per share	$1.20	$1.94	$1.83

        For the purpose of calculating diluted net increase in stockholders' equity resulting from operations per share, the average closing price of the Company's common stock for the year ended December 31, 2015 was less than the conversion price for each of the Convertible Unsecured Notes outstanding as of December 31, 2015. For the year ended December 31, 2014, the average closing price of the Company's common stock for such period was less than the conversion price for each of the Convertible Unsecured Notes outstanding as of December 31, 2014. For the year ended December 31, 2013 and the date of issuance of the 2019 Convertible Notes through December 31, 2013, the average closing price of the Company's common stock for such period was each less than the conversion price for each of the Convertible Unsecured Notes outstanding as of December 31, 2013. Therefore, for all periods presented in the financial statements, the underlying shares for the intrinsic value of the embedded options in the Convertible Unsecured Notes have no impact on the computation of diluted net increase in stockholders' equity resulting from operations per share.

11.   INCOME AND EXCISE TAXES

        For income tax purposes, dividends paid and distributions made to the Company's stockholders are reported by the Company to the stockholders as ordinary income, capital gains, or a combination thereof. Dividends paid per common share for the years ended December 31, 2015, 2014 and 2013 were taxable as follows (unaudited):

	For the Years Ended December 31,
	2015	2014	2013
Ordinary income(1)	$1.56	$1.57	$1.57
Capital gains	0.01	—	—

Total(2)	$1.57	$1.57	$1.57

(1)
For the years ended December 31, 2015, 2014 and 2013, ordinary income included dividend income of approximately $0.0730, $0.1055 and $0.1082, per share, respectively, that qualified to be taxed at the maximum capital gains rate. For certain eligible corporate shareholders, these dividends were eligible for the dividends received deduction.

(2)
For the years ended December 31, 2015, 2014 and 2013, dividends paid were comprised of interest-sourced dividends in amounts equal to 91.1%, 90.1% and 88.2% of total dividends paid, respectively.

        The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the years ended December 31, 2015, 2014 and 2013:

	For the Years Ended December 31,
	2015	2014	2013
	(Estimated)(1)
Net increase in stockholders' equity resulting from operations	$378,670	$590,949	$488,521
Adjustments:
Net unrealized losses (gains) on investments, foreign currency and other transactions	246,210	(59,364)	5,610
Income not currently taxable	(51,475)	(60,992)	(78,309)
Income (loss) for tax but not book	(32,539)	10,478	43,264
Expenses not currently deductible	11,387	43,663	24,876
Expenses for tax but not book	(4,628)	(4,655)	(7,906)
Realized gain/loss differences	33,454	(100,933)	(65,244)

Taxable income	$581,079	$419,146	$410,812

(1)
The calculation of estimated 2015 taxable income includes a number of estimated inputs, including information received from third parties and, as a result, actual 2015 taxable income will not be finally determined until the Company's 2015 tax return is filed in 2016 (and, therefore, such estimate is subject to change).

        Taxable income generally differs from net increase in stockholders' equity resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. In addition, on April 1, 2010, the Company acquired Allied Capital in a tax-free merger, which has caused certain merger-related items to vary in their deductibility for GAAP and tax purposes.

        Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. As of December 31, 2015, the Company estimates that it will have a capital loss carryforward of approximately $77 million available for use in later tax years. Because of the loss limitation rules of the Code, some of the tax basis capital losses may be limited in their use. The unused balance will be carried forward and utilized as gains are realized, subject to such limitations. In addition to the capital loss carryforwards, the Company realized tax basis net losses totaling approximately $0.3 billion from the Allied Capital portfolio since the Allied Acquisition through December 31, 2015, that have not yet been deducted for tax purposes as their deductibility in years since the Allied Acquisition was limited by the Code. While the Company's ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, substantially all of the Company's capital loss carryforwards and the net realized losses from the Allied Capital portfolio may become permanently unavailable due to limitations by the Code.

        For 2015, the Company had estimated taxable income in excess of the distributions made from such taxable income during the year, and therefore, the Company has elected to carry forward the excess for distribution to shareholders in 2016. The amount carried forward to 2016 is estimated to be approximately $257 million, although this amount will not be finalized until the 2015 tax returns are filed in 2016. For 2014 and 2013, the Company had taxable income in excess of the distributions made from such taxable income during the year, and therefore, the Company elected to carry forward the excess for distribution to shareholders in 2015 and 2014, respectively. The amount carried forward to 2015 and 2014 was approximately $171 million and $232 million, respectively. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the Company accrues excise tax on estimated excess taxable income. For the years ended December 31, 2015, 2014 and 2013, a net expense of $8,961, $5,486 and $10,277, respectively, was recorded for U.S. federal excise tax.

        As of December 31, 2015, the estimated cost basis of investments for tax purposes was $10.0 billion resulting in estimated gross unrealized gains and losses of $0.05 billion and $1.0 billion, respectively. As of December 31, 2014, the cost basis of investments for tax purposes was $9.6 billion resulting in estimated gross unrealized gains and losses of $0.3 billion and $0.9 billion, respectively. As of December 31, 2015 and 2014, the cost of investments for tax purposes was greater than the amortized cost of investments for book purposes of $9.1 billion and $8.9 billion, respectively, primarily as a result of the Allied Acquisition. The Allied Acquisition qualified as a tax free merger, which resulted in the acquired assets retaining Allied Capital's cost basis at the merger date.

        In general, the Company may make certain adjustments to the classification of stockholders' equity as a result of permanent book-to-tax differences, which may include merger-related items, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes, among other items. During the year ended December 31, 2015, the Company decreased accumulated overdistributed net investment income by $17,752, increased accumulated net realized loss on investments by $3,465 and decreased capital in excess of par value by $14,287. During the year ended December 31, 2014, the Company decreased accumulated overdistributed net investment income by $18,329, increased accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets by $95,411 and increased capital in excess of par value by $77,082. During the year ended December 31, 2013, the Company decreased accumulated overdistributed net investment income by $14,106, increased accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets by $26,151 and increased capital in excess of par value by $12,045.

        Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state income taxes. For the years ended December 31, 2015, 2014 and 2013, the Company recorded a tax expense of approximately $8,791, $12,843 and $3,828, respectively, for these subsidiaries.

12.   DIVIDENDS AND DISTRIBUTIONS

        The following table summarizes the Company's dividends declared and payable during the years ended December 31, 2015, 2014 and 2013:

Date declared	Record date	Payment date	Per share amount		Total amount
November 4, 2015	December 15, 2015	December 31, 2015	$0.38		$119,498
August 4, 2015	September 15, 2015	September 30, 2015	0.38		119,498
May 4, 2015	June 15, 2015	June 30, 2015	0.38		119,498
February 26, 2015	March 13, 2015	March 31, 2015	0.38		119,361
February 26, 2015	March 13, 2015	March 31, 2015	0.05	(1)	15,705

Total declared for 2015			$1.57		$493,560

November 4, 2014	December 15, 2014	December 31, 2014	$0.38		119,361
August 5, 2014	September 15, 2014	September 30, 2014	0.38		119,361
May 6, 2014	June 16, 2014	June 30, 2014	0.38		113,343
February 26, 2014	March 14, 2014	March 31, 2014	0.38		113,228
November 5, 2013	March 14, 2014	March 28, 2014	0.05	(1)	14,899

Total declared for 2014			$1.57		$480,192

November 5, 2013	December 16, 2013	December 31, 2013	0.38		112,307
November 5, 2013	December 16, 2013	December 31, 2013	0.05	(1)	14,777
August 6, 2013	September 16, 2013	September 30, 2013	0.38		101,959
May 7, 2013	June 14, 2013	June 28, 2013	0.38		101,856
February 27, 2013	March 15, 2013	March 29, 2013	0.38		94,488

Total declared for 2013			$1.57		$425,387

(1)
Represents an additional dividend.

        The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. When the Company issues new shares in connection with the dividend reinvestment plan, the issue price is equal to the closing price of its common stock on the dividend payment date. Dividend reinvestment plan activity for the years ended December 31, 2015, 2014 and 2013, was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Shares issued	361	612	1,076
Average issue price per share	$17.17	$17.74	$17.58
Shares purchased by plan agent to satisfy dividends declared and payable during the period for stockholders	667	696	—
Average purchase price per share	$15.70	$15.93	$—

13.   RELATED PARTY TRANSACTIONS

        In accordance with the investment advisory and management agreement, the Company bears all costs and expenses of the operation of the Company and reimburses its investment adviser or its affiliates for certain of such costs and expenses incurred in the operation of the Company. For the years ended December 31, 2015, 2014 and 2013, the Company's investment adviser or its affiliates incurred such expenses totaling $6,537, $6,197 and $5,250, respectively.

        The Company is party to office leases pursuant to which it is leasing office facilities from third parties. For certain of these office leases, the Company has also entered into separate subleases with Ares Management LLC, the sole member of Ares Capital Management, and IHAM, pursuant to which Ares Management LLC and IHAM sublease a portion of these leases. For the years ended December 31, 2015, 2014 and 2013, amounts payable to the Company under these subleases totaled $4,714, $4,073 and $2,183, respectively.

        Ares Management LLC has also entered into separate subleases with the Company, pursuant to which the Company subleases certain office spaces from Ares Management LLC. For the years ended December 31, 2015, 2014 and 2013, amounts payable to Ares Management LLC under these subleases totaled $729, $569 and $185, respectively.

        The Company has also entered into agreements with Ares Management LLC and IHAM, pursuant to which Ares Management LLC and IHAM are entitled to use the Company's proprietary portfolio management software. For the year ended December 31, 2015, amounts payable to the Company under these agreements totaled $100. For the years ended December 31, 2014 and 2013, there were no amounts payable to the Company as there were no such agreements in place during those periods.

        The Company also subleased certain office space from Ares Commercial Real Estate Management LLC ("ACREM"), a wholly owned subsidiary of Ares Management LLC and manager of Ares Commercial Real Estate Corporation. The Company's office sublease with ACREM was terminated on June 30, 2013. For the year ended December 31, 2013, amounts payable under this sublease by the Company to ACREM totaled $26.

        See Note 3, Note 4 and Note 6 for descriptions of other related party transactions.

14.   FINANCIAL HIGHLIGHTS

        The following is a schedule of financial highlights as of and for the years ended December 31, 2015, 2014 and 2013:

	As of and For the Years Ended December 31,
Per Share Data:	2015	2014	2013
Net asset value, beginning of period(1)	$16.82	$16.46	$16.04
Issuances of common stock	0.01	—	0.16
Repurchases of common stock	(0.01)	—	—
Net investment income for period(2)	1.62	1.43	1.61
Net realized and unrealized gains (losses) for period(2)	(0.41)	0.50	0.22

Net increase in stockholders' equity	1.21	1.93	1.99
Total distributions to stockholders(3)	(1.57)	(1.57)	(1.57)

Net asset value at end of period(1)	$16.46	$16.82	$16.46

Per share market value at end of period	$14.25	$15.61	$17.77
Total return based on market value(4)	1.35%	(3.32)%	10.51%
Total return based on net asset value(5)	7.16%	11.79%	11.41%
Shares outstanding at end of period	314,347	314,108	297,971
Ratio/Supplemental Data:
Net assets at end of period	$5,173,332	$5,283,715	$4,904,444
Ratio of operating expenses to average net assets(6)(7)	9.51%	10.46%	10.03%
Ratio of net investment income to average net assets(6)(8)	9.75%	8.71%	9.86%
Portfolio turnover rate(6)	42%	39%	27%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheet.

(2)
Weighted average basic per share data.

(3)
Includes an additional dividend of $0.05 per share for all periods presented.

(4)
For the year ended December 31, 2015, the total return based on market value equaled the decrease of the ending market value at December 31, 2015 of $14.25 per share from the ending market value at December 31, 2014 of $15.61 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2015, divided by the market value at December 31, 2014. For the year ended December 31, 2014, the total return based on market value equaled the decrease of the ending market value at December 31, 2014 of $15.61 per share from the ending market value at December 31, 2013 of $17.77 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2014, divided by the market value at December 31, 2013. For the year ended December 31, 2013, the total return based on market value equaled the increase of the ending market value at December 31, 2013 of $17.77 per share from the ending market value at December 31, 2012 of $17.50 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2013, divided by the market value at December 31, 2012. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
For the year ended December 31, 2015, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2015, divided by the beginning net asset value for the period. For the year ended December 31, 2014, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2014, divided by the beginning net asset value for the period. For the year ended December 31, 2013, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2013, divided by the beginning net asset value for the period. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan, the issuance of common stock in connection with any equity offerings and the equity components of any convertible notes issued during the period. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(6)
The ratios reflect an annualized amount.

(7)
For the year ended December 31, 2015, the ratio of operating expenses to average net assets consisted of 2.55% of base management fees, 2.31% of income based fees and capital gains incentive fees, 4.32% of the cost of borrowing and 0.33% of other operating expenses. For the year ended December 31, 2014, the ratio of operating expenses to average net assets consisted of 2.51% of base management fees, 2.90% of income based fees and capital gains incentive fees, 4.24% of the cost of borrowing and 0.81% of other operating expenses. For the year ended December 31, 2013, the ratio of operating expenses to average net assets consisted of 2.40% of base management fees, 2.80% of income based fees and capital gains incentive fees, 3.94% of the cost of borrowing and 0.89% of other operating expenses. These ratios reflect annualized amounts.

(8)
The ratio of net investment income to average net assets excludes income taxes related to realized gains and losses.

15.   SELECTED QUARTERLY DATA (Unaudited)

	2015
	Q4	Q3	Q2	Q1
Total investment income	$261,676	$260,948	$249,479	$253,247
Net investment income before net realized and unrealized gains (losses) and income based fees and capital gains incentive fees	$150,782	$159,691	$145,134	$146,822
Income based fees and capital gains incentive fees	$3,679	$29,214	$36,631	$25,145
Net investment income before net realized and unrealized gains (losses)	$147,103	$130,477	$108,503	$121,677
Net realized and unrealized gains (losses)	$(132,390)	$(13,618)	$38,019	$(21,101)
Net increase in stockholders' equity resulting from operations	$14,713	$116,859	$146,522	$100,576
Basic and diluted earnings per common share	$0.05	$0.37	$0.47	$0.32
Net asset value per share as of the end of the quarter	$16.46	$16.79	$16.80	$16.71

	2014
	Q4	Q3	Q2	Q1
Total investment income	$270,917	$253,396	$224,927	$239,719
Net investment income before net realized and unrealized gains and income based fees and capital gains incentive fees	$166,532	$149,722	$127,699	$141,589
Income based fees and capital gains incentive fees	$38,347	$44,432	$35,708	$29,253
Net investment income before net realized and unrealized gains	$128,185	$105,290	$91,991	$112,336
Net realized and unrealized gains	$25,202	$72,449	$50,840	$4,656
Net increase in stockholders' equity resulting from operations	$153,387	$177,739	$142,831	$116,992
Basic and diluted earnings per common share	$0.49	$0.57	$0.48	$0.39
Net asset value per share as of the end of the quarter	$16.82	$16.71	$16.52	$16.42

	2013
	Q4	Q3	Q2	Q1
Total investment income	$233,742	$246,801	$206,123	$195,055
Net investment income before net realized and unrealized gains (losses) and income based fees and capital gains incentive fees	$145,003	$161,421	$126,951	$119,182
Income based fees and capital gains incentive fees	$33,493	$35,199	$33,374	$20,085
Net investment income before net realized and unrealized gains (losses)	$111,510	$126,222	$93,577	$99,097
Net realized and unrealized gains (losses)	$22,374	$14,575	$39,921	$(18,755)
Net increase in stockholders' equity resulting from operations	$133,884	$140,797	$133,498	$80,342
Basic and diluted earnings per common share	$0.47	$0.52	$0.50	$0.32
Net asset value per share as of the end of the quarter	$16.46	$16.35	$16.21	$15.98

16.   LITIGATION

        The Company is party to certain lawsuits in the normal course of business. In addition, Allied Capital was involved in various legal proceedings that the Company assumed in connection with the

Allied Acquisition. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these legal proceedings will materially affect its business, financial condition or results of operations.

        On May 20, 2013, the Company was named as one of several defendants in an action (the "Action") filed in the United States District Court for the Eastern District of Pennsylvania (the "Pennsylvania Court") by the bankruptcy trustee of DSI Renal Holdings LLC and two related companies. On March 17, 2014, the Action was transferred to the United States District Court for the District of Delaware (the "Delaware Court") pursuant to a motion filed by the defendants and granted by the Pennsylvania Court. On May 6, 2014, the Delaware Court referred the Action to the United States Bankruptcy Court for the District of Delaware. The complaint in the Action alleges, among other things, that each of the named defendants participated in a purported "fraudulent transfer" involving the restructuring of a subsidiary of DSI Renal Holdings LLC. Among other things, the complaint seeks, jointly and severally from all defendants, (1) damages of approximately $425 million, of which the complaint states the Company's individual share is approximately $117 million, and (2) punitive damages. The Company is currently unable to assess with any certainty whether it may have any exposure in the Action. The Company believes the plaintiff's claims are without merit and intends to vigorously defend itself in the Action.

17.   SUBSEQUENT EVENTS

        The Company's management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2015, except as disclosed below.

        In February 2016, the Company repaid in full the $575.0 million aggregate principal amount outstanding of the February 2016 Convertible Notes upon their maturity. The Company used amounts available under its revolving credit facilities to repay the outstanding indebtedness of the February 2016 Convertible Notes.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands, except per share data)

	As of
	March 31, 2016	December 31, 2015
	(unaudited)
ASSETS
Investments at fair value
Non-controlled/non-affiliate company investments	$6,446,503	$6,481,333
Non-controlled affiliate company investments	200,925	195,074
Controlled affiliate company investments	2,424,673	2,379,089

Total investments at fair value (amortized cost of $9,170,309 and $9,147,646, respectively)	9,072,101	9,055,496
Cash and cash equivalents	77,169	257,056
Interest receivable	144,072	137,968
Receivable for open trades	17,948	—
Other assets	54,246	56,292

Total assets	$9,365,536	$9,506,812

LIABILITIES
Debt	$3,984,812	$4,113,935
Base management fees payable	34,759	34,125
Income based fees payable	29,122	31,234
Capital gains incentive fees payable	46,027	42,265
Accounts payable and other liabilities	55,139	60,587
Interest and facility fees payable	35,733	51,007
Payable for open trades	—	327

Total liabilities	4,185,592	4,333,480
Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $0.001 per share, 500,000 common shares authorized; 313,954 and 314,347 common shares issued and outstanding, respectively	314	314
Capital in excess of par value	5,312,800	5,318,277
Accumulated overdistributed net investment income	(7,616)	(894)
Accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets	(25,665)	(53,013)
Net unrealized losses on investments, foreign currency and other transactions	(99,889)	(91,352)

Total stockholders' equity	5,179,944	5,173,332

Total liabilities and stockholders' equity	$9,365,536	$9,506,812

NET ASSETS PER SHARE	$16.50	$16.46

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	For the Three Months Ended March 31,
	2016	2015
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest income from investments	$140,429	$124,827
Capital structuring service fees	15,040	12,765
Dividend income	6,515	3,831
Other income	3,343	2,494

Total investment income from non-controlled/non-affiliate company investments	165,327	143,917
From non-controlled affiliate company investments:
Interest income from investments	3,647	2,595
Dividend income	29	625
Other income	185	62

Total investment income from non-controlled affiliate company investments	3,861	3,282
From controlled affiliate company investments:
Interest income from investments	63,046	71,234
Capital structuring service fees	620	7,416
Dividend income	10,000	20,099
Management and other fees	5,022	6,038
Other income	174	1,261

Total investment income from controlled affiliate company investments	78,862	106,048

Total investment income	248,050	253,247

EXPENSES:
Interest and credit facility fees	50,243	58,575
Base management fees	34,759	33,916
Income based fees	29,122	29,365
Capital gain incentive fees	3,762	(4,220)
Administrative fees	3,423	3,456
Other general and administrative	8,815	6,953

Total expenses	130,124	128,045

NET INVESTMENT INCOME BEFORE INCOME TAXES	117,926	125,202
Income tax expense, including excise tax	5,196	3,525

NET INVESTMENT INCOME	112,730	121,677
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FOREIGN CURRENCY AND OTHER TRANSACTIONS:
Net realized gains:
Non-controlled/non-affiliate company investments	18,771	26,894
Non-controlled affiliate company investments	443	333
Controlled affiliate company investments	6,330	—
Foreign currency transactions	1,804	4,527

Net realized gains	27,348	31,754
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	(20,803)	(34,411)
Non-controlled affiliate company investments	9,699	5,584
Controlled affiliate company investments	5,714	(18,863)
Foreign currency and other transactions	(3,147)	(1,326)

Net unrealized losses	(8,537)	(49,016)

Net realized and unrealized gains (losses) from investments, foreign currency and other transactions	18,811	(17,262)
REALIZED LOSSES ON EXTINGUISHMENT OF DEBT	—	(3,839)

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$131,541	$100,576

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 10)	$0.42	$0.32

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING (see Note 10)	314,293	314,108

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2016
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
Covestia Capital Partners, LP(10)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	$487	$1,863	(2)

HCI Equity, LLC(8)(9)(10)	Investment company	Member interest (100.00% interest)		4/1/2010	—	127

Imperial Capital Private Opportunities, LP(10)(26)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	4,054	15,343	(2)

Partnership Capital Growth Fund I, L.P.(10)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	—	692	(2)

Partnership Capital Growth Investors III, L.P.(10)(26)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2,451	3,289	(2)

PCG-Ares Sidecar Investment II, L.P.(10)(26)	Investment partnership	Limited partnership interest (100.00% interest)		10/31/2014	6,548	8,316	(2)

PCG-Ares Sidecar Investment, L.P.(10)(26)	Investment partnership	Limited partnership interest (100.00% interest)		5/22/2014	2,178	215	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(10)(26)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	1,626	1,639

Senior Secured Loan Fund LLC(8)(11)(27)	Co-investment vehicle	Subordinated certificates ($2,003,959 par due 12/2024)	8.63% (Libor + 8.00%/M)(22)	10/30/2009	1,938,446	1,889,734
		Member interest (87.50% interest)		10/30/2009	—	—

					1,938,446	1,889,734

VSC Investors LLC(10)	Investment company	Membership interest (1.95% interest)		1/24/2008	299	1,158	(2)

					1,956,089	1,922,376		37.11%

Healthcare Services
Absolute Dental Management LLC and ADM Equity, LLC	Dental services provider	First lien senior secured loan ($18,750 par due 1/2022)	9.27% (Libor + 8.27%/Q)	1/5/2016	18,750	18,750	(2)(21)
		First lien senior secured loan ($5,000 par due 1/2022)	9.27% (Libor + 8.27%/Q)	1/5/2016	5,000	5,000	(4)(21)
		Class A preferred units (4,000,000 units)		1/5/2016	4,000	4,000	(2)
		Class A common units (4,000,000 units)		1/5/2016	—	—	(2)

					27,750	27,750

Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)		12/13/2013	3,087	1,782
		Common stock (3 shares)		12/13/2013	3	—

					3,090	1,782

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured loan ($8,810 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	8,810	8,810	(2)(16)(21)
		First lien senior secured loan ($52,039 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	52,039	52,039	(3)(16)(21)
		First lien senior secured loan ($2,801 par due 6/2019)	4.00% (Libor + 3.00%/Q)	6/27/2014	2,801	2,801	(4)(21)

					63,650	63,650

Argon Medical Devices, Inc.	Manufacturer and marketer of single-use specialty medical devices	Second lien senior secured loan ($9,000 par due 6/2022)	10.50% (Libor + 9.50%/Q)	12/23/2015	8,740	9,000	(2)(21)
AwarePoint Corporation	Healthcare technology platform developer	First lien senior secured loan ($9,474 par due 6/2018)	9.50%	9/5/2014	9,418	9,474	(2)
		Warrant to purchase up to 3,213,367 shares of Series 1 preferred stock		11/14/2014	—	609	(2)

					9,418	10,083
CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC(25)	Correctional facility healthcare operator	First lien senior secured revolving loan ($3,750 par due 7/2019)	5.00% (Libor + 4.00%/Q)	7/23/2014	3,750	3,487	(2)(21)
		First lien senior secured revolving loan ($1,500 par due 7/2019)	6.50%(Base Rate + 3.00%/Q)	7/23/2014	1,500	1,395	(2)(21)
		First lien senior secured loan ($6,635 par due 7/2021)	5.00% (Libor + 4.00%/Q)	7/23/2014	6,610	6,170	(2)(21)
		Second lien senior secured loan ($135,000 par due 7/2022)	9.38% (Libor + 8.38%/Q)	7/23/2014	133,932	121,500	(2)(21)
		Class A units (601,937 units)		8/19/2010	—	661	(2)

					145,792	133,213

Correctional Medical Group Companies, Inc.(25)	Correctional facility healthcare operator	First lien senior secured loan ($3,088 par due 9/2021)	9.59% (Libor + 8.59%/Q)	9/29/2015	3,088	3,088	(2)(21)
		First lien senior secured loan ($4,093 par due 9/2021)	9.59% (Libor + 8.59%/Q)	9/29/2015	4,093	4,093	(2)(21)
		First lien senior secured loan ($44,707 par due 9/2021)	9.59% (Libor + 8.59%/Q)	9/29/2015	44,707	44,707	(3)(21)

					51,888	51,888

DCA Investment Holding, LLC(25)	Multi-branded dental practice management	First lien senior secured revolving loan ($1,605 par due 7/2021)	7.75%(Base Rate + 4.25%/Q)	7/2/2015	1,605	1,572	(2)(21)
		First lien senior secured loan ($19,041 par due 7/2021)	6.25% (Libor + 5.25%/Q)	7/2/2015	18,887	18,660	(4)(21)

					20,492	20,232

DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan ($10,500 par due 10/2018)	9.25% (Libor + 8.25%/M)	3/21/2014	10,232	10,500	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 909,092 units of Series C preferred stock		3/21/2014	—	250	(2)

					10,232	10,750

Global Healthcare Exchange, LLC and GHX Ultimate Parent Corp.	On-demand supply chain automation solutions provider	Class A common stock (2,991 shares)		3/11/2014	2,991	2,991	(2)
		Class B common stock (980 shares)		3/11/2014	30	4,735	(2)

					3,021	7,726

Greenphire, Inc. and RMCF III CIV XXIX, L.P(25)	Software provider for clinical trial management	First lien senior secured loan ($4,000 par due 12/2018)	9.00% (Libor + 8.00%/M)	12/19/2014	4,000	4,000	(2)(21)
		Limited partnership interest (99.90% interest)		12/19/2014	999	999	(2)

					4,999	4,999

INC Research Mezzanine Co-Invest, LLC	Pharmaceutical and biotechnology consulting services	Common units (1,410,000 units)		9/27/2010	—	2,796	(2)

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan ($112,000 par due 6/2020)	9.25% (Libor + 8.25%/Q)	12/27/2012	112,000	107,520	(2)(21)

LM Acquisition Holdings, LLC(9)	Developer and manufacturer of medical equipment	Class A units (426 units)		9/27/2013	660	1,725	(2)

MC Acquisition Holdings I, LLC	Healthcare professional provider	Class A units (1,338,314 shares)		1/17/2014	1,338	1,352	(2)
MW Dental Holding Corp.(25)	Dental services provider	First lien senior secured revolving loan ($2,000 par due 4/2018)	8.50% (Libor + 7.00%/Q)	4/12/2011	2,000	2,000	(2)(21)
		First lien senior secured loan ($50,219 par due 4/2018)	8.50% (Libor + 7.00%/Q)	4/12/2011	50,219	50,219	(2)(21)
		First lien senior secured loan ($47,620 par due 4/2018)	8.50% (Libor + 7.00%/Q)	4/12/2011	47,620	47,620	(3)(21)
		First lien senior secured loan ($19,693 par due 4/2018)	8.50% (Libor + 7.00%/Q)	4/12/2011	19,693	19,693	(4)(21)

					119,532	119,532
My Health Direct, Inc.(25)	Healthcare scheduling exchange software solution provider	First lien senior secured loan ($2,200 par due 1/2018)	10.75%	9/18/2014	2,162	2,200	(2)
		Warrant to purchase up to 4,548 shares of Series D preferred stock		9/18/2014	39	40	(2)

					2,201	2,240

Napa Management Services Corporation	Anesthesia management services provider	First lien senior secured loan ($16,000 par due 2/2019)	9.95% (Libor + 8.95%/Q)	4/15/2011	16,000	16,000	(2)(21)
		First lien senior secured loan ($54,000 par due 2/2019)	9.95% (Libor + 8.95%/Q)	4/15/2011	53,967	54,000	(3)(21)
		Common units (5,345 units)		4/15/2011	5,764	20,035	(2)

					75,731	90,035

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	Second lien senior secured loan ($90,000 par due 8/2019)	10.50% (Libor + 9.50%/Q)	2/27/2015	90,000	90,000	(2)(21)
		Common stock (2,500,000 shares)		6/21/2010	760	8,891	(2)

					90,760	98,891

New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($80,000 par due 7/2020)	10.25% (Libor + 9.00%/Q)	8/6/2013	78,965	76,800	(2)(21)
Nodality, Inc.	Biotechnology company	First lien senior secured loan ($2,266 par due 5/2016)		11/12/2015	2,173	2,266	(2)(20)
		First lien senior secured loan ($10,365 par due 5/2016)		4/25/2014	9,694	1,555	(2)(20)
		Warrant to purchase up to 225,746 shares of Series B preferred stock		4/25/2014	—	—	(2)

					11,867	3,821

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC(25)	Provider of technology-enabled solutions to pharmacies	First lien senior secured loan ($12,204 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	12,204	12,204	(3)(21)
		First lien senior secured loan ($6,858 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	6,858	6,858	(4)(21)
		Limited liability company membership interest (1.57%)		11/21/2013	1,000	1,051	(2)

					20,062	20,113
Patterson Medical Supply, Inc.	Distributor of rehabilitation supplies and equipment	Second lien senior secured loan ($19,000 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/2/2015	18,822	18,430	(2)(21)

PerfectServe, Inc.(25)	Communications software platform provider for hospitals and physician practices	First lien senior secured loan ($9,000 par due 3/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	8,680	9,000	(2)(21)
		First lien senior secured loan ($2,000 par due 7/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	1,962	2,000	(2)(21)
		First lien senior secured loan ($1,000 par due 6/2021)	9.00% (Libor + 8.00%/M)	9/15/2015	980	1,000	(2)(21)
		Warrant to purchase up to 28,428 shares of Series C preferred stock		9/15/2015	180	211	(2)
		Warrant to purchase up to 34,113 units of Series C preferred stock		12/26/2013	—	253	(2)

					11,802	12,464
PhyMED Management LLC	Provider of anesthesia services	Second lien senior secured loan ($47,239 par due 5/2021)	9.75% (Libor + 8.75%/Q)	12/18/2015	46,549	44,877	(2)(21)

POS I Corp. (fka Vantage Oncology, Inc.)	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	3,254	(2)

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Warrant to purchase up to 99,094 shares of Series C preferred stock		6/28/2012	38	28	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Second lien senior secured loan ($108,679 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	108,523	108,679	(2)(21)

Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and respiratory products	Second lien senior secured loan ($54,000 par due 7/2022)	10.50% (Libor + 9.50%/Q)	1/29/2016	54,000	54,000	(2)(21)
Transaction Data Systems, Inc.	Pharmacy management software provider	Second lien senior secured loan ($27,500 par due 6/2022)	9.25% (Libor + 8.25%/Q)	6/15/2015	27,500	26,950	(2)(21)

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Second lien senior secured loan ($23,500 par due 9/2020)	10.25% (Libor + 9.25%/Q)	12/14/2015	23,500	23,500	(2)(21)
		Second lien senior secured loan ($50,000 par due 9/2020)	10.25% (Libor + 9.25%/Q)	9/24/2014	50,000	50,000	(2)(21)

					73,500	73,500

Urgent Cares of America Holdings I, LLC and FastMed Holdings I, LLC(25)	Operator of urgent care clinics	First lien senior secured loan ($13,965 par due 12/2022)	7.00% (Libor + 6.00%/Q)	12/1/2015	13,965	13,685	(2)(21)(28)
		First lien senior secured loan ($54,588 par due 12/2022)	7.00% (Libor + 6.00%/Q)	12/1/2015	54,588	53,496	(2)(21)(28)
		Preferred units (7,494,819 units)		6/11/2015	7,495	7,907
		Series A common units (2,000,000 units)		6/11/2015	2,000	1,262
		Series C common units (999,943 units)		6/11/2015	—	516

					78,048	76,866

VistaPharm, Inc. and Vertice Pharma UK Parent Limited	Manufacturer and distributor of generic pharmaceutical products	First lien senior secured loan ($5,137 par due 12/2021)	6.50% (Libor + 5.50%/Q)	12/21/2015	5,137	5,137	(2)(21)
		Preferred shares (40,662 shares)		12/21/2015	407	418	(9)

					5,544	5,555

Young Innovations, Inc.	Dental supplies and equipment manufacturer	Second lien senior secured loan ($45,000 par due 7/2019)	9.00% (Libor + 8.00%/Q)	5/30/2014	45,000	45,000	(2)(21)

					1,336,184	1,335,501		25.78%

Other Services
American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Second lien senior secured loan ($50,000 par due 12/2021)	8.50% (Libor + 7.50%/Q)	6/30/2014	49,617	50,000	(2)(21)

Community Education Centers, Inc. and CEC Parent Holdings LLC(8)	Offender re-entry and in-prison treatment services provider	First lien senior secured loan ($13,612 par due 12/2017)	6.25% (Libor + 5.25%/Q)	12/10/2010	13,612	13,612	(2)(13)(21)
		First lien senior secured loan ($673 par due 12/2017)	7.75%(Base Rate + 4.25%/Q)	12/10/2010	673	673	(2)(13)(21)
		Second lien senior secured loan ($21,895 par due 6/2018)	15.62% (Libor + 15.00%/Q)	12/10/2010	21,895	21,895	(2)
		Class A senior preferred units (7,846 units)		3/27/2015	9,384	10,150	(2)
		Class A junior preferred units (26,154 units)		3/27/2015	20,168	16,310	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Class A common units (134 units)		3/27/2015	—	—	(2)

					65,732	62,640
Competitor Group, Inc., Calera XVI, LLC and Champion Parent Corporation(8)(25)	Endurance sports media and event operator	First lien senior secured revolving loan ($4,476 par due 11/2018)	5.00% (Libor + 3.75%/Q)	11/30/2012	4,472	4,476	(2)(21)
		First lien senior secured loan ($38,063 par due 11/2018)	5.00% (Libor + 3.75%/Q)	11/30/2012	38,028	38,063	(2)(21)
		Preferred shares (18,875 shares)		3/25/2016	15,966	508	(2)
		Membership units (2,522,512 units)		11/30/2012	2,523	—	(2)
		Common shares (114,000 shares)		3/25/2016	—	—	(2)

					60,989	43,047

Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC(7)(25)	Provider of outsourced healthcare linen management solutions	First lien senior secured revolving loan ($1,700 par due 3/2019)	7.25% (Libor + 6.00%/Q)	3/13/2014	1,700	1,700	(2)(21)(24)
		First lien senior secured loan ($18,323 par due 3/2019)	7.25% (Libor + 6.00%/Q)	3/13/2014	18,323	18,323	(3)(21)
		Class A preferred units (2,475,000 units)		3/13/2014	2,475	3,112	(2)
		Class B common units (275,000 units)		3/13/2014	275	345	(2)

					22,773	23,480

Dwyer Acquisition Parent, Inc. and TDG Group Holding Company	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($31,500 par due 2/2020)	11.00%	6/12/2015	31,500	31,500	(2)
		Senior subordinated loan ($52,670 par due 2/2020)	11.00%	8/15/2014	52,670	52,670	(2)
		Common stock (32,843 shares)		8/15/2014	3,378	4,403	(2)

					87,548	88,573

Massage Envy, LLC(25)	Franchisor in the massage industry	First lien senior secured loan ($8,016 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	8,016	8,016	(2)(21)
		First lien senior secured loan ($46,429 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	46,429	46,429	(3)(21)
		First lien senior secured loan ($19,467 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	19,467	19,467	(4)(21)
		Common stock (3,000,000 shares)		9/27/2012	3,000	5,378	(2)

					76,912	79,290

McKenzie Sports Products, LLC(25)	Designer, manufacturer and distributor of hunting-related supplies	First lien senior secured loan ($39,500 par due 9/2020)	6.75% (Libor + 5.75%/Q)	9/18/2014	39,500	37,920	(2)(14)(21)
		First lien senior secured loan ($45,000 par due 9/2020)	6.75% (Libor + 5.75%/Q)	9/18/2014	45,000	43,200	(3)(14)(21)
					84,500	81,120

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
OpenSky Project, Inc. and OSP Holdings, Inc.	Social commerce platform operator	First lien senior secured loan ($1,800 par due 9/2017)	10.00%	6/4/2014	1,788	1,800	(2)
		Warrant to purchase up to 159,496 shares of Series D preferred stock		6/29/2015	48	—	(2)

					1,836	1,800
Osmose Holdings, Inc.	Provider of structural integrity management services to transmission and distribution infrastructure	Second lien senior secured loan ($25,000 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/3/2015	24,536	24,250	(2)(21)
PODS, LLC	Storage and warehousing	Second lien senior secured loan ($17,500 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/2/2015	17,349	17,500	(2)(21)

SocialFlow, Inc.	Social media optimization platform provider	First lien senior secured loan ($4,000 par due 8/2019)	9.50% (Libor + 8.50%/M)	1/29/2016	3,905	4,000	(5)(21)
		Warrant to purchase up to 215,331 shares of Series C preferred stock		1/29/2016	—	25	(5)

					3,905	4,025
Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($140,000 par due 5/2020)	8.00% (Libor + 7.00%/Q)	5/14/2013	140,000	133,000	(2)(21)

Surface Dive, Inc.	SCUBA diver training and certification provider	Second lien senior secured loan ($53,686 par due 1/2022)	9.00% (Libor + 8.00%/Q)	7/28/2015	53,686	53,686	(2)(21)
		Second lien senior secured loan ($72,000 par due 1/2022)	10.25% (Libor + 9.25%/Q)	1/29/2015	71,628	72,000	(2)(21)

					125,314	125,686
TWH Water Treatment Industries, Inc., TWH Filtration Industries, Inc. and TWH Infrastructure Industries, Inc.(25)	Wastewater infrastructure repair, treatment and filtration holding company	First lien senior secured loan ($5,370 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	5,370	5,370	(2)(21)
		First lien senior secured loan ($36,400 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	36,400	36,400	(3)(21)

					41,770	41,770

U.S. Security Associates Holdings, Inc	Security guard service provider	Second lien senior secured loan ($25,000 par due 7/2018)	11.00%	11/24/2015	25,000	25,000	(2)
WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and equipment provider	Second lien senior secured loan ($3,726 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	3,659	3,539	(2)(21)
		Second lien senior secured loan ($21,274 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	20,893	20,210	(2)(21)

					24,552	23,749

Wrench Group LLC	Provider of essential home services to residential customers	First lien senior secured loan ($10,000 par due 3/2022)	7.75%(Base Rate + 4.25%/Q)	3/2/2016	10,000	10,000	(2)(21)

					862,333	834,930		16.12%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Consumer Products
Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded archery and bowhunting accessories	First lien senior secured loan ($4,500 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	4,500	4,365	(2)(21)
		First lien senior secured loan ($9,500 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	9,500	9,120	(2)(18)(21)
		First lien senior secured loan ($6,710 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	6,710	6,508	(2)(21)
		First lien senior secured loan ($50,100 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	50,100	48,096	(3)(18)(21)
		Common units (300 units)		4/24/2014	3,733	3,574	(2)

					74,543	71,663
Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	Second lien senior secured loan ($80,000 par due 11/2021)	8.50% (Libor + 7.50%/Q)	5/1/2014	79,030	66,400	(2)(21)

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of OTC healthcare products	Warrant to purchase up to 1,120 shares of preferred stock		7/27/2011	—	1,369	(2)
		Warrant to purchase up to 1,654,678 shares of common stock		7/27/2011	—	613	(2)

					—	1,982
Oak Parent, Inc.	Manufacturer of athletic apparel	First lien senior secured loan ($2,493 par due 4/2018)	7.61% (Libor + 7.00%/Q)	4/2/2012	2,490	2,493	(3)(21)
		First lien senior secured loan ($7,937 par due 4/2018)	7.61% (Libor + 7.00%/Q)	4/2/2012	7,923	7,937	(4)(21)

					10,413	10,430

PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1,000	2,151	(2)
Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Second lien senior secured loan ($2,000 par due 6/2021)	9.54% (Libor + 8.54%/Q)	12/23/2014	1,996	2,000	(2)(21)
		Second lien senior secured loan ($54,000 par due 6/2021)	9.54% (Libor + 8.54%/Q)	12/23/2014	53,749	54,000	(3)(21)
		Second lien senior secured loan ($10,000 par due 6/2021)	9.54% (Libor + 8.54%/Q)	12/23/2014	9,957	10,000	(4)(21)
		Common stock (30,000 shares)		12/23/2014	3,000	4,623	(2)

					68,702	70,623

SHO Holding I Corporation	Manufacturer and distributor of slip resistant footwear	Second lien senior secured loan ($100,000 par due 4/2023)	9.50% (Libor + 8.50%/Q)	10/27/2015	97,582	98,000	(2)(21)
Shock Doctor, Inc. and Shock Doctor Holdings, LLC(7)	Developer, marketer and distributor of sports protection equipment and accessories.	Second lien senior secured loan ($35,425 par due 10/2021)	11.50% (Libor + 10.50%/Q)	4/22/2015	35,425	35,425	(2)(21)
		Second lien senior secured loan ($54,000 par due 10/2021)	11.50% (Libor + 10.50%/Q)	4/22/2015	54,000	54,000	(3)(21)
		Class A preferred units (50,000 units)		3/14/2014	5,000	5,245	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Class C preferred units (50,000 units)		4/22/2015	5,000	5,245	(2)

					99,425	99,915

The Hygenic Corporation	Designer, manufacturer and marketer of branded wellness products	Second lien senior secured loan ($70,000 par due 4/2021)	9.75% (Libor + 8.75%/Q)	2/27/2015	70,000	67,900	(2)(21)
The Step2 Company, LLC(8)	Toy manufacturer	Second lien senior secured loan ($27,583 par due 9/2019)	10.00%	4/1/2010	27,489	27,583	(2)
		Second lien senior secured loan ($4,500 par due 9/2019)	10.00%	3/13/2014	4,500	4,500	(2)
		Second lien senior secured loan ($44,906 par due 9/2019)		4/1/2010	30,802	20,892	(2)(20)
		Common units (1,116,879 units)		4/1/2011	24	—
		Class B common units (126,278,000 units)		10/30/2014	—	—	(2)
		Warrant to purchase up to 3,157,895 units		4/1/2010	—	—

					62,815	52,975
Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement Holdings, Inc. and Hercules VB Holdings, Inc.	Leading manufacturer and distributor of textiles, apparel & luxury goods	Second lien senior secured loan ($55,576 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	55,108	55,576	(2)(21)
		Second lien senior secured loan ($91,697 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	90,930	91,697	(2)(21)
		Common stock (3,353,370 shares)		12/11/2014	3,353	4,816	(2)
		Common stock (3,353,371 shares)		12/11/2014	4,147	5,955	(2)

					153,538	158,044

					717,048	700,083		13.52%

Power Generation
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($3,900 par due 8/2017)	12.50% (Libor + 11.50%/M)	12/16/2013	3,787	3,549	(2)(21)
		Series B preferred stock (74,449 shares)		2/26/2014	250	127	(2)
		Warrant to purchase up to 59,524 units of Series B preferred stock		12/16/2013	146	101	(2)

					4,183	3,777
Bicent (California) Holdings LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($49,507 par due 2/2021)	8.25% (Libor + 7.25%/Q)	2/6/2014	49,507	49,507	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Brush Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($44,740 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	44,740	44,740	(2)(21)
		First lien senior secured loan ($124 par due 8/2020)	7.75%(Base Rate + 4.25%/Q)	8/1/2013	124	124	(2)(21)
		First lien senior secured loan ($2,266 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	2,266	2,266	(2)(21)
		First lien senior secured loan ($6 par due 8/2020)	7.75%(Base Rate + 4.25%/Q)	8/1/2013	6	6	(2)(21)
		First lien senior secured loan ($9,693 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	9,693	9,693	(4)(21)
		First lien senior secured loan ($27 par due 8/2020)	7.75%(Base Rate + 4.25%/Q)	8/1/2013	27	27	(4)(21)

					56,856	56,856

CEI Kings Mountain Investor, LP	Gas turbine power generation facilities operator	Senior subordinated loan ($30,024 par due 3/2017)	11.00% PIK	3/11/2016	29,917	30,024	(2)

CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($44,460 par due 12/2020)	10.00%	8/8/2014	44,460	41,570	(2)
		Warrant to purchase up to 4 units of common stock		8/8/2014	—	—	(2)

					44,460	41,570

DESRI VI Management Holdings, LLC	Wind power generation facility operator	Senior subordinated loan ($25,000 par due 12/2021)	9.75%	12/24/2014	25,000	25,000	(2)
		Non-Controlling units (10.0 units)		12/24/2014	1,483	1,652	(2)

					26,483	26,652

Grant Wind Holdings II, LLC	Wind power generation facility	Senior subordinated loan ($23,400 par due 7/2016)	10.00%	9/8/2015	23,400	24,195	(2)

Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($25,000 par due 11/2021)	6.50% (Libor + 5.50%/Q)	11/13/2014	24,764	23,125	(2)(21)
		Senior subordinated loan ($18,754 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	18,754	17,722	(2)
		Senior subordinated loan ($87,667 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	87,667	82,845	(2)

					131,185	123,692

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation	Renewable fuel and chemical production developer	First lien senior secured loan ($9,394 par due 10/2018)	10.00% (Libor + 9.00%/M)	3/31/2015	9,293	7,985	(2)(21)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock		7/25/2013	—	—	(2)(9)

					9,293	7,985

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Second lien senior secured loan ($10,000 par due 2/2020)		2/20/2014	9,235	2,100	(2)(20)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Moxie Liberty LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($35,000 par due 8/2020)	7.50% (Libor + 6.50%/Q)	8/21/2013	34,729	33,250	(2)(21)

Moxie Patriot LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($35,000 par due 12/2020)	6.75% (Libor + 5.75%/Q)	12/19/2013	34,734	32,375	(2)(21)

Panda Power Annex Fund Hummel Holdings II LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($75,820 par due 10/2016)	12.00% PIK	10/27/2015	75,471	75,820	(2)

Panda Sherman Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($32,023 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32,023	28,180	(2)(21)

Panda Temple Power II, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($19,950 par due 4/2019)	7.25% (Libor + 6.00%/Q)	4/3/2013	19,846	16,758	(2)(21)

Panda Temple Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($24,750 par due 3/2022)	7.25% (Libor + 6.25%/Q)	3/6/2015	23,641	20,295	(2)(21)

PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)		10/20/2014	21,654	21,654	(2)

					626,617	594,690		11.48%

Business Services
2329497 Ontario Inc.(9)	Outsourced data center infrastructure and related services provider	Second lien senior secured loan ($34,673 par due 6/2019)	10.50% (Libor + 9.25%/Q)	12/13/2013	43,054	27,738	(2)(21)

Brandtone Holdings Limited(9)	Mobile communications and marketing services provider	First lien senior secured loan ($5,340 par due 11/2018)	9.50% (Libor + 8.50%/M)	5/11/2015	5,219	5,340	(2)(21)
		First lien senior secured loan ($3,296 par due 1/2019)	9.50% (Libor + 8.50%/M)	5/11/2015	3,216	3,296	(2)(21)
		Warrant to purchase up to 115,002 units of Series Three participating convertible preferred ordinary shares		5/11/2015	—	1	(2)

					8,435	8,637
CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	First lien senior secured loan ($3,152 par due 5/2018)	10.00%	7/23/2014	3,139	3,152	(2)
		First lien senior secured loan ($1,758 par due 9/2018)	10.00%	7/23/2014	1,749	1,758	(2)
		Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock		7/23/2014	—	—	(2)

					4,888	4,910

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CIBT Holdings, Inc. and CIBT Investment Holdings, LLC(25)	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	4,759	(2)

CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units (32 units)		9/11/2015	—	—	(2)

Command Alkon, Incorporated and CA Note Issuer, LLC	Software solutions provider to the ready-mix concrete industry	Second lien senior secured loan ($10,000 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	10,000	10,000	(2)(21)
		Second lien senior secured loan ($11,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	11,500	11,500	(2)(21)
		Second lien senior secured loan ($26,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	26,500	26,500	(2)(21)
		Senior subordinated loan ($21,028 par due 8/2021)	14.00% PIK	8/8/2014	21,028	21,028	(2)

					69,028	69,028

Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)		12/15/2014	2,250	1,834	(2)
		Class B-1 common stock (4,132 units)		12/15/2014	450	367	(2)
		Class C-1 common stock (4,132 units)		12/15/2014	300	245	(2)
		Class A-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class B-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class C-2 common stock (4,132 units)		12/15/2014	—	—	(2)

					3,000	2,446

Directworks, Inc. and Co-Exprise Holdings, Inc.	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	First lien senior secured loan ($2,125 par due 4/2018)	10.25% (Libor + 9.25%/M)	12/19/2014	2,050	2,082	(2)(21)
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock		12/19/2014	—	—	(2)

					2,050	2,082

DTI Holdco, Inc. and OPE DTI Holdings, Inc.	Provider of legal process outsourcing and managed services	First lien senior secured loan ($966 par due 8/2020)	5.75% (Libor + 4.75%/Q)	8/19/2014	966	927	(2)(21)
		Class A common stock (7,500 shares)		8/19/2014	7,500	7,288	(2)
		Class B common stock (7,500 shares)		8/19/2014	—	—	(2)

					8,466	8,215

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
EN Engineering, L.L.C.(25)	National utility services firm providing engineering and consulting services to natural gas, electric power and other energy and industrial end markets	First lien senior secured loan ($2,561 par due 6/2021)	8.50%(Base Rate + 5.00%/Q)	6/30/2015	2,561	2,561	(2)(21)(28)
		First lien senior secured loan ($22,311 par due 6/2021)	7.00% (Libor + 6.00%/Q)	6/30/2015	22,179	22,311	(2)(21)(28)

					24,740	24,872

Faction Holdings, Inc. and The Faction Group LLC (fka PeakColo Holdings, Inc.)(25)	Wholesaler of cloud-based software applications and services	First lien senior secured loan ($3,000 par due 12/2019)	9.75% (Libor + 8.75%/Q)	12/3/2015	3,000	3,000	(2)(21)
		First lien senior secured loan ($4,000 par due 5/2019)	9.75% (Libor + 8.75%/Q)	11/3/2014	3,938	4,000	(2)(21)
		Warrant to purchase up to 1,481 shares of Series A preferred stock		12/3/2015	—	62	(2)
		Warrant to purchase up to 2,037 shares of Series A preferred stock		11/3/2014	93	85	(2)

					7,031	7,147

First Insight, Inc.	Software company providing merchandising and pricing solutions to companies worldwide	Warrants to purchase up to 122,827 units of Series C preferred stock		3/20/2014	—	12	(2)

GCN Storage Solutions, LLC(25)	Energy storage and power efficiency solutions provider for commercial and industrial businesses	First lien senior secured loan ($8,443 par due 12/2021)	9.75%	1/8/2016	8,255	8,443	(2)

iControl Networks, Inc. and uControl Acquisition, LLC	Software and services company for the connected home market	Second lien senior secured loan ($20,000 par due 3/2019)	9.50% (Libor + 8.50%/Q)	2/19/2015	19,709	20,075	(2)(19)(21)
		Warrant to purchase up to 385,616 shares of Series D preferred stock		2/19/2015	—	173	(2)

					19,709	20,248

IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock		10/15/2012	88	71	(2)

Interactions Corporation	Developer of a speech recognition software based customer interaction system	First lien senior secured loan ($2,500 par due 7/2019)	9.85% (Libor + 8.85%/Q)	6/16/2015	2,217	2,500	(2)(21)
		First lien senior secured loan ($22,500 par due 7/2019)	9.85% (Libor + 8.85%/Q)	6/16/2015	22,179	22,500	(5)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 68,187 shares of Series G-3 convertible preferred stock		6/16/2015	303	290	(2)

					24,699	25,290

iPipeline, Inc., Internet Pipeline, Inc. and iPipeline Holdings, Inc.(25)	Provider of SaaS-based software solutions to the insurance and financial services industry	First lien senior secured loan ($11,940 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	11,940	11,940	(2)(21)
		First lien senior secured loan ($44,775 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	44,775	44,775	(3)(21)
		First lien senior secured loan ($14,925 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	14,925	14,925	(4)(21)
		Preferred stock (1,485 shares)		8/4/2015	1,485	2,179	(2)
		Common stock (647,542 shares)		8/4/2015	15	22	(2)

					73,140	73,841

IronPlanet, Inc.	Online auction platform provider for used heavy equipment	Warrant to purchase to up to 133,333 shares of Series C preferred stock		9/24/2013	214	203	(2)

ISS Compressors Industries, Inc., ISS Valves Industries, Inc., ISS Motors Industries, Inc., ISS Machining Industries, Inc., and ISS Specialty Services Industries, Inc.(25)	Provider of repairs, refurbishments and services to the broader industrial end user markets	First lien senior secured loan ($2,369 par due 6/2018)	7.00% (Libor + 6.00%/Q)	2/17/2016	2,369	2,369	(2)(21)(28)
		First lien senior secured loan ($32,627 par due 6/2018)	7.00% (Libor + 6.00%/Q)	2/17/2016	32,627	32,627	(2)(21)(28)

					34,996	34,996

Itel Laboratories, Inc.(25)	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)		6/29/2012	1,000	1,181	(2)

Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,685 shares)		12/13/2013	2,221	2,418
		Common stock (16,251 shares)		12/13/2013	2,221	2,247

					4,442	4,665

Maximus Holdings, LLC	Provider of software simulation tools and related services	Warrant to purchase up to 1,050,013 shares of common stock		12/13/2013	—	—

Ministry Brands, LLC and MB Parent Holdings, LLC	Software and payment services provider to faith-based institutions	First lien senior secured loan ($49,191 par due 11/2021)	10.37% (Libor + 9.37%/Q)	3/16/2016	48,864	49,191	(2)(21)
		First lien senior secured loan ($25,192 par due 11/2021)	10.37% (Libor + 9.37%/Q)	3/16/2016	25,192	25,192	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Class A common units (2,130,772 units)		11/20/2015	2,131	2,131

					76,187	76,514

Multi-Ad Services, Inc.(7)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	—	162
		Common units (1,725,280 units)		4/1/2010	—	—

					—	162

MVL Group, Inc.(8)	Marketing research provider	Senior subordinated loan ($444 par due 7/2012)		4/1/2010	226	226	(2)(20)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					226	226

NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for appliance, furniture and consumer electronics dealers	Second lien senior secured loan ($24,100 par due 12/2021)	9.75% (Libor + 8.75%/Q)	6/1/2015	24,100	23,136	(2)(21)

PayNearMe, Inc.	Electronic cash payment system provider	First lien senior secured loan ($10,000 par due 9/2019)	9.50% (Libor + 8.50%/M)	3/11/2016	9,543	9,800	(5)(21)
		Warrant to purchase up to 195,726 shares of Series E preferred stock		3/11/2016	207	206	(5)

					9,750	10,006

PHL Investors, Inc., and PHL Holding Co.(8)	Mortgage services	Class A common stock (576 shares)		7/31/2012	3,768	—	(2)

Poplicus Incorporated	Business intelligence and market analytics platform for companies that sell to the public sector	First lien senior secured loan ($5,000 par due 7/2019)	8.50% (Libor + 7.50%/M)	6/25/2015	4,776	4,950	(5)(21)
		Warrant to purchase up to 2,402,991 shares of Series C preferred stock		6/25/2015	125	125	(5)

					4,901	5,075

PowerPlan, Inc. and Project Torque Ultimate Parent Corporation	Fixed asset financial management software provider	Second lien senior secured loan ($30,000 par due 2/2023)	10.75% (Libor + 9.75%/Q)	2/23/2015	29,757	30,000	(2)(21)
		Second lien senior secured loan ($50,000 par due 2/2023)	10.75% (Libor + 9.75%/Q)	2/23/2015	49,572	50,000	(3)(21)
		Class A common stock (1,980 shares)		2/23/2015	1,980	6	(2)
		Class B common stock (989,011 shares)		2/23/2015	20	3,039	(2)

					81,329	83,045

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	1,232	(2)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	242	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Rocket Fuel Inc.	Provider of open and integrated software for digital marketing optimization	Common stock (11,405 units)		9/9/2014	40	18	(2)

Sonian Inc.	Cloud-based email archiving platform	First lien senior secured loan ($7,500 par due 9/2019)	9.00% (Libor + 8.00%/M)	9/9/2015	7,321	7,500	(5)(21)
		Warrant to purchase up to 169,045 shares of Series C preferred stock		9/9/2015	93	93	(5)

					7,414	7,593

Talari Networks, Inc.	Networking equipment provider	First lien senior secured loan ($6,000 par due 12/2018)	9.75% (Libor + 8.75%/M)	8/3/2015	5,909	6,000	(5)(21)
		Warrant to purchase up to 421,052 shares of Series D-1 preferred stock		8/3/2015	50	50	(5)

					5,959	6,050

The Greeley Company, Inc. and HCP Acquisition Holdings, LLC(8)	Healthcare compliance advisory services	Senior subordinated loan ($9,915 par due 5/2015)		3/5/2013	2,691	—	(2)(20)
		Class A units (14,293,110 units)		6/26/2008	12,793	—	(2)

					15,484	—

TraceLink, Inc.(25)	Supply chain management software provider for the pharmaceutical industry	First lien senior secured revolving loan ($4,400 par due 12/2016)	7.50%(Base Rate + 4.00%/M)	1/2/2015	4,400	4,400	(2)(21)
		First lien senior secured loan ($4,500 par due 1/2019)	8.50% (Libor + 7.00%/M)	1/2/2015	4,421	4,500	(2)(21)
		Warrant to purchase up to 283,353 shares of Series A-2 preferred stock		1/2/2015	146	1,041	(2)

					8,967	9,941

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4,503	3,259

WorldPay Group PLC(9)	Payment processing company	C2 shares (73,974 shares)		10/21/2015	11	43
		Ordinary shares (1,310,386 shares)		10/21/2015	1,128	5,179

					1,139	5,222

					584,752	560,505		10.82%

Manufacturing
Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	Warrants to purchase up to 400,000 shares of Series D-4 convertible preferred stock		8/7/2012	—	—	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Chariot Acquisition, LLC(25)	Distributor and designer of aftermarket golf cart parts and accessories	First lien senior secured loan ($55,711 par due 9/2021)	7.25% (Libor + 6.25%/Q)	9/30/2015	55,711	55,711	(2)(21)(28)

Component Hardware Group, Inc.(25)	Commercial equipment	First lien senior secured revolving loan ($2,241 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	2,241	2,196	(2)(21)
		First lien senior secured loan ($8,042 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	8,042	7,881	(4)(21)

					10,283	10,077

Harvey Tool Company, LLC and Harvey Tool Holding, LLC(25)	Cutting tool provider to the metalworking industry	Senior subordinated loan ($27,925 par due 9/2020)	11.00%	8/13/2015	27,925	27,925	(2)
		Class A membership units (750 units)		3/28/2014	896	1,460	(2)

					28,821	29,385

Ioxus, Inc	Energy storage devices	First lien senior secured loan ($10,220 par due 6/2018)	10.00% Cash, 2.00% PIK	4/29/2014	10,030	8,687	(2)
		Warrant to purchase up to 3,038,730 shares of common stock		1/28/2016	—	—	(2)
		Warrant to purchase up to 1,210,235 shares of Series BB preferred stock		1/28/2016	—	216	(2)

					10,030	8,903

KPS Global LLC	Walk-in cooler and freezer systems	First lien senior secured loan ($40,000 par due 12/2020)	9.61% (Libor + 8.61%/Q)	12/4/2015	40,000	40,000	(2)(21)

MacLean-Fogg Company and MacLean-Fogg Holdings, L.L.C.	Manufacturer and supplier for the power utility and automotive markets worldwide	Senior subordinated loan ($97,716 par due 10/2025)	10.50% Cash, 3.00% PIK	10/31/2013	97,716	97,716	(2)
		Preferred units (70,183 units)	4.50% Cash, 9.25% PIK	10/9/2015	72,410	72,410

					170,126	170,126

MWI Holdings, Inc.	Engineered springs, fasteners, and other precision components	First lien senior secured loan ($9,377 par due 3/2019)	7.38% (Libor + 6.13%/Q)	2/4/2016	9,377	9,377	(2)(21)
		First lien senior secured loan ($24 par due 3/2019)	7.63%(Base Rate + 4.13%/Q)	2/4/2016	24	24	(2)(21)
		First lien senior secured loan ($28,102 par due 3/2019)	9.38% (Libor + 8.13%/Q)	6/15/2011	28,102	28,102	(3)(21)
		First lien senior secured loan ($19,879 par due 3/2019)	9.38% (Libor + 8.13%/Q)	6/15/2011	19,879	19,879	(4)(21)

					57,382	57,382

Niagara Fiber Intermediate Corp.(25)	Insoluble fiber filler products	First lien senior secured loan ($1,430 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	1,422	1,144	(2)(21)
		First lien senior secured revolving loan ($1,881 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	1,871	1,505	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		First lien senior secured loan ($13,649 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	13,576	10,919	(2)(21)

					16,869	13,568

Nordco Inc.(25)	Railroad maintenance-of-way machinery	First lien senior secured revolving loan ($3,375 par due 8/2020)	8.75%(Base Rate + 5.25%/Q)	8/26/2015	3,375	3,308	(2)(21)
		First lien senior secured loan ($70,085 par due 8/2020)	7.25% (Libor + 6.25%/Q)	8/26/2015	70,085	68,684	(2)(21)(28)
		First lien senior secured loan ($176 par due 8/2020)	8.75%(Base Rate + 5.25%/Q)	8/26/2015	176	173	(2)(21)(28)

					73,636	72,165

Pelican Products, Inc.	Flashlights	Second lien senior secured loan ($40,000 par due 4/2021)	9.25% (Libor + 8.25%/Q)	4/11/2014	39,958	37,200	(2)(21)

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—	(2)

SI Holdings, Inc.	Elastomeric parts, mid-sized composite structures, and composite tooling	Common stock (1,500 shares)		5/30/2014	1,500	1,757	(2)

TPTM Merger Corp.(25)	Time temperature indicator products	First lien senior secured revolving loan ($750 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/12/2013	750	742	(2)(21)
		First lien senior secured loan ($22,000 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	22,000	21,780	(3)(21)
		First lien senior secured loan ($10,000 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	10,000	9,900	(4)(21)

					32,750	32,422

					538,066	528,696		10.21%

Financial Services
AllBridge Financial, LLC(8)	Asset management services	Equity interests		4/1/2010	—	534

Callidus Capital Corporation(8)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,662

Ciena Capital LLC(8)(25)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14,000 par due 12/2016)	6.00%	11/29/2010	14,000	14,000	(2)
		First lien senior secured loan ($500 par due 12/2016)	12.00%	11/29/2010	500	500	(2)
		First lien senior secured loan ($5,000 par due 12/2016)	12.00%	11/29/2010	5,000	5,000	(2)
		First lien senior secured loan ($2,500 par due 12/2016)	12.00%	11/29/2010	2,500	2,500	(2)
		Equity interests		11/29/2010	38,974	17,784	(2)

					60,974	39,784

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)

Gordian Acquisition Corp.	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)

Imperial Capital Group LLC	Investment services	Class A common units (35,047 units)		5/10/2007	8,521	12,775	(2)
		2006 Class B common units (11,482 units)		5/10/2007	1	3	(2)
		2007 Class B common units (1,432 units)		5/10/2007	—	—	(2)

					8,522	12,778

Ivy Hill Asset Management, L.P.(8)(10)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	232,937

Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC(10)	Asset-backed financial services company	First lien senior secured revolving loan ($40,832 par due 6/2017)	10.43% (Libor + 10.00%/Q)	6/24/2014	40,832	40,832	(2)

LSQ Funding Group, L.C. and LM LSQ Investors LLC(10)(25)	Asset based lender	Senior subordinated loan ($30,000 par due 6/2021)	10.50%	6/25/2015	30,000	30,000	(2)
		Membership units (3,275,000 units)		6/25/2015	3,275	2,999

					33,275	32,999

					345,564	389,526		7.52%

Education
Campus Management Corp. and Campus Management Acquisition Corp.(7)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	10,730	(2)

Infilaw Holding, LLC(25)	Operator of for-profit law schools	First lien senior secured revolving loan		8/25/2011	—	—	(2)(23)
		First lien senior secured loan ($3,410 par due 1/2017)	11.50% (Libor + 8.50% Cash, 2.00% PIK/Q)	8/25/2011	3,410	3,410	(3)(21)
		Series A preferred units (124,890 units)	11.50% (Libor + 8.50% Cash, 2.00% PIK/Q)	8/25/2011	124,890	113,650	(2)(21)
		Series B preferred units (1.96 units)		10/19/2012	9,245	4,956	(2)

					137,545	122,016

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	First lien senior secured loan ($1,714 par due 12/2018)	10.50% PIK (Libor + 9.00%/Q)	10/31/2015	1,714	1,714	(2)(21)
		Senior preferred series A-1 shares (163,902 shares)		10/31/2015	119,422	90,279	(2)
		Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	—	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	—	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					126,825	91,993

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Lakeland Tours, LLC(25)	Educational travel provider	First lien senior secured loan ($19,083 par due 2/2022)	5.75% (Libor + 4.75%/Q)	2/10/2016	18,853	19,083	(2)(21)
		First lien senior secured loan ($43,707 par due 2/2022)	10.45% (Libor + 9.45%/Q)	2/10/2016	43,182	43,707	(2)(21)

					62,035	62,790

PIH Corporation(25)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($621 par due 12/2018)	7.00% (Libor + 6.00%/Q)	12/13/2013	621	621	(2)(21)

R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (1,977 shares)		7/30/2008	494	494	(2)
		Common membership interest (15.76% interest)		9/21/2007	15,800	29,393	(2)
		Warrant to purchase up to 27,890 shares		12/8/2009	—	—	(2)

					16,294	29,887

Regent Education, Inc.	Provider of software solutions designed to optimize the financial aid and enrollment processes	First lien senior secured loan ($4,013 par due 1/2018)	12.00% (Libor + 10.00%/M)	7/1/2014	3,855	3,933	(2)(21)
		Warrant to purchase up to 987,771 shares of Series CC preferred stock		7/1/2014	—	62	(2)

					3,855	3,995

Severin Acquisition, LLC(25)	Provider of student information system software solutions to the K-12 education market	Second lien senior secured loan ($4,154 par due 7/2022)	9.75% (Libor + 8.75%/Q)	10/28/2015	4,076	4,112	(2)(21)
		Second lien senior secured loan ($3,273 par due 7/2022)	10.25% (Libor + 9.25%/Q)	2/1/2016	3,208	3,273	(2)(21)
		Second lien senior secured loan ($15,000 par due 7/2022)	9.75% (Libor + 8.75%/Q)	7/31/2015	14,729	14,850	(2)(21)

					22,013	22,235

WCI-Quantum Holdings, Inc.	Distributor of instructional products, services and resources	Series A preferred stock (1,272 shares)		10/24/2014	1,000	1,121	(2)

					380,708	345,388		6.67%

Restaurant and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	Restaurant owner and operator	First lien senior secured loan ($28,581 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	28,581	26,295	(2)(17)(21)
		First lien senior secured loan ($10,919 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	10,922	10,045	(3)(17)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Promissory note ($22,797 par due 12/2023)		11/27/2006	13,770	8,390	(2)
		Warrant to purchase up to 23,750 units of Series D common stock		12/18/2013	24	—	(2)

					53,297	44,730

Benihana, Inc.(25)	Restaurant owner and operator	First lien senior secured revolving loan ($485 par due 7/2018)	8.25%(Base Rate + 4.75%/Q)	8/21/2012	485	460	(2)(21)
		First lien senior secured loan ($4,814 par due 1/2019)	7.25% (Libor + 6.00%/Q)	8/21/2012	4,814	4,573	(4)(21)

					5,299	5,033

DineInFresh, Inc.	Meal-delivery provider	First lien senior secured loan ($7,000 par due 7/2018)	9.75% (Libor + 8.75%/M)	12/19/2014	6,946	7,000	(2)(21)
		Warrant to purchase up to 143,079 shares of Series A preferred stock		12/19/2014	—	4	(2)

					6,946	7,004

Garden Fresh Restaurant Corp.(25)	Restaurant owner and operator	First lien senior secured revolving loan ($1,100 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	1,100	1,100	(2)(21)(24)
		First lien senior secured loan ($40,141 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	40,141	40,141	(3)(21)

					41,241	41,241

Global Franchise Group, LLC and GFG Intermediate Holding, Inc.	Worldwide franchisor of quick service restaurants	First lien senior secured loan ($62,500 par due 12/2019)	10.51% (Libor + 9.51%/Q)	12/18/2014	62,500	62,500	(3)(21)

Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of repair and replacement parts for commercial kitchen equipment	Second lien senior secured loan ($31,645 par due 10/2022)	9.50% (Libor + 8.50%/Q)	10/20/2015	31,645	30,696	(2)(21)
		Preferred units (3,000,000 units)		10/20/2015	3,000	2,706	(2)

					34,645	33,402

Orion Foods, LLC(8)	Convenience food service retailer	First lien senior secured loan ($1,414 par due 9/2015)		4/1/2010	1,414	549	(2)(20)
		Second lien senior secured loan ($19,420 par due 9/2016)		4/1/2010	—	—	(2)(20)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					1,414	549

OTG Management, LLC(25)	Airport restaurant operator	First lien senior secured revolving loan ($2,300 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	2,300	2,300	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		First lien senior secured loan ($12,506 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	12,506	12,506	(2)(21)
		First lien senior secured loan ($22,101 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	22,101	22,101	(2)(21)
		First lien senior secured loan ($24,688 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	24,688	24,688	(3)(21)
		Common units (3,000,000 units)		1/5/2011	3,000	11,517	(2)
		Warrant to purchase up to 7.73% of common units		6/19/2008	100	22,975	(2)

					64,695	96,087

Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($36,215 par due 2/2019)	8.75% (Libor + 7.75%/Q)	3/13/2014	36,001	35,128	(2)(21)

					306,038	325,674		6.29%

Oil and Gas
Lonestar Prospects, Ltd.	Sand proppant producer and distributor to the oil and natural gas industry	First lien senior secured loan ($24,904 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	24,904	23,659	(2)(21)
		First lien senior secured loan ($48,598 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	48,598	46,168	(3)(21)

					73,502	69,827

Petroflow Energy Corporation	Oil and gas exploration and production company	First lien senior secured loan ($52,539 par due 7/2017)		7/31/2014	49,269	18,389	(2)(20)

Primexx Energy Corporation	Privately-held oil and gas exploration and production company	Second lien senior secured loan ($125,000 par due 1/2020)	10.00% (Libor + 9.00%/Q)	7/7/2015	124,553	112,500	(2)(21)

UL Holding Co., LLC and Universal Lubricants, LLC(7)	Manufacturer and distributor of re-refined oil products	Second lien senior secured loan ($14,686 par due 12/2016)	3.56%	4/30/2012	8,717	11,620	(2)
		Second lien senior secured loan ($62,287 par due 12/2016)	3.56%	4/30/2012	37,043	49,283	(2)
		Second lien senior secured loan ($7,248 par due 12/2016)	3.56%	4/30/2012	4,272	5,734	(2)
		Class A common units (533,351 units)		6/17/2011	4,993	—	(2)
		Class B-5 common units (272,834 units)		6/17/2011	2,492	—	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)
		Warrant to purchase up to 702,665 shares of Class A units		5/2/2014	—	—	(2)
		Warrant to purchase up to 28,009 shares of Class B-1 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 56,019 shares of Class B-2 units		5/2/2014	—	—	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 28,969 shares of Class B-3 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 78,540 shares of Class B-5 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 58,296 shares of Class B-6 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 1,022,856 shares of Class C units		5/2/2014	—	—	(2)

					57,517	66,637

					304,841	267,353		5.16%

Containers and Packaging
Charter NEX US Holdings, Inc.	Producer of high-performance specialty films used in flexible packaging	Second lien senior secured loan ($16,000 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/5/2015	15,795	15,680	(2)(21)

GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)		6/2/2014	500	405	(2)

ICSH, Inc.(25)	Industrial container manufacturer, reconditioner and servicer	First lien senior secured revolving loan ($1,000 par due 12/2018)	8.25%(Base Rate + 4.75%/Q)	8/30/2011	1,000	1,000	(2)(21)(24)
		Second lien senior secured loan ($66,000 par due 12/2019)	10.00% (Libor + 9.00%/Q)	12/31/2015	66,000	66,000	(2)(21)

					67,000	67,000

LBP Intermediate Holdings LLC(25)	Manufacturer of paper and corrugated foodservice packaging	First lien senior secured revolving loan		7/10/2015	—	—
		First lien senior secured loan ($24,555 par due 7/2020)	6.50% (Libor + 5.50%/Q)	7/10/2015	24,297	24,555	(3)(21)

					24,297	24,555

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($78,500 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	78,500	78,500	(2)(21)
		Second lien senior secured loan ($54,000 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	54,000	54,000	(3)(21)
		Second lien senior secured loan ($10,000 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	10,000	10,000	(4)(21)
		Common stock (50,000 shares)		12/14/2012	3,951	7,435	(2)

					146,451	149,935

					254,043	257,575		4.97%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Food and Beverage
American Seafoods Group LLC and American Seafoods Partners LLC(25)	Harvester and processor of seafood	First lien senior secured revolving loan ($1,029 par due 8/2021)	7.50%(Base Rate + 4.00%/Q)	8/19/2015	1,029	998	(2)(21)
		First lien senior secured loan ($19,651 par due 8/2021)	6.00% (Libor + 5.00%/Q)	8/19/2015	19,412	19,062	(2)(21)
		Second lien senior secured loan ($55,000 par due 2/2022)	10.00% (Libor + 9.00%/Q)	8/19/2015	55,000	53,350	(2)(21)
		Class A units (77,922 units)		8/19/2015	78	86	(2)
		Warrant to purchase up to 7,422,078 Class A units		8/19/2015	7,422	8,163	(2)

					82,941	81,659

Eagle Family Foods Group LLC	Manufacturer and producer of milk products	First lien senior secured loan ($4,775 par due 12/2021)	10.05% (Libor + 9.05%/Q)	12/31/2015	4,742	4,775	(2)(21)
		First lien senior secured loan ($50,000 par due 12/2021)	10.05% (Libor + 9.05%/Q)	12/31/2015	49,627	50,000	(3)(21)

					54,369	54,775

GF Parent LLC	Producer of low-acid, aseptic food and beverage products	Class A Preferred Units (2,940 units)		5/13/2015	2,940	2,227	(2)
		Class A Common Units (59,999.74 units)		5/13/2015	60	—	(2)

					3,000	2,227

Kettle Cuisine, LLC	Manufacturer of fresh refrigerated and frozen food products	Second lien senior secured loan ($28,500 par due 2/2022)	10.75% (Libor + 9.75%/Q)	8/21/2015	28,500	28,500	(2)(21)

KeyImpact Holdings, Inc. and JWC/KI Holdings, LLC(25)	Foodservice sales and marketing agency	First lien senior secured loan ($46,134 par due 11/2021)	7.13% (Libor + 6.13%/Q)	11/16/2015	46,134	46,134	(2)(21)(28)
		Membership units (5,000 units)		11/16/2015	5,000	5,727	(2)

					51,134	51,861

					219,944	219,022		4.23%

Automotive Services
AEP Holdings, Inc. and Arrowhead Holdco Company	Distributor of non-discretionary, mission-critical aftermarket replacement parts	First lien senior secured loan ($45,346 par due 8/2021)	7.25% (Libor + 6.25%/Q)	8/31/2015	45,346	44,439	(2)(21)(28)
		First lien senior secured loan ($788 par due 8/2021)	8.75%(Base Rate + 5.25%/Q)	8/31/2015	788	772	(2)(21)(28)
		First lien senior secured loan ($10,000 par due 8/2021)	8.25% (Libor + 7.25%/Q)	3/31/2016	10,000	10,000	(2)(21)(28)
		Common stock (2,832 shares)		8/31/2015	2,832	2,677	(2)

					58,966	57,888

CH Hold Corp.(25)	Collision repair company	First lien senior secured revolving loan ($1,185 par due 11/2019)	6.25% (Libor + 5.25%/Q)	2/24/2016	1,185	1,185	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
ChargePoint, Inc.	Developer and operator of electric vehicle charging stations	First lien senior secured loan ($10,000 par due 7/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,833	10,000	(2)(21)
		First lien senior secured loan ($10,000 par due 1/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,590	10,000	(2)(21)
		Warrant to purchase up to 404,563 shares of Series E preferred stock		12/24/2014	327	327	(2)

					19,750	20,327

Dent Wizard International Corporation and DWH Equity Investors, L.P.	Automotive reconditioning services	Second lien senior secured loan ($50,000 par due 10/2020)	10.25% (Libor + 9.25%/Q)	4/7/2015	50,000	50,000	(3)(21)
		Class A common stock (10,000 shares)		4/7/2015	333	493	(2)
		Class B common stock (20,000 shares)		4/7/2015	667	987	(2)

					51,000	51,480

Eckler Industries, Inc.(25)	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($2,000 par due 7/2017)	8.50%(Base Rate + 5.00%/Q)	7/12/2012	2,000	1,880	(2)(21)
		First lien senior secured loan ($7,005 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	7,005	6,584	(2)(21)
		First lien senior secured loan ($26,420 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	26,420	24,834	(3)(21)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	—	(2)
		Common stock (20,000 shares)		7/12/2012	200	—	(2)

					37,425	33,298

EcoMotors, Inc.	Engine developer	First lien senior secured loan ($11,480 par due 3/2018)	11.00%	9/1/2015	10,924	11,480	(2)
		Warrant to purchase up to 321,888 shares of Series C preferred stock		12/28/2012	—	286	(2)
		Warrant to purchase up to 70,000 shares of Series C preferred stock		2/24/2015	—	62	(2)

					10,924	11,828

Simpson Performance Products, Inc.	Provider of motorsports safety equipment	First lien senior secured loan ($24,506 par due 2/2020)	9.80% (Libor + 8.80%/Q)	2/20/2015	24,506	24,506	(3)(21)

SK SPV IV, LLC	Collision repair site operators	Series A common stock (12,500 units)		8/18/2014	571	2,663	(2)
		Series B common stock (12,500 units)		8/18/2014	571	2,663	(2)

					1,142	5,326

TA THI Buyer, Inc. and TA THI Parent, Inc.	Collision repair company	Series A preferred stock (50,000 shares)		7/28/2014	5,000	9,852	(2)

					209,898	215,690		4.16%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Commercial Real Estate Finance
10th Street, LLC and New 10th Street, LLC(8)	Real estate holding company	First lien senior secured loan ($25,384 par due 11/2019)	12.00% Cash, 1.00% PIK	3/31/2014	25,384	25,384	(2)
		Senior subordinated loan ($27,303 par due 11/2019)	12.00% Cash, 1.00% PIK	4/1/2010	27,303	27,303	(2)
		Member interest (10.00% interest)		4/1/2010	594	44,502
		Option (25,000 units)		4/1/2010	25	25

					53,306	97,214

Crescent Hotels & Resorts, LLC and affiliates(8)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)	15.00%	4/1/2010	—	3,244	(2)
		Common equity interest		4/1/2010	—	—

					—	3,244

					53,306	100,458		1.94%

Hotel Services
Aimbridge Hospitality, LLC(25)	Hotel operator	First lien senior secured loan ($2,885 par due 10/2018)	8.25% (Libor + 7.00%/Q)	1/7/2016	2,841	2,885	(2)(15)(21)
		First lien senior secured loan ($3,305 par due 10/2018)	8.25% (Libor + 7.00%/Q)	7/15/2015	3,274	3,305	(2)(15)(21)
		First lien senior secured loan ($15,000 par due 10/2018)	8.25% (Libor + 7.00%/Q)	7/15/2015	14,818	15,000	(4)(15)(21)

					20,933	21,190

Castle Management Borrower LLC	Hotel operator	First lien senior secured loan ($5,925 par due 9/2020)	5.50% (Libor + 4.50%/Q)	10/17/2014	5,925	5,925	(2)(21)
		Second lien senior secured loan ($10,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	10,000	10,000	(2)(21)
		Second lien senior secured loan ($55,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	55,000	55,000	(2)(21)

					70,925	70,925

					91,858	92,115		1.78%

Aerospace and Defense
Cadence Aerospace, LLC	Aerospace precision components manufacturer	First lien senior secured loan ($4,074 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	4,059	4,074	(4)(21)
		Second lien senior secured loan ($79,657 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	79,657	77,267	(2)(21)

					83,716	81,341

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	133	131	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,291	2,598	(2)

					2,424	2,729

					86,140	84,070		1.62%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Environmental Services
RE Community Holdings II, Inc., Pegasus Community Energy, LLC., and MPH Energy Holdings, LP	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	—	(2)
		Limited partnership interest (3.13% interest)		1/8/2014	—	—	(2)

					8,839	—

Waste Pro USA, Inc	Waste management services	Second lien senior secured loan ($76,531 par due 10/2020)	8.50% (Libor + 7.50%/Q)	10/15/2014	76,531	76,531	(2)(21)

					85,370	76,531		1.48%

Chemicals
Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock		3/28/2013	—	6	(2)

K2 Pure Solutions Nocal, L.P.(25)	Chemical Producer	First lien senior secured loan ($13,975 par due 2/2021)	7.00% (Libor + 6.00%/Q)	8/19/2013	13,975	13,975	(2)(21)
		First lien senior secured loan ($26,000 par due 2/2021)	7.00% (Libor + 6.00%/Q)	8/19/2013	26,000	26,000	(3)(21)
		First lien senior secured loan ($13,000 par due 2/2021)	7.00% (Libor + 6.00%/Q)	8/19/2013	13,000	13,000	(4)(21)

					52,975	52,975

Kinestral Technologies, Inc.	Designer of adaptive, dynamic glass for the commercial and residential markets.	First lien senior secured loan ($10,000 par due 10/2018)	8.75% (Libor + 7.75%/M)	4/22/2014	9,869	10,000	(2)(21)
		Warrant to purchase up to 325,000 shares of Series A preferred stock		4/22/2014	73	151	(2)
		Warrant to purchase up to 131,883 shares of Series B preferred stock		4/9/2015	—	—	(2)

					9,942	10,151

Liquid Light, Inc.	Developer and licensor of process technology for the conversion of carbon dioxide into major chemicals	First lien senior secured loan ($2,444 par due 11/2017)	10.00% (Libor + 9.00%/M)	8/13/2014	2,341	2,444	(2)(21)
		Warrant to purchase up to 86,009 shares of Series B preferred stock		8/13/2014	77	74	(2)

					2,418	2,518

					65,335	65,650		1.27%

Health Clubs
Athletic Club Holdings, Inc.(25)	Premier health club operator	First lien senior secured loan ($41,000 par due 10/2020)	9.50% (Libor + 8.50%/Q)	10/11/2007	41,000	41,000	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CFW Co-Invest, L.P., NCP Curves, L.P. and Curves International Holdings, Inc.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	—	(2)
		Common stock (1,680 shares)		11/12/2014	—	—	(2)(9)
		Limited partnership interest (2,218,235 shares)		7/31/2012	2,218	6,585	(2)(9)

					6,370	6,585

					47,370	47,585		0.92%

Wholesale Distribution
Flow Solutions Holdings, Inc.	Distributor of high value fluid handling, filtration and flow control products	Second lien senior secured loan ($6,000 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	6,000	5,700	(2)(21)
		Second lien senior secured loan ($29,500 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	29,500	28,025	(2)(21)

					35,500	33,725

					35,500	33,725		0.65%

Retail
Paper Source, Inc. and Pine Holdings, Inc.(25)	Retailer of fine and artisanal paper products	First lien senior secured loan ($9,774 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	9,774	9,774	(4)(21)
		Class A Common Stock (36,364 shares)		9/23/2013	6,000	8,021	(2)

					15,774	17,795

Things Remembered, Inc. and TRM Holdings Corporation(25)	Personalized gifts retailer	First lien senior secured loan ($4,167 par due 5/2017)		5/24/2012	4,107	1,792	(2)(20)
		First lien senior secured loan ($12,878 par due 5/2018)		5/24/2012	12,606	5,538	(2)(20)

					16,713	7,330

					32,487	25,125		0.48%

Telecommunications
Adaptive Mobile Security Limited(9)	Developer of security software for mobile communications networks	First lien senior secured loan ($2,879 par due 7/2018)	10.00% (Libor + 9.00%/Q)	1/16/2015	2,891	3,099	(2)(19)(21)
		First lien senior secured loan ($735 par due 10/2018)	10.00% (Libor + 9.00%/Q)	1/16/2015	737	792	(2)(19)(21)

					3,628	3,891

American Broadband Communications, LLC, American Broadband Holding Company, and Cameron Holdings of NC, Inc.	Broadband communication services	Warrant to purchase up to 208 shares		11/7/2007	—	7,204
		Warrant to purchase up to 200 shares		9/1/2010	—	6,927

					—	14,131

Startec Equity, LLC(8)	Communication services	Member interest		4/1/2010	—	—

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Wilcon Holdings LLC	Communications infrastructure provider	Class A common stock (2,000,000 shares)		12/13/2013	1,829	2,927

					5,457	20,949		0.40%

Computers and Electronics
Everspin Technologies, Inc.(25)	Designer and manufacturer of computer memory solutions	First lien senior secured revolving loan ($1,500 par due 6/2017)	7.25%(Base Rate + 3.75%/M)	6/5/2015	1,500	1,485	(5)(21)
		First lien senior secured loan ($8,000 par due 6/2019)	8.75% (Libor + 7.75%/M)	6/5/2015	7,566	7,920	(5)(21)
		Warrant to purchase up to 480,000 shares of Series B preferred stock		6/5/2015	355	355	(5)

					9,421	9,760
Liquid Robotics, Inc.	Ocean data services provider utilizing long duration, autonomous surface vehicles	First lien senior secured loan ($5,000 par due 5/2019)	9.00% (Libor + 8.00%/M)	10/29/2015	4,880	4,950	(5)(21)
		Warrant to purchase up to 50,263 shares of Series E preferred stock		10/29/2015	76	72	(5)

					4,956	5,022

					14,377	14,782		0.29%

Printing, Publishing and Media
Batanga, Inc.	Independent digital media company	First lien senior secured loan ($9,915 par due 12/2016)	12.00% (Libor + 11.00%/M)	10/31/2012	9,915	9,975	(2)(19)(21)

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (10,663 shares)		9/29/2006	1,066	4,116	(2)
		Common stock (15,393 shares)		9/29/2006	3	11	(2)

					1,069	4,127

					10,984	14,102		0.27%

					$9,170,309	$9,072,101		175.14%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of March 31, 2016 represented 175% of the Company's net assets or 97% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
These assets are owned by the Company's consolidated subsidiary Ares Venture Finance, L.P. ("AVF LP"), are pledged as collateral for the SBA-guaranteed debentures (the "SBA Debentures") and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than AVF LP's obligations (see Note 5 to the consolidated financial statements). AVF LP operates as a Small Business Investment Company ("SBIC") under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended.

(6)
Investments without an interest rate are non-income producing.

(7)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" and "Control" this portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the three months ended March 31, 2016 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$—	$—	$—	$—	$—	$—	$—	$1,415
Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC	$1,200	$48	$5,000	$410	$—	$—	$172	$—	$(455)
Investor Group Services, LLC	$—	$—	$—	$—	$—	$29	$—	$443	$(360)
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$(242)
Shock Doctor, Inc. and Shock Doctor Holdings, LLC	$—	$—	$—	$2,479	$—	$—	$13	$—	$(108)
UL Holding Co., LLC	$—	$—	$—	$758	$—	$—	$—	$—	$9,449
(8)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the three months ended March 31, 2016 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC and New 10th Street, LLC	$—	$—	$—	$1,720	$—	$—	$—	$—	$(18)
AllBridge Financial, LLC	$—	$1,140	$—	$—	$—	$—	$—	$6,330	$(6,363)
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(8)
Ciena Capital LLC	$—	$—	$—	$455	$—	$—	$—	$—	$(3,051)
Community Education Centers, Inc. and CEC Parent Holdings LLC	$—	$—	$—	$1,140	$—	$—	$31	$—	$4,913
Competitor Group, Inc. and Calera XVI, LLC	$1,300	$—	$—	$40	$—	$—	$18	$—	$(902)
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$89	$—	$—	$—	$—	$574
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$10,000	$—	$—	$(2,589)
MVL Group, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Orion Foods, LLC	$—	$6,122	$—	$—	$—	$—	$—	$—	$2,971
PHL Investors, Inc., and PHL Holding Co.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Senior Secured Loan Fund LLC*	$3,045	$—	$—	$58,785	$620	$—	$5,147	$—	$1,827
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Step2 Company, LLC	$—	$—	$—	$817	$—	$—	$—	$—	$8,360

  *
  Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company has co-invested through the Senior Secured Loan Fund LLC (d/b/a the "Senior Secured Loan Program" or the "SSLP"). The SSLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).
(9)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
Exception from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(11)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies ("BDCs") the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under Investment Company Act) (i.e. not eligible to included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with the Company's position. Pursuant to Section 55(a) of the Investment Company Act (using the Staff's methodology described above solely for this purpose), 25% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of March 31, 2016.

(12)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $13 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $80 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.50% on $71 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $45 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $18 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.55% on $42 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(19)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(20)
Loan was on non-accrual status as of March 31, 2016.

(21)
Loan includes interest rate floor feature.

(22)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

(23)
As of March 31, 2016, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(24)
As of March 31, 2016, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(25)
As of March 31, 2016, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 7 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Aimbridge Hospitality, LLC	$2,466	$—	$2,466	$—	$—	$2,466
American Seafoods Group LLC	22,125	(1,029)	21,096	—	—	21,096
Athletic Club Holdings, Inc.	10,000	—	10,000	—	—	10,000
Benihana, Inc.	3,231	(485)	2,746	—	—	2,746
CCS Intermediate Holdings, LLC	7,500	(5,250)	2,250	—	—	2,250
Chariot Acquisition, LLC	1,000	—	1,000	—	—	1,000
CH Hold Corp.	5,000	(1,185)	3,815	—	—	3,815
CIBT Holdings, Inc.	26,440	—	26,440	—	—	26,440
Ciena Capital LLC	20,000	(14,000)	6,000	(6,000)	—	—
Competitor Group, Inc.	4,476	(4,476)	—	—	—	—
Component Hardware Group, Inc.	3,734	(2,241)	1,493	—	—	1,493
Correctional Medical Group Companies, Inc.	163	—	163	—	—	163
Crown Health Care Laundry Services, Inc.	5,000	(2,472)	2,528	—	—	2,528
DCA Investment Holding, LLC	5,800	(1,605)	4,195	—	—	4,195
Eckler Industries, Inc.	4,000	(2,000)	2,000	—	—	2,000
EN Engineering, L.L.C.	4,932	—	4,932	—	—	4,932
Everspin Technologies, Inc.	4,000	(1,500)	2,500	—	—	2,500
Faction Holdings, Inc.	2,000	—	2,000	—	—	2,000
Garden Fresh Restaurant Corp.	5,000	(3,741)	1,259	—	—	1,259
GCN Storage Solutions, LLC	11,515	—	11,515	—	—	11,515
Greenphire, Inc.	8,000	—	8,000	—	—	8,000
Harvey Tool Company, LLC	752	—	752	—	—	752
ICSH, Inc.	5,000	(1,615)	3,385	—	—	3,385
Infilaw Holding, LLC	20,000	(9,670)	10,330	—	—	10,330
iPipeline, Inc.	4,000	—	4,000	—	—	4,000
ISS compressors Industries, Inc.	5,005	—	5,005	—	—	5,005
Itel Laboratories, Inc.	2,500	—	2,500	—	—	2,500
K2 Pure Solutions Nocal, L.P.	5,000	—	5,000	—	—	5,000
KeyImpact Holdings, Inc.	12,500	—	12,500	—	—	12,500
Lakeland Tours, LLC	11,910	—	11,910	—	—	11,910
LBP Intermediate Holdings LLC	850	(54)	796	—	—	796
LSQ Funding Group, L.C.	10,000	—	10,000	—	—	10,000
Massage Envy, LLC	5,000	—	5,000	—	—	5,000
McKenzie Sports Products, LLC	12,000	—	12,000	—	—	12,000
MW Dental Holding Corp.	10,000	(2,000)	8,000	—	—	8,000
My Health Direct, Inc.	1,000	—	1,000	—	—	1,000
Niagara Fiber Intermediate Corp.	1,881	(1,881)	—	—	—	—
Nordco Inc	11,250	(3,375)	7,875	—	—	7,875
OmniSYS Acquisition Corporation	2,500	—	2,500	—	—	2,500
OTG Management, LLC	17,618	(2,300)	15,318	—	—	15,318
Paper Source, Inc.	2,500	—	2,500	—	—	2,500
PerfectServe, Inc.	4,000	—	4,000	—	—	4,000
PIH Corporation	3,314	(621)	2,693	—	—	2,693
RuffaloCODY, LLC	7,683	—	7,683	—	—	7,683
Severin Acquisition, LLC	2,900	—	2,900	—	—	2,900
Things Remembered, Inc.	5,000	(4,167)	833	(833)	—	—
TPTM Merger Corp.	2,500	(750)	1,750	—	—	1,750
TraceLink, Inc.	7,500	(4,400)	3,100	—	—	3,100
TWH Water Treatment Industries, Inc.	5,830	—	5,830	—	—	5,830
Urgent Cares of America Holdings I, LLC	16,000	—	16,000	—	—	16,000
Zemax, LLC	3,000	—	3,000	—	—	3,000

	$355,375	$(70,817)	$284,558	$(6,833)	$—	$277,725

(26)
As of March 31, 2016, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

Portfolio Company	Total private equity commitments	Less: funded private equity commitments	Total unfunded private equity commitments	Less: private equity commitments substantially at the discretion of the Company	Total net adjusted unfunded private equity commitments
Imperial Capital Private Opportunities, LP	$50,000	$(6,794)	$43,206	$(43,206)	$—
Partnership Capital Growth Investors III, L.P.	5,000	(4,051)	949	—	949
PCG—Ares Sidecar Investment, L.P. and PCG—Ares Sidecar Investment II, L.P	50,000	(8,678)	41,322	(41,322)	—
Piper Jaffray Merchant Banking Fund I, L.P.	2,000	(1,626)	374	—	374

	$107,000	$(21,149)	$85,851	$(84,528)	$1,323

(27)
As of March 31, 2016, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitment to fund delayed draw loans of up to $23.6 million. See Note 4 to the consolidated financial statements for more information on the SSLP.

(28)
Loan is included as part of a forward sale agreement. See Note 6 to the consolidated financial statements for more information on the forward sale agreement.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2015
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
CIC Flex, LP(10)	Investment partnership	Limited partnership units (0.94 units)		9/7/2007	$—	$263	(2)
Covestia Capital Partners, LP(10)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	487	1,862	(2)
HCI Equity, LLC(8)(9)(10)	Investment company	Member interest (100.00% interest)		4/1/2010	—	127
Imperial Capital Private Opportunities, LP(10)(26)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	4,054	16,906	(2)
Partnership Capital Growth Fund I, L.P.(10)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	—	692	(2)
Partnership Capital Growth Investors III, L.P.(10)(26)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2,714	3,510	(2)
PCG-Ares Sidecar Investment II, L.P.(10)(26)	Investment partnership	Limited partnership interest (100.00% interest)		10/31/2014	6,521	9,254	(2)
PCG-Ares Sidecar Investment, L.P.(10)(26)	Investment partnership	Limited partnership interest (100.00% interest)		5/22/2014	2,152	242	(2)
Piper Jaffray Merchant Banking Fund I, L.P.(10)(26)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	1,413	1,512
Senior Secured Loan Fund LLC(8)(11)(27)	Co-investment vehicle	Subordinated certificates ($2,000,914 par due 12/2024)	8.61% (Libor + 8.00%/M)(22)	10/30/2009	1,935,401	1,884,861
		Member interest (87.50% interest)		10/30/2009	—	—

					1,935,401	1,884,861
VSC Investors LLC(10)	Investment company	Membership interest (1.95% interest)		1/24/2008	299	1,158	(2)

					1,953,041	1,920,387		37.12%

Healthcare Services
Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)		12/13/2013	3,087	1,980
		Common stock (3 shares)		12/13/2013	3	—

					3,090	1,980
American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured loan ($8,810 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	8,810	8,810	(2)(16)(21)
		First lien senior secured loan ($52,039 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	52,039	52,039	(3)(16)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		First lien senior secured loan ($2,988 par due 6/2019)	4.00% (Libor + 3.00%/Q)	6/27/2014	2,988	2,988	(4)(21)

					63,837	63,837
Argon Medical Devices, Inc.	Manufacturer and marketer of single-use specialty medical devices	Second lien senior secured loan ($9,000 par due 6/2022)	10.50% (Libor + 9.50%/Q)	12/23/2015	8,730	9,000	(2)(21)
AwarePoint Corporation	Healthcare technology platform developer	First lien senior secured loan ($10,000 par due 6/2018)	9.50%	9/5/2014	9,934	10,000	(2)
		Warrant to purchase up to 3,213,367 shares of Series 1 preferred stock		11/14/2014	—	609	(2)

					9,934	10,609
CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC(25)	Correctional facility healthcare operator	First lien senior secured revolving loan ($5,250 par due 7/2019)	6.50% (Base Rate + 3.00%/Q)	7/23/2014	5,250	4,883	(2)(21)
		First lien senior secured loan ($6,651 par due 7/2021)	5.00% (Libor + 4.00%/Q)	7/23/2014	6,626	6,186	(2)(21)
		Second lien senior secured loan ($135,000 par due 7/2022)	9.38% (Libor + 8.38%/Q)	7/23/2014	133,890	121,500	(2)(21)
		Class A units (601,937 units)		8/19/2010	—	878	(2)

					145,766	133,447
Correctional Medical Group Companies, Inc.(25)	Correctional facility healthcare operator	First lien senior secured loan ($3,088 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	3,088	3,088	(2)(21)
		First lien senior secured loan ($4,093 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	4,093	4,093	(2)(21)
		First lien senior secured loan ($44,707 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	44,707	44,707	(3)(21)

					51,888	51,888
DCA Investment Holding, LLC(25)	Multi-branded dental practice management	First lien senior secured revolving loan ($145 par due 7/2021)	7.75% (Base Rate + 4.25%/Q)	7/2/2015	145	142	(2)(21)
		First lien senior secured loan ($19,089 par due 7/2021)	6.25% (Libor + 5.25%/Q)	7/2/2015	18,918	18,707	(2)(21)

					19,063	18,849
DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan ($10,500 par due 10/2018)	9.25% (Libor + 8.25%/M)	3/21/2014	10,205	10,500	(2)(21)
		Warrant to purchase up to 909,092 units of Series C preferred stock		3/21/2014	—	240	(2)

					10,205	10,740
Global Healthcare Exchange, LLC and GHX Ultimate Parent Corp.	On-demand supply chain automation solutions provider	Class A common stock (2,991 shares)		3/11/2014	2,991	2,991	(2)
		Class B common stock (980 shares)		3/11/2014	30	3,788	(2)

					3,021	6,779

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Greenphire, Inc. and RMCF III CIV XXIX, L.P(25)	Software provider for clinical trial management	First lien senior secured loan ($4,000 par due 12/2018)	9.00% (Libor + 8.00%/M)	12/19/2014	4,000	4,000	(2)(21)
		Limited partnership interest (99.90% interest)		12/19/2014	999	999	(2)

					4,999	4,999
INC Research Mezzanine Co-Invest, LLC	Pharmaceutical and biotechnology consulting services	Common units (1,410,000 units)		9/27/2010	—	3,352	(2)
Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan ($112,000 par due 6/2020)	9.25% (Libor + 8.25%/Q)	12/27/2012	112,000	108,640	(2)(21)
LM Acquisition Holdings, LLC(9)	Developer and manufacturer of medical equipment	Class A units (426 units)		9/27/2013	660	1,732	(2)
MC Acquisition Holdings I, LLC	Healthcare professional provider	Class A units (1,338,314 shares)		1/17/2014	1,338	1,491	(2)
MW Dental Holding Corp.(25)	Dental services provider	First lien senior secured revolving loan ($3,500 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	3,500	3,500	(2)(21)
		First lien senior secured loan ($22,616 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	22,616	22,616	(2)(21)
		First lien senior secured loan ($24,233 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	24,233	24,233	(2)(21)
		First lien senior secured loan ($47,743 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	47,743	47,743	(3)(21)
		First lien senior secured loan ($19,744 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	19,744	19,744	(4)(21)

					117,836	117,836
My Health Direct, Inc.(25)	Healthcare scheduling exchange software solution provider	First lien senior secured loan ($2,500 par due 1/2018)	10.75%	9/18/2014	2,450	2,500	(2)
		Warrant to purchase up to 4,548 shares of Series D preferred stock		9/18/2014	39	40	(2)

					2,489	2,540
Napa Management Services Corporation	Anesthesia management services provider	First lien senior secured loan ($16,000 par due 2/2019)	9.03% (Libor + 8.03%/Q)	4/15/2011	16,000	16,000	(2)(21)
		First lien senior secured loan ($54,000 par due 2/2019)	9.03% (Libor + 8.03%/Q)	4/15/2011	53,961	54,000	(3)(21)
		Common units (5,345 units)		4/15/2011	5,764	17,350	(2)

					75,725	87,350
Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	Second lien senior secured loan ($90,000 par due 8/2019)	10.50% (Libor + 9.50%/Q)	2/27/2015	90,000	90,000	(2)(21)
		Common stock (2,500,000 shares)		6/21/2010	760	4,450	(2)

					90,760	94,450

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($80,000 par due 7/2020)	10.25% (Libor + 9.00%/Q)	8/6/2013	78,906	76,000	(2)(21)
Nodality, Inc.	Biotechnology company	First lien senior secured loan ($700 par due 2/2018)		11/12/2015	700	636	(2)(20)
		First lien senior secured loan ($150 par due 2/2018)		11/12/2015	—	—	(2)(20)
		First lien senior secured loan ($7,019 par due 2/2018)		4/25/2014	6,860	1,053	(2)(20)
		First lien senior secured loan ($2,910 par due 8/2018)		4/25/2014	2,834	437	(2)(20)
		Warrant to purchase up to 225,746 shares of Series B preferred stock		4/25/2014	—	—	(2)

					10,394	2,126
OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC(25)	Provider of technology-enabled solutions to pharmacies	First lien senior secured loan ($12,288 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	12,288	12,288	(3)(21)
		First lien senior secured loan ($6,906 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	6,906	6,906	(4)(21)
		Limited liability company membership interest (1.57%)		11/21/2013	1,000	1,197	(2)

					20,194	20,391
Patterson Medical Supply, Inc.	Distributor of rehabilitation supplies and equipment	Second lien senior secured loan ($19,000 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/2/2015	18,816	18,430	(2)(21)
PerfectServe, Inc.(25)	Communications software platform provider for hospitals and physician practices	First lien senior secured loan ($9,000 par due 3/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	8,661	9,000	(2)(21)
		First lien senior secured loan ($2,000 par due 7/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	1,960	2,000	(2)(21)
		Warrant to purchase up to 28,428 units of Series C preferred stock		9/15/2015	180	211	(2)
		Warrant to purchase up to 34,113 units of Series C preferred stock		12/26/2013	—	253	(2)

					10,801	11,464
PhyMED Management LLC	Provider of anesthesia services	Second lien senior secured loan ($47,239 par due 5/2021)	9.75% (Libor + 8.75%/Q)	12/18/2015	46,516	46,294	(2)(21)
Physiotherapy Associates Holdings, Inc.	Physical therapy provider	Class A common stock (100,000 shares)		12/13/2013	3,090	8,900
POS I Corp. (fka Vantage Oncology, Inc.)	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	935	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Reed Group Holdings, LLC	Medical disability management services provider	Equity interests		4/1/2010	—	—	(2)
Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Warrant to purchase up to 99,094 shares of Series C preferred stock		6/28/2012	38	28	(2)
Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Second lien senior secured loan ($108,679 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	108,513	108,679	(2)(21)
Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and respiratory products	Second lien senior secured loan ($60,000 par due 9/2018)	8.75% (Libor + 8.00%/M)	6/30/2014	60,000	60,000	(2)(21)
SurgiQuest, Inc.	Medical device provider	Warrant to purchase up to 54,672 shares of Series D-4 convertible preferred stock		9/28/2012	—	331	(2)
Transaction Data Systems, Inc.	Pharmacy management software provider	Second lien senior secured loan ($27,500 par due 6/2022)	9.25% (Libor + 8.25%/Q)	6/15/2015	27,500	26,950	(2)(21)
U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Second lien senior secured loan ($23,500 par due 9/2020)	10.25% (Libor + 9.25%/Q)	12/14/2015	23,500	23,500	(2)(21)
		Second lien senior secured loan ($50,000 par due 9/2020)	10.25% (Libor + 9.25%/Q)	9/24/2014	50,000	50,000	(2)(21)

					73,500	73,500
Urgent Cares of America Holdings I, LLC and FastMed Holdings I, LLC(25)	Operator of urgent care clinics	First lien senior secured loan ($14,000 par due 12/2022)	7.00% (Libor + 6.00%/M)	12/1/2015	14,000	13,860	(2)(21)(28)
		First lien senior secured loan ($54,725 par due 12/2022)	7.00% (Libor + 6.00%/M)	12/1/2015	54,725	54,178	(2)(21)(28)
		Preferred units (6,000,000 units)		6/11/2015	6,000	6,412
		Series A common units (2,000,000 units)		6/11/2015	2,000	1,828
		Series C common units (800,507 units)		6/11/2015	—	589

					76,725	76,867
VistaPharm, Inc. and Vertice Pharma UK Parent Limited	Manufacturer and distributor of generic pharmaceutical products	First lien senior secured loan ($20,000 par due 12/2021)	8.00% (Base Rate + 4.50%/Q)	12/21/2015	20,000	20,000	(21)
		Preferred shares (40,662 shares)		12/21/2015	407	407	(9)

					20,407	20,407
Young Innovations, Inc.	Dental supplies and equipment manufacturer	Second lien senior secured loan ($45,000 par due 7/2019)	9.00% (Libor + 8.00%/Q)	5/30/2014	45,000	45,000	(2)(21)

					1,326,411	1,325,821		25.63%

Other Services
American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Second lien senior secured loan ($50,000 par due 12/2021)	9.00% (Libor + 8.00%/Q)	6/30/2014	49,600	50,000	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Community Education Centers, Inc. and CEC Parent Holdings LLC(8)	Offender re-entry and in-prison treatment services provider	First lien senior secured loan ($13,949 par due 12/2017)	6.25% (Libor + 5.25%/Q)	12/10/2010	13,949	13,949	(2)(13)(21)
		First lien senior secured loan ($337 par due 12/2017)	7.75% (Base Rate + 4.25%/Q)	12/10/2010	337	337	(2)(13)(21)
		Second lien senior secured loan ($21,895 par due 6/2018)	15.42% (Libor + 15.00%/Q)	12/10/2010	21,895	21,895	(2)
		Class A senior preferred units (7,846 units)		3/27/2015	9,384	9,467	(2)
		Class A junior preferred units (26,154 units)		3/27/2015	20,168	12,080	(2)
		Class A common units (134 units)		3/27/2015	—	—	(2)

					65,733	57,728
Competitor Group, Inc. and Calera XVI, LLC(25)	Endurance sports media and event operator	First lien senior secured revolving loan ($4,950 par due 11/2018)		11/30/2012	4,950	3,713	(2)(20)
		First lien senior secured loan ($52,349 par due 11/2018)		11/30/2012	52,216	39,262	(2)(20)
		Membership units (2,522,512 units)		11/30/2012	2,523	—	(2)

					59,689	42,975
Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC(7)(25)	Provider of outsourced healthcare linen management solutions	First lien senior secured revolving loan ($500 par due 3/2019)	7.25% (Libor + 6.00%/Q)	3/13/2014	500	500	(2)(21)(24)
		First lien senior secured loan ($23,371 par due 3/2019)	7.25% (Libor + 6.00%/Q)	3/13/2014	23,371	23,371	(3)(21)
		Class A preferred units (2,475,000 units)		3/13/2014	2,475	3,522	(2)
		Class B common units (275,000 units)		3/13/2014	275	391	(2)

					26,621	27,784

Dwyer Acquisition Parent, Inc. and TDG Group Holding Company	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($31,500 par due 2/2020)	11.00%	6/12/2015	31,500	31,500	(2)
		Senior subordinated loan ($52,670 par due 2/2020)	11.00%	8/15/2014	52,670	52,670	(2)
		Common stock (32,843 shares)		8/15/2014	3,378	4,113	(2)

					87,548	88,283

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Massage Envy, LLC(25)	Franchisor in the massage industry	First lien senior secured loan ($8,017 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	8,017	8,017	(2)(21)
		First lien senior secured loan ($46,434 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	46,434	46,434	(3)(21)
		First lien senior secured loan ($19,469 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	19,469	19,469	(4)(21)
		Common stock (3,000,000 shares)		9/27/2012	3,000	5,077	(2)

					76,920	78,997
McKenzie Sports Products, LLC(25)	Designer, manufacturer and distributor of hunting-related supplies	First lien senior secured loan ($39,500 par due 9/2020)	6.75% (Libor + 5.75%/M)	9/18/2014	39,500	37,920	(2)(14)(21)
		First lien senior secured loan ($45,000 par due 9/2020)	6.75% (Libor + 5.75%/M)	9/18/2014	45,000	43,200	(3)(14)(21)

					84,500	81,120
OpenSky Project, Inc. and OSP Holdings, Inc.	Social commerce platform operator	First lien senior secured loan ($2,100 par due 9/2017)	10.00%	6/4/2014	2,083	2,100	(2)
		Warrant to purchase up to 159,496 shares of Series D preferred stock		6/29/2015	48	—	(2)

					2,131	2,100

Osmose Holdings, Inc.	Provider of structural integrity management services to transmission and distribution infrastructure	Second lien senior secured loan ($25,000 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/3/2015	24,521	24,250	(2)(21)
PODS, LLC	Storage and warehousing	Second lien senior secured loan ($17,500 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/2/2015	17,343	17,500	(2)(21)
Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($140,000 par due 5/2020)	8.00% (Libor + 7.00%/Q)	5/14/2013	140,000	131,600	(2)(21)
Surface Dive, Inc.	SCUBA diver training and certification provider	Second lien senior secured loan ($53,686 par due 1/2022)	9.00% (Libor + 8.00%/Q)	7/28/2015	53,686	53,686	(2)(21)
		Second lien senior secured loan ($72,000 par due 1/2022)	10.25% (Libor + 9.25%/Q)	1/29/2015	71,612	72,000	(2)(21)

					125,298	125,686
TWH Water Treatment Industries, Inc., TWH Filtration Industries, Inc. and TWH Infrastructure Industries, Inc.(25)	Wastewater infrastructure repair, treatment and filtration holding company	First lien senior secured loan ($2,240 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	2,240	2,218	(2)(21)
		First lien senior secured loan ($36,400 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	36,400	36,036	(3)(21)

					38,640	38,254

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
U.S. Security Associates Holdings, Inc	Security guard service provider	Senior subordinated loan ($25,000 par due 7/2018)	11.00%	11/24/2015	25,000	25,000	(2)
WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and equipment provider	Second lien senior secured loan ($3,726 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	3,657	3,540	(2)(21)
		Second lien senior secured loan ($21,274 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	20,880	20,210	(2)(21)

					24,537	23,750

					848,081	815,027		15.75%

Consumer Products
Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded archery and bowhunting accessories	First lien senior secured loan ($4,500 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	4,500	4,365	(2)(21)
		First lien senior secured loan ($9,500 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	9,500	9,120	(2)(18)(21)
		First lien senior secured loan ($6,742 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	6,742	6,540	(2)(21)
		First lien senior secured loan ($50,100 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	50,100	48,096	(3)(18)(21)
		Common units (373 units)		4/24/2014	3,733	3,390	(2)

					74,575	71,511
Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	Second lien senior secured loan ($80,000 par due 11/2021)	8.50% (Libor + 7.50%/Q)	5/1/2014	78,987	72,000	(2)(21)
Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of OTC healthcare products	Warrant to purchase up to 1,654,678 shares of common stock		7/27/2011	—	505	(2)
		Warrant to purchase up to 1,120 shares of preferred stock		7/27/2011	—	1,342	(2)

					—	1,847
Oak Parent, Inc.	Manufacturer of athletic apparel	First lien senior secured loan ($2,586 par due 4/2018)	7.61% (Libor + 7.00%/Q)	4/2/2012	2,582	2,586	(3)(21)
		First lien senior secured loan ($8,232 par due 4/2018)	7.61% (Libor + 7.00%/Q)	4/2/2012	8,216	8,232	(4)(21)

					10,798	10,818
PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1,000	1,937	(2)
Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Second lien senior secured loan ($66,000 par due 6/2021)	9.54% (Libor + 8.54%/Q)	12/23/2014	65,683	66,000	(2)(21)
		Common stock (30,000 shares)		12/23/2014	3,000	4,138	(2)

					68,683	70,138
SHO Holding I Corporation	Manufacturer and distributor of slip resistant footwear	Second lien senior secured loan ($100,000 par due 4/2023)	9.50% (Libor + 8.50%/Q)	10/27/2015	97,497	98,000	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Shock Doctor, Inc. and Shock Doctor Holdings, LLC(7)	Developer, marketer and distributor of sports protection equipment and accessories	Second lien senior secured loan ($89,425 par due 10/2021)	11.50% (Libor + 10.50%/Q)	4/22/2015	89,425	89,425	(2)(21)
		Class A preferred units (50,000 units)		3/14/2014	5,000	5,299	(2)
		Class C preferred units (50,000 units)		4/22/2015	5,000	5,299	(2)

					99,425	100,023

The Hygenic Corporation	Designer, manufacturer and marketer of branded wellness products	Second lien senior secured loan ($70,000 par due 4/2021)	9.75% (Libor + 8.75%/Q)	2/27/2015	70,000	68,600	(2)(21)
The Step2 Company, LLC(8)	Toy manufacturer	Second lien senior secured loan ($27,583 par due 9/2019)	10.00%	4/1/2010	27,484	27,583	(2)
		Second lien senior secured loan ($4,500 par due 9/2019)	10.00%	3/13/2014	4,500	4,500	(2)
		Second lien senior secured loan ($43,196 par due 9/2019)		4/1/2010	30,802	12,527	(2)(20)
		Common units (1,116,879 units)		4/1/2011	24	—
		Class B common units (126,278,000 units)		10/30/2014	—	—	(2)
		Warrant to purchase up to 3,157,895 units		4/1/2010	—	—

					62,810	44,610

Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement Holdings, Inc. and Hercules VB Holdings, Inc.	Leading manufacturer and distributor of textiles, apparel & luxury goods	Second lien senior secured loan ($55,576 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	55,090	55,576	(2)(21)
		Second lien senior secured loan ($91,697 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	90,901	91,697	(2)(21)
		Common stock (3,353,370 shares)		12/11/2014	3,353	4,372	(2)
		Common stock (3,353,371 shares)		12/11/2014	4,147	5,406	(2)

					153,491	157,051

					717,266	696,535		13.46%

Power Generation
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($3,900 par due 7/2017)	9.62%	12/16/2013	3,773	3,900	(2)
		Series B preferred stock (74,449 shares)		2/26/2014	250	400	(2)
		Warrant to purchase up to 59,524 units of Series B preferred stock		12/16/2013	146	120	(2)

					4,169	4,420

Bicent (California) Holdings LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($49,507 par due 2/2021)	8.25% (Libor + 7.25%/Q)	2/6/2014	49,507	49,507	(2)(21)

Brush Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($44,863 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	44,863	44,863	(2)(21)
		First lien senior secured loan ($500 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	500	500	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		First lien senior secured loan ($2,271 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	2,271	2,271	(2)(21)
		First lien senior secured loan ($6 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	6	6	(2)(21)
		First lien senior secured loan ($9,720 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	9,720	9,720	(4)(21)
		First lien senior secured loan ($108 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	108	108	(4)(21)

					57,468	57,468

CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($44,460 par due 12/2020)	5.00% Cash, 5.00% PIK	8/8/2014	44,460	41,348	(2)
		Warrant to purchase up to 4 units of common stock		8/8/2014	—	200	(2)

					44,460	41,548

DESRI VI Management Holdings, LLC	Wind power generation facility operator	Senior subordinated loan ($25,000 par due 12/2021)	9.75%	12/24/2014	25,000	25,000	(2)
		Non-Controlling units (10.0 units)		12/24/2014	1,483	1,378	(2)

					26,483	26,378

Grant Wind Holdings II, LLC	Wind power generation facility	Senior subordinated loan ($23,400 par due 7/2016)	10.00%	9/8/2015	23,400	23,400	(2)

Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($25,000 par due 11/2021)	6.50% (Libor + 5.50%/Q)	11/13/2014	24,753	23,000	(2)(21)
		Senior subordinated loan ($18,508 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	18,508	17,398	(2)
		Senior subordinated loan ($86,519 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	86,519	81,328	(2)

					129,780	121,726

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation(25)	Renewable fuel and chemical production developer	First lien senior secured loan ($10,000 par due 10/2018)	10.00% (Libor + 9.00%/M)	3/31/2015	9,881	10,000	(2)(21)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock		7/25/2013	—	13	(2)(9)

					9,881	10,013

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Second lien senior secured loan ($10,000 par due 2/2020)		2/20/2014	9,469	3,000	(2)(20)

Moxie Liberty LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($35,000 par due 8/2020)	7.50% (Libor + 6.50%/Q)	8/21/2013	34,714	33,250	(2)(21)

Moxie Patriot LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($35,000 par due 12/2020)	6.75% (Libor + 5.75%/Q)	12/19/2013	34,720	32,550	(2)(21)

Panda Power Annex Fund Hummel Holdings II LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($73,566 par due 10/2016)	12.00% PIK	10/27/2015	73,068	73,566	(2)

Panda Sherman Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($32,104 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32,104	28,893	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Panda Temple Power II, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($20,000 par due 4/2019)	7.25% (Libor + 6.00%/Q)	4/3/2013	19,887	17,800	(2)(21)

Panda Temple Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($24,813 par due 3/2022)	7.25% (Libor + 6.25%/Q)	3/6/2015	23,654	22,083	(2)(21)

PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)		10/20/2014	21,654	23,299	(2)

					594,418	568,901		11.00%

Manufacturing
Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	Warrant to purchase up to 400,000 shares of Series D-4 convertible preferred stock		8/7/2012	—	13	(2)

Chariot Acquisition, LLC(25)	Distributor and designer of aftermarket golf cart parts and accessories	First lien senior secured loan ($59,318 par due 9/2021)	7.25% (Libor + 6.25%/Q)	9/30/2015	59,318	59,318	(2)(21)(28)

Component Hardware Group, Inc.(25)	Commercial equipment	First lien senior secured revolving loan ($2,241 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	2,241	2,218	(2)(21)
		First lien senior secured loan ($8,062 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	8,062	7,982	(4)(21)

					10,303	10,200

Harvey Tool Company, LLC and Harvey Tool Holding, LLC(25)	Cutting tool provider to the metalworking industry	Senior subordinated loan ($27,925 par due 9/2020)	11.00%	8/13/2015	27,925	27,925	(2)
		Class A membership units (750 units)		3/28/2014	896	1,444	(2)

					28,821	29,369

Ioxus, Inc.	Energy storage devices	First lien senior secured loan ($10,168 par due 11/2017)	10.00% Cash, 2.00% PIK	4/29/2014	9,957	8,643	(2)
		Warrant to purchase up to 717,751 shares of Series AA preferred stock		4/29/2014	—	—	(2)

					9,957	8,643

KPS Global LLC	Walk-in cooler and freezer systems	First lien senior secured loan ($50,000 par due 12/2020)	9.63% (Libor + 8.63%/Q)	12/4/2015	50,000	50,000	(2)(21)

MacLean-Fogg Company and MacLean-Fogg Holdings, L.L.C.	Manufacturer and supplier for the power utility and automotive markets worldwide	Senior subordinated loan ($96,992 par due 10/2025)	10.50% Cash, 3.00% PIK	10/31/2013	96,992	96,992	(2)
		Preferred units (70,183 units)	4.50% Cash, 9.25% PIK	10/9/2015	70,782	70,782

					167,774	167,774

MWI Holdings, Inc.	Engineered springs, fasteners, and other precision components	First lien senior secured loan ($14,164 par due 3/2019)	7.375% (Libor + 6.125%/Q)	10/30/2015	14,164	14,164	(2)(21)
		First lien senior secured loan ($28,102 par due 3/2019)	9.375% (Libor + 8.125%/Q)	6/15/2011	28,102	28,102	(3)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		First lien senior secured loan ($19,879 par due 3/2019)	9.375% (Libor + 8.125%/Q)	6/15/2011	19,879	19,879	(4)(21)

					62,145	62,145

Niagara Fiber Intermediate Corp.(25)	Insoluble fiber filler products	First lien senior secured revolving loan ($1,881 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	1,870	1,505	(2)(21)
		First lien senior secured loan ($1,430 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	1,421	1,144	(2)(21)
		First lien senior secured loan ($13,649 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	13,567	10,919	(2)(21)

					16,858	13,568

Nordco Inc.(25)	Railroad maintenance-of-way machinery	First lien senior secured revolving loan ($3,750 par due 8/2020)	8.75% (Base Rate + 5.25%/Q)	8/26/2015	3,750	3,713	(2)(21)
		First lien senior secured loan ($70,250 par due 8/2020)	7.25% (Libor + 6.25%/Q)	8/26/2015	70,250	69,548	(2)(21)(28)
		First lien senior secured loan ($188 par due 8/2020)	8.75% (Base Rate + 5.25%/Q)	8/26/2015	188	186	(2)(21)(28)

					74,188	73,447

Pelican Products, Inc.	Flashlights	Second lien senior secured loan ($40,000 par due 4/2021)	9.25% (Libor + 8.25%/Q)	4/11/2014	39,955	38,400	(2)(21)

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—	(2)

SI Holdings, Inc.	Elastomeric parts, mid-sized composite structures, and composite tooling	Common stock (1,500 shares)		5/30/2014	1,500	1,483	(2)

TPTM Merger Corp.(25)	Time temperature indicator products	First lien senior secured revolving loan ($750 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/12/2013	750	743	(2)(21)
		First lien senior secured loan ($22,000 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	22,000	21,780	(3)(21)
		First lien senior secured loan ($10,000 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	10,000	9,900	(4)(21)

					32,750	32,423

					554,569	546,783		10.57%

Business Services
2329497 Ontario Inc.(9)	Outsourced data center infrastructure and related services provider	Second lien senior secured loan ($42,480 par due 6/2019)	10.50% (Libor + 9.25%/M)	12/13/2013	43,096	26,023	(2)(21)

Brandtone Holdings Limited(9)(25)	Mobile communications and marketing services provider	First lien senior secured loan ($5,674 par due 11/2018)	9.50% (Libor + 8.50%/M)	5/11/2015	5,532	5,674	(2)(21)
		First lien senior secured loan ($3,296 par due 1/2019)	9.50% (Libor + 8.50%/M)	5/11/2015	3,209	3,296	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 115,002 units of Series Three participating convertible preferred ordinary shares		5/11/2015	—	1	(2)

					8,741	8,971

CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	First lien senior secured loan ($3,515 par due 5/2018)	10.00%	7/23/2014	3,499	3,515	(2)
		First lien senior secured loan ($1,939 par due 9/2018)	10.00%	7/23/2014	1,929	1,939	(2)
		Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock		7/23/2014	—	—	(2)

					5,428	5,454

CIBT Holdings, Inc. and CIBT Investment Holdings, LLC(25)	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	4,563	(2)

CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units (32 units)		9/11/2015	—	—	(2)

Command Alkon, Incorporated and CA Note Issuer, LLC	Software solutions provider to the ready-mix concrete industry	Second lien senior secured loan ($10,000 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	10,000	10,000	(2)(21)
		Second lien senior secured loan ($11,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	11,500	11,500	(2)(21)
		Second lien senior secured loan ($26,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	26,500	26,500	(2)(21)
		Senior subordinated loan ($20,301 par due 8/2021)	14.00% PIK	8/8/2014	20,301	20,301	(2)

					68,301	68,301

Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)		12/15/2014	2,250	2,038	(2)
		Class B-1 common stock (4,132 units)		12/15/2014	450	408	(2)
		Class C-1 common stock (4,132 units)		12/15/2014	300	272	(2)
		Class A-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class B-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class C-2 common stock (4,132 units)		12/15/2014	—	—	(2)

					3,000	2,718

Directworks, Inc. and Co-Exprise Holdings, Inc.(25)	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	First lien senior secured loan ($2,333 par due 4/2018)	10.25% (Libor + 9.25%/M)	12/19/2014	2,333	2,287	(2)(21)
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock		12/19/2014	—	—	(2)

					2,333	2,287

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
DTI Holdco, Inc. and OPE DTI Holdings, Inc.	Provider of legal process outsourcing and managed services	First lien senior secured loan ($990 par due 8/2020)	5.75% (Libor + 4.75%/Q)	8/19/2014	990	950	(2)(21)
		Class A common stock (7,500 shares)		8/19/2014	7,500	6,361	(2)
		Class B common stock (7,500 shares)		8/19/2014	—	—	(2)

					8,490	7,311

EN Engineering, L.L.C.(25)	Engineering and consulting services to natural gas, electric power and other energy & industrial end markets	First lien senior secured loan ($2,568 par due 6/2021)	8.50% (Base Rate + 5.00%/Q)	6/30/2015	2,568	2,568	(2)(21)(28)
		First lien senior secured loan ($22,368 par due 6/2021)	7.00% (Libor + 6.00%/Q)	6/30/2015	22,229	22,368	(2)(21)(28)

					24,797	24,936

Faction Holdings, Inc. and The Faction Group LLC (fka PeakColo Holdings, Inc.)(25)	Wholesaler of cloud-based software applications and services	First lien senior secured revolving loan ($2,000 par due 11/2017)	7.75% (Base Rate + 4.25%/Q)	11/3/2014	2,000	2,000	(2)(21)
		First lien senior secured loan ($4,000 par due 5/2019)	9.75% (Libor + 8.75%/Q)	11/3/2014	3,932	4,000	(2)(21)
		First lien senior secured loan ($3,000 par due 12/2019)	9.75% (Libor + 8.75%/Q)	12/3/2015	3,000	3,000	(2)(21)
		Warrant to purchase up to 1,481 shares of Series A preferred stock		12/3/2015	—	—	(2)
		Warrant to purchase up to 2,037 shares of Series A preferred stock		11/3/2014	93	147	(2)

					9,025	9,147

First Insight, Inc.	Software company providing merchandising and pricing solutions to companies worldwide	Warrant to purchase up to 122,827 units of Series C preferred stock		3/20/2014	—	13	(2)

HCPro, Inc. and HCP Acquisition Holdings, LLC(8)	Healthcare compliance advisory services	Senior subordinated loan ($9,810 par due 5/2015)		3/5/2013	2,691	—	(2)(20)
		Class A units (14,293,110 units)		6/26/2008	12,793	—	(2)

					15,484	—

iControl Networks, Inc. and uControl Acquisition, LLC	Software and services company for the connected home market	Second lien senior secured loan ($20,000 par due 3/2019)	9.50% (Libor + 8.50%/Q)	2/19/2015	19,684	20,075	(2)(19)(21)
		Warrant to purchase up to 385,616 shares of Series D preferred stock		2/19/2015	—	173	(2)

					19,684	20,248

IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock		10/15/2012	88	71	(2)

Interactions Corporation	Developer of a speech recognition software based customer interaction system	Second lien senior secured loan ($2,500 par due 7/2019)	9.85% (Libor + 8.85%/Q)	6/16/2015	2,196	2,500	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Second lien senior secured loan ($22,500 par due 7/2019)	9.85% (Libor + 8.85%/Q)	6/16/2015	22,155	22,500	(5)(21)
		Warrant to purchase up to 68,187 shares of Series G-3 convertible preferred stock		6/16/2015	303	303	(2)

					24,654	25,303

Investor Group Services, LLC(7)	Business consulting for private equity and corporate clients	Limited liability company membership interest (5.17% interest)		6/22/2006	—	360

iPipeline, Inc., Internet Pipeline, Inc. and iPipeline Holdings, Inc.(25)	Provider of software solutions to the insurance and financial services industry	First lien senior secured loan ($11,970 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	11,970	11,970	(2)(21)
		First lien senior secured loan ($44,888 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	44,888	44,888	(3)(21)
		First lien senior secured loan ($14,963 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	14,963	14,963	(4)(21)
		Preferred stock (1,485 shares)		8/4/2015	1,485	1,912	(2)
		Common stock (647,542 shares)		8/4/2015	15	—	(2)

					73,321	73,733

IronPlanet, Inc.	Online auction platform provider for used heavy equipment	Warrant to purchase to up to 133,333 shares of Series C preferred stock		9/24/2013	214	214	(2)

Itel Laboratories, Inc.(25)	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)		6/29/2012	1,000	1,183	(2)

Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,685 shares)		12/13/2013	2,221	2,362
		Common stock (16,251 shares)		12/13/2013	2,221	2,304

					4,442	4,666

Maximus Holdings, LLC	Provider of software simulation tools and related services	Warrant to purchase up to 1,050,013 shares of common stock		12/13/2013	—	—

Ministry Brands, LLC and MB Parent Holdings, LLC(25)	Software and payment services provider to faith-based institutions	First lien senior secured loan ($1,571 par due 11/2021)	5.25% (Libor + 4.25%/Q)	11/20/2015	1,571	1,571	(2)(21)
		First lien senior secured loan ($16,688 par due 11/2021)	10.75% (Libor + 9.75%/Q)	11/20/2015	16,688	16,688	(2)(21)
		First lien senior secured loan ($34,250 par due 11/2021)	10.75% (Libor + 9.75%/Q)	11/20/2015	33,912	34,250	(2)(21)
		Class A common units (2,000,000 units)		11/20/2015	2,000	2,000

					54,171	54,509

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Multi-Ad Services, Inc.(7)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	—	404
		Common units (1,725,280 units)		4/1/2010	—	—

					—	404

MVL Group, Inc.(8)	Marketing research provider	Senior subordinated loan ($441 par due 7/2012)		4/1/2010	226	226	(2)(20)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					226	226

NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for appliance, furniture and consumer electronics dealers	Second lien senior secured loan ($24,100 par due 12/2021)	9.75% (Libor + 8.75%/Q)	6/1/2015	24,100	23,136	(2)(21)

PHL Investors, Inc., and PHL Holding Co.(8)	Mortgage services	Class A common stock (576 shares)		7/31/2012	3,768	—	(2)

Poplicus Incorporated	Business intelligence and market analytics platform provider	First lien senior secured loan ($5,000 par due 7/2019)	8.50% (Libor + 7.50%/M)	6/25/2015	4,759	4,900	(5)(21)
		Warrant to purchase up to 2,402,991 shares of Series C preferred stock		6/25/2015	125	125	(5)

					4,884	5,025

PowerPlan, Inc. and Project Torque Ultimate Parent Corporation	Fixed asset financial management software provider	Second lien senior secured loan ($30,000 par due 2/2023)	10.75% (Libor + 9.75%/Q)	2/23/2015	29,742	30,000	(2)(21)
		Second lien senior secured loan ($50,000 par due 2/2023)	10.75% (Libor + 9.75%/Q)	2/23/2015	49,557	50,000	(3)(21)
		Class A common stock (1,980 shares)		2/23/2015	1,980	2,592	(2)
		Class B common stock (989,011 shares)		2/23/2015	20	26	(2)

					81,299	82,618

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	1,130	(2)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	235	(2)

Rocket Fuel Inc.	Provider of open and integrated software for digital marketing optimization	Common stock (11,405 units)		9/9/2014	40	20	(2)

Sonian Inc.	Cloud-based email archiving platform	First lien senior secured loan ($7,500 par due 9/2019)	9.00% (Libor + 8.00%/M)	9/9/2015	7,308	7,350	(5)(21)
		Warrant to purchase up to 169,045 shares of Series C preferred stock		9/9/2015	93	93	(5)

					7,401	7,443

Talari Networks, Inc.	Networking equipment provider	First lien senior secured loan ($6,000 par due 12/2018)	9.75% (Libor + 8.75%/M)	8/3/2015	5,901	6,000	(5)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 421,052 shares of Series D-1 preferred stock		8/3/2015	50	50	(5)

					5,951	6,050

TraceLink, Inc.(25)	Supply chain management software provider for the pharmaceutical industry	First lien senior secured loan ($4,500 par due 1/2019)	8.50% (Libor + 7.00%/M)	1/2/2015	4,413	4,500	(2)(21)
		Warrant to purchase up to 283,353 shares of Series A-2 preferred stock		1/2/2015	146	1,041	(2)

					4,559	5,541

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4,503	2,966

WorldPay Group PLC(9)	Payment processing provider	C2 shares (73,974 shares)		10/21/2015	11	44
		Ordinary shares (1,310,386 shares)		10/21/2015	1,128	5,931

					1,139	5,975

					507,889	480,780		9.29%

Financial Services
AllBridge Financial, LLC(8)	Asset management services	Equity interests		4/1/2010	1,140	8,037

Callidus Capital Corporation(8)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,670

Ciena Capital LLC(8)(25)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14,000 par due 12/2016)	6.00%	11/29/2010	14,000	14,000	(2)
		First lien senior secured loan ($500 par due 12/2016)	12.00%	11/29/2010	500	500	(2)
		First lien senior secured loan ($5,000 par due 12/2016)	12.00%	11/29/2010	5,000	5,000	(2)
		First lien senior secured loan ($2,500 par due 12/2016)	12.00%	11/29/2010	2,500	2,500	(2)
		Equity interests		11/29/2010	38,974	20,835	(2)

					60,974	42,835

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)

Gordian Acquisition Corp.	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)

Imperial Capital Group LLC	Investment services	Class A common units (40,440 units)		5/10/2007	9,832	14,376	(2)
		2006 Class B common units (13,249 units)		5/10/2007	2	3	(2)
		2007 Class B common units (1,652 units)		5/10/2007	—	—	(2)

					9,834	14,379

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Ivy Hill Asset Management, L.P.(8)(10)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	235,526

Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC(10)(25)	Asset-backed financial services	First lien senior secured revolving loan ($50,960 par due 6/2017)	8.48% (Libor + 8.25%/M)	6/24/2014	50,960	50,960	(2)

LSQ Funding Group, L.C. and LM LSQ Investors LLC(10)(25)	Asset based lender	Senior subordinated loan ($30,000 par due 6/2021)	10.50%	6/25/2015	30,000	30,000	(2)
		Membership units (3,000,000 units)		6/25/2015	3,000	2,966

					33,000	32,966

					357,869	414,373		8.01%

Education
Campus Management Corp. and Campus Management Acquisition Corp.(7)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	9,315	(2)

Infilaw Holding, LLC(25)	Operator of for-profit law schools	First lien senior secured revolving loan		8/25/2011	—	—	(23)
		First lien senior secured loan ($3,626 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	3,626	3,626	(3)(21)
		Series A preferred units (124,890 units)	9.50% (Libor + 8.50%/Q)	8/25/2011	124,890	113,650	(2)(21)
		Series B preferred units (3.91 units)		10/19/2012	9,245	9,765	(2)

					137,761	127,041

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	First lien senior secured loan ($1,670 par due 12/2018)	10.50% (Libor + 9.00%/Q)	10/31/2015	1,670	1,670	(2)(21)
		Senior preferred series A-1 shares (163,902 shares)		10/31/2015	119,422	99,514	(2)
		Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	—	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	—	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					126,781	101,184

Lakeland Tours, LLC	Educational travel provider	First lien senior secured loan ($30,750 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	30,750	30,750	(2)(21)
		First lien senior secured loan ($43,967 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	43,960	43,967	(2)(21)
		First lien senior secured loan ($40,362 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	40,334	40,362	(3)(21)
		Common stock (5,000 shares)		10/4/2011	5,000	9,742	(2)

					120,044	124,821

PIH Corporation(25)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($621 par due 12/2018)	7.00% (Libor + 6.00%/Q)	12/13/2013	621	621	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets

R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (1,977 shares)		7/30/2008	494	494	(2)
		Common membership interest (15.76% interest)		9/21/2007	15,800	25,890	(2)
		Warrant to purchase up to 27,890 shares		12/8/2009	—	—	(2)

					16,294	26,384

Regent Education, Inc.(25)	Provider of software solutions designed to optimize the financial aid and enrollment processes	First lien senior secured revolving loan ($1,000 par due 7/2016)	10.00% (Libor + 8.00%/Q)	7/1/2014	1,000	960	(2)(21)
		First lien senior secured loan ($3,000 par due 1/2018)	10.00% (Libor + 8.00%/Q)	7/1/2014	2,927	2,880	(2)(21)
		Warrant to purchase up to 987,771 shares of Series CC preferred stock		7/1/2014	—	62	(2)

					3,927	3,902

Severin Acquisition, LLC(25)	Provider of student information system software solutions to the K-12 education market	Second lien senior secured loan ($4,154 par due 7/2022)	9.75% (Libor + 8.75%/Q)	10/28/2015	4,073	4,071	(2)(21)
		Second lien senior secured loan ($15,000 par due 7/2022)	9.25% (Libor + 8.25%/Q)	7/31/2015	14,718	14,550	(2)(21)

					18,791	18,621

WCI-Quantum Holdings, Inc.	Distributor of instructional products, services and resources	Series A preferred stock (1,272 shares)		10/24/2014	1,000	1,206	(2)

					435,739	413,095		7.99%

Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	Restaurant owner and operator	First lien senior secured loan ($28,581 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	28,581	25,151	(2)(17)(21)
		First lien senior secured loan ($10,919 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	10,922	9,609	(3)(17)(21)
		Promissory note ($21,972 par due 12/2023)		11/27/2006	13,770	1,641	(2)
		Warrant to purchase up to 23,750 units of Series D common stock		12/18/2013	24	—	(2)

					53,297	36,401

Benihana, Inc.(25)	Restaurant owner and operator	First lien senior secured revolving loan ($969 par due 7/2018)	8.25% (Base Rate + 4.75%/Q)	8/21/2012	969	921	(2)(21)
		First lien senior secured loan ($4,839 par due 1/2019)	7.25% (Libor + 6.00%/Q)	8/21/2012	4,839	4,597	(4)(21)

					5,808	5,518

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
DineInFresh, Inc.	Meal-delivery provider	First lien senior secured loan ($7,500 par due 7/2018)	9.75% (Libor + 8.75%/M)	12/19/2014	7,438	7,500	(2)(21)
		Warrant to purchase up to 143,079 shares of Series A preferred stock		12/19/2014	—	4	(2)

					7,438	7,504

Garden Fresh Restaurant Corp.(25)	Restaurant owner and operator	First lien senior secured revolving loan ($1,100 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	1,100	1,100	(2)(21)(24)
		First lien senior secured loan ($40,688 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	40,688	40,688	(3)(21)

					41,788	41,788

Global Franchise Group, LLC and GFG Intermediate Holding, Inc.	Worldwide franchisor of quick service restaurants	First lien senior secured loan ($62,500 par due 12/2019)	10.53% (Libor + 9.53%/Q)	12/18/2014	62,500	62,500	(3)(21)

Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of replacement parts for commercial kitchen equipment	Second lien senior secured loan ($31,645 par due 10/2022)	9.50% (Libor + 8.50%/Q)	10/20/2015	31,645	31,012	(2)(21)
		Preferred units (3,000,000 units)		10/20/2015	3,000	3,000	(2)

					34,645	34,012

Orion Foods, LLC(8)	Convenience food service retailer	First lien senior secured loan ($7,536 par due 9/2015)		4/1/2010	7,536	3,699	(2)(20)
		Second lien senior secured loan ($19,420 par due 9/2015)		4/1/2010	—	—	(2)(20)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					7,536	3,699

OTG Management, LLC(25)	Airport restaurant operator	First lien senior secured revolving loan ($2,300 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	2,300	2,300	(2)(21)
		First lien senior secured loan ($10,756 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	10,756	10,756	(2)(21)
		First lien senior secured loan ($22,101 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	22,101	22,101	(2)(21)
		First lien senior secured loan ($24,688 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	24,688	24,688	(3)(21)
		Common units (3,000,000 units)		1/5/2011	3,000	11,451	(2)
		Warrant to purchase up to 7.73% of common units		6/19/2008	100	22,843	(2)

					62,945	94,139

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($36,309 par due 2/2019)	8.75% (Libor + 7.75%/Q)	3/13/2014	36,076	35,219	(2)(21)

					312,033	320,780		6.20%

Oil and Gas
Lonestar Prospects, Ltd.	Sand proppant producer and distributor to the oil and natural gas industry	First lien senior secured loan ($25,286 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	25,286	24,022	(2)(21)
		First lien senior secured loan ($49,343 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	49,343	46,876	(3)(21)

					74,629	70,898

Petroflow Energy Corporation	Oil and gas exploration and production company	First lien senior secured loan ($52,539 par due 7/2017)		7/31/2014	49,269	19,807	(2)(20)

Primexx Energy Corporation	Privately-held oil and gas exploration and production company	Second lien senior secured loan ($125,000 par due 1/2020)	10.00% (Libor + 9.00%/M)	7/7/2015	124,524	116,250	(2)(21)

UL Holding Co., LLC and Universal Lubricants, LLC(7)	Manufacturer and distributor of re-refined oil products	Second lien senior secured loan ($12,099 par due 12/2016)		4/30/2012	8,717	9,972	(2)(20)
		Second lien senior secured loan ($51,314 par due 12/2016)		4/30/2012	37,043	42,295	(2)(20)
		Second lien senior secured loan ($5,971 par due 12/2016)		4/30/2012	4,272	4,921	(2)(20)
		Class A common units (533,351 units)		6/17/2011	4,993	—	(2)
		Class B-5 common units (272,834 units)		6/17/2011	2,492	—	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)
		Warrant to purchase up to 654,045 shares of Class A units		5/2/2014	—	—	(2)
		Warrant to purchase up to 26,072 shares of Class B-1 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 52,143 shares of Class B-2 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 26,965 shares of Class B-3 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 73,106 shares of Class B-5 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 54,263 shares of Class B-6 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 952,095 shares of Class C units		5/2/2014	—	—	(2)

					57,517	57,188

					305,939	264,143		5.11%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets

Containers and Packaging
Charter NEX US Holdings, Inc.	Producer of high-performance specialty films used in flexible packaging	Second lien senior secured loan ($16,000 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/5/2015	15,787	15,680	(2)(21)

GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)		6/2/2014	500	479	(2)

ICSH, Inc.(25)	Industrial container manufacturer, reconditioner and servicer	First lien senior secured revolving loan		8/30/2011	—	—	(2)(23)
		Second lien senior secured loan ($66,000 par due 12/2019)	10.00% (Libor + 9.00%/Q)	12/31/2015	66,000	66,000	(2)(21)

					66,000	66,000

LBP Intermediate Holdings LLC(25)	Manufacturer of paper and corrugated foodservice packaging	First lien senior secured revolving loan		7/10/2015	—	—	(2)(23)
		First lien senior secured loan ($24,425 par due 7/2020)	6.50% (Libor + 5.50%/Q)	7/10/2015	24,153	24,425	(3)(21)
		First lien senior secured loan ($193 par due 7/2020)	8.00% (Base Rate + 4.50%/Q)	7/10/2015	191	193	(3)(21)

					24,344	24,618

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($142,500 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	142,500	142,500	(2)(21)
		Common stock (50,000 shares)		12/14/2012	3,951	7,270	(2)

					146,451	149,770

					253,082	256,547		4.96%

Food and Beverage
American Seafoods Group LLC and American Seafoods Partners LLC(25)	Harvester and processor of seafood	First lien senior secured loan ($19,850 par due 8/2021)	6.00% (Libor + 5.00%/Q)	8/19/2015	19,598	19,652	(2)(21)
		Second lien senior secured loan ($55,000 par due 2/2022)	10.00% (Libor + 9.00%/Q)	8/19/2015	55,000	53,900	(2)(21)
		Class A units (77,922 units)		8/19/2015	78	75	(2)
		Warrant to purchase up to 7,422,078 Class A units		8/19/2015	7,422	7,160	(2)

					82,098	80,787

Eagle Family Foods Group LLC	Manufacturer and producer of milk products	First lien senior secured loan ($64,775 par due 12/2021)	10.05% (Libor + 9.05%/Q)	12/31/2015	64,277	64,775	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
GF Parent LLC	Producer of low-acid, aseptic food and beverage products	Class A preferred units (2,940 units)		5/13/2015	2,940	2,433	(2)
		Class A common units (59,999.74 units)		5/13/2015	60	—	(2)

					3,000	2,433

Kettle Cuisine, LLC	Manufacturer of fresh refrigerated and frozen food products	Second lien senior secured loan ($28,500 par due 2/2022)	10.50% (Libor + 9.50%/Q)	8/21/2015	28,500	28,500	(2)(21)

KeyImpact Holdings, Inc. and JWC/KI Holdings, LLC(25)	Foodservice sales and marketing agency	First lien senior secured loan ($46,250 par due 11/2021)	7.13% (Libor + 6.13%/Q)	11/16/2015	46,250	45,788	(2)(21)(28)
		Membership units (5,000 units)		11/16/2015	5,000	5,000	(2)

					51,250	50,788

					229,125	227,283		4.39%

Automotive Services
AEP Holdings, Inc. and Arrowhead Holdco Company	Distributor of non-discretionary, mission-critical aftermarket replacement parts	First lien senior secured loan ($45,346 par due 8/2021)	7.25% (Libor + 6.25%/Q)	8/31/2015	45,346	44,893	(2)(21)(28)
		First lien senior secured loan ($904 par due 8/2021)	8.75% (Base Rate + 5.25%/Q)	8/31/2015	904	895	(2)(21)(28)
		Common stock (2,500 shares)		8/31/2015	2,500	2,518	(2)

					48,750	48,306

ChargePoint, Inc.	Developer and operator of electric vehicle charging stations	First lien senior secured loan ($10,000 par due 7/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,821	10,000	(2)(21)
		First lien senior secured loan ($10,000 par due 1/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,567	10,000	(2)(21)
		Warrant to purchase up to 404,563 shares of Series E preferred stock		12/24/2014	327	327	(2)

					19,715	20,327

Dent Wizard International Corporation and DWH Equity Investors, L.P.	Automotive reconditioning services	Second lien senior secured loan ($50,000 par due 10/2020)	10.25% (Libor + 9.25%/Q)	4/7/2015	50,000	50,000	(3)(21)
		Class A Common Stock (10,000 shares)		4/7/2015	333	456	(2)
		Class B Common Stock (20,000 shares)		4/7/2015	667	911	(2)

					51,000	51,367

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Eckler Industries, Inc.(25)	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($2,000 par due 7/2017)	8.50% (Base Rate + 5.00%/Q)	7/12/2012	2,000	1,940	(2)(21)
		First lien senior secured loan ($7,054 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	7,054	6,842	(2)(21)
		First lien senior secured loan ($26,581 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	26,581	25,784	(3)(21)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	—	(2)
		Common stock (20,000 shares)		7/12/2012	200	—	(2)

					37,635	34,566

EcoMotors, Inc.	Engine developer	First lien senior secured loan ($11,480 par due 3/2018)	11.00%	9/1/2015	10,855	11,480	(2)
		Warrant to purchase up to 321,888 shares of Series C preferred stock		12/28/2012	—	347	(2)
		Warrant to purchase up to 70,000 shares of Series C preferred stock		2/24/2015	—	—	(2)

					10,855	11,827

Simpson Performance Products, Inc.	Provider of motorsports safety equipment	First lien senior secured loan ($5,006 par due 2/2020)	9.80% (Libor + 8.80%/Q)	10/19/2015	5,006	5,006	(2)(21)
		First lien senior secured loan ($19,500 par due 2/2020)	9.80% (Libor + 8.80%/Q)	2/20/2015	19,500	19,500	(3)(21)

					24,506	24,506

SK SPV IV, LLC	Collision repair site operators	Series A common stock (12,500 units)		8/18/2014	571	2,679	(2)
		Series B common stock (12,500 units)		8/18/2014	571	2,679	(2)

					1,142	5,358

TA THI Buyer, Inc. and TA THI Parent, Inc.	Collision repair company	Series A preferred stock (50,000 shares)		7/28/2014	5,000	9,297	(2)

					198,603	205,554		3.97%

Commercial Real Estate Finance
10th Street, LLC and New 10th Street, LLC(8)	Real estate holding company	First lien senior secured loan ($25,320 par due 11/2019)	7.00% Cash, 1.00% PIK	3/31/2014	25,320	25,320	(2)
		Senior subordinated loan ($27,235 par due 11/2019)	7.00% Cash, 1.00% PIK	4/1/2010	27,235	27,235	(2)
		Member interest (10.00% interest)		4/1/2010	594	44,520
		Option (25,000 units)		4/1/2010	25	25

					53,174	97,100

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	135

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Crescent Hotels & Resorts, LLC and affiliates(8)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)	15.00%	4/1/2010	—	2,670	(2)
		Common equity interest		4/1/2010	—	—

					—	2,670

					53,174	99,905		1.93%

Chemicals
Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock		3/28/2013	—	6	(2)

K2 Pure Solutions Nocal, L.P.(25)	Chemical Producer	First lien senior secured revolving loan ($5,000 par due 8/2019)	9.125% (Libor + 8.125%/M)	8/19/2013	5,000	4,900	(2)(21)
		First lien senior secured loan ($20,694 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	20,694	20,280	(2)(21)
		First lien senior secured loan ($38,500 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	38,500	37,730	(3)(21)
		First lien senior secured loan ($19,250 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	19,250	18,865	(4)(21)

					83,444	81,775

Kinestral Technologies, Inc.	Designer of adaptive, dynamic glass for the commercial and residential markets	First lien senior secured loan ($10,000 par due 10/2018)	8.75% (Libor + 7.75%/M)	4/22/2014	9,856	10,000	(2)(21)
		Warrant to purchase up to 325,000 shares of Series A preferred stock		4/22/2014	73	151	(2)
		Warrant to purchase up to 131,883 shares of Series B preferred stock		4/9/2015	—	—	(2)

					9,929	10,151

Liquid Light, Inc.	Developer and licensor of process technology for the conversion of carbon dioxide into major chemicals	First lien senior secured loan ($2,556 par due 11/2017)	10.00%	8/13/2014	2,518	2,556	(2)
		Warrant to purchase up to 86,009 shares of Series B preferred stock		8/13/2014	77	74	(2)

					2,595	2,630

					95,968	94,562		1.83%

Hotel Services
Aimbridge Hospitality Holdings, LLC(25)	Hotel operator	First lien senior secured loan ($18,305 par due 10/2018)	8.25% (Libor + 7.00%/Q)	7/15/2015	18,066	18,305	(2)(15)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Castle Management Borrower LLC	Hotel operator	First lien senior secured loan ($5,940 par due 9/2020)	5.50% (Libor + 4.50%/Q)	10/17/2014	5,940	5,940	(2)(21)
		Second lien senior secured loan ($10,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	10,000	10,000	(2)(21)
		Second lien senior secured loan ($55,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	55,000	55,000	(2)(21)

					70,940	70,940

					89,006	89,245		1.73%

Aerospace and Defense
Cadence Aerospace, LLC	Aerospace precision components manufacturer	First lien senior secured loan ($4,074 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	4,057	4,074	(4)(21)
		Second lien senior secured loan ($79,657 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	79,657	77,267	(2)(21)

					83,714	81,341

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	131	131	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,291	2,504	(2)

					2,422	2,635

					86,136	83,976		1.62%

Environmental Services
RE Community Holdings II, Inc., Pegasus Community Energy, LLC., and MPH Energy Holdings, LP	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	—	(2)
		Limited partnership interest (3.13% interest)		1/8/2014	—	—	(2)

					8,839	—

Waste Pro USA, Inc	Waste management services	Second lien senior secured loan ($76,725 par due 10/2020)	8.50% (Libor + 7.50%/Q)	10/15/2014	76,725	76,725	(2)(21)

					85,564	76,725		1.48%

Health Clubs
Athletic Club Holdings, Inc.(25)	Premier health club operator	First lien senior secured loan ($41,000 par due 10/2020)	9.50% (Libor + 8.50%/Q)	10/11/2007	41,000	41,000	(2)(21)

CFW Co-Invest, L.P., NCP Curves, L.P. and Curves International Holdings, Inc.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	3,767	(2)
		Common stock (1,680 shares)		11/12/2014	—	—	(2)(9)
		Limited partnership interest (2,218,235 shares)		7/31/2012	2,218	2,012	(2)(9)

					6,370	5,779

					47,370	46,779		0.90%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Wholesale Distribution
Flow Solutions Holdings, Inc.	Distributor of high value fluid handling, filtration and flow control products	Second lien senior secured loan ($6,000 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	6,000	5,820	(2)(21)
		Second lien senior secured loan ($29,500 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	29,500	28,615	(2)(21)

					35,500	34,435

					35,500	34,435		0.67%

Retail
Paper Source, Inc. and Pine Holdings, Inc.(25)	Retailer of fine and artisanal paper products	First lien senior secured loan ($9,800 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	9,800	9,800	(4)(21)
		Class A common stock (36,364 shares)		9/23/2013	6,000	7,056	(2)

					15,800	16,856

Things Remembered, Inc. and TRM Holdings Corporation(25)	Personalized gifts retailer	First lien senior secured revolving loan ($3,167 par due 5/2017)		5/24/2012	3,126	1,868	(2)(20)
		First lien senior secured loan ($12,878 par due 5/2018)		5/24/2012	12,606	7,598	(4)(20)

					15,732	9,466

					31,532	26,322		0.51%

Telecommunications
Adaptive Mobile Security Limited(9)	Developer of security software for mobile communications networks	First lien senior secured loan ($3,039 par due 7/2018)	10.00% (Libor + 9.00%/M)	1/16/2015	3,196	3,189	(2)(19)(21)
		First lien senior secured loan ($769 par due 10/2018)	10.00% (Libor + 9.00%/M)	1/16/2015	807	807	(2)(19)(21)

					4,003	3,996

American Broadband Communications, LLC, American Broadband Holding Company, and Cameron Holdings of NC, Inc.	Broadband communication services	Warrant to purchase up to 208 shares		11/7/2007	—	7,249
		Warrant to purchase up to 200 shares		9/1/2010	—	6,970

					—	14,219

Startec Equity, LLC(8)	Communication services	Member interest		4/1/2010	—	—

Wilcon Holdings LLC	Communications infrastructure provider	Class A common stock (2,000,000 shares)		12/13/2013	1,829	2,620

					5,832	20,835		0.40%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Printing, Publishing and Media
Batanga, Inc.(25)	Independent digital media company	First lien senior secured revolving loan ($3,000 par due 6/2016)	10.00%	10/31/2012	3,000	3,000	(2)
		First lien senior secured loan ($6,590 par due 6/2017)	10.60%	10/31/2012	6,590	6,650	(2)(19)

					9,590	9,650

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30)%		5/18/2012	—	—

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (10,663 shares)		9/29/2006	1,066	3,875	(2)
		Common stock (15,393 shares)		9/29/2006	3	9	(2)

					1,069	3,884

					10,659	13,534		0.26%

Computers and Electronics
Everspin Technologies, Inc.(25)	Designer and manufacturer of computer memory solutions	First lien senior secured loan ($8,000 par due 6/2019)	8.75% (Libor + 7.75%/M)	6/5/2015	7,533	7,840	(5)(21)
		Warrant to purchase up to 480,000 shares of Series B preferred stock		6/5/2015	355	355	(5)

					7,888	8,195

Liquid Robotics, Inc.	Ocean data services provider utilizing long duration, autonomous surface vehicles	First lien senior secured loan ($5,000 par due 5/2019)	9.00% (Libor + 8.00%/M)	10/29/2015	4,876	4,900	(5)(21)
		Warrant to purchase up to 50,263 shares of Series E preferred stock		10/29/2015	76	74	(5)

					4,952	4,974

					12,840	13,169		0.26%

					$9,147,646	$9,055,496		175.04%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act. In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2015 represented 175% of the Company's net assets or 95% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP, are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary ACJB, are pledged as collateral for the SMBC Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
These assets are owned by the Company's consolidated subsidiary AVF LP, are pledged as collateral for the SBA Debentures and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than AVF LP's obligations (see Note 5 to the consolidated financial statements). AVF LP operates as a SBIC under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended.

(6)
Investments without an interest rate are non-income producing.

(7)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" and "Control" this portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2015 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$—	$—	$—	$—	$—	$—	$—	$(846)
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$41,571	$121,827	$43,170	$5,049	$129	$1,312	$71	$25,920	$(11,656)
Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC	$500	$1,645	$—	$1,930	$—	$—	$133	$—	$888
Investor Group Services, LLC	$—	$—	$—	$—	$—	$107	$—	$333	$(265)
Multi-Ad Services, Inc.	$—	$788	$—	$—	$—	$2,235	$—	$—	$(926)
Shock Doctor, Inc. and Shock Doctor Holdings, LLC	$108,425	$—	$14,000	$6,947	$2,472	$—	$36	$—	$(161)
UL Holding Co., LLC	$—	$251	$—	$—	$—	$—	$—	$—	$4,750
(8)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2015 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC and New 10th Street, LLC	$—	$—	$—	$8,165	$—	$950	$—	$—	$(6,407)
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$2,233
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(32)
Ciena Capital LLC	$—	$18,400	$—	$2,550	$—	$—	$—	$—	$11,328
Community Education Centers, Inc. and CEC Parent Holdings LLC	$—	$—	$—	$3,867	$—	$—	$72	$—	$(693)
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$1,036	$—	$—	$—	$—	$2,670
HCI Equity, LLC	$—	$—	$—	$—	$—	$99	$—	$—	$(270)
HCP Acquisition Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$50,000	$—	$—	$(23,798)
MVL Group, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Orion Foods, LLC	$—	$533	$—	$—	$—	$—	$—	$—	$1,126
PHL Investors, Inc., and PHL Holding Co.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Senior Secured Loan Fund LLC*	$228,676	$329,693	$—	$276,067	$21,970	$—	$26,176	$—	$(81,057)
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Step2 Company, LLC	$—	$—	$—	$3,274	$—	$—	$—	$—	$3,463

  *
  Together with GE, the Company has co-invested through the SSLP. The SSLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).
(9)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
Exception from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(11)
In the first quarter of 2011, the Staff informally communicated to certain BDCs the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under Investment Company Act) (i.e. not eligible to included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that

  Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with the Company's position. Pursuant to Section 55(a) of the Investment Company Act (using the Staff's methodology described above solely for this purpose), 25% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of December 31, 2015.

(12)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $13 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $85 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.50% on $62 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $48 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $19 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.55% on $42 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(19)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(20)
Loan was on non-accrual status as of December 31, 2015.

(21)
Loan includes interest rate floor feature.

(22)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

(23)
As of December 31, 2015, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(24)
As of December 31, 2015, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(25)
As of December 31, 2015, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 7 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Aimbridge Hospitality, LLC	$2,466	$—	$2,466	$—	$—	$2,466
American Seafoods Group LLC	22,125	—	22,125	—	—	22,125
Athletic Club Holdings, Inc.	10,000	—	10,000	—	—	10,000
Batanga, Inc.	4,000	(3,000)	1,000	—	—	1,000
Benihana, Inc.	3,231	(969)	2,262	—	—	2,262
Brandtone Holdings Limited	4,539	—	4,539	—	—	4,539
CCS Intermediate Holdings, LLC	7,500	(5,250)	2,250	—	—	2,250
Chariot Acquisition, LLC	1,000	—	1,000	—	—	1,000
CIBT Holdings, Inc.	26,440	—	26,440	—	—	26,440
Ciena Capital LLC	20,000	(14,000)	6,000	(6,000)	—	—
Competitor Group, Inc.	6,250	(4,950)	1,300	—	—	1,300
Component Hardware Group, Inc.	3,734	(2,241)	1,493	—	—	1,493
Correctional Medical Group Companies, Inc.	163	—	163	—	—	163
Crown Health Care Laundry Services, Inc.	5,000	(1,272)	3,728	—	—	3,728
DCA Investment Holding, LLC	5,800	(145)	5,655	—	—	5,655
Directworks, Inc.	1,000	—	1,000	—	—	1,000
Eckler Industries, Inc.	4,000	(2,000)	2,000	—	—	2,000
EN Engineering, L.L.C.	4,932	—	4,932	—	—	4,932
Everspin Technologies, Inc.	4,000	—	4,000	—	—	4,000
Faction Holdings, Inc.	2,000	(2,000)	—	—	—	—
Garden Fresh Restaurant Corp.	5,000	(3,742)	1,258	—	—	1,258
Greenphire, Inc.	8,000	—	8,000	—	—	8,000
Harvey Tool Company, LLC	752	—	752	—	—	752
ICSH, Inc.	5,000	(703)	4,297	—	—	4,297
Infilaw Holding, LLC	25,000	(9,670)	15,330	—	—	15,330
iPipeline, Inc.	4,000	—	4,000	—	—	4,000
Itel Laboratories, Inc.	2,500	—	2,500	—	—	2,500
Javlin Three LLC	60,000	(50,960)	9,040	—	—	9,040
Joule Unlimited Technologies, Inc.	5,000	—	5,000	—	—	5,000
K2 Pure Solutions Nocal, L.P.	5,000	(5,000)	—	—	—	—
KeyImpact Holdings, Inc.	12,500	—	12,500	—	—	12,500
LBP Intermediate Holdings LLC	850	(54)	796	—	—	796
LSQ Funding Group, L.C.	10,000	—	10,000	—	—	10,000
Massage Envy, LLC	5,000	—	5,000	—	—	5,000
McKenzie Sports Products, LLC	12,000	—	12,000	—	—	12,000
Ministry Brands LLC	4,991	—	4,991	—	—	4,991
MW Dental Holding Corp.	17,250	(3,500)	13,750	—	—	13,750
My Health Direct, Inc.	1,000	—	1,000	—	—	1,000
Niagara Fiber Intermediate Corp.	1,881	(1,881)	—	—	—	—
Nordco Inc	11,250	(3,750)	7,500	—	—	7,500
OmniSYS Acquisition Corporation	2,500	—	2,500	—	—	2,500
OTG Management, LLC	19,369	(2,300)	17,069	—	—	17,069
Paper Source, Inc.	2,500	—	2,500	—	—	2,500
PerfectServe, Inc.	5,000	—	5,000	—	—	5,000
PIH Corporation	3,314	(621)	2,693	—	—	2,693
Regent Education, Inc.	2,000	(1,000)	1,000	—	—	1,000
RuffaloCODY, LLC	7,683	—	7,683	—	—	7,683
Severin Acquisition, LLC	2,900	—	2,900	—	—	2,900
Things Remembered, Inc.	5,000	(3,167)	1,833	—	—	1,833
TPTM Merger Corp.	2,500	(750)	1,750	—	—	1,750
TraceLink, Inc.	3,000	—	3,000	—	—	3,000
TWH Water Treatment Industries, Inc.	8,960	—	8,960	—	—	8,960
Urgent Cares of America Holdings I, LLC	16,000	—	16,000	—	—	16,000
Zemax, LLC	3,000	—	3,000	—	—	3,000

	$418,880	$(122,925)	$295,955	$(6,000)	$—	$289,955

(26)
As of December 31, 2015, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

Portfolio Company	Total private equity commitments	Less: funded private equity commitments	Total unfunded private equity commitments	Less: private equity commitments substantially at the discretion of the Company	Total net adjusted unfunded private equity commitments
Imperial Capital Private Opportunities, LP	$50,000	$(6,794)	$43,206	$(43,206)	$—
Partnership Capital Growth Investors III, L.P.	5,000	(4,037)	963	—	963
PCG—Ares Sidecar Investment, L.P. and PCG—Ares Sidecar Investment II, L.P.	50,000	(8,652)	41,348	(41,348)	—
Piper Jaffray Merchant Banking Fund I, L.P.	2,000	(1,413)	587	—	587

	$107,000	$(20,896)	$86,104	$(84,554)	$1,550

(27)
As of December 31, 2015, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitment to fund delayed draw loans of up to $32.6 million. See Note 4 to the consolidated financial statements for more information on the SSLP.

(28)
Loan is included as part of a forward sale agreement. See Note 6 to the consolidated financial statements for more information on the forward sale agreement.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

(in thousands, except per share data)

(unaudited)

	Common Stock				Accumulated Net Realized Loss on Investments, Foreign Currency Transactions, Extinguishment of Debt and Other Assets
						Net Unrealized Losses on Investments, Foreign Currency and Other Transactions
				Accumulated Overdistributed Net Investment Income
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2015	314,347	$314	$5,318,277	$(894)	$(53,013)	$(91,352)	$5,173,332
Repurchases of common stock	(393)	—	(5,477)	—	—	—	(5,477)
Net increase in stockholders' equity resulting from operations	—	—	—	112,730	27,348	(8,537)	131,541
Dividends declared and payable ($0.38 per share)	—	—	—	(119,452)	—	—	(119,452)

Balance at March 31, 2016	313,954	$314	$5,312,800	$(7,616)	$(25,665)	$(99,889)	$5,179,944

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

(unaudited)

	For the Three Months Ended March 31,
	2016	2015
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$131,541	$100,576
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Realized losses on extinguishment of debt	—	3,839
Net realized gains on investments and foreign currency transactions	(27,348)	(31,754)
Net unrealized losses on investments, foreign currency and other transactions	8,537	49,016
Net accretion of discount on investments	(1,332)	(1,098)
Payment-in-kind interest and dividends	(8,177)	(8,126)
Amortization of debt issuance costs	3,858	4,396
Accretion of net discount on notes payable	2,636	4,062
Depreciation	180	183
Proceeds from sales and repayments of investments	488,500	1,060,759
Purchases of investments	(494,291)	(573,447)
Changes in operating assets and liabilities:
Interest receivable	(6,104)	20,779
Other assets	1,372	3,712
Base management fees payable	634	(581)
Income based fees payable	(2,112)	(3,705)
Capital gains incentive fees payable	3,762	(28,213)
Accounts payable and other liabilities	(7,266)	(24,663)
Interest and facility fees payable	(15,274)	70

Net cash provided by operating activities	79,116	575,805

FINANCING ACTIVITIES:
Borrowings on debt	2,432,000	565,370
Repayments and repurchases of debt	(2,566,000)	(1,064,750)
Debt issuance costs	(74)	(3,937)
Dividends paid	(119,452)	(135,066)
Repurchases of common stock	(5,477)	—

Net cash used in financing activities	(259,003)	(638,383)
CHANGE IN CASH AND CASH EQUIVALENTS	(179,887)	(62,578)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	257,056	194,555

CASH AND CASH EQUIVALENTS, END OF PERIOD	$77,169	$131,977

Supplemental Information:
Interest paid during the period	$57,649	$49,260
Taxes, including excise tax, paid during the period	$12,838	$9,074
Dividends declared and payable during the period	$119,452	$135,066

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of March 31, 2016

(unaudited)

(in thousands, except per share data, percentages and as otherwise indicated;
for example, with the words "million,""billion" or otherwise)

1.     ORGANIZATION

        Ares Capital Corporation (the "Company" or "ARCC") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. The Company has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). The Company has elected to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs.

        The Company's investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, the Company also makes equity investments.

        The Company is externally managed by Ares Capital Management LLC ("Ares Capital Management" or the Company's "investment adviser"), a subsidiary of Ares Management, L.P. ("Ares Management" or "Ares"), a publicly traded, leading global alternative asset manager, pursuant to an investment advisory and management agreement. Ares Operations LLC ("Ares Operations" or the Company's "administrator"), a subsidiary of Ares Management, provides certain administrative and other services necessary for the Company to operate.

2.     SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and include the accounts of the Company and its consolidated subsidiaries. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") 946. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

        Interim financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period presented, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2016.

  Cash and Cash Equivalents

        Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market account. Cash and cash equivalents are carried at cost which approximates fair value.

  Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

  Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

        Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Company looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of the Company's investments) are valued at fair value as determined in good faith by the Company's board of directors, based on, among other things, the input of the Company's investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of the Company's board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 55% of the Company's portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, the Company's independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, the Company's investment valuation process within the context of performing the integrated audit.

        As part of the valuation process, the Company may take into account the following types of factors, if relevant, in determining the fair value of the Company's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company considers the pricing indicated by the external event to corroborate its valuation.

        Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The Company's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  The Company's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the Company's portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the Company's investment adviser's management and investment professionals, and then valuation recommendations are presented to the Company's board of directors.

  •
  The audit committee of the Company's board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, who review a minimum of 55% of the Company's portfolio at fair value.

  •
  The Company's board of directors discusses valuations and ultimately determines the fair value of each investment in the Company's portfolio without a readily available market quotation in good faith based on, among other things, the input of the Company's investment adviser, audit committee and, where applicable, independent third-party valuation firms.

        See Note 8 for more information on the Company's valuation process.

  Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

  Payment-in-Kind Interest

        The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

  Capital Structuring Service Fees and Other Income

        The Company's investment adviser seeks to provide assistance to its portfolio companies and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan.

        Other income includes fees for management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

  Foreign Currency Translation

        The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

  Derivative Instruments

        The Company does not utilize hedge accounting and as such values its derivatives at fair value with the unrealized gains or losses recorded in "net unrealized gains (losses) from foreign currency and other transactions" in the Company's consolidated statement of operations.

  Equity Offering Expenses

        The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

  Debt Issuance Costs

        Debt issuance costs are amortized over the life of the related debt instrument using the straight line method or the effective yield method, depending on the type of debt instrument.

  Income Taxes

        The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company (among other requirements) has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal corporate-level income taxes.

        Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

        Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.

  Dividends to Common Stockholders

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Company's board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although the Company may decide to retain such capital gains for investment.

        The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Company's board of directors authorizes, and the Company declares, a cash dividend, then the Company's stockholders who have not "opted out" of the Company's dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company's common stock, rather than receiving the cash dividend. The Company intends to use primarily newly issued shares to implement the dividend reinvestment plan (so long as the Company is trading at a premium to net asset value). If the Company's shares are trading at a discount to net asset value and the Company is otherwise permitted under applicable law to purchase such shares, the Company may purchase shares in the open market in connection with the Company's obligations under the dividend reinvestment plan. However, the Company reserves the right to issue new shares of the Company's common stock in connection with the Company's obligations under the dividend reinvestment plan even if the Company's shares are trading below net asset value.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

  Recent Accounting Pronouncements

        In February 2015, the Financial Accounting Standards Board (the "FASB") issued ASU No. 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis. The new guidance modifies the consolidation analysis for limited partnerships and similar type entities as well as variable interests in a variable interest entity, particularly those that have fee arrangements and related party relationships. Additionally, it provides a scope exception to the consolidation guidance for certain entities. The amendments in ASU No. 2015-02 are effective for annual reporting periods beginning after December 15, 2015. The Company adopted ASU No. 2015-02 as of March 31, 2016 and there was no material impact of adopting this ASU on the Company's consolidated financial statements.

        In April 2015, the FASB issued ASU No. 2015-03, Interest-Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. The new guidance modifies the requirements for reporting debt issuance costs. Under the amendments in ASU No. 2015-03, debt issuance costs related to a recognized debt liability will no longer be recorded as a separate asset, but will be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by ASU No. 2015-03. In addition, in August 2015, the FASB issued ASU No. 2015-15, Interest-Imputation of Interest (Subtopic 835-30). The additional guidance reiterates that the Securities and Exchange Commission ("SEC") would not object to an entity deferring and presenting debt issuance costs related to a line of credit arrangement as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line of credit arrangement, regardless of whether there are any outstanding borrowings. ASU No. 2015-03 and ASU No. 2015-15 are required to be applied retrospectively for periods beginning after December 15, 2015. The Company adopted ASU No. 2015-03 as of March 31, 2016. Prior to ASU No. 2015-03, deferred debt issuance costs related to term debt were reported on the balance sheet as other assets and amortized as interest expense. The consolidated balance sheet as of December 31, 2015 has been adjusted to apply the change in accounting principle retrospectively. There is no effect on the statement of operations as a result of the change in accounting principle. Debt issuance costs related to term debt of $24.5 million previously reported within other assets on the consolidated balance sheet as of December 31, 2015 have been reclassified as a direct deduction from the carrying amount of the related debt liability. ASU No. 2015-03 had no impact on the presentation or amortization of the debt issuance costs related to the Company's revolving credit facilities.

        In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The new guidance removed the requirement that investments for which net asset value is determined based on practical expedient reliance be reported utilizing the fair value hierarchy. ASU No. 2015-07 is required to be applied retrospectively for periods beginning after December 15, 2015. The Company adopted ASU No. 2015-07 as of March 31, 2016, and thereby removed any investments valued in this manner from the fair value disclosures. See Note 8 for more information regarding the impact on the fair value disclosures.

        In May 2014, the FASB issued Accounting Standards Update ("ASU") No. 2014-09, "Revenue from Contracts with Customers (Topic 606)." The guidance in this ASU supersedes the revenue recognition requirements in Topic 605, "Revenue Recognition." Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. In March 2016, the FASB issued ASU No. 2016-08, "Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations", which clarifies the guidance in ASU No. 2014-09 and has the same effective date as the original standard. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

        In February 2016, the FASB issued ASU No. 2016-02, "Leases (Topic 842)." The guidance in this ASU supersedes the leasing guidance in Topic 840, "Leases." Under the new guidance, lessees are required to recognize lease assets and lease liabilities on the balance sheet for those leases previously classified as operating leases. The amendments in ASU No. 2016-02 are effective for annual reporting periods beginning after December 15, 2018, including interim periods within that reporting period, with early adoption permitted. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

3.     AGREEMENTS

  Investment Advisory and Management Agreement

        The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of the Company's board of directors, Ares Capital Management provides investment advisory and management services to the Company. For providing these services, Ares Capital Management receives fees from the Company consisting of a base management fee, a fee based on the Company's net investment income ("income based fee") and a fee based on the Company's net capital gains ("capital gains incentive fee"). The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        The base management fee is calculated at an annual rate of 1.5% based on the average value of the Company's total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

        The income based fee is calculated and payable quarterly in arrears based on the Company's net investment income excluding income based fees and capital gains incentive fees ("pre-incentive fee net investment income") for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the income based fee and capital gains incentive fee accrued under GAAP). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash. The Company's investment adviser is not under any obligation to reimburse the Company for any part of the income based fees it received that was based on accrued interest that the Company never actually received.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains and losses. Because of the structure of the income based fee, it is possible that the Company may pay such fees in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable income based fee even if the Company has incurred a loss in that quarter due to realized and/or unrealized capital losses.

        Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company's net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, the Company may be able to invest its funds in debt instruments that provide for a higher return, which may increase the Company's pre-incentive fee net investment income and make it easier for the Company's investment adviser to surpass the fixed hurdle rate and receive an income based fee based on such net investment income. To the extent the Company has retained pre-incentive fee net investment income that has been used to calculate the income based fee, it is also included in the amount of the Company's total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        The Company pays its investment adviser an income based fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no income based fee in any calendar quarter in which the Company's pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. The Company refers to this portion of its pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide the Company's investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        The capital gains incentive fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of the Company's cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) the Company's cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date the Company completed its initial public offering). Realized capital gains and losses include gains and losses on investments and foreign currencies, gains and losses on extinguishment of debt and other assets, as well as any income tax expense related to realized gains and losses. If such amount is positive at the end of such year, then the capital gains incentive fee for such year is equal to 20% of such amount, less the aggregate amount of capital gains incentive fees paid in all prior years. If such amount is negative, then there is no capital gains incentive fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company's portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company's portfolio as of the applicable capital gains incentive fee calculation date and (b) the accreted or amortized cost basis of such investment.

        Notwithstanding the foregoing, as a result of an amendment to the capital gains incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if the Company is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by the Company (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the capital gains incentive fee , the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company's financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

        The Company defers cash payment of any income based fees and capital gains incentive fees otherwise earned by the Company's investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the Company's stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) is less than 7.0% of the Company's net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred income based fees and capital gains incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

        There was no capital gains incentive fee earned by the Company's investment adviser as calculated under the investment advisory and management agreement (as described above) for the three months ended March 31, 2016. However, in accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $46,027 as of March 31, 2016, of which $46,027 is not currently due under the investment advisory and management agreement. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual capital gains incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of March 31, 2016, the Company has paid capital gains incentive fees since inception totaling $57,404. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

        For the three months ended March 31, 2016, base management fees were $34,759, income based fees were $29,122 and the capital gains incentive fees calculated in accordance with GAAP were $3,762. For the three months ended March 31, 2015, base management fees were $33,916, income based fees were $29,365 and the reduction in capital gains incentive fees calculated in accordance with GAAP was $4,220.

  Administration Agreement

        The Company is party to an administration agreement, referred to herein as the "administration agreement", with its administrator, Ares Operations. Pursuant to the administration agreement, Ares Operations furnishes the Company with office equipment and clerical, bookkeeping and record keeping services at the Company's office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, the Company's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and reports filed with the SEC. In addition, Ares Operations assists the Company in determining and publishing its net asset value, assists the Company in providing managerial assistance to its portfolio companies, oversees the preparation and filing of the Company's tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the administration agreement are equal to an amount based upon its allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including the Company's allocable portion of the compensation of certain of its officers (including the Company's chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        For the three months ended March 31, 2016 and 2015, the Company incurred $3,423 and $3,456, respectively, in administrative fees. As of March 31, 2016, $3,423 of these fees were unpaid and included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

4.     INVESTMENTS

        As of March 31, 2016 and December 31, 2015, investments consisted of the following:

	As of
	March 31, 2016		December 31, 2015
	Amortized Cost(1)	Fair Value	Amortized Cost(1)	Fair Value
First lien senior secured loans	$2,708,801	$2,622,296	$2,735,232	$2,638,784
Second lien senior secured loans	2,941,870	2,864,181	2,944,551	2,861,294
Subordinated certificates of the SSLP(2)	1,938,446	1,889,734	1,935,401	1,884,861
Senior subordinated debt	698,234	691,295	663,003	654,066
Preferred equity securities	458,155	381,808	435,063	375,830
Other equity securities	424,803	622,787	434,396	640,526
Commercial real estate	—	—	—	135

Total	$9,170,309	$9,072,101	$9,147,646	$9,055,496

(1)
The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

(2)
The proceeds from these certificates were applied to co-investments with General Electric Capital Corporation ("GECC") and GE Global Sponsor Finance LLC (collectively, "GE") to fund first lien senior secured loans to 38 and 41 different borrowers as of March 31, 2016 and December 31, 2015, respectively.

        The industrial and geographic compositions of the Company's portfolio at fair value as of March 31, 2016 and December 31, 2015 were as follows:

	As of
	March 31, 2016	December 31, 2015
Industry
Investment Funds and Vehicles(1)	21.2%	21.2%
Healthcare Services	14.7	14.6
Other Services	9.2	9.0
Consumer Products	7.7	7.7
Power Generation	6.6	6.3
Business Services	6.2	5.3
Manufacturing	5.8	6.0
Financial Services	4.3	4.6
Education	3.8	4.6
Restaurants and Food Services	3.6	3.5
Oil and Gas	3.0	2.9
Containers and Packaging	2.8	2.8
Food and Beverage	2.4	2.5
Automotive Services	2.4	2.3
Commercial Real Estate Finance	1.1	1.1
Other	5.2	5.6

Total	100.0%	100.0%

(1)
Includes the Company's investment in the unconsolidated Delaware limited liability company, the Senior Secured Loan Fund LLC (d/b/a the "Senior Secured Loan Program"

  or the "SSLP"), which had made first lien senior secured loans to 38 and 41 different borrowers as of March 31, 2016 and December 31, 2015, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

	As of
	March 31, 2016	December 31, 2015
Geographic Region
West(1)	38.1%	37.9%
Midwest	24.0	23.8
Southeast	20.5	20.3
Mid Atlantic	13.1	13.7
Northeast	2.4	2.3
International	1.9	2.0

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SSLP, which represented 20.8% and 20.8% of the total investment portfolio at fair value as of March 31, 2016 and December 31, 2015, respectively.

        As of March 31, 2016, 1.3% of total investments at amortized cost (or 0.6% of total investments at fair value) were on non-accrual status. As of December 31, 2015, 2.6% of total investments at amortized cost (or 1.7% of total investments at fair value) were on non-accrual status.

  Senior Direct Lending Program

        In December 2015, the Company established a joint venture with Varagon Capital Partners ("Varagon") to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, to U.S. middle-market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE:AIG) and other partners. The joint venture is called the Senior Direct Lending Program (the "SDLP"). It is expected that the SDLP will commit and hold individual loans of up to $300 million. The Company may co-invest directly with the SDLP to accommodate larger transactions. The Company will provide capital to the SDLP in the form of subordinated certificates (the "SDLP Certificates"), and Varagon will provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. It is expected that the Company and Varagon will own 87.5% and 12.5%, respectively, of any outstanding SDLP Certificates.

        As of March 31, 2016, the Company and Varagon had agreed to make capital available to the SDLP of $2.9 billion in the aggregate, of which no amounts were funded. The SDLP will be capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of the Company and Varagon (with approval from a representative of each required). As of March 31, 2016, the Company had agreed to make available to the SDLP (subject to the approval of the investment committee of the SDLP as described above) approximately $591 million, of which no amounts were committed or funded. The SDLP Certificates will pay a coupon of LIBOR plus a stated spread and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

        See Note 6 for more information regarding a forward sale agreement between the Company and the SDLP.

  Senior Secured Loan Program

        The Company has co-invested in first lien senior secured loans of middle market companies with GE through the SSLP. The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The Company has provided capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates").

        In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with the Company in the SSLP, to Canada Pension Plan Investment Board ("CPPIB"). This sale excluded GE's interest in the SSLP, and GE and the Company continue to operate the SSLP. The Company and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, the Company and GE may provide capital to support the SSLP's funding of existing commitments (see below) and other amounts to its portfolio companies. On August 24, 2015, the Company was advised that GECC, as the holder of the senior notes of the SSLP (the "Senior Notes"), directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes the Company). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide the Company and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between the Company and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. The Company has been in dialogue with GE and CPPIB to determine if there is an opportunity to work together; however, to date there has been no agreement in respect of the SSLP as a result of these discussions and there can be no assurance that such discussions will continue or any such agreement will be reached. In addition to discussions with CPPIB and GECC, the Company is also exploring other options with respect to the SSLP's portfolio, although there can be no assurance that the Company will pursue any of them.

        As of March 31, 2016 and December 31, 2015, GE and the Company had outstanding amounts funded of approximately $7.6 billion and $8.5 billion in aggregate principal amount, respectively, to the SSLP. As discussed above, the Company anticipates that no new investments will be made by the SSLP and that the Company and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. As of March 31, 2016 and December 31, 2015, the SSLP had commitments to fund delayed draw loans to certain of its portfolio companies of $145.4 million and $198.6 million, respectively, which had been approved by the investment committee of the SSLP as described above.

        As of March 31, 2016 and December 31, 2015, the Company had outstanding amounts funded of approximately $2.0 billion and $2.0 billion in aggregate principal amount, respectively, to the SSLP. Additionally, as of March 31, 2016 and December 31, 2015, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitments to fund delayed draw loans to portfolio companies of up to $23.6 million and $32.6 million, respectively. As discussed above, it is not anticipated that the Company will make new investments through the SSLP.

        As of March 31, 2016 and December 31, 2015, the SSLP had total assets of $7.6 billion and $8.5 billion, respectively. As of March 31, 2016 and December 31, 2015, GE's investment in the SSLP consisted of the Senior Notes of $5.3 billion and $6.2 billion, respectively, and SSLP Certificates of $286.3 million and $285.8 million, respectively. As of March 31, 2016 and December 31, 2015, the Company and GE owned 87.5% and 12.5%, respectively, of the outstanding SSLP Certificates.

        The SSLP Certificates pay a weighted average coupon of LIBOR plus approximately 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SSLP Certificates that is greater than the stated coupon. The SSLP Certificates are junior in right of payment to the Senior Notes held by GE. The Company expects that for so long as principal proceeds from SSLP repayments are directed entirely to repay the Senior Notes as discussed above, the yield on the SSLP Certificates will decline.

        The SSLP's portfolio consisted of first lien senior secured loans to 38 and 41 different borrowers as of March 31, 2016 and December 31, 2015, respectively. As of March 31, 2016 and December 31, 2015, the portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies. As of March 31, 2016 and December 31, 2015, none of these loans were on non-accrual status. As of March 31, 2016 and December 31, 2015, the largest loan to a single borrower in the SSLP's portfolio in aggregate principal amount was $342.5 million and $345.9 million, respectively, and the five largest loans to borrowers in the SSLP totaled $1.5 billion and $1.6 billion, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

        The amortized cost and fair value of the SSLP Certificates held by the Company were $1.9 billion and $1.9 billion, respectively, as of March 31, 2016, and $1.9 billion and $1.9 billion, respectively, as of December 31, 2015. The Company's yield on its investment in the SSLP at fair value was 12.1% and 12.3% as of March 31, 2016 and December 31, 2015, respectively. For the three months ended March 31, 2016 and 2015, the Company earned interest income of $58.8 million and $68.3 million, respectively, from its investment in the SSLP Certificates. The Company is also entitled to certain fees in connection with the SSLP. For the three months ended March 31, 2016 and 2015, in connection with the SSLP, the Company earned capital structuring service, sourcing and other fees totaling $5.8 million and $14.7 million, respectively.

  Ivy Hill Asset Management, L.P.

        Ivy Hill Asset Management, L.P. ("IHAM") is an asset management services company and an SEC-registered investment adviser. The Company has made investments in IHAM, its wholly owned portfolio company and previously made investments in certain vehicles managed by IHAM. As of March 31, 2016, IHAM had assets under management of approximately $3.6 billion. As of March 31, 2016, IHAM managed 16 vehicles and served as the sub-manager/sub-servicer for three other vehicles (these vehicles managed or sub-managed/sub-serviced by IHAM are collectively referred to as the "IHAM Vehicles"). IHAM earns fee income from managing the IHAM Vehicles and has also invested in certain of these vehicles as part of its business strategy. As of March 31, 2016 and December 31, 2015, IHAM had total investments of $217.0 million and $233.0 million, respectively. For the three months ended March 31, 2016 and 2015, IHAM had management and incentive fee income of $4.0 million and $4.0 million, respectively, and other investment-related income of $5.7 million and $4.0 million, respectively.

        The amortized cost and fair value of the Company's investment in IHAM was $171.0 million and $232.9 million, respectively, as of March 31, 2016, and $171.0 million and $235.5 million, respectively, as of December 31, 2015. For the three months ended March 31, 2016 and 2015, the Company received distributions consisting entirely of dividend income from IHAM of $10.0 million and $20.0 million, respectively. The dividend income for the three months ended March 31, 2015, included additional dividends of $10.0 million in addition to the quarterly dividends generally paid by IHAM.

        From time to time, IHAM or certain IHAM Vehicles may purchase investments from, or sell investments to, the Company. For any such sales or purchases by the IHAM Vehicles to or from the Company, the IHAM Vehicles must obtain approval from third parties unaffiliated with the Company or IHAM, as applicable. During the three months ended March 31, 2016 and 2015, IHAM or certain of the IHAM Vehicles purchased $65.4 million and $258.0 million, respectively, of investments from the

Company. Net realized gains of $0.1 million and $0.1 million was recorded by the Company on these transactions for the three months ended March 31, 2016 and 2015, respectively. During the three months ended March 31, 2016 and 2015, the Company did not purchase any investments from the IHAM Vehicles.

        IHAM is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers, employees and respective staff in performing its obligations under the IHAM administration agreement.

5.     DEBT

        In accordance with the Investment Company Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 200% after such borrowing. As of March 31, 2016 the Company's asset coverage was 226%.

        The Company's outstanding debt as of March 31, 2016 and December 31, 2015 were as follows:

	As of
	March 31, 2016					December 31, 2015
	Total Aggregate Principal Amount Committed/ Outstanding(1)		Principal Amount Outstanding	Carrying Value		Total Aggregate Principal Amount Committed/ Outstanding(1)	Principal Amount Outstanding	Carrying Value
Revolving Credit Facility	$1,290,000	(2)	$1,170,000	$1,170,000		$1,290,000	$515,000	$515,000
Revolving Funding Facility	540,000	(3)	118,000	118,000		540,000	250,000	250,000
SMBC Funding Facility	400,000		25,000	25,000		400,000	110,000	110,000
SBA Debentures	75,000		25,000	24,432		75,000	22,000	21,491
February 2016 Convertible Notes	—		—	—	(4)	575,000	575,000	573,935	(5)
June 2016 Convertible Notes	230,000		230,000	229,194	(5)	230,000	230,000	228,008	(5)
2017 Convertible Notes	162,500		162,500	160,470	(5)	162,500	162,500	159,958	(5)
2018 Convertible Notes	270,000		270,000	265,039	(5)	270,000	270,000	264,392	(5)
2019 Convertible Notes	300,000		300,000	294,903	(5)	300,000	300,000	294,479	(5)
2018 Notes	750,000		750,000	743,516	(6)	750,000	750,000	742,954	(6)
2020 Notes	600,000		600,000	594,533	(7)	600,000	600,000	594,201	(7)
October 2022 Notes	182,500		182,500	178,049	(8)	182,500	182,500	177,912	(8)
2047 Notes	229,557		229,557	181,676	(9)	229,557	229,557	181,604	(9)

Total	$5,029,557		$4,062,557	$3,984,812		$5,604,557	$4,196,557	$4,113,934

(1)
Subject to borrowing base, leverage and other restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility (as defined below) to a maximum of $1,935,000. See Note 15 for a subsequent event relating to an amendment to the Revolving Credit Facility.

(3)
Provides for a feature that allows the Company and Ares Capital CP (as defined below), under certain circumstances, to increase the size of Revolving Funding Facility (as defined below) to a maximum of $865,000.

(4)
See below for more information on the repayment of the February 2016 Convertible Notes (as defined below).

(5)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below) and the February 2016 Convertible Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuances of such notes. As of March 31, 2016, the total unamortized debt issuance costs and the unaccreted discount for the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes (each as defined below) were $806, $2,030, $4,961 and $5,097, respectively. As of December 31, 2015, the total unamortized debt issuance costs and the unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes were $1,065, $1,992, $2,542, $5,608 and $5,521, respectively.

(6)
Represents the aggregate principal amount outstanding of the 2018 Notes (as defined below) less unamortized debt issuance costs and plus the net unamortized premium that was recorded upon the issuances of the 2018 Notes. As of March 31, 2016 and December 31, 2015, the total unamortized debt issuance costs less the net unamortized premium were $6,484 and $7,046, respectively.

(7)
Represents the aggregate principal amount outstanding of the 2020 Notes (as defined below) less unamortized debt issuance costs and the net unaccreted discount recorded upon the issuances of the 2020 Notes. As of March 31, 2016 and December 31, 2015, the total unamortized debt issuance costs and the net unaccreted discount were $5,467 and $5,799, respectively.

(8)
Represents the aggregate principal amount outstanding of the October 2022 Notes (as defined below) less unamortized debt issuance costs. As of March 31, 2016 and December 31, 2015, the total unamortized debt issuance costs were $4,451 and $4,588, respectively.

(9)
Represents the aggregate principal amount outstanding of the 2047 Notes (as defined below) less the unaccreted purchased discount recorded as a part of the Allied Acquisition (as defined below). As of March 31, 2016 and December 31, 2015, the total unaccreted purchased discount was $47,881 and $47,953, respectively.

        The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all the Company's outstanding debt as of March 31, 2016 were 4.0% and 4.8 years, respectively, and as of December 31, 2015 were 4.4% and 4.5 years, respectively.

  Revolving Credit Facility

        The Company is party to a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), which as of March 31, 2016 allowed the Company to borrow up to $1,290,000 at any one time outstanding. As of March 31, 2016, the end of the revolving period and the stated maturity date for the Revolving Credit Facility were May 4, 2019 and May 4, 2020, respectively. The Revolving Credit Facility also provides for a feature that allowed the Company as of March 31, 2016, under certain circumstances, to increase in the size of the Revolving Credit Facility to a maximum of $1,935,000. The Revolving Credit Facility generally requires payments of interest at the end of each

LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans, and monthly payments of interest on other loans. From the end of the revolving period to the stated maturity date, the Company is required to repay outstanding principal amounts under the Revolving Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding principal amount at the end of the revolving period. See Note 15 for a subsequent event relating to the Revolving Credit Facility.

        Under the Revolving Credit Facility, the Company is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of the Company and its consolidated subsidiaries (subject to certain exceptions) of not less than 2.0:1.0, (f) limitations on pledging certain unencumbered assets, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and certain of its subsidiaries. These covenants are subject to important limitations and exceptions that are described in the documents governing the Revolving Credit Facility. Amounts available to borrow under the Revolving Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company's portfolio that are pledged as collateral. As of March 31, 2016, the Company was in compliance in all material respects with the terms of the Revolving Credit Facility.

        As of March 31, 2016 and December 31, 2015, there were $1,170,000 and $515,000 outstanding, respectively, under the Revolving Credit Facility. As of March 31, 2016, the Revolving Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $150,000. As of March 31, 2016 and December 31, 2015, the Company had $24,273 and $24,111, respectively, in letters of credit issued through the Revolving Credit Facility. The amount available for borrowing under the Revolving Credit Facility is reduced by any letters of credit issued. As of March 31, 2016, there was $95,727 available for borrowing (net of letters of credit issued) under the Revolving Credit Facility.

        Since March 26, 2015, the interest rate charged on the Revolving Credit Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility), in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of March 31, 2016, the interest rate in effect was LIBOR plus 1.75%. From May 2, 2013 to March 25, 2015, the interest rate charged on the Revolving Credit Facility was based on an applicable spread of 2.00% over LIBOR or an applicable spread of 1.00% over an "alternate base rate." As of March 31, 2016, the one, two, three and six month LIBOR was 0.44%, 0.52%, 0.63% and 0.90%, respectively. As of December 31, 2015, the one, two, three and six month LIBOR was 0.43%, 0.51%, 0.61% and 0.85%, respectively. In addition to the stated interest expense on the Revolving Credit Facility, the Company is required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. Since March 26, 2015, the Company is also required to pay a letter of credit fee of either 2.00% or 2.25% per annum on letters of credit issued, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. Prior to and including March 25, 2015, the Company paid a letter of credit fee of 2.25% per annum on letters of credit issued.

        The Revolving Credit Facility is secured by certain assets in the Company's portfolio and excludes investments held by Ares Capital CP under the Revolving Funding Facility, those held by ACJB under the SMBC Funding Facility and those held by AVF LP under the SBA Debentures, each as described below, and certain other investments.

        For the three months ended March 31, 2016 and 2015, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility were as follows:

	For the Three Months Ended March 31,
	2016	2015
Stated interest expense	$4,919	$80
Facility fees	486	1,300
Amortization of debt issuance costs	623	641

Total interest and credit facility fees expense	$6,028	$2,021

Cash paid for interest expense	$4,296	$178
Average stated interest rate	2.21%	2.19%
Average outstanding balance	$880,824	$13,222

  Revolving Funding Facility

        The Company's consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), is party to a revolving funding facility (as amended, the "Revolving Funding Facility"), which allows Ares Capital CP to borrow up to $540,000 at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The end of the reinvestment period and the stated maturity date for the Revolving Funding Facility are May 14, 2017 and May 14, 2019, respectively. The Revolving Funding Facility also includes a feature that allows, under certain circumstances, for an increase in the Revolving Funding Facility to a maximum of $865,000.

        Amounts available to borrow under the Revolving Funding Facility are subject to a borrowing base that applies different advance rates to different types of assets held by Ares Capital CP. Ares Capital CP is also subject to limitations with respect to the loans securing the Revolving Funding Facility, including restrictions on sector concentrations, loan size, payment frequency and status, collateral interests, loans with fixed rates and loans with certain investment ratings, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Company and Ares Capital CP are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the agreements governing the Revolving Funding Facility. As of March 31, 2016, the Company and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

        As of March 31, 2016 and December 31, 2015, there was $118,000 and $250,000 outstanding, respectively, under the Revolving Funding Facility. Since January 25, 2013, the interest rate charged on the Revolving Funding Facility is based on an applicable spread ranging from 2.25% to 2.50% over LIBOR or ranging from 1.25% to 1.50% over a "base rate" (as defined in the agreements governing the Revolving Funding Facility) in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the Revolving Funding Facility. As of March 31, 2016, the interest rate in effect was LIBOR plus 2.25%. Ares Capital CP is required to pay a commitment fee between 0.50% and 1.50% per annum depending on the size of the unused portion of the Revolving Funding Facility.

        For the three months ended March 31, 2016 and 2015, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Funding Facility were as follows:

	For the Three Months Ended March 31,
	2016	2015
Stated interest expense	$1,033	$419
Facility fees	507	1,225
Amortization of debt issuance costs	578	578

Total interest and credit facility fees expense	$2,118	$2,222

Cash paid for interest expense	$667	$1,642
Average stated interest rate	2.68%	2.42%
Average outstanding balance	$152,429	$69,367

  SMBC Funding Facility

        The Company's consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), is party to a revolving funding facility (as amended, the "SMBC Funding Facility") with ACJB, as the borrower, and Sumitomo Mitsui Banking Corporation ("SMBC"), as the administrative agent, collateral agent, and lender, which allows ACJB to borrow up to $400,000 at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. The end of the reinvestment period and the stated maturity date for the SMBC Funding Facility are September 14, 2017 and September 14, 2022, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement.

        Amounts available to borrow under the SMBC Funding Facility are subject to a borrowing base that applies an advance rate to assets held by ACJB. The Company and ACJB are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the SMBC Funding Facility. As of March 31, 2016, the Company and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

        As of March 31, 2016 and December 31, 2015, there was $25,000 and $110,000 outstanding, respectively, under the SMBC Funding Facility. Since June 30, 2015, the interest rate charged on the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. As of March 31, 2016, the interest rate in effect was LIBOR plus 1.75%. Prior to and including June 30, 2015, the interest rate charged on the SMBC Funding Facility was based on an applicable spread of 2.00% over LIBOR or 1.00% over a "base rate." As of March 31, 2016 and December 31, 2015, the interest rate in effect was based on one month LIBOR, which was 0.44% and 0.43%, respectively. ACJB is required to pay a commitment fee of between 0.35% and 0.875% per annum depending on the size of the unused portion of the SMBC Funding Facility.

        For the three months ended March 31, 2016 and 2015, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the SMBC Funding Facility were as follows:

	For the Three Months Ended March 31,
	2016	2015
Stated interest expense	$618	$26
Facility fees	255	417
Amortization of debt issuance costs	287	283

Total interest and credit facility fees expense	$1,160	$726

Cash paid for interest expense	$658	$90
Average stated interest rate	2.16%	2.16%
Average outstanding balance	$113,022	$4,822

SBA Debentures

        In April 2015, the Company's wholly owned subsidiary, Ares Venture Finance, L.P. ("AVF LP"), received a license from the Small Business Administration ("SBA") to operate as a Small Business Investment Company ("SBIC") under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended. The SBA places certain limitations on the financing of investments by SBICs in portfolio companies, including regulating the types of financings, restricting investments to only include small businesses with certain characteristics or in certain industries, and requiring capitalization thresholds that may limit distributions to the Company.

        The license from the SBA allows AVF LP to obtain leverage by issuing SBA-guaranteed debentures (the "SBA Debentures"), subject to issuance of a capital commitment by the SBA and other customary procedures. Leverage through the SBA Debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any SBIC may borrow to $150,000 and as of March 31, 2016, the amount of the SBA Debentures committed to AVF LP by the SBA was $75,000. The SBA Debentures are non-recourse to the Company, have interest payable semi-annually, have a 10-year maturity and may be prepaid at any time without penalty. As of March 31, 2016, AVF LP had $25,000 of the SBA Debentures issued and outstanding, which mature between September 2025 and March 2026. AVF LP is subject to an annual periodic examination by an SBA examiner to determine AVF LP's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of March 31, 2016, AVF LP was in compliance in all material respects with SBA regulatory requirements.

        The interest rate for the SBA Debentures is fixed at the time the SBA Debentures and other applicable SBA-guaranteed debentures can be pooled and sold to the public and is based on a spread over U.S. treasury notes with 10-year maturities. The pooling of newly issued SBA-guaranteed debentures occurs twice per year. The spread includes an annual charge as determined by the SBA (the "Annual Charge") as well as a market-driven component. Prior to the 10-year fixed interest rate being determined, the interim interest rate charged for the SBA-guarantee debentures is based on LIBOR plus an applicable spread of 0.30% and the Annual Charge. As of March 31, 2016, the weighted average interest rate in effect for the SBA Debentures was 3.48%.

        For the three months ended March 31, 2016, the components of interest expense, cash paid for interest expense, average stated interest rate and average outstanding balances for the SBA Debentures were as follows:

For the Three Months Ended March 31, 2016
Stated interest expense	$182
Amortization of debt issuance costs	69

Total interest and credit facility fees expense	$251

Cash paid for interest expense	$310
Average stated interest rate	3.11%
Average outstanding balance	$23,220

  Convertible Unsecured Notes

        The Company has issued $230.0 million aggregate principal amount of unsecured convertible notes that mature on June 1, 2016 (the "June 2016 Convertible Notes"), $162.5 million aggregate principal amount of unsecured convertible notes that mature on March 15, 2017 (the "2017 Convertible Notes"), $270.0 million aggregate principal amount of unsecured convertible notes that mature on January 15, 2018 (the "2018 Convertible Notes") and $300.0 million aggregate principal amount of unsecured convertible notes that mature on January 15, 2019 (the "2019 Convertible Notes" and together with the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes, the "Convertible Unsecured Notes"). The Convertible Notes mature upon their respective maturity dates unless previously converted or repurchased in accordance with their terms. The Company does not have the right to redeem the Convertible Unsecured Notes prior to maturity. The June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes bear interest at a rate of 5.125% , 4.875% , 4.750% and 4.375%, respectively, per year, payable semi-annually.

        In certain circumstances, the Convertible Unsecured Notes will be convertible into cash, shares of the Company's common stock or a combination of cash and shares of its common stock, at the Company's election, at their respective conversion rates (listed below as of March 31, 2016) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). To the extent the June 2016 Convertible Unsecured Notes are converted, the Company has elected to settle with a combination of cash and shares of its common stock. Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the Convertible Unsecured Notes Indentures. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if the Company engages in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require the Company to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

        Certain key terms related to the convertible features for each of the Convertible Unsecured Notes as of March 31, 2016 are listed below.

	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Conversion premium	17.5%	17.5%	17.5%	15.0%
Closing stock price at issuance	$16.20	$16.46	$16.91	$17.53
Closing stock price date	March 22, 2011	March 8, 2012	October 3, 2012	July 15, 2013
Conversion price(1)	$18.20	$18.89	$19.64	$19.99
Conversion rate (shares per one thousand dollar principal amount)(1)	54.9549	52.9303	50.9054	50.0292
Conversion dates	December 15, 2015	September 15, 2016	July 15, 2017	July 15, 2018

(1)
Represents conversion price and conversion rate, as applicable, as of March 31, 2016, taking into account certain de minimis adjustments that will be made on the conversion date.

        As of March 31, 2016, the principal amounts of each series of the Convertible Unsecured Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company's common stock.

        The Convertible Unsecured Notes Indentures contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of the Convertible Unsecured Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the Convertible Unsecured Notes Indentures. As of March 31, 2016, the Company was in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures.

        The Convertible Unsecured Notes are accounted for in accordance with ASC 470-20. To the extent the June 2016 Convertible Unsecured Notes are converted, the Company has selected to settle with a combination of cash and shares of its common stock. Upon conversion of any of the other Convertible Unsecured Notes, the Company intends to pay the outstanding principal amount in cash and to the extent that the conversion value exceeds the principal amount, the Company has the option to pay in cash or shares of the Company's common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the Convertible Unsecured Notes Indentures. The Company has determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under GAAP. In accounting for the Convertible Unsecured Notes, the Company estimated at the time of issuance separate debt and equity components for each of the Convertible Unsecured Notes. An original issue discount equal to the equity components of the Convertible Unsecured Notes was recorded in "capital in excess of par value" in the accompanying consolidated balance sheet. Additionally, the issuance costs associated with the Convertible Unsecured Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

        The debt and equity component percentages, the issuance costs and the equity component amounts for each of the Convertible Unsecured Notes are listed below.

	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Debt and equity component percentages, respectively(1)	93.0% and 7.0%	97.0% and 3.0%	98.0% and 2.0%	99.8% and 0.2%
Debt issuance costs(1)	$5,913	$4,813	$5,712	$4,475
Equity issuance costs(1)	$445	$149	$116	$9
Equity component, net of issuance costs(2)	$15,654	$4,724	$5,243	$582

(1)
At time of issuance.

(2)
At time of issuance and as of March 31, 2016.

        In addition to the original issue discount equal to the equity components of the Convertible Unsecured Notes, the 2018 Convertible Notes and the 2019 Convertible Notes were each issued at a discount. The Company records interest expense comprised of both stated interest expense as well as accretion of any original issue discount.

        As of March 31, 2016, the components of the carrying value of the Convertible Unsecured Notes, the stated interest rate and the effective interest rate were as follows:

	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Principal amount of debt	$230,000	$162,500	$270,000	$300,000
Debt issuance costs, net of amortization	(196)	(987)	(2,158)	(2,347)
Original issue discount, net of accretion	(610)	(1,043)	(2,803)	(2,750)

Carrying value of debt	$229,194	$160,470	$265,039	$294,903

Stated interest rate	5.125%	4.875%	4.750%	4.375%
Effective interest rate(1)	6.7%	5.5%	5.3%	4.7%

(1)
The effective interest rate of the debt component of the Convertible Unsecured Notes is equal to the stated interest rate plus the accretion of original issue discount.

        For the three months ended March 31, 2016 and 2015, the components of interest expense and cash paid for interest expense for the Convertible Unsecured Notes are listed below. For the three months ended March 31, 2016 and 2015, the following also includes components of interest expense and cash paid for interest expense on the $575.0 million aggregate principal amount of unsecured convertible notes (the "February 2016 Convertible Notes") that were repaid in full on February 1, 2016.

	For the Three Months Ended March 31,
	2016	2015
Stated interest expense	$14,170	$19,681
Amortization of debt issuance costs	1,279	1,863
Accretion of original issue discount	2,555	3,893

Total interest expense	$18,004	$25,437

Cash paid for interest expense	$33,467	$33,467

  Unsecured Notes

  2018 Notes

        The Company had issued $750,000 in aggregate principal amount of unsecured notes that mature on November 30, 2018 (the "2018 Notes"). The 2018 Notes bear interest at a rate of 4.875% per year, payable semi-annually and all principal is due upon maturity. The 2018 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, as determined pursuant to the indenture governing the 2018 Notes, and any accrued and unpaid interest. $600,000 in aggregate principal amount of the 2018 Notes were issued at a discount to the principal amount and $150,000 in aggregate principal amount of the 2018 Notes were issued at a premium. The Company records interest expense comprised of both stated interest expense as well as any accretion of any original issue discount or premium.

  2020 Notes

        The Company had issued $600,000 in aggregate principal amount of unsecured notes that mature on January 15, 2020 (the "2020 Notes"). The 2020 Notes bear interest at a rate of 3.875% per year,

payable semi-annually and all principal is due upon maturity. The 2020 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2020 Notes, and any accrued and unpaid interest. $400,000 in aggregate principal amount of the 2020 Notes were issued at a discount to the principal amount and $200,000 in aggregate principal amount of the 2020 Notes were issued at a premium. The Company records interest expense comprised of both stated interest expense as well as any accretion of any original issue discount or premium.

  October 2022 Notes

        The Company had issued $182,500 in aggregate principal amount of unsecured notes that mature on October 1, 2022 (the "October 2022 Notes"). The October 2022 Notes bear interest at a rate of 5.875% per year, payable quarterly and all principal is due upon maturity. The October 2022 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

  2047 Notes

        As part of the acquisition of Allied Capital Corporation ("Allied Capital") in April 2010 (the "Allied Acquisition"), the Company assumed $230,000 aggregate principal amount of unsecured notes due on April 15, 2047 (the "2047 Notes" and together with the 2018 Notes, the 2020 Notes and the October 2022 Notes, the "Unsecured Notes"). The 2047 Notes bear interest at a rate of 6.875%, payable quarterly and all principal is due upon maturity. The 2047 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest. As of March 31, 2016 and December 31, 2015, the outstanding principal was $229,557 and $229,557 respectively, and the carrying value was $181,676 and $181,604, respectively. The carrying value represents the outstanding principal amount of the 2047 Notes less the unaccreted purchased discount recorded as a part of the Allied Acquisition.

  February 2022 Notes

        In March 2015, the Company redeemed the $143,750 aggregate principal amount of unsecured notes that were scheduled to mature on February 15, 2022 (the "February 2022 Notes") in accordance with the terms of the indenture governing the February 2022 Notes. The February 2022 Notes bore interest at a rate of 7.00% per year, payable quarterly. The February 2022 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $144,616, which resulted in a realized loss on the extinguishment of debt of $3,839.

  2040 Notes

        In October 2015, the Company redeemed the $200,000 aggregate principal amount of unsecured notes that were scheduled to mature on October 15, 2040 (the "2040 Notes") in accordance with the terms of the indenture governing the 2040 Notes. The 2040 Notes bore interest at a rate of 7.75% per year, payable quarterly. The 2040 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $200,560, which resulted in a realized loss on the extinguishment of debt of $6,572.

        For the three months ended March 31, 2016 and 2015, the components of interest expense and cash paid for interest expense for the Unsecured Notes are listed below. For the three months ended

March 31, 2015, the following also includes components of interest expense and cash paid for interest expense for the February 2022 Notes and the 2040 Notes.

	For the Three Months Ended March 31,
	2016	2015
Stated interest expense	$21,579	$26,969
Amortization of debt issuance costs	1,022	1,031
Accretion of purchase discount	81	169

Total interest expense	$22,682	$28,169

Cash paid for interest expense	$18,251	$13,883

        The Unsecured Notes contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of such notes under certain circumstances. These covenants are subject to important limitations and exceptions set forth in the indentures governing such notes. As of March 31, 2016, the Company was in compliance in all material respects with the terms of the respective indentures governing each of the Unsecured Notes.

        The Convertible Unsecured Notes and the Unsecured Notes are the Company's unsecured senior obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of its secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries, financing vehicles or similar facilities.

6.     DERIVATIVE INSTRUMENTS

        The Company enters into forward currency contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company's investments denominated in foreign currencies. Net unrealized gains or losses on foreign currency contracts are included in "net unrealized gains (losses) from foreign currency and other transactions" and net realized gains or losses on forward currency contracts are included in "net realized gains (losses) from foreign currency transactions" in the accompanying consolidated statement of operations.

        During the three months ended December 31, 2015, the Company entered into an agreement with the SDLP to sell certain of the Company's investments to the SDLP at a mutually agreed upon price on a future date. The value of the agreement with the SDLP will change as the fair value of the identified loans changes and as additional loans are added to such agreement. As of March 31, 2016, the unrealized gain related to this agreement was included in the "net unrealized gains (losses) from foreign currency and other transactions" in the accompanying consolidated statement of operations and in "other assets" in the accompanying consolidated balance sheet.

        Forward currency contracts and the forward sale agreement are considered undesignated derivative instruments.

        Certain information related to the Company's derivative financial instruments is presented below as of March 31, 2016 and December 31, 2015.

	As of March 31, 2016
Description	Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Balance Sheet	Balance Sheet Location of Net Amounts
Foreign currency forward contract	CAD 45,000	4/6/2016	$—	$2,300	$—	Accounts payable and other liabilities
Foreign currency forward contract	€3,320	4/6/2016	—	186	—	Accounts payable and other liabilities
Forward sale agreement	$356,983	—	4,019	—	—	Other Assets

Total			$4,019	$2,486	$—

	As of December 31, 2015
Description	Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Balance Sheet	Balance Sheet Location of Net Amounts
Foreign currency forward contract	CAD 45,000	1/6/2016	$1,112	$—	$—	Other Assets
Foreign currency forward contract	€3,820	1/6/2016	143	—	—	Other Assets
Forward sale agreement	$316,201	—	2,602	—	—	Other Assets

Total			$3,857	$—	$—

7.     COMMITMENTS AND CONTINGENCIES

        The Company has various commitments to fund investments in its portfolio as described below. As of March 31, 2016 and December 31, 2015, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) the Company's discretion:

	As of
	March 31, 2016	December 31, 2015
Total revolving and delayed draw loan commitments	$355,375	$418,880
Less: drawn commitments	(70,817)	(122,925)

Total undrawn commitments	284,558	295,955
Less: commitments substantially at discretion of the Company	(6,833)	(6,000)
Less: unavailable commitments due to borrowing base or other covenant restrictions	—	—

Total net adjusted undrawn revolving and delayed draw loan commitments	$277,725	$289,955

        Included within the total revolving and delayed draw loan commitments as of March 31, 2016 and December 31, 2015 were delayed draw loan commitments totaling $137,468 and $148,609, respectively. The Company's commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions. Generally, the most significant and uncertain term requires the borrower to satisfy a specific use of proceeds covenant. The use of proceeds covenant typically requires the borrower to use the additional loans for the specific purpose of a permitted acquisition or permitted investment, for example. In addition to the use of proceeds covenant, the borrower is generally required to satisfy additional negotiated covenants (including specified leverage levels).

        Also included within the total revolving and delayed draw loan commitments as of March 31, 2016 were commitments to issue up to $45,212 in letters of credit through a financial intermediary on behalf of certain portfolio companies. As of March 31, 2016, the Company had $13,753 in letters of credit issued and outstanding under these commitments on behalf of portfolio companies. For all these letters of credit issued and outstanding, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of these letters of credit issued and outstanding are recorded as a liability on the Company's balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $12,731 expire in 2016 and $1,022 expire in 2017.

        The Company also has commitments to co-invest in the SSLP for the Company's portion of the SSLP's commitments to fund delayed draw loans to certain portfolio companies of the SSLP. See Note 4 for more information.

        As of March 31, 2016 and December 31, 2015, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of
	March 31, 2016	December 31, 2015
Total private equity commitments	$107,000	$107,000
Less: funded private equity commitments	(21,149)	(20,896)

Total unfunded private equity commitments	85,851	86,104
Less: private equity commitments substantially at discretion of the Company	(84,528)	(84,554)

Total net adjusted unfunded private equity commitments	$1,323	$1,550

        In the ordinary course of business, the Company may sell certain of its investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales) the Company has, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions have given rise to liabilities in the past and may do so in the future.

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Company follows ASC 825-10, which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the lines titled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and other liabilities," "base management fees payable," "income based fees payable," "capital gains incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

        The Company also follows ASC 820-10, which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with

GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        In addition to using the above inputs in investment valuations, the Company continues to employ the net asset valuation policy approved by the Company's board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with the Company's valuation policy, it evaluates the source of inputs, including any markets in which the Company's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Company's valuation policy considers the fact that because there is not a readily available market value for most of the investments in the Company's portfolio, the fair value of the investments must typically be determined using unobservable inputs.

        The Company's portfolio investments (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Company may also employ other valuation multiples to determine EV, such as revenues or, in the case of certain portfolio companies in the power generation industry, kilowatt capacity. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Company has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Company does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Company considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Company are substantially illiquid with no active transaction market, the Company depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

        For other portfolio investments such as investments in collateralized loan obligations and the SSLP Certificates, discounted cash flow analysis is the primary technique utilized to determine fair value. Expected future cash flows associated with the investment are discounted to determine a present value using a discount rate that reflects estimated market return requirements.

        The following tables summarize the significant unobservable inputs the Company used to value the majority of its investments categorized within Level 3 as of March 31, 2016 and December 31, 2015. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company's determination of fair values.

	As of March 31, 2016
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Techniques	Input	Estimated Range	Weighted Average
First lien senior secured loans	$2,622,296	Yield analysis	Market yield	4.0% - 16.4%	9.2%
Second lien senior secured loans	2,864,181	Yield analysis	Market yield	8.5% - 19.5%	10.8%
Subordinated certificates of the SSLP	1,889,734	Discounted cash flow analysis	Discount rate	10.3% - 11.3%	10.8%
Senior subordinated debt	691,295	Yield analysis	Market yield	8.3% - 15.6%	12.1%
Preferred equity securities	381,808	EV market multiple analysis	EBITDA multiple	1.3x - 14.8x	7.1x
Other equity securities and other	607,845	EV market multiple analysis	EBITDA multiple	1.3x - 17.3x	10.5x

Total Investments	$9,057,159

Derivatives	4,019	Yield analysis	Market yield	7.0% - 8.3%	7.6%

Total Other Assets	$4,019

	As of December 31, 2015
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Techniques	Input	Estimated Range	Weighted Average
First lien senior secured loans	$2,638,784	Yield analysis	Market yield	4.0% - 16.5%	9.2%
Second lien senior secured loans	2,861,294	Yield analysis	Market yield	8.5% - 19.5%	10.6%
Subordinated certificates of the SSLP	1,884,861	Discounted cash flow analysis	Discount rate	10.5% - 11.5%	11.0%
Senior subordinated debt	654,066	Yield analysis	Market yield	8.3% - 15.8%	12.2%
Preferred equity securities	375,830	EV market multiple analysis	EBITDA multiple	4.0x - 14.8x	7.2x
Other equity securities and other	630,026	EV market multiple analysis	EBITDA multiple	4.0x - 14.8x	10.2x

Total Investments	$9,044,861

Derivatives	$2,602	Yield analysis	Market yield	7.0% - 7.6%	7.4%

Total Other Assets	$2,602

        Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Company's investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Company's investments.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of March 31, 2016:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$77,169	$77,169	$—	$—
Investments not measured at net asset value(1)	$9,065,196	$8,037	$—	$9,057,159
Investments measured at net asset value(1)	6,905

Total Investments	$9,072,101
Derivatives	$1,533	$—	$(2,486)	$4,019

(1)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

        The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of December 31, 2015:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$257,056	$257,056	$—	$—
Investments not measured at net asset value(1)	$9,048,233	$3,372	$—	$9,044,861
Investments measured at net asset value(1)	$7,263

Total Investments	$9,055,496
Derivatives	$3,857	$—	$1,255	$2,602

(1)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

        The following table presents changes in investments that use Level 3 inputs as of and for the three months ended March 31, 2016:

As of and For the Three Months Ended March 31, 2016
Balance as of December 31, 2015	$9,044,861
Net realized gains	25,133
Net unrealized losses	(3,772)
Purchases	493,069
Sales	(127,047)
Redemptions	(378,619)
Payment-in-kind interest and dividends	8,177
Net accretion of discount on securities	1,332
Net transfers in and/or out of Level 3	(5,975)

Balance as of March 31, 2016	$9,057,159

        As of March 31, 2016, the net unrealized depreciation on the investments that use Level 3 inputs was $110,043. For the three months ended March 31, 2016, the net transfers out of Level 3 were due to privately held equity investments converting to publicly traded stock.

        The following table presents changes in derivatives that use Level 3 inputs as of and for the three months ended March 31, 2016:

As of and For the Three Months Ended March 31, 2016
Balance as of December 31, 2015	$2,602
Net unrealized gains	1,417

Balance as of March 31, 2016	$4,019

        As of March 31, 2016, the net unrealized appreciation on the derivatives that use Level 3 inputs was $4,019.

        For the three months ended March 31, 2016, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of March 31, 2016, and reported within the net unrealized gains (losses) from investments, foreign currency and other transactions in the Company's consolidated statement of operations was $9,063.

        The following table presents changes in investments that use Level 3 inputs as of and for the as of and for the three months ended March 31, 2015:

As of and For the Three Months Ended March 31, 2015
Balance as of December 31, 2014	$9,016,437
Net realized gains	27,227
Net unrealized losses	(49,017)
Purchases	573,822
Sales	(461,076)
Redemptions	(648,023)
Payment-in-kind interest and dividends	8,126
Net accretion of discount on securities	1,098
Net transfers in and/or out of Level 3	—

Balance as of March 31, 2015	$8,468,594

        As of March 31, 2015, the net unrealized appreciation on the investments that use Level 3 inputs was $98,860. For the three months ended March 31, 2015, there were no transfers in or out of Level 3.

        For the three months ended March 31, 2015, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of March 31, 2015, and reported within the net unrealized gains (losses) from investments in the Company's consolidated statement of operations was $(27,516).

        Following are the carrying and fair values of the Company's debt obligations as of March 31, 2016 and December 31, 2015. Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company's marketplace credit ratings, or market quotes, if available.

	As of
	March 31, 2016			December 31, 2015
	Carrying value(1)		Fair value	Carrying value(1)		Fair value
Revolving Credit Facility	$1,170,000	(2)	$1,170,000	$515,000		$515,000
Revolving Funding Facility	118,000		118,000	250,000		250,000
SMBC Funding Facility	25,000		25,000	110,000		110,000
SBA Debentures	24,432		25,000	21,491		22,000
February 2016 Convertible Notes (principal amount outstanding of $0 and $575,000, respectively)	—	(3)	—	573,935	(4)	575,058
June 2016 Convertible Notes (principal amount outstanding of $230,000)	229,194	(4)	231,371	228,008	(4)	230,058
2017 Convertible Notes (principal amount outstanding of $162,500)	160,470	(4)	165,358	159,958	(4)	164,206
2018 Convertible Notes (principal amount outstanding of $270,000)	265,039	(4)	275,178	264,392	(4)	270,877
2019 Convertible Notes (principal amount outstanding of $300,000)	294,903	(4)	305,085	294,479	(4)	299,061
2018 Notes (principal amount outstanding of $750,000)	743,516	(5)	769,380	742,954	(5)	777,405
2020 Notes (principal amount outstanding of $600,000)	594,533	(6)	615,864	594,201	(6)	607,128
October 2022 Notes (principal amount outstanding of $182,500)	178,049	(7)	183,761	177,912	(7)	182,009
2047 Notes (principal amount outstanding of $229,557)	181,676	(8)	230,357	181,604	(8)	230,228

	$3,984,812	(9)	$4,114,354	$4,113,934	(9)	$4,233,030

(1)
The Revolving Credit Facility, the Revolving Funding Facility and the SMBC Funding Facility carrying values are the same as the principal amounts outstanding.

(2)
See Note 15 for a subsequent event relating to the Revolving Credit Facility.

(3)
See Note 5 for more information on the repayment of the February 2016 Convertible Notes.

(4)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuances of such notes.

(5)
Represents the aggregate principal amount outstanding of the 2018 Notes less unamortized debt issuance costs plus the net unamortized premium that was recorded upon the issuances of the 2018 Notes.

(6)
Represents the aggregate principal amount outstanding of the 2020 Notes less unamortized debt issuance costs and the net unaccreted discount recognized on the issuances of the 2020 Notes.

(7)
Represents the aggregate principal amount outstanding of the October 2022 Notes less unamortized debt issuance costs.

(8)
Represents the aggregate principal amount outstanding of the 2047 Notes less the unaccreted purchased discount.

(9)
Total principal amount of debt outstanding totaled $4,062,557 and $4,196,557 as of March 31, 2016 and December 31, 2015, respectively.

        The following table presents fair value measurements of the Company's debt obligations as of March 31, 2016 and December 31, 2015:

	As of
Fair Value Measurements Using	March 31, 2016	December 31, 2015
Level 1	$414,118	$412,237
Level 2	3,700,236	3,820,793

Total	$4,114,354	$4,233,030

9.     STOCKHOLDERS' EQUITY

        There were no sales of the Company's equity securities for the three months ended March 31, 2016 and 2015. See Note 11 for information regarding shares of common stock issued in accordance with the Company's dividend reinvestment plan.

  Stock Repurchase Program

        In September 2015, the Company's board of directors approved a stock repurchase program authorizing the Company to repurchase up to $100 million in the aggregate of its outstanding common stock in the open market at certain thresholds below its net asset value per share, in accordance with the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The timing, manner, price and amount of any share repurchases will be determined by the Company, in its discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. The program will be in effect until September 30, 2016, unless extended or until the approved dollar amount has been used to repurchase shares. The program does not require the Company to repurchase any specific number of shares and it cannot assure stockholders that any shares will be repurchased under the program. The program may be suspended, extended, modified or discontinued at any time. See Note 15 for a subsequent event relating to the stock repurchase program.

        In connection with this stock repurchase program, in March 2016, the Company entered into a Rule 10b5-1 plan to repurchase shares of the Company's common stock in accordance with certain parameters set forth in such plan. The Company expects that the Rule 10b5-1 plan will be in effect until May 6, 2016, or until the approved dollar amount in the Rule 10b5-1 plan has been used to repurchase shares.

        During the quarter ended March 31, 2016, the Company repurchased a total of 393 shares of the Company's common stock in the open market for $5,477 under the stock repurchase program. The shares were repurchased at an average price of $13.92 per share, including commissions paid.

10.   EARNINGS PER SHARE

        The following information sets forth the computations of basic and diluted net increase in stockholders' equity resulting from operations per share for the three months ended March 31, 2016 and 2015:

	For the Three Months Ended March 31,
	2016	2015
Net increase in stockholders' equity resulting from operations available to common stockholders	$131,541	$100,576
Weighted average shares of common stock outstanding—basic and diluted	314,293	314,108
Basic and diluted net increase in stockholders' equity resulting from operations per share	$0.42	$0.32

        For the purpose of calculating diluted net increase in stockholders' equity resulting from operations per share, the average closing price of the Company's common stock for the three months ended March 31, 2016 was less than the conversion price for each of the Convertible Unsecured Notes outstanding as of March 31, 2016. For the three months ended March 31, 2015, the average closing price of the Company's common stock was less than the conversion price for each the Convertible Unsecured Notes outstanding as well as the February 2016 Convertible Notes. Therefore, for all periods presented in the financial statements, the underlying shares for the intrinsic value of the embedded options in the Convertible Unsecured Notes and the February 2016 Convertible Notes have no impact on the computation of diluted net increase in stockholders' equity resulting from operations per share.

11.   DIVIDENDS AND DISTRIBUTIONS

        The following table summarizes the Company's dividends declared and payable during the three months ended March 31, 2016 and 2015:

Date declared	Record date	Payment date	Per share amount		Total amount
February 26, 2016	March 15, 2016	March 31, 2016	$0.38		$119,452

Total declared and payable for the three months ended March 31, 2016			$0.38		$119,452

February 26, 2015	March 13, 2015	March 31, 2015	$0.38		$119,361
February 26, 2015	March 13, 2015	March 31, 2015	0.05	(1)	15,705

Total declared and payable for the three months ended March 31, 2015			$0.43		$135,066

(1)
Represents an additional dividend.

        The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. When the Company issues new shares in connection with the dividend reinvestment plan, the issue price is equal to the closing price of its common stock on the dividend payment date. Dividend reinvestment plan activity for the three months ended March 31, 2016 and 2015, was as follows:

	For the Three Months Ended March 31,
	2016	2015
Shares issued	—	361
Average issue price per share	$—	$17.17
Shares purchased by plan agent to satisfy dividends declared and payable during the period for stockholders	351	—
Average purchase price per share	$14.98	$—

12.   RELATED PARTY TRANSACTIONS

        In accordance with the investment advisory and management agreement, the Company bears all costs and expenses of the operation of the Company and reimburses its investment adviser or its affiliates for certain of such costs and expenses incurred in the operation of the Company. For the three months ended March 31, 2016 and 2015, the Company's investment adviser or its affiliates incurred such expenses totaling $1,611 and $1,568, respectively.

        The Company is party to office leases pursuant to which it is leasing office facilities from third parties. For certain of these office leases, the Company has also entered into separate subleases with Ares Management LLC, the sole member of Ares Capital Management, and IHAM, pursuant to which Ares Management LLC and IHAM sublease a portion of these leases. For the three months ended March 31, 2016 and 2015, amounts payable to the Company under these subleases totaled $1,665 and $1,157, respectively.

        Ares Management LLC has also entered into separate subleases with the Company, pursuant to which the Company subleases certain office spaces from Ares Management LLC. For the three months ended March 31, 2016 and 2015, amounts payable to Ares Management LLC under these subleases totaled $165 and $187, respectively.

        The Company has also entered into agreements with Ares Management LLC and IHAM, pursuant to which Ares Management LLC and IHAM are entitled to use the Company's proprietary portfolio management software. For the three months ended March 31, 2016 and 2015, amounts payable to the Company under these agreements totaled $25 and $495, respectively.

        See Notes 3, 4 and 6 for descriptions of other related party transactions.

13.   FINANCIAL HIGHLIGHTS

        The following is a schedule of financial highlights as of and for the three months ended March 31, 2016 and 2015

	As of and For the Three Months Ended March 31,
Per Share Data:	2016	2015
Net asset value, beginning of period(1)	$16.46	$16.82
Net investment income for period(2)	0.36	0.39
Net realized and unrealized gains (losses) for period(2)	0.06	(0.07)

Net increase in stockholders' equity	0.42	0.32
Total distributions to stockholders(3)	(0.38)	(0.43)

Net asset value at end of period(1)	$16.50	$16.71

Per share market value at end of period	$14.84	$17.17
Total return based on market value(4)	6.81%	12.75%
Total return based on net asset value(5)	2.45%	1.90%
Shares outstanding at end of period	313,954	314,469
Ratio/Supplemental Data:
Net assets at end of period	$5,179,944	$5,255,417
Ratio of operating expenses to average net assets(6)(7)	10.08%	9.79%
Ratio of net investment income to average net assets(6)(8)	8.73%	9.30%
Portfolio turnover rate(6)	21%	27%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheet.

(2)
Weighted average basic per share data.

(3)
Includes an additional dividend of $0.05 per share for the three months ended March 31, 2015.

(4)
For the three months ended March 31, 2016, the total return based on market value equaled the increase of the ending market value at March 31, 2016 of $14.84 per share from the ending market value at December 31, 2015 of $14.25 per share plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2016, divided by the market value at December 31, 2015. For the three months ended March 31, 2015, the total return based on market value equaled the increase of the ending market value at March 31, 2015 of $17.17 per share from the ending market value at December 31, 2014 of $15.61 per share plus the declared and payable dividends of $0.43 per share for the three months ended March 31, 2015, divided by the market value at December 31, 2014. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
For the three months ended March 31, 2016, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2016, divided by the beginning net asset value for the period. For the three months ended March 31, 2015, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.43 per share for the three months ended March 31, 2015, divided by the beginning net asset value for the period. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan, the issuance of common stock in connection with any equity offerings and the equity components of any convertible notes issued during the period. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(6)
The ratios reflect an annualized amount.

(7)
For the three months ended March 31, 2016, the ratio of operating expenses to average net assets consisted of 2.69% of base management fees, 2.26% of income based fees and capital gains incentive fees, 3.89% of the cost of borrowing and 1.24% of other operating expenses. For the three months ended March 31, 2015, the ratio of operating expenses to average net assets consisted of 2.59% of base management fees, 1.92% of income based fees and capital gains incentive fees, 4.48% of the cost of borrowing and 0.80% of other operating expenses. These ratios reflect annualized amounts.

(8)
The ratio of net investment income to average net assets excludes income taxes related to realized gains and losses.

14.   LITIGATION

        The Company is party to certain lawsuits in the normal course of business. In addition, Allied Capital was involved in various legal proceedings that the Company assumed in connection with the Allied Acquisition. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these legal proceedings will materially affect its business, financial condition or results of operations.

        On May 20, 2013, the Company was named as one of several defendants in an action (the "Action") filed in the United States District Court for the Eastern District of Pennsylvania (the "Pennsylvania Court") by the bankruptcy trustee of DSI Renal Holdings LLC and two related companies. On March 17, 2014, the Action was transferred to the United States District Court for the District of Delaware (the "Delaware Court") pursuant to a motion filed by the defendants and granted by the Pennsylvania Court. On May 6, 2014, the Delaware Court referred the Action to the United States Bankruptcy Court for the District of Delaware. The complaint in the Action alleges, among other things, that each of the named defendants participated in a purported "fraudulent transfer" involving the restructuring of a subsidiary of DSI Renal Holdings LLC. Among other things, the complaint seeks, jointly and severally from all defendants, (1) damages of approximately $425 million, of which the complaint states the Company's individual share is approximately $117 million, and (2) punitive damages. The Company is currently unable to assess with any certainty whether it may have any exposure in the Action. The Company believes the plaintiff's claims are without merit and intends to vigorously defend itself in the Action.

15.   SUBSEQUENT EVENTS

        The Company's management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the consolidated financial statements as of and for the three months ended March 31, 2016, except as disclosed below.

American Capital Acquisition

        On May 23, 2016, the Company entered into a definitive agreement to acquire American Capital, Ltd., a Delaware corporation ("American Capital"), in a cash and stock transaction, which we refer to as the "American Capital Acquisition." American Capital is an internally managed closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the Investment Company Act.

        While there can be no assurances as to the exact timing, or that the American Capital Acquisition will be completed at all, the Company expects to complete the American Capital Acquisition as early as the fourth quarter of 2016. The consummation of the American Capital Acquisition is subject to certain conditions, including, among others, American Capital stockholder approval, Ares Capital stockholder approval, the successful completion of the sale of American Capital Mortgage Management, LLC, a wholly owned subsidiary of American Capital Asset Management, LLC, to American Capital Agency Corp., required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or the "HSR Act"), receipt of certain third party consents, and other customary closing conditions. The Company cannot assure you that the American Capital Acquisition will be consummated as scheduled, or at all.

        In connection with the American Capital Acquisition, the Company entered into an agreement with the Company's investment adviser, dated May 23, 2016, pursuant to which its investment adviser will (i) provide $275 million of cash consideration payable to American Capital stockholders in accordance with the terms and conditions set forth in the Merger Agreement at closing and (ii) waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the American Capital Acquisition, the lesser of (x) $10 million of income based fees and (y) the amount of income based fees for such quarter, to the extent earned and payable by the Company in such quarter pursuant to and as calculated under its investment advisory and management agreement, in each case, subject to the consummation of the American Capital Acquisition.

Other Recent Developments

        In April 2016, the Company entered into an agreement to amend and restate the Revolving Credit Facility (as defined below) that, among other things, (a) extended the expiration of the revolving period for certain lenders electing to extend their commitments in an amount equal to $1.195 billion from May 4, 2019 to May 4, 2020, during which period we, subject to certain conditions, may make borrowings under the Revolving Credit Facility, (b) extended the stated maturity date for certain lenders electing to extend their commitments in an amount equal to $1.195 billion from May 4, 2020 to May 4, 2021, (c) permitted certain lenders electing not to extend their commitments in an amount equal to $70 million to remain subject to the existing revolving period and stated maturity in respect of their non-extending commitments, and (d) modified the debt and lien provisions of the Revolving Credit Facility to, among other things, (i) expand the types of additional debt that may be secured by certain assets of the Company on a pari passu basis with the Revolving Credit Facility, subject to certain limitations, and (ii) increase the amount of additional secured debt permitted to be incurred by the Company, subject to certain conditions. The size of the Revolving Credit Facility is $1.265 billion following the amendment and restatement thereof. The Revolving Credit Facility includes an "accordion" feature that allows the Company, under certain circumstances, to increase the size of the facility by an amount up to $632.5 million.

        In April 2016, the Company's board of directors authorized an extension of the Company's stock repurchase program through February 28, 2017. The Company's stock repurchase program was set to expire on September 30, 2016. Under the stock repurchase program, the Company was able to repurchase up to $100 million in the aggregate of the Company's outstanding common stock in the open market at a price per share that met certain thresholds below the net asset value per share of the Company's common stock, in accordance with the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The timing, manner, price and amount of any share repurchases were determined by the Company, in the Company's discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. As of March 31, 2016, the Company had repurchased a total of 514,677 shares of its common stock in the open market under the stock repurchase program since its inception in September 2015, at an average price of $13.92 per share, including commissions paid, leaving approximately $92.8 million available for additional repurchases under the program. In May 2016, in connection with the American Capital Acquisition, the Company suspended its stock repurchase program pending the consummation of the Merger Agreement.

        In June 2016, the Company repaid in full the $230 million aggregate principal amount outstanding of the June 2016 Convertible Notes (as defined below) upon their maturity. The Company used amounts available under its revolving credit facilities to repay the June 2016 Convertible Notes.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of American Capital, Ltd.

        We have audited American Capital, Ltd.'s internal control over financial reporting as of December 31, 2015 based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 Framework) (the COSO criteria). American Capital, Ltd.'s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management's Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the company's internal control over financial reporting based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        In our opinion, American Capital, Ltd. maintained, in all material respects, effective internal control over financial reporting as of December 31, 2015, based on the COSO criteria.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of American Capital, Ltd., including the consolidated schedules of investments, as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2015, and the consolidated financial highlights for each of the five years in the period ended December 31, 2015 and our report dated February 16, 2016 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

McLean, Virginia
February 16, 2016

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of American Capital, Ltd.

        We have audited the accompanying consolidated balance sheets of American Capital, Ltd., including the consolidated schedules of investments, as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2015, and the consolidated financial highlights for each of the five years in the period ended December 31, 2015. Our audit also included the financial statement schedule listed in the Index at Item 15(a)(2). These financial statements, financial highlights, and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by custodians and brokers as of December 31, 2015, and confirmation of securities not held by the custodian by correspondence with brokers, or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of American Capital, Ltd. at December 31, 2015 and 2014, and the consolidated results of its operations, comprehensive income, changes in its net assets and its cash flows for each of the three years in the period ended December 31, 2015, and its consolidated financial highlights for each of the five years in the period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), American Capital, Ltd.'s internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 Framework) and our report dated February 16, 2016 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

McLean, Virginia
February 16, 2016

AMERICAN CAPITAL, LTD.

CONSOLIDATED BALANCE SHEETS

(in millions, except per share amounts)

	December 31,
	2015	2014
Assets
Investments at fair value
Non-Control/Non-Affiliate investments (cost of $2,368 and $3,846, respectively)	$2,097	$3,472
Affiliate investments (cost of $35 and $29, respectively)	77	26
Control investments (cost of $2,502 and $2,542, respectively)	2,824	2,782

Total investments at fair value (cost of $4,905 and $6,417, respectively)	4,998	6,280
Cash and cash equivalents	483	676
Restricted cash and cash equivalents	46	167
Interest and dividend receivable	48	46
Deferred tax asset, net	198	354
Trade date settlement receivable	373	4
Other	98	113

Total assets	$6,244	$7,640

Liabilities and Shareholders' Equity
Debt ($204 and $5 due within one year, respectively)	$1,257	$1,703
Trade date settlement liability	2	191
Long term incentive plan liability	34	82
Other	129	192

Total liabilities	1,422	2,168

Commitments and contingencies (Note 12)
Shareholders' equity:
Undesignated preferred stock, $0.01 par value, 5.0 shares authorized, 0 issued and outstanding	—	—
Common stock, $0.01 par value, 1,000.0 shares authorized, 247.3 and 271.1 issued and 242.6 and 266.9 outstanding, respectively	2	3
Capital in excess of par value	5,847	6,246
Cumulative translation adjustment, net of tax	(101)	(38)
Distributions in excess of net realized earnings	(879)	(505)
Net unrealized depreciation of investments	(47)	(234)

Total shareholders' equity	4,822	5,472

Total liabilities and shareholders' equity	$6,244	$7,640

Net Asset Value Per Common Share Outstanding	$19.88	$20.50

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Year Ended December 31,
	2015	2014	2013
Operating Revenue
Interest and dividend income
Non-Control/Non-Affiliate investments	$316	$153	$162
Affiliate investments	3	(3)	40
Control investments	288	263	221

Total interest and dividend income	607	413	423

Fee income
Non-Control/Non-Affiliate investments	15	13	11
Affiliate investments	—	3	1
Control investments	49	42	52

Total fee income	64	58	64

Total operating revenue	671	471	487

Operating Expenses
Interest	79	54	44
Salaries, benefits and stock-based compensation	137	168	156
European Capital management fees	13	5	—
General and administrative	64	61	55

Total operating expenses	293	288	255

Net Operating Income Before Income Taxes	378	183	232
Tax provision	(125)	(66)	(76)

Net Operating Income	253	117	156

Net realized gain (loss)
Non-Control/Non-Affiliate investments	(308)	39	(52)
Affiliate investments	—	(32)	11
Control investments	(388)	256	(63)
Foreign currency transactions	(18)	(17)	3
Derivative agreements and other	(4)	(41)	(14)
Tax benefit (provision)	91	(53)	60

Total net realized (loss) gain	(627)	152	(55)

Net unrealized appreciation (depreciation)
Portfolio company investments	211	149	49
Foreign currency translation	27	(74)	52
Derivative agreements and other	67	35	19
Tax (provision) benefit	(118)	55	(37)

Total net unrealized appreciation	187	165	83

Total net (loss) gain	(440)	317	28

Net (Decrease) Increase in Net Assets Resulting from Operations ("Net (Loss) Earnings")	$(187)	$434	$184

Net Operating Income Per Common Share
Basic	$0.95	$0.44	$0.53
Diluted	$0.95	$0.42	$0.51
Net (Loss) Earnings Per Common Share
Basic	$(0.70)	$1.62	$0.63
Diluted	$(0.70)	$1.55	$0.61
Weighted Average Shares of Common Stock Outstanding
Basic	267.2	268.2	291.6
Diluted	267.2	280.7	303.9

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions, except per share data)

	Year Ended December 31,
	2015	2014	2013
Net (loss) earnings	$(187)	$434	$184
Other comprehensive income (loss):
Cumulative translation adjustment, net of tax of $(1), $(7) and $0, respectively	(63)	(38)	—

Comprehensive (loss) income	$(250)	$396	$184

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in millions, except per share data)

	Year Ended December 31,
	2015	2014	2013
Operations
Net operating income, net of tax	$253	$117	$156
Net realized (loss) gain, net of tax	(627)	152	(55)
Net unrealized appreciation, net of tax	187	165	83

Net (loss) earnings	(187)	434	184

Capital Share Transactions
Proceeds from issuance of common stock upon exercise of stock options	89	38	31
Repurchase of common stock	(526)	(137)	(561)
Stock-based compensation	31	42	32
Cumulative translation adjustment, net of tax	(63)	(38)	—
Other	6	7	11

Net decrease in net assets resulting from capital share transactions	(463)	(88)	(487)

Total (decrease) increase in net assets	(650)	346	(303)
Net assets at beginning of period	5,472	5,126	5,429

Net assets at end of period	$4,822	$5,472	$5,126

Net asset value per common share outstanding	$19.88	$20.50	$18.97
Common shares outstanding at end of period	242.6	266.9	270.2

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	Year Ended December 31,
	2015	2014	2013
Operating Activities
Net (loss) earnings	$(187)	$434	$184
Adjustments to reconcile net (loss) earnings to net cash provided by operating activities:
Net unrealized appreciation of investments before income taxes	(305)	(110)	(120)
Net realized loss (gain) on investments before income taxes	718	(205)	115
Effects on exchange rate changes on assets and liabilities denominated in foreign currencies	4	(8)	—
Accrued PIK interest and dividends on investments	(104)	(67)	(100)
Stock-based compensation	26	48	32
Increase in interest and dividend receivable	(2)	(20)	(4)
Decrease in deferred tax asset, net	160	60	52
(Increase) decrease in other assets	(16)	1	7
Increase in other liabilities	12	9	27
Payment of Long Term Incentive Plan Liability	(46)	—	—
Other	10	3	—

Net cash provided by operating activities	270	145	193

Investing Activities
Purchases and originations of investments	(3,409)	(3,206)	(1,028)
(Fundings on) repayments from portfolio company revolving credit facility investments, net	(7)	(4)	72
Principal repayments on debt investments	915	755	645
Proceeds from loan syndications and loan sales	2,357	98	14
Payment of accrued PIK notes and dividend and accreted original issue discounts	61	389	187
Proceeds from equity investments	388	1,523	362
Decrease (increase) in cash collateral on total return swaps	100	(35)	(55)
Other	10	(24)	(24)

Net cash provided by (used in) investing activities	415	(504)	173

Financing Activities
(Payments on) proceeds from revolving credit facilities	(305)	777	—
(Payments on) proceeds from secured term loan	(138)	—	24
Payments on secured borrowings	—	(5)	(174)
Proceeds from unsecured borrowings	—	—	342
Payments on notes payable from asset securitizations	—	—	(178)
Decrease (increase) in debt service escrows	13	(15)	124
Proceeds from issuance of common stock upon exercise of stock options	89	38	31
Repurchase of common stock	(526)	(137)	(561)
Other	3	5	10

Net cash (used in) provided by financing activities	(864)	663	(382)

Effect of currency rate changes on cash and cash equivalents	(14)	—	—
Net (decrease) increase in cash and cash equivalents	(179)	304	(16)
Cash and cash equivalents at beginning of period	676	315	331
Increase in cash due to consolidation of European Capital	—	57	—

Cash and cash equivalents at end of period	$483	$676	$315

Supplemental Disclosures
Cash paid for interest	$68	$47	$33
Cash paid (received) from taxes	$1	$(9)	$3
Non-cash Investing Activities
Equity investment received related to the management agreement of American Capital Equity III, LP	$—	$22	$—
Equity investment received from the contribution of Structured Products investments	$—	$—	$25

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Data
Net asset value at beginning of the period	$20.50	$18.97	$17.84	$13.87	$10.71

Loss on extinguishment of debt, net of tax(1)	—	—	—	(0.01)	—
Net operating income(1)	0.95	0.44	0.53	1.24	1.30
Net realized (loss) gain, net of tax(1)	(2.35)	0.57	(0.18)	(0.84)	(0.90)
Net unrealized appreciation, net of tax(1)	0.70	0.61	0.28	3.16	2.43

Net (loss) earnings(1)	(0.70)	1.62	0.63	3.55	2.83
Issuance of common stock from stock compensation plans	(0.56)	(0.23)	(0.20)	(0.24)	(0.05)
Repurchase of common stock	0.75	0.16	0.66	0.77	0.32
Cumulative translation adjustment, net of tax	(0.26)	(0.14)	—	—	—
Other, net(2)	0.15	0.12	0.04	(0.11)	0.06

Net asset value at end of period	$19.88	$20.50	$18.97	$17.84	$13.87

Ratio/Supplemental Data
Per share market value at end of period	$13.79	$14.61	$15.64	$12.02	$6.73
Total investment (loss) return(3)	(5.61)%	(6.59)%	30.12%	78.61%	(10.98)%
Shares of common stock outstanding at end of period	242.6	266.9	270.2	304.4	329.1
Net assets at end of period	$4,822	$5,472	$5,126	$5,429	$4,563
Average net assets(4)	$5,297	$5,284	$5,444	$5,152	$4,181
Average debt outstanding(5)	$2,157	$1,091	$694	$960	$1,662
Average debt outstanding per common share(1)	$8.07	$4.07	$2.38	$3.00	$4.83
Portfolio turnover rate	52.90%	50.55%	21.23%	9.47%	5.39%
Ratio of operating expenses to average net assets	5.53%	5.45%	4.68%	5.10%	6.89%
Ratio of operating expenses, net of interest expense, to average net assets	4.04%	4.43%	3.88%	3.96%	4.74%
Ratio of interest expense to average net assets	1.49%	1.02%	0.81%	1.15%	2.15%
Ratio of net operating income to average net assets	4.78%	2.21%	2.87%	7.71%	10.72%

(1)
Weighted average basic per share data.

(2)
Represents the impact of (i) the other components in the changes in net assets, including other capital transactions such as the purchase of common stock held in deferred compensation trusts, stock-based compensation, income tax deductions related to the exercise of stock options and distribution of stock awards in excess of U.S. GAAP expense credited to additional paid-in capital and (ii) the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end.

(3)
Total investment return is based on the change in the market value of our common stock taking into account dividends, if any, reinvested in accordance with the terms of our dividend reinvestment plan.

(4)
Based on the quarterly average of net assets as of the beginning and end of each period presented.

(5)
Based on a daily weighted average balance of debt outstanding, excluding discounts, during the period.

See accompanying notes.

AMERICAN CAPITAL, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2015
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
AMERICAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
2 TransAm LLC(7)	Real Estate	First Lien Senior Debt(6)	5.4%	N/A	1/18		$6.1	$6.1	$6.1
AmWINS Group, LLC	Insurance	Second Lien Senior Debt	9.5%	N/A	9/20		46.0	45.0	45.7
Bensussen Deutsch & Associates, LLC	Distributors	Second Lien Senior Debt(6)	12.0%	2.0%	9/19		44.0	42.0	44.8
		Common Stock(4)				1,224,089		2.2	12.9

								44.2	57.7
BeyondTrust Software, Inc.	Software	First Lien Senior Debt(6)	8.0%	N/A	9/19		31.9	31.9	31.9
Blue Wolf Capital Fund II, L.P.(7)	Capital Markets	Limited Partnership Interest(4)						9.0	8.0
BRG Sports, Inc.	Leisure Products	Redeemable Preferred Stock(4)				2,009		2.5	3.0
		Common Units(4)				6,566,655		0.7	—

								3.2	3.0
Buena Vida CRP 17, LP	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	10/18		3.8	3.8	3.8
CAMP International Holding Company	Transportation Infrastructure	Second Lien Senior Debt(6)	8.3%	N/A	11/19		15.0	15.0	14.6
Cast & Crew Payroll, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.8%	N/A	8/23		36.0	35.7	35.5
CGSC of Delaware Holdings Corporation(7)	Insurance	Second Lien Senior Debt(6)	8.3%	N/A	10/20		2.0	2.0	1.9
Chariot Acquisition, LLC	Distributors	First Lien Senior Debt(6)	7.3%	N/A	9/21		29.9	29.6	29.6
Compusearch Software Systems, Inc.	Software	Second Lien Senior Debt(6)	9.8%	N/A	11/21		51.0	51.0	51.0
Convergint Technologies, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	9.0%	N/A	12/17 - 12/20		94.0	94.0	94.0
CPI Buyer, LLC	Trading Companies & Distributors	Second Lien Senior Debt(6)	8.5%	N/A	8/22		25.0	24.7	23.7
Crossroads Equity Holdings LLC	Real Estate	First Lien Senior Debt(6)	5.7%	N/A	6/18		3.2	3.2	3.2
Datapipe, Inc.	IT Services	Second Lien Senior Debt(6)	8.5%	N/A	9/19		29.5	29.1	28.8
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt(6)	N/A	13.5%	7/21		1.4	1.4	0.9
Denver II Hospitality, LLC	Real Estate	First Lien Senior Debt(6)	5.2%	N/A	7/18		12.0	12.0	12.0
DiversiTech Corporation	Building Products	Second Lien Senior Debt(6)	9.0%	N/A	11/22		9.5	9.4	9.4
Electronic Warfare Associates, Inc.	IT Services	First Lien Senior Debt(6)	13.0%	N/A	2/19		15.0	15.0	15.0
		Common Stock Warrants(4)				863,887		0.8	0.8

								15.8	15.8
Exchange South Owner, LLC(7)	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	1/18		8.6	8.6	8.6
Financière OFIC S.A.S.(7)	Building Products	Warrants(4)				3,047,200		—	2.8
Flexera Software LLC	Software	Second Lien Senior Debt(6)	8.0%	N/A	4/21		5.0	5.0	4.7
FXI Holdings, Inc.	Household Durables	Common Stock(4)				3,163		—	0.6

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Galls, LLC	Specialty Retail	Second Lien Senior Debt(6)	9.5%	N/A	6/17 - 8/21		26.0	26.0	26.0
The Gordian Group, Inc.	Internet Software & Services	First Lien Senior Debt(6)	5.4%	N/A	7/19		40.4	40.4	39.6
HHG Stone Oak Hotel, LLC	Real Estate	First Lien Senior Debt(6)	5.2%	N/A	9/18		10.4	10.4	10.4
Hyland Software, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	7/23		10.0	10.0	9.4
Industrial Container Services, LLC	Containers & Packaging	First Lien Senior Debt(6)	6.8%	N/A	12/18		49.9	49.9	49.9
		Second Lien Senior Debt(6)	10.2%	N/A	12/19		10.0	9.9	9.9

								59.8	59.8
Infogix Parent Corporation	IT Services	First Lien Senior Debt(6)	7.8%	N/A	12/21		155.0	151.6	151.6
		Redeemable Preferred Stock(6)				2,475		2.5	2.5

								154.1	154.1
Inmar, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.0%	N/A	1/22		20.0	19.8	18.9
Iotum Global Holdings, Inc.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	N/A	10.0%	5/17		1.5	1.5	1.5
iParadigms, LLC	Internet Software & Services	Second Lien Senior Debt(6)	8.3%	N/A	7/22		39.5	39.3	38.7
Jazz Acquisition, Inc.	Aerospace & Defense	Second Lien Senior Debt(6)	7.8%	N/A	6/22		25.0	24.9	22.5
Kele Holdco, Inc.	Trading Companies & Distributors	First Lien Senior Debt(6)	7.0%	N/A	10/20 - 10/22		71.3	71.3	71.3
		Common Stock(4)(6)				30,000		3.0	3.0

								74.3	74.3
Landslide Holdings, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	2/21		9.0	9.0	8.3
Lenox Park C-F Owner, LLC	Real Estate	First Lien Senior Debt(6)	5.0%	N/A	4/18		17.0	17.0	17.0
LTG Acquisition, Inc.	Communications Equipment	Second Lien Senior Debt(6)	9.0%	N/A	10/20		46.0	46.0	42.9
		Common Stock(4)(6)				5,000		5.0	4.1

								51.0	47.0
Mitchell International, Inc.	Software	Second Lien Senior Debt(6)	8.5%	N/A	10/21		17.0	16.9	16.3
M-IV Lake Center LLC(7)	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	12/17		7.0	7.0	7.0
Novetta Solutions, LLC	IT Services	First Lien Senior Debt(6)	6.0%	N/A	10/22		13.0	12.9	12.7
		Second Lien Senior Debt(6)	9.5%	N/A	10/23		31.0	30.7	30.8

								43.6	43.5
OnCourse Learning Corporation	Diversified Consumer Services	First Lien Senior Debt(6)	8.5%	N/A	2/19		19.6	19.5	19.5
Osmose Utility Services, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.8%	N/A	8/23		34.0	33.7	33.9
Park Place Technologies, LLC	IT Services	Second Lien Senior Debt(6)	10.0%	N/A	12/22		41.5	41.5	41.5
Parmenter Woodland Park Plaza, LLC	Consumer Finance	First Lien Senior Debt(6)	5.2%	N/A	9/18		16.9	16.9	16.9
Photonis Technologies SAS(7)	Aerospace & Defense	First Lien Senior Debt(6)	8.5%	N/A	9/19		29.8	29.5	28.6
Qualium I(7)	Capital Markets	Common Stock(4)				247,939		5.2	4.8
Ranpak Corp.	Containers & Packaging	Second Lien Senior Debt(6)	8.3%	N/A	10/22		25.0	25.0	24.8
Sage Products Holdings III, LLC	Health Care Equipment & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	6/20		20.6	20.7	20.7

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Severin Acquisition, LLC	Software	Second Lien Senior Debt(6)	9.4%	N/A	7/22		25.5	25.1	25.1
Sparta Systems, Inc.	IT Services	First Lien Senior Debt(6)	6.5%	N/A	7/20		24.7	24.5	24.8
		Convertible Preferred Stock(6)				743		0.8	0.8
		Common Stock(4)				308,224		—	0.4

								25.3	26.0
Systems Maintenance Services Holding, Inc.	IT Services	Second Lien Senior Debt(6)	9.3%	N/A	10/20		35.0	34.8	34.8
TA THI Parent, Inc.	Auto Components	Second Lien Senior Debt(6)	9.8%	N/A	1/21		41.5	41.0	41.9
		Convertible Preferred Stock(4)(6)				25,000		2.5	3.3

								43.5	45.2
Teasdale Foods, Inc.	Food & Staples Retailing	Second Lien Senior Debt(6)	8.8%	N/A	10/21		31.5	31.5	31.5
Tyche Holdings, LLC	IT Services	Second Lien Senior Debt(6)	9.0%	N/A	11/22		35.0	34.9	34.4
Tyden Cayman Holdings Corp.(7)	Electronic Equipment, Instruments & Components	Convertible Preferred Stock(4)(6)				46,276		0.1	0.1
		Common Stock(4)(6)				5,521,203		5.5	3.8

								5.6	3.9
W3 Co.	Commercial Services & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	9/20		8.9	8.8	5.0
WP CPP Holdings, LLC	Aerospace & Defense	Second Lien Senior Debt(6)	8.8%	N/A	4/21		19.7	19.6	17.9
WRH, Inc.	Life Sciences Tools & Services	Mezzanine Debt(6)	9.0%	6.2%	8/18		102.8	102.5	98.5
EUROPEAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt	N/A	13.5%	7/21		7.4	7.4	5.4
Financière Newglass S.A.S.(7)	Building Products	Convertible Preferred Stock				15,000,000		17.3	14.0
Modacin France S.A.S.(7)	Specialty Retail	Mezzanine Debt(5)	—%	4.3%	11/19		21.7	11.3	—
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt	0.8%	N/A	10/17 - 12/17		2.3	2.1	2.0
Zodiac Marine and Pool S.A.(7)	Marine	Second Lien Senior Debt(5)	—%	4.0%	3/17		35.5	24.8	—
		Mezzanine Debt(5)	—%	8.3%	9/17		76.1	38.9	—

								63.7	—
SENIOR FLOATING RATE LOANS
Advantage Sales & Marketing Inc.	Professional Services	Second Lien Senior Debt(6)	7.5%	N/A	7/22		0.8	0.7	0.7
Aquilex LLC	Commercial Services & Supplies	First Lien Senior Debt(6)	5.0%	N/A	12/20		2.0	1.9	1.9
BarBri, Inc.	Diversified Consumer Services	First Lien Senior Debt(6)	4.5%	N/A	7/19		5.0	5.0	4.2
CT Technologies Intermediate Holdings, Inc.	Health Care Technology	First Lien Senior Debt(6)	5.3%	N/A	12/21		0.5	0.5	0.5
Drew Marine Group Inc.	Chemicals	First Lien Senior Debt(6)	4.3%	N/A	11/20		1.9	1.9	1.8
Hudson Products Holdings Inc.	Energy Equipment & Services	First Lien Senior Debt(6)	5.0%	N/A	3/19		5.0	5.0	4.3
Immucor, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	5.0%	N/A	8/18		6.3	6.4	6.1

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Indra Holdings Corp.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	5.3%	N/A	5/21		3.0	3.0	2.8
Mitchell International, Inc.	Software	First Lien Senior Debt(6)	4.5%	N/A	10/20		9.2	9.2	8.7
Opal Acquisition, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	5.0%	N/A	11/20		9.3	9.3	7.7
Southwire Company, LLC	Electrical Equipment	First Lien Senior Debt(6)	3.3%	N/A	2/21		12.6	12.6	12.3
STS Operating, Inc.	Trading Companies & Distributors	First Lien Senior Debt(6)	4.8%	N/A	2/21		2.0	2.0	1.9
Wesco Aircraft Hardware Corp.(7)	Aerospace & Defense	First Lien Senior Debt(6)	3.3%	N/A	2/21		4.7	4.7	4.5
AMERICAN CAPITAL CMBS INVESTMENTS
CD 2007-CD4 Commercial Mortgage Trust(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	12/49		16.0	1.1	3.8
CD 2007-CD5 Mortgage Trust(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	6.1%	N/A	12/17		8.8	3.6	0.8
Citigroup Commercial Mortgage Securities Trust 2007-C6(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	7/17		45.4	15.9	9.3
Credit Suisse Commercial Mortgage Trust Series 2007-C4(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.9%	N/A	8/17		5.9	2.2	1.8
LB-UBS Commercial Mortgage Trust 2007-C6(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	6.1%	N/A	8/17		4.9	—	1.8
Wachovia Bank Commercial Mortgage Trust 2007-C31(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.8%	N/A	5/17		20.0	10.6	1.0
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	10/17		60.5	10.5	7.0
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.9%	N/A	10/17		5.2	5.2	5.1
AMERICAN CAPITAL CLO INVESTMENTS
ACAS CLO 2007-1, Ltd.(7)		Secured Notes(6)			4/21		8.5	8.4	8.3
		Subordinated Notes(6)			4/21		25.9	10.8	12.6

								19.2	20.9
Apidos CLO XVIII, Ltd.(7)		Subordinated Notes(6)			7/26		39.4	33.3	21.2
Apidos CLO XXI(7)		Subordinated Notes(6)			6/27		12.4	11.8	9.7
Ares IIIR/IVR CLO Ltd.(7)		Subordinated Notes(6)			4/21		20.0	11.0	5.2
Babson CLO Ltd. 2006-II(7)		Income Notes(4)(6)			10/20		15.0	2.9	—
Babson CLO Ltd. 2013-II(7)		Income Notes(6)			1/25		5.0	3.9	2.9
Babson CLO Ltd. 2014-I(7)		Subordinated Notes(6)			7/25		8.5	6.4	4.0
Babson CLO Ltd. 2014-II(7)		Subordinated Notes(6)			9/26		25.0	20.7	10.7
Blue Hill CLO, Ltd.(7)		Subordinated Notes(6)			1/26		10.6	17.8	6.7

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Carlyle Global Market Strategies CLO 2013-3, Ltd.(7)		Subordinated Notes(6)			7/25		5.0	3.5	3.1
Carlyle Global Market Strategies CLO 2015-3, Ltd.(7)		Subordinated Notes(6)			7/28		28.2	25.4	22.9
Cent CDO 12 Limited(7)		Income Notes(6)			11/20		26.4	12.7	29.0
Cent CLO 22 Limited(7)		Subordinated Notes(6)			11/26		45.4	38.1	19.6
Cent CLO 24 Limited(7)		Subordinated Notes(6)			10/26		28.0	25.9	22.7
Centurion CDO 8 Limited(7)		Subordinated Notes(4)(6)			3/17		5.0	0.2	—
CoLTs 2005-1 Ltd.(7)		Preference Shares(4)(6)			3/16	360		1.7	0.1
CoLTs 2005-2 Ltd.(7)		Preference Shares(4)(6)			12/18	34,170,000		11.1	0.4
CREST Exeter Street Solar 2004-1(7)		Preferred Securities(4)(6)			6/39	3,500,000		3.2	—
Dryden 40 Senior Loan Fund(7)		Subordinated Notes(6)			8/28		9.5	8.2	7.0
Eaton Vance CDO X plc(7)		Secured Subordinated Notes(6)			2/27		15.0	11.3	5.6
Flagship CLO V(7)		Deferrable Notes(6)			9/19		1.7	1.5	1.7
		Subordinated Securities(6)			9/19	15,000		7.3	1.1

								8.8	2.8
Galaxy III CLO, Ltd(7)		Subordinated Notes(4)			8/16		4.0	0.2	—
GoldenTree Loan Opportunities VII, Limited(7)		Subordinated Notes(6)			4/25		35.3	31.7	22.7
Halcyon Loan Advisors Funding 2014-1 Ltd.(7)		Subordinated Notes(6)			2/26		1.3	1.0	0.5
Halcyon Loan Advisors Funding 2015-2, Ltd.(7)		Subordinated Notes(6)			7/27		21.7	20.3	18.0
Herbert Park B.V.(7)		Subordinated Notes(6)			10/26		24.0	25.9	19.9
LightPoint CLO IV, LTD(7)		Income Notes(4)(6)			4/18		6.7	3.6	—
LightPoint CLO VII, Ltd.(7)		Subordinated Notes(6)			5/21		9.0	2.6	1.4
Madison Park Funding XII, Ltd.(7)		Subordinated Notes(6)			7/26		10.0	8.6	7.1
Madison Park Funding XIII, Ltd.(7)		Subordinated Notes(6)			1/25		30.9	25.5	19.8
Mayport CLO Ltd.(7)		Income Notes			2/20		14.0	7.8	0.1
NYLIM Flatiron CLO 2006-1 LTD.(7)		Subordinated Securities(6)			8/20	10,000		4.4	2.4
Och Ziff Loan Management XIII, Ltd.(7)		Subordinated Notes(6)			7/27		15.0	14.2	12.3
Octagon Investment Partners XVIII, Ltd.(7)		Subordinated Notes(6)			12/24		16.4	12.9	9.4
Octagon Investment Partners XIX, Ltd.(7)		Subordinated Notes(6)			4/26		25.0	18.8	14.7
OHA Credit Partners XI, Ltd.(7)		Subordinated Notes(6)			10/28		33.5	29.7	27.9

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Sapphire Valley CDO I, Ltd.(7)		Subordinated Notes(6)			12/22		14.0	16.7	11.6
THL Credit Wind River 2014-2 CLO Ltd.(7)		Income Notes			7/26		15.0	10.1	7.4
Vitesse CLO, Ltd.(7)		Preferred Securities(4)(6)			8/20	20,000,000		11.9	—
Voya CLO 2014-4, Ltd.(7)		Subordinated Notes(6)			10/26		26.7	23.2	17.0

Subtotal Non-Control / Non-Affiliate Investments (42% of total investments at fair value)								$2,367.6	$2,096.7

AMERICAN CAPITAL AFFILIATE INVESTMENTS
IS Holdings I, Inc.	Software	Common Stock(4)(6)				2,000,000		$5.2	$13.7
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt(6)	2.2%	N/A	12/17		$4.0	3.8	3.4
		Convertible Preferred Stock(4)(6)				28,317,268		9.0	21.0
		Redeemable Preferred Stock(4)(6)				25,751,312		7.3	24.0

								20.1	48.4
Primrose Holding Corporation	Diversified Consumer Services	Common Stock(6)				7,227		—	6.5
Roark—Money Mailer, LLC	Media	Common Membership Units(4)				6.0%		0.7	1.7
EUROPEAN CAPITAL AFFILIATE INVESTMENTS
Blue Topco GmbH(7)	Commercial Services & Supplies	First Lien Senior Debt	2.9%	N/A	6/16 - 6/18		2.3	2.0	2.0
		Mezzanine Debt(5)	N/A	3.2%	12/18		8.0	6.9	4.9

								8.9	6.9

Subtotal Affiliate Investments (2% of total investments at fair value)								$34.9	$77.2

AMERICAN CAPITAL CONTROL INVESTMENTS
ACAS Real Estate Holdings Corporation	Real Estate	Mezzanine Debt(5)(6)	N/A	15.0%	5/16		$6.5	$3.9	$4.5
		Common Stock(6)				100%		6.2	24.5

								10.1	29.0
ACEI Singapore Holdings Private LTD(7)	Electric Utilities	Common Stock(4)(6)				7,055,706		7.1	7.1
American Capital Asset Management, LLC	Capital Markets	Mezzanine Debt(6)	5.0%	N/A	9/16		35.0	35.0	35.0
		Common Membership Interest(6)				100%		499.1	1,030.0

								534.1	1,065.0
American Driveline Systems, Inc.	Diversified Consumer Services	Mezzanine Debt(6)	N/A	11.0%	3/21		47.7	47.7	47.7
		Redeemable Preferred Stock(4)(6)				7,121		83.5	20.2
		Common Stock(4)(6)				289,215		18.2	—
		Common Stock Warrants(4)(6)				233,603		9.8	—

								159.2	67.9
ASAP Industries Holdings, LLC	Energy Equipment & Services	Mezzanine Debt(5)(6)	N/A	14.0%	12/18		22.7	19.5	—
		Membership Units(4)(6)				106,911		30.3	—

								49.8	—

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
BMR Energy LLC(7)	Independent Power & Renewable Electricity Producers	Preferred Units(6)				32,481		34.5	34.5
		Common Units(4)(6)				85		—	17.5

								34.5	52.0
Capital.com, Inc.	Diversified Financial Services	Common Stock(4)(6)				8,500,100		0.9	—
CML Pharmaceuticals, LLC	Life Sciences Tools & Services	First Lien Senior Debt(6)	6.5%	N/A	3/17 - 10/20		97.9	97.1	97.9
		Mezzanine Debt(6)	7.2%	6.0%	10/20		141.0	139.9	141.0
		Redeemable Preferred Stock(4)(6)				84,936		61.0	10.0

								298.0	248.9
ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	10.0%	N/A	3/16		8.9	8.9	8.9
		Mezzanine Debt(5)(6)	13.0%	3.5%	7/16		18.7	12.6	11.1
		Redeemable Preferred Stock(4)(6)				1,550		1.6	—
		Common Stock(4)(6)				1,000		14.9	—

								38.0	20.0
eLynx Holdings, Inc.	IT Services	Convertible Preferred Stock(6)				11,728		34.6	39.7
		Redeemable Preferred Stock(4)(6)				30,162		12.4	—
		Common Stock(4)(6)				16,087		1.1	—
		Common Stock Warrants(4)(6)				1,026,321		5.5	—

								53.6	39.7
EXPL Pipeline Holdings LLC(7)	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	8.1%	N/A	1/17		41.9	41.6	43.7
		Common Membership Units(4)(6)				100,000		60.6	37.2

								102.2	80.9
FAMS Acquisition, Inc.	Diversified Financial Services	Mezzanine Debt(6)	12.3%	2.7%	2/16		38.8	38.8	31.1
FPI Holding Corporation	Food Products	First Lien Senior Debt(5)(6)	N/A	20.0%	1/16		0.4	0.4	—
Group Montana, Inc.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	6.3%	N/A	1/17		5.6	5.6	5.6
		Convertible Preferred Stock(4)(6)				4,000		4.0	5.1
		Common Stock(4)(6)				100%		12.5	—

								22.1	10.7
Halex Holdings, Inc.	Construction Materials	Second Lien Senior Debt(5)(6)	8.5%	N/A	1/18		15.6	15.6	15.6
		Common Stock(4)(6)				51,853		9.3	11.7

								24.9	27.3
HALT Medical, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(5)(6)	N/A	22.0%	6/16		96.0	61.2	23.3
Hard 8 Games, LLC	Hotels, Restaurants & Leisure	First Lien Convertible Senior Debt	N/A	6.6%	3/16		34.9	34.9	34.9
		Membership Units(4)				2		24.0	23.1

								58.9	58.0

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Hollyhock Limited(7)	Independent Power & Renewable Electricity Producers	Common Stock(4)(6)				34,000,000		34.0	33.2
LLSC Holdings Corporation	Personal Products	Convertible Preferred Stock(4)(6)				9,000		10.9	18.8
		Common Stock(4)(6)				1,000		—	0.4
		Common Stock Warrants(4)(6)				675		—	0.3

								10.9	19.5
Montgomery Lane, LLC(7)	Diversified Financial Services	Common Membership Units(4)(6)				100		—	6.4
MW Acquisition Corporation	Health Care Providers & Services	Mezzanine Debt(6)	14.4%	1.0%	2/19		24.2	24.2	24.2
		Redeemable Preferred Stock(6)				2,485		2.7	2.8
		Convertible Preferred Stock(6)				88,084		50.1	63.2
		Common Stock(4)(6)				110,720		—	5.7

								77.0	95.9
NECCO Holdings, Inc.	Food Products	First Lien Senior Debt(5)(6)	6.5%	N/A	11/16		19.1	16.2	14.0
		Second Lien Senior Debt(5)(6)	N/A	18.0%	11/16		7.7	3.1	—
		Common Stock(4)(6)				860,189		0.1	—

								19.4	14.0
NECCO Realty Investments, LLC	Real Estate	First Lien Senior Debt(5)(6)	2.8%	11.2%	12/17		75.4	32.8	24.9
		Common Membership Units(4)(6)				7,450		4.9	—

								37.7	24.9
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	First Lien Senior Debt(6)	12.5%	N/A	1/18		1.4	1.4	1.4
		Mezzanine Debt(6)	N/A	17.0%	1/18		11.6	11.6	11.6
		Mezzanine Debt(5)(6)	N/A	19.0%	1/18		30.3	20.2	20.5
		Common Stock(4)(6)				631,049		4.2	—

								37.4	33.5
RD Holdco Inc.	Household Durables	Second Lien Senior Debt(6)	11.3%	N/A	12/18		16.9	15.4	16.6
		Common Stock(4)(6)				458,596		23.6	13.9
		Common Stock Warrants(4)(6)				56,372		2.9	1.7

								41.9	32.2
Rebellion Media Group Corp.(7)	Internet Software & Services	First Lien Senior Debt(5)(6)	N/A	12.0%	4/16		20.3	12.3	3.9
Scanner Holdings Corporation	Technology Hardware, Storage & Peripherals	Mezzanine Debt(6)	14.0%	N/A	6/22		16.6	16.6	16.6
		Convertible Preferred Stock(6)				66,424,135		8.7	11.2
		Common Stock				167,387		0.1	—

								25.4	27.8
SEHAC Holding Corporation	Diversified Consumer Services	Convertible Preferred Stock(6)				14,850		14.8	158.5
		Common Stock(4)(6)				150		0.2	1.6

								15.0	160.1
Soil Safe Acquisition Corp.	Professional Services	First Lien Senior Debt(6)	8.0%	N/A	1/18 - 12/18		21.7	21.7	21.7
		Second Lien Senior Debt(6)	10.8%	N/A	7/19		12.7	12.7	12.7

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
		Mezzanine Debt(6)	8.6%	7.5%	12/19		72.3	72.2	72.3
		Common Stock(4)				810		9.0	15.3

								115.6	122.0
Taiba Wind Energy, LLC(7)	Independent Power & Renewable Electricity Producers	Membership Units(4)(6)				100%		1.3	1.3
Warner Power, LLC	Electrical Equipment	Mezzanine Debt(5)(6)	N/A	14.6%	1/16		11.2	3.1	0.9
		Redeemable Preferred Membership Units(4)(6)				6,512,000		3.0	—
		Common Membership Units(4)(6)				47,000		1.9	—

								8.0	0.9
WIS Holding Company, Inc.	Commercial Services & Supplies	Convertible Preferred Stock(4)(6)				1,206,598		115.3	84.5
		Common Stock(4)(6)				301,650		16.0	—

								131.3	84.5
EUROPEAN CAPITAL CONTROL INVESTMENTS
Bellotto Holdings Limited(7)	Household Durables	Redeemable Preferred Stock				7,300,610	2.3	40.0	41.8
		Common Stock(4)				2,697,010		95.5	123.7

								135.5	165.5
Columbo TopCo Limited(7)	Commercial Services & Supplies	Redeemable Preferred Stock(4)				34,179,330	23.5	74.2	47.3
		Common Stock(4)				757,743		1.1	—

								75.3	47.3
European Capital Private Debt LP(7)	Diversified Financial Services	Partnership Interest				1,650		80.5	84.9
European Capital UK SME Debt LP(7)	Diversified Financial Services	Partnership Interest				500		12.5	12.3
Financière Tarmac S.A.S.(7)	Commercial Services & Supplies	First Lien Senior Debt	4.0%	N/A	12/20		3.8	3.1	3.8
		Mezzanine Debt	N/A	4.0%	12/21		73.5	62.0	64.1
		Convertible Preferred Stock(4)				15,500,000		9.4	—
		Redeemable Preferred Stock(4)					5.3	7.3	—

								81.8	67.9
HCV1 S.A.S(7)	Machinery	First Lien Senior Debt	6.0%	7.7%	2/20		3.4	3.4	3.4
		Common Stock(4)				14,569,412		25.2	—

								28.6	3.4
Holding Saint Augustine S.A.S.(7)	Air Freight & Logistics	First Lien Senior Debt	N/A	N/A	9/19		4.4	4.4	—
Miles 33 Limited(7)	Software	First Lien Senior Debt	4.0%	1.3%	12/17 - 9/18		7.5	7.5	7.5
		Mezzanine Debt(5)	5.0%	5.0%	9/21		16.9	13.4	13.4

								20.9	20.9
AMERICAN CAPITAL CONTROL CLO INVESTMENT
ACAS Wachovia Investments, L.P.(7)	Diversified Financial Services	Partnership Interest(4)				90%		1.9	0.5

Subtotal Control Investments (56% of total investments at fair value)								$2,502.4	$2,823.7

Total Investment Assets								$4,904.9	$4,997.6

Counterparty	Instrument	Interest Rate(2)	Expiration Date(2)	# of Contracts	Notional	Cost	Fair Value
DERIVATIVE AGREEMENTS
Citibank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.6%/LIBOR	5/16 - 7/17	2	$27.5	$—	$(2.3)
BNP Paribas	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.7%/LIBOR	7/17	1	22.3	—	(2.1)
Wells Fargo Bank, N.A	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.6%/LIBOR	8/16	1	11.9	—	(0.4)

Total Derivative Agreements						$—	$(4.8)

Funds	Cost	Fair Value
MONEY MARKET FUNDS(3)
JPMorgan Prime Money Market Fund	$22.0	$22.0
BlackRock Liquidity Funds TempFund Institutional Shares(6)	15.0	15.0
BofA Funds Series Trust—BofA Money Market Reserves(6)	15.0	15.0
Fidelity Institutional Money Market Prime Money Market Portfolio—Institutional CL(6)	15.0	15.0
Heritage Money Market Fund(6)	15.0	15.0
Deutsche Global Liquidity Managed Sterling Fund	5.6	5.6

Total Money Market Funds	$87.6	$87.6

(1)
Certain of the securities are issued by affiliate(s) of the listed portfolio company.

(2)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities in effect on the date presented, which are presented by the nature of indebtedness by a single issuer. Some loans and debt securities bear interest at variable rates, primarily the three-month London Interbank Offered Rate ("LIBOR"), with interest rate floors. Payment-in-kind interest ("PIK") represents contractually deferred interest that is typically compounded into the principal balance of the loan or debt security, if not paid on a current basis. PIK interest may be prepaid by the portfolio company's election, but generally is paid upon a change of control transaction or maturity. The maturity date represents the latest date in which the loan or debt security is scheduled to terminate.

(3)
Included in cash and cash equivalents and restricted cash and cash equivalents on our consolidated balance sheets.

(4)
Some or all of the securities are non-income producing.

(5)
Loan is on non-accrual status and therefore considered non-income producing.

(6)
All or a portion of the investments or instruments are pledged as collateral under various secured financing arrangements.

(7)
Investments that are not "qualifying assets" under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.As of December 31, 2015, non-qualifying assets were approximately $1.2 billion, or 25% of net assets.

AMERICAN CAPITAL, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
AMERICAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
2 TransAm LLC	Real Estate	First Lien Senior Debt(6)	5.4%	N/A	1/18		$5.6	$5.6	$5.6
Aderant North America, Inc.	Software	Second Lien Senior Debt(6)	10.0%	N/A	6/19		16.0	15.8	16.2
American Acquisition, LLC(7)	Capital Markets	First Lien Senior Debt(6)	19.3%	N/A	3/15		2.7	2.7	2.7
AmWINS Group, LLC	Insurance	Second Lien Senior Debt	9.5%	N/A	9/20		46.0	44.8	45.1
Bensussen Deutsch & Associates, LLC	Distributors	Second Lien Senior Debt(6)	12.0%	2.0%	9/19		45.3	42.9	42.8
		Common Stock(4)				1,224,089		2.5	4.7

								45.4	47.5
BeyondTrust Software, Inc.	Software	First Lien Senior Debt(6)	8.0%	N/A	9/19		27.6	27.6	27.6
Blue Wolf Capital Fund II, L.P.(7)	Capital Markets	Limited Partnership Interest(4)						8.8	8.6
BRG Sports, Inc.	Leisure Products	Redeemable Preferred Stock(4)				1,171		1.2	1.8
		Common Units(4)				3,830,068		0.7	—

								1.9	1.8
CAMP International Holding Company	Transportation Infrastructure	Second Lien Senior Debt(6)	8.3%	N/A	11/19		15.0	15.0	15.1
CGSC of Delaware Holdings Corporation(7)	Insurance	Second Lien Senior Debt(6)	8.3%	N/A	10/20		2.0	2.0	1.8
Convergint Technologies, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	9.0%	N/A	12/17 - 12/20		75.0	75.0	75.0
CPI Buyer, LLC	Trading Companies & Distributors	Second Lien Senior Debt(6)	8.5%	N/A	8/22		25.0	24.6	24.7
Datapipe, Inc.	IT Services	Second Lien Senior Debt(6)	8.5%	N/A	9/19		29.5	29.1	28.5
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	6.5%	3.3%	12/16		15.3	15.2	13.9
		Mezzanine Debt(5)(6)	N/A	11.0%	12/22		2.1	1.8	0.4

								17.0	14.3
Exchange South Owner, LLC(7)	Real Estate	First Lien Senior Debt(6)	7.7%	N/A	1/19		6.9	6.9	6.9
Flexera Software LLC	Software	Second Lien Senior Debt(6)	8.0%	N/A	4/21		5.0	5.0	4.8
FXI Holdings, Inc.	Household Durables	Common Stock(4)				2,708		—	0.6
		Common Stock Warrants(4)(6)				7,067		—	0.2

								—	0.8
Inmar, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.0%	N/A	1/22		20.0	19.8	19.6
Iotum Global Holdings, Inc.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	N/A	10.0%			2.4	2.4	2.4
iParadigms, LLC	Internet Software & Services	Second Lien Senior Debt(6)	8.3%	N/A	7/22		27.0	26.8	26.6
Jazz Acquisition, Inc.	Aerospace & Defense	Second Lien Senior Debt(6)	7.8%	N/A	6/22		25.0	24.9	24.5
Landslide Holdings, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	2/21		9.0	9.0	8.8

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
LTG Acquisition, Inc.	Communications Equipment	Second Lien Senior Debt(6)	9.0%	N/A	10/20		46.0	46.0	45.6
		Common Stock(4)(6)				5,000		5.0	7.3

								51.0	52.9
Mitchell International, Inc.	Software	Second Lien Senior Debt(6)	8.5%	N/A	10/21		7.0	6.9	7.0
M-IV Lake Center LLC(7)	Real Estate	First Lien Senior Debt(6)	5.4%	N/A	12/17		6.1	6.1	6.1
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt(6)	2.4%	N/A	12/17		4.3	4.0	3.6
		Redeemable Preferred Stock(4)(6)				5,234,743		0.5	1.2

								4.5	4.8
Parts Holding Coörperatief U.A(7)	Distributors	Membership Entitlements(4)				173,060		6.4	1.7
Qualium I(7)	Capital Markets	Common Stock(4)				247,939		6.9	6.9
Ranpak Corp.	Containers & Packaging	Second Lien Senior Debt(6)	8.3%	N/A	10/22		25.0	25.0	25.0
Roark—Money Mailer, LLC	Media	Common Membership Units				3.5%		—	0.8
Sage Products Holdings III, LLC	Health Care Equipment & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	6/20		22.8	22.9	22.6
Sparta Systems, Inc.	IT Services	First Lien Senior Debt(6)	6.3%	1.5%	7/20		24.9	24.7	24.7
		Convertible Preferred Stock(6)				743		0.8	0.8

								25.5	25.5
Systems Maintenance Services Holding, Inc.	IT Services	Second Lien Senior Debt(6)	9.3%	N/A	10/20		28.0	27.8	27.8
TA THI Parent, Inc.	Auto Components	Second Lien Senior Debt(6)	9.8%	N/A	1/21		41.5	40.9	40.9
		Convertible Preferred Stock(4)(6)				25,000		2.5	2.5

								43.4	43.4
Teasdale Foods, Inc.	Food & Staples Retailing	Second Lien Senior Debt(6)	8.8%	N/A	10/21		31.5	31.5	31.5
Tyche Holdings, LLC	IT Services	Second Lien Senior Debt(6)	9.0%	N/A	11/22		27.0	26.9	26.7
Tyden Cayman Holdings Corp.(7)	Electronic Equipment, Instruments & Components	Convertible Preferred Stock(4)(6)				26,977		0.1	0.1
		Common Stock(4)(6)				3,218,667		3.8	2.3

								3.9	2.4
W3 Co.	Health Care Equipment & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	9/20		17.0	16.8	16.4
WP CPP Holdings, LLC	Aerospace & Defense	Second Lien Senior Debt(6)	8.8%	N/A	4/21		40.0	39.8	38.2
WRH, Inc.(8)	Life Sciences Tools & Services	Mezzanine Debt(6)	9.3%	5.9%	8/18		95.8	95.6	92.5
		Convertible Preferred Stock(4)(6)				2,008,575		200.9	96.9
		Common Stock(4)(6)				502,144		49.8	—

								346.3	189.4

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
EUROPEAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	First Lien Senior Debt	6.5%	2.0%	12/16		89.4	89.4	84.2
		Mezzanine Debt(5)	N/A	11.0%	12/22		12.2	10.5	2.4

								99.9	86.6
Financière OFIC S.A.S.(7)	Building Products	Warrants(4)				1,574,600		—	2.8
Financière Poult S.A.S.(7)	Food Products	Mezzanine Debt	5.0%	5.3%	6/22		16.2	16.2	15.9
Financière Riskeco S.A.S.(7)	Diversified Consumer Services	First Lien Senior Debt	6.5%	2.0%	7/21		14.1	14.1	13.7
The Flexitallic Group S.A.S.(7)	Energy Equipment & Services	First Lien Senior Debt	4.5%	4.5%	7/20		26.6	26.6	26.3
Groupe INSEEC(7)	Education Services	First Lien Senior Debt	6.0%	3.0%	12/20		47.1	47.1	45.8
HCV1 S.A.S(7)	Machinery	Mezzanine Debt(5)	4.5%	5.0%	2/17		49.1	28.1	—
Hilding Anders AB(7)	Household Durables	Mezzanine Debt(5)	N/A	12.0%	12/19		36.2	17.7	—
Legendre Holding 31 S.A.(7)	Leisure Products	First Lien Senior Debt	5.7%	N/A	1/21		68.4	68.4	65.0
		Common Stock(4)				51,975,983		6.3	6.3

								74.7	71.3
Modacin France S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt(5)	4.0%	4.5%	5/17		23.2	12.6	—
Parts Holding Coörperatief U.A.(7)	Auto Components	Common Stock(4)				568,624		—	5.4
Skrubbe Vermogensverwaltungsgesellschaft mbH(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt	4.5%	3.0%	7/20		12.3	12.3	12.1
Unipex Neptune International SAS(7)	Chemicals	Mezzanine Debt	7.0%	5.0%	9/20		5.3	5.3	5.3
Zodiac Marine and Pool S.A.(7)	Marine	Second Lien Senior Debt(5)	—%	4.0%	3/17		38.0	27.6	—
		Mezzanine Debt(5)	—%	8.0%	9/17		69.9	38.8	—

								66.4	—
SENIOR FLOATING RATE LOANS
1011778 B.C. Unlimited Liability Company(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.5%	N/A	12/21		17.0	16.8	17.0
24 Hour Fitness Worldwide, Inc.	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.8%	N/A	5/21		8.3	8.4	8.0
Accellent Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	4.5%	N/A	3/21		7.4	7.4	7.3
Acosta, Inc.	Media	First Lien Senior Debt(6)	5.0%	N/A	9/21		16.0	15.9	16.0
Advantage Sales & Marketing Inc.	Professional Services	First Lien Senior Debt(6)	4.3%	N/A	7/21		16.0	16.0	15.8
		Second Lien Senior Debt(6)	7.5%	N/A	7/22		1.0	1.0	1.0

								17.0	16.8
Aecom Technology Corp(7)	Construction & Engineering	First Lien Senior Debt(6)	3.8%	N/A	10/21		4.2	4.2	4.2
Affinia Group Inc.	Auto Components	First Lien Senior Debt(6)	4.8%	N/A	4/20		7.6	7.6	7.6
Akorn, Inc.(7)	Pharmaceuticals	First Lien Senior Debt(6)	4.5%	N/A	4/21		5.0	5.0	5.0
Albertson's LLC	Food & Staples Retailing	First Lien Senior Debt(6)	4.6%	N/A	3/19 - 8/21		2.0	2.0	2.0
AlixPartners, LLP	Diversified Financial Services	First Lien Senior Debt(6)	4.0%	N/A	7/20		12.0	12.0	11.9
Alliance Laundry Systems LLC	Machinery	First Lien Senior Debt(6)	4.3%	N/A	12/18		4.5	4.5	4.4

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
American Airlines, Inc.(7)	Airlines	First Lien Senior Debt(6)	3.8%	N/A	6/19		9.9	9.9	9.9
American Renal Holdings Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	4.5%	N/A	8/19		7.7	7.7	7.7
American Tire Distributors, Inc.	Distributors	First Lien Senior Debt(6)	5.8%	N/A	6/18		5.0	5.0	5.0
AmSurg Corp.(7)	Health Care Providers & Services	First Lien Senior Debt(6)	3.8%	N/A	7/21		10.0	10.0	9.9
AmWINS Group, LLC	Insurance	First Lien Senior Debt(6)	5.3%	N/A	9/19		8.8	8.8	8.8
Anchor Glass Container Corporation	Containers & Packaging	First Lien Senior Debt(6)	4.3%	N/A	6/21		7.5	7.5	7.4
Aquilex LLC	Commercial Services & Supplies	First Lien Senior Debt(6)	5.0%	N/A	12/20		3.0	3.0	2.9
Aramark Corporation(7)	Commercial Services & Supplies	First Lien Senior Debt(6)	3.3%	N/A	2/21		14.8	14.6	14.6
Ardent Medical Services, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	6.8%	N/A	7/18		0.3	0.3	0.3
ARG IH Corporation	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.8%	N/A	11/20		5.5	5.5	5.5
Aristocrat Leisure Limited(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.8%	N/A	10/21		5.0	4.9	4.9
Ascend Learning, LLC	Diversified Consumer Services	First Lien Senior Debt(6)	5.0%	N/A	7/19		2.4	2.4	2.4
Ascensus, Inc.	Commercial Services & Supplies	First Lien Senior Debt(6)	5.0%	N/A	12/19		6.0	6.1	6.0
Asurion, LLC	Commercial Services & Supplies	First Lien Senior Debt(6)	5.0%	N/A	5/19		7.4	7.4	7.3
Atlantic Power Limited Partnership(7)	Independent Power & Renewable Electricity Producers	First Lien Senior Debt(6)	4.8%	N/A	2/21		4.5	4.5	4.5
AZ Chem US Inc.	Chemicals	First Lien Senior Debt(6)	4.5%	N/A	6/21		9.6	9.7	9.4
BarBri, Inc.	Diversified Consumer Services	First Lien Senior Debt(6)	4.5%	N/A	7/19		9.8	9.8	9.6
Berlin Packaging L.L.C.	Containers & Packaging	First Lien Senior Debt(6)	4.5%	N/A	10/21		6.5	6.4	6.5
Biomet, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	3.7%	N/A	7/17		4.0	4.0	4.0
BJ's Wholesale Club, Inc.	Food & Staples Retailing	First Lien Senior Debt(6)	4.5%	N/A	9/19		4.9	4.9	4.9
Blackboard Inc.	Software	First Lien Senior Debt(6)	4.8%	N/A	10/18		5.0	5.0	4.9
Boulder Brands, Inc.(7)	Food Products	First Lien Senior Debt(6)	4.5%	N/A	7/20		7.1	7.1	7.1
Boyd Gaming Corporation(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.0%	N/A	8/20		6.4	6.4	6.3
The Brickman Group Ltd. LLC	Commercial Services & Supplies	First Lien Senior Debt(6)	4.0%	N/A	12/20		5.0	5.0	4.8
Burlington Coat Factory Warehouse Corporation(7)	Specialty Retail	First Lien Senior Debt(6)	4.3%	N/A	8/21		4.0	4.0	3.9
BWAY Intermediate Company, Inc.	Containers & Packaging	First Lien Senior Debt(6)	5.6%	N/A	8/20		4.0	3.9	4.0
Camp International Holding Company	Transportation Infrastructure	First Lien Senior Debt(6)	4.8%	N/A	5/19		7.7	7.7	7.7
Capital Automotive L.P.	Real Estate	First Lien Senior Debt(6)	4.0%	N/A	4/19		12.3	12.3	12.1
Capital Safety North America Holdings Inc.	Commercial Services & Supplies	First Lien Senior Debt(6)	3.8%	N/A	3/21		9.4	9.2	9.2

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Capsugel Holdings US, Inc.	Pharmaceuticals	First Lien Senior Debt(6)	3.5%	N/A	8/18		11.5	11.5	11.3
Carecore National, LLC	Health Care Providers & Services	First Lien Senior Debt(6)	5.5%	N/A	3/21		5.0	5.0	4.9
Carros Finance Luxembourg S.A.R.L.(7)	Machinery	First Lien Senior Debt(6)	4.5%	N/A	9/21		9.0	9.0	8.9
Catalent Pharma Solutions, Inc.(7)	Pharmaceuticals	First Lien Senior Debt(6)	4.3%	N/A	5/21		12.4	12.5	12.4
CCM Merger Inc.	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.5%	N/A	8/21		4.9	4.9	4.8
CEC Entertainment, Inc.	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.0%	N/A	2/21		12.4	12.3	12.1
Cequel Communications, LLC	Media	First Lien Senior Debt(6)	3.5%	N/A	2/19		15.1	14.9	15.0
Charter Communications Operating, LLC(7)	Media	First Lien Senior Debt(6)	4.3%	N/A	9/21		1.3	1.2	1.3
Checkout Holding Corp.	Media	First Lien Senior Debt(6)	4.5%	N/A	4/21		5.0	5.0	4.8
CityCenter Holdings, LLC	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.3%	N/A	10/20		12.5	12.4	12.4
Connolly, LLC	Professional Services	First Lien Senior Debt(6)	5.0%	N/A	5/21		8.8	8.8	8.8
		Second Lien Senior Debt(6)	8.0%	N/A	5/22		1.0	1.0	1.0

								9.8	9.8
Consolidated Communications, Inc.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	4.3%	N/A	12/20		5.0	5.0	4.9
CPG International Inc.	Building Products	First Lien Senior Debt(6)	4.8%	N/A	9/20		7.4	7.5	7.4
CPI Buyer, LLC	Trading Companies & Distributors	First Lien Senior Debt(6)	5.5%	N/A	8/21		2.0	2.0	2.0
CPI International Inc.	Electronic Equipment, Instruments & Components	First Lien Senior Debt(6)	4.3%	N/A	11/17		10.4	10.4	10.3
CT Technologies Intermediate Holdings, Inc.	Health Care Technology	First Lien Senior Debt(6)	6.0%	N/A	12/21		3.0	3.0	3.0
DAE Aviation Holdings, Inc.	Aerospace & Defense	First Lien Senior Debt(6)	5.0%	N/A	11/18		3.6	3.6	3.6
Dave & Buster's, Inc.	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.3%	N/A	7/20		6.1	6.1	6.1
Del Monte Foods, Inc.(7)	Food Products	First Lien Senior Debt(6)	4.3%	N/A	2/21		5.0	5.0	4.6
Dell International LLC	Technology Hardware, Storage & Peripherals	First Lien Senior Debt(6)	4.5%	N/A	4/20		9.5	9.4	9.5
Deltek, Inc.	Software	First Lien Senior Debt(6)	4.5%	N/A	10/18		5.0	4.9	4.9
Dialysis Newco, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	4.5%	N/A	4/21		11.9	12.0	11.9
Dole Food Company, Inc.	Food Products	First Lien Senior Debt(6)	4.5%	N/A	11/18		10.2	10.3	10.1
DPX Holdings B.V.(7)	Life Sciences Tools & Services	First Lien Senior Debt(6)	4.3%	N/A	3/21		7.0	6.9	6.8
Drew Marine Group Inc.	Chemicals	First Lien Senior Debt(6)	4.5%	N/A	11/20		5.0	5.0	4.9
DTZ U.S. Borrower, LLC(7)	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	11/21		2.0	2.0	2.0
Duff & Phelps Corporation	Capital Markets	First Lien Senior Debt(6)	4.5%	N/A	4/20		10.4	10.5	10.3
Dunkin' Brands, Inc.(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	3.3%	N/A	2/21		7.5	7.4	7.3

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
DynCorp International Inc.	Aerospace & Defense	First Lien Senior Debt(6)	6.3%	N/A	7/16		1.0	1.0	1.0
Eco Services Operations LLC	Chemicals	First Lien Senior Debt(6)	4.8%	N/A	12/21		2.0	2.0	2.0
EFS Cogen Holdings I, LLC	Independent Power & Renewable Electricity Producers	First Lien Senior Debt(6)	3.8%	N/A	12/20		11.3	11.3	11.2
Electrical Components International, Inc.	Electrical Equipment	First Lien Senior Debt(6)	5.8%	N/A	5/21		3.0	3.0	3.0
Emdeon Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	3.8%	N/A	11/18		10.0	9.9	9.8
Emerald Expositions Holding, Inc.	Media	First Lien Senior Debt(6)	4.8%	N/A	6/20		4.8	4.8	4.7
Entravision Communications Corporation(7)	Media	First Lien Senior Debt(6)	3.5%	N/A	5/20		1.9	1.9	1.8
EquiPower Resources Holdings, LLC	Independent Power & Renewable Electricity Producers	First Lien Senior Debt(6)	4.3%	N/A	12/18 - 12/19		4.9	4.9	4.8
Evergreen Acqco 1 LP	Multiline Retail	First Lien Senior Debt(6)	5.0%	N/A	7/19		12.4	12.5	12.0
EWT Holdings III Corp.	Machinery	First Lien Senior Debt(6)	4.8%	N/A	1/21		5.0	5.0	4.9
Fairmount Minerals, Ltd.	Metals & Mining	First Lien Senior Debt(6)	4.5%	N/A	9/19		5.0	5.0	4.5
FCA US LLC(7)	Automobiles	First Lien Senior Debt(6)	3.3%	N/A	12/18		9.9	9.9	9.9
Ferro Corporation(7)	Chemicals	First Lien Senior Debt(6)	4.0%	N/A	7/21		6.0	6.0	5.9
Filtration Group Corporation	Industrial Conglomerates	First Lien Senior Debt(6)	4.5%	N/A	11/20		10.0	10.0	9.9
First Data Corporation	IT Services	First Lien Senior Debt(6)	4.0%	N/A	3/18 - 3/21		17.4	17.4	17.2
Fitness International, LLC	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	5.5%	N/A	7/20		3.6	3.6	3.5
Flexera Software LLC	Software	First Lien Senior Debt(6)	4.5%	N/A	4/20		5.4	5.4	5.3
Fly Funding II S.à r.l.(7)	Trading Companies & Distributors	First Lien Senior Debt(6)	4.5%	N/A	8/19		4.6	4.6	4.5
Flying Fortress Inc.(7)	Capital Markets	First Lien Senior Debt(6)	3.5%	N/A	6/17		5.3	5.3	5.3
FMG Resources (August 2006) Pty LTD(7)	Metals & Mining	First Lien Senior Debt(6)	3.8%	N/A	6/19		5.0	5.0	4.5
FullBeauty Brands, Inc.	Internet & Catalog Retail	First Lien Senior Debt(6)	4.5%	N/A	3/21		11.5	11.5	11.4
Gates Global LLC	Machinery	First Lien Senior Debt(6)	4.3%	N/A	7/21		18.1	18.0	17.7
Global Tel*Link Corporation	Diversified Telecommunication Services	First Lien Senior Debt(6)	5.0%	N/A	5/20		4.3	4.3	4.2
The Goodyear Tire & Rubber Company(7)	Auto Components	Second Lien Senior Debt(6)	4.8%	N/A	4/19		7.5	7.5	7.5
Great Wolf Resorts, Inc.	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	5.8%	N/A	8/20		7.9	8.0	7.9
Greeneden U.S. Holdings II, LLC	Software	First Lien Senior Debt(6)	4.0%	N/A	2/20		5.0	4.9	4.9
Grosvenor Capital Management Holdings, LLLP	Capital Markets	First Lien Senior Debt(6)	3.8%	N/A	1/21		13.6	13.5	13.3
Guggenheim Partners Investment Management Holdings, LLC	Capital Markets	First Lien Senior Debt(6)	4.3%	N/A	7/20		9.0	8.9	8.9
H. J. Heinz Company	Food Products	First Lien Senior Debt(6)	3.5%	N/A	6/20		25.9	25.9	25.8
Hampton Rubber Company	Energy Equipment & Services	First Lien Senior Debt(6)	5.0%	N/A	3/21		4.0	4.0	3.8

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Harbor Freight Tools USA, Inc.	Specialty Retail	First Lien Senior Debt(6)	4.8%	N/A	7/19		10.6	10.6	10.6
Hearthside Group Holdings, LLC	Food Products	First Lien Senior Debt(6)	4.5%	N/A	6/21		10.4	10.5	10.4
Hemisphere Media Holdings, LLC(7)	Media	First Lien Senior Debt(6)	5.0%	N/A	7/20		0.9	0.9	0.9
HFOTCO LLC	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	4.3%	N/A	8/21		1.0	1.0	1.0
The Hillman Group, Inc.	Machinery	First Lien Senior Debt(6)	4.5%	N/A	6/21		9.0	9.0	8.9
Hub International Limited	Insurance	First Lien Senior Debt(6)	4.3%	N/A	10/20		8.5	8.4	8.2
Hudson Products Holdings Inc.	Energy Equipment & Services	First Lien Senior Debt(6)	5.0%	N/A	3/19		7.5	7.5	7.2
Hyland Software, Inc.	Software	First Lien Senior Debt(6)	4.8%	N/A	2/21		4.0	4.0	4.0
Ikaria, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	5.0%	N/A	2/21		8.2	8.3	8.2
Immucor, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	5.0%	N/A	8/18		7.9	8.0	7.8
IMS Health Incorporated(7)	Health Care Technology	First Lien Senior Debt(6)	3.5%	N/A	3/21		5.4	5.3	5.3
Indra Holdings Corp.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	5.3%	N/A	4/21		4.1	4.2	4.1
Infinity Acquisition LLC	Software	First Lien Senior Debt(6)	4.3%	N/A	8/21		5.0	5.0	4.9
Information Resources, Inc.	Professional Services	First Lien Senior Debt(6)	4.8%	N/A	9/20		7.4	7.5	7.4
Inmar, Inc.	Commercial Services & Supplies	First Lien Senior Debt(6)	4.3%	N/A	1/21		4.9	4.9	4.8
Intelsat Jackson Holdings S.A.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	3.8%	N/A	6/19		5.0	5.0	4.9
Interactive Data Corporation	Media	First Lien Senior Debt(6)	4.8%	N/A	4/21		8.5	8.5	8.4
Ion Media Networks, Inc.	Media	First Lien Senior Debt(6)	4.8%	N/A	12/20		5.0	5.0	4.9
J. Crew Group, Inc.	Specialty Retail	First Lien Senior Debt(6)	4.0%	N/A	3/21		7.5	7.4	7.1
J.C. Penney Corporation, Inc.(7)	Multiline Retail	First Lien Senior Debt(6)	5.0%	N/A	6/19		2.0	2.0	1.9
Jaguar Holding Company I	Life Sciences Tools & Services	First Lien Senior Debt(6)	4.0%	N/A	12/18		28.2	28.3	28.0
Jazz Acquisition, Inc.	Aerospace & Defense	First Lien Senior Debt(6)	4.5%	N/A	6/21		5.0	5.0	4.9
The Kenan Advantage Group, Inc.	Road & Rail	First Lien Senior Debt(6)	3.8%	N/A	6/16		4.9	5.0	4.9
Key Safety Systems, Inc.	Auto Components	First Lien Senior Debt(6)	4.8%	N/A	8/21		5.2	5.2	5.2
Kindred Healthcare, Inc.(7)	Health Care Providers & Services	First Lien Senior Debt(6)	4.3%	N/A	4/21		7.4	7.3	7.2
La Frontera Generation, LLC	Independent Power & Renewable Electricity Producers	First Lien Senior Debt(6)	4.5%	N/A	9/20		8.7	8.7	8.6
La Quinta Intermediate Holdings L.L.C.(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.0%	N/A	4/21		6.8	6.8	6.7
Landmark Aviation FBO Canada, Inc.(7)	Aerospace & Defense	First Lien Senior Debt(6)	4.8%	N/A	10/19		0.3	0.3	0.3
Landslide Holdings, Inc.	Software	First Lien Senior Debt(6)	5.0%	N/A	2/20		7.4	7.4	7.2
Learning Care Group (US) No. 2 Inc.	Diversified Consumer Services	First Lien Senior Debt(6)	5.5%	N/A	5/21		3.7	3.7	3.7
Leonardo Acquisition Corp.	Internet & Catalog Retail	First Lien Senior Debt(6)	4.3%	N/A	1/21		10.4	10.4	10.2

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Level 3 Financing, Inc.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	4.5%	N/A	1/22		4.0	4.0	4.0
Libbey Glass Inc.(7)	Household Durables	First Lien Senior Debt(6)	3.8%	N/A	4/21		4.5	4.5	4.4
Liberty Cablevision of Puerto Rico LLC	Media	First Lien Senior Debt(6)	4.5%	N/A	1/22		5.0	5.0	4.9
LM U.S. Member LLC	Aerospace & Defense	First Lien Senior Debt(6)	4.8%	N/A	10/19		7.7	7.6	7.6
MCC Iowa LLC	Media	First Lien Senior Debt(6)	4.0%	N/A	1/20 - 6/21		14.3	14.3	14.0
McJunkin Red Man Corporation(7)	Trading Companies & Distributors	First Lien Senior Debt(6)	5.0%	N/A	11/19		5.0	5.0	4.6
Mediacom Illinois, LLC	Media	First Lien Senior Debt(6)	3.8%	N/A	6/21		7.5	7.4	7.3
The Men's Wearhouse, Inc.(7)	Specialty Retail	First Lien Senior Debt(6)	4.5%	N/A	6/21		10.0	10.0	10.0
Michaels Stores, Inc.(7)	Specialty Retail	First Lien Senior Debt(6)	3.8%	N/A	1/20		19.7	19.7	19.3
Midas Intermediate Holdco II, LLC	Diversified Consumer Services	First Lien Senior Debt(6)	4.8%	N/A	8/21		2.0	2.0	2.0
Millennium Health, LLC	Health Care Providers & Services	First Lien Senior Debt(6)	5.3%	N/A	4/21		7.3	7.4	7.3
Minerals Technologies Inc.(7)	Chemicals	First Lien Senior Debt(6)	4.0%	N/A	5/21		2.8	2.8	2.8
Mirror Bidco Corp.(7)	Machinery	First Lien Senior Debt(6)	4.3%	N/A	12/19		7.8	7.9	7.8
Mitchell International, Inc.	Software	First Lien Senior Debt(6)	4.5%	N/A	10/20		9.4	9.5	9.3
Mitel US Holdings, Inc.(7)	Communications Equipment	First Lien Senior Debt(6)	5.3%	N/A	1/20		2.3	2.3	2.3
Moneygram International, Inc.(7)	IT Services	First Lien Senior Debt(6)	4.3%	N/A	3/20		5.0	4.9	4.6
MPG Holdco I Inc.	Auto Components	First Lien Senior Debt(6)	4.3%	N/A	10/21		7.8	7.8	7.9
MPH Acquisition Holdings LLC	Health Care Providers & Services	First Lien Senior Debt(6)	3.8%	N/A	3/21		16.5	16.4	16.1
Murray Energy Corporation	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	5.3%	N/A	12/19		4.5	4.5	4.3
National Financial Partners Corp.	Insurance	First Lien Senior Debt(6)	4.5%	N/A	7/20		6.5	6.5	6.4
National Surgical Hospitals, Inc	Health Care Providers & Services	First Lien Senior Debt(6)	5.3%	N/A	8/19		5.5	5.5	5.4
The Neiman Marcus Group Inc.	Multiline Retail	First Lien Senior Debt(6)	4.3%	N/A	10/20		10.5	10.4	10.2
Numericable U.S. LLC(7)	Media	First Lien Senior Debt(6)	4.5%	N/A	5/20		4.0	4.0	4.0
NVA Holdings, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	4.8%	N/A	8/21		8.5	8.5	8.4
Onex Carestream Finance LP	Health Care Equipment & Supplies	First Lien Senior Debt(6)	5.0%	N/A	6/19		14.1	14.2	14.1
Opal Acquisition, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	5.0%	N/A	11/20		5.0	5.0	4.9
Ortho-Clinical Diagnostics S.A.(7)	Health Care Providers & Services	First Lien Senior Debt(6)	4.8%	N/A	6/21		12.3	12.4	12.2
OSG Bulk Ships, Inc.(7)	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	5.3%	N/A	8/19		8.7	8.8	8.5
Oxbow Carbon LLC	Metals & Mining	First Lien Senior Debt(6)	4.3%	N/A	7/19		4.9	4.9	4.5
P2 Lower Acquisition, LLC	Health Care Providers & Services	First Lien Senior Debt(6)	5.5%	N/A	10/20		1.9	1.8	1.8
Party City Holdings Inc.	Specialty Retail	First Lien Senior Debt(6)	4.0%	N/A	7/19		11.6	11.5	11.4

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Peabody Energy Corporation(7)	Metals & Mining	First Lien Senior Debt(6)	4.3%	N/A	9/20		7.5	7.5	6.8
Penn Engineering & Manufacturing Corp.	Building Products	First Lien Senior Debt(6)	4.5%	N/A	8/21		6.5	6.5	6.5
Performance Food Group, Inc.	Food & Staples Retailing	Second Lien Senior Debt(6)	6.3%	N/A	11/19		4.0	4.0	3.9
Petroleum GEO-Services ASA(7)	Energy Equipment & Services	First Lien Senior Debt(6)	3.3%	N/A	3/21		5.0	4.9	4.2
PharMEDium Healthcare Corporation	Pharmaceuticals	First Lien Senior Debt(6)	4.3%	N/A	1/21		4.7	4.8	4.6
Phillips-Medisize Corporation	Health Care Equipment & Supplies	First Lien Senior Debt(6)	4.8%	N/A	6/21		6.0	6.0	6.0
Pilot Travel Centers LLC	Specialty Retail	First Lien Senior Debt(6)	4.3%	N/A	10/21		10.0	9.9	10.0
Pinnacle Foods Finance LLC(7)	Food Products	First Lien Senior Debt(6)	3.0%	N/A	4/20		14.3	14.2	13.9
Planet Fitness Holdings, LLC	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.8%	N/A	3/21		5.3	5.4	5.3
Post Holdings Inc.(7)	Food Products	First Lien Senior Debt(6)	3.8%	N/A	6/21		8.0	8.0	7.9
PQ Corporation	Chemicals	First Lien Senior Debt(6)	4.0%	N/A	8/17		5.0	5.0	4.9
Presidio, Inc.	IT Services	First Lien Senior Debt(6)	5.0%	N/A	3/17		4.6	4.7	4.6
Quikrete Holdings, Inc.	Construction Materials	First Lien Senior Debt(6)	4.0%	N/A	9/20		12.5	12.4	12.3
Quintiles Transnational Corp.(7)	Life Sciences Tools & Services	First Lien Senior Debt(6)	3.8%	N/A	6/18		3.0	2.9	2.9
Renaissance Learning, Inc.	Software	First Lien Senior Debt(6)	4.5%	N/A	4/21		9.9	9.9	9.7
Road Infrastructure Investment, LLC	Chemicals	First Lien Senior Debt(6)	4.3%	N/A	3/21		12.4	12.4	11.9
RPI Finance Trust(7)	Pharmaceuticals	First Lien Senior Debt(6)	3.5%	N/A	11/20		4.0	4.0	4.0
Sabre GLBL Inc.(7)	Software	First Lien Senior Debt(6)	4.5%	N/A	2/19		7.4	7.5	7.3
Sage Products Holdings III, LLC	Health Care Equipment & Supplies	First Lien Senior Debt(6)	5.0%	N/A	12/19		2.0	2.0	2.0
Schaeffler AG(7)	Auto Components	First Lien Senior Debt(6)	4.3%	N/A	5/20		1.0	1.0	1.0
Scientific Games International Inc.(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	6.0%	N/A	10/21		4.0	4.0	4.0
Sears Roebuck Acceptance Corp.(7)	Multiline Retail	First Lien Senior Debt(6)	5.5%	N/A	6/18		5.0	5.0	4.8
Securus Technologies Holdings, Inc.	Diversified Telecommunication Services	First Lien Senior Debt(6)	4.8%	N/A	4/20		4.9	5.0	4.9
Sedgwick Claims Management Services, Inc.	Insurance	First Lien Senior Debt(6)	3.8%	N/A	3/21		13.9	13.7	13.6
		Second Lien Senior Debt(6)	6.8%	N/A	2/22		5.0	5.0	4.7

								18.7	18.3
Seminole Hard Rock Entertainment, Inc.	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	3.5%	N/A	5/20		5.9	5.9	5.7
Serta Simmons Holdings, LLC	Household Durables	First Lien Senior Debt(6)	4.3%	N/A	10/19		8.8	8.8	8.7
The Servicemaster Company, LLC(7)	Diversified Consumer Services	First Lien Senior Debt(6)	4.3%	N/A	7/21		5.5	5.4	5.4
Ship Luxco 3 S.a.r.l(7)	IT Services	First Lien Senior Debt(6)	4.8%	N/A	11/19		5.0	5.0	5.0
Sinclair Television Group, Inc.(7)	Media	First Lien Senior Debt(6)	3.5%	N/A	7/21		4.0	4.0	4.0
Southcross Energy Partners, L.P.(7)	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	5.3%	N/A	8/21		1.0	1.0	0.9

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Southwire Company, LLC	Electrical Equipment	First Lien Senior Debt(6)	3.3%	N/A	2/21		20.3	20.2	19.6
Spectrum Brands, Inc(7)	Household Products	First Lien Senior Debt(6)	3.5%	N/A	9/19		1.2	1.2	1.2
Spin Holdco Inc.	Diversified Consumer Services	First Lien Senior Debt(6)	4.3%	N/A	11/19		7.4	7.5	7.3
Standard Aero Limited(7)	Aerospace & Defense	First Lien Senior Debt(6)	5.0%	N/A	11/18		1.4	1.4	1.4
Star West Generation LLC	Independent Power & Renewable Electricity Producers	First Lien Senior Debt(6)	4.3%	N/A	3/20		2.0	2.0	2.0
Station Casinos LLC	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.3%	N/A	3/20		12.0	11.9	11.7
Steinway Musical Instruments, Inc.	Leisure Products	First Lien Senior Debt(6)	4.8%	N/A	9/19		5.0	5.0	5.0
STHI Holding Corp.	Life Sciences Tools & Services	First Lien Senior Debt(6)	4.5%	N/A	8/21		7.0	7.0	6.9
STS Operating, Inc.	Trading Companies & Distributors	First Lien Senior Debt(6)	4.8%	N/A	2/21		2.0	2.0	2.0
Syniverse Holdings, Inc.	Wireless Telecommunication Services	First Lien Senior Debt(6)	4.0%	N/A	4/19		15.0	14.9	14.6
Tallgrass Operations, LLC	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	4.3%	N/A	11/18		8.4	8.4	8.3
TI Group Automotive Systems, L.L.C.(7)	Auto Components	First Lien Senior Debt(6)	4.3%	N/A	7/21		7.5	7.4	7.4
TMS International Corp.	Metals & Mining	First Lien Senior Debt(6)	4.5%	N/A	10/20		12.8	12.9	12.8
TNS, Inc.	IT Services	First Lien Senior Debt(6)	5.0%	N/A	2/20		4.0	4.0	3.9
TPF II LC, LLC	Independent Power & Renewable Electricity Producers	First Lien Senior Debt(6)	5.5%	N/A	9/21		2.0	2.0	2.0
TransDigm Inc.(7)	Aerospace & Defense	First Lien Senior Debt(6)	3.8%	N/A	6/21		7.5	7.4	7.4
Trans Union LLC	Professional Services	First Lien Senior Debt(6)	4.0%	N/A	4/21		19.9	19.8	19.7
Travelport Finance (Luxembourg) S.à r.l.(7)	Internet Software & Services	First Lien Senior Debt(6)	6.0%	N/A	9/21		4.0	3.9	4.0
TWCC Holding Corp.	Media	First Lien Senior Debt(6)	3.5%	N/A	2/17		5.0	4.9	4.9
		Second Lien Senior Debt(6)	7.0%	N/A	6/20		5.0	5.0	4.8

								9.9	9.7
Tyche Holdings, LLC	IT Services	First Lien Senior Debt(6)	5.5%	N/A	11/21		5.4	5.4	5.4
U.S. Renal Care, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	4.3%	N/A	7/19		13.3	13.4	13.2
United Air Lines, Inc.(7)	Airlines	First Lien Senior Debt(6)	3.8%	N/A	9/21		8.0	7.9	7.9
Univision Communications Inc.	Media	First Lien Senior Debt(6)	4.0%	N/A	2/20 - 3/20		12.5	12.4	12.2
USIC Holdings, Inc.	Construction & Engineering	First Lien Senior Debt(6)	4.0%	N/A	7/20		14.9	14.8	14.6
USI, Inc.	Insurance	First Lien Senior Debt(6)	4.3%	N/A	12/19		8.4	8.5	8.3
Valeant Pharmaceuticals International, Inc.(7)	Pharmaceuticals	First Lien Senior Debt(6)	3.5%	N/A	2/19		8.7	8.7	8.6
Vencore, Inc.	Aerospace & Defense	First Lien Senior Debt(6)	5.8%	N/A	11/19		4.2	4.2	4.2
Veyance Technologies, Inc.	Machinery	First Lien Senior Debt(6)	5.3%	N/A	9/17		1.9	1.9	1.9
VWR Funding, Inc.(7)	Distributors	First Lien Senior Debt(6)	3.4%	N/A	4/17		9.9	9.9	9.9

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Wall Street Systems Delaware, Inc.(7)	Software	First Lien Senior Debt(6)	4.5%	N/A	4/21		4.9	4.8	4.9
Wastequip, LLC	Machinery	First Lien Senior Debt(6)	5.5%	N/A	8/19		5.0	5.0	4.9
WaveDivision Holdings, LLC	Media	First Lien Senior Debt(6)	4.0%	N/A	10/19		8.4	8.5	8.3
WideOpenWest Finance, LLC	Media	First Lien Senior Debt(6)	4.8%	N/A	4/19		5.0	5.0	4.9
Wilsonart LLC	Building Products	First Lien Senior Debt(6)	4.0%	N/A	10/19		8.4	8.4	8.2
WP CPP Holdings, LLC	Aerospace & Defense	First Lien Senior Debt(6)	4.8%	N/A	12/19		7.1	7.1	7.1
XO Communications, LLC	Diversified Telecommunication Services	First Lien Senior Debt(6)	4.3%	N/A	3/21		10.4	10.4	10.3
Yankee Cable Acquisition, LLC	Media	First Lien Senior Debt(6)	4.5%	N/A	2/20 - 3/20		13.3	13.3	13.3
Yonkers Racing Corporation	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.3%	N/A	8/19		4.8	4.8	4.3
York Risk Services Holding Corp.(7)	Insurance	First Lien Senior Debt(6)	4.8%	N/A	10/21		1.0	1.0	1.0
Zayo Group LLC	Diversified Telecommunication Services	First Lien Senior Debt(6)	4.0%	N/A	7/19		5.0	5.0	4.9
AMERICAN CAPITAL CMBS INVESTMENTS
CD 2007-CD4 Commercial Mortgage Trust(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	12/49		16.0	1.1	2.5
CD 2007-CD5 Mortgage Trust(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	6.1%	N/A	12/17		14.8	7.3	1.8
Citigroup Commercial Mortgage Securities Trust 2007-C6(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	7/17		30.9	17.5	7.4
Credit Suisse Commercial Mortgage Trust Series 2007-C4(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.9%	N/A	8/17		20.8	7.8	1.4
J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.8%	N/A	7/17		25.2	—	2.6
LB-UBS Commercial Mortgage Trust 2007-C6(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	6.2%	N/A	8/17		12.0	3.0	1.4
Wachovia Bank Commercial Mortgage Trust 2005-C22(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.4%	N/A	3/16		15.0	1.1	4.0
Wachovia Bank Commercial Mortgage Trust 2006-C24(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	3/16		15.0	1.0	2.1
Wachovia Bank Commercial Mortgage Trust 2007-C31(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.8%	N/A	5/17		20.0	10.6	1.1
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	10/17		60.9	12.3	6.9
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.9%	N/A	10/17 - 12/20		5.6	5.6	3.9
AMERICAN CAPITAL CLO INVESTMENTS
ACAS CLO 2007-1, Ltd.(7)		Secured Notes(6)			4/21		8.5	8.4	8.3

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
		Subordinated Notes(6)			4/21		25.9	9.8	14.4

								18.2	22.7
ACAS CLO 2013-2, Ltd.(7)		Subordinated Notes(6)			10/25		8.0	7.0	6.6
Apidos CLO XIV(7)		Income Notes(6)			4/25		8.1	7.3	7.3
Apidos CLO XIX(7)		Income Notes(6)			10/26		10.5	9.4	9.4
Apidos CLO XVIII, Ltd.(7)		Subordinated Notes(6)			7/26		34.0	33.9	32.2
Ares IIIR/IVR CLO Ltd.(7)		Subordinated Notes(6)			4/21		20.0	10.8	7.8
Ares XXIX CLO Ltd.(7)		Subordinated Notes(6)			4/26		7.3	6.6	6.6
Avery Point II CLO, Limited(7)		Income Notes(6)			7/25		2.6	2.2	2.2
Babson CLO Ltd. 2006-II(7)		Income Notes(6)			10/20		15.0	7.9	9.5
Babson CLO Ltd. 2014-II(7)		Subordinated Notes(6)			9/26		25.0	23.6	23.6
Babson CLO Ltd. 2014-III(7)		Subordinated Notes(6)			1/26		3.8	3.4	3.4
Blue Hill CLO, Ltd.(7)		Subordinated Notes(6)			1/26		10.7	9.2	9.1
Carlyle Global Market Strategies CLO 2013-3, Ltd.(7)		Subordinated Notes(6)			7/25		2.3	1.8	1.8
Carlyle Global Market Strategies CLO 2014-4, Ltd.(7)		Subordinated Notes(6)			10/26		14.6	13.4	12.9
Cent CDO 12 Limited(7)		Income Notes(6)			11/20		26.4	9.3	28.0
Cent CLO 18 Limited(7)		Subordinated Notes(6)			7/25		3.8	3.0	3.4
Cent CLO 19 Limited(7)		Subordinated Notes(6)			10/25		5.3	4.6	4.6
Cent CLO 22 Limited(7)		Subordinated Notes(6)			11/26		35.0	33.7	33.7
Centurion CDO 8 Limited(7)		Subordinated Notes(4)(6)			3/17		5.0	0.2	—
CoLTs 2005-1 Ltd.(7)		Preference Shares(4)(6)			3/15	360		1.9	0.3
CoLTs 2005-2 Ltd.(7)		Preference Shares(4)(6)			12/18	34,170,000		12.5	1.8
CREST Exeter Street Solar 2004-1(7)		Preferred Securities(4)(6)			6/39	3,500,000		3.2	—
Dryden 31 Senior Loan Fund(7)		Subordinated Notes(6)			3/26		2.3	2.0	2.0
Eaton Vance CDO X plc(7)		Secured Subordinated Notes(6)			2/27		15.0	11.4	9.1
Flagship CLO V(7)		Deferrable Notes(6)			9/19		1.7	1.5	1.6
		Subordinated Securities(6)			9/19	15,000		7.0	2.3

								8.5	3.9
Galaxy III CLO, Ltd(7)		Subordinated Notes(4)			8/16		4.0	0.2	—
Galaxy XVI CLO, Ltd.(7)		Subordinated Notes(6)			11/25		2.3	2.1	2.1
GoldenTree Loan Opportunities IX, Limited(7)		Subordinated Notes(6)			10/26		40.8	37.7	37.7
Halcyon Loan Advisors Funding 2014-1 Ltd.(7)		Subordinated Notes(6)			2/26		1.3	1.1	1.1
Halcyon Loan Advisors Funding 2015-2, Ltd.(7)		Subordinated Notes(4)(6)			12/17		15.0	15.0	15.0
Herbert Park B.V.(7)		Subordinated Notes(6)			10/26		26.7	27.7	22.4
Highbridge Loan Management 2013-2, Ltd.(7)		Subordinated Notes(6)			10/24		27.0	22.9	22.9
LightPoint CLO IV, LTD(7)		Income Notes(6)			4/18		6.7	9.1	5.5
LightPoint CLO VII, Ltd.(7)		Subordinated Notes(6)			5/21		9.0	3.0	2.5

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Limerock CLO III, Ltd.(7)		Subordinated Notes(6)			10/26		12.5	11.4	11.4
Magnetite VIII, Limited(7)		Subordinated Notes(6)			5/26		6.7	6.5	6.2
Magnetite XIV, Limited(7)		Subordinated Notes(4)(6)			6/16		20.0	20.0	20.0
Mayport CLO Ltd.(7)		Income Notes			2/20		14.0	8.6	3.2
Neuberger Berman CLO XV, Ltd.(7)		Subordinated Notes(6)			10/25		2.8	2.3	2.3
NYLIM Flatiron CLO 2006-1 LTD.(7)		Subordinated Securities(6)			8/20	10,000		3.5	4.3
Och-Ziff VIII, Ltd.(7)		Subordinated Notes(6)			9/26		16.0	15.1	15.1
Octagon Investment Partners VII, Ltd.(7)		Preferred Securities(4)(6)			12/16	5,000,000		1.1	—
Octagon Investment Partners XIV, Ltd.(7)		Income Notes(6)			1/24		4.5	3.3	3.4
Octagon Investment Partners XIX, Ltd.(7)		Subordinated Notes(6)			4/26		25.0	21.5	22.8
Octagon Investment Partners XX, Ltd.(7)		Subordinated Notes(6)			8/26		2.5	2.5	2.5
Octagon Investment Partners XXII, Ltd.(7)		Subordinated Notes(6)			11/25		8.4	7.7	7.7
Octagon Loan Funding, Ltd.(7)		Subordinated Notes(6)			9/26		4.0	3.6	3.6
OHA Credit Partners VIII, Ltd.(7)		Subordinated Notes(6)			4/25		5.0	4.5	4.5
Sapphire Valley CDO I, Ltd.(7)		Subordinated Notes(6)			12/22		14.0	14.5	11.1
THL Credit Wind River 2014-1 CLO Ltd.(7)		Subordinated Notes(6)			4/26		16.0	14.4	13.9
Vitesse CLO, Ltd.(7)		Preferred Securities(6)			8/20	20,000,000		12.9	7.2
Voya CLO 2014-2, Ltd.(7)		Subordinated Notes(6)			7/26		10.0	10.0	9.1
Voya CLO 2014-4, Ltd.(7)		Subordinated Notes(6)			10/26		26.7	25.0	25.0
EUROPEAN CAPITAL CLO INVESTMENTS
Ares European III B.V.(7)	Diversified Financial Services	Subordinated Notes		8/24		6.1	3.4	3.5
Cordatus CLO II plc(7)	Diversified Financial Services	Subordinated Notes		7/24		6.1	2.2	6.1
Eaton Vance CDO X plc(7)	Diversified Financial Services	Secured Subordinated Notes		2/27		8.5	1.4	5.2
Euro-Galaxy II CLO B.V.(7)	Diversified Financial Services	Income Notes		10/22		3.0	2.7	2.8
		Subordinated Notes			10/22		6.7	3.3	5.0

								6.0	7.8

Subtotal Non-Control / Non-Affiliate Investments (55% of total investments at fair value)								$3,846.1	$3,472.1

AMERICAN CAPITAL AFFILIATE INVESTMENTS
IS Holdings I, Inc.	Software	Common Stock(4)(6)				1,165,930		$—	$7.9
Primrose Holding Corporation	Diversified Consumer Services	Common Stock(4)(6)				4,213		—	4.6
EUROPEAN CAPITAL AFFILIATE INVESTMENTS
Blue Topco GmbH(7)	Commercial Services & Supplies	First Lien Senior Debt	2.3%	N/A	6/16 - 6/18		$2.7	2.1	2.1
		Mezzanine Debt(5)	N/A	3.1%	12/18		8.6	7.6	2.6

								9.7	4.7

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt	1.3%	N/A	10/17 - 12/17		1.7	1.7	1.6
		Second Lien Senior Debt	—%	N/A	11/17		0.7	0.7	0.6
		Convertible Preferred Stock(4)				23,082,525		9.3	1.7
		Redeemable Preferred Stock(4)				25,751,312		7.9	4.4

								19.6	8.3

Subtotal Affiliate Investments (1% of total investments at fair value)								$29.3	$25.5

AMERICAN CAPITAL CONTROL INVESTMENTS
ACAS Real Estate Holdings Corporation	Real Estate	Mezzanine Debt(5)(6)	N/A	15.0%	5/16		$8.7	$4.7	$5.0
		Common Stock(6)				100%		13.8	25.7

								18.5	30.7
American Capital Asset Management, LLC	Capital Markets	Mezzanine Debt(6)	5.0%	N/A	9/16		33.0	33.0	33.0
		Common Membership Interest(6)				100%		395.5	1,131.4

								428.5	1,164.4
American Driveline Systems, Inc.	Diversified Consumer Services	Redeemable Preferred Stock(4)(6)				6,818,008		81.9	20.6
		Common Stock(4)(6)				197,161		18.2	—
		Common Stock Warrants(4)(6)				136,183		9.9	—

								110.0	20.6
ASAP Industries Holdings, LLC	Energy Equipment & Services	Mezzanine Debt(6)	12.0%	2.0%	12/18		20.5	20.3	20.5
		Membership Units(4)(6)				106,911		30.3	15.0

								50.6	35.5
BMR Energy LLC	Independent Power & Renewable Electricity Producers	Preferred Units(6)				11,620		11.9	11.9
Capital.com, Inc.	Diversified Financial Services	Common Stock(4)(6)				8,500,100		0.9	—
CML Pharmaceuticals, Inc.	Life Sciences Tools & Services	First Lien Senior Debt(6)	8.0%	N/A	12/15 - 10/20		315.7	313.1	289.8
		Convertible Preferred Stock(4)(6)				243,642		144.6	—

								457.7	289.8
Contour Semiconductor, Inc.	Semiconductors & Semiconductor Equipment	First Lien Senior Debt(6)	N/A	8.0%	3/15 - 4/15		9.3	9.3	9.3
		Convertible Preferred Stock(4)(6)				143,896,948		13.5	—

								22.8	9.3
Core Financial Holdings, LLC(7)	Diversified Financial Services	Common Units(4)(6)				57,940,360		43.8	0.2
Dyno Holding Corp.	Auto Components	First Lien Senior Debt(6)	8.9%	2.2%	11/15		35.2	35.1	35.2
		Mezzanine Debt(5)(6)	N/A	4.3%	11/16		34.7	28.1	16.7
		Convertible Preferred Stock(4)(6)				389,759		40.5	—
		Common Stock(4)(6)				97,440		10.1	—

								113.8

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
	51.9
ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	10.0%	N/A	3/16		6.8	6.8	6.8
		Mezzanine Debt(6)	13.0%	3.5%	7/16		18.1	18.1	18.1
		Common Stock(4)(6)				583		13.4	4.7

								38.3	29.6
eLynx Holdings, Inc.	IT Services	Convertible Preferred Stock(4)(6)				11,728		20.6	16.0
		Redeemable Preferred Stock(4)(6)				21,113		9.0	—
		Common Stock(4)(6)				11,261		1.1	—
		Common Stock Warrants(4)(6)				1,002,678		5.5	—

								36.2	16.0
EXPL Pipeline Holdings LLC(7)	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	8.1%	N/A	1/17		46.0	45.7	46.8
		Common Membership Units(4)(6)				58,297		44.5	20.1

								90.2	66.9
FAMS Acquisition, Inc.	Diversified Financial Services	Mezzanine Debt(6)	12.3%	2.6%	1/16		42.8	42.8	40.7
Fosbel Holding, Inc.	Commercial Services & Supplies	Mezzanine Debt(6)	N/A	17.0%	10/18		9.8	9.8	9.8
		Mezzanine Debt(5)(6)	N/A	17.0%	10/18		45.6	19.1	3.7

								28.9	13.5
FPI Holding Corporation	Food Products	First Lien Senior Debt(5)(6)	N/A	5.2%	1/19		32.6	11.6	11.6
Group Montana, Inc.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	6.3%	N/A	1/17		6.4	6.4	6.4
		Convertible Preferred Stock(6)				4,000		4.7	6.7
		Common Stock(4)(6)				100%		12.5	1.6

								23.6	14.7
Halex Holdings, Inc.	Construction Materials	Second Lien Senior Debt(5)(6)	—%	12.0%	3/15		18.3	18.3	18.8
		Redeemable Preferred Stock(4)(6)				6,482,972		6.6	—

								24.9	18.8
HALT Medical, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(5)(6)	N/A	22.0%	3/15		45.2	36.5	35.6
		Convertible Preferred Stock(4)(6)				12,811,818		2.6	—
		Common Stock(4)(6)				22,416,432		6.4	—

								45.5	35.6
Hard 8 Games, LLC	Hotels, Restaurants & Leisure	First Lien Convertible Senior Debt(6)	N/A	6.0%	2/15		8.2	8.2	8.2
		Membership Unit(4)(6)				1		19.0	28.8

								27.2	37.0
Hollyhock Limited(7)	Independent Power & Renewable Electricity Producers	Common Stock(4)(6)				22,000,000		22.0	21.2
LLSC Holdings Corporation	Personal Products	Convertible Preferred Stock(4)(6)				7,496		8.1	13.8
Montgomery Lane, LLC(7)	Diversified Financial Services	Common Membership Units(4)(6)				100		—	6.9
MW Acquisition Corporation	Health Care Providers & Services	Mezzanine Debt(6)	14.4%	1.0%	2/19		24.0	23.9	24.0
		Redeemable Preferred Stock(6)				2,485		2.3	2.3

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
		Convertible Preferred Stock(4)(6)				51,351		23.0	17.9

								49.2	44.2
NECCO Holdings, Inc.	Food Products	First Lien Senior Debt(5)(6)	6.5%	N/A	12/15		13.9	11.8	8.9
		Second Lien Senior Debt(5)(6)	N/A	18.0%	11/15		6.4	3.2	—
		Common Stock(4)(6)				860,189		0.1	—

								15.1	8.9
NECCO Realty Investments, LLC	Real Estate	First Lien Senior Debt(5)(6)	2.9%	11.1%	12/17		67.0	32.8	19.9
		Common Membership Units(4)(6)				7,450		4.9	—

								37.7	19.9
Orchard Brands Corporation	Internet & Catalog Retail	Common Stock(4)(6)				87,838		55.1	87.9
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	First Lien Senior Debt(6)	12.5%	N/A	12/15		1.4	1.4	1.4
		Mezzanine Debt(6)	N/A	17.0%	12/16		13.6	13.6	13.6
		Mezzanine Debt(5)(6)	N/A	19.0%	12/16		25.0	11.0	12.0
		Common Stock(4)(6)				367,881		4.2	—

								30.2	27.0
RD Holdco Inc.	Household Durables	Second Lien Senior Debt(6)	11.3%	N/A	6/17		16.9	14.6	17.1
		Common Stock(4)(6)				458,596		23.6	18.6
		Common Stock Warrants(4)(6)				56,372		2.9	2.3

								41.1	38.0
Rebellion Media Group Corp.(7)	Internet Software & Services	First Lien Senior Debt(6)	N/A	12.0%	3/15		4.3	4.3	3.5
		First Lien Senior Debt(5)(6)	N/A	12.0%	12/15		10.8	8.1	—

								12.4	3.5
Scanner Holdings Corporation	Technology Hardware, Storage & Peripherals	Mezzanine Debt(6)	14.8%	N/A	10/16 - 7/17		20.5	20.5	20.5
		Convertible Preferred Stock(6)				38,723,509		5.4	5.4
		Common Stock(4)(6)				97,540		0.1	—

								26.0	25.9
SEHAC Holding Corporation	Diversified Consumer Services	Convertible Preferred Stock(6)				14,850		14.8	103.6
		Common Stock(6)				150		0.2	1.0

								15.0	104.6
Soil Safe Acquisition Corp.	Professional Services	First Lien Senior Debt(6)	8.0%	N/A	1/18 - 12/18		23.5	23.4	23.5
		Second Lien Senior Debt(6)	10.8%	N/A	7/19		12.7	12.7	12.7
		Mezzanine Debt(6)	8.9%	7.2%	12/19		67.1	66.3	67.1
		Common Stock				810		9.5	9.2

								111.9	112.5
TestAmerica Environmental Services, LLC	Commercial Services & Supplies	Mezzanine Debt(5)(6)	10.0%	2.5%	6/18		35.2	26.5	—
		Common Units(4)(6)				490,000		2.0	—

								28.5	—
Warner Power, LLC	Electrical Equipment	Mezzanine Debt(5)(6)	N/A	14.6%	3/15		9.7	5.7	2.6
		Redeemable Preferred Membership Units(4)(6)				3,796,269		3.0	—
		Common Membership Units(4)(6)				27,400		1.9	—

								10.6	2.6
WIS Holding Company, Inc.	Commercial Services & Supplies	Convertible Preferred Stock(6)				703,406		57.9	82.9

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
		Common Stock(4)(6)				175,853		11.4	16.9

								69.3	99.8
EUROPEAN CAPITAL CONTROL INVESTMENTS
Bellotto Holdings Limited(7)	Household Durables	Redeemable Preferred Stock				7,300,610	2.0	34.6	36.5
		Common Stock(4)				2,697,010		100.0	103.6

								134.6	140.1
European Capital UK SME Debt LP(7)		Partnership Interest				500		0.6	0.6
Financière H S.A.S.(7)	Health Care Equipment & Supplies	Mezzanine Debt(5)	3.0%	5.8%	10/15		15.0	9.7	9.5
		Convertible Preferred Stock(4)				930,558		58.1	—

								67.8	9.5
Financière Newglass S.A.S.(7)	Building Products	Convertible Preferred Stock(4)				1		26.1	26.1
		Common Stock(4)				8,000,000		9.7	6.2

								35.8	32.3
Financière Tarmac S.A.S.(7)	Commercial Services & Supplies	First Lien Senior Debt	4.0%	N/A	12/20		5.0	4.1	5.1
		Mezzanine Debt	N/A	4.0%	12/21		22.1	22.1	22.1
		Mezzanine Debt(5)	N/A	4.0%	12/21		28.8	17.2	17.2
		Convertible Preferred Stock(4)				8,665,001		10.5	—
		Redeemable Preferred Stock(4)					3.7	8.1	—

								62.0	44.4
Holding Saint Augustine S.A.S.(7)	Air Freight & Logistics	First Lien Senior Debt	N/A	N/A	9/19		4.9	4.9	4.9
		Convertible Preferred Stock(4)				1,982,668		15.0	—
		Redeemable Preferred Stock(4)				1		—	1.0

								19.9	5.9
Miles 33 Limited(7)	Media	First Lien Senior Debt	3.5%	N/A	9/17		8.3	8.3	8.3
		Mezzanine Debt	4.5%	5.0%	9/17		16.7	16.7	16.7
		Redeemable Preferred Stock(4)					71.9	30.3	8.6
		Common Stock(4)				600,000		0.9	—

								56.2	33.6
MP Equity S.A.S.(7)	Food Products	Redeemable Preferred Stock(4)					2.7	2.5	—
AMERICAN CAPITAL CONTROL CLO INVESTMENT
ACAS Wachovia Investments, L.P.(7)	Diversified Financial Services	Partnership Interest(4)				90%		2.2	0.6

Subtotal Control Investments (44% of total investments at fair value)								$2,541.5	$2,782.4

Total Investment Assets								$6,416.9	$6,280.0

Counterparty	Instrument	Interest Rate(2)	Expiration Date(2)	# of Contracts	Notional	Cost	Fair Value
DERIVATIVE AGREEMENTS
Citibank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.6%/LIBOR	5/16 - 7/17	2	$27.5	$—	$(3.4)
BNP Paribas	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.7%/LIBOR	7/17	1	22.3	—	(3.1)
Wells Fargo Bank, N.A	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.6%/LIBOR	8/16	1	11.9	—	(1.0)
Citibank, N.A.	Total Return Swaps		12/14	2	27.1	—	(3.0)
American Capital Equity III, LP(8)	WRH, Inc. Equity Option		4/15	1		—	(73.6)

Total Derivative Agreements						$—	$(84.1)

December 31, 2014
(in millions, except share data)

Funds	Cost	Fair Value
MONEY MARKET FUNDS(3)
Deutsche Global Liquidity Managed Sterling Fund	$264.9	$264.9
Wells Fargo Advantage Heritage Money Market Fund(6)	10.0	10.0
Fidelity Institutional Money Market Fund(6)	10.0	10.0
BofA Funds Series Trust—BofA Money Market Reserves(6)	10.0	10.0
Dreyfus Institutional Cash Advantage-I Fund(6)	10.0	10.0
STIT—Liquid Assets Portfolio(6)	5.0	5.0
JPMorgan Prime Money Market Fund(6)	5.0	5.0
Fidelity Institutional Money Market Funds—Prime Money Market Portfolio(6)	5.0	5.0

Total Money Market Funds	$319.9	$319.9

(1)
Certain of the securities are issued by affiliate(s) of the listed portfolio company.

(2)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities in effect on the date presented, which are presented by the nature of indebtedness by a single issuer. Some loans and debt securities bear interest at variable rates, primarily three-month LIBOR, with interest rate floors. PIK represents contractually deferred interest that is typically compounded into the principal balance of the loan or debt security, if not paid on a current basis. PIK interest may be prepaid by the portfolio company's election, but generally is paid upon a change of control transaction or maturity. The maturity date represents the latest date in which the loan or debt security is scheduled to terminate.

(3)
Included in cash and cash equivalents on our consolidated balance sheets.

(4)
Some or all of the securities are non-income producing.

(5)
Loan is on non-accrual status and therefore considered non-income producing.

(6)
All or a portion of the investments or instruments are pledged as collateral under various secured financing arrangements.

(7)
Investments that are not "qualifying assets" under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of December 31, 2014, non-qualifying assets were approximately $1.7 billion, or 31% of net assets.

(8)
For further discussion on the WRH, Inc. Equity Option, see Note 14 to our audited consolidated financial statements included in this Annual Report on Form 10-K.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in millions, except per share data)

Note 1.  Organization

        American Capital, Ltd., (which is referred to throughout this report as "American Capital", "we", "our" and "us") was incorporated in 1986. On August 29, 1997, we completed an initial public offering and became a non-diversified closed end investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). As a BDC, we primarily invest in senior and mezzanine debt and equity in buyouts of private companies sponsored by us ("American Capital One Stop Buyouts®") or sponsored by other private equity funds and provide capital directly to early stage and mature private and small public companies ("Sponsor Finance and Other Investments"). We also invest in first and second lien floating rate loans to large-market U.S. based companies ("Senior Floating Rate Loans") and structured finance investments ("Structured Products"), including collateralized loan obligation ("CLO") securities and commercial mortgages and commercial mortgage backed securities ("CMBS"). Our primary business objectives are to increase our net earnings and net asset value ("NAV") by making investments with attractive current yields and/or potential for equity appreciation and realized gains.

        Through our tax years ended September 30, 1998 through September 30, 2010, we qualified to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Effective with our tax year ended September 30, 2011, we did not qualify to be taxed as a RIC and became subject to taxation as a corporation under Subchapter C of the Code (a "Subchapter C corporation"). This change in tax status does not affect our status as a BDC under the 1940 Act or our compliance with the portfolio composition requirements of that statute.

Note 2.  Summary of Significant Accounting Policies

Basis of Presentation

        The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Reclassifications

        We have reclassified certain prior period amounts in our consolidated financial statements to conform to our current period presentation. These reclassifications had no impact on prior periods' net earnings or shareholders' equity.

Consolidation

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X, the Securities and Exchange Commission's ("SEC") Division of Investment Management's consolidation guidance in IM Guidance Update No. 2014-11 issued in October 2014 and Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services—Investment Companies ("ASC 946"), we are precluded from consolidating any entity other than another investment company that acts as an extension of our investment operations and facilitates the execution of our investment strategy. An exception to this guidance occurs if we have an investment in a controlled operating company that provides substantially all of its services to us.

        We have determined that as of December 31, 2015 or for the periods presented in our audited consolidated financial statements included in this Annual Report on Form 10-K, European Capital Limited ("European Capital") and American Capital Asset Management, LLC ("ACAM"), have met the conditions of a significant subsidiary under Rule 1-02(w) of Regulation S-X for which we are required, pursuant to Rule 3-09 of Regulation S-X, to attach separate financial statements as exhibits to our Form 10-K. As such, separate financial statements for European Capital and ACAM are filed herewith as Exhibits 99.1 and 99.2, respectively.

        We currently consolidate ACAS Funding I, LLC and ACAS Funding II, LLC, which are wholly-owned special purpose financing vehicles that were formed for the purpose of purchasing Senior Floating Rate Loans under a $1.25 billion secured revolving credit facility and $500 million secured revolving credit facility, respectively. As of December 31, 2015, ACAS Funding I, LLC and ACAS Funding II, LLC did not have any other operations or activities. We also consolidate American Capital TRS, LLC ("ACTRS"), which is a wholly-owned entity that has entered into non-recourse total return swaps ("TRS") with Citibank, N.A. As of December 31, 2015, ACTRS did not have any other operations or activities. The TRS is accounted for as a derivative pursuant to FASB ASC Topic 815, Derivatives and Hedging.

        Our consolidated financial statements also include the accounts of European Capital, which is a wholly-owned investment company that, effective October 1, 2014, acts as an extension of our investment operations and facilitates the execution of our investment strategy. In addition, our consolidated financial statements include the accounts of AC Corporate Holdings, Inc. ("ACCH") and ACE Acquisition Holdings, LLC ("ACE Acquisition"), which are wholly-owned entities that have purchased numerous investment securities on behalf of American Capital. As of December 31, 2015, European Capital, ACCH and ACE Acquisition did not have any other operations or activities and were considered to be investment companies under ASC 946, as amended by Accounting Standards Update ("ASU") No. 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements.

Trade Date Accounting

        In accordance with ASC 946, we account for security purchases and sales on a trade date basis other than when it is not in accordance with standard industry practice to account for the purchase or sale transaction on a trade date basis and the transaction is outside conventional channels, such as through a private placement or by submitting shares in a tender offer. In such circumstances, we record the transaction on the date we obtain a right to demand the securities purchased or collect the proceeds of sale and incur an obligation to pay the price of the securities purchased or to deliver the securities sold, respectively.

Investment Valuation Policy

        Our investments consist of loans and securities issued by public and privately-held companies, including senior debt, mezzanine debt, equity warrants and preferred and common equity securities. We also invest in Structured Products, which includes CLO securities and CMBS.

        We fair value our investments in accordance with the 1940 Act and FASB ASC Topic 820, Fair Value Measurements and Disclosures ("ASC 820") as determined in good faith by our Board of Directors. We undertake a multi-step valuation process each quarter to determine the fair value of our investments in accordance with ASC 820. The quarterly valuation process begins with the development of a preliminary valuation recommendation for each investment by our Financial Advisory and Consulting Team ("FACT"), which is composed of valuation and audit professionals responsible for monitoring portfolio compliance and valuations. In preparing the preliminary valuation recommendations, FACT receives assistance from our investment professionals that both originated and monitor the investment as well as assistance from other departments including operations, accounting and legal. The preliminary valuation recommendations are reviewed by senior management and then presented to our Audit, Compliance and Valuation Committee for review and approval. Subsequent to the approval from our Audit, Compliance and Valuation Committee, the valuation recommendations are sent to our Board of Directors for final approval.

        When available, we base the fair value of our investments that trade in active markets on directly observable market prices or on market data derived for comparable assets. For restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date less a discount for the restriction. For all other investments, inputs used to measure fair value reflect management's best estimate of assumptions that would be used by market participants in pricing the investment in a hypothetical transaction. For these investments, we estimate the fair value of our senior debt, mezzanine debt, redeemable and convertible preferred equity, common equity and equity warrants using either an enterprise value waterfall methodology, which generally combines market and income approaches, or a market yield valuation methodology, which utilizes the income approach. We estimate the fair value of our Structured Products using the market and income approaches, third-party broker quotes and counterparty marks.

        ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for our investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

        ASC 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs. Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market for an asset is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset. In determining the principal market for an asset under ASC 820, it is assumed that the reporting entity has access to the market as of the measurement date. If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

        The principal market in which we would sell our Senior Floating Rate Loans and certain of our non-controlled Sponsor Finance debt investments is an active over-the-counter secondary market. For our other debt and equity investments, there is no active market and we are generally repaid our debt investment or sell our equity investment upon a change of control transaction such as through the mergers and acquisition ("M&A") market. Accordingly, the market in which we would sell certain of our non-controlled debt and all of our equity investments is the M&A market. However, under ASC 820, we have identified the M&A market as the principal market for our investments in these portfolio companies only if we have the ability to control the decision to sell the portfolio company as of the measurement date. We determine whether we have the ability to control the decision to sell a portfolio company based on our ability to control or gain control of the board of directors of the portfolio company as of the measurement date and rights within the shareholders agreement. In evaluating if we can control or gain control of a portfolio company as of the measurement date, we include our equity securities and those securities held by entities managed by our wholly-owned portfolio company, ACAM on a fully diluted basis. For investments in portfolio companies for which we do not have the ability to control or gain control as of the measurement date and for which there is no active market, the principal market under ASC 820 is a hypothetical secondary market.

        Accordingly, we use the M&A market as the principal market for our investments in portfolio companies that we control or can gain control as of the measurement date, and we use a hypothetical secondary market for our investments in portfolio companies that we do not control or cannot gain control as of the measurement date. However, to the extent that an active market exists for such investments, we will consider that as the principal market. Our valuation policy considers the fact that no ready active market exists for a significant amount of our investments and that the fair value for our investments must typically be determined using unobservable inputs.

  Enterprise Value Waterfall Methodology

        For investments in portfolio companies that we have identified the M&A market as the principal market, we estimate the fair value based on the enterprise value waterfall ("Enterprise Value Waterfall") valuation methodology. For minority equity securities in which the principal market is the hypothetical secondary market, we also estimate the fair value using the Enterprise Value Waterfall valuation methodology.

        Under the Enterprise Value Waterfall valuation methodology, we estimate the enterprise value of a portfolio company and then waterfall the enterprise value over the portfolio company's securities in order of their preference relative to one another. In applying the Enterprise Value Waterfall valuation methodology, we consider that in a change of control transaction, our loans are generally required to be repaid at par and that a buyer cannot assume the loan.

        To estimate the enterprise value of the portfolio company, we prepare an analysis of traditional valuation methodologies including valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, estimating the liquidation or collateral value of the portfolio company's assets, third-party valuations of the portfolio company, offers from third-parties to buy the portfolio company and considering the value of recent third-party investments in the equity securities of the portfolio company. Significant inputs in these valuation methodologies to estimate enterprise value include the historical or projected operating results of the portfolio company, selection of comparable companies, discounts or premiums to the prices of comparable companies and discount rates applied to the forecasted cash flows. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for non-recurring items or to normalize the operating results that may require significant judgment in its determination. In addition, projecting future financial results requires significant judgment regarding future growth assumptions. In evaluating the operating results, we also analyze the impact of exposure to litigation, loss of customers or other contingencies. The selection of a population of comparable companies requires significant judgment, including a qualitative and quantitative analysis of the comparability of the companies. In determining a discount or premium, if any, to prices of comparable companies, we use significant judgment for factors such as size, marketability, relative performance, and for portfolio companies in which we control, a control premium to the market price of comparable public companies. In determining a discount rate to apply to forecasted cash flows, we use significant judgment in the development of an appropriate discount rate including the evaluation of an appropriate risk premium.

        In valuing convertible debt, equity or other similar securities, we value our investment based on its priority in the waterfall and based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt at the face amount of the debt to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the portfolio company, we reduce the fair value of our debt investment beginning with the junior most debt such that the enterprise value less the fair value of the outstanding debt is zero.

  Market Yield Valuation Methodology

        For debt and redeemable preferred equity investments in portfolio companies for which we are required to identify a hypothetical secondary market as the principal market, we estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value the investment in a current hypothetical sale using a market yield ("Market Yield") valuation methodology.

        For debt and redeemable preferred equity investments of our investment portfolio for which we do not control or cannot gain control as of the measurement date and no active market exists, we estimate the fair value based on such factors as third-party broker quotes and our own assumptions in the absence of market observable data, including estimated remaining life, current market yield and interest rate spreads of similar loans and securities as of the measurement date. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. We estimate the remaining life based on market data of the average life of similar loans. However, if we have information available to us that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date, including considering the current maturity date of the loan. The average life used to estimate the fair value of our loans may be shorter than the legal maturity of the loans since our loans have historically been prepaid prior to the maturity date. The current interest rate spreads used to estimate the fair value of our loans is based on the current interest rate spreads on similar loans. We use significant judgment in determining the estimated remaining life as well as the current market yield and interest rate spreads. If there is a significant deterioration of the credit quality of a loan, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

        We fair value our investments in Structured Products based on such factors as third-party broker quotes, counterparty marks, purchases or sales of the same or similar securities, and our cash flow forecasts. Cash flow forecasts are subject to assumptions a market participant would use regarding the investments' underlying collateral including, but not limited to, assumptions of default and recovery rates, reinvestment spreads and prepayment rates. Cash flow forecasts are discounted using a market participant's market yield assumptions that are derived from multiple sources including, but not limited to, third-party broker quotes, industry research reports and transactions of securities and indices with similar structure and risk characteristics. We weight the use of third-party broker quotes or counterparty marks, if any, in determining fair value based on the correlation of changes in third-party broker quotes with underlying performance and other market indices.

  Third-party Vendor Pricing

        For debt investments that trade in an active market or that have similar assets that trade in an active market, we estimate the fair value based on evaluated prices from a nationally recognized, independent pricing service or from third-party brokers who make markets in such debt instruments. When possible, we make inquiries of third-party pricing sources to understand their use of significant inputs and assumptions. We review the price provided by the third-party pricing service and perform procedures to validate their reasonableness, including a review and analysis of executable broker quote(s), range and dispersion of third-party estimates, frequency of pricing updates, yields of similar securities or other qualitative and quantitative information. If the prices provided by the pricing service are consistent with such information, we will generally use the price provided by the pricing service as fair value.

  Investments in Investment Funds

        For an investment in an investment fund that does not have a readily determinable fair value, we measure the fair value of our investment predominately based on the NAV per share of the investment fund if the NAV of the investment fund is calculated in a manner consistent with the measurement principles of ASC 946 as of the measurement date, including measurement of all or substantially all of the underlying investments of the investee in accordance with ASC 820. However, in determining the fair value of our investment, we may make adjustments to the NAV per share in certain circumstances, based on our analysis of any restrictions on redemption of our shares of our investment as of the measurement date, any restrictions on the ability to receive dividends, comparisons of market price to NAV per share of comparable publicly traded funds and trades or sales of comparable private and publicly traded funds, recent actual sales or redemptions of shares of the investment fund, public to private liquidity discounts, expected future cash flows available to equity holders including the rate of return on those cash flows compared to an implied market return on equity required by market participants, or other uncertainties surrounding our ability to realize the full NAV of the investment fund.

  Partnership Interests

        For an investment in a partnership, we measure the fair value of our investment based on the NAV per share of the partnership or its equivalent as a practical expedient to measure an alternative investment at fair value consistent with the measurement principles of ASC 820, as amended by ASU 2009-12, Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). We make this election on an investment-by-investment basis and apply consistently to our entire position in the investment, unless it is probable at the measurement date that we will sell all or a portion of our investment at an amount other than NAV per share.

  Interest Rate Derivatives

        For interest rate derivative agreements, we estimate the fair value based on the estimated net present value of the future cash flows using a forward interest rate yield curve in effect as of the end of the measurement period, adjusted for nonperformance risk, if any, including a quantitative and/or qualitative evaluation of both our credit risk and counterparty credit risk. We consider the impact of any collateral requirements, credit enhancements or netting arrangements in evaluating credit risk.

Investment Classification

        As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, "Control Investments" are investments in those companies that we are deemed to "Control." "Affiliate Investments" are investments in those companies that are "Affiliated Companies" of us, as defined in the 1940 Act, other than Control Investments. "Non-Control/Non-Affiliate Investments" are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, we are deemed to control a company if we own more than 25% of the voting securities of such company or have greater than 50% representation on its board of directors. We are deemed to be an affiliate of a company in which we have invested if we own between 5% and 25% of the voting securities of such company.

Cash and Cash Equivalents

        Cash and cash equivalents consist of money market funds, demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

Concentration of Credit Risk

        We place our cash and cash equivalents with major financial institutions and cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. Our interest rate derivative agreements are with multiple large commercial financial institutions.

Restricted Cash and Cash Equivalents

        Restricted cash and cash equivalents primarily consist of funded cash collateral on deposit with a custodian under our TRS. Restricted cash and cash equivalents are carried at cost which approximates fair value.

Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. Original issue discount and purchased discount and premiums are accreted into interest income using the effective interest method, where applicable. Loan origination fees are recorded as fee income upon receipt or deferred and accreted into interest income using the effective interest method. We record prepayment premiums on loans and other investments as interest income when such amounts are received. Dividend income is recognized on the ex-dividend date for publicly traded portfolio companies and the record date for private portfolio companies for common equity securities. Dividend income is recognized on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company's cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of our investment and then as a realized gain on investment. We stop accruing interest or dividends on our investments when it is determined that the interest or dividend is not collectible. We assess the collectability of the interest and dividends based on many factors including the portfolio company's ability to service our loan based on current and projected cash flows as well as the current valuation of the portfolio company's total enterprise value. For investments with payment-in-kind ("PIK") interest and cumulative dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower or the redemption value of the security. If the portfolio company valuation indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities and will record an allowance for any accrued interest or dividend receivable as a reduction of interest or dividend income in the period we determine it is not collectible.

        We also receive interest and dividend income from our debt and equity investments in our asset management company, ACAM. Interest income from ACAM is recorded on an accrual basis to the extent that such amounts are expected to be collected. Dividend income is recorded on the record date.

        A change in the portfolio company valuation assigned by us could have an effect on our recognition of interest income on debt investments and dividend income of preferred stock investments. Also, a change in a portfolio company's operating performance and cash flows can impact a portfolio company's ability to service our debt and therefore could impact our interest income recognition.

        Interest income on Structured Products is recognized using the effective interest method as required by FASB ASC Subtopic 325-40, Investments—Other, Beneficial Interests in Securitized Financial Assets ("ASC 325-40"). Under ASC 325-40, at the time of purchase, we estimate the future expected cash flows and determine the effective yield of an investment based on these estimated cash flows and the cost basis of the investment. Subsequent to the purchase, these estimated cash flows are updated quarterly and a revised effective yield is calculated prospectively in accordance with ASC 320-10-35, Investment—Debt and Equity Securities. In the event that the fair value of an investment decreases below its current amortized cost basis, we may be required to write down the current amortized cost basis for a credit loss or to fair value depending on our hold expectations for the investment. Current amortized cost basis less the amount of any write down ("Reference Amount") is used to calculate the effective yield used for interest income recognition purposes over the remaining life of the investment. We are precluded from reversing write downs for any subsequent increase in the expected cash flows of an investment with the effect of increasing total interest income over the life of the investment and increasing the realized loss recorded on the sale or redemption of the investment by the amount of the credit loss write down. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties and contingencies. These include the amount and timing of principal payments (including prepayments, repurchases, defaults and liquidations), the pass through or coupon rate, and interest rate fluctuations. In addition, interest payment shortfalls due to delinquencies on the underlying loans and the timing and magnitude of projected credit losses on the loans underlying the securities have to be estimated. These uncertainties and contingencies are difficult to predict and are subject to future events that may impact our estimates and interest income. As a result, actual results may differ significantly from these estimates. During the year ended December 31, 2015, we recorded $20.5 million in credit loss write downs to current amortized cost basis on six Structured Products investments. As of December 31, 2015, in aggregate, the amortized cost basis of our Structured Products investment portfolio exceeded the Reference Amount by approximately $109 million.

Fee Income Recognition

        Fees primarily include asset management, portfolio company management, transaction, structuring, financing and prepayment fees. Asset management fees primarily represent fees for providing investment advisory and support services to ACAM, our asset management portfolio company. Portfolio company management fees, which are generally recurring in nature, represent amounts received for providing advice and analysis to the companies in our investment portfolio. Asset management and portfolio company management fees are recognized as earned, provided that collection is probable. Transaction structuring and financing fees represent amounts received for structuring, financing and executing transactions and are generally payable only if the transaction closes and are recognized as earned when the transaction is completed. Debt prepayment fees are recognized as they are received.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

        Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. We include the fair value of all financial assets received in our net proceeds in determining the realized gain or loss at disposition, including anticipated sale proceeds held in escrow at the time of sale. For an investment with a fair value of zero, we record a realized loss on the investment in the period in which we record a loss for income tax purposes.

        Unrealized appreciation or depreciation reflects the difference between the Board of Directors' valuation of the investment and the cost basis of the investment. For portfolio investments denominated in a functional currency other than the U.S. dollar, the cost basis of our investment is translated at the exchange rate in effect at the balance sheet date. The resulting translation adjustment is recorded as foreign currency translation in our consolidated statements of operations.

Foreign Currency Translation

        We translate the financial statements of European Capital from its functional currency, the Euro, to U.S. dollars in accordance with FASB ASC Topic 830, Foreign Currency Matters ("ASC 830"). Assets and liabilities are translated at the exchange rate prevailing at the end of the period and revenues and expenses are translated at monthly average exchange rates. Under ASC 830, we are required to include translation adjustments associated with the translation of European Capital's balance sheet in accumulated other comprehensive income.

Income Taxes

        Income taxes are accounted for using the asset and liability approach in accordance with FASB ASC Topic 740, Income Taxes ("ASC 740"). Deferred tax assets and liabilities reflect the impact of temporary differences between the carrying amount of assets and liabilities and their tax basis and are stated at tax rates expected to be in effect when taxes are actually paid or recovered. Deferred tax assets are also recorded for net operating losses, capital losses and any tax credit carryforwards. A valuation allowance is provided against a deferred tax asset when it is more likely than not that some or all of the deferred tax assets will not be realized. All available evidence, both positive and negative, is considered to determine whether a valuation allowance for deferred tax assets is needed. Items considered in determining our valuation allowance include expectations of future earnings of the appropriate tax character, recent historical financial results, tax planning strategies, the length of statutory carryforward periods and the expected timing of the reversal of temporary differences. Under ASC 740, forming a conclusion that a valuation allowance is not needed is difficult when there is negative evidence, such as cumulative losses in recent years.

        We recognize tax benefits of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. We record income tax related interest and penalties, if applicable, within current income tax expense.

Use of Estimates in Preparation of Financial Statements

        The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the periods reported. Actual results could differ from those estimates.

Deferred Financing Costs

        Financing costs related to long-term debt obligations are deferred and amortized over the life of the debt using either the effective interest method or straight-line method. Deferred financing costs are included in other assets on our consolidated balance sheets.

Transfer of Financial Assets

        For a transfer of financial assets to be considered a sale, the transfer must meet the sale criteria of FASB ASC Topic 860, Transfers and Servicing ("ASC 860"), under which we must surrender control over the transferred assets. The assets must be isolated from us, even in bankruptcy or other receivership; the purchaser must have the right to pledge or sell the assets transferred and we may not have the right or obligation to reacquire the assets. If the sale criteria are not met, the transfer is considered to be a secured borrowing, the assets remain on our consolidated balance sheets and the sale proceeds are recognized as a liability. The transfers of financial assets to funds managed by subsidiaries of our wholly-owned portfolio company, ACAM, have been treated as sales by us under ASC 860.

Stock-Based Compensation

        We account for all share-based payments to employees under FASB ASC Topic 718, Compensation—Stock Compensation ("ASC 718"). We estimate the fair value of our employee stock awards at the date of grant using certain subjective assumptions, such as expected volatility, which is based on a combination of historical and market-based implied volatility, and the expected term of the awards which is based on our historical experience of employee stock option exercises. Our valuation assumptions used in estimating the fair value of share-based awards may change in future periods. We recognize the fair value of awards over the vesting period or the requisite service period only for those awards expected to vest using an estimated forfeiture rate. In addition, we calculate our pool of excess tax benefits available within capital in excess of par value on our consolidated balance sheets in accordance with the provisions ASC 718.

Recent Accounting Pronouncements

        In April 2015, the FASB issued ASU No. 2015-03, Interest—Imputation of Interest (Subtopic 835-30) Simplifying the Presentation of Debt Issuance Costs ("ASU 2015-03"), which requires debt issuance costs related to a recognized debt liability to be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. In August 2015, the FASB issued ASU No. 2015-15, Interest—Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements—Amendments to SEC Paragraphs Pursuant to Staff Announcement at June 18, 2015 EITF Meeting (SEC Update) ("ASU 2015-15"), which codifies existing practice and the SEC staff position on the presentation and subsequent measurement of debt issuance costs related to line-of-credit ("LOC") arrangements and provides that such costs may be deferred and presented as an asset and subsequently amortized ratably over the term of the LOC arrangement, regardless of whether there are any outstanding borrowings on the LOC arrangement. An entity is required to apply the guidance in ASU 2015-03 on a retrospective basis such that the balance sheet of each individual period presented is adjusted to reflect the period-specific effects of applying the new guidance. Upon transition, an entity is required to comply with the applicable disclosures for a change in accounting principle including the nature and reason for the change in accounting principle, the transition method, a description of the prior-period information that has been retrospectively adjusted and the effect of the change on the financial statement line items (that is, debt issuance cost asset and the debt liability). ASU 2015-03 is effective for public business entities for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is permitted for financial statements that have not been previously issued. We do not believe the adoption of ASU 2015-03 and ASU 2015-15 will have a material impact on our consolidated financial statements.

        In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820)—Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) ("ASU 2015-07"), which removes the requirement to include, as well as provide certain disclosure for, investments in the fair value hierarchy for which the fair value is measured at NAV using the practical expedient. Disclosures are limited to investments for which the entity has elected to measure the fair value using that practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015, including interim periods within that reporting period. Early adoption is permitted. We do not believe the adoption of ASU 2015-07 will have a material impact on our consolidated financial statements.

        In January 2016, the FASB issued ASU No. 2016-01, Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities ("ASU 2016-01"), which makes targeted improvements to the recognition, measurement, presentation and disclosure of certain financial instruments. ASU 2016-01 focuses primarily on the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for certain financial instruments. Among its provisions for public business entities, ASU 2016-01 eliminates the requirement to disclose the method(s) and significant assumptions used to estimate the fair value of financial instruments measured at amortized cost, requires the use of the exit price notion when measuring the fair value of financial instruments for disclosure purposes, requires the separate presentation in other comprehensive income of the change in fair value of a liability due to instrument-specific credit risk for a liability for which the reporting entity has elected the fair value option, requires separate presentation of financial assets and financial liabilities by measurement category and form of financial asset (that is, securities or loans and receivables) and clarifies guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale debt securities. ASU 2016-1 is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early application is permitted for a limited number of provisions. We do not believe the adoption of ASU 2016-01 will have a material impact on our consolidated financial statements.

Note 3.  Investments

        The levels of fair value inputs used to measure our investments are characterized in accordance with the fair value hierarchy established by ASC 820. Where inputs for an asset or liability fall in more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment's fair value measurement. We use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement. Our policy is to recognize transfers in and out of levels as of the beginning of each reporting period. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

  •
  Level 1:  Level 1 inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

  •
  Level 2:  Level 2 inputs are inputs, other than quoted prices included within Level 1, which are observable for the asset or liability, either directly or indirectly.

  •
  Level 3:  Level 3 inputs are unobservable and cannot be corroborated by observable market data.

        The following fair value hierarchy tables set forth our assets and liabilities that are measured at fair value on a recurring basis by level as of December 31, 2015 and 2014:

	2015
	Level 1	Level 2	Level 3	Total
First Lien Senior Debt	$—	$57	$863	$920
Second Lien Senior Debt	—	445	490	935
Mezzanine Debt	—	—	604	604
Preferred Equity	—	—	606	606
Common Equity	—	—	1,515	1,515
Structured Products	—	—	418	418

Investments at Fair Value	—	502	4,496	4,998

Other Assets	—	—	31	31
Derivative Agreements	—	(5)	—	(5)
Long Term Incentive Plan Liability	—	—	(34)	(34)

Other Assets and Liabilities at Fair Value	—	(5)	(3)	(8)

Total	$—	$497	$4,493	$4,990

	2014
	Level 1	Level 2	Level 3	Total
First Lien Senior Debt	$—	$1,644	$870	$2,514
Second Lien Senior Debt	—	340	347	687
Mezzanine Debt	—	—	472	472
Preferred Equity	—	—	462	462
Common Equity	—	—	1,562	1,562
Structured Products	—	—	583	583

Investments at Fair Value	—	1,984	4,296	6,280

Other Assets	—	—	51	51
Derivative Agreements	—	(10)	(74)	(84)
Long Term Incentive Plan Liability	—	—	(82)	(82)

Other Assets and Liabilities at Fair Value	—	(10)	(105)	(115)

Total	$—	$1,974	$4,191	$6,165

        The following tables set forth the summary of changes in the fair value of investment assets and liabilities measured using Level 3 inputs for the years ended December 31, 2015 and 2014:

	Senior Debt	Mezzanine Debt	Preferred Equity	Common Equity	Structured Products	Other Assets	Long Term Incentive Plan Liability	Derivative Agreement	Total
Balances, January 1, 2015	$1,217	$472	$462	$1,562	$583	$51	$(82)	$(74)	$4,191
Net realized (loss) gain(1)	(28)	(86)	(407)	(110)	(5)	—	(46)	45	(637)
Reversal of prior period net depreciation on realization(2)	34	112	304	85	5	—	46	65	651
Net unrealized (depreciation) appreciation(2)(3)	(38)	(32)	34	(164)	(132)	(2)	(2)	(37)	(373)
Purchases(4)	772	125	245	362	458	8	—	—	1,970
Sales(5)	(244)	(46)	(86)	(240)	(286)	—	—	—	(902)
Settlements, net(6)	(332)	68	59	34	(202)	(26)	46	1	(352)
Effects of exchange rate changes	(26)	(9)	(5)	(14)	(3)	—	4	—	(53)
Transfers into Level 3(7)	3	—	—	—	—	—	—	—	3
Transfers out of Level 3(7)	(5)	—	—	—	—	—	—	—	(5)

Balances, December 31, 2015	$1,353	$604	$606	$1,515	$418	$31	$(34)	$—	$4,493

	Senior Debt	Mezzanine Debt	Preferred Equity	Common Equity	Structured Products	Other Assets	Long Term Incentive Plan Liability	Derivative Agreement	Total
Balances, January 1, 2014	$1,060	$520	$1,125	$2,091	$276	$29	$—	$—	$5,101
Net realized (loss) gain(1)	(34)	(4)	90	212	(10)	—	—	(45)	209
Reversal of prior period net depreciation (appreciation) on realization(2)	48	8	(104)	(167)	14	(2)	—	—	(203)
Net unrealized (depreciation) appreciation(2)(3)	(57)	(2)	(35)	383	9	(20)	(7)	(28)	243
Purchases(4)	519	24	65	370	471	59	—	—	1,508
Sales(5)	(35)	(18)	(841)	(1,011)	—	—	—	(1)	(1,906)
Settlements, net(6)	(398)	(169)	(63)	71	(194)	(15)	—	—	(768)
Transfers out of Level 3(7)	(129)	—	—	—	—	—	—	—	(129)
Impact of consolidation of European Capital(8)	243	113	225	(387)	17	—	(75)	—	136

Balances, December 31, 2014	$1,217	$472	$462	$1,562	$583	$51	$(82)	$(74)	$4,191

(1)
Included in net realized (loss) gain in the consolidated statements of operations. Excludes (loss) gain on realized foreign currency transactions on American Capital other assets and liabilities that are denominated in a foreign currency and any tax benefit (provision). Also, excludes realized gain (loss) from other assets and liabilities not measured at fair value.

(2)
Included in net unrealized appreciation in the consolidated statements of operations.

(3)
Excludes unrealized appreciation (depreciation) related to foreign currency translation for American Capital other assets and liabilities not measured at fair value that are denominated in a foreign currency.

(4)
Includes increases in the cost basis of investments resulting from new and add-on portfolio investments, the accrual or allowance of PIK interest or cumulative dividends and the amortization of discounts, premiums and closing fees.

(5)
Includes the proceeds from equity investments, collection of cumulative dividends, loan syndications and loan sales.

(6)
Includes principal repayments on debt investments, collection of PIK interest, collection of accreted loan discounts, the exchange of one or more existing securities for one or more new securities and net interest rate derivative periodic interest and termination payments.

(7)
Investments were transferred into and out of Level 3 and Level 2 due to changes in the quantity and quality of inputs obtained to support the fair value of each investment. Our policy is to recognize transfers as of the first day of a reporting period for investments existing as of the end of the period.

(8)
Effective October 1, 2014, European Capital's financial results have been consolidated with the financial results of American Capital.

Significant Unobservable Inputs

        The following table summarizes the significant unobservable inputs in the fair value measurements of our Level 3 investments by category of investment and valuation technique as of December 31, 2015:

				Range
	Fair Value					Weighted Average
		Valuation Techniques	Unobservable Inputs	Minimum	Maximum
Enterprise Value Waterfall Methodology
Senior Debt	$409	Enterprise discounted cash flow	Discount rate	11%	40%	19%
			Terminal value growth rate	2%	10%	4%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(50)%	(15)%	(44)%
			Control premium	—%	15%	9%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	30%	(32)%

Mezzanine Debt	$468	Enterprise discounted cash flow	Discount rate	12%	35%	14%
			Terminal value growth rate	2%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	30%	(35)%
			Control premium	9%	20%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(24)%

Preferred Equity	$546	Enterprise discounted cash flow	Discount rate	9%	37%	17%
			Terminal value growth rate	2%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	30%	(38)%
			Control premium	9%	20%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(22)%

Common Equity	$1,515	Enterprise discounted cash flow	Discount rate	8%	40%	13%
			Terminal value growth rate	2%	10%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	30%	17%
			Control premium	—%	20%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(5)%

Long Term Incentive Plan Liability	$(34)	Discounted cash flow	Discount rate	11%	11%	11%
			(Discount) due to lack of control and marketability	(25)%	—%	(23)%
Market Yield Valuation Methodology
Senior Debt	$871	Discounted cash flow	Market yield	5%	15%	9%
			Estimated remaining life	1 yr	4 yrs	4 yrs

Mezzanine Debt	$136	Discounted cash flow	Market yield	14%	22%	16%
			Estimated remaining life	1 yr	4 yrs	2 yrs

Preferred Equity	$60	Discounted cash flow	Market yield	14%	15%	14%
			Estimated remaining life	1 yr	4 yrs	1 yr

Structured Products	$418	Discounted cash flow	Discount rate	5%	52%	19%
			Constant prepayment rate	30%	35%	31%
			Constant default rate	—%	2%	1%
Third-Party Vendor Pricing Service
Senior Debt	$73	Third-party vendor pricing	Bid/Ask	56	99	95

Total	$4,462

        The following table summarizes the significant unobservable inputs in the fair value measurements of our Level 3 investments by category of investment and valuation technique as of December 31, 2014:

				Range
	Fair Value					Weighted Average
		Valuation Techniques	Unobservable Inputs	Minimum	Maximum
Enterprise Value Waterfall Methodology
Senior Debt	$558	Enterprise discounted cash flow	Discount rate	10%	53%	16%
			Terminal value growth rate	2%	5%	4%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	(30)%	(44)%
			Control premium	—%	21%	15%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	5%	(36)%
Mezzanine Debt	$308	Enterprise discounted cash flow	Discount rate	11%	34%	15%
			Terminal value growth rate	2%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	—%	(38)%
			Control premium	7%	21%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(50)%	5%	(12)%
Preferred Equity	$459	Enterprise discounted cash flow	Discount rate	7%	38%	16%
			Terminal value growth rate	2%	5%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	35%	(34)%
			Control premium	4%	19%	12%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(50)%	5%	(27)%
Common Equity	$1,562	Enterprise discounted cash flow	Discount rate	4%	53%	14%
			Terminal value growth rate	2%	5%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	35%	(23)%
			Control premium	—%	21%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(50)%	15%	(17)%
Long Term Incentive Plan Liability	$(82)	Discounted cash flow	Discount rate	11%	11%	11%
			(Discount) due to lack of control and marketability	(30)%	(10)%	(30)%
Market Yield Valuation Methodology
Senior Debt	$641	Discounted cash flow	Market yield	5%	18%	10%
			Estimated remaining life	0 yrs	4 yrs	4 yrs
Mezzanine Debt	$164	Discounted cash flow	Market yield	13%	22%	15%
			Estimated remaining life	1 yr	4 yrs	2 yrs
Preferred Equity	$3	Discounted cash flow	Market yield	16%	27%	23%
			Estimated remaining life	3 yrs	4 yrs	4 yrs
Structured Products	$583	Discounted cash flow	Discount rate	5%	57%	13%
			Constant prepayment rate	30%	35%	31%
			Constant default rate	—%	2%	1%
Third-Party Vendor Pricing Service
Senior Debt	$18	Third-party vendor pricing	Bid/Ask	95	97	96
Black-Scholes Option Pricing Methodology
Derivative Agreement	$(74)	Black-Scholes model	Volatility	117%	117%	117%
			Estimated remaining life	0.3 yrs	0.3 yrs	0.3 yrs

Total	$4,140

        The following tables show the composition summaries of our investment portfolio at cost basis and fair value, excluding derivative agreements, as a percentage of total investments as of December 31, 2015 and 2014:

	2015	2014
Cost
First Lien Senior Debt	20.1%	40.5%
Second Lien Senior Debt	19.9%	11.2%
Mezzanine Debt	14.0%	10.0%
Preferred Equity	12.4%	13.4%
Common Equity	21.4%	15.0%
Structured Products	12.2%	9.9%

Total	100.0%	100.0%

Fair Value
First Lien Senior Debt	18.4%	40.0%
Second Lien Senior Debt	18.7%	10.9%
Mezzanine Debt	12.1%	7.5%
Preferred Equity	12.1%	7.4%
Common Equity	30.3%	24.9%
Structured Products	8.4%	9.3%

Total	100.0%	100.0%

        We use the Global Industry Classification Standards ("GICS®") for classifying the industry groupings of our portfolio companies. The GICS® was developed by MSCI, an independent provider of global indexes and benchmark-related products and services, and Standard & Poor's, an independent international financial data and investment services company and provider of global equity indexes. The following tables show the portfolio composition by industry grouping at cost and at fair value as a percentage of total investments as of December 31, 2015 and 2014. Our investments in CLO securities and derivative agreements are excluded from the table below. Our investments in CMBS are classified in the Real Estate category.

	2015	2014
Cost
Capital Markets	12.6%	8.3%
Commercial Services and Supplies	12.1%	6.4%
IT Services	9.9%	3.2%
Life Sciences Tools and Services	9.2%	14.5%
Diversified Consumer Services	4.5%	3.7%
Software	4.2%	3.2%
Household Durables	4.1%	3.5%
Real Estate	3.8%	2.7%
Diversified Financial Services	3.0%	1.7%
Health Care Equipment and Supplies	2.9%	4.0%
Professional Services	2.7%	2.8%
Oil, Gas and Consumable Fuels	2.3%	2.0%
Trading Companies and Distributors	2.3%	0.7%
Internet Software and Services	2.1%	0.7%
Health Care Providers and Services	2.0%	2.9%
Containers and Packaging	1.9%	0.7%
Aerospace and Defense	1.8%	1.7%
Distributors	1.7%	1.1%
Independent Power and Renewable Electricity Producers	1.6%	1.2%
Marine	1.5%	1.1%
Hotels, Restaurants and Leisure	1.4%	3.0%
Energy Equipment and Services	1.2%	1.6%
Insurance	1.1%	1.7%
Auto Components	1.0%	3.3%
Specialty Retail	0.9%	1.5%
Textiles, Apparel and Luxury Goods	0.8%	2.5%
Machinery	0.7%	1.8%
Food Products	0.5%	2.2%
Media	—%	2.4%
Other	6.2%	13.9%

Total	100.0%	100.0%

	2015	2014
Fair Value
Capital Markets	23.4%	21.3%
Commercial Services and Supplies	9.3%	5.8%
IT Services	9.1%	2.9%
Life Sciences Tools and Services	7.5%	9.2%
Diversified Consumer Services	5.6%	3.8%
Household Durables	4.3%	3.3%
Software	4.1%	3.0%
Real Estate	3.3%	2.1%
Diversified Financial Services	2.9%	1.1%
Professional Services	2.7%	2.9%
Health Care Providers and Services	2.2%	2.9%
Trading Companies and Distributors	2.2%	0.7%
Distributors	1.9%	1.1%
Independent Power and Renewable Electricity Producers	1.9%	1.2%
Containers and Packaging	1.8%	0.7%
Internet Software and Services	1.8%	0.6%
Oil, Gas and Consumable Fuels	1.8%	1.6%
Aerospace and Defense	1.6%	1.7%
Health Care Equipment and Supplies	1.5%	2.7%
Hotels, Restaurants and Leisure	1.3%	3.2%
Insurance	1.0%	1.7%
Auto Components	1.0%	2.3%
Specialty Retail	0.6%	1.5%
Textiles, Apparel and Luxury Goods	0.4%	2.1%
Food Products	0.3%	2.0%
Media	—%	2.5%
Internet and Catalog Retail	—%	1.9%
Other	6.5%	14.2%

Total	100.0%	100.0%

Note 4.  Borrowings

        Our debt obligations consisted of the following as of December 31, 2015 and 2014:

	2015	2014
Secured revolving credit facility due August 2016, $250 million commitment	$167	$—
Secured revolving credit facility due March 2017, $272 million commitment	272	726
Secured revolving credit facility due October 2016, $500 million commitment	33	51
Secured term loan due August 2017, net of discount	440	444
Unsecured Private Notes due September 2018, net of discount	345	344
European Capital unsecured senior notes, Series 2006-I due January 2022, €52 million	—	64
European Capital unsecured senior notes, Series 2007-I due July 2022, $37.5 million	—	37
European Capital unsecured senior notes, Series 2007-II due July 2022, $37.5 million	—	37

Total	$1,257	$1,703

        The daily weighted average debt balance, excluding discounts, for the years ended December 31, 2015 and 2014 was $2,157 million and $1,091 million, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the years ended December 31, 2015 and 2014 was 3.7% and 4.9%, respectively. The weighted average interest rate on all of our borrowings, excluding amortization of deferred financing costs, for the years ended December 31, 2015 and 2014 was 3.2% and 4.3%, respectively. The weighted average interest rate on all of our borrowings, excluding deferred financing costs, as of December 31, 2015 was 4.0%.

        As of December 31, 2015 and 2014, the aggregate fair value of the above borrowings was $1,273 million and $1,729 million, respectively. The fair values of our debt obligations are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions, and are measured using Level 3 inputs for our debt as of December 31, 2015 and 2014. It assumes that the liability is transferred to a market participant at the measurement date and that the nonperformance risk relating to that liability is the same before and after the transfer. Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value at which the liability is transferred. The fair value of our debt obligations is valued at the closing market quotes as of the measurement date or estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any, based on a quantitative and/or qualitative evaluation of our credit risk.

Unsecured Private Notes

        On September 20, 2013, we entered into an indenture with U.S. Bank National Association, as trustee, relating to the issuance and sale by us of $350 million in aggregate principal amount of senior unsecured five-year notes ("Private Notes"), for proceeds of $342 million, net of underwriters' discounts. The Private Notes were sold in a private offering to qualified institutional buyers under Rule 144A and outside of the United States pursuant to Regulation S of the Securities Act of 1933, as amended. The Private Notes have a fixed interest rate of 6.50% and mature in September 2018. Interest payments are due semi-annually on March 15 and September 15 and all principal is due on maturity. The Private Notes are rated B3, BB and BB– by Moody's Investor Services, Standard & Poor's Ratings Services and Fitch Ratings, respectively. The indenture contains restrictive covenants that, among other things, limit our ability to: (i) pay dividends or distributions, repurchase equity, prepay junior debt and make certain investments; (ii) incur additional debt and issue certain disqualified stock and preferred stock; (iii) incur certain liens; (iv) merge or consolidate with another company or sell substantially all of our assets; (v) enter into certain transactions with affiliates; and (vi) allow to exist certain restrictions on the ability of our subsidiaries to pay dividends or make other payments to us. The indenture also contains certain customary events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, a cross payment or acceleration default on an aggregate $50 million or more of other indebtedness, covenant defaults, bankruptcy events and failure to pay judgments. As of December 31, 2015, we were in compliance with all of the covenants under the Private Notes.

European Capital Unsecured Senior Notes

        In December 2006, European Capital entered into a note purchase agreement to issue €52 million of senior unsecured 15-year notes due January 2022 to accredited investors in a private placement offering ("Series 2006-I Notes"). The Series 2006-I Notes had a floating rate of EURIBOR plus 2.75%. On June 17, 2015, the Series 2006-I Notes were repaid in full. In March 2007, European Capital entered into note purchase agreements to issue two $37.5 million of senior unsecured notes due July 2022 to accredited investors in a private placement offering ("Series 2007-I Notes" and "Series 2007-II Notes"). The Series 2007-I Notes and Series 2007-II Notes had a floating rate of LIBOR plus 2.75%. On August 18, 2015, the Series 2007-I Notes and Series 2007-II Notes were repaid in full.

Secured Term Loan Facility

        On February 26, 2014, we entered into an amendment (the "Amendment") to the amended secured term loan facility under our Senior Secured Term Loan Credit Agreement, dated as of August 23, 2013, with the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the "Secured Term Loan Facility").

        The Amendment reduced the interest rate on the Secured Term Loan Facility, which had an outstanding principal balance of $450 million as of the closing date, from LIBOR plus 3.00%, with a LIBOR floor of 1.00%, to LIBOR plus 2.75%, with a LIBOR floor of 0.75%. The Amendment also extended the Secured Term Loan Facility's maturity date by one year to August 2017.

        In accordance with FASB ASC Subtopic No. 470-50, Modifications and Extinguishments, $447 million of debt exchanged with the same lenders met the criterion for and was accounted as a modification of debt. Existing unamortized deferred financing costs and discount attributable to the modification of the Secured Term Loan Facility of $9 million will be amortized into interest expense over the life of the Secured Term Loan Facility using the effective interest method, while fees paid to other third-party advisors of $1 million were expensed and included in general and administrative expenses in the consolidated statements of operations.

        As of December 31, 2015, the interest rate on our Secured Term Loan Facility was 3.50% and the borrowing base coverage was 385%. The Senior Term Loan Facility contains various events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, an event of default under the $250 Million Revolving Credit Facility, a cross default on an aggregate $50 million or more of certain other indebtedness, the breach of representations or covenants, bankruptcy events, the failure to conduct our asset management business through ACAM, a change in control and the failure to pay judgments. As of December 31, 2015, we were in compliance with all of the covenants under the Secured Term Loan Facility.

        The following table sets forth the scheduled amortization on the secured term loans and unsecured private notes:

August 2016	$4.5 million
Secured Term Loans due August 2017	Outstanding Balance
Unsecured Private Notes due September 2018	Outstanding Balance

$250 Million Revolving Credit Facility

        On August 22, 2012, we obtained a four-year $250 million secured revolving credit facility (the "$250 Million Revolving Credit Facility"), which bears interest at a rate per annum equal to LIBOR plus 3.75%. As of December 31, 2015, the interest rate on the $250 Million Revolving Credit Facility was 4.00%.

        On August 22, 2015, the commitment termination date, we chose not to renew commitments under the facility, and as a result, the outstanding balance on the $250 Million Revolving Credit Facility is repayable ratably over the final 12 months until the maturity date on August 22, 2016.

        As of December 31, 2015, the total debt outstanding under our $250 Million Revolving Credit Facility was $167 million. The $250 Million Revolving Credit Facility contains various events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, an event of default under the Secured Term Loan Facility, a cross default on an aggregate $50 million or more of certain other indebtedness, the breach of representations or covenants, bankruptcy events, the failure to conduct our asset management business through ACAM, a change in control and the failure to pay judgments. As of December 31, 2015, we were in compliance with all of the covenants under the $250 Million Revolving Credit Facility.

$1.25 Billion Revolving Credit Facility

        On June 27, 2014, ACAS Funding I, LLC, a wholly-owned financing subsidiary, obtained a $750 million secured revolving credit facility provided by Bank of America, N.A. On March 6, 2015, the commitments to the existing $750 million secured revolving credit facility were increased by $500 million to $1.25 billion (the "$1.25 Billion Revolving Credit Facility"). In addition to the increase, the maturity date of the facility was extended to March 6, 2017. On December 11, 2015, we closed an amendment which amended certain covenants to permit ACAS Funding I, LLC to repatriate the remaining proceeds from its senior floating rate loan portfolio sales while settling any associated liabilities. In addition, commencing on December 27, 2015 the commitments are calculated as the greater of total debt outstanding or $100 million. The facility bears interest at a rate per annum equal to LIBOR plus 1.60%. As of December 31, 2015, the interest rate on the $1.25 Billion Revolving Credit Facility was 1.99%.

        As of December 31, 2015, the facility is in a wind down period that prohibits us from purchasing additional assets or borrowing under the facility. We can reinstate our ability to borrow and purchase assets at any time prior to February 6, 2017, subject to certain terms outlined in the credit agreement.

        We are required to pay a fee on the unused commitments under the facility in an amount equal to 1.60% on the average daily unused amount of lender commitments up to 60% of the daily average of total commitments, and 0.75% on the lesser of 40% of the daily average total commitments and average daily unused amount. Under the amendment, the unused fee was reduced to 0.50% on the average daily unused amount. To the extent we reinstate our ability to borrow, the unused fees will increase to the rates paid prior to the amendment on the three month anniversary of our ability to borrow under the facility being reinstated. All fees are payable quarterly. As of December 31, 2015, the total debt outstanding under our $1.25 Billion Revolving Credit Facility was $272 million, which was secured by cash, receivables and portfolio investments with a fair value of $535 million. The credit facility contains various events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, the breach of representations or covenants, credit triggers, the loss of key personnel, a change in investment manager, the occurrence of certain regulatory or criminal proceedings, bankruptcy events and the failure to pay judgments. As of December 31, 2015, we were in compliance with all of the covenants under the $1.25 Billion Revolving Credit Facility.

$500 Million Revolving Credit Facility

        On October 30, 2014, ACAS Funding II, LLC, a wholly-owned financing subsidiary, obtained a $500 million secured revolving credit facility (the "$500 Million Revolving Credit Facility"), provided by Deutsche Bank AG. The $500 Million Revolving Credit Facility, which matures in October 2016, bears interest at a rate per annum equal to LIBOR plus 1.60%. On December 14, 2015, we closed an amendment that amended certain covenants to permit ACAS Funding II, LLC to repatriate the remaining proceeds from its senior floating rate loan portfolio sales while settling any associated liabilities. As of December 31, 2015, the interest rate on the $500 Million Revolving Credit Facility was 1.93%.

        As of December 31, 2015, the total debt outstanding under our $500 Million Revolving Credit Facility was $33 million, which was secured by cash, receivables and portfolio investments with a fair value of $113 million. As of December 31, 2015, we were in compliance with all of the covenants under the $500 Million Revolving Credit Facility. On January 6, 2016, the $500 Million Revolving Credit Facility was repaid in full and terminated.

Future Debt Maturities

        The maturities of our debt obligations, excluding discounts, as of December 31, 2015 were as follows:

2016	$204
2017	709
2018	350
Thereafter	—

Total	$1,263

Note 5.  Stock Options

        We have stock option plans which provide for the granting of options to employees and non-employee directors to purchase shares of common stock at a price of not less than the fair market value of the common stock on the date of grant. Stock options granted under the employee stock option plans vest over either a three or five year period and may be exercised for a period of no more than ten years from the date of grant. Options granted under these plans may be either incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options. As required by the 1940 Act, we are restricted from issuing awards to our employees and non-employee directors to the extent that the amount of voting securities that would result from the exercise of all such awards at the time of issuance exceeds 20% of our outstanding voting securities. As of December 31, 2015, there were 4.1 million shares available to be granted under the employee stock option plans and in accordance with the 1940 Act restrictions.

        Our shareholders approved non-employee director stock option plans in 1998, 2000, 2006, 2007, 2008, 2009 and 2010 and we subsequently received orders from the SEC authorizing such plans. Stock options granted under the non-employee director stock option plans are non-qualified stock options that vest over a three year period and may be exercised for a period of no more than ten years from the date of grant. As of December 31, 2015, there were no shares available to be granted under the non-employee director stock option plans. No employee or non-employee director stock options were granted during the year ended December 31, 2015. Employee stock options of 0.1 million were granted during the year ended December 31, 2014. No non-employee director stock options were granted during the year ended December 31, 2014. Employee and non-employee director stock options of 3.7 million were granted during the year ended December 31, 2013.

        During the first quarter of 2014, we concluded that our Chief Executive Officer had been granted stock options in excess of the individual employee limits established in certain of our stock option plans. These stock option grants were made during fiscal years 2010, 2011 and 2012. As a result, the stock option grants in excess of the individual limits in any stock option plan have been considered null and void. Therefore, stock-based compensation expense associated with the null and void options of $3.5 million was reversed in the first quarter of 2014.

        In addition, the communication of the voided stock option grants to our Chief Executive Officer resulted in a financial obligation under U.S. GAAP to provide equity compensation commensurate with the terms of the voided stock option grants in return for services to be performed by our Chief Executive Officer during the option vesting periods. This financial obligation has been accounted for as a liability award and stock-based compensation expense of $5.8 million associated with prior periods was recorded in the second quarter of 2014. The net impact of these adjustments was additional stock-based compensation expense of $2.3 million during the first quarter of 2014. An additional $1.4 million of income tax expense was recorded during the first quarter of 2014 as a result of these adjustments. These errors were immaterial to the individual prior periods impacted. During the second quarter of 2014, pursuant to the Deferred Plan, an award of $10 million was granted to our Chief Executive

Officer that partially settled this financial obligation. During the first quarter of 2015, an award of $7 million was granted to our Chief Executive Officer that settled the remainder of this financial obligation. These grants were funded with shares of common stock from the Trust that had previously been forfeited by former employees prior to being fully vested in their shares.

        In conjunction with the American Capital Equity III, LP transaction, certain investment professionals were transferred to a wholly-owned subsidiary of ACAM, our wholly-owned portfolio company which manages American Capital Equity III, LP. Concurrent with this transfer, the vesting of any unvested stock options held by these investment professionals as of the date of the transfer was accelerated. In accordance with ASC 718, the acceleration of the unvested stock options was accounted for as a modification and resulted in additional stock-based compensation expense of approximately $5 million during the third quarter of 2014.

        As discussed in Note 9, due to changes in the composition of our investment portfolio and market conditions, we conducted strategic reviews of our business which resulted in a workforce reduction of our employees in the fourth quarter of 2014. In conjunction with the restructuring, the vesting of any unvested stock options held by impacted employees as of the date of their separation was accelerated, and the employees were given a period of up to one year from their separation date, or less if the expiration of the option was within one year from their separation date, to exercise all outstanding options. During the year ended December 31, 2015, in accordance with FASB ASC Topic 718, Compensation—Stock Compensation, the acceleration of 1.0 million unvested stock options was accounted for as a modification and resulted in additional stock-based compensation expense of approximately $4 million related to additional workforce reductions.

Fair Value Disclosures

        No stock options were granted during the year ended December 31, 2015. The following table reflects the weighted average fair value per stock option granted during the years ended December 31, 2014 and 2013, as well as the weighted average assumptions used in determining those fair values using a Black-Scholes option pricing model.

	2014	2013
Options granted (in millions)	0.1	3.7
Weighted average fair value per option on grant date	$6.89	$5.88
Expected dividend yield	—%	—%
Expected volatility	42%	41%
Risk-free interest rate	2.1%	1.2%
Expected life (years)	6.8	6.7

Stock Option Activity

        A summary of the activity of our stock option plans as of and for the year ended December 31, 2015 is as follows:

	Shares	Weighted Average Exercise Price
Options outstanding, beginning of year	45.1	$9.21
Exercised	(12.0)	$7.71
Canceled and expired	(0.9)	$13.17

Options outstanding, end of year	32.2	$9.66

Options exercisable, end of year	26.4	$9.56

        The following table summarizes information about our stock options outstanding as of December 31, 2015:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Outstanding	Weighted Average Remaining Contractual life	Weighted Average Exercise Price	Exercisable	Weighted Average Remaining Contractual life	Weighted Average Exercise Price
$0.94 to $5.00	3.6	3.2	$4.02	3.6	3.2	$4.02
$5.01 to $10.00	16.5	5.1	$7.35	13.5	5.0	$7.11
$10.01 to $15.00	8.3	5.9	$11.31	5.5	5.7	$11.03
$15.01 to $20.00	3.0	2.8	$16.69	3.0	2.7	$16.71
$20.01 to $47.90	0.8	1.1	$39.41	0.8	1.1	$39.41

	32.2	4.8	$9.66	26.4	4.5	$9.56

        As of December 31, 2015, the total compensation cost related to non-vested stock options not yet recognized was $6 million with a weighted average period to be recognized of 1.5 years. As of December 31, 2015, the intrinsic value for stock options outstanding and exercisable was $163 million and $141 million, respectively.

        For the years ended December 31, 2015, 2014 and 2013, we recorded stock-based compensation expense attributable to our stock options of $18 million, $44 million and $30 million, respectively. Stock-based compensation expense was recognized only for options expected to vest, using an estimated forfeiture rate based on historical experience. For the years ended December 31, 2015, 2014 and 2013, the intrinsic value of stock options exercised were $80 million, $44 million and $41 million, respectively.

Note 6.  Deferred Compensation Plan

        We have a non-qualified deferred compensation plan (the "Deferred Plan") for the purpose of granting cash bonus awards to our employees. The Compensation, Corporate Governance and Nominating Committee is the administrator of the Deferred Plan. The Deferred Plan is funded through a trust (the "Trust") which is administered by a third-party trustee. The Compensation, Corporate Governance and Nominating Committee determines cash bonus awards to be granted under the Deferred Plan and the terms of such awards, including vesting schedules. The cash bonus awards are invested by the Trust in our common stock by purchasing shares in the open market. Awards vest contingent on the employee's continued employment or the achievement of performance goals, if any, as determined by the Compensation, Corporate Governance and Nominating Committee. The Trust provides certain protections of its assets from events other than claims against our assets in the case of bankruptcy. The assets and liabilities of the Trust are consolidated in the accompanying consolidated financial statements. Shares of our common stock held by the Trust are accounted for as treasury stock in the accompanying consolidated balance sheets.

        The Deferred Plan does not permit diversification and the cash bonus awards must be settled by the delivery of a fixed number of shares of our common stock. The awards under the Deferred Plan are accounted for as grants of unvested stock. We record stock-based compensation expense based on the fair market value of our stock on the date of grant. The compensation cost for awards with service conditions is recognized using the straight-line attribution method over the requisite service period. The compensation cost for bonus awards with performance and service conditions is recognized using the accelerated attribution method over the requisite service period. During the years ended December 31, 2015, 2014 and 2013, cash bonus awards of $13 million, $10 million and $1.5 million, respectively, were granted under the Deferred Plan.

        As discussed in Note 5, during the first quarter of 2014, we concluded that our Chief Executive Officer had been granted $2.6 million of cash bonus awards in fiscal year 2007 in excess of the annual individual employee limit established in the Deferred Plan. As a result, the $2.6 million of cash bonus awards have been considered null and void. Stock-based compensation expense associated with the null and void cash bonus awards of $2.6 million was reversed in the first quarter of 2014.

        In addition, the communication of the $2.6 million of excess cash bonus awards to our Chief Executive Officer resulted in a financial obligation under U.S. GAAP to provide equity compensation commensurate with the terms of the cash bonus awards in return for services to be performed by our Chief Executive Officer during the award vesting period. The financial obligation has been accounted for as a liability award and stock-based compensation expense of $1.5 million associated with prior periods was recorded in the first quarter of 2014. The net impact of these adjustments was a $1.1 million reduction to stock-based compensation expense in the first quarter of 2014. An additional $0.3 million of income tax expense was recorded during the first quarter of 2014 as a result of these adjustments. These errors were immaterial to the individual prior periods impacted. During the second quarter of 2014, pursuant to the Deferred Plan, an award of $10 million was granted to our Chief Executive Officer that partially settled this financial obligation. During the first quarter of 2015, an award of $7 million was granted to our Chief Executive Officer that settled the remainder of this financial obligation. These grants were funded with shares from the Trust which had previously been forfeited by former employees prior to being fully vested in their shares.

        During the years ended December 31, 2015, 2014 and 2013, we recorded stock-based compensation expense of $8 million, $5 million and $2 million, respectively, attributable to the Deferred Plan. As of December 31, 2015, the total compensation cost related to non-vested cash bonus awards not yet recognized was $10 million with a weighted average period to be recognized of 2.3 years.

        A summary of the bonus awards under the Deferred Plan as of and for the year ended December 31, 2015 is as follows:

	Shares	Weighted Average Grant Date Fair Value
Non-vested, beginning of year	0.5	$14.84
Granted	0.9	$14.35
Vested	(0.5)	$14.73
Canceled	0.0	$13.38

Non-vested, end of year	0.9	$14.40

        As of December 31, 2015, there were 2.8 million shares of our common stock in the Trust that were vested but not yet distributed to the employees.

Long Term Incentive Plan Liability

        European Capital has issued restricted mandatorily redeemable preferred shares ("Redeemable Preferred Shares") to participating employees of subsidiary companies of its manager, European Capital Asset Management Limited ("ECAM"), a wholly-owned subsidiary of ACAM, under Long Term Incentive Plans (the "Plans") for an issue price determined at the time of issuance. The Plans have a 5-year vesting period. The Redeemable Preferred Shares are subdivided into subclasses of shares. The redemption value of each sub-class of Redeemable Preferred Shares is calculated using a predetermined formula and is based on the net liquidity proceeds, as defined in the Plans, on the exit of specifically referenced investments of European Capital in excess of certain hurdle rates. The Plans have annual calculation and redemption dates through December 31, 2018 and March 1, 2019, respectively, for sub-classes A, B and C and December 31, 2023 and March 1, 2024, respectively, for sub-classes D, E and F. Redeemable Preferred Shares related to specifically referenced investments not exited at the final annual calculation dates will be redeemed after the receipt of subsequent net liquidity proceeds or, if specifically referenced investments that remain outstanding on January 1, 2020 for sub-classes A, B and C and January 1, 2025 for sub-classes D, E and F, will be redeemed based on the realizable value of the remaining referenced investments. European Capital elected to recognize the Redeemable Preferred Shares at fair value in accordance with FASB ASC Topic 825, Financial Instruments.

        The holders of the Redeemable Preferred Shares have no rights to participate in or receive notice of any general meeting of European Capital and the shares are generally not transferable. The Redeemable Preferred Shares have no rights to receive dividends. During the three months ended March 31, 2015, a portion of Redeemable Preferred Shares were redeemed and European Capital realized a loss of $46 million, offset by a reversal of unrealized depreciation of $46 million, which is included in net realized (loss) gain and net unrealized appreciation in our consolidated statements of operations.

        The fair value of the Redeemable Preferred Shares is calculated as of December 31, 2015 and 2014 using the net present value of the estimated future cash flows of the underlying European Capital investments with discounts applied for equity risk, liquidity risk, credit risk, minority interests, lack of marketability and a forfeiture rate. The fair value of the Redeemable Preferred Shares as of December 31, 2015 and 2014 was $34 million and $82 million, respectively, which is included in other liabilities in our consolidated balance sheets. The fair value of the underlying European Capital investments as of December 31, 2015 and 2014 was $367 million and $608 million, respectively. As of December 31, 2015, the redemption amount for 2016 is expected to be approximately $11 million.

        The following table summarizes the number of shares issued and redeemed for the year ended December 31, 2015:

	Class A	Class B	Class C	Class D	Class E	Class F	Total
Balance, December 31, 2014	412	413	589	100	100	100	1,714
Shares Issued	—	—	—	—	—	—	—
Shares Redeemed	(68)	(68)	(98)	—	—	—	(234)

Balance, December 31, 2015	344	345	491	100	100	100	1,480

Note 7.  Net Operating Income and Net Earnings Per Common Share

        The following table sets forth the computation of basic and diluted net operating income and net earnings per common share for the years ended December 31, 2015, 2014 and 2013:

	2015	2014	2013
Numerator for basic and diluted net operating income per common share	$253	$117	$156

Numerator for basic and diluted net (loss) earnings per common share	$(187)	$434	$184

Denominator for basic weighted average common shares	267.2	268.2	291.6
Employee stock options and awards	—	12.5	12.3

Denominator for diluted weighted average common shares	267.2	280.7	303.9

Basic net operating income per common share	$0.95	$0.44	$0.53
Diluted net operating income per common share	$0.95	$0.42	$0.51
Basic net (loss) earnings per common share	$(0.70)	$1.62	$0.63
Diluted net (loss) earnings per common share	$(0.70)	$1.55	$0.61

        In accordance with the provisions of FASB ASC Topic 260, Earnings per Share, basic earnings per share ("EPS") is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating EPS on a diluted basis.

        In computing diluted EPS, only potential common shares that are dilutive, those that reduce EPS or increase loss per share, are included. The effect of stock options, unvested employee stock awards and contingently issuable shares are not included if the result would be anti-dilutive, such as when a net loss is reported. Therefore, basic EPS and diluted EPS are computed using the same number of weighted average shares for the year ended December 31, 2015 as we incurred a net loss for that period.

        Stock options and unvested shares under our deferred compensation plan of 37.7 million, 7.6 million and 8.6 million for the years ended December 31, 2015, 2014 and 2013, respectively, were not included in the computation of diluted EPS either because the respective exercise or grant prices are greater than the average market value of the underlying stock or their inclusion would have been anti-dilutive, as determined using the treasury stock method.

Note 8.  Geographic Data

        The following table presents total operating revenue and total assets as of and for the years ended December 31, 2015, 2014 and 2013 by geographic location, excluding Structured Products. The geographic location of a portfolio company investment is determined by the location of the corporate headquarters of the portfolio company.

	2015	2014	2013
Operating revenue
United States	$504	$392	$400
International	58	14	15

Total operating revenue	$562	$406	$415

Total assets
United States	$5,185	$6,311	$4,834
International	641	746	899

Total assets	$5,826	$7,057	$5,733

Note 9.  Restructuring Costs

        Due to changes in the composition of our investment portfolio and market conditions, we conducted strategic reviews of our business in the fourth quarter of 2014, which resulted in a workforce reduction of approximately 13% of our employees and the closing of one of our offices as well as the elimination of certain functions at other offices. In conjunction with the restructuring, the vesting of any unvested stock options held by impacted employees as of the date of their separation was accelerated, and they were given a period of up to one year from their separation date, or less if the expiration of the option was within one year from their separation date, to exercise all outstanding options. We recorded charges for both severance and related employee costs and excess office facilities costs of $24 million for the year ended December 31, 2014, including $11 million from the modification of stock options. In addition, during the year ended December 31, 2015, we recorded charges for both severance and related employee costs of $12 million, including $4 million from the modification of stock options related to additional workforce reductions. The severance and related employee costs and the additional stock-based compensation expense resulting from the modification are included in salaries, benefits and stock-based compensation and the excess facilities costs are included in general and administrative in our consolidated statements of operations. The liability for employee severance costs and excess facilities is included in other liabilities in our consolidated balance sheet as of December 31, 2015.

        In determining our liability related to excess office facilities, we are required to estimate such factors as future vacancy rates, the time required to sublet properties and sublease rates. These estimates are reviewed quarterly based on known real estate market conditions and the credit-worthiness of subtenants, and may result in revisions to the liability. Our remaining liability of $4 million as of December 31, 2015 related to these excess office facilities represents gross lease commitments with agreements expiring at various dates through 2023 of approximately $20 million, net of committed and estimated sublease income of approximately $15 million and a present value factor of $1 million. We have entered into signed sublease arrangements for approximately $2 million, with the remaining $13 million based on estimated future sublease income.

        The following table summarizes the restructuring accrual activity during the year ended December 31, 2015:

	Severance	Excess Office Facilities	Total
Balance, December 31, 2014	$8	$5	$13
Restructuring charges	6	—	6
Cash payments	(7)	(1)	(8)

Balance, March 31, 2015	7	4	11
Restructuring charges	—	—	—
Cash payments	(4)	—	(4)

Balance, June 30, 2015	3	4	7
Restructuring charges	—	—	—
Cash payments	(1)	—	(1)
Accretion of net present value	—	1	1

Balance, September 30, 2015	2	5	7
Restructuring charges	2	—	2
Cash payments	—	(1)	(1)

Balance, December 31, 2015	$4	$4	$8

Note 10.  Shareholders' Equity

        Our common stock activity for the years ended December 31, 2015, 2014 and 2013 was as follows:

	2015	2014	2013
Common stock outstanding at beginning of period	266.9	270.2	304.4
Issuance of common stock under stock option plans	12.0	5.3	5.1
Repurchase of common stock	(36.9)	(8.9)	(40.4)
Distribution of common stock held in deferred compensation trust	0.6	0.3	1.1

Common stock outstanding at end of period	242.6	266.9	270.2

Share Repurchase Program

        During 2011, our Board of Directors adopted a program pursuant to which it will consider quarterly setting an amount to be utilized for share repurchases or dividends (the "Program"). Generally, the amount may be utilized for repurchases if the price of our common stock represents a discount to its NAV per share, and the amount may be utilized for the payment of cash dividends if the price of our common stock represents a premium to its NAV per share.

        Repurchases under the Program were suspended in March 2014 as we undertook a process to evaluate potential capital requirements that could result from our previously announced plan to consider organizational changes to enhance shareholder value. We later announced that our Board had unanimously approved a plan to proceed with the spin-off of most of its investments in new a BDC to our shareholders, with American Capital continuing as a public asset manager. During the first quarter of 2015, our Board of Directors determined that it was appropriate to reinstate authorization for share repurchases while we seek to accomplish the announced spin-off. We included the written notice to stockholders required by Section 23(c) of the 1940 Act regarding the possibility of share repurchases over the next six months in a Letter to Stockholders dated September 11, 2015. Our Board of Directors modified the Program during the fourth quarter of 2015 to authorize the purchase of $600 million to $1 billion of common stock through June 30, 2016 at prices per share below 85% of our most recent quarterly NAV per share, subject to certain conditions. We have entered into a Rule 10b5-1 trading plan to undertake accretive share repurchases on a non-discretionary basis up to the $1 billion limit.

        In determining the quarterly amount, the Board of Directors will be guided by our net cash provided by operating activities in preceding quarters, our capital requirements associated with completion of the spin-off transaction, our cash position, operational issues, economic conditions and the current trading price of our common stock and other factors. During the year ended December 31, 2015, we repurchased a total of 36.9 million shares of our common stock in the open market for $526 million at an average price of $14.25 per share. During the year ended December 31, 2014, we repurchased a total of 8.9 million shares of our common stock in the open market for $137 million at an average price of $15.38 per share. During the year ended December 31, 2013, we repurchased a total of 40.4 million shares of our common stock in the open market for $561 million at an average price of $13.90 per share.

        The Program may be further suspended, terminated or modified at any time for any reason. The Program does not obligate us to acquire any specific number of shares of our common stock.

Note 11.  Income Taxes

        As a taxable corporation under Subchapter C of the Code, we are subject to federal and applicable state corporate income taxes on our taxable ordinary income and capital gains. However, we estimate that for income tax purposes, we had both net operating loss carryforwards and net long-term capital loss carryforwards as of December 31, 2015. Our tax fiscal year ends on September 30.

        Effective October 1, 2014, we consolidated our wholly-owned portfolio company, European Capital in our consolidated financial statements. European Capital and its wholly-owned subsidiary, European Capital S.A. SICAR (collectively, "ECAS") are both controlled foreign corporations for U.S. tax purposes. Each entity pays an immaterial amount of non-U.S. income taxes. ECAS may produce subpart F income that must be reported on the U.S. tax return of American Capital.

        We file a consolidated federal income tax return with eligible corporate subsidiaries, including portfolio companies in which we hold 80% or more of the outstanding equity interest measured by both vote and fair value. As a result, we have entered into a tax sharing agreement under which members of the consolidated tax group are compensated for losses and other tax benefits by members that are able to use those losses and tax benefits on their pro forma stand-alone federal income tax return.

        The following table sets forth the significant components of our deferred tax assets and liabilities as of December 31, 2015 and 2014:

	2015	2014
Deferred Tax Assets
Net operating loss carryforwards	$233	$195
Basis differences in ordinary investments	102	139
Stock-based compensation	57	65
Basis differences in investments held in European Capital	155	193
Other	25	25

Total ordinary deferred tax assets	572	617

Net capital loss carryforwards	72	—
Basis differences in capital investments	99	230

Total capital deferred tax assets	171	230

Total deferred tax assets	743	847
Less valuation allowance	(300)	(168)

Total deferred tax assets less valuation allowance	443	679

Deferred Tax Liabilities
Basis differences in ACAM	(231)	(309)
Other	(14)	(16)

Total deferred tax liabilities	(245)	(325)

Total net deferred tax asset	$198	$354

        The table above classifies certain deferred tax assets and liabilities based on management's estimate of the expected tax character of recognition of the reversal of the timing differences that give rise to the deferred tax assets and liabilities as either ordinary or capital income. However, the ultimate tax character of the deferred tax asset or liability may change from the above classification based on the ultimate form of recognition of the timing difference.

        As of December 31, 2015, our deferred tax asset was $743 million, our deferred tax liability was $245 million, our valuation allowance was $300 million and our net deferred tax asset was $198 million.

        We estimate the expected tax character of recognition of the reversal of the timing differences that give rise to the deferred tax assets and liabilities as either ordinary or capital income. However, the ultimate tax character of the deferred tax asset or liability may change from our estimated classification based on the ultimate form of recognition of the timing difference. As of December 31, 2015, we believe that it is more likely than not that we will have future ordinary income to realize the majority of our ordinary deferred tax assets and therefore did not record a valuation allowance against these ordinary deferred tax assets.

        As of December 31, 2015, we determined that it is not more likely than not that we will be able to utilize our ordinary deferred tax asset related to our investment in European Capital in its entirety. In determining the amount of the valuation allowance to be established, we assessed all available evidence, both positive and negative. During the three months ended December 31, 2015, the negative evidence outweighed the positive evidence in determining whether it was more likely than not that the ordinary deferred tax asset would be realized. Significant negative evidence existed in management's update to the strategic review, resulting in uncertainty about the ability to generate sufficient income to utilize the deductible inside basis differences and qualified deficits related to the investment in European Capital. We believe that $14 million of the ordinary deferred tax asset will be realized; however, we established a valuation allowance against the remaining portion of the ordinary deferred tax asset. As a result, we recognized a tax provision of $141 million associated with the establishment of the valuation allowance.

        On April 1, 2015, the New York State Legislature passed legislation that enacted several tax law changes that impact American Capital. As a result of the tax law changes, it is more likely than not that a portion of our net operating losses ("NOL") generated in New York City will expire unutilized. Therefore, during the year ended December 31, 2015, we recorded a $12 million valuation allowance against a $13 million deferred tax asset related to $144 million of NOLs generated in New York City.

        We continue to maintain a valuation allowance against a significant portion of our capital deferred tax assets. We believe that it is more likely than not that we will be able to utilize $25 million of our capital deferred tax assets as of December 31, 2015 and we have established a valuation allowance of $147 million against the remaining capital deferred tax assets.

        We continue to assess our ability to realize our existing capital deferred tax assets. We believe that due to the recent decision to solicit offers to acquire individual lines of business or the company in its entirety, certain investments that had previously been determined to be long-lived assets may provide a source of taxable income to realize certain capital deferred tax assets. Assessing the recoverability of a deferred tax asset requires management to make estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecasted cash flows from investments and operations, the character of expected income or loss as either capital or ordinary, and the application of existing tax laws in each jurisdiction. To the extent that future cash flows or the amount or character of taxable income differ significantly from these estimates, our ability to realize the deferred tax assets could be impacted.

        Under ASC 718, our capital in excess of par value in our shareholders' equity includes the excess tax benefits generated from our stock-based compensation plans when our allowable income tax deduction for the award exceeds the compensation expense recorded for book purposes ("APIC Pool"). As of December 31, 2015, our APIC Pool totaled $35 million.

        Additionally, under Sections 382 and 383 of the Code, following an "ownership change," certain limitations apply to the use by a "loss corporation" of certain tax attributes including net operating loss carryforwards, capital loss carryforwards, unrealized built-in losses and tax credits arising before the "ownership change." Such tax attributes represent substantially all of our deferred tax assets. In general, an "ownership change" would occur if there is a cumulative change in the ownership of our common stock of more than 50% by one or more "5% shareholders" during a three-year period. In the event of an "ownership change," the tax attributes that may be used to offset our future taxable income in each year after the "ownership change" will be subject to an annual limitation. In general, the annual limitation is equal to the product of the fair market value of our common stock on the date of the "ownership change" and the "long term tax exempt rate" (which is published monthly by the Internal Revenue Service), subject to specified adjustments. This limitation could accelerate our cash tax payments and could result in a significant portion of our deferred tax asset expiring before we could fully use it. On April 27, 2012, we amended our Certificate of Incorporation to impose certain restrictions on the transfer of our common stock through April 27, 2015. These restrictions reduced, but did not eliminate, the risk of an "ownership change" through their expiration date.

        As of December 31, 2015, we estimate that we had $555 million of federal net operating loss carryforwards and various state net operating loss carryforwards for which we have recorded a gross ordinary deferred tax asset of $233 million. The ordinary deferred tax asset includes a reduction of $14 million for the excess tax benefits generated from our stock-based compensation plans that resulted in an increase in our net operating losses, but which may not be recorded until utilization. For federal income tax purposes, the net operating loss carryforwards expire in various years from 2030 through 2034. The timing and manner in which we will utilize any net operating loss carryforwards in any year, or in total, may be limited in the future under the provisions of the Code and applicable state laws.

        A reconciliation of the provision (benefit) for income taxes computed at the U.S. federal statutory corporate income tax rate and our effective tax rate for the years ended December 31, 2015, 2014 and 2013 were as follows:

	2015	2014	2013
Tax on income computed at federal statutory corporate tax rate	$(12)	$174	$83
State taxes, net of federal tax benefit	(4)	22	12
Valuation allowance	142	(236)	7
Rate difference on dividend income	(10)	(10)	(6)
Change in state tax rate	(10)	(26)	(12)
Disallowed compensation pursuant to IRS Sec. 162(m)	—	13	—
Consolidation of ACCH	—	69	—
Consolidation of European Capital	—	71	—
Earnings of European Capital	10	—	—
Permanent difference on European Capital appreciation	—	(30)	—
State deferred tax offset by valuation allowance	—	—	(27)
Capital gain on tax deconsolidation of a CML subsidiary	35	—	—
Other	1	17	(4)

Total provision for income taxes	$152	$64	$53

        During the first quarter of 2015, we restructured our investment in CML Pharmaceuticals, Inc. ("CML"), which resulted in the recognition of an ordinary loss. We recognized a $136 million ordinary loss on our equity investment in CML, which was $9 million less than the book realized loss of $145 million, due to consolidated basis adjustments in prior years as a result of CML filing with American Capital's consolidated tax return. In addition, CML recognized an $83 million capital gain on an operating subsidiary that was offset by capital loss carryforwards at American Capital. We will not be reimbursed through the tax sharing agreement for the utilization of the capital loss carryforward and this was a permanent difference in income recognition. The net impact was a decrease of our gross deferred tax asset of $35 million, offset by a reduction in the valuation allowance of $35 million, resulting in no net tax impact to the provision.

        During the first and second quarters of 2015, we recognized subpart F income on our U.S. tax return from our investment in European Capital that resulted in a $10 million tax provision, net of related changes in European Capital's deferred tax assets.

        We recognized a provision of $142 million in 2015 related to an increase in the valuation allowance against our net deferred tax assets. A significant portion of the increase is due to the change in judgment that it was not more likely than not that the company would be able to realize its deferred tax asset related to its investment in European Capital in its entirety.

        Components of our tax provision (benefit) for the years ended December 31, 2015, 2014 and 2013 were as follows:

	2015	2014	2013
Current Tax (Benefit) Provision
Federal	$(8)	$7	$2
State	1	—	1

Total current tax (benefit) provision	(7)	7	3

Deferred Tax Provision
Federal	143	49	50
State	16	8	—

Total deferred tax provision	159	57	50

Total provision for income taxes	$152	$64	$53

        We identify our major tax jurisdictions as federal, New York and Maryland. The federal tax fiscal years ended September 30, 2012, 2013 and 2014 for American Capital remain subject to examination by the Internal Revenue Service ("IRS"). During the first quarter of 2014, we received notice from the IRS that their examination of the September 30, 2008 tax year was concluded and no changes to income or tax resulted.

        We recognize tax benefits of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. The following is a reconciliation of the beginning and ending balance of unrecognized tax benefits:

Unrecognized tax benefits—January 1, 2015	$48
Increase related to positions taken during the current year	—

Unrecognized tax benefits—December 31, 2015	$48

        The unrecognized tax benefit has been presented as a reduction of an ordinary deferred tax asset for a net operating loss.

Note 12.  Commitments and Contingencies

        In the normal course of business, we enter into contractual agreements that facilitate transactions or provide general indemnifications against losses, costs, claims and liabilities arising from the performance of our obligations under such agreements. We have not had any claims nor made any payments pursuant to such agreements. We cannot estimate the maximum potential exposure under these arrangements as this would involve future claims that may be made against us that have not yet occurred. However, based on our experience, we expect the risk of any material loss to us to be remote.

        We are a party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect on our financial condition or results of operations.

Loan and Financing Agreements

        As of December 31, 2015, we had commitments under loan and financing agreements to fund up to $213 million to 28 portfolio companies. These commitments are primarily composed of working capital credit facilities, acquisition credit facilities and subscription agreements. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and availability under borrowing base thresholds. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio. As of December 31, 2015, European Capital and its affiliates had a commitment of $62 million to fund European Capital UK SME Debt LP and $100 million to fund a European Capital debt fund ("ECAS debt fund"). In addition, as of December 31, 2015, ACAM had a commitment of $125 million to American Capital Equity III, LP, which is to be funded by an equity investment from American Capital. See Note 14 to our audited consolidated financial statements included in this Annual Report on Form 10-K for further discussion of ACAM's American Capital Equity III, LP's commitment.

Non-Cancelable Operating Leases

        We have non-cancelable operating leases for office space and office equipment. The leases expire over the next eleven years and contain provisions for certain annual rental escalations. Rent expense for operating leases for the years ended December 31, 2015, 2014 and 2013 was $10 million, $10 million and $9 million, respectively.

        Future minimum lease payments under non-cancelable operating leases as of December 31, 2015, net of any expected receipts under non-cancelable subleases, were as follows:

2016	$14
2017	14
2018	15
2019	14
2020	13
Thereafter	56

Total	$126

Total Return Swaps

        ACTRS, a wholly-owned consolidated affiliate of American Capital, entered into TRS transactions with Citibank, N.A. (the "2012 TRS" and "2012 TRS II"). The TRS', which are non-recourse to American Capital, replicate the performance of reference pools of senior floating rate loans (each, a "Reference Pool"). The maximum amount of the loans that was included in the Reference Pool was $400 million (determined at the time each such loan is added to the Reference Pool) and the maximum cash collateral requirement was $100 million. As of December 31, 2014, ACTRS had provided $100 million of cash collateral for the loans in the 2012 TRS and 2012 TRS II Reference Pools, which is recorded in the financial statement line item restricted cash and cash equivalents in our consolidated balance sheets. As of December 31, 2014, the loans in the Reference Pools for the 2012 TRS and the 2012 TRS II had a notional of approximately $27 million. The 2012 TRS and 2012 TRS II matured in December 2014 and the posted cash collateral was returned to ACTRS in 2015.

Note 13.  Significant Subsidiaries

        We have determined that for the year ended December 31, 2015, or for the periods presented in our audited consolidated financial statements included in this Annual Report on Form 10-K, European Capital Limited, CML Pharmaceuticals, Inc., SEHAC Holding Corporation and WIS Holding Company, Inc. have met the conditions of a significant subsidiary under Rule 1-02(w) of Regulation S-X. Accordingly, pursuant to Rule 4-08(g) of Regulation S-X, aggregate financial information for the nine months ended September 30, 2014 and year ended December 31, 2013 for European Capital Limited and for the years ended December 31, 2015, 2014 and 2013 for

CML Pharmaceuticals, Inc., SEHAC Holding Corporation and WIS Holding Company, Inc. have been included as follows:

	2015	2014	2013
Current assets	$179	$248	$307
Noncurrent assets	$720	$1,667	$1,947
Current liabilities	$148	$162	$133
Noncurrent liabilities	$589	$818	$861
Redeemable preferred stock	$—	$222	$219
Total revenue	$926	$934	$829
Total operating expenses	$856	$853	$707
Net operating income	$70	$81	$122
Net income	$5	$22	$183

Note 14.  Asset Sales

        On August 5, 2015, we entered into a definitive agreement to sell certain CLO equity investments to American Capital CLO Fund I, LP ("ACAS CLO Fund I") for $300 million. The purchase price was the aggregate fair value of the CLO equity investments as of June 30, 2015, subject to customary adjustments. The closing of the sale occurred on November 2, 2015. ACAS CLO Fund I is a $450 million private investment fund, which invests primarily in equity tranches of CLOs. ACAS CLO Fund I is managed by a subsidiary of ACAM for customary management and incentive fees.

        The ECAS debt fund is a private debt fund that closed during the second quarter of 2015 with €318 million of capital commitments, of which €165 million was committed by European Capital and its affiliates. The ECAS debt fund provides debt financing to mid-market companies in Europe, primarily through unitranche, second lien and mezzanine financing, with secondary purchases of senior loans on an opportunistic basis. During the fourth quarter of 2015, the ECAS debt fund had an additional closing of €69 million which increased the total capital commitments to €387 million. We anticipate a final closing by March 2016 to increase the investment capacity of the fund. The fund will have a three year investment period and a subsidiary of ACAM manages the ECAS debt fund for an annual management fee of 1.50% on deployed capital and up to a 15% carried interest, subject to certain hurdles. The ECAS debt fund will be dissolved on March 19, 2025, unless extended. In April 2015, European Capital sold €162 million ($175 million) of investments at their approximate fair value in 9 portfolio companies to the ECAS debt fund. European Capital received €158 million ($170 million) for the sale of these assets and recognized a realized loss of €4 million ($5 million). As of December 31, 2015, European Capital's investment in the ECAS debt fund had a cost basis and fair value of $81 million and $85 million, respectively. As of December 31, 2015, European Capital had an unfunded commitment of €91 million ($100 million) to the ECAS debt fund.

        On April 28, 2014, we completed a $1.1 billion private placement of partnership interests in American Capital Equity III, LP ("ACE III" or "the Fund"), a new private equity fund focused on investing in U.S. companies in the lower middle market. Concurrent with the private placement, we entered into a Contribution and Redemption Agreement with the Fund pursuant to which we agreed to contribute 100% of our equity and equity-related investments in seven portfolio companies (Affordable Care Holding Corp., Avalon Laboratories Holding Corp., CIBT Investment Holdings, LLC, FAMS Acquisition, Inc., Mirion Technologies, Inc., PHI Acquisitions, Inc. and SMG Holdings, Inc.) to the Fund and to provide the Fund with an option to acquire our equity investment in WRH, Inc. (the "Equity Option"), in exchange for partnership interests in the Fund. Collectively, the eight portfolio companies (including WRH, Inc., assuming the Equity Option is exercised) comprise the Secondary Portfolio for ACE III. On April 1, 2015, the Equity Option was exercised by the Fund for the exercise price of $24 million. For the three months ended June 30, 2015, we recognized a realized loss of

$225 million on our WRH, Inc. equity investment offset by a (i) $115 million reversal of unrealized depreciation on the investment, (ii) $65 million reversal of unrealized depreciation on the Equity Option derivative and (iii) $45 million realized gain on the Equity Option. The Fund's aggregate $1.1 billion capital commitment includes a commitment of $200 million from ACAM for Primary Investments, of which $125 million was undrawn as of December 31, 2015.

Note 15.  Related Party Transactions

        As a BDC, we are required by law to make available significant managerial assistance to our eligible portfolio companies. Such assistance typically involves providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to its management and board of directors, including participating on the company's board of directors. We have an operations team with significant turnaround and bankruptcy experience that assists our investment professionals in providing intensive operational and managerial assistance to our portfolio companies that require such assistance. As of December 31, 2015, we had board seats on 38 companies in our investment portfolio. Providing assistance to the companies in our investment portfolio serves as an opportunity for us to maximize their value.

        The following table shows the operating revenue from our control investments, as defined under the 1940 Act, for the years ended December 31, 2015, 2014 and 2013:

	2015	2014	2013
Operating Revenue—Control Investments
Interest and dividend income	$288	$263	$221
Fee income	$49	$42	$52

American Capital Asset Management

        Our fund management business is conducted through ACAM. In general, ACAM provides investment management services through consolidated subsidiaries that enter into management agreements with each of its managed funds. In addition, American Capital or ACAM may invest directly into these funds and earn investment income from its investments in those funds. Under the management agreements, ACAM's responsibilities include, but are not limited to, sourcing, analyzing and executing investments and asset sales, delivering financial and compliance reports to investors in the funds under management, administering the daily business and affairs of the funds under management and performing other asset management duties. We have entered into service agreements with ACAM to provide it with additional asset management and administrative services support. Through these agreements, we provide investment advisory and oversight services to ACAM, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. During the years ended December 31, 2015, 2014 and 2013, we recognized operating revenues from our investment in ACAM of $152 million, $111 million and $133 million, respectively.

European Capital

        As discussed in Note 2 to these consolidated financial statements, we consolidated our investment in European Capital effective October 1, 2014. ACAM, through its subsidiary, ECAM, acts as the investment manager to European Capital. Under ACAM's investment management agreement with European Capital, ACAM is entitled to receive an annual management fee of 2% of the weighted average monthly consolidated gross asset value of all the investments at fair value of European Capital, an incentive fee equal to 100% of the net earnings in excess of a return of 8% but less than a return of 10%, and 20% of the net earnings thereafter. The investment management agreement with European Capital was amended to waive the incentive fee for 2011, 2012, 2013 and 2014. During the first quarter of 2015, the investment management agreement with European Capital was amended to cancel the incentive fee for 2015 and going forward. The management fee charged by ACAM was $13 million for the year ended December 31, 2015 and $5 million for the quarter ended December 31, 2014, which is included in our consolidated statements of operations.

        As discussed in Note 6 to these consolidated financial statements, European Capital has issued Redeemable Preferred Shares to employees of ECAM as part of long term employee incentive plans. These shares are redeemable by European Capital based on the aggregate returns on investments made after January 1, 2012 and are treated as mandatorily redeemable preferred stock in our consolidated balance sheets in accordance with FASB ASC Topic 480, Distinguishing Liabilities from Equity. The fair value of the Redeemable Preferred Shares as of December 31, 2015 and 2014 was $34 million and $82 million, respectively, which is included in other liabilities in our consolidated balance sheets. For the year ended December 31, 2015, Redeemable Preferred Shares were redeemed and European Capital realized a loss of $46 million offset by a reversal of unrealized depreciation of $46 million, which is included in net realized (loss) gain and net unrealized appreciation in our consolidated statements of operations.

American Capital Equity I, LLC and American Capital Equity II, LP

        On June 30, 2015, we entered into stock purchase agreements with American Capital Equity I, LLC and American Capital Equity II, LP under which we acquired secondary and add-on investments in 24 portfolio companies for an aggregate purchase price of $145 million. The initial purchase price for such investments was based on the fair value of the investments as of March 31, 2015, but is potentially subject to increase on June 30, 2016 as a result of certain post-closing adjustments. For the year ended December 31, 2015, we recorded $31 million of net unrealized depreciation after our acquisition of these investments, which is included in net unrealized appreciation in our consolidated statements of operations.

Note 16.  Selected Quarterly Data (Unaudited)

        The following tables present our quarterly financial information for the fiscal years ended December 31, 2015 and 2014:

	Three Months Ended
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	Year Ended December 31, 2015
Total operating revenue	$154	$168	$176	$173	$671
Net operating income ("NOI")	$50	$67	$75	$61	$253
Net increase (decrease) in net assets resulting from operations	$15	$62	$(37)	$(227)	$(187)
NOI per basic common share(2)	$0.18	$0.25	$0.28	$0.24	$0.95
NOI per diluted common share(2)	$0.18	$0.24	$0.28	$0.24	$0.95
Net earnings (loss) per basic common share(2)	$0.06	$0.23	$(0.14)	$(0.88)	$(0.70)
Net earnings (loss) per diluted common share(2)	$0.05	$0.22	$(0.14)	(0.88)	$(0.70)
Weighted average shares outstanding
Basic	271.1	272.4	267.7	257.6	267.2
Diluted	282.9	283.4	267.7	257.6	267.2

	Three Months Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014(1)	Year Ended December 31, 2014
Total operating revenue	$84	$100	$129	$158	$471
Net operating income	$5	$26	$51	$35	$117
Net increase in net assets resulting from operations	$70	$212	$114	$38	$434
NOI per basic common share(2)	$0.02	$0.10	$0.19	$0.13	$0.44
NOI per diluted common share(2)	$0.02	$0.09	$0.18	$0.12	$0.42
Net earnings per basic common share(2)	$0.26	$0.80	$0.43	$0.14	$1.62
Net earnings per diluted common share(2)	$0.25	$0.76	$0.41	$0.14	$1.55
Weighted average shares outstanding
Basic	270.7	266.2	267.1	269.0	268.2
Diluted	283.4	278.5	279.9	281.1	280.7

(1)
Effective October 1, 2014, European Capital's financial results have been consolidated with the financial results of American Capital.

(2)
Quarterly amounts may not equal full-year amounts due to changes in the weighted average shares outstanding.

AMERICAN CAPITAL, LTD.

CONSOLIDATED BALANCE SHEETS

(in millions, except per share amounts)

	March 31, 2016	December 31, 2015
	(unaudited)
Assets
Investments at fair value
Non-Control/Non-Affiliate investments (cost of $2,211 and $2,368, respectively)	$1,921	$2,097
Affiliate investments (cost of $26 and $35, respectively)	84	77
Control investments (cost of $2,488 and $2,502, respectively)	2,732	2,824

Total investments at fair value (cost of $4,725 and $4,905, respectively)	4,737	4,998
Cash and cash equivalents	364	483
Restricted cash and cash equivalents	32	46
Interest and dividend receivable	54	48
Deferred tax asset, net	212	198
Trade date settlement receivable	32	373
Other	84	94

Total assets	$5,515	$6,240

Liabilities and Shareholders' Equity
Debt ($109 and $204 due within one year, respectively), net	$887	$1,253
Long term incentive plan liability	27	34
Other	121	131

Total liabilities	1,035	1,418

Commitments and contingencies (Note 12)
Shareholders' equity:
Undesignated preferred stock, $0.01 par value, 5.0 shares authorized, 0 issued and outstanding	—	—
Common stock, $0.01 par value, 1,000.0 shares authorized, 227.6 and 247.3 issued and 222.4 and 242.6 outstanding, respectively	2	2
Capital in excess of par value	5,561	5,847
Cumulative translation adjustment, net of tax	(93)	(101)
Distributions in excess of net realized earnings	(877)	(879)
Net unrealized depreciation of investments	(113)	(47)

Total shareholders' equity	4,480	4,822

Total liabilities and shareholders' equity	$5,515	$6,240

Net Asset Value Per Common Share Outstanding	$20.14	$19.88

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share data)

	Three Months Ended March 31,
	2016	2015
Operating Revenue
Interest and dividend income
Non-Control/Non-Affiliate investments	$59	$78
Control investments	90	60

Total interest and dividend income	149	138

Fee income
Non-Control/Non-Affiliate investments	3	2
Control investments	10	14

Total fee income	13	16

Total operating revenue	162	154

Operating Expenses
Interest	15	17
Salaries, benefits and stock-based compensation	34	40
European Capital management fees	2	4
General and administrative	17	15

Total operating expenses	68	76

Net Operating Income Before Income Taxes	94	78
Tax provision	(20)	(28)

Net Operating Income	74	50

Net realized gain (loss)
Non-Control/Non-Affiliate investments	(15)	(8)
Affiliate investments	2	—
Control investments	(70)	(198)
Foreign currency transactions	—	(2)
Derivative agreements and other	(17)	(48)
Tax benefit	12	43

Total net realized loss	(88)	(213)

Net unrealized appreciation (depreciation)
Portfolio company investments	(76)	229
Foreign currency translation	(8)	19
Derivative agreements and other	13	6
Tax benefit (provision)	5	(76)

Total net unrealized (depreciation) appreciation	(66)	178

Total net loss	(154)	(35)

Net (Decrease) Increase in Net Assets Resulting from Operations ("Net (Loss) Earnings")	$(80)	$15

Net Operating Income Per Common Share
Basic	$0.31	$0.18
Diluted	$0.31	$0.18
Net (Loss) Earnings Per Common Share
Basic	$(0.34)	$0.06
Diluted	$(0.34)	$0.05
Weighted Average Shares of Common Stock Outstanding
Basic	235.0	271.1
Diluted	235.0	282.9

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(unaudited)

(in millions, except per share data)

	Three Months Ended March 31,
	2016	2015
Net (loss) earnings	$(80)	$15
Other comprehensive income (loss):
Cumulative translation adjustment, net of tax of $0 and ($21), respectively	8	(96)

Comprehensive loss	$(72)	$(81)

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(unaudited)

(in millions, except per share data)

	Three Months Ended March 31,
	2016	2015
Operations
Net operating income	$74	$50
Net realized loss, net of tax	(88)	(213)
Net unrealized (depreciation) appreciation, net of tax	(66)	178

Net (loss) earnings	(80)	15

Capital Share Transactions
Proceeds from issuance of common stock upon exercise of stock options	4	17
Repurchase of common stock	(297)	—
Stock-based compensation	7	13
Cumulative translation adjustment, net of tax	8	(96)
Other	16	5

Net decrease in net assets resulting from capital share transactions	(262)	(61)

Total decrease in net assets	(342)	(46)
Net assets at beginning of period	4,822	5,472

Net assets at end of period	$4,480	$5,426

Net asset value per common share outstanding	$20.14	$20.12
Common shares outstanding at end of period	222.4	269.7

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(in millions)

	Three Months Ended March 31,
	2016	2015
Operating Activities
Net (loss) earnings	$(80)	$15
Adjustments to reconcile net (loss) earnings to net cash provided by (used in) operating activities:
Net unrealized depreciation (appreciation) of investments	71	(254)
Net realized loss on investments	100	256
Effects on exchange rate changes on assets and liabilities denominated in foreign currencies	1	3
Accrued PIK interest and dividends on investments	(29)	(25)
Stock-based compensation	7	7
(Increase) decrease in interest and dividend receivable	(7)	5
(Increase) decrease in deferred tax asset, net	(14)	62
Decrease (increase) in other assets	2	(6)
Decrease in other liabilities	(5)	(27)
Payment of long term incentive plan liability	(12)	(46)
Other	16	(2)

Net cash provided by (used in) operating activities	50	(12)

Investing Activities
Purchases and originations of investments	(154)	(807)
Repayments from portfolio company revolving credit facility investments, net	7	2
Principal repayments on debt investments	50	61
Proceeds from loan syndications and loan sales	539	54
Payment of accrued PIK notes and dividend and accreted original issue discounts	14	17
Proceeds from equity investments	32	93
Increase in cash collateral on total return swaps	—	95
Other	—	(3)

Net cash provided by (used in) investing activities	488	(488)

Financing Activities
(Payments on) proceeds from revolving credit facilities, net	(368)	304
Decrease (increase) in debt service escrows	1	(11)
Proceeds from issuance of common stock upon exercise of stock options	4	17
Repurchase of common stock	(297)	—
Other	3	2

Net cash (used in) provided by financing activities	(657)	312

Effect of currency rate changes on cash and cash equivalents	—	(19)
Net decrease in cash and cash equivalents	(119)	(188)
Cash and cash equivalents at beginning of period	483	676

Cash and cash equivalents at end of period	$364	$469

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(unaudited)

(in millions, except per share data)

	Three Months Ended March 31,
	2016	2015
Per Share Data
Net asset value at beginning of the period	$19.88	$20.50

Net operating income(1)	0.31	0.18
Net realized loss, net of tax(1)	(0.37)	(0.78)
Net unrealized (depreciation) appreciation, net of tax(1)	(0.28)	0.66

Net (loss) earnings(1)	(0.34)	0.06
Issuance of common stock from stock compensation plans	(0.02)	(0.15)
Repurchase of common stock	0.53	—
Cumulative translation adjustment, net of tax	0.04	(0.36)
Other, net(2)	0.05	0.07

Net asset value at end of period	$20.14	$20.12

Ratio/Supplemental Data
Per share market value at end of period	$15.24	$14.79
Total investment return(3)	10.51%	1.23%
Shares of common stock outstanding at end of period	222.4	269.7
Net assets at end of period	$4,480	$5,426
Average net assets(4)	$4,651	$5,449
Average debt outstanding(5)	$1,012	$1,845
Average debt outstanding per common share(1)	$4.31	$6.81
Portfolio turnover rate(6)	11.09%	14.60%
Ratio of operating expenses to average net assets(6)	5.88%	5.66%
Ratio of operating expenses, net of interest expense, to average net assets(6)	4.58%	4.39%
Ratio of interest expense to average net assets(6)	1.30%	1.27%
Ratio of net operating income to average net assets(6)	6.40%	3.72%

(1)
Weighted average basic per share data.

(2)
Represents the impact of (i) the other components in the changes in net assets, including other capital transactions such as the purchase of common stock held in deferred compensation trusts, stock-based compensation, income tax deductions related to the exercise of stock options and distribution of stock awards in excess of U.S. GAAP expense credited to additional paid-in capital and (ii) the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end.

(3)
Total investment return is based on the change in the market value of our common stock taking into account dividends, if any, reinvested in accordance with the terms of our dividend reinvestment plan. The total investment return has not been annualized.

(4)
Based on the quarterly average of net assets as of the beginning and end of each period presented.

(5)
Based on a daily weighted average balance of debt outstanding, excluding deferred financing costs and discounts, during the period.

(6)
Ratios are annualized.

See accompanying notes.

AMERICAN CAPITAL, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
AMERICAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
AmWINS Group, LLC	Insurance	Second Lien Senior Debt(6)	9.5%	N/A	9/20		$46.0	$45.0	$45.1
Bensussen Deutsch & Associates, LLC	Distributors	Second Lien Senior Debt(6)	12.0%	2.0%	9/19		43.1	41.3	44.7
		Common Stock				1,224,089		2.2	15.7

								43.5	60.4
BeyondTrust Software, Inc.	Software	First Lien Senior Debt(6)	8.0%	N/A	9/19		30.1	30.1	29.2
BluePay Processing, LLC	Consumer Finance	Second Lien Senior Debt(6)	9.5%	N/A	8/22		32.8	32.8	32.8
Blue Wolf Capital Fund II, L.P.(7)	Capital Markets	Limited Partnership Interest(4)						9.0	8.0
BRG Sports, Inc.	Leisure Products	Redeemable Preferred Stock(4)				2,009		2.5	3.0
		Common Units(4)				6,566,655		0.7	—

								3.2	3.0
CAMP International Holding Company	Transportation Infrastructure	Second Lien Senior Debt(6)	8.3%	N/A	11/19		15.0	15.0	13.7
Cast & Crew Payroll, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.8%	N/A	8/23		36.0	35.7	34.5
CGSC of Delaware Holdings Corporation(7)	Insurance	Second Lien Senior Debt(6)	8.3%	N/A	10/20		2.0	2.0	2.0
Chariot Acquisition, LLC	Distributors	First Lien Senior Debt(6)	7.3%	N/A	9/21		29.9	29.6	28.5
Compusearch Software Systems, Inc.	Software	Second Lien Senior Debt(6)	9.8%	N/A	11/21		51.0	51.0	51.0
Convergint Technologies, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	9.0%	N/A	12/17 - 12/20		94.0	94.0	94.0
CPI Buyer, LLC	Trading Companies & Distributors	Second Lien Senior Debt(6)	8.5%	N/A	8/22		25.0	24.7	23.7
Crossroads Equity Holdings LLC	Real Estate	First Lien Senior Debt(6)	5.9%	N/A	6/18		3.2	3.2	2.9
Datapipe, Inc.	IT Services	Second Lien Senior Debt(6)	8.5%	N/A	9/19		29.5	29.2	28.8
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt(6)	N/A	13.5%	7/21		1.4	1.4	1.1
DiversiTech Corporation	Building Products	Second Lien Senior Debt(6)	9.0%	N/A	11/22		9.5	9.4	9.4
Electronic Warfare Associates, Inc.	IT Services	First Lien Senior Debt(6)	13.0%	N/A	2/19		15.0	15.0	15.0
		Common Stock Warrants(4)(6)				863,887		0.8	0.8

								15.8	15.8
Financière OFIC S.A.S.(7)	Building Products	Warrants(4)				3,047,200		—	3.0
Flexera Software LLC	Software	Second Lien Senior Debt(6)	8.0%	N/A	4/21		5.0	5.0	4.7
FXI Holdings, Inc.	Household Durables	Common Stock(4)				3,163		—	0.6
Galls, LLC	Specialty Retail	Second Lien Senior Debt(6)	9.5%	N/A	6/17 - 8/21		31.6	31.6	31.6

March 31, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
The Gordian Group, Inc.	Internet Software & Services	First Lien Senior Debt(6)	5.6%	N/A	7/19		40.7	40.7	39.9
Hyland Software, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	7/23		10.0	10.0	9.5
Industrial Container Services, LLC	Containers & Packaging	First Lien Senior Debt(6)	6.8%	N/A	12/18		49.7	49.7	49.7
		Second Lien Senior Debt(6)	10.2%	N/A	12/19		10.0	9.9	9.9

								59.6	59.6
Infogix Parent Corporation	IT Services	First Lien Senior Debt(6)	7.8%	N/A	12/21		90.0	88.3	88.1
		Redeemable Preferred Stock(6)				2,475		2.6	2.6

								90.9	90.7
Inmar, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.0%	N/A	1/22		20.0	19.8	15.6
Iotum Global Holdings, Inc.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	N/A	10.0%	5/17		1.3	1.3	1.3
iParadigms, LLC	Internet Software & Services	Second Lien Senior Debt(6)	8.3%	N/A	7/22		39.5	39.3	38.7
Iron Bow Technologies, LLC	Electronic Equipment, Instruments & Components	Second Lien Senior Debt(6)	10.4%	2.8%	2/21		15.1	15.1	15.1
Jazz Acquisition, Inc.	Aerospace & Defense	Second Lien Senior Debt(6)	7.8%	N/A	6/22		25.0	24.9	18.8
Kele Holdco, Inc.	Trading Companies & Distributors	First Lien Senior Debt(6)	7.0%	N/A	10/20 - 10/22		71.3	71.3	71.3
		Common Stock(4)(6)				30,000		3.0	3.0

								74.3	74.3
Landslide Holdings, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	2/21		9.0	9.0	8.1
Lenox Park C-F Owner, LLC	Real Estate	First Lien Senior Debt(6)	5.2%	N/A	4/18		17.0	17.0	16.6
LTG Acquisition, Inc.	Communications Equipment	Second Lien Senior Debt(6)	9.0%	N/A	10/20		46.0	46.0	42.2
		Common Stock(4)(6)				5,000		5.0	3.6

								51.0	45.8
Mitchell International, Inc.	Software	Second Lien Senior Debt(6)	8.5%	N/A	10/21		17.0	16.9	15.1
M-IV Lake Center LLC	Real Estate	First Lien Senior Debt(6)	5.7%	N/A	12/17		7.0	7.0	6.6
Novetta Solutions, LLC	IT Services	First Lien Senior Debt(6)	6.0%	N/A	10/22		13.0	12.9	12.7
		Second Lien Senior Debt(6)	9.5%	N/A	10/23		31.0	30.7	29.9

								43.6	42.6
OnCourse Learning Corporation	Diversified Consumer Services	First Lien Senior Debt(6)	8.5%	N/A	2/19		19.5	19.4	19.4
Osmose Utility Services, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.8%	N/A	8/23		34.0	33.7	33.1
Park Place Technologies, LLC	IT Services	Second Lien Senior Debt(6)	10.0%	N/A	12/22		41.5	41.5	41.5
Parmenter Woodland Park Plaza, LLC	Real Estate	First Lien Senior Debt(6)	5.3%	N/A	9/18		17.5	17.5	16.2
Photonis Technologies SAS(7)	Aerospace & Defense	First Lien Senior Debt(6)	8.5%	N/A	9/19		29.7	29.4	29.2
Project Silverback Holdings Corp.	IT Services	First Lien Senior Debt(6)	6.5%	N/A	7/20		23.9	23.7	23.2

March 31, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
		Convertible Preferred Stock(6)				743		0.9	0.7
		Common Stock(4)				308,224		—	0.4

								24.6	24.3
Qualium I(7)	Capital Markets	Common Stock(4)				247,939		5.2	5.0
Ranpak Corp.	Containers & Packaging	Second Lien Senior Debt(6)	8.3%	N/A	10/22		25.0	25.0	22.0
Sage Products Holdings III, LLC	Health Care Equipment & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	6/20		20.6	20.7	20.6
Severin Acquisition, LLC	Software	Second Lien Senior Debt(6)	9.8%	N/A	7/22		29.9	29.4	29.4
Systems Maintenance Services Holding, Inc.	IT Services	Second Lien Senior Debt(6)	9.3%	N/A	10/20		35.0	34.8	34.8
TA THI Parent, Inc.	Auto Components	Second Lien Senior Debt(6)	9.8%	N/A	1/21		41.5	41.0	41.9
		Convertible Preferred Stock(4)(6)				25,000		2.5	3.3

								43.5	45.2
Teasdale Foods, Inc.	Food & Staples Retailing	Second Lien Senior Debt(6)	8.8%	N/A	10/21		31.5	31.5	30.4
Tyche Holdings, LLC	IT Services	Second Lien Senior Debt(6)	10.5%	N/A	11/22		35.0	34.9	35.0
Tyden Cayman Holdings Corp.(7)	Electronic Equipment, Instruments & Components	Convertible Preferred Stock(4)(6)				46,276		0.1	0.1
		Common Stock(4)(6)				5,521,203		5.5	3.4

								5.6	3.5
W3 Co.	Commercial Services & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	9/20		8.9	8.8	4.0
WP CPP Holdings, LLC	Aerospace & Defense	Second Lien Senior Debt(6)	8.8%	N/A	4/21		19.7	19.6	17.1
WRH, Inc.	Life Sciences Tools & Services	Mezzanine Debt(6)	8.9%	6.3%	8/18		104.2	103.9	100.3
EUROPEAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt	N/A	13.5%	7/21		8.0	8.0	6.7
Financière Newglass S.A.S.(7)	Building Products	Convertible Preferred Stock				15,000,000		18.2	16.4
Modacin France S.A.S.(7)	Specialty Retail	Mezzanine Debt(5)	—%	4.0%	11/19		22.7	11.7	—
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt	0.7%	N/A	10/17 - 12/17		2.3	2.2	2.2
Zodiac Marine and Pool S.A.(7)	Marine	Second Lien Senior Debt(5)	—%	4.0%	3/17		37.2	25.7	0.4
		Mezzanine Debt(5)	—%	8.6%	9/17		77.4	38.8	0.2

								64.5	0.6
SENIOR FLOATING RATE LOANS
BarBri, Inc.	Diversified Consumer Services	First Lien Senior Debt(6)	4.5%	N/A	7/19		4.0	4.0	3.1
Mitchell International, Inc.	Software	First Lien Senior Debt(6)(8)	4.5%	N/A	10/20		2.2	2.2	2.1
Southwire Company, LLC	Electrical Equipment	First Lien Senior Debt(6)(8)	3.2%	N/A	2/21		8.0	8.0	7.6
Wesco Aircraft Hardware Corp.(7)	Aerospace & Defense	First Lien Senior Debt(6)(8)	3.3%	N/A	2/21		1.7	1.7	1.6

March 31, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
AMERICAN CAPITAL CLO INVESTMENTS
ACAS CLO 2007-1, Ltd.(7)		Secured Notes(6)			4/21		8.5	8.4	8.3
		Subordinated Notes(6)			4/21		25.9	11.6	12.6

								20.0	20.9
Apidos CLO XVIII, Ltd.(7)		Subordinated Notes(6)			7/26		39.4	32.3	20.2
Apidos CLO XXI(7)		Subordinated Notes(6)			6/27		12.4	10.9	8.8
Ares IIIR/IVR CLO Ltd.(7)		Subordinated Notes(6)			4/21		20.0	11.1	3.9
Babson CLO Ltd. 2006-II(7)		Income Notes(4)(6)			10/20		15.0	2.7	—
Babson CLO Ltd. 2013-II(7)		Income Notes(6)			1/25		5.0	3.7	2.5
Babson CLO Ltd. 2014-I(7)		Subordinated Notes(6)			7/25		8.5	6.2	3.3
Babson CLO Ltd. 2014-II(7)		Subordinated Notes(6)			9/26		25.0	19.9	8.5
Blue Hill CLO, Ltd.(7)		Subordinated Notes(6)			1/26		23.1	17.3	5.8
Carlyle Global Market Strategies CLO 2013-3, Ltd.(7)		Subordinated Notes(6)			7/25		5.0	3.4	2.6
Carlyle Global Market Strategies CLO 2015-3, Ltd.(7)		Subordinated Notes(6)			7/28		28.2	24.1	20.6
Cent CDO 12 Limited(7)		Income Notes(6)			11/20		26.4	13.4	26.0
Cent CLO 22 Limited(7)		Subordinated Notes(6)			11/26		45.4	36.6	15.2
Cent CLO 24 Limited(7)		Subordinated Notes(6)			10/26		28.0	27.0	20.2
Centurion CDO 8 Limited(7)		Subordinated Notes(4)(6)			3/17		5.0	0.2	—
CoLTs 2005-1 Ltd.(7)		Preference Shares(4)(6)			3/16	360		1.7	0.1
CoLTs 2005-2 Ltd.(7)		Preference Shares(4)(6)			12/18	34,170,000		11.0	0.4
CREST Exeter Street Solar 2004-1(7)		Preferred Securities(4)(6)			6/39	3,500,000		3.2	—
Dryden 40 Senior Loan Fund(7)		Subordinated Notes(6)			8/28		9.5	8.3	6.2
Eaton Vance CDO X plc(7)		Secured Subordinated Notes(6)			2/27		15.0	11.1	4.1
Flagship CLO V(7)		Deferrable Notes(6)			9/19		1.7	1.5	1.7
		Subordinated Securities(6)			9/19	15,000		7.1	0.7

								8.6	2.4
Galaxy III CLO, Ltd(7)		Subordinated Notes(4)			8/16		4.0	0.2	—
GoldenTree Loan Opportunities VII, Limited(7)		Subordinated Notes(6)			4/25		35.3	30.5	20.7
Halcyon Loan Advisors Funding 2014-1 Ltd.(7)		Subordinated Notes(6)			2/26		1.3	1.0	0.4
Halcyon Loan Advisors Funding 2015-2, Ltd.(7)		Subordinated Notes(6)			7/27		21.7	18.9	14.8
Herbert Park B.V.(7)		Subordinated Notes(6)			10/26		25.5	26.7	19.8
LightPoint CLO IV, LTD(7)		Income Notes(4)(6)			4/18		6.7	3.6	—
LightPoint CLO VII, Ltd.(7)		Subordinated Notes(6)			5/21		9.0	2.6	1.4
Madison Park Funding XII, Ltd.(7)		Subordinated Notes(6)			7/26		10.0	8.3	6.4

March 31, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Madison Park Funding XIII, Ltd.(7)		Subordinated Notes(6)			1/25		30.9	24.8	18.0
NYLIM Flatiron CLO 2006-1 LTD.(7)		Subordinated Securities(6)			8/20	10,000		4.4	2.4
Och Ziff Loan Management XIII, Ltd.(7)		Subordinated Notes(6)			7/27		15.0	13.2	11.7
Octagon Investment Partners XVIII, Ltd.(7)		Subordinated Notes(6)			12/24		16.4	12.4	7.5
Octagon Investment Partners XIX, Ltd.(7)		Subordinated Notes(6)			4/26		25.0	18.2	12.8
OHA Credit Partners XI, Ltd.(7)		Subordinated Notes(6)			10/28		33.5	30.9	26.7
Sapphire Valley CDO I, Ltd.(7)		Subordinated Notes(6)			12/22		14.0	17.6	10.9
THL Credit Wind River 2014-2 CLO Ltd.(7)		Income Notes			7/26		15.0	9.7	7.4
Vitesse CLO, Ltd.(7)		Preferred Securities(4)(6)			8/20	20,000,000		11.9	—
Voya CLO 2014-4, Ltd.(7)		Subordinated Notes(6)			10/26		26.7	22.6	15.4

Subtotal Non-Control / Non-Affiliate Investments (40% of total investments at fair value)								$2,211.3	$1,921.4

AMERICAN CAPITAL AFFILIATE INVESTMENTS
IS Holdings I, Inc.	Software	Common Stock(4)(6)				2,000,000		$5.2	$11.5
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt(6)	2.1%	N/A	12/17		$4.0	3.8	3.4
		Convertible Preferred Stock(4)(6)				28,317,268		9.1	28.2
		Redeemable Preferred Stock(4)(6)				25,751,312		7.2	31.0

								20.1	62.6
Primrose Holding Corporation	Diversified Consumer Services	Common Stock(4)(6)				7,227		—	8.1
Roark—Money Mailer, LLC	Media	Common Membership Units(4)				6.0%		0.7	1.7

Subtotal Affiliate Investments (2% of total investments at fair value)								$26.0	$83.9

AMERICAN CAPITAL CONTROL INVESTMENTS
ACAS Real Estate Holdings Corporation	Real Estate	Common Stock(6)				100%		$4.5	$9.9
Alcami Holdings LLC	Life Sciences Tools & Services	First Lien Senior Debt(6)	6.5%	N/A	3/17 - 10/20		103.6	102.8	105.7
		Mezzanine Debt(6)	7.1%	6.1%	10/20		143.1	142.1	143.1
		Redeemable Preferred Stock(4)(6)				84,936		61.1	0.1

								306.0	248.9
American Capital Asset Management, LLC	Capital Markets	Mezzanine Debt(6)	5.0%	N/A	9/16		$35.0	35.0	35.0
		Common Membership Interest(6)				100%		601.1	998.0

								636.1	1,033.0
American Driveline Systems, Inc.	Diversified Consumer Services	Mezzanine Debt(6)	N/A	11.0%	3/21		49.0	49.0	49.0

March 31, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
		Redeemable Preferred Stock(4)(6)				7,121		83.5	9.7
		Common Stock(4)(6)				289,215		18.2	—

								150.7	58.7
Capital.com, Inc.	Diversified Financial Services	Common Stock(4)(6)				8,500,100		0.9	1.2
ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	N/A	10.0%	12/16		9.0	9.0	9.0
		Mezzanine Debt(5)(6)	N/A	16.5%	12/16		19.3	12.1	4.0
		Redeemable Preferred Stock(4)(6)				2,150		2.2	—
		Common Stock(4)(6)				1,000		14.9	—

								38.2	13.0
eLynx Holdings, Inc.	IT Services	Convertible Preferred Stock(6)				11,728		35.5	41.7
		Redeemable Preferred Stock(6)				30,162		37.1	40.3
		Common Stock(4)(6)				16,087		1.1	—
		Common Stock Warrants(4)(6)				1,026,321		5.5	—

								79.2	82.0
EXPL Pipeline Holdings LLC(7)	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	8.1%	N/A	1/17		41.0	40.7	41.9
		Common Membership Units(4)(6)				100,000		60.6	38.1

								101.3	80.0
FAMS Acquisition, Inc.	Diversified Financial Services	Mezzanine Debt(6)	12.0%	2.0%	1/16		12.9	12.9	11.8
		Mezzanine Debt(5)(6)	12.5%	3.0%	1/16		26.2	18.3	15.1

								31.2	26.9
FPI Holding Corporation	Food Products	First Lien Senior Debt(5)(6)	N/A	20.0%	7/16		0.5	0.4	—
Group Montana, Inc.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	6.3%	N/A	1/17		5.2	5.2	5.2
		Convertible Preferred Stock(6)				4,000		6.4	6.6
		Common Stock(4)(6)				100%		12.5	1.7

								24.1	13.5
Halex Holdings, Inc.	Construction Materials	Second Lien Senior Debt(5)(6)	8.5%	N/A	1/18		15.6	15.6	15.6
		Common Stock(4)(6)				51,853		9.2	13.1

								24.8	28.7
HALT Medical, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(5)(6)	N/A	22.0%	6/16		113.2	74.0	36.0
Hard 8 Games, LLC	Hotels, Restaurants & Leisure	First Lien Convertible Senior Debt	N/A	7.2%	12/16		62.2	62.2	62.2
		Membership Units(4)				2		24.0	23.1

								86.2	85.3
LLSC Holdings Corporation	Personal Products	Convertible Preferred Stock(4)(6)				9,000		10.9	19.1
		Common Stock(4)(6)				1,000		—	1.2
		Common Stock Warrants(4)(6)				675		—	0.8

								10.9	21.1

March 31, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Montgomery Lane, LLC(7)	Diversified Financial Services	Common Membership Units(4)(6)				100		—	3.8
MW Acquisition Corporation	Health Care Providers & Services	Redeemable Preferred Stock(6)				2,485		2.9	2.9
		Convertible Preferred Stock(6)				88,084		51.2	76.0
		Common Stock(4)(6)				110,720		—	20.3

								54.1	99.2
NECCO Holdings, Inc.	Food Products	First Lien Senior Debt(5)(6)	6.5%	N/A	11/16		12.9	9.7	7.9
		Second Lien Senior Debt(5)(6)	N/A	18.0%	11/16		8.1	3.1	—
		Common Stock(4)(6)				860,189		0.1	—

								12.9	7.9
NECCO Realty Investments, LLC	Real Estate	First Lien Senior Debt(5)(6)	2.8%	11.2%	12/17		77.7	32.8	24.9
		Common Membership Units(4)(6)				7,450		4.9	—

								37.7	24.9
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	First Lien Senior Debt(6)	12.5%	N/A	1/18		1.4	1.4	1.4
		Mezzanine Debt(6)	N/A	17.0%	1/18		11.2	11.2	11.2
		Mezzanine Debt(5)(6)	N/A	19.0%	1/18		31.8	22.6	22.9
		Common Stock(4)(6)				631,049		4.2	—

								39.4	35.5
RD Holdco Inc.	Household Durables	Second Lien Senior Debt(6)	11.3%	N/A	12/18		16.9	15.5	16.6
		Common Stock(4)(6)				458,596		23.6	19.8
		Common Stock Warrants(4)(6)				56,372		2.9	2.4

								42.0	38.8
Rebellion Media Group Corp.(7)	Internet Software & Services	First Lien Senior Debt(5)(6)	N/A	12.0%	7/16		20.9	12.3	3.9
Scanner Holdings Corporation	Technology Hardware, Storage & Peripherals	Mezzanine Debt(6)	14.0%	N/A	6/22		16.6	16.6	16.6
		Convertible Preferred Stock(6)				66,424,135		8.9	6.2
		Common Stock(4)				167,387		0.1	—

								25.6	22.8
SEHAC Holding Corporation	Diversified Consumer Services	Convertible Preferred Stock(6)				14,850		15.0	232.3
		Common Stock(6)				150		0.2	2.3

								15.2	234.6
Soil Safe Acquisition Corp.	Professional Services	First Lien Senior Debt(6)	8.0%	N/A	1/18 - 12/18		20.4	20.3	20.4
		Second Lien Senior Debt(6)	10.8%	N/A	7/19		12.7	12.7	12.7
		Mezzanine Debt(6)	8.5%	7.7%	12/19		73.7	73.6	73.7
		Common Stock(4)(6)				810		9.0	11.6

								115.6	118.4
WIS Holding Company, Inc.	Commercial Services & Supplies	Convertible Preferred Stock(4)(6)				1,206,598		105.9	—
		Common Stock(4)(6)				301,650		16.0	—

								121.9	—
EUROPEAN CAPITAL CONTROL INVESTMENTS
Bellotto Holdings Limited(7)	Household Durables	Redeemable Preferred Stock				7,300,610	2.3	40.5	42.1

March 31, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
		Common Stock(4)				2,697,010		92.2	118.7

								132.7	160.8
Blue Topco GmbH(7)	Commercial Services & Supplies	First Lien Senior Debt	4.0%	1.0%	6/19		2.4	2.4	2.4
		Mezzanine Debt(5)	N/A	3.2%	6/19		13.8	7.2	8.3

								9.6	10.7
Columbo TopCo Limited(7)	Commercial Services & Supplies	Redeemable Preferred Stock(4)				34,179,330	27.6	76.5	51.8
		Common Stock(4)				757,743		1.1	—

								77.6	51.8
European Capital Private Debt LP(7)	Diversified Financial Services	Partnership Interest				1,650		97.1	101.6
European Capital UK SME Debt LP(7)	Diversified Financial Services	Partnership Interest				500		12.2	12.0
Financière Tarmac S.A.S.(7)	Commercial Services & Supplies	Common Stock(4)				69,801,903		23.7	7.0
		Redeemable Preferred Stock(4)				31,303,601		32.7	35.4

								56.4	42.4
HCV1 S.A.S(7)	Machinery	First Lien Senior Debt	6.0%	7.8%	2/20		3.6	3.6	3.5
		Common Stock(4)				14,569,412		26.1	—

								29.7	3.5
Holding Saint Augustine S.A.S.(7)	Air Freight & Logistics	First Lien Senior Debt	N/A	N/A	9/19		4.5	4.5	—
Miles 33 Limited(7)	Software	First Lien Senior Debt	4.0%	1.3%	12/17 - 9/18		7.3	7.3	7.3
		Mezzanine Debt(5)	5.0%	5.0%	9/21		16.7	13.4	13.4

								20.7	20.7
AMERICAN CAPITAL CONTROL CLO INVESTMENT
ACAS Wachovia Investments, L.P.(7)	Diversified Financial Services	Partnership Interest(4)				90%		1.8	0.5

Subtotal Control Investments (58% of total investments at fair value)								$2,487.5	$2,732.0

Total Investment Assets								$4,724.8	$4,737.3

Funds	Cost	Fair Value
MONEY MARKET FUNDS(3)
JPMorgan Prime Money Market Fund(6)	$29.2	$29.2
BofA Funds Series Trust—BofA Money Market Reserves(6)	28.0	28.0
Fidelity Institutional Money Market Prime Money Market Portfolio—Institutional CL(6)	28.0	28.0
Wells Fargo Heritage Money Market Fund(6)	27.1	27.1
BlackRock Cash Funds Institutional Institutional Shares(6)	25.0	25.0
BlackRock Liquidity Funds TempFund Institutional Shares(6)	24.0	24.0
BlackRock Cash Funds Prime Institutional Shares(6)	21.5	21.5

Total Money Market Funds	$182.8	$182.8

(1)
Certain of the securities are issued by affiliate(s) of the listed portfolio company.

(2)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities in effect on the date presented, which are presented by the nature of indebtedness by a single issuer. Some loans and debt securities bear interest at variable rates, primarily the three-month London Interbank Offered Rate ("LIBOR"), with interest rate floors. Payment-in-kind interest ("PIK") represents contractually deferred interest that is typically compounded into the principal balance of the loan or debt security, if not paid on a current basis. PIK interest may be prepaid by the portfolio company's election, but

March 31, 2016
(unaudited)
(in millions, except share data)

  generally is paid upon a change of control transaction or maturity. The maturity date represents the latest date in which the loan or debt security is scheduled to terminate.

(3)
Included in cash and cash equivalents and restricted cash and cash equivalents on our consolidated balance sheets.

(4)
Some or all of the securities are non-income producing.

(5)
Loan is on non-accrual status and therefore considered non-income producing.

(6)
All or a portion of the investments or instruments are pledged as collateral under various secured financing arrangements.

(7)
Investments that are not "qualifying assets" under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of March 31, 2016, non-qualifying assets were approximately $1.0 billion, or 22% of net assets.

(8)
All or a portion of these investments were transferred to a CLO fund managed by American Capital Asset Management, LLC. The transfer has been accounted for as a secured financing arrangement for GAAP reporting purposes.

AMERICAN CAPITAL, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2015
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
AMERICAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
2 TransAm LLC(7)	Real Estate	First Lien Senior Debt(6)	5.4%	N/A	1/18		$6.1	$6.1	$6.1
AmWINS Group, LLC	Insurance	Second Lien Senior Debt(6)	9.5%	N/A	9/20		46.0	45.0	45.7
Bensussen Deutsch & Associates, LLC	Distributors	Second Lien Senior Debt(6)	12.0%	2.0%	9/19		44.0	42.0	44.8
		Common Stock(4)				1,224,089		2.2	12.9

								44.2	57.7
BeyondTrust Software, Inc.	Software	First Lien Senior Debt(6)	8.0%	N/A	9/19		31.9	31.9	31.9
Blue Wolf Capital Fund II, L.P.(7)	Capital Markets	Limited Partnership Interest(4)						9.0	8.0
BRG Sports, Inc.	Leisure Products	Redeemable Preferred Stock(4)				2,009		2.5	3.0
		Common Units(4)				6,566,655		0.7	—

								3.2	3.0
Buena Vida CRP 17, LP	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	10/18		3.8	3.8	3.8
CAMP International Holding Company	Transportation Infrastructure	Second Lien Senior Debt(6)	8.3%	N/A	11/19		15.0	15.0	14.6
Cast & Crew Payroll, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.8%	N/A	8/23		36.0	35.7	35.5
CGSC of Delaware Holdings Corporation(7)	Insurance	Second Lien Senior Debt(6)	8.3%	N/A	10/20		2.0	2.0	1.9
Chariot Acquisition, LLC	Distributors	First Lien Senior Debt(6)	7.3%	N/A	9/21		29.9	29.6	29.6
Compusearch Software Systems, Inc.	Software	Second Lien Senior Debt(6)	9.8%	N/A	11/21		51.0	51.0	51.0
Convergint Technologies, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	9.0%	N/A	12/17 - 12/20		94.0	94.0	94.0
CPI Buyer, LLC	Trading Companies & Distributors	Second Lien Senior Debt(6)	8.5%	N/A	8/22		25.0	24.7	23.7
Crossroads Equity Holdings LLC	Real Estate	First Lien Senior Debt(6)	5.7%	N/A	6/18		3.2	3.2	3.2
Datapipe, Inc.	IT Services	Second Lien Senior Debt(6)	8.5%	N/A	9/19		29.5	29.1	28.8
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt(6)	N/A	13.5%	7/21		1.4	1.4	0.9
Denver II Hospitality, LLC	Real Estate	First Lien Senior Debt(6)	5.2%	N/A	7/18		12.0	12.0	12.0
DiversiTech Corporation	Building Products	Second Lien Senior Debt(6)	9.0%	N/A	11/22		9.5	9.4	9.4
Electronic Warfare Associates, Inc.	IT Services	First Lien Senior Debt(6)	13.0%	N/A	2/19		15.0	15.0	15.0
		Common Stock Warrants(4)(6)				863,887		0.8	0.8

								15.8	15.8
Exchange South Owner, LLC(7)	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	1/18		8.6	8.6	8.6
Financière OFIC S.A.S.(7)	Building Products	Warrants(4)				3,047,200		—	2.8
Flexera Software LLC	Software	Second Lien Senior Debt(6)	8.0%	N/A	4/21		5.0	5.0	4.7
FXI Holdings, Inc.	Household Durables	Common Stock(4)				3,163		—	0.6
Galls, LLC	Specialty Retail	Second Lien Senior Debt(6)	9.5%	N/A	6/17 - 8/21		26.0	26.0	26.0

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
The Gordian Group, Inc.	Internet Software & Services	First Lien Senior Debt(6)	5.4%	N/A	7/19		40.4	40.4	39.6
HHG Stone Oak Hotel, LLC	Real Estate	First Lien Senior Debt(6)	5.2%	N/A	9/18		10.4	10.4	10.4
Hyland Software, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	7/23		10.0	10.0	9.4
Industrial Container Services, LLC	Containers & Packaging	First Lien Senior Debt(6)	6.8%	N/A	12/18		49.9	49.9	49.9
		Second Lien Senior Debt(6)	10.2%	N/A	12/19		10.0	9.9	9.9

								59.8	59.8
Infogix Parent Corporation	IT Services	First Lien Senior Debt(6)	7.8%	N/A	12/21		155.0	151.6	151.6
		Redeemable Preferred Stock(6)				2,475		2.5	2.5

								154.1	154.1
Inmar, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.0%	N/A	1/22		20.0	19.8	18.9
Iotum Global Holdings, Inc.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	N/A	10.0%	5/17		1.5	1.5	1.5
iParadigms, LLC	Internet Software & Services	Second Lien Senior Debt(6)	8.3%	N/A	7/22		39.5	39.3	38.7
Jazz Acquisition, Inc.	Aerospace & Defense	Second Lien Senior Debt(6)	7.8%	N/A	6/22		25.0	24.9	22.5
Kele Holdco, Inc.	Trading Companies & Distributors	First Lien Senior Debt(6)	7.0%	N/A	10/20 - 10/22		71.3	71.3	71.3
		Common Stock(4)(6)				30,000		3.0	3.0

								74.3	74.3
Landslide Holdings, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	2/21		9.0	9.0	8.3
Lenox Park C-F Owner, LLC	Real Estate	First Lien Senior Debt(6)	5.0%	N/A	4/18		17.0	17.0	17.0
LTG Acquisition, Inc.	Communications Equipment	Second Lien Senior Debt(6)	9.0%	N/A	10/20		46.0	46.0	42.9
		Common Stock(4)(6)				5,000		5.0	4.1

								51.0	47.0
Mitchell International, Inc.	Software	Second Lien Senior Debt(6)	8.5%	N/A	10/21		17.0	16.9	16.3
M-IV Lake Center LLC(7)	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	12/17		7.0	7.0	7.0
Novetta Solutions, LLC	IT Services	First Lien Senior Debt(6)	6.0%	N/A	10/22		13.0	12.9	12.7
		Second Lien Senior Debt(6)	9.5%	N/A	10/23		31.0	30.7	30.8

								43.6	43.5
OnCourse Learning Corporation	Diversified Consumer Services	First Lien Senior Debt(6)	8.5%	N/A	2/19		19.6	19.5	19.5
Osmose Utility Services, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.8%	N/A	8/23		34.0	33.7	33.9
Park Place Technologies, LLC	IT Services	Second Lien Senior Debt(6)	10.0%	N/A	12/22		41.5	41.5	41.5
Parmenter Woodland Park Plaza, LLC	Real Estate	First Lien Senior Debt(6)	5.2%	N/A	9/18		16.9	16.9	16.9
Photonis Technologies SAS(7)	Aerospace & Defense	First Lien Senior Debt(6)	8.5%	N/A	9/19		29.8	29.5	28.6
Project Silverback Holdings Corp.	IT Services	First Lien Senior Debt(6)	6.5%	N/A	7/20		24.7	24.5	24.8
		Convertible Preferred Stock(6)				743		0.8	0.8
		Common Stock(4)				308,224		—	0.4

								25.3	26.0
Qualium I(7)	Capital Markets	Common Stock(4)				247,939		5.2	4.8

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Ranpak Corp.	Containers & Packaging	Second Lien Senior Debt(6)	8.3%	N/A	10/22		25.0	25.0	24.8
Sage Products Holdings III, LLC	Health Care Equipment & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	6/20		20.6	20.7	20.7
Severin Acquisition, LLC	Software	Second Lien Senior Debt(6)	9.4%	N/A	7/22		25.5	25.1	25.1
Systems Maintenance Services Holding, Inc.	IT Services	Second Lien Senior Debt(6)	9.3%	N/A	10/20		35.0	34.8	34.8
TA THI Parent, Inc.	Auto Components	Second Lien Senior Debt(6)	9.8%	N/A	1/21		41.5	41.0	41.9
		Convertible Preferred Stock(4)(6)				25,000		2.5	3.3

								43.5	45.2
Teasdale Foods, Inc.	Food & Staples Retailing	Second Lien Senior Debt(6)	8.8%	N/A	10/21		31.5	31.5	31.5
Tyche Holdings, LLC	IT Services	Second Lien Senior Debt(6)	9.0%	N/A	11/22		35.0	34.9	34.4
Tyden Cayman Holdings Corp.(7)	Electronic Equipment, Instruments & Components	Convertible Preferred Stock(4)(6)				46,276		0.1	0.1
		Common Stock(4)(6)				5,521,203		5.5	3.8

								5.6	3.9
W3 Co.	Commercial Services & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	9/20		8.9	8.8	5.0
WP CPP Holdings, LLC	Aerospace & Defense	Second Lien Senior Debt(6)	8.8%	N/A	4/21		19.7	19.6	17.9
WRH, Inc.	Life Sciences Tools & Services	Mezzanine Debt(6)	9.0%	6.2%	8/18		102.8	102.5	98.5
EUROPEAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt	N/A	13.5%	7/21		7.4	7.4	5.4
Financière Newglass S.A.S.(7)	Building Products	Convertible Preferred Stock				15,000,000		17.3	14.0
Modacin France S.A.S.(7)	Specialty Retail	Mezzanine Debt(5)	—%	4.3%	11/19		21.7	11.3	—
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt	0.8%	N/A	10/17 - 12/17		2.3	2.1	2.0
Zodiac Marine and Pool S.A.(7)	Marine	Second Lien Senior Debt(5)	—%	4.0%	3/17		35.5	24.8	—
		Mezzanine Debt(5)	—%	8.3%	9/17		76.1	38.9	—

								63.7	—
SENIOR FLOATING RATE LOANS
Advantage Sales & Marketing Inc.	Professional Services	Second Lien Senior Debt(6)	7.5%	N/A	7/22		0.8	0.7	0.7
Aquilex LLC	Commercial Services & Supplies	First Lien Senior Debt(6)	5.0%	N/A	12/20		2.0	1.9	1.9
BarBri, Inc.	Diversified Consumer Services	First Lien Senior Debt(6)	4.5%	N/A	7/19		5.0	5.0	4.2
CT Technologies Intermediate Holdings, Inc.	Health Care Technology	First Lien Senior Debt(6)	5.3%	N/A	12/21		0.5	0.5	0.5
Drew Marine Group Inc.	Chemicals	First Lien Senior Debt(6)	4.3%	N/A	11/20		1.9	1.9	1.8
Hudson Products Holdings Inc.	Energy Equipment & Services	First Lien Senior Debt(6)	5.0%	N/A	3/19		5.0	5.0	4.3
Immucor, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	5.0%	N/A	8/18		6.3	6.4	6.1
Indra Holdings Corp.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	5.3%	N/A	5/21		3.0	3.0	2.8

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Mitchell International, Inc.	Software	First Lien Senior Debt(6)	4.5%	N/A	10/20		9.2	9.2	8.7
Opal Acquisition, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	5.0%	N/A	11/20		9.3	9.3	7.7
Southwire Company, LLC	Electrical Equipment	First Lien Senior Debt(6)	3.3%	N/A	2/21		12.6	12.6	12.3
STS Operating, Inc.	Trading Companies & Distributors	First Lien Senior Debt(6)	4.8%	N/A	2/21		2.0	2.0	1.9
Wesco Aircraft Hardware Corp.(7)	Aerospace & Defense	First Lien Senior Debt(6)	3.3%	N/A	2/21		4.7	4.7	4.5
AMERICAN CAPITAL CMBS INVESTMENTS
CD 2007-CD4 Commercial Mortgage Trust(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	12/49		16.0	1.1	3.8
CD 2007-CD5 Mortgage Trust(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	6.1%	N/A	12/17		8.8	3.6	0.8
Citigroup Commercial Mortgage Securities Trust 2007-C6(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	7/17		45.4	15.9	9.3
Credit Suisse Commercial Mortgage Trust Series 2007-C4(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.9%	N/A	8/17		5.9	2.2	1.8
LB-UBS Commercial Mortgage Trust 2007-C6(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	6.1%	N/A	8/17		4.9	—	1.8
Wachovia Bank Commercial Mortgage Trust 2007-C31(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.8%	N/A	5/17		20.0	10.6	1.0
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	10/17		60.5	10.5	7.0
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.9%	N/A	10/17		5.2	5.2	5.1
AMERICAN CAPITAL CLO INVESTMENTS
ACAS CLO 2007-1, Ltd.(7)		Secured Notes(6)			4/21		8.5	8.4	8.3
		Subordinated Notes(6)			4/21		25.9	10.8	12.6

								19.2	20.9
Apidos CLO XVIII, Ltd.(7)		Subordinated Notes(6)			7/26		39.4	33.3	21.2
Apidos CLO XXI(7)		Subordinated Notes(6)			6/27		12.4	11.8	9.7
Ares IIIR/IVR CLO Ltd.(7)		Subordinated Notes(6)			4/21		20.0	11.0	5.2
Babson CLO Ltd. 2006-II(7)		Income Notes(4)(6)			10/20		15.0	2.9	—
Babson CLO Ltd. 2013-II(7)		Income Notes(6)			1/25		5.0	3.9	2.9
Babson CLO Ltd. 2014-I(7)		Subordinated Notes(6)			7/25		8.5	6.4	4.0
Babson CLO Ltd. 2014-II(7)		Subordinated Notes(6)			9/26		25.0	20.7	10.7
Blue Hill CLO, Ltd.(7)		Subordinated Notes(6)			1/26		10.6	17.8	6.7
Carlyle Global Market Strategies CLO 2013-3, Ltd.(7)		Subordinated Notes(6)			7/25		5.0	3.5	3.1
Carlyle Global Market Strategies CLO 2015-3, Ltd.(7)		Subordinated Notes(6)			7/28		28.2	25.4	22.9
Cent CDO 12 Limited(7)		Income Notes(6)			11/20		26.4	12.7	29.0

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Cent CLO 22 Limited(7)		Subordinated Notes(6)			11/26		45.4	38.1	19.6
Cent CLO 24 Limited(7)		Subordinated Notes(6)			10/26		28.0	25.9	22.7
Centurion CDO 8 Limited(7)		Subordinated Notes(4)(6)			3/17		5.0	0.2	—
CoLTs 2005-1 Ltd.(7)		Preference Shares(4)(6)			3/16	360		1.7	0.1
CoLTs 2005-2 Ltd.(7)		Preference Shares(4)(6)			12/18	34,170,000		11.1	0.4
CREST Exeter Street Solar 2004-1(7)		Preferred Securities(4)(6)			6/39	3,500,000		3.2	—
Dryden 40 Senior Loan Fund(7)		Subordinated Notes(6)			8/28		9.5	8.2	7.0
Eaton Vance CDO X plc(7)		Secured Subordinated Notes(6)			2/27		15.0	11.3	5.6
Flagship CLO V(7)		Deferrable Notes(6)			9/19		1.7	1.5	1.7
		Subordinated Securities(6)			9/19	15,000		7.3	1.1

								8.8	2.8
Galaxy III CLO, Ltd(7)		Subordinated Notes(4)			8/16		4.0	0.2	—
GoldenTree Loan Opportunities VII, Limited(7)		Subordinated Notes(6)			4/25		35.3	31.7	22.7
Halcyon Loan Advisors Funding 2014-1 Ltd.(7)		Subordinated Notes(6)			2/26		1.3	1.0	0.5
Halcyon Loan Advisors Funding 2015-2, Ltd.(7)		Subordinated Notes(6)			7/27		21.7	20.3	18.0
Herbert Park B.V.(7)		Subordinated Notes(6)			10/26		24.0	25.9	19.9
LightPoint CLO IV, LTD(7)		Income Notes(4)(6)			4/18		6.7	3.6	—
LightPoint CLO VII, Ltd.(7)		Subordinated Notes(6)			5/21		9.0	2.6	1.4
Madison Park Funding XII, Ltd.(7)		Subordinated Notes(6)			7/26		10.0	8.6	7.1
Madison Park Funding XIII, Ltd.(7)		Subordinated Notes(6)			1/25		30.9	25.5	19.8
Mayport CLO Ltd.(7)		Income Notes			2/20		14.0	7.8	0.1
NYLIM Flatiron CLO 2006-1 LTD.(7)		Subordinated Securities(6)			8/20	10,000		4.4	2.4
Och Ziff Loan Management XIII, Ltd.(7)		Subordinated Notes(6)			7/27		15.0	14.2	12.3
Octagon Investment Partners XVIII, Ltd.(7)		Subordinated Notes(6)			12/24		16.4	12.9	9.4
Octagon Investment Partners XIX, Ltd.(7)		Subordinated Notes(6)			4/26		25.0	18.8	14.7
OHA Credit Partners XI, Ltd.(7)		Subordinated Notes(6)			10/28		33.5	29.7	27.9
Sapphire Valley CDO I, Ltd.(7)		Subordinated Notes(6)			12/22		14.0	16.7	11.6
THL Credit Wind River 2014-2 CLO Ltd.(7)		Income Notes			7/26		15.0	10.1	7.4
Vitesse CLO, Ltd.(7)		Preferred Securities(4)(6)			8/20	20,000,000		11.9	—
Voya CLO 2014-4, Ltd.(7)		Subordinated Notes(6)			10/26		26.7	23.2	17.0

Subtotal Non-Control / Non-Affiliate Investments (42% of total investments at fair value)								$2,367.6	$2,096.7

AMERICAN CAPITAL AFFILIATE INVESTMENTS
IS Holdings I, Inc.	Software	Common Stock(4)(6)				2,000,000		$5.2	$13.7

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt(6)	2.2%	N/A	12/17		$4.0	3.8	3.4
		Convertible Preferred Stock(4)(6)				28,317,268		9.0	21.0
		Redeemable Preferred Stock(4)(6)				25,751,312		7.3	24.0

								20.1	48.4
Primrose Holding Corporation	Diversified Consumer Services	Common Stock(6)				7,227		—	6.5
Roark—Money Mailer, LLC	Media	Common Membership Units(4)				6.0%		0.7	1.7
EUROPEAN CAPITAL AFFILIATE INVESTMENTS
Blue Topco GmbH(7)	Commercial Services & Supplies	First Lien Senior Debt	2.9%	N/A	6/16 - 6/18		2.3	2.0	2.0
		Mezzanine Debt(5)	N/A	3.2%	12/18		8.0	6.9	4.9

								8.9	6.9

Subtotal Affiliate Investments (2% of total investments at fair value)								$34.9	$77.2

AMERICAN CAPITAL CONTROL INVESTMENTS
ACAS Real Estate Holdings Corporation	Real Estate	Mezzanine Debt(5)(6)	N/A	15.0%	5/16		$6.5	$3.9	$4.5
		Common Stock(6)				100%		6.2	24.5

								10.1	29.0
ACEI Singapore Holdings Private LTD(7)	Electric Utilities	Common Stock(4)(6)				7,055,706		7.1	7.1
Alcami Holdings LLC	Life Sciences Tools & Services	First Lien Senior Debt(6)	6.5%	N/A	3/17 - 10/20		97.9	97.1	97.9
		Mezzanine Debt(6)	7.2%	6.0%	10/20		141.0	139.9	141.0
		Redeemable Preferred Stock(4)(6)				84,936		61.0	10.0

								298.0	248.9
American Capital Asset Management, LLC	Capital Markets	Mezzanine Debt(6)	5.0%	N/A	9/16		35.0	35.0	35.0
		Common Membership Interest(6)				100%		499.1	1,030.0

								534.1	1,065.0
American Driveline Systems, Inc.	Diversified Consumer Services	Mezzanine Debt(6)	N/A	11.0%	3/21		47.7	47.7	47.7
		Redeemable Preferred Stock(4)(6)				7,121		83.5	20.2
		Common Stock(4)(6)				289,215		18.2	—
		Common Stock Warrants(4)(6)				233,603		9.8	—

								159.2	67.9
ASAP Industries Holdings, LLC	Energy Equipment & Services	Mezzanine Debt(5)(6)	N/A	14.0%	12/18		22.7	19.5	—
		Membership Units(4)(6)				106,911		30.3	—

								49.8	—
BMR Energy LLC(7)	Independent Power & Renewable Electricity Producers	Preferred Units(6)				32,481		34.5	34.5
		Common Units(4)(6)				85		—	17.5

								34.5	52.0
Capital.com, Inc.	Diversified Financial Services	Common Stock(4)(6)				8,500,100		0.9	—

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	10.0%	N/A	3/16		8.9	8.9	8.9
		Mezzanine Debt(5)(6)	13.0%	3.5%	7/16		18.7	12.6	11.1
		Redeemable Preferred Stock(4)(6)				1,550		1.6	—
		Common Stock(4)(6)				1,000		14.9	—

								38.0	20.0
eLynx Holdings, Inc.	IT Services	Convertible Preferred Stock(6)				11,728		34.6	39.7
		Redeemable Preferred Stock(4)(6)				30,162		12.4	—
		Common Stock(4)(6)				16,087		1.1	—
		Common Stock Warrants(4)(6)				1,026,321		5.5	—

								53.6	39.7
EXPL Pipeline Holdings LLC(7)	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	8.1%	N/A	1/17		41.9	41.6	43.7
		Common Membership Units(4)(6)				100,000		60.6	37.2

								102.2	80.9
FAMS Acquisition, Inc.	Diversified Financial Services	Mezzanine Debt(6)	12.3%	2.7%	1/16		38.8	38.8	31.1
FPI Holding Corporation	Food Products	First Lien Senior Debt(5)(6)	N/A	20.0%	1/16		0.4	0.4	—
Group Montana, Inc.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	6.3%	N/A	1/17		5.6	5.6	5.6
		Convertible Preferred Stock(4)(6)				4,000		4.0	5.1
		Common Stock(4)(6)				100%		12.5	—

								22.1	10.7
Halex Holdings, Inc.	Construction Materials	Second Lien Senior Debt(5)(6)	8.5%	N/A	1/18		15.6	15.6	15.6
		Common Stock(4)(6)				51,853		9.3	11.7

								24.9	27.3
HALT Medical, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(5)(6)	N/A	22.0%	6/16		96.0	61.2	23.3
Hard 8 Games, LLC	Hotels, Restaurants & Leisure	First Lien Convertible Senior Debt	N/A	6.6%	3/16		34.9	34.9	34.9
		Membership Units(4)				2		24.0	23.1

								58.9	58.0
Hollyhock Limited(7)	Independent Power & Renewable Electricity Producers	Common Stock(4)(6)				34,000,000		34.0	33.2
LLSC Holdings Corporation	Personal Products	Convertible Preferred Stock(4)(6)				9,000		10.9	18.8
		Common Stock(4)(6)				1,000		—	0.4
		Common Stock Warrants(4)(6)				675		—	0.3

								10.9	19.5
Montgomery Lane, LLC(7)	Diversified Financial Services	Common Membership Units(4)(6)				100		—	6.4
MW Acquisition Corporation	Health Care Providers & Services	Mezzanine Debt(6)	14.4%	1.0%	2/19		24.2	24.2	24.2
		Redeemable Preferred Stock(6)				2,485		2.7	2.8

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
		Convertible Preferred Stock(6)				88,084		50.1	63.2
		Common Stock(4)(6)				110,720		—	5.7

								77.0	95.9
NECCO Holdings, Inc.	Food Products	First Lien Senior Debt(5)(6)	6.5%	N/A	11/16		19.1	16.2	14.0
		Second Lien Senior Debt(5)(6)	N/A	18.0%	11/16		7.7	3.1	—
		Common Stock(4)(6)				860,189		0.1	—

								19.4	14.0
NECCO Realty Investments, LLC	Real Estate	First Lien Senior Debt(5)(6)	2.8%	11.2%	12/17		75.4	32.8	24.9
		Common Membership Units(4)(6)				7,450		4.9	—

								37.7	24.9
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	First Lien Senior Debt(6)	12.5%	N/A	1/18		1.4	1.4	1.4
		Mezzanine Debt(6)	N/A	17.0%	1/18		11.6	11.6	11.6
		Mezzanine Debt(5)(6)	N/A	19.0%	1/18		30.3	20.2	20.5
		Common Stock(4)(6)				631,049		4.2	—

								37.4	33.5
RD Holdco Inc.	Household Durables	Second Lien Senior Debt(6)	11.3%	N/A	12/18		16.9	15.4	16.6
		Common Stock(4)(6)				458,596		23.6	13.9
		Common Stock Warrants(4)(6)				56,372		2.9	1.7

								41.9	32.2
Rebellion Media Group Corp.(7)	Internet Software & Services	First Lien Senior Debt(5)(6)	N/A	12.0%	4/16		20.3	12.3	3.9
Scanner Holdings Corporation	Technology Hardware, Storage & Peripherals	Mezzanine Debt(6)	14.0%	N/A	6/22		16.6	16.6	16.6
		Convertible Preferred Stock(6)				66,424,135		8.7	11.2
		Common Stock				167,387		0.1	—

								25.4	27.8
SEHAC Holding Corporation	Diversified Consumer Services	Convertible Preferred Stock(6)				14,850		14.8	158.5
		Common Stock(4)(6)				150		0.2	1.6

								15.0	160.1
Soil Safe Acquisition Corp.	Professional Services	First Lien Senior Debt(6)	8.0%	N/A	1/18 - 12/18		21.7	21.7	21.7
		Second Lien Senior Debt(6)	10.8%	N/A	7/19		12.7	12.7	12.7
		Mezzanine Debt(6)	8.6%	7.5%	12/19		72.3	72.2	72.3
		Common Stock(4)(6)				810		9.0	15.3

								115.6	122.0
Taiba Wind Energy, LLC(7)	Independent Power & Renewable Electricity Producers	Membership Units(4)(6)				100%		1.3	1.3
Warner Power, LLC	Electrical Equipment	Mezzanine Debt(5)(6)	N/A	14.6%	1/16		11.2	3.1	0.9
		Redeemable Preferred Membership Units(4)(6)				6,512,000		3.0	—
		Common Membership Units(4)(6)				47,000		1.9	—

								8.0	0.9
WIS Holding Company, Inc.	Commercial Services & Supplies	Convertible Preferred Stock(4)(6)				1,206,598		115.3	84.5
		Common Stock(4)(6)				301,650		16.0	—

								131.3	84.5

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
EUROPEAN CAPITAL CONTROL INVESTMENTS
Bellotto Holdings Limited(7)	Household Durables	Redeemable Preferred Stock				7,300,610	2.3	40.0	41.8
		Common Stock(4)				2,697,010		95.5	123.7

								135.5	165.5
Columbo TopCo Limited(7)	Commercial Services & Supplies	Redeemable Preferred Stock(4)				34,179,330	23.5	74.2	47.3
		Common Stock(4)				757,743		1.1	—

								75.3	47.3
European Capital Private Debt LP(7)	Diversified Financial Services	Partnership Interest				1,650		80.5	84.9
European Capital UK SME Debt LP(7)	Diversified Financial Services	Partnership Interest				500		12.5	12.3
Financière Tarmac S.A.S.(7)	Commercial Services & Supplies	First Lien Senior Debt	4.0%	N/A	12/20		3.8	3.1	3.8
		Mezzanine Debt	N/A	4.0%	12/21		73.5	62.0	64.1
		Convertible Preferred Stock(4)				15,500,000		9.4	—
		Redeemable Preferred Stock(4)					5.3	7.3	—

								81.8	67.9
HCV1 S.A.S(7)	Machinery	First Lien Senior Debt	6.0%	7.7%	2/20		3.4	3.4	3.4
		Common Stock(4)				14,569,412		25.2	—

								28.6	3.4
Holding Saint Augustine S.A.S.(7)	Air Freight & Logistics	First Lien Senior Debt	N/A	N/A	9/19		4.4	4.4	—
Miles 33 Limited(7)	Software	First Lien Senior Debt	4.0%	1.3%	12/17 - 9/18		7.5	7.5	7.5
		Mezzanine Debt(5)	5.0%	5.0%	9/21		16.9	13.4	13.4

								20.9	20.9
AMERICAN CAPITAL CONTROL CLO INVESTMENT
ACAS Wachovia Investments, L.P.(7)	Diversified Financial Services	Partnership Interest(4)				90%		1.9	0.5

Subtotal Control Investments (56% of total investments at fair value)								$2,502.4	$2,823.7

Total Investment Assets								$4,904.9	$4,997.6

Counterparty	Instrument	Interest Rate(2)	Expiration Date(2)	# of Contracts	Notional	Cost	Fair Value
DERIVATIVE AGREEMENTS
Citibank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.6%/LIBOR	5/16 - 7/17	2	$27.5	$—	$(2.3)
BNP Paribas	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.7%/LIBOR	7/17	1	22.3	—	(2.1)
Wells Fargo Bank, N.A	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.6%/LIBOR	8/16	1	11.9	—	(0.4)

Total Derivative Agreements						$—	$(4.8)

Funds	Cost	Fair Value
MONEY MARKET FUNDS(3)
JPMorgan Prime Money Market Fund	$22.0	$22.0
BlackRock Liquidity Funds TempFund Institutional Shares(6)	15.0	15.0
BofA Funds Series Trust—BofA Money Market Reserves(6)	15.0	15.0
Fidelity Institutional Money Market Prime Money Market Portfolio—Institutional CL(6)	15.0	15.0
Wells Fargo Heritage Money Market Fund(6)	15.0	15.0
Deutsche Global Liquidity Managed Sterling Fund	5.6	5.6

Total Money Market Funds	$87.6	$87.6

(1)
Certain of the securities are issued by affiliate(s) of the listed portfolio company.

(2)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities in effect on the date presented, which are presented by the nature of indebtedness by a single issuer. Some loans and debt securities bear interest at variable rates, primarily the three-month LIBOR, with interest rate floors. PIK represents contractually deferred interest that is typically compounded into the principal balance of the loan or debt security, if not paid on a current basis. PIK interest may be prepaid by the portfolio company's election, but generally is paid upon a change of control transaction or maturity. The maturity date represents the latest date in which the loan or debt security is scheduled to terminate.

(3)
Included in cash and cash equivalents and restricted cash and cash equivalents on our consolidated balance sheets.

(4)
Some or all of the securities are non-income producing.

(5)
Loan is on non-accrual status and therefore considered non-income producing.

(6)
All or a portion of the investments or instruments are pledged as collateral under various secured financing arrangements.

(7)
Investments that are not "qualifying assets" under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of December 31, 2015, non-qualifying assets were approximately $1.2 billion, or 25% of net assets.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)
(in millions, except per share data)

Note 1.  Unaudited Interim Consolidated Financial Statements

        Interim consolidated financial statements of American Capital, Ltd. (which is referred to throughout this report as "American Capital", "we", "us" and "our") are prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The current period's consolidated results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The unaudited interim consolidated financial statements and notes thereto should be read in conjunction with our consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission ("SEC").

Reclassifications

        We have reclassified certain prior period amounts in our consolidated financial statements to conform to our current period presentation.

        Upon the adoption of Accounting Standards Update ("ASU") No. 2015-03, Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs ("ASU 2015-03") effective January 1, 2016, debt issuance costs associated with our borrowings, other than our revolving credit facilities, were reclassified as a direct deduction from the carrying amount of the related borrowing. In accordance with ASU No. 2015-15, Interest—Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements—Amendments to SEC Paragraphs Pursuant to Staff Announcement at June 18, 2015 EITF Meeting, debt issuance costs associated with our revolving credit facilities remain classified as an asset, regardless of whether there are any outstanding borrowings on the facility. Pursuant to ASU 2015-03, we have reclassified unamortized debt issuance costs associated with our borrowings, excluding our revolving facilities, in our previously reported consolidated balance sheets as of December 31, 2015 as follows:

	As Presented, December 31, 2015	Reclassifications	As Adjusted, December 31, 2015
Other assets	$98	$(4)	$94
Total assets	$6,244	$(4)	$6,240
Debt	$1,257	$(4)	$1,253
Total liabilities	$1,422	$(4)	$1,418

        Reclassifications had no impact on prior periods' net earnings or shareholders' equity.

Consolidation

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X, the SEC's Division of Investment Management's consolidation guidance in IM Guidance Update No. 2014-11 issued in October 2014 and Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services—Investment Companies ("ASC 946"), we

are precluded from consolidating any entity other than another investment company that acts as an extension of our investment operations and facilitates the execution of our investment strategy. An exception to this guidance occurs if we have an investment in a controlled operating company that provides substantially all of its services to us.

        We currently consolidate ACAS Funding I, LLC and ACAS Funding II, LLC, which are wholly-owned special purpose financing vehicles that were formed for the purpose of purchasing Senior Floating Rate Loans under a $1.25 billion secured revolving credit facility and $500 million secured revolving credit facility, respectively. As of March 31, 2016, ACAS Funding I, LLC and ACAS Funding II, LLC did not have any other operations or activities. As of December 31, 2015, we also consolidated American Capital TRS, LLC ("ACTRS"), which is a wholly-owned entity that has entered into non-recourse total return swaps ("TRS") with Citibank, N.A. As of December 31, 2015, ACTRS did not have any other operations or activities. The TRS is accounted for as a derivative pursuant to FASB ASC Topic 815, Derivatives and Hedging.

        Our consolidated financial statements also include the accounts of European Capital Limited ("European Capital"), which is a wholly-owned investment company that, effective October 1, 2014, acts as an extension of our investment operations and facilitates the execution of our investment strategy. In addition, our consolidated financial statements include the accounts of AC Corporate Holdings, Inc. ("ACCH") and ACE Acquisition Holdings, LLC ("ACE Acquisition"), which are wholly-owned entities that have purchased certain investment securities on behalf of American Capital. As of March 31, 2016, European Capital, ACCH and ACE Acquisition did not have any other operations or activities and were considered to be investment companies under ASC 946, as amended by ASU No. 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements.

Note 2.  Organization

        We are a non-diversified closed end investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). As a BDC, we primarily invest in senior and mezzanine debt and equity in buyouts of private companies sponsored by us ("American Capital One Stop Buyouts®") or sponsored by other private equity funds and provide capital directly to early stage and mature private and small public companies ("Sponsor Finance and Other Investments"). We also invest in first and second lien floating rate loans to large-market U.S. based companies ("Senior Floating Rate Loans") and structured finance investments ("Structured Products"), including collateralized loan obligation ("CLO") securities. Our primary business objectives are to increase our net earnings and net asset value ("NAV") by making investments with attractive current yields and/or potential for equity appreciation and realized gains.

        Through our tax years ended September 30, 1998 through September 30, 2010, we qualified to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Effective with our tax year ended September 30, 2011, we did not qualify to be taxed as a RIC and became subject to taxation as a corporation under Subchapter C of the Code (a "Subchapter C corporation"). This change in tax status does not affect our status as a BDC under the 1940 Act or our compliance with the portfolio composition requirements of that statute.

Note 3.  New Accounting Pronouncements

        In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842) ("ASU 2016-02"), which amends and conforms the guidance on the recognition of assets and liabilities that arise from operating and finance leases. Under ASU 2016-02, all leases create an asset and a liability for the lessee that should be recognized in the statement of financial position as a liability to make lease payments (the lease liability), initially measured at the present value of the lease payments, and a right-of-use asset representing its right to use the underlying asset for the lease term. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. ASU 2016-02 also provides clarifying guidance on optional lease payments and variable lease payments as well as the income statement and cash flow presentation of operating and finance leases. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption is permitted. We do not believe the adoption of ASU 2016-02 will have a material impact on our consolidated financial statements.

        In March 2016, the FASB issued ASU No. 2016-06, Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instruments (a consensus of the Emerging Issues Task Force) ("ASU 2016-06"), which clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts and requires that an entity assess the embedded call (put) options solely in accordance with the four-step decision sequence in ASC 815. ASU 2016-06 is effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. We do not believe the adoption of ASU 2016-06 will have a material impact on our consolidated financial statements.

        In March 2016, the FASB issued ASU 2016-09, Compensation—Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting ("ASU 2016-09"), which is intended to improve the accounting for share-based payments and affects all organizations that issue share-based payment awards to their employees. ASU 2016-09 primarily simplifies the accounting for and classification of, income taxes related to share-based payment awards, including the impact of income taxes withheld on the classification of awards as equity or liabilities and the classification of income taxes on the statement of cash flows. ASU 2016-09 also permits an entity to elect a forfeiture rate assumption based on the estimated number of awards expected to vest or to account for forfeitures when they occur. ASU 2016-09 is effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. We elected to early adopt ASU 2016-09 effective January 1, 2016. The provisions of ASU 2019-06 should be adopted on a modified retrospective, retrospective or prospective basis, depending on the provision. As a result of the early adoption on January 1, 2016, we recognized a deferred tax asset associated with excess tax benefits and a corresponding cumulative effect adjustment to our shareholders' equity of $16 million on our consolidated balance sheets.

Note 4.  Investments

        Our investments consist of loans and securities issued by public and privately-held companies, including senior debt, mezzanine debt, equity warrants and preferred and common equity securities. We also invest in Structured Products, which includes CLO securities.

        We fair value our investments in accordance with the 1940 Act and FASB ASC Topic 820, Fair Value Measurements and Disclosures ("ASC 820") as determined in good faith by our Board of Directors. We undertake a multi-step valuation process each quarter to determine the fair value of our investments in accordance with ASC 820. The quarterly valuation process begins with the development of a preliminary valuation recommendation for each investment by our Financial Advisory and Consulting Team ("FACT"), which is composed of valuation and audit professionals responsible for monitoring portfolio compliance and valuations. In preparing the preliminary valuation recommendations, FACT receives assistance from our investment professionals that both originated and monitor the investment as well as assistance from other departments including operations, accounting and legal. The preliminary valuation recommendations are reviewed by senior management and then presented to our Audit, Compliance and Valuation Committee for review and approval. Subsequent to the approval from our Audit, Compliance and Valuation Committee, the valuation recommendations are sent to our Board of Directors for final approval.

        When available, we base the fair value of our investments that trade in active markets on directly observable market prices or on market data derived for comparable assets. For restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date less a discount for the restriction. For all other investments, inputs used to measure fair value reflect management's best estimate of assumptions that would be used by market participants in pricing the investment in a hypothetical transaction. For these investments, we estimate the fair value of our senior debt, mezzanine debt, redeemable and convertible preferred equity, common equity and equity warrants using either an enterprise value waterfall methodology, which generally combines market and income approaches, or a market yield valuation methodology, which utilizes the income approach. We estimate the fair value of our Structured Products using the market and income approaches, third-party broker quotes and counterparty marks.

        ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for our investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

        ASC 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs. Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market for an asset is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset. In determining the principal market for an asset under ASC 820, it is assumed that the reporting entity has access to the market as of the measurement date. If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

        The principal market in which we would sell our Senior Floating Rate Loans and certain of our non-controlled Sponsor Finance debt investments is an active over-the-counter secondary market. For our other debt and equity investments, there is no active market and we are generally repaid our debt investment or sell our equity investment upon a change of control transaction such as through the mergers and acquisition ("M&A") market. Accordingly, the market in which we would sell certain of our non-controlled debt and all of our equity investments is the M&A market. However, under ASC 820, we have identified the M&A market as the principal market for our investments in these portfolio companies only if we have the ability to control the decision to sell the portfolio company as of the measurement date. We determine whether we have the ability to control the decision to sell a portfolio company based on our ability to control or gain control of the board of directors of the portfolio company as of the measurement date and rights within the shareholders agreement. In evaluating if we can control or gain control of a portfolio company as of the measurement date, we include our equity securities and those securities held by entities managed by our wholly-owned portfolio company, American Capital Asset Management, LLC ("ACAM"), on a fully diluted basis. For investments in portfolio companies for which we do not have the ability to control or gain control as of the measurement date and for which there is no active market, the principal market under ASC 820 is a hypothetical secondary market.

        Accordingly, we use the M&A market as the principal market for our investments in portfolio companies that we control or can gain control as of the measurement date, and we use a hypothetical secondary market for our investments in portfolio companies that we do not control or cannot gain control as of the measurement date. However, to the extent that an active market exists for such investments, we will consider that as the principal market. Our valuation policy considers the fact that no ready active market exists for a significant amount of our investments and that the fair value for our investments must typically be determined using unobservable inputs.

  Enterprise Value Waterfall Methodology

        For investments in portfolio companies that we have identified the M&A market as the principal market, we estimate the fair value based on the enterprise value waterfall ("Enterprise Value Waterfall") valuation methodology. For minority equity securities in which the principal market is the hypothetical secondary market, we also estimate the fair value using the Enterprise Value Waterfall valuation methodology.

        Under the Enterprise Value Waterfall valuation methodology, we estimate the enterprise value of a portfolio company and then waterfall the enterprise value over the portfolio company's securities in order of their preference relative to one another. In applying the Enterprise Value Waterfall valuation methodology, we consider that in a change of control transaction, our loans are generally required to be repaid at par and that a buyer cannot assume the loan.

        To estimate the enterprise value of the portfolio company, we prepare an analysis of traditional valuation methodologies including valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, estimating the liquidation or collateral value of the portfolio company's assets, third-party valuations of the portfolio company, offers from third-parties to buy the portfolio company and considering the value of recent third-party investments in the equity securities of the portfolio company. Significant inputs in these valuation methodologies to estimate enterprise value include the historical or projected operating results of the portfolio company, selection of comparable companies, discounts or premiums to the prices of comparable companies and discount rates applied to the forecasted cash flows. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for non-recurring items or to normalize the operating results that may require significant judgment in its determination. In addition, projecting future financial results requires significant judgment regarding future growth assumptions. In evaluating the operating results, we also analyze the impact of exposure to litigation, loss of customers or other contingencies. The selection of a population of comparable companies requires significant judgment, including a qualitative and quantitative analysis of the comparability of the companies. In determining a discount or premium, if any, to prices of comparable companies, we use significant judgment for factors such as size, marketability, relative performance, and for portfolio companies in which we control, a control premium to the market price of comparable public companies. In determining a discount rate to apply to forecasted cash flows, we use significant judgment in the development of an appropriate discount rate including the evaluation of an appropriate risk premium.

        In valuing convertible debt, equity or other similar securities, we value our investment based on its priority in the waterfall and based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt at the face amount of the debt to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the portfolio company, we reduce the fair value of our debt investment beginning with the junior most debt such that the enterprise value less the fair value of the outstanding debt is zero.

  Market Yield Valuation Methodology

        For debt and redeemable preferred equity investments in portfolio companies for which we are required to identify a hypothetical secondary market as the principal market, we estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value the investment in a current hypothetical sale using a market yield ("Market Yield") valuation methodology.

        For debt and redeemable preferred equity investments of our investment portfolio for which we do not control or cannot gain control as of the measurement date and no active market exists, we estimate the fair value based on such factors as third-party broker quotes and our own assumptions in the absence of market observable data, including estimated remaining life, current market yield and interest rate spreads of similar loans and securities as of the measurement date. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. We estimate the remaining life based on market data of the average life of similar loans. However, if we have information available to us that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date, including considering the current maturity date of the loan. The average life used to estimate the fair value of our loans may be shorter than the legal maturity of the loans since our loans have historically been prepaid prior to the maturity date. The current interest rate spreads used to estimate the fair value of our loans is based on the current interest rate spreads on similar loans. We use significant judgment in determining the estimated remaining life as well as the current market yield and interest rate spreads. If there is a significant deterioration of the credit quality of a loan, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

        We fair value our investments in Structured Products based on such factors as third-party broker quotes, counterparty marks, purchases or sales of the same or similar securities, and our cash flow forecasts. Cash flow forecasts are subject to assumptions a market participant would use regarding the investments' underlying collateral including, but not limited to, assumptions of default and recovery rates, reinvestment spreads and prepayment rates. Cash flow forecasts are discounted using a market participant's market yield assumptions that are derived from multiple sources including, but not limited to, third-party broker quotes, industry research reports and transactions of securities and indices with similar structure and risk characteristics. We weight the use of third-party broker quotes or counterparty marks, if any, in determining fair value based on the correlation of changes in third-party broker quotes with underlying performance and other market indices.

  Third-party Vendor Pricing

        For debt investments that trade in an active market or that have similar assets that trade in an active market, we estimate the fair value based on evaluated prices from a nationally recognized, independent pricing service or from third-party brokers who make markets in such debt instruments. When possible, we make inquiries of third-party pricing sources to understand their use of significant inputs and assumptions. We review the price provided by the third-party pricing service and perform procedures to validate their reasonableness, including a review and analysis of executable broker quote(s), range and dispersion of third-party estimates, frequency of pricing updates, yields of similar securities or other qualitative and quantitative information. If the prices provided by the pricing service are consistent with such information, we will generally use the price provided by the pricing service as fair value.

  Investments in Investment Funds

        For an investment in an investment fund that does not have a readily determinable fair value, we measure the fair value of our investment predominately based on the NAV per share of the investment fund if the NAV of the investment fund is calculated in a manner consistent with the measurement principles of ASC 946 as of the measurement date, including measurement of all or substantially all of the underlying investments of the investee in accordance with ASC 820. However, in determining the fair value of our investment, we may make adjustments to the NAV per share in certain circumstances, based on our analysis of any restrictions on redemption of our shares of our investment as of the measurement date, any restrictions on the ability to receive dividends, comparisons of market price to NAV per share of comparable publicly traded funds and trades or sales of comparable private and publicly traded funds, recent actual sales or redemptions of shares of the investment fund, public to private liquidity discounts, expected future cash flows available to equity holders including the rate of return on those cash flows compared to an implied market return on equity required by market participants, or other uncertainties surrounding our ability to realize the full NAV of the investment fund.

  Partnership Interests

        For an investment in a partnership, we measure the fair value of our investment based on the NAV per share of the partnership or its equivalent as a practical expedient to measure an alternative investment at fair value consistent with the measurement principles of ASC 820, as amended by ASU 2009-12, Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). We make this election on an investment-by-investment basis and apply consistently to our entire position in the investment, unless it is probable at the measurement date that we will sell all or a portion of our investment at an amount other than NAV per share.

        The levels of fair value inputs used to measure our investments are characterized in accordance with the fair value hierarchy established by ASC 820. Where inputs for an asset or liability fall in more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment's fair value measurement. We use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement. Our policy is to recognize transfers in and out of levels as of the beginning of each reporting period. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

  •
  Level 1:  Level 1 inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

  •
  Level 2:  Level 2 inputs are inputs, other than quoted prices included within Level 1, which are observable for the asset or liability, either directly or indirectly.

  •
  Level 3:  Level 3 inputs are unobservable and cannot be corroborated by observable market data.

        The following fair value hierarchy tables set forth our assets and liabilities that are measured at fair value on a recurring basis by level as of March 31, 2016 and December 31, 2015:

	March 31, 2016
	Level 1	Level 2	Level 3	Total
First Lien Senior Debt	$—	$14	$787	$801
Second Lien Senior Debt	—	429	545	974
Mezzanine Debt	—	—	513	513
Preferred Equity	—	—	649	649
Common Equity	—	—	1,325	1,325
Structured Products	—	—	349	349
Investments measured at NAV(1)	—	—	—	126

Investments at Fair Value	—	443	4,168	4,737

Other Assets	—	—	21	21
Long Term Incentive Plan Liability	—	—	(27)	(27)

Other Assets and Liabilities at Fair Value	—	—	(6)	(6)

Total	$—	$443	$4,162	$4,731

	December 31, 2015
	Level 1	Level 2	Level 3	Total
First Lien Senior Debt	$—	$57	$863	$920
Second Lien Senior Debt	—	445	490	935
Mezzanine Debt	—	—	604	604
Preferred Equity	—	—	606	606
Common Equity	—	—	1,405	1,405
Structured Products	—	—	418	418
Investments measured at NAV(1)	—	—	—	110

Investments at Fair Value	—	502	4,386	4,998

Other Assets	—	—	31	31
Derivative Agreements	—	(5)	—	(5)
Long Term Incentive Plan Liability	—	—	(34)	(34)

Other Assets and Liabilities at Fair Value	—	(5)	(3)	(8)

Total	$—	$497	$4,383	$4,990

(1)
In accordance with ASU No. 2015-07, Fair Value Measurement (Topic 820)—Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in our consolidated balance sheets.

        The following tables set forth the summary of changes in the fair value of investment assets and liabilities measured using Level 3 inputs for the three months ended March 31, 2016 and 2015:

	Senior Debt	Mezzanine Debt	Preferred Equity	Common Equity	Structured Products	Other Assets	Long Term Incentive Plan Liability	Total
Balances, January 1, 2016	$1,353	$604	$606	$1,405	$418	$31	$(34)	$4,383
Net realized loss(1)	(1)	(22)	(3)	(40)	(7)	(3)	(12)	(88)
Reversal of prior period net (appreciation) depreciation upon realization(2)	(1)	19	21	25	26	2	12	104
Net unrealized (depreciation) appreciation(2)(3)	(5)	1	12	(149)	(30)	1	(4)	(174)
Purchases(4)	109	4	29	26	—	—	—	168
Sales(5)	(108)	(25)	—	(5)	(43)	—	—	(181)
Settlements, net(6)	(16)	(71)	(20)	59	(15)	(10)	12	(61)
Effects of exchange rate changes	1	3	4	4	—	—	(1)	11

Balances, March 31, 2016	$1,332	$513	$649	$1,325	$349	$21	$(27)	$4,162

	Senior Debt	Mezzanine Debt	Preferred Equity	Common Equity	Structured Products	Other Assets	Long Term Incentive Plan Liability	Derivative Agreements	Total
Balances, January 1, 2015	$1,217	$472	$462	$1,546	$583	$51	$(82)	$(74)	$4,175
Net realized loss(1)	(24)	(27)	(144)	(3)	(8)	—	(46)	—	(252)
Reversal of prior period net depreciation upon realization(2)	24	27	145	5	8	—	46	—	255
Net unrealized (depreciation) appreciation(2)(3)	(14)	(8)	74	(40)	(5)	(3)	(3)	(37)	(36)
Purchases(4)	95	70	98	16	75	—	—	—	354
Sales(5)	(10)	—	(29)	(12)	(2)	—	—	—	(53)
Settlements, net(6)	(199)	128	59	3	(7)	(6)	46	—	24
Effects of exchange rate changes	(29)	(10)	(7)	(13)	(3)	—	9	—	(53)
Transfers into Level 3(7)	3	—	—	—	—	—	—	—	3
Transfers out of Level 3(7)	(2)	—	—	—	—	—	—	—	(2)

Balances, March 31, 2015	$1,061	$652	$658	$1,502	$641	$42	$(30)	$(111)	$4,415

(1)
Included in net realized loss in our consolidated statements of operations. Excludes gain (loss) on realized foreign currency transactions on American Capital other assets and liabilities that are denominated in a foreign currency and any tax benefit. Also, excludes realized loss from other assets and liabilities not measured at fair value.

(2)
Included in net unrealized (depreciation) appreciation in our consolidated statements of operations.

(3)
Excludes unrealized appreciation (depreciation) related to foreign currency translation for American Capital other assets and liabilities not measured at fair value that are denominated in a foreign currency.

(4)
Includes increases in the cost basis of investments resulting from new and add-on portfolio investments, the accrual or allowance of PIK interest or cumulative dividends and the amortization of discounts, premiums and closing fees.

(5)
Includes the proceeds from equity investments, collection of cumulative dividends, loan syndications and loan sales.

(6)
Includes principal repayments on debt investments, collection of PIK interest, collection of accreted loan discounts, the exchange of one or more existing securities for one or more new securities and net interest rate derivative periodic interest and termination payments.

(7)
Investments were transferred into and out of Level 3 and Level 2 due to changes in the quantity and quality of inputs obtained to support the fair value of each investment. Our policy is to recognize transfers as of the first day of a reporting period for investments existing as of the end of the period.

  Significant Unobservable Inputs

        The following table summarizes the significant unobservable inputs in the fair value measurements of our Level 3 investments by category of investment and valuation technique as of March 31, 2016:

				Range
	Fair Value					Weighted Average
		Valuation Techniques	Unobservable Inputs	Minimum	Maximum
Enterprise Value Waterfall Methodology
Senior Debt	$480	Enterprise discounted cash flow	Discount rate	11%	39%	21%
			Terminal value growth rate	1%	10%	5%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	(30)%	(41)%
			Control premium	—%	17%	8%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	30%	(33)%
Mezzanine Debt	$478	Enterprise discounted cash flow	Discount rate	11%	24%	15%
			Terminal value growth rate	1%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	25%	(36)%
			Control premium	9%	17%	11%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(21)%
Preferred Equity	$646	Enterprise discounted cash flow	Discount rate	10%	30%	16%
			Terminal value growth rate	1%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	40%	(21)%
			Control premium	9%	19%	17%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(11)%
Common Equity	$1,325	Enterprise discounted cash flow	Discount rate	8%	39%	13%
			Terminal value growth rate	1%	10%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	25%	14%
			Control premium	—%	19%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	15%	(3)%
Long Term Incentive Plan Liability	$(27)	Discounted cash flow	Discount rate	9%	9%	9%
			Premium or (discount) due to lack of control and marketability	(10)%	—%	(10)%
Market Yield Valuation Methodology
Senior Debt	$848	Discounted cash flow	Market yield	6%	15%	9%
			Estimated remaining life	1 yr	4 yrs	4 yrs
Mezzanine Debt	$35	Discounted cash flow	Market yield	20%	20%	20%
			Estimated remaining life	3 yrs	4 yrs	4 yrs
Preferred Equity	$3	Discounted cash flow	Market yield	10%	15%	11%
			Estimated remaining life	4 yrs	4 yrs	4 yrs
Structured Products	$349	Discounted cash flow	Discount rate	8%	60%	20%
			Constant prepayment rate	25%	31%	26%
			Constant default rate	1%	12%	3%
Third-Party Vendor Pricing Service
Senior Debt	$4	Third-party vendor pricing	Bid/Ask	40	50	45

Total	$4,141

        The following table summarizes the significant unobservable inputs in the fair value measurements of our Level 3 investments by category of investment and valuation technique as of December 31, 2015:

				Range
	Fair Value					Weighted Average
		Valuation Techniques	Unobservable Inputs	Minimum	Maximum
Enterprise Value Waterfall Methodology
Senior Debt	$409	Enterprise discounted cash flow	Discount rate	11%	40%	19%
			Terminal value growth rate	2%	10%	4%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(50)%	(15)%	(44)%
			Control premium	—%	15%	9%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	30%	(32)%
Mezzanine Debt	$468	Enterprise discounted cash flow	Discount rate	12%	35%	14%
			Terminal value growth rate	2%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	30%	(35)%
			Control premium	9%	20%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(24)%
Preferred Equity	$546	Enterprise discounted cash flow	Discount rate	9%	37%	17%
			Terminal value growth rate	2%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	30%	(38)%
			Control premium	9%	20%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(22)%
Common Equity	$1,405	Enterprise discounted cash flow	Discount rate	8%	40%	13%
			Terminal value growth rate	2%	10%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	30%	17%
			Control premium	—%	20%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(5)%
Long Term Incentive Plan Liability	$(34)	Discounted cash flow	Discount rate	11%	11%	11%
			(Discount) due to lack of control and marketability	(25)%	—%	(23)%
Market Yield Valuation Methodology
Senior Debt	$871	Discounted cash flow	Market yield	5%	15%	9%
			Estimated remaining life	1 yr	4 yrs	4 yrs
Mezzanine Debt	$136	Discounted cash flow	Market yield	14%	22%	16%
			Estimated remaining life	1 yr	4 yrs	2 yrs
Preferred Equity	$60	Discounted cash flow	Market yield	14%	15%	14%
			Estimated remaining life	1 yr	4 yrs	1 yr
Structured Products	$418	Discounted cash flow	Discount rate	5%	52%	19%
			Constant prepayment rate	30%	35%	31%
			Constant default rate	—%	2%	1%
Third-Party Vendor Pricing Service
Senior Debt	$73	Third-party vendor pricing	Bid/Ask	56	99	95

Total	$4,352

        The following tables show the composition summaries of our investment portfolio at cost basis and fair value, excluding derivative agreements, as a percentage of total investments as of March 31, 2016 and December 31, 2015:

	March 31, 2016	December 31, 2015
Cost
First Lien Senior Debt	18.3%	20.1%
Second Lien Senior Debt	21.8%	19.9%
Mezzanine Debt	12.2%	14.0%
Preferred Equity	13.0%	12.4%
Common Equity	23.4%	21.4%
Structured Products	11.3%	12.2%

Total	100.0%	100.0%

Fair Value
First Lien Senior Debt	16.9%	18.4%
Second Lien Senior Debt	20.6%	18.7%
Mezzanine Debt	10.8%	12.1%
Preferred Equity	13.7%	12.1%
Common Equity	30.6%	30.3%
Structured Products	7.4%	8.4%

Total	100.0%	100.0%

        We use the Global Industry Classification Standards ("GICS®") for classifying the industry groupings of our portfolio companies. The GICS® was developed by MSCI, an independent provider of global indexes and benchmark-related products and services, and Standard & Poor's, an independent international financial data and investment services company and provider of global equity indexes. The following tables show the portfolio composition by industry grouping at cost and at fair value as a percentage of total investments as of March 31, 2016 and December 31, 2015. Our investments in CLO securities and derivative agreements are excluded from the table below. Our investments in commercial mortgages and commercial mortgage backed securities are classified in the Real Estate category.

	March 31, 2016	December 31, 2015
Cost
Capital Markets	15.5%	12.6%
Commercial Services and Supplies	12.0%	12.1%
Life Sciences Tools and Services	9.8%	9.2%
IT Services	9.4%	9.9%
Diversified Consumer Services	4.4%	4.5%
Software	4.3%	4.2%
Household Durables	4.2%	4.1%
Diversified Financial Services	3.4%	3.0%
Health Care Equipment and Supplies	3.2%	2.9%
Professional Services	2.9%	2.7%
Oil, Gas and Consumable Fuels	2.4%	2.3%
Trading Companies and Distributors	2.4%	2.3%
Internet Software and Services	2.2%	2.1%
Real Estate	2.1%	3.8%
Hotels, Restaurants and Leisure	2.0%	1.4%
Containers and Packaging	2.0%	1.9%
Aerospace and Defense	1.8%	1.8%
Distributors	1.7%	1.7%
Marine	1.5%	1.5%
Health Care Providers and Services	1.3%	2.0%
Independent Power and Renewable Electricity Producers	—%	1.6%
Other	11.5%	12.4%

Total	100.0%	100.0%

	March 31, 2016	December 31, 2015
Fair Value
Capital Markets	23.8%	23.4%
IT Services	9.0%	9.1%
Life Sciences Tools and Services	8.0%	7.5%
Commercial Services and Supplies	7.5%	9.3%
Diversified Consumer Services	7.3%	5.6%
Household Durables	4.6%	4.3%
Software	4.1%	4.1%
Diversified Financial Services	3.3%	2.9%
Professional Services	2.8%	2.7%
Health Care Providers and Services	2.3%	2.2%
Trading Companies and Distributors	2.2%	2.2%
Distributors	2.0%	1.9%
Hotels, Restaurants and Leisure	1.9%	1.3%
Electronic Equipment, Instruments and Components	1.9%	1.2%
Internet Software and Services	1.9%	1.8%
Containers and Packaging	1.9%	1.8%
Oil, Gas and Consumable Fuels	1.8%	1.8%
Real Estate	1.8%	3.3%
Health Care Equipment and Supplies	1.6%	1.5%
Aerospace and Defense	1.5%	1.6%
Independent Power and Renewable Electricity Producers	—%	1.9%
Other	8.8%	8.6%

Total	100.0%	100.0%

Note 5.  Borrowings

        Our borrowings, net of deferred financing costs, consisted of the following as of March 31, 2016 and December 31, 2015:

	March 31, 2016	December 31, 2015
Secured revolving credit facility due August 2016, $250 million commitment	$104	$167
Secured revolving credit facility due March 2017, $100 million commitment	—	272
Secured revolving credit facility due October 2016, $500 million commitment	—	33
Secured term loan due August 2017, net of discount	438	437
Unsecured Private Notes due September 2018, net of discount	345	344

Total	$887	$1,253

        As discussed in Note 1, effective January 1, 2016, debt issuance costs associated with our borrowings, other than our revolving credit facilities, were reclassified as a direct deduction from the carrying amount of the related borrowing.

        The daily weighted average debt balance, excluding deferred financing costs and discounts, for the three months ended March 31, 2016 and 2015 was $1,012 million and $1,845 million, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs and discounts, for the three months ended March 31, 2016 and 2015 was 5.8% and 3.7%, respectively. The weighted average interest rate on all of our borrowings, excluding amortization of deferred financing costs and discounts, for the three months ended March 31, 2016 and 2015 was 4.6%

and 3.2%, respectively. The weighted average interest rate on all of our borrowings, excluding deferred financing costs and discounts, as of March 31, 2016 and December 31, 2015 was 4.8% and 4.0%, respectively.

        As of March 31, 2016 and December 31, 2015, the aggregate fair value of our borrowings, excluding deferred financing costs and discounts, was $901 million and $1,273 million, respectively. The fair values of our borrowings are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions, and are measured using Level 3 inputs for our debt as of March 31, 2016 and December 31, 2015. It assumes that the liability is transferred to a market participant at the measurement date and that the nonperformance risk relating to that liability is the same before and after the transfer. Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value at which the liability is transferred. The fair value of our borrowings is valued at the closing market quotes as of the measurement date or estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any, based on a quantitative and/or qualitative evaluation of our credit risk.

Unsecured Private Notes

        On September 20, 2013, we entered into an indenture with U.S. Bank National Association, as trustee, relating to the issuance and sale by us of $350 million in aggregate principal amount of senior unsecured five-year notes ("Private Notes"), for proceeds of $342 million, net of underwriters' discounts. The Private Notes were sold in a private offering to qualified institutional buyers under Rule 144A and outside of the United States pursuant to Regulation S of the Securities Act of 1933, as amended. The Private Notes have a fixed interest rate of 6.50% and mature in September 2018. Interest payments are due semi-annually on March 15 and September 15 and all principal is due on maturity. The Private Notes are rated B3, BB and BB– by Moody's Investor Services, Standard & Poor's Ratings Services and Fitch Ratings, respectively. The indenture contains restrictive covenants that, among other things, limit our ability to: (i) pay dividends or distributions, repurchase equity, prepay junior debt and make certain investments; (ii) incur additional debt and issue certain disqualified stock and preferred stock; (iii) incur certain liens; (iv) merge or consolidate with another company or sell substantially all of our assets; (v) enter into certain transactions with affiliates; and (vi) allow to exist certain restrictions on the ability of our subsidiaries to pay dividends or make other payments to us. The indenture also contains certain customary events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, a cross payment or acceleration default on an aggregate $50 million or more of other indebtedness, covenant defaults, bankruptcy events and failure to pay judgments. As of March 31, 2016, we were in compliance with all of the covenants under the Private Notes.

Secured Term Loan Facility

        On February 26, 2014, we entered into an amendment (the "Amendment") to the amended secured term loan facility under our Senior Secured Term Loan Credit Agreement, dated as of August 23, 2013, with the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the "Secured Term Loan Facility").

        The Amendment reduced the interest rate on the Secured Term Loan Facility, which had an outstanding principal balance of $450 million as of the closing date, from LIBOR plus 3.00%, with a LIBOR floor of 1.00%, to LIBOR plus 2.75%, with a LIBOR floor of 0.75%. The Amendment also extended the Secured Term Loan Facility's maturity date by one year to August 2017.

        In accordance with FASB ASC Subtopic No. 470-50, Modifications and Extinguishments, $447 million of debt exchanged with the same lenders met the criterion for and was accounted as a modification of debt. Existing unamortized deferred financing costs and discount attributable to the modification of the Secured Term Loan Facility of $9 million will be amortized into interest expense over the life of the Secured Term Loan Facility using the effective interest method, while fees paid to other third-party advisors of $1 million were expensed.

        As of March 31, 2016, the interest rate on our Secured Term Loan Facility was 3.50% and the borrowing base coverage was 378%. The Secured Term Loan Facility contains various events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, an event of default under the $250 Million Revolving Credit Facility, a cross default on an aggregate $50 million or more of certain other indebtedness, the breach of representations or covenants, bankruptcy events, the failure to conduct our asset management business through ACAM, a change in control and the failure to pay judgments. As of March 31, 2016, we were in compliance with all of the covenants under the Secured Term Loan Facility.

        The following table sets forth the scheduled amortization on the secured term loans and unsecured private notes:

August 2016	$4.5 million
Secured Term Loans due August 2017	Outstanding Balance
Unsecured Private Notes due September 2018	Outstanding Balance

$250 Million Revolving Credit Facility

        On August 22, 2012, we obtained a four-year $250 million secured revolving credit facility (the "$250 Million Revolving Credit Facility"), which bears interest at a rate per annum equal to LIBOR plus 3.75%. As of March 31, 2016, the interest rate on the $250 Million Revolving Credit Facility was 4.19%.

        On August 22, 2015, the commitments under the $250 Million Revolving Credit Facility terminated. As a result, the outstanding balance on the $250 Million Revolving Credit Facility is repayable ratably over the final 12 months until the maturity date on August 22, 2016.

        As of March 31, 2016, the total debt outstanding under our $250 Million Revolving Credit Facility was $104 million. The $250 Million Revolving Credit Facility contains various events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, an event of default under the Secured Term Loan Facility, a cross default on an aggregate $50 million or more of certain other indebtedness, the breach of representations or covenants, bankruptcy events, the failure to conduct our asset management business through ACAM, a change in control and the failure to pay judgments. As of March 31, 2016, we were in compliance with all of the covenants under the $250 Million Revolving Credit Facility.

$1.25 Billion Revolving Credit Facility

        On June 27, 2014, ACAS Funding I, LLC, a wholly-owned financing subsidiary, obtained a $750 million secured revolving credit facility with Bank of America, N.A. On March 6, 2015, the commitments to the existing $750 million secured revolving credit facility were increased by $500 million to $1.25 billion (the "$1.25 Billion Revolving Credit Facility"). In addition to the commitment increase, the maturity date of the facility was extended to March 6, 2017. On December 11, 2015, we amended certain covenants to permit ACAS Funding I, LLC to distribute back to us the remaining proceeds from its senior floating rate loan portfolio sales while settling any associated liabilities. In addition, commencing on December 27, 2015, the commitments are calculated as the greater of total debt outstanding or $100 million. The facility bears interest at a rate per annum equal to LIBOR plus 1.60%.

        As of March 31, 2016 and December 31, 2015, the facility was in a wind down period during which we are prohibited from purchasing additional assets or borrowing under the facility. We can reinstate our ability to borrow and purchase assets at any time prior to February 6, 2017, subject to certain terms outlined in the credit agreement.

        We are required to pay a fee on the unused commitments under the facility in an amount equal to 1.60% on the average daily unused amount of lender commitments up to 60% of the daily average of total commitments, and 0.75% on the lesser of 40% of the daily average total commitments and average daily unused amount. Under the amendment, the unused fee was reduced to 0.50% on the average daily unused amount. To the extent we reinstate our ability to borrow, the unused fees will increase to the rates paid prior to the amendment on the three month anniversary of our ability to borrow under the facility being reinstated. All fees are payable quarterly. The credit facility contains various events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, the breach of representations or covenants, credit triggers, the loss of key personnel, a change in investment manager, the occurrence of certain regulatory or criminal proceedings, bankruptcy events and the failure to pay judgments. As of March 31, 2016, we were in compliance with all of the covenants under the $1.25 Billion Revolving Credit Facility.

$500 Million Revolving Credit Facility

        On October 30, 2014, ACAS Funding II, LLC, a wholly-owned financing subsidiary, obtained a $500 million secured revolving credit facility (the "$500 Million Revolving Credit Facility"), with Deutsche Bank AG. The $500 Million Revolving Credit Facility was scheduled to mature in October 2016 and had an interest rate per annum equal to LIBOR plus 1.60%. On December 14, 2015, we amended certain covenants in the facility to permit ACAS Funding II, LLC to distribute back to us the remaining proceeds from its senior floating rate loan portfolio sales while settling any associated liabilities. On January 6, 2016, the $500 Million Revolving Credit Facility was repaid in full and terminated.

Note 6.  Stock Options

        We have stock option plans which provide for the granting of options to employees and non-employee directors to purchase shares of common stock at a price of not less than the fair market value of the common stock on the date of grant. Stock options granted under the employee stock option plans vest over either a three or five year period and may be exercised for a period of no more than ten years from the date of grant. Options granted under these plans may be either incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options. As required by the 1940 Act, we are restricted from issuing awards to our employees and non-employee directors to the extent that the amount of voting securities that would result from the exercise of all such awards at the time of issuance exceeds 20% of our outstanding voting securities. As of March 31, 2016, there were 3.6 million shares available to be granted under the employee stock option plans and in accordance with the 1940 Act restrictions.

        Our shareholders approved non-employee director stock option plans in 1998, 2000, 2006, 2007, 2008, 2009 and 2010 and we subsequently received orders from the SEC authorizing such plans. Stock options granted under the non-employee director stock option plans are non-qualified stock options that vest over a three year period and may be exercised for a period of no more than ten years from the date of grant. As of March 31, 2016, there were no shares available to be granted under the non-employee director stock option plans. No employee or non-employee director stock options were granted during the three months ended March 31, 2016 and 2015.

        During the first quarter of 2014, we concluded that our Chief Executive Officer had been granted stock options in excess of the individual employee limits established in certain of our stock option plans. These stock option grants were made during fiscal years 2010, 2011 and 2012. As a result, the stock option grants in excess of the individual limits in any stock option plan have been considered null and void. The communication of the voided stock option grants to our Chief Executive Officer resulted in a financial obligation under U.S. GAAP to provide equity compensation commensurate with the terms of the voided stock option grants in return for services to be performed by our Chief Executive Officer during the option vesting periods. During the second quarter of 2014, pursuant to the Deferred Plan, an award of $10 million was granted to our Chief Executive Officer that partially settled this financial obligation. During the first quarter of 2015, an award of $7 million was granted to our Chief Executive Officer that settled the remainder of this financial obligation. These grants were funded with shares of common stock from the Trust that had previously been forfeited by former employees prior to being fully vested in their shares.

        As discussed in Note 9, due to changes in the composition of our investment portfolio and market conditions, we conducted strategic reviews of our business which resulted in workforce reductions of our employees. In conjunction with the restructuring, the vesting of any unvested stock options held by impacted employees as of the date of their separation was accelerated, and the employees were given a period of up to one year from their separation date, or less if the expiration of the option was within one year from their separation date, to exercise all outstanding options. During the three months ended March 31, 2016 and 2015, in accordance with FASB ASC Topic 718, Compensation—Stock Compensation, the acceleration of 0.6 million and 0.9 million, respectively, of unvested stock options was accounted for as a modification and resulted in additional stock-based compensation expense of approximately $2 million and $4 million, respectively, related to additional workforce reductions.

        During the three months ended March 31, 2016 and 2015, we recorded stock-based compensation expense attributable to our stock options of $5 million and $5 million, respectively. Stock-based compensation expense was recognized only for options expected to vest, using an estimated forfeiture rate based on historical experience.

Note 7.  Deferred Compensation Plan

        We have a non-qualified deferred compensation plan (the "Deferred Plan") for the purpose of granting cash bonus awards to our employees. The Compensation, Corporate Governance and Nominating Committee is the administrator of the Deferred Plan. The Deferred Plan is funded through a trust (the "Trust") which is administered by a third-party trustee. The Compensation, Corporate Governance and Nominating Committee determines cash bonus awards to be granted under the Deferred Plan and the terms of such awards, including vesting schedules. The cash bonus awards are invested by the Trust in our common stock by purchasing shares in the open market. Awards vest contingent on the employee's continued employment or the achievement of performance goals, if any, as determined by the Compensation, Corporate Governance and Nominating Committee. The Trust provides certain protections of its assets from events other than claims against our assets in the case of bankruptcy. The assets and liabilities of the Trust are consolidated in the accompanying consolidated financial statements. Shares of our common stock held by the Trust are accounted for as treasury stock in the accompanying consolidated balance sheets.

        The Deferred Plan does not permit diversification and the cash bonus awards must be settled by the delivery of a fixed number of shares of our common stock. The awards under the Deferred Plan are accounted for as grants of unvested stock. We record stock-based compensation expense based on the fair market value of our stock on the date of grant. The compensation cost for awards with service conditions is recognized using the straight-line attribution method over the requisite service period. The compensation cost for bonus awards with performance and service conditions is recognized using the accelerated attribution method over the requisite service period. During the three months ended

March 31, 2016, there were no grants under the Deferred Plan. During the three months ended March 31, 2015, cash bonus awards of $7 million were granted under the Deferred Plan.

        As discussed in Note 6, during the first quarter of 2014, we concluded that our Chief Executive Officer had been granted $2.6 million of cash bonus awards in fiscal year 2007 in excess of the annual individual employee limit established in the Deferred Plan. As a result, the $2.6 million of cash bonus awards have been considered null and void. The communication of the $2.6 million of excess cash bonus awards to our Chief Executive Officer resulted in a financial obligation under U.S. GAAP to provide equity compensation commensurate with the terms of the cash bonus awards in return for services to be performed by our Chief Executive Officer during the award vesting period. During the second quarter of 2014, pursuant to the Deferred Plan, an award of $10 million was granted to our Chief Executive Officer that partially settled this financial obligation. During the first quarter of 2015, an award of $7 million was granted to our Chief Executive Officer that settled the remainder of this financial obligation. These grants were funded with shares of common stock from the Trust that had previously been forfeited by former employees prior to being fully vested in their shares.

        During the three months ended March 31, 2016 and 2015, we recorded stock-based compensation expense of $2 million and $3 million, respectively, attributable to the Deferred Plan.

Long Term Incentive Plan Liability

        European Capital has issued restricted mandatorily redeemable preferred shares ("Redeemable Preferred Shares") to participating employees of subsidiary companies of its manager, European Capital Asset Management Limited ("ECAM"), a wholly owned subsidiary of ACAM, under Long Term Incentive Plans (the "Plans") for an issue price determined at the time of issuance. The Plans have a 5-year vesting period. The Redeemable Preferred Shares are subdivided into subclasses of shares. The redemption value of each sub-class of Redeemable Preferred Shares is calculated using a predetermined formula and is based on the net liquidity proceeds, as defined in the Plans, on the exit of specifically referenced investments of European Capital in excess of certain hurdle rates. The Plans have annual calculation and redemption dates through December 31, 2018 and March 1, 2019, respectively, for sub-classes A, B and C and December 31, 2023 and March 1, 2024, respectively, for sub-classes D, E and F. Redeemable Preferred Shares related to specifically referenced investments not exited at the final annual calculation dates will be redeemed after the receipt of subsequent net liquidity proceeds or, if specifically referenced investments that remain outstanding on January 1, 2020 for sub-classes A, B and C and January 1, 2025 for sub-classes D, E and F, will be redeemed based on the realizable value of the remaining referenced investments. European Capital elected to recognize the Redeemable Preferred Shares at fair value in accordance with FASB ASC Topic 825, Financial Instruments.

        The holders of the Redeemable Preferred Shares have no rights to participate in or receive notice of any general meeting of European Capital and the shares are generally not transferable. The Redeemable Preferred Shares have no rights to receive dividends. During the three months ended March 31, 2016 and 2015, a portion of the Redeemable Preferred Shares were redeemed and European Capital realized losses of $12 million and $46 million, respectively, associated with the redemptions, which was fully offset by reversals of unrealized depreciation of $12 million and $46 million, respectively, which is included in net realized loss and net unrealized (depreciation) appreciation in our consolidated statements of operations.

        The fair value of the Redeemable Preferred Shares as of March 31, 2016 and December 31, 2015 is calculated using the net present value of the estimated future cash flows of the underlying European Capital investments with discounts applied for equity risk, liquidity risk, credit risk, minority interests, lack of marketability and a forfeiture rate. The fair value of the Redeemable Preferred Shares as of March 31, 2016 and December 31, 2015 was $27 million and $34 million, respectively. The fair value of the underlying European Capital investments as of March 31, 2016 and December 31, 2015 was $300 million and $367 million, respectively.

        The following tables summarize the number of shares issued and redeemed (in thousands) for the three months ended March 31, 2016 and 2015:

	Class A	Class B	Class C	Class D	Class E	Class F	Total
Balance, December 31, 2015	344	345	491	100	100	100	1,480
Shares Issued	—	—	—	—	—	—	—
Shares Redeemed	(69)	(69)	(98)	(10)	(10)	(10)	(266)

Balance, March 31, 2016	275	276	393	90	90	90	1,214

	Class A	Class B	Class C	Class D	Class E	Class F	Total
Balance, December 31, 2014	412	413	589	100	100	100	1,714
Shares Issued	—	—	—	—	—	—	—
Shares Redeemed	(68)	(68)	(98)	—	—	—	(234)

Balance, March 31, 2015	344	345	491	100	100	100	1,480

Note 8.  Net Operating Income and Net (Loss) Earnings Per Common Share

        The following table sets forth the computation of basic and diluted net operating income and net (loss) earnings per common share for the three months ended March 31, 2016 and 2015:

	Three Months Ended March 31,
	2016	2015
Numerator for basic and diluted net operating income per common share	$74	$50

Numerator for basic and diluted net (loss) earnings per common share	$(80)	$15

Denominator for basic weighted average common shares	235.0	271.1
Employee stock options and awards	—	11.8

Denominator for diluted weighted average common shares	235.0	282.9

Basic net operating income per common share	$0.31	$0.18
Diluted net operating income per common share	$0.31	$0.18
Basic net (loss) earnings per common share	$(0.34)	$0.06
Diluted net (loss) earnings per common share	$(0.34)	$0.05

        In accordance with the provisions of FASB ASC Topic 260, Earnings per Share, basic earnings per share ("EPS") is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating EPS on a diluted basis.

        In computing diluted EPS, only potential common shares that are dilutive, those that reduce EPS or increase loss per share, are included. The effect of stock options, unvested employee stock awards and contingently issuable shares are not included if the result would be anti-dilutive, such as when a net loss is reported. Therefore, basic EPS and diluted EPS are computed using the same number of weighted average shares for the three months ended March 31, 2016 as we incurred a net loss for that period.

        Stock options and unvested shares under our deferred compensation plan of 32.6 million and 6.6 million for the three months ended March 31, 2016 and 2015, respectively, were not included in the computation of diluted EPS either because the respective exercise or grant prices are greater than the average market value of the underlying stock or their inclusion would have been anti-dilutive, as determined using the treasury stock method.

Note 9.  Restructuring Costs

        Due to changes in the composition of our investment portfolio and market conditions, we conducted strategic reviews of our business in the fourth quarter of 2014, which resulted in workforce reductions and the closing of two of our offices as well as the elimination of certain functions at other offices. In conjunction with the restructuring, the vesting of any unvested stock options held by impacted employees as of the date of their separation was accelerated, and they were given a period of up to one year from their separation date, or less if the expiration of the option was within one year from their separation date, to exercise all outstanding options. During the three months ended March 31, 2016 and 2015, we recorded charges for both severance and related employee costs of $8 million and $10 million, respectively, including $2 million and $4 million, respectively, from the modification of stock options related to additional workforce reductions. The severance and related employee costs and the additional stock-based compensation expense resulting from the modification are included in salaries, benefits and stock-based compensation and the excess facilities costs are included in general and administrative in our consolidated statements of operations. The liability for employee severance costs and excess facilities is included in other liabilities in our consolidated balance sheets.

        In determining our liability related to excess office facilities, we are required to estimate such factors as future vacancy rates, the time required to sublet properties and sublease rates. These estimates are reviewed quarterly based on known real estate market conditions and the credit-worthiness of subtenants, and may result in revisions to the liability. Our remaining liability of $4 million as of March 31, 2016 related to these excess office facilities represents gross lease commitments with agreements expiring at various dates through 2023 of approximately $19 million, net of committed and estimated sublease income of approximately $14 million and a present value factor of $1 million. We have entered into signed sublease arrangements for approximately $2 million, with the remaining $12 million based on estimated future sublease income.

        The following tables summarize the restructuring accrual activity during the three months ended March 31, 2016 and 2015:

	Severance	Excess Office Facilities	Total
Balance, December 31, 2015	$4	$4	$8
Restructuring charges	6	—	6
Cash payments	(5)	—	(5)

Balance, March 31, 2016	$5	$4	$9

	Severance	Excess Office Facilities	Total
Balance, December 31, 2014	$8	$5	$13
Restructuring charges	6	—	6
Cash payments	(7)	(1)	(8)

Balance, March 31, 2015	$7	$4	$11

Note 10.  Shareholders' Equity

        Our common stock activity for the three months ended March 31, 2016 and 2015 was as follows:

	Three Months Ended March 31,
	2016	2015
Common stock outstanding at beginning of period	242.6	266.9
Issuance of common stock under stock option plans	0.4	2.8
Repurchase of common stock	(21.2)	—
Distribution of common stock held in deferred compensation trust	0.6	—

Common stock outstanding at end of period	222.4	269.7

Share Repurchase Program

        Our Board of Directors has authorized the purchase of $600 million to $1 billion of common stock through June 30, 2016 at prices per share below 85% of our most recent quarterly NAV per share, subject to certain conditions. We have entered into a Rule 10b5-1 trading plan to undertake accretive share repurchases on a non-discretionary basis up to the $1 billion limit.

        In determining the quarterly amount, the Board of Directors will be guided by our net cash provided by operating activities in preceding quarters, our capital requirements, our cash position, operational issues, economic conditions and the current trading price of our common stock and other factors. During the three months ended March 31, 2016, we repurchased a total of 21.2 million shares of our common stock in the open market for $297 million at an average price of $13.96 per share.

        The share repurchase program may be further suspended, terminated or modified at any time for any reason and does not obligate us to acquire any specific number of shares of our common stock.

Note 11.  Income Taxes

        As a taxable corporation under Subchapter C of the Code, we are subject to federal and applicable state corporate income taxes on our taxable ordinary income and capital gains. However, we estimate that for income tax purposes, we had both net operating loss carryforwards and net long-term capital loss carryforwards as of March 31, 2016. Our tax fiscal year ends on September 30.

        We file a consolidated federal income tax return with eligible corporate subsidiaries, including portfolio companies in which we hold 80% or more of the outstanding equity interest measured by both vote and fair value. As a result, we have entered into a tax sharing agreement under which members of the consolidated tax group are compensated for losses and other tax benefits by members that are able to use those losses and tax benefits on their pro forma stand-alone federal income tax return.

        As of March 31, 2016, our deferred tax asset was $785 million, our deferred tax liability was $218 million, our valuation allowance was $355 million and our net deferred tax asset was $212 million.

        We estimate the expected tax character of recognition of the reversal of the timing differences that give rise to the deferred tax assets and liabilities as either ordinary or capital income. However, the ultimate tax character of the deferred tax asset or liability may change from our estimated classification based on the ultimate form of recognition of the timing difference. As of March 31, 2016, we believe that it is more likely than not that we will have future ordinary income to realize the majority of our ordinary deferred tax assets and therefore did not record a valuation allowance against these ordinary deferred tax assets except for a portion of our net operating losses ("NOL") generated in New York

City will expire unutilized. As of March 31, 2016, we have recorded a $12 million valuation allowance against a $13 million deferred tax asset related to $144 million of NOLs generated in New York City.

        We continue to maintain a valuation allowance against a significant portion of our deferred tax assets. We believe that it is more likely than not that we will be able to utilize $16 million of our capital deferred tax assets as of March 31, 2016 and we have established a partial valuation allowance of $167 million against certain capital deferred tax assets. We recognized a tax benefit of $16 million associated with the decrease in the valuation allowance against our capital deferred tax asset associated with unrealized losses on equity investments treated as capital for tax purposes during the three months ended March 31, 2016.

        We continue to assess our ability to realize our existing capital deferred tax assets. We believe that due to the recent decision to solicit offers to acquire individual lines of business or the company in its entirety, certain investments that had previously been determined to be long-lived assets may provide a source of taxable income to realize certain capital deferred tax assets. Assessing the recoverability of a deferred tax asset requires management to make estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecasted cash flows from investments and operations, the character of expected income or loss as either capital or ordinary, and the application of existing tax laws in each jurisdiction. To the extent that future cash flows or the amount or character of taxable income differ significantly from these estimates, our ability to realize the deferred tax assets could be impacted.

        Effective January 1, 2016, we elected to early adopt the provisions of ASU 2016-09. The cumulative effect of the adoption was an increase to the beginning balance of shareholders' equity of $16 million due to the recognition of a deferred tax asset for excess tax benefits associated with the share based compensation that was unrecorded in previous tax years. The deferred tax asset is ordinary in nature and we believe that it is more likely than not that we will have future sufficient ordinary income to utilize the deferred tax asset. Therefore, we did not establish a valuation allowance against this portion of the ordinary deferred tax asset.

        A reconciliation of the provision for income taxes computed at the U.S. federal statutory corporate income tax rate and our effective tax rate for the three months ended March 31, 2016 and 2015 were as follows:

	Three Months Ended March 31,
	2016	2015
Tax on net (loss) earnings computed at federal statutory tax rate	$(27)	$27
State taxes, net of federal tax benefit	(4)	3
Valuation allowance	49	(21)
Dividends received deduction	(5)	(2)
Earnings of European Capital	(9)	18
Capital gain on tax deconsolidation of subsidiary	—	35
Other	(1)	1

Total provision for income taxes	$3	$61

        We recognize tax benefits of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. There has been no change in the amount of unrecognized tax benefits as of December 31, 2015. We do not reasonably expect any material changes to the unrecognized tax benefits within the next twelve months.

Note 12.  Commitments and Contingencies

        In the normal course of business, we enter into contractual agreements that facilitate transactions or provide general indemnifications against losses, costs, claims and liabilities arising from the performance of our obligations under such agreements. We have not had any claims nor made any payments pursuant to such agreements. We cannot estimate the maximum potential exposure under these arrangements as this would involve future claims that may be made against us that have not yet occurred. However, based on our experience, we expect the risk of any material loss to us to be remote.

        We are a party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect on our financial condition or results of operations.

Loan and Financing Agreements

        As of March 31, 2016, we had commitments under loan and financing agreements to fund up to $189 million to 23 portfolio companies. These commitments are primarily composed of working capital credit facilities, acquisition credit facilities and subscription agreements. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and availability under borrowing base thresholds. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio. As of March 31, 2016, European Capital and its affiliates had commitments of $59 million to fund European Capital UK SME Debt LP and $90 million to fund European Capital Private Debt LP ("ECAS Private Debt"). In addition, as of March 31, 2016, ACAM had a commitment of $111 million to American Capital Equity III, LP, which is expected to be funded by an equity investment from American Capital. See Note 14 to our interim consolidated financial statements included in this Form 10-Q for further discussion of ACAM's American Capital Equity III, LP's commitment.

Note 13.  Significant Subsidiaries

        We have determined that for the three months ended March 31, 2016, certain of our unconsolidated portfolio companies have met the conditions of a significant subsidiary under Rule 1-02(w) of Regulation S-X. Accordingly, pursuant to Rule 10-01(b)(1) of Regulation S-X, aggregate summarized income statement information for the three months ended March 31, 2016 and 2015 has been included as follows:

	Three Months Ended March 31,
	2016	2015
Total revenue	$269	$268
Total operating expenses	$255	$232
Net operating income	$14	$36
Net (loss) income	$(10)	$26

Note 14.  Asset Sales

        ECAS Private Debt is a private debt fund that closed during the second quarter of 2015 with €318 million of capital commitments, of which €165 million was committed by European Capital and its affiliates. The ECAS Private Debt fund provides debt financing to mid-market companies in Europe, primarily through unitranche, second lien and mezzanine financing, with secondary purchases of senior loans on an opportunistic basis. During the fourth quarter of 2015, the ECAS Private Debt fund had an additional closing of €69 million which increased the total capital commitments to €387 million. Upon its final closing in April 2016, the ECAS Private Debt fund raised an additional €86 million which increased the investment capacity of the fund to €473 million. The fund will have a three year investment period and a subsidiary of ACAM manages the ECAS Private Debt fund for an annual management fee of 1.50% on deployed capital and up to a 15% carried interest, subject to certain hurdles. The ECAS Private Debt fund will be dissolved on March 19, 2025, unless extended. In April 2015, European Capital sold €162 million ($175 million) of investments at their approximate fair value in 9 portfolio companies to the ECAS Private Debt fund. European Capital received €158 million ($170 million) for the sale of these assets and recognized a realized loss of €4 million ($5 million). As of March 31, 2016, European Capital's investment in the ECAS Private Debt fund had a cost basis and fair value of $97 million and $102 million, respectively. As of March 31, 2016, European Capital had an unfunded commitment of €79 million ($90 million) to the ECAS Private Debt fund.

        On April 28, 2014, we completed a $1.1 billion private placement of partnership interests in American Capital Equity III, LP ("ACE III" or "the Fund"), a new private equity fund focused on investing in U.S. companies in the lower middle market. Concurrent with the private placement, we entered into a Contribution and Redemption Agreement with the Fund pursuant to which we agreed to contribute 100% of our equity and equity-related investments in seven portfolio companies to the Fund and to provide the Fund with an option to acquire our equity investment in WRH, Inc. (the "Equity Option"), in exchange for partnership interests in the Fund. Collectively, the eight portfolio companies (including WRH, Inc., assuming the Equity Option is exercised) comprise the Secondary Portfolio for ACE III. On April 1, 2015, the Equity Option was exercised by the Fund for the exercise price of $24 million. The Fund's aggregate $1.1 billion capital commitment includes a commitment of $200 million from ACAM for Primary Investments, of which $111 million was undrawn as of March 31, 2016.

Note 15.  Related Party Transactions

        As a BDC, we are required by law to make available significant managerial assistance to our eligible portfolio companies. Such assistance typically involves providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to its management and board of directors, including participating on the company's board of directors. As of March 31, 2016, we had board seats on 33 companies in our investment portfolio. Providing assistance to the companies in our investment portfolio serves as an opportunity for us to maximize their value.

        The following table shows the operating revenue from our control investments, as defined under the 1940 Act for the three months ended March 31, 2016 and 2015:

	Three Months Ended March 31,
	2016	2015
Operating Revenue—Control Investments
Interest and dividend income	$90	$60
Fee income	$10	$14

American Capital Asset Management

        Our fund management business is conducted through ACAM. In general, ACAM provides investment management services through consolidated subsidiaries that enter into management agreements with each of its managed funds. In addition, American Capital or ACAM may invest directly into these funds and earn investment income from its investments in those funds. Under the management agreements, ACAM's responsibilities include, but are not limited to, sourcing, analyzing and executing investments and asset sales, delivering financial and compliance reports to investors in the funds under management, administering the daily business and affairs of the funds under management and performing other asset management duties. We have entered into service agreements with ACAM to provide it with additional asset management and administrative services support. Through these agreements, we provide investment advisory and oversight services to ACAM, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. During the three months ended March 31, 2016 and 2015, we recognized operating revenues from our investment in ACAM of $34 million and $33 million, respectively. During the three months ended March 31, 2016 and 2015, we received an additional $1 million and $3 million, respectively, of dividends from ACAM, which were recorded as a reduction to the cost basis of our investment in ACAM.

        During the three months ended March 31, 2016, we transferred to ACAM 100% of our equity investments in ACEI Singapore Holdings Private LTD, BMR Energy LLC, Hollyhock Limited and Taiba Wind Energy, LLC. The cost basis and fair value of these transferred investments as of December 31, 2015 was $77 million and $94 million, respectively. As of March 31, 2016, the cost basis and fair value of these transferred investments was $83 million and $85 million, respectively.

European Capital

        As discussed in Note 1 to these consolidated financial statements, we consolidated our investment in European Capital effective October 1, 2014. ACAM, through its subsidiary, ECAM, acts as the investment manager to European Capital. Under ACAM's investment management agreement with European Capital, ACAM is entitled to receive an annual management fee of 2% of the weighted average monthly consolidated gross asset value of all the investments at fair value of European Capital, an incentive fee equal to 100% of the net earnings in excess of a return of 8% but less than a return of 10%, and 20% of the net earnings thereafter. The investment management agreement with European Capital was amended to waive the incentive fee for 2011, 2012, 2013 and 2014. During the first quarter of 2015, the investment management agreement with European Capital was amended to cancel the incentive fee for 2015 and going forward. The management fee charged by ACAM for the three months ended March 31, 2016 and 2015 was $2 million and $4 million, respectively.

        As discussed in Note 7 to these consolidated financial statements, European Capital has issued Redeemable Preferred Shares to employees of ECAM as part of long-term employee incentive plans. These shares are redeemable by European Capital based on the aggregate returns on investments made after January 1, 2012 and are treated as mandatorily redeemable preferred stock in our consolidated balance sheets in accordance with FASB ASC Topic 480, Distinguishing Liabilities from Equity. The fair value of the Redeemable Preferred Shares as of March 31, 2016 and December 31, 2015 was $27 million and $34 million, respectively. During the three months ended March 31, 2016 and 2015, a portion of the Redeemable Preferred Shares were redeemed and European Capital realized losses of $12 million and $46 million, respectively, associated with the redemptions, which was fully offset by reversals of unrealized depreciation of $12 million and $46 million, respectively, which is included in net realized loss and net unrealized (depreciation) appreciation in our consolidated statements of operations.

American Capital Equity I, LLC and American Capital Equity II, LP

        On June 30, 2015, we entered into stock purchase agreements with American Capital Equity I, LLC and American Capital Equity II, LP under which we acquired secondary and add-on investments in 24 portfolio companies for an aggregate purchase price of $145 million. The initial purchase price for such investments was based on the fair value of the investments as of March 31, 2015, but is potentially subject to increase on June 30, 2016 as a result of certain post-closing adjustments. For the three months ended March 31, 2016, we recorded $22 million of net unrealized depreciation after our acquisition of these investments, which is included in net unrealized (depreciation) appreciation in our consolidated statements of operations.

PART C

Other information

ITEM 25.    FINANCIAL STATEMENTS AND EXHIBITS

(1)
Financial Statements

              The following statements of the Company and American Capital are included in Part A of this Registration Statement:

(2)
Exhibits

(a)	Articles of Amendment and Restatement, as amended(1)
(b)	Second Amended and Restated Bylaws, as amended(2)
(c)	Not Applicable
(d)(1)	Form of Stock Certificate(3)
(d)(2)	Statement of Eligibility of Trustee on Form T-1*
(d)(3)	Form of Subscription Certificate(4)
(d)(4)	Indenture, dated June 16, 2006, between Allied Capital Corporation and The Bank of New York, as trustee(5)
(d)(5)	Form of Note under the Indenture, dated June 16, 2006, between Allied Capital Corporation and The Bank of New York, as trustee (contained in Exhibit (d)(4) to this Registration Statement)(5)
(d)(6)	Third Supplemental Indenture, dated as of March 28, 2007, between Allied Capital Corporation and The Bank of New York, as trustee(6)
(d)(7)	Form of 6.875% Notes due 2047(6)
(d)(8)	Fourth Supplemental Indenture, dated as of April 1, 2010, among Ares Capital Corporation, Allied Capital Corporation and The Bank of New York Mellon, as trustee(7)
(d)(9)	Indenture, dated as of October 21, 2010, between Ares Capital Corporation and U.S. Bank National Association, as trustee(8)
(d)(10)	Third Supplemental Indenture, dated as of September 25, 2012, relating to the 5.875% Senior Notes due 2022, between Ares Capital Corporation and U.S. Bank National Association, as trustee(9)
(d)(11)	Form of 5.875% Senior Notes due 2022(9)
(d)(12)	Fourth Supplemental Indenture, dated as of November 19, 2013, relating to the 4.875% Senior Notes due 2018, between Ares Capital Corporation and U.S. Bank National Association, as trustee(10)
(d)(13)	Form of 4.875% Senior Notes due 2018(10)
(d)(14)	Fifth Supplemental Indenture, dated as of November 21, 2014, relating to the 3.875% Notes due 2020, between Ares Capital Corporation and U.S. Bank National Association, as trustee(11)
(d)(15)	Form of 3.875% Notes due 2020(11)
(d)(16)	Indenture, dated as of March 14, 2012, between Ares Capital Corporation and U.S. Bank National Association, as trustee(12)
(d)(17)	Form of 4.875% Convertible Senior Notes due 2017(12)
(d)(18)	Indenture, dated as of October 10, 2012, between Ares Capital Corporation and U.S. Bank National Association, as trustee(13)
(d)(19)	Form of 4.75% Convertible Senior Notes due 2018(13)
(d)(20)	Indenture, dated as of July 19, 2013, between Ares Capital Corporation and U.S. Bank National Association, as trustee(14)

(d)(21)	Form of 4.375% Convertible Senior Notes due 2019(14)
(e)	Dividend Reinvestment Plan of Ares Capital Corporation(15)
(f)	Not Applicable
(g)(1)	Restated Investment Advisory and Management Agreement, dated as of June 6, 2011, between Registrant and Ares Capital Management LLC(16)
(g)(2)	Transaction Support and Fee Waiver Agreement, dated May 23, 2016, between Ares Capital Corporation and Ares Capital Management LLC(17)
(h)(1)	Form of Underwriting Agreement for Equity Securities**
(h)(2)	Form of Underwriting Agreement for Debt Securities**
(h)(3)	Form of Equity Distribution Agreement**
(i)	Not Applicable
(j)(1)	Amended and Restated Custodian Agreement, dated as of May 15, 2009, between Ares Capital Corporation and U.S. Bank National Association(18)
(j)(2)	Amendment No. 1, dated as of December 19, 2014, to the Amended and Restated Custodian Agreement dated as of May 15, 2009, by and among Ares Capital Corporation and U.S. Bank National Association(19)
(k)(1)	Amended and Restated Administration Agreement, dated as of June 1, 2007, between Ares Capital Corporation and Ares Operations LLC(20)
(k)(2)	Trademark License Agreement between Ares Capital Corporation and Ares Management LLC(21)
(k)(3)	Form of Indemnification Agreement between Ares Capital Corporation and directors and certain officers(22)
(k)(4)	Form of Indemnification Agreement between Ares Capital Corporation and members of Ares Capital Management LLC investment committee(22)
(k)(5)	Amended and Restated Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital Corporation, as seller, and Ares Capital CP Funding Holdings LLC, as purchaser(23)
(k)(6)	Amendment No. 1 to Amended and Restated Purchase and Sale Agreement, dated as of June 7, 2012, among Ares Capital Corporation, as seller, and Ares Capital CP Funding Holdings LLC, as purchaser(24)
(k)(7)	Second Tier Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital CP Funding Holdings LLC, as seller, and Ares Capital CP Funding LLC, as purchaser(23)
(k)(8)	Amendment No. 1 to Second Tier Purchase and Sale Agreement, dated as of June 7, 2012, among Ares Capital CP Funding Holdings LLC, as seller, and Ares Capital CP Funding LLC, as purchaser(25)
(k)(9)
Amended and Restated Sale and Servicing Agreement, dated as of January 22, 2010, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wachovia Bank, National Association, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(23)

(k)(10)	Amendment No. 1 to the Amended and Restated Sale and Servicing Agreement, dated as of May 6, 2010, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wells Fargo Bank, National Association, as successor by merger to Wachovia Bank, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(25)
(k)(11)
Amendment No. 2 to the Amended and Restated Sale and Servicing Agreement, dated as of January 18, 2011, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wells Fargo Bank, National Association, as successor by merger to Wachovia Bank, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(26)
(k)(12)
Amendment No. 3 to the Amended and Restated Sale and Servicing Agreement, dated as of October 13, 2011, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and as transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, U.S. Bank National Association, as trustee, collateral custodian and bank, and Wells Fargo Securities, LLC, as agent(27)
(k)(13)
Amendment No. 4 to the Amended and Restated Sale and Servicing Agreement, dated as of January 18, 2012, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as collateral custodian, trustee and bank(28)
(k)(14)
Amendment No. 5 to the Amended and Restated Sale and Servicing Agreement, dated as of June 7, 2012, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as collateral custodian, trustee and bank(24)
(k)(15)
Amendment No. 6 to the Loan and Servicing Agreement, dated as of January 25, 2013, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Wells Fargo Securities, LLC, as agent, and Wells Fargo Bank, National Association, as swingline lender, and the other lenders party thereto(29)
(k)(16)
Omnibus Amendment, dated as of May 14, 2014, among Ares Capital CP Funding LLC, Ares Capital CP Funding Holdings LLC, Ares Capital Corporation, Wells Fargo Bank, National Association, as swingline lender and as a lender, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as trustee, bank and collateral custodian (amending the Loan and Servicing Agreement, dated as of January 22, 2010, the Amended and Restated Purchase and Sale Agreement, dated as of January 22, 2010, and the Second Tier Purchase and Sale Agreement, dated as of January 22, 2010)(30)
(k)(17)
Sixth Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 18, 2016, among Ares Capital Corporation, the lenders party thereto, and JPMorgan Chase Bank as administrative agent(31)
(k)(18)
Loan and Servicing Agreement, dated as of January 20, 2012, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, collateral agent and lender, and U.S. Bank National Association, as collateral custodian and bank(32)

(k)(19)	Purchase and Sale Agreement, dated as of January 20, 2012, between Ares Capital JB Funding LLC, as purchaser, and Ares Capital Corporation, as seller(32)
(k)(20)
Omnibus Amendment No. 1, dated as of September 14, 2012, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, lender and collateral agent, and U.S. Bank National Association, as collateral custodian and bank (amending the Loan and Servicing Agreement, dated as of January 20, 2012, and the Purchase and Sale Agreement, dated as of January 20, 2012)(33)
(k)(21)
Omnibus Amendment No. 2, dated as of December 20, 2013, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, lender and collateral agent, and U.S. Bank National Association, as collateral custodian and bank (amending the Loan and Servicing Agreement, dated as of January 20, 2012, and the Purchase and Sale Agreement, dated as of January 20, 2012)(34)
(k)(22)
Omnibus Amendment No. 3, dated as of June 30, 2015, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, lender and collateral agent, and U.S. Bank National Association, as collateral custodian and bank (amending the Loan and Servicing Agreement, dated as of January 20, 2012, and the Purchase and Sale Agreement, dated as of January 20, 2012)(35)
(k)(23)
Agreement and Plan of Merger, dated May 23, 2016, amongAres Capital Corporation, a Maryland corporation, American Capital, Ltd., a Delaware corporation, Orion Acquisition Sub, Inc., Ivy Hill Asset Management, L.P., Ivy Hill Asset Management GP, LLC, American Capital Asset Management, LLC, and solely for the limited purposes set forth therein, Ares Capital Management LLC(17)
(l)(1)	Opinion and Consent of Venable LLP, Maryland counsel for Ares Capital Corporation**
(l)(2)	Opinion and Consent of Proskauer Rose LLP, counsel for Ares Capital Corporation**
(m)	Not Applicable
(n)(1)	Consent of independent registered public accounting firm for Ares Capital Corporation*
(n)(2)	Report of independent registered public accounting firm for Ares Capital Corporation, regarding "senior securities" table contained herein*
(n)(3)	Consent of KPMG LLP relating to the financial statements of Senior Secured Loan Fund LLC*
(n)(4)	Consent of independent registered public accounting firm for American Capital, Ltd., for audited financial statements*
(o)	Financial Statements of Senior Secured Loan Fund LLC as of and for the years ended December 31, 2015 and December 31, 2014 (audited)(36)
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics(22)
99.1	Statement of Computation of Ratio of Earnings to Fixed Charges*
99.2	Form of Preliminary Prospectus Supplement For Common Stock Offerings(37)

99.3	Form of Preliminary Prospectus Supplement For Preferred Stock Offerings(37)
99.4	Form of Preliminary Prospectus Supplement For Debt Offerings(37)
99.5	Form of Preliminary Prospectus Supplement For Rights Offerings(37)
99.6	Form of Preliminary Prospectus Supplement For Warrant Offerings(37)
99.7	Form of Preliminary Prospectus Supplement For Unit Offerings(37)
99.8	Form of Preliminary Prospectus Supplement For Retail Notes Offerings(38)
99.9	Form of Preliminary Prospectus Supplement For Institutional Notes Offerings(38)

*
Filed herewith.

**
To be filed by amendment.

(1)
Incorporated by reference to Exhibit 3.1 to the Company's Form 10-K (File No. 814-00663) for the year ended December 31, 2015, filed on February 24, 2016.

(2)
Incorporated by reference to Exhibit 3.2 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2010, filed on August 5, 2010.

(3)
Incorporated by reference to Exhibit (d) to the Registrant's pre effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114656), filed on September 28, 2004.

(4)
Incorporated by reference to Exhibit (d)(4) to the Registrant's pre effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-149139), filed on April 9, 2008.

(5)
Incorporated by reference to Exhibit d.2 to Allied Capital's Registration Statement under the Securities Act of 1933, as amended, on Form N 2/A (File No. 333-133755), filed on June 21, 2006.

(6)
Incorporated by reference to Exhibits d.8 and d.9, as applicable, to Allied Capital's post effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2/A (File No. 333-133755), filed on March 28, 2007.

(7)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on April 7, 2010.

(8)
Incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-K (File No. 814-00663), filed on October 22, 2010.

(9)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on September 25, 2012.

(10)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on November 19, 2013.

(11)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on November 21, 2014.

(12)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on March 14, 2012.

(13)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on October 10, 2012.

(14)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on July 19, 2013.

(15)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on February 27, 2012.

(16)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on June 8, 2011.

(17)
Incorporated by reference to Exhibits 2.1 and 99.1, as applicable to the Registrant's Form 8-K (File No. 814-00663), filed on May 23, 2016.

(18)
Incorporated by reference to Exhibit (j) to the Registrant's pre effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-158211), filed on May 28, 2009.

(19)
Incorporated by reference to Exhibit 10.5 to the Registrant's Form 10-K (File No. 814-00663) for the year ended December 31, 2014, filed on February 26, 2015.

(20)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2007, filed on August 9, 2007.

(21)
Incorporated by reference to Exhibit (k)(3) to the Registrant's pre effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114656), filed on September 17, 2004.

(22)
Incorporated by reference to Exhibits (k)(3), (k)(4) and (r), as applicable, to the Registrant's Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-188175), filed on April 26, 2013.

(23)
Incorporated by reference to Exhibits 10.2 through 10.4, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 25, 2010.

(24)
Incorporated by reference to Exhibits 10.1 through 10.3, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on June 8, 2012.

(25)
Incorporated by reference to Exhibit 10.5 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended March 31, 2010, filed on May 10, 2010.

(26)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 19, 2011.

(27)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on October 14, 2011.

(28)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 19, 2012.

(29)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 28, 2013.

(30)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on May 15, 2014.

(31)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on April 18, 2016.

(32)
Incorporated by reference to Exhibits 10.1 and 10.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 24, 2012.

(33)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on September 17, 2012.

(34)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on December 23, 2013.

(35)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on July 1, 2015.

(36)
Incorporated by reference to Exhibit 99.1 to the Registrant's Form 10-K (File No. 814-00663), filed on February 24, 2016.

(37)
Incorporated by reference to Exhibits 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, as applicable, to the Registrant's pre effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-181563), filed on July 19, 2012.

(38)
Incorporated by reference to Exhibits 99.8 and 99.9, as applicable, to the Registrant's pre effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-195748), filed on June 26, 2014.

ITEM 26.    MARKETING ARRANGEMENTS

              The information contained under the heading "Plan of Distribution" on this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

ITEM 27.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee		$302,100	*
NASDAQ Global Select Market Additional Listing Fee		$65,000	(1)
FINRA filing fee		$—
Accounting fees and expenses	$	**	(1)
Legal fees and expenses	$	**	(1)
Printing	$	**	(1)
Miscellaneous fees and expenses	$	**	(1)
Total	$	**	(1)

*
This amount has been offset against a filing fee associated with unsold securities registered under a previous registration statement.

**
To be provided by amendment.

(1)
These amounts are estimates.

ITEM 28.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Direct Subsidiaries

              The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

10th Street Equity, LLC (Delaware)	100%
A.C. Corporation (Delaware)	100%
A.C., LP (Delaware)	100%
AC Notes Holdings LLC (Delaware)	100%
Allbridge Equity, LLC (Delaware)	100%
Allied Asset Holdings, LLC (Delaware)	100%
Allied Capital Holdings LLC (Delaware)	100%
ARCC ABB LLC (Delaware)	100%
ARCC AXC LLC (Delaware)	100%
ARCC Balko LLC (Delaware)	100%
ARCC BM LLC (Delaware)	100%
ARCC C&C Holdco, LLC (Delaware)	99.5%
ARCC CCS, Inc. (Delaware)	100%
ARCC CG Corp. (Delaware)	100%
ARCC CIC Flex Corporation (Delaware)	100%
ARCC CLPB Corporation (Delaware)	100%
ARCC Covestia Corp. (Delaware)	100%
ARCC CP LLC (Delaware)	100%
ARCC Crescent LLC (Delaware)	100%
ARCC ECG LLC (Delaware)	100%
ARCC FD Corp. (Delaware)	100%
ARCC FM Corp. (Delaware)	100%
ARCC GAC LLC (Delaware)	100%
ARCC GF, LLC (Delaware)	100%
ARCC HBF LLC (Delaware)	100%
ARCC HT Corp. (f/k/a ARCC Sage Inc.) (Delaware)	100%
ARCC IGS Corp. (Delaware)	100%
ARCC Imperial Corporation (Delaware)	100%
ARCC Imperial POF LLC (f/k/a Amerex Equity LLC) (Delaware)	100%
ARCC JTC, LLC (Delaware)	100%
ARCC LSQ LLC (Delaware)	100%
ARCC LVCG Investors LLC (Delaware)	100%
ARCC MB Corp. (Delaware)	100%
ARCC MCF I, LLC (fka Dynamic Equity, LLC) (Delaware)	100%
ARCC MCF 2 LLC (Delaware)	100%
ARCC NPA Corp. (f/k/a ARCC PSSI Corp.) (Delaware)	100%
ARCC OTG Corp. (Delaware)	100%
ARCC PCGI III AIV Blocker, Inc. (Delaware)	100%
ARCC PCP G.P., LLC (Delaware)	100%
ARCC PCP L.P., LLC (Cayman Islands)	100%
ARCC PF LLC (Delaware)	100%
ARCC PH Corp. (Delaware)	100%
ARCC PJMB LLC (Delaware)	100%
ARCC RB LLC (Delaware)	100%

ARCC S2 LLC (f/k/a/ AC Postle, LLC) (Delaware)	100%
ARCC SC LLC (Delaware)	100%
ARCC SK Blocker Corp. (Delaware)	100%
ARCC Universal Corp. (Delaware)	100%
ARCC VP LLC (Delaware)	100%
Ares Capital CP Funding Holdings LLC (Delaware)	100%
Ares Capital JB Funding LLC (Delaware)	100%
Ares Venture Finance GP LLC (Delaware)	100%
Ares Venture Finance, L.P. (Delaware)	100%
Calder Capital Partners LLC (Delaware)	100%
Calder Equity, LLC (Delaware)	100%
Calder Investment Partners LLC (Delaware)	100%
Cleveland East Equity, LLC (Delaware)	100%
Crescent Equity Corp. (Delaware)	86.26%
GlobalCom Equity, LLC (Delaware)	100%
IAT Equity, LLC (Delaware)	100%
Ivy Hill Asset Management GP, LLC (Delaware)	100%
Multiad Equity Corp. (Delaware)	86.26%
NPH, Inc. (Maryland)	100%
Orion Acquisition Sub, Inc. (Delaware)	100%
S2 Equity Corp. (Delaware)	86.26%
Slate Equity, LLC (Delaware)	100%
Soteria Mezzanine Corporation (Delaware)	86.26%
Stag Equity, LLC (Delaware)	100%
Startec Equity, LLC (Delaware)	100%

Indirect Subsidiaries

              The following list sets forth each of our indirect subsidiaries, the state under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by the sole member of such subsidiary:

Allied Crescent Equity, LLC (Delaware)	100%
ARCC Imperial LLC (Delaware)	100%
Ares Capital CP Funding LLC (Delaware)	100%
Crescent Sliver Equity LLC (Delaware)	100%
HCI Equity, LLC (Illinois)	100%
PCP GHS Holdings Inc. (Delaware)	100%
PCP Wilcon Holdings Inc. (Delaware)	100%

              Each of our direct and indirect subsidiaries listed above is consolidated for financial reporting purposes.

              In addition, we may be deemed to control certain portfolio companies. See "Portfolio Companies" in the Prospectus.

ITEM 29.    NUMBER OF HOLDERS OF SECURITIES

              The following table sets forth the approximate number of record holders of the Company's common stock and each class of the Company's senior securities (including bank loans) as of March 31, 2016.

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common stock, $0.001 par value	1,520 (including Cede & Co.)
Revolving Credit Facility	20
Revolving Funding Facility	1
SMBC Funding Facility	1
SBA Debentures	1
June 2016 Convertible Notes	55
2017 Convertible Notes	45
2018 Convertible Notes	51
2019 Convertible Notes	45
2018 Notes	69
2020 Notes	44
October 2022 Notes	62
2047 Notes	75

ITEM 30.    INDEMNIFICATION

              Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

              Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to, with the approval of the board of directors or a duly authorized committee thereof, indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors, members of our investment adviser's investment committee and certain of our officers. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.

              Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

              The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment adviser Ares Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser's services under the investment advisory and management agreement or otherwise as an investment adviser of the Company.

              The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Operations and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Operations' services under the administration agreement or otherwise as administrator for the Company.

              Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

              A description of any other business, profession, vocation or employment of a substantial nature in which Ares Capital Management, and each partner, director or executive officer of Ares Capital Management, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management." Additional information regarding Ares Capital Management and its officers and directors are set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63168), and is incorporated herein by reference.

ITEM 32.    LOCATION OF ACCOUNTS AND RECORDS

              All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of:

  (1)
  the Company, Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167;

  (2)
  the transfer agent, Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842;

  (3)
  the custodian, U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, Massachusetts 02110; and

  (4)
  our investment adviser, Ares Capital Management LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

ITEM 33.    MANAGEMENT SERVICES

              Not Applicable.

ITEM 34.    UNDERTAKINGS

              The Registrant undertakes:

  (1)
  to suspend the offering of shares until the prospectus is amended if (a) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (b) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

  (2)
  if the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by stockholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall undertake to file a post-effective amendment to set forth the terms of such offering;

  (3)
  to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (a)
  to include any prospectus required by Section 10(a)(3) of the Securities Act;

  (b)
  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

  (c)
  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (4)
  that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

  (5)
  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

  (6)
  that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

  (7)
  that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

  (a)
  any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

  (b)
  the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

  (c)
  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser;

  (8)
  to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event its shares of common stock are trading below its net asset value per share and either (a) the Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant's ability to continue as a going concern or (b) the Registrant has concluded that a fundamental change has occurred in its financial position or results of operations;

  (9)
  to file, at the time of each offering of securities, appropriate legality opinions by post-effective amendment to the registration statement;

  (10)
  to file a post-effective amendment to the registration statement with respect to any offerings of subscription rights to purchase shares of our common stock; and

  (11)
  to file a post-effective amendment to the registration statement with respect to any offerings of units.

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 21st day of June 2016.

ARES CAPITAL CORPORATION
By:	/s/ R. KIPP DEVEER R. Kipp deVeer Chief Executive Officer

              KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints R. Kipp deVeer, Penni F. Roll, Joshua M. Bloomstein and Michael D. Weiner and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement on Form N-2 and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

SIGNATURE	TITLE	DATE

/s/ R. KIPP DEVEER R. Kipp deVeer	Chief Executive Officer and Director (principal executive officer)	June 21, 2016
/s/ PENNI F. ROLL Penni F. Roll	Chief Financial Officer (principal financial officer)	June 21, 2016
/s/ SCOTT C. LEM Scott C. Lem	Chief Accounting Officer, Vice President and Treasurer (principal accounting officer)	June 21, 2016
/s/ MICHAEL J. AROUGHETI Michael J Arougheti	Co-Chairman and Director	June 21, 2016

SIGNATURE	TITLE	DATE

/s/ STEVE BARTLETT Steve Bartlett	Director	June 21, 2016
/s/ ANN TORRE BATES Ann Torre Bates	Director	June 21, 2016
/s/ DANIEL G. KELLY, JR. Daniel G. Kelly, Jr.	Director	June 21, 2016
/s/ STEVEN B. MCKEEVER Steven B. McKeever	Director	June 21, 2016
/s/ ROBERT L. ROSEN Robert L. Rosen	Director	June 21, 2016
/s/ BENNETT ROSENTHAL Bennett Rosenthal	Co-Chairman and Director	June 21, 2016
/s/ ERIC B. SIEGEL Eric B. Siegel	Director	June 21, 2016

EXHIBIT INDEX

Exhibits

(a)	Articles of Amendment and Restatement, as amended(1)
(b)	Second Amended and Restated Bylaws, as amended(2)
(c)	Not Applicable
(d)(1)	Form of Stock Certificate(3)
(d)(2)	Statement of Eligibility of Trustee on Form T-1*
(d)(3)	Form of Subscription Certificate(4)
(d)(4)	Indenture, dated June 16, 2006, between Allied Capital Corporation and The Bank of New York, as trustee(5)
(d)(5)	Form of Note under the Indenture, dated June 16, 2006, between Allied Capital Corporation and The Bank of New York, as trustee (contained in Exhibit (d)(4) to this Registration Statement)(5)
(d)(6)	Third Supplemental Indenture, dated as of March 28, 2007, between Allied Capital Corporation and The Bank of New York, as trustee(6)
(d)(7)	Form of 6.875% Notes due 2047(6)
(d)(8)	Fourth Supplemental Indenture, dated as of April 1, 2010, among Ares Capital Corporation, Allied Capital Corporation and The Bank of New York Mellon, as trustee(7)
(d)(9)	Indenture, dated as of October 21, 2010, between Ares Capital Corporation and U.S. Bank National Association, as trustee(8)
(d)(10)	Third Supplemental Indenture, dated as of September 25, 2012, relating to the 5.875% Senior Notes due 2022, between Ares Capital Corporation and U.S. Bank National Association, as trustee(9)
(d)(11)	Form of 5.875% Senior Notes due 2022(9)
(d)(12)	Fourth Supplemental Indenture, dated as of November 19, 2013, relating to the 4.875% Senior Notes due 2018, between Ares Capital Corporation and U.S. Bank National Association, as trustee(10)
(d)(13)	Form of 4.875% Senior Notes due 2018(10)
(d)(14)	Fifth Supplemental Indenture, dated as of November 21, 2014, relating to the 3.875% Notes due 2020, between Ares Capital Corporation and U.S. Bank National Association, as trustee(11)
(d)(15)	Form of 3.875% Notes due 2020(11)
(d)(16)	Indenture, dated as of March 14, 2012, between Ares Capital Corporation and U.S. Bank National Association, as trustee(12)
(d)(17)	Form of 4.875% Convertible Senior Notes due 2017(12)
(d)(18)	Indenture, dated as of October 10, 2012, between Ares Capital Corporation and U.S. Bank National Association, as trustee(13)
(d)(19)	Form of 4.75% Convertible Senior Notes due 2018(13)

(d)(20)	Indenture, dated as of July 19, 2013, between Ares Capital Corporation and U.S. Bank National Association, as trustee(14)
(d)(21)	Form of 4.375% Convertible Senior Notes due 2019(14)
(e)	Dividend Reinvestment Plan of Ares Capital Corporation(15)
(f)	Not Applicable
(g)(1)	Restated Investment Advisory and Management Agreement, dated as of June 6, 2011, between Registrant and Ares Capital Management LLC(16)
(g)(2)	Transaction Support and Fee Waiver Agreement, dated May 23, 2016, between Ares Capital Corporation and Ares Capital Management LLC(17)
(h)(1)	Form of Underwriting Agreement for Equity Securities**
(h)(2)	Form of Underwriting Agreement for Debt Securities**
(h)(3)	Form of Equity Distribution Agreement**
(i)	Not Applicable
(j)(1)	Amended and Restated Custodian Agreement, dated as of May 15, 2009, between Ares Capital Corporation and U.S. Bank National Association(18)
(j)(2)	Amendment No. 1, dated as of December 19, 2014, to the Amended and Restated Custodian Agreement dated as of May 15, 2009, by and among Ares Capital Corporation and U.S. Bank National Association(19)
(k)(1)	Amended and Restated Administration Agreement, dated as of June 1, 2007, between Ares Capital Corporation and Ares Operations LLC(20)
(k)(2)	Trademark License Agreement between Ares Capital Corporation and Ares Management LLC(21)
(k)(3)	Form of Indemnification Agreement between Ares Capital Corporation and directors and certain officers(22)
(k)(4)	Form of Indemnification Agreement between Ares Capital Corporation and members of Ares Capital Management LLC investment committee(22)
(k)(5)	Amended and Restated Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital Corporation, as seller, and Ares Capital CP Funding Holdings LLC, as purchaser(23)
(k)(6)	Amendment No. 1 to Amended and Restated Purchase and Sale Agreement, dated as of June 7, 2012, among Ares Capital Corporation, as seller, and Ares Capital CP Funding Holdings LLC, as purchaser(24)
(k)(7)	Second Tier Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital CP Funding Holdings LLC, as seller, and Ares Capital CP Funding LLC, as purchaser(23)
(k)(8)	Amendment No. 1 to Second Tier Purchase and Sale Agreement, dated as of June 7, 2012, among Ares Capital CP Funding Holdings LLC, as seller, and Ares Capital CP Funding LLC, as purchaser(25)
(k)(9)
Amended and Restated Sale and Servicing Agreement, dated as of January 22, 2010, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wachovia Bank, National Association, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(23)

(k)(10)	Amendment No. 1 to the Amended and Restated Sale and Servicing Agreement, dated as of May 6, 2010, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wells Fargo Bank, National Association, as successor by merger to Wachovia Bank, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(25)
(k)(11)
Amendment No. 2 to the Amended and Restated Sale and Servicing Agreement, dated as of January 18, 2011, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer, Wells Fargo Bank, National Association, as successor by merger to Wachovia Bank, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(26)
(k)(12)
Amendment No. 3 to the Amended and Restated Sale and Servicing Agreement, dated as of October 13, 2011, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and as transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, U.S. Bank National Association, as trustee, collateral custodian and bank, and Wells Fargo Securities, LLC, as agent(27)
(k)(13)
Amendment No. 4 to the Amended and Restated Sale and Servicing Agreement, dated as of January 18, 2012, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as collateral custodian, trustee and bank(28)
(k)(14)
Amendment No. 5 to the Amended and Restated Sale and Servicing Agreement, dated as of June 7, 2012, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as collateral custodian, trustee and bank(24)
(k)(15)
Amendment No. 6 to the Loan and Servicing Agreement, dated as of January 25, 2013, among Ares Capital CP Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Wells Fargo Securities, LLC, as agent, and Wells Fargo Bank, National Association, as swingline lender, and the other lenders party thereto(29)
(k)(16)
Omnibus Amendment, dated as of May 14, 2014, among Ares Capital CP Funding LLC, Ares Capital CP Funding Holdings LLC, Ares Capital Corporation, Wells Fargo Bank, National Association, as swingline lender and as a lender, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as trustee, bank and collateral custodian (amending the Loan and Servicing Agreement, dated as of January 22, 2010, the Amended and Restated Purchase and Sale Agreement, dated as of January 22, 2010, and the Second Tier Purchase and Sale Agreement, dated as of January 22, 2010)(30)
(k)(17)
Sixth Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 18, 2016, among Ares Capital Corporation, the lenders party thereto, and JPMorgan Chase Bank as administrative agent(31)
(k)(18)
Loan and Servicing Agreement, dated as of January 20, 2012, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, collateral agent and lender, and U.S. Bank National Association, as collateral custodian and bank(32)
(k)(19)	Purchase and Sale Agreement, dated as of January 20, 2012, between Ares Capital JB Funding LLC, as purchaser, and Ares Capital Corporation, as seller(32)

(k)(20)	Omnibus Amendment No. 1, dated as of September 14, 2012, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, lender and collateral agent, and U.S. Bank National Association, as collateral custodian and bank (amending the Loan and Servicing Agreement, dated as of January 20, 2012, and the Purchase and Sale Agreement, dated as of January 20, 2012)(33)
(k)(21)
Omnibus Amendment No. 2, dated as of December 20, 2013, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, lender and collateral agent, and U.S. Bank National Association, as collateral custodian and bank (amending the Loan and Servicing Agreement, dated as of January 20, 2012, and the Purchase and Sale Agreement, dated as of January 20, 2012)(34)
(k)(22)
Omnibus Amendment No. 3, dated as of June 30, 2015, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, lender and collateral agent, and U.S. Bank National Association, as collateral custodian and bank (amending the Loan and Servicing Agreement, dated as of January 20, 2012, and the Purchase and Sale Agreement, dated as of January 20, 2012)(35)
(k)(23)
Agreement and Plan of Merger, dated May 23, 2016, amongAres Capital Corporation, a Maryland corporation, American Capital, Ltd., a Delaware corporation, Orion Acquisition Sub, Inc., Ivy Hill Asset Management, L.P., Ivy Hill Asset Management GP, LLC, American Capital Asset Management, LLC, and solely for the limited purposes set forth therein, Ares Capital Management LLC(17)
(l)(1)	Opinion and Consent of Venable LLP, Maryland counsel for Ares Capital Corporation**
(l)(2)	Opinion and Consent of Proskauer Rose LLP, counsel for Ares Capital Corporation**
(m)	Not Applicable
(n)(1)	Consent of independent registered public accounting firm for Ares Capital Corporation*
(n)(2)	Report of independent registered public accounting firm for Ares Capital Corporation, regarding "senior securities" table contained herein*
(n)(3)	Consent of KPMG LLP relating to the financial statements of Senior Secured Loan Fund LLC*
(n)(4)	Consent of independent registered public accounting firm for American Capital, Ltd., for audited financial statements*
(o)	Financial Statements of Senior Secured Loan Fund LLC as of and for the years ended December 31, 2015 and December 31, 2014 (audited)(36)
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics(22)
99.1	Statement of Computation of Ratio of Earnings to Fixed Charges*
99.2	Form of Preliminary Prospectus Supplement For Common Stock Offerings(37)
99.3	Form of Preliminary Prospectus Supplement For Preferred Stock Offerings(37)
99.4	Form of Preliminary Prospectus Supplement For Debt Offerings(37)

99.5	Form of Preliminary Prospectus Supplement For Rights Offerings(37)
99.6	Form of Preliminary Prospectus Supplement For Warrant Offerings(37)
99.7	Form of Preliminary Prospectus Supplement For Unit Offerings(37)
99.8	Form of Preliminary Prospectus Supplement For Retail Notes Offerings(38)
99.9	Form of Preliminary Prospectus Supplement For Institutional Notes Offerings(38)

*
Filed herewith.

**
To be filed by amendment.

(1)
Incorporated by reference to Exhibit 3.1 to the Company's Form 10-K (File No. 814-00663) for the year ended December 31, 2015, filed on February 24, 2016.

(2)
Incorporated by reference to Exhibit 3.2 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2010, filed on August 5, 2010.

(3)
Incorporated by reference to Exhibit (d) to the Registrant's pre effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114656), filed on September 28, 2004.

(4)
Incorporated by reference to Exhibit (d)(4) to the Registrant's pre effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-149139), filed on April 9, 2008.

(5)
Incorporated by reference to Exhibit d.2 to Allied Capital's Registration Statement under the Securities Act of 1933, as amended, on Form N 2/A (File No. 333-133755), filed on June 21, 2006.

(6)
Incorporated by reference to Exhibits d.8 and d.9, as applicable, to Allied Capital's post effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2/A (File No. 333-133755), filed on March 28, 2007.

(7)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on April 7, 2010.

(8)
Incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-K (File No. 814-00663), filed on October 22, 2010.

(9)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on September 25, 2012.

(10)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on November 19, 2013.

(11)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on November 21, 2014.

(12)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on March 14, 2012.

(13)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on October 10, 2012.

(14)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on July 19, 2013.

(15)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on February 27, 2012.

(16)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on June 8, 2011.

(17)
Incorporated by reference to Exhibits 2.1 and 99.1, as applicable to the Registrant's Form 8-K (File No. 814-00663), filed on May 23, 2016.

(18)
Incorporated by reference to Exhibit (j) to the Registrant's pre effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-158211), filed on May 28, 2009.

(19)
Incorporated by reference to Exhibit 10.5 to the Registrant's Form 10-K (File No. 814-00663) for the year ended December 31, 2014, filed on February 26, 2015.

(20)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2007, filed on August 9, 2007.

(21)
Incorporated by reference to Exhibit (k)(3) to the Registrant's pre effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114656), filed on September 17, 2004.

(22)
Incorporated by reference to Exhibits (k)(3), (k)(4) and (r), as applicable, to the Registrant's Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-188175), filed on April 26, 2013.

(23)
Incorporated by reference to Exhibits 10.2 through 10.4, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 25, 2010.

(24)
Incorporated by reference to Exhibits 10.1 through 10.3, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on June 8, 2012.

(25)
Incorporated by reference to Exhibit 10.5 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended March 31, 2010, filed on May 10, 2010.

(26)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 19, 2011.

(27)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on October 14, 2011.

(28)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 19, 2012.

(29)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 28, 2013.

(30)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on May 15, 2014.

(31)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on April 18, 2016.

(32)
Incorporated by reference to Exhibits 10.1 and 10.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 24, 2012.

(33)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on September 17, 2012.

(34)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on December 23, 2013.

(35)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on July 1, 2015.

(36)
Incorporated by reference to Exhibit 99.1 to the Registrant's Form 10-K (File No. 814-00663), filed on February 24, 2016.

(37)
Incorporated by reference to Exhibits 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, as applicable, to the Registrant's pre effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-181563), filed on July 19, 2012.

(38)
Incorporated by reference to Exhibits 99.8 and 99.9, as applicable, to the Registrant's pre effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-195748), filed on June 26, 2014.